DISCOVERY PREMIER(R)
                                 --------------
                            GROUP RETIREMENT ANNUITY




                       SEMI-ANNUAL REPORT TO PARTICIPANTS
                                  JUNE 30, 2000






                               [GRAPHIC OMITTED]










     PRUDENTIAL |X| AIM ADVISORS |X| ALLIANCE |X| AMERICAN CENTURY |X| DAVIS |X| DREYFUS |X| FRANKLIN TEMPLETON |X| INVESCO |X| JANUS |X| JOHN HANCOCK
                           |X| MFS |X| WARBURG PINCUS











DISCOVERY PREMIER GROUP Retirement Annuity is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ. DISCOVERY PREMIER is offered through Pruco Securities Corporation, Prudential Securities, Inc., and Prudential Investment Management Services LLC. All are subsidiaries of The Prudential Insurance Company of America.

                                                              [PRUDENTIAL LOGO]

TABLE OF CONTANTS
--------------------------------------------------------------------------------
Letter to Contract Owner.......................................................1
Commentary and Outlook.......................................................2-5

--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.  PORTFOLIOS
--------------------------------------------------------------------------------
      Money Market Portfolio.................................................6-7
      Diversified Bond Portfolio.............................................8-9
      Government Income Portfolio..........................................10-11
      Conservative Balanced Portfolio......................................12-13
      Flexible Managed Portfolio...........................................14-15
      High Yield Bond Portfolio............................................16-17
      Stock Index Portfolio ...............................................18-19
      Equity Income Portfolio..............................................20-21
      Equity Portfolio.....................................................22-23
      Prudential Jennison Portfolio........................................24-25
      20/20 Focus Portfolio ...............................................26-27
      Small Capitalization Stock Portfolio ................................28-29
      Global Portfolio.....................................................26-27

FINANCIAL REPORTS
      Financial Statements....................................................A1
      Schedule of Investments.................................................B2
      Notes to Financial Statements...........................................C1
      Financial Highlights....................................................D1

AIM Variable Insurance Funds, Inc.
      AIM V.I. Government Securities Fund
      AIM V.I. International Equity Fund
      AIM V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
      Premier Growth Portfolio
      Growth and Income Portfolio
      Quasar Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      VP Income and Growth

DAVIS VARIABLE ACCOUNT FUND, INC.
      Davis Value Portfolio

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
      Dreyfus Socially Responsible Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
      VIP Franklin Small Cap Fund - Class 1
      Templeton International Securities Fund - Class 1

INVESCO VARIABLE INVESTMENT FUNDS, INC.
      INVESCO VIF - Dynamics Fund

JANUS
     Janus Aspen Series - Aggressive Growth Portfolio
     Janus Aspen Series - Growth and Income Portfolio
     Janus Aspen Series - World Wide Growth Portfolio

JOHN HANCOCK DECLARATION TRUST
     V.A. Bond Fund

MFS VARIABLE INSURANCE TRUST
     MFS Bond Series
     MFS Emerging Growth Series
     MFS Growth Series
     MFS Growth With Income Series
     MFS Total Return Series

WARBERG PINCUS TRUST
     Emerging Growth Portfolio


This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus. It is for the
information of persons participating in
the DISCOVERY PREMIER(SM) Group Retirement
Annuity Contracts. This report describes the DISCOVERY PREMIER(SM) Group Variable
Annuity Contracts*, group variable
annuity contracts offered by The
Prudential Insurance Company of America
("Prudential"), a mutual life insurance
company, in connection with retirement
arrangements that qualify for federal
tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 and with non-qualified annuity arrangements.

LETTER TO CONTRACT OWNERS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000



CHAIRMAN
JOHN R. STRANGFELD

"The first six months of the new century were among the most tumultuous in recent market history."



DEAR CONTRACT OWNER:

This Semiannual Report reviews the investment strategies and performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

LOOKING BACK
The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was underway, and its impact was felt across the global marketplace.

MAINTAIN A LONG-TERM OUTLOOK
In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill-advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

DIVERSIFICATION IS KEY
Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments. And take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

RELY ON YOUR FINANCIAL PROFESSIONAL
Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.


Sincerely,


/s/ John R. Strangfeld


John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.                                   July 17, 2000

EQUITY COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000

Turbulence and change in equity market
--------------------------------------------------------------------------------
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well--by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss and the Russell 2000 Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the see saw like rise of health care, power utilities and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks--basic materials (such as paper and forest products and metals), consumer cyclicals (such as retail, autos and hotels), and capital goods (such as engineering and construction)--had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth over value investing except among small caps, where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap (the Russell 2000 sectors) energy (excluding integrated oil companies) and healthcare stocks had excellent catch-up returns of 52% and 36%, respectively. Overall, midcap stocks had the best performance of any market capitalization class, with midcap growth stocks the only equity market capitalization range with strong returns.

Performance of Key Stock Market Indexes
Through June 30, 2000

[GRAPH]

         S&P/      S&P/       Russel    Russell     MSCI       MSCI      MSCI
  S&P    BARRA     BARRA      2000      2000      World Free   Europe    Japan
  500    Value     Growth     Value     Growth     Index*      Index*    Index*

-0.43%   -4.07%     2.63%     5.85%      1.23%      -2.56%      -3.08%   -5.37%

Strong economic growth creates fears and opportunities
--------------------------------------------------------------------------------
This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings:
The present value of such future earnings is reduced in a rising interest rate environment. Moreover, the fear that rising interest rates would cut off economic growth hurt both growth and cyclical stocks. Moreover, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remained vulnerable to rising fuel prices.

A global downturn
--------------------------------------------------------------------------------
Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel, Venezuela and the Czech Republic.


*In U.S. currency.

Sources: Morgan Stanley Capital International, Standard & Poor's, Frank Russell Company, and Prudential as of June 30, 2000. All indexes are unmanaged and provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

The views expressed are as of July 17, 2000, and are subject to change based on market and other conditions.

IFS-200001-A050472

EQUITY OUTLOOK
--------------------------------------------------------------------------------
June 30, 2000


Stocks are at a fair value
--------------------------------------------------------------------------------
Our models show that overall stock prices are at about fair value on the basis of today's earnings growth and interest rates. That means the markets should be able to sustain ordinary rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. One good sign is that downward revisions of earnings estimates are less common this year than usual. Value investors are benefiting from the recent trends toward stocks that are more defensive than most, but that also have good growth prospects--such as drugs and utilities. Growth investors are focused on long-term structural changes in the economy: wireless and broadband telecommunications and the growth of the Internet companies. They tend to avoid companies whose earnings are tied to the business cycle.

Internationally, the European economic recovery is also creating opportunities. Moreover, the signs that China is serious about opening its economy bode well for the industrialized countries in northern Asia that can export there: Korea, Japan, Hong Kong, and Taiwan.

Stock selection key
--------------------------------------------------------------------------------
The discrepancies in pricing between value and growth stocks are smaller than previously, and stock selection is likely to become more important than sector differences. Technology companies will find investment capital more expensive. Companies with strong balance sheets, positive cash flows, or access to cash should still be able to grow. In sectors dependent upon commodity prices, there may be substantial differences between firms exposed to rising prices and those whose supplies are locked in. Investment opportunities generally are likely to be more scattered than in the sector-focused markets we have had recently.

NOTE: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.


Performance of U.S. Market Sectors Through June 30, 2000

Year to Date


[GRAPH]

                     Capital               Communication     Basic      Consumer                Consumer
Technology   Energy   Goods    Utilities    Services       Materials   Cyclicals   Healthcare   Staples   Financials  Transportation

  3.0%        4.7%    -1.2%      15.3%       -15.1%         -24.8%      -18.9%       23.7%        -2.4%     -0.5%        5.0%


S&P 500 Index Sector Weightings

[GRAPH]

Technology 32.8%
Financials 12.7%
Healthcare 11.6%
Consumer Staples 10.3%
Consumer Cyclicals 7.4%
Capital Goods 8.0%
Communication Services 6.8%
Energy 5.4%
Basic Materials 1.9%
Utilities 2.5%
Transportation 0.6%


Source: Standard & Poor's as of June 30, 2000. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-200001-A050472

BOND COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000


A good first half for U.S. Treasuries
--------------------------------------------------------------------------------
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S. fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally primarily in longer-term Treasuries.

Initially, though, Treasuries began 2000 on a weak note. The U.S. economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the sell-off soon turned into a rally, at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs. It also commenced a program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid May. Some investors worried the Fed might prove too heavy handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds got hit even harder than Treasuries during this time. High-yield (junk) bonds also suffered, because a growing number of companies failed to make interest and principal payments on their junk bonds in May.

Not until reports began to show that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth might mean the Fed would soon be finished increasing rates. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

But an even better first half for emerging market bonds
--------------------------------------------------------------------------------
Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on Lehman Brothers indexes. They returned a solid 7.59% as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthened the economies of some developing nations that export these commodities. Improving economic conditions in turn boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada and the United Kingdom posted attractive returns on a local currency basis but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.

Performance of Fixed-Income Market Indexes Through June 30, 2000


      Global            U.S. Mortgage-    Emerging                    U.S. Aggregate    U.S. Corp.                    U.S. Corporate
(U.S. dollar) Index   Backed Securities   Markets   U.S. Treasuries     Index        Invest. Grade   U.S. Municipals   High Yield
       -0.08%                3.67%         7.59%         5.37%            3.99%          2.68%            4.48%           -1.21%


Source: Lehman Brothers as of June 30, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.


IFS-200001-A050472

BOND OUTLOOK 2000
--------------------------------------------------------------------------------
June 30, 2000

Current cycle of Fed rate hikes may be nearly over
--------------------------------------------------------------------------------

The commonly accepted wisdom holds that increases in short-term interest rates hurt bonds. However, the Federal Reserve's unusually large half-point rate hike in May 2000 might benefit U.S. fixed-income markets--at least in the long run. This could prove true if the Fed's largest rate increase in more than five years proves to be a signal that it has nearly completed its current round of tightening monetary policy.

Since June 1999, the U.S. central bank has raised rates six times. The first five were quarter-point rate hikes and the sixth was for half of a percentage point. Taken together, these moves lifted the federal funds rate (the rate U.S. banks charge each other for overnight loans) to 6.50%, its highest level since January 1991.

While rates remained unchanged after its latest meeting in June 2000, the U.S. central bank warned more rate hikes could follow, because it is not convinced that recent indications of an economic slowdown will last. The implied yield on federal funds futures contracts indicates the Fed is expected to raise short-term rates by another quarter of a percentage point later this year.

We too believe the central bank's current series of rate hikes is just about over. We expect inflation to taper off as U.S. economic activity continues to moderate in coming months, lessening the need for further moves by the Fed.

We see good value in the U.S. high-yield bond market
--------------------------------------------------------------------------------
Historically, bond returns have been strong in the 12-month period following the completion of a Fed tightening cycle. An examination of 12-month returns as measured by the Lehman Aggregate Index shows U.S. bonds posted double-digit returns after the end of each of the last six Fed tightening cycles. Although we do not expect U.S. bond markets to perform as strongly this time around, we nonetheless see room for improvement, particularly in the market for high-yield
(junk) corporate bonds.

Compared with the yield on 10-year U.S. Treasuries, junk bond yields earlier in the year rose to their highest levels in nearly a decade. The huge difference in yields partly reflects the scarcity value of Treasuries. The supply of Treasuries is shrinking because growing federal budget surpluses have reduced the government's need to borrow.

But the large gap in yields also occurred because volatile stock prices and an increase in the junk bond default rate hurt demand for high-yield bonds.

Bond investors were more cautious about lending money to companies whose market values were fluctuating wildly. Like stock investors, they were concerned about the impact of a slowdown on corporate earnings. However, the economy is not expected to slip into a recession, and investor cash flows into junk bond mutual funds turned positive in the last two weeks of June. This may herald a change in trend.

The trend had been downhill as net flows into bond mutual funds turned strongly negative early in the year. Looking back, retail investors left bond funds in droves in 1987 and 1994 before substantial bull markets began, according to data by International Strategy and Investment (ISI) and Lehman Brothers. In the same vein, an ISI survey showed institutional investors have not been this bearish on bonds since the end of the 1994 and 1996 bear markets.

Investors that return to the junk bond market will find yields at very attractive levels. Both the nominal yield and the real yield (yield minus the inflation rate) have been at such high levels only once or twice in the past ten years, based on data from Lehman Brothers.

Municipal bond yields are also attractive. Thirty-year insured munis rated AAA are yielding roughly 97% as much as 30-year Treasury bonds. Although prices of municipal bonds have already gained this year, we believe they will rise further if a continued light supply of tax-exempt securities meets with strong demand from investors.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.

IFS-200001-A050472

PRUDENTIAL SERIES FUND

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
June 30, 2000


INVESTMENT GOAL

Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.


Seven-Day Current Net Yields

              Money Market Portfolio(1)    Average Money Market Fund(3)

                         4.63                           4.28
July|99                  4.73                           4.33
                         4.73                           4.35
                         4.77                           4.38
                         4.84                            4.4
Aug|99                   4.82                           4.42
                         4.83                           4.42
                         4.85                           4.47
                         4.88                            4.5
                          4.9                           4.55
Sept|99                  4.95                           4.59
                         4.96                           4.61
                         4.98                           4.65
                         5.03                           4.67
Oct|99                   5.09                           4.68
                         5.11                           4.71
                         5.11                           4.74
                         5.14                           4.77
Nov|99                   5.16                           4.81
                         5.19                           4.81
                         5.24                           4.87
                         5.28                           4.92
                         5.29                           4.98
Dec|99                   5.38                           5.01
                         5.46                           5.07
                         5.56                           5.13
                         5.65                           5.16
Jan|00                   5.56                           5.07
                          5.7                           5.17
                         5.67                           5.14
                         5.72                           5.11
Feb|00                   5.58                           5.12
                          5.6                           5.13
                          5.6                           5.16
                          5.6                           5.17
                         5.63                           5.19
March|00                 5.62                           5.19
                         5.61                            5.2
                         5.62                           5.24
                         5.68                           5.29
April|00                 5.72                           5.36
                         5.74                           5.35
                         5.73                           5.38
                         5.75                           5.39
May|00                   5.76                            5.4
                         5.74                           5.42
                         5.84                           5.49
                         5.97                           5.61
                         6.11                           5.69
June|00                  6.14                           5.74
                         6.15                           5.78
                         6.17                           5.81
                         6.12                           5.86


Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail as of 6/27/2000.

Performance Summary

                                        Six                                                       7-day
Average Annual Returns                 Months    1-Year    3-Year    5-Year    10-Year     Current Net Yield(1)
----------------------                 ------    ------    ------    ------    -------     --------------------
Money Market Portfolio(1)               2.94%     5.65%     5.38%     5.37%     5.07%            6.12%
---------------------------------------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg.(2)       2.80%     5.34%     5.13%     5.14%     4.82%            N/A


Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.


The six months that ended on June 30, 2000, were ripe with attractive opportunities to invest in money market securities. The Federal Reserve repeatedly increased short-term interest rates, which pushed money market yields sharply higher. Our investment strategy enabled the Portfolio to benefit from this trend.

The Prudential Series Fund Money Market Portfolio returned 2.94% for the six months, compared with a 2.80% return reported by the average money market fund as tracked by Lipper, Inc. On June 27, 2000, the Portfolio's seven-day yield was 6.12%, up from 5.65% on December 28, 1999.

(An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.)




Performance Review
--------------------------------------------------------------------------------
The Fed's short-term rate hikes have led to higher yields on money market funds, but yields on long-term U.S. Treasuries have fallen amid a shrinking supply of these securities. Therefore, yields on money market funds have generally reached levels that are comparable with yields on long-term Treasuries.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
(2) The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
(3) Source: iMoneyNet, Inc. As of 6/27/2000, based on 316 funds in the iMoneyNet General Purpose Universe.

Strategy Session
--------------------------------------------------------------------------------
As we discussed in our previous letter to shareholders, the Portfolio has sizable holdings of adjustable-rate securities, most of which carry interest rates that adjust periodically based on London Interbank Offered Rates (LIBORs).

These adjustable-rate securities were issued in 1999 with unusually wide yield spreads by banks and corporations rushing to complete their year-end borrowing early. The companies wanted to minimize any problems that might occur if computers malfunctioned when switching their internal dates from 1999 to 2000. After the change of year proceeded relatively smoothly in the financial markets, yield spreads on adjustable-rate securities began to narrow toward historical norms. This trend enhanced the Portfolio's relative performance.

In early 2000, the Federal Reserve was expected to increase short-term interest rates to curb U.S. economic growth and check inflation. Investors began to push money market yields higher in anticipation of this change in monetary policy.

Our Portfolio positioning allowed us the flexibility to avoid purchasing longer-term money market securities and to essentially wait for short-term rates to rise to levels commensurate with our expectations for tighter monetary policy. Specifically, the Portfolio's weighted average maturity (WAM), which had begun the quarter significantly longer than that of its competition, gradually shortened. (WAM is a measurement tool that determines a Portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a Portfolio.) Having our WAM shorten enabled the Portfolio to have plenty of money to buy money market securities when sharply higher yields became available later in the spring of 2000.

In light of the Fed's short-term rate increases in February, March and May, yields on one-year bank and corporate securities nearly rose to 7.50% in May and June. Although these yields were attractive, we bought six-month securities because we believed the Fed would continue to raise rates aggressively. Our purchases lengthened the Portfolio's WAM until it was once again longer than that of its competitive average. It is always tough to predict when rates will peak, and in hindsight we should have bought one-year securities in the last week of May and early June, because money market yields seem to have crested during that time.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS MANOLITA BRASIL AND JOSEPH TULLY

[PHOTO OF MANOLITA BRASIL]

[PHOTO OF JOSEPH TULLY]

"We believe the Fed's unusually large half-point rate hike in May could signal that its current round of tightening monetary policy is nearly over. We expect economic activity to continue to moderate this year, decreasing the amount of additional Fed rate hikes that might be necessary."

Portfolio Composition

                             as of 6/30/2000
                             ---------------

Other Commercial Paper                 26.9%
Other Corporate Obligations            21.8%
Yankee Commercial Paper                14.8%
U.S. Bank Obligations (Domestic)       13.8%
Foreign Bank Obligations               10.1%
Bank Holding Company Obligations        6.7%
Loan Participations                     3.0%
Funding Agreements                      1.6%
U.S. Government & Agencies              1.3%

Source: Prudential. Holdings are subject to change.

PRUDENTIAL SERIES FUND
DIVERSIFIED BOND PORTFOLIO


June 30, 2000
--------------------------------------------------------------------------------


INVESTMENT GOAL

High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS

U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.


$10,000 Invested Over Ten Years

              Diversified Bond   Lipper (VIP) Corp.   Lehman Aggregate
                Portfolio(1)     Debt BBB Avg.(2)     Bond Index(3)

June 90            10,000              10,000              10,000
                   10,599              10,364              10,596
June 91            11,075              10,923              11,070
                   12,341              12,136              12,292
June 92            12,676              12,512              12,624
                   13,228              13,091              13,202
June 93            14,185              14,184              14,112
                   14,569              14,691              14,489
June 94            14,013              13,968              13,928
                   14,098              14,068              14,066
June 95            15,801              15,806              15,676
                   17,020              16,919              16,665
June 96            16,759              16,654              16,462
                   17,769              17,592              17,270
June 97            18,499              18,158              17,804
                   19,291              19,370              18,937
June 98            20,147              20,156              19,681
                   20,671              20,744              20,582
June 99            20,332              20,330              20,300
                   20,519              20,408              20,413
June 2000          21,095              20,996              21,227


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio(1)          2.80%   3.75%   4.47%   5.95%   7.75%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg.(2)    3.08%   3.48%   5.08%   5.95%   7.68%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)         3.99%   4.56%   6.04%   6.25%   7.82%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.


Prices of investment-grade U.S. corporate bonds could not keep up with gains in the prices of longer-term U.S. Treasuries during the six months that ended on June 30, 2000. Corporate bonds underperformed as that market sold off, because the Federal Reserve repeatedly increased short-term interest rates, and strong investor demand for a shrinking supply of longer-term Treasuries caused their prices to rally.

Within the corporate bond market, BBB-rated debt securities did not perform as well as higher-rated bonds because many market participants favored the more conservative investments. The Portfolio's holdings of BBB-rated corporate bonds were therefore a drag on its relative performance.

The Prudential Series Fund Diversified Bond Portfolio returned 2.80% for the six months compared with 3.08% for the Lipper (VIP) Corporate Debt BBB Average.


Performance Review
--------------------------------------------------------------------------------
U.S. high-yield corporate bonds, or junk bonds, also underperformed Treasuries during the six months. Besides the rise in short-term rates, the high-yield bond market was hurt by a record level of redemptions from mutual funds that invest in high-yield bonds. We reduced our exposure to these below-investment-grade debt securities.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
(2) The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
(3) The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Strategy Session
--------------------------------------------------------------------------------
During most of the first half of 2000, the difference between the yields of investment-grade U.S. corporate bonds and comparable U.S. Treasury securities widened dramatically. Two major developments drove this trend.

First, investors pushed corporate bond yields higher (and their prices lower) as the Federal Reserve raised short-term rates three times to cool off the U.S. economy and dampen inflation. Fear that an economic slowdown could sap corporate profits also hurt corporate bonds.

Second, yields on longer-term Treasuries fell (and their prices rose) as investors rushed to buy a dwindling supply of these securities. The U.S. Treasury Department reduced issuance of its securities and began to buy back up to $30 billion of mostly longer-term Treasuries by the end of the year. Growing federal budget surpluses have lowered the government's borrowing needs and allowed it to pay off some of its publicly held debt.

We adopted a more defensive investment strategy reflecting the trend toward tighter monetary policy. We sold some of our longer-term corporate bonds and purchased shorter-term corporate bonds to maintain yield while reducing price risk and volatility. We also took profits on some of the Portfolio's emerging market bonds, which had performed well in the first three months of 2000. We used some of the proceeds to buy longer-term Treasuries, which increased the Portfolio's overall holdings of Treasuries to 15% of its total investments as of June 30, 2000, from 10% as of December 31, 1999.

From a credit quality perspective, our high-yield bonds consisted mostly of BB-rated securities that performed relatively well versus the high-yield market. We sold some of our BB-rated bonds, which fell to 7% of the Portfolio's total investments from 11%. BBB-rated corporate bonds accounted for roughly 40% of the Portfolio's total investments throughout the six months. Despite their strong performance in June, BBB was the worst-performing ratings category among investment-grade corporate bonds for the period ending June 30, 2000. Therefore, our large BBB exposure hurt the Portfolio's relative performance, as did losses on our Conseco bonds, whose rating was downgraded by major credit rating agencies.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER STEVEN KELLNER

[PHOTO OF STEVEN KELLNER]

"Prices of investment-grade U.S. corporate bonds rallied in June as signs of slower U.S. economic growth fueled hope that the Fed may be nearly finished tightening monetary policy for this interest rate cycle. If this turns out to be true, we believe corporate bond prices will continue to gain in the second half of the year."

Portfolio Composition

                             as of 6/30/2000
                             ---------------

Corporate Bonds                        66.7%
U.S. Treasuries                        15.6%
Short-Term                             12.2%
Asset-Backed                            3.2%
Mortgages                               2.0%
Equity Securities                       0.3%


Credit Quality

                             as of 6/30/2000
                             ---------------

U.S. Government & Agencies             17.6%
AAA                                     5.5%
AA                                      8.0%
A                                      17.3%
BBB                                    32.0%
BB                                      7.0%
B                                       1.1%
Short-Term/Cash                        11.5%

Average Credit Quality                     A
Duration                           5.1 years
Average Maturity                   9.6 years

Source: Prudential. Holdings are subject to change.

PRUDENTIAL SERIES FUND
GOVERNMENT INCOME PORTFOLIO

June 30, 2000

INVESTMENT GOAL

High level of income over the long term consistent with the preservation of capital.

TYPES OF INVESTMENTS

Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

INVESTMENT STYLE

The Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                 Government Income      Lipper (VIP) General      Lehman Gov't.
                     Portfolio(1)        U.S. Gov't. Avg.(2)      Bond Index(3)
                 -----------------      --------------------      -------------
June|90                10,000                 10,000                  10,000
                       10,512                 10,588                  10,637
June|91                10,735                 10,967                  11,014
                       12,205                 12,255                  12,266
June|92                12,293                 12,526                  12,528
                       12,919                 13,111                  13,152
June|93                14,092                 14,091                  14,144
                       14,542                 14,412                  14,554
June|94                13,727                 13,715                  13,955
                       13,791                 13,821                  14,063
June|95                15,442                 15,381                  15,638
                       16,477                 16,364                  16,642
June|96                16,076                 16,031                  16,343
                       16,842                 16,787                  17,103
June|97                17,285                 17,253                  17,552
                       18,470                 18,312                  18,743
June|98                19,199                 18,998                  19,527
                       20,148                 19,860                  20,589
June|99                19,621                 19,445                  20,122
                       19,604                 19,480                  20,129
June|2000              20,473                 20,267                  21,129

   The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Six
Average Annual Returns                   Months 1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Government Income Portfolio(1)           4.43%   4.34%   5.80%   5.80%   7.43%
--------------------------------------------------------------------------------
Lipper (VIP) General U.S. Gov't. Avg.(2) 4.28%   4.22%   5.43%   5.51%   7.32%
--------------------------------------------------------------------------------
Lehman Gov't. Bond Index(3)              4.97%   5.01%   6.38%   6.20%   7.77%
--------------------------------------------------------------------------------

Government Income portfolio inception date: 5/1/89.

The first half of 2000 proved to be a bullish period for the U.S. Treasury market, which outperformed all other U.S. fixed-income markets, according to Lehman Brothers indexes. Favorable technical factors and moderating economic growth sparked a strong rally primarily in the prices of longer-term Treasuries.

The Prudential Series Fund Government Income Portfolio posted a 4.43% return that surpassed the 4.28% return of the Lipper (VIP) General U.S. Government Average during the first six month of 2000. The Portfolio had sizable positions in longer-term Treasuries, the strongest-performing sector of the Treasury market during our six-month review period.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

Performance Review
--------------------------------------------------------------------------------
Although we sold some of our U.S. Treasuries, they remained about 20% of the Portfolio's total investments throughout our six-month review period. Maintaining considerable positions in Treasuries, particularly longer-dated ones, helped the Portfolio's relative performance. A look at the Lehman Brothers U.S. Treasury Index shows Treasuries maturing in 20 years or longer, posted the strongest returns of the six-month period in the Treasury market.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

(2) The Lipper Variable Insurance Products (VIP) General U.S. Government Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The Lehman Government Bond Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Strategy Session
--------------------------------------------------------------------------------
The Federal Reserve raised short-term interest rates three times, which drove up borrowing costs for consumers and businesses. The Fed hoped that by raising rates and thereby increasing the cost of borrowing vehicles such as mortgages and credit cards, it could curb economic activity and prevent rising inflation. As the Fed tightened monetary policy, yields on shorter-term Treasuries also rose, pushing their prices lower.

Meanwhile, the U.S. Treasury Department began to buy back up to $30 billion of mostly longer-term Treasuries, and it also reduced issuance of Treasuries. Growing federal budget surpluses have lowered governmental borrowing needs. The prospect of a decreased supply and increased demand for Treasuries drove their yields lower (and prices higher), especially among longer-term Treasuries.

The combined effect of the Fed rate hikes pushing yields on shorter-dated Treasuries higher and the buyback program driving yields on longer-term Treasuries lower caused an inversion of the Treasury yield curve, which is a graph that depicts yields on the shortest to the longest bonds. Normally, longer-dated bonds provide higher yields to compensate for the greater risk associated with investing for a longer time. But on June 30, 2000, yields on two- and 30-year Treasuries stood at 6.36% and 5.89%, respectively.

Prices of both mortgage-backed securities and federal agency securities lagged gains in the prices of Treasuries, which caused the difference between their yields and yields on Treasuries to increase significantly. We took advantage of this trend by selling some of our Treasuries to buy mortgage-related investments. We increased our holdings in several types of mortgage-related investments, especially 30-year Ginnie Mae pass-through securities, 15-year Fannie Mae pass-through securities, commercial mortgage-backed securities and collateralized mortgage obligations. In total, mortgage-related investments accounted for 31% of the Portfolio's total investments as of June 30, 2000, up from 18% at the beginning of our review period. By contrast, Treasury holdings fell to 20% from 31%.

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER MICHAEL LILLARD

[PHOTO]

"While some signs of slower U.S. economic growth have emerged, we believe that more increases in short-term rates may be necessary later in the year to keep the resilient economy from overheating. We continue to find mortgage-backed securities and federal agency securities attractive, because their yields remain unusually high relative to yields on comparable Treasuries."

Portfolio Composition

                                                                 as of 6/30/2000
                                                                 ---------------
U.S. Government Agencies                                                   38.4%
Mortgages                                                                  26.6%
U.S. Treasuries                                                            18.8%
CMOs                                                                        3.2%
Asset-Backed                                                                3.2%
Short-Term/Cash                                                             9.8%

Credit Quality

                                                                 as of 6/30/2000
                                                                 ---------------
U.S. Government Agencies                                                   83.8%
AAA                                                                         6.4%
Short-Term/Cash                                                             9.8%

Average Credit Quality                                                      AAA
Duration                                                              5.3 years
Average Maturity                                                      8.4 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Conservative Balanced Portfolio

June 30, 2000

INVESTMENT GOAL

Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 35% stocks and 65% debt obligations and money market securities.

$10,000 Invested Over Ten Years

                                    [GRAPH]

               Conservative      Lipper (VIP)                   Lehman
                 Balanced          Balanced      S&P 500      Gov't./Corp.
               Portfolio(1)      Funds Avg.(2)   Index(3)     Bond Index(4)
June|90           10,000           10,000         10,000          10,000
                  10,185            9,904          9,400          10,573
June|91           11,016           10,778         10,737          11,022
                  12,127           12,096         12,257          12,278
June|92           12,236           12,136         12,175          12,584
                  12,971           13,026         13,190          13,209
June|93           13,986           13,793         13,831          14,238
                  14,553           14,509         14,516          14,666
June|94           14,213           13,785         14,025          14,030
                  14,412           14,010         14,707          14,151
June|95           15,830           15,983         17,676          15,821
                  16,901           17,422         20,227          16,874
June|96           17,753           18,238         22,268          16,557
                  19,035           19,680         24,868          17,364
June|97           20,519           21,703         29,990          17,841
                  21,596           23,361         33,162          19,059
June|98           23,328           25,694         39,039          19,854
                  24,130           26,880         42,646          20,864
June|99           25,105           28,648         47,925          20,389
                  25,745           29,952         51,616          20,416
June|2000         26,104           30,706         51,395          21,269

   The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

2 The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only Index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Six
Average Annual Returns                  Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)      1.39%   3.98%    8.36%  10.52%  10.07%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Funds Avg.(2)     1.26%   3.88%   11.18%  13.29%  11.82%
--------------------------------------------------------------------------------
S&P 500 Index(3)                       -0.43%   7.24%   19.67%  23.80%  17.79%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)       4.18%   4.32%    6.03%   6.10%   7.84%
--------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/83.

The Prudential Series Fund Conservative Balanced Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 1.39% in the first half of 2000, in line with the 1.26% return of the Lipper (VIP) Balanced Funds Average. The Portfolio's conservative mandate requires us to hold a smaller position in equities than the typical balanced portfolio, and this served the Portfolio well in a declining stock market. The equity allocation approximated 40% for much of the first half of the period. The Portfolio's substantial allocation to bonds did well, because inflationary expectations fell in response to continued Federal Reserve tightening.

Performance Review
--------------------------------------------------------------------------------
The normal allocation of the Conservative Balanced Portfolio has been approximately equal holdings of stocks, bonds and money market instruments. This mix was intended to provide better performance than a portfolio consisting only of bonds, but with less annual volatility than a portfolio consisting only of stocks. The Portfolio's equity allocation has been shared between a portion managed to mirror the S&P 500 Index and a portion actively managed in a value style. Over the past several years, most of the money market allocation has been shifted to intermediate-term bonds to improve the Portfolio's return.

We made two important changes to the Portfolio in the second quarter: 1) we increased the target equity allocation from 35% to 50%, the bond target from 35% to 40% and reduced the short-term money market allocation to 10%, and 2) we shifted assets from the value-style portion of the equity portfolio toward the portion that attempts to match the performance of the S&P 500 Index. This conversion had a modestly positive impact on performance during the reporting period, since value stocks were near a market high. Conversely, we bought depressed growth stocks, which rose in June's growth stock rebound. To finance the equity increase, we eliminated a number of intermediate-term bonds that we had held for several years as a cash substitute.

Strategy Session
--------------------------------------------------------------------------------
Our decision to increase the Portfolio's allocation to equities, while intended to reduce differences in the Portfolio's performance relative to its peers, may also increase its volatility. In the past, we had sacrificed long-term average performance for lower volatility in absolute terms. However, the changes we made to our style of stock management should reduce volatility in the actively managed portion of the equity sleeve. We expect to be less exposed to swings in market favor from one investment style to another.

The Portfolio still maintains a somewhat more conservative asset mix relative to the average balanced fund (which has between 55% and 60% of its assets invested in stocks). Nonetheless, we have confidence that the changes we have made will improve the long-term performance of the Portfolio.

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER MARK STUMPP

[PHOTO]

"Our models show that the overall stock market is fairly valued in light of current earnings growth and interest rates. This means the markets should be able to sustain normal rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. If, as many expect, the U.S. has a "soft landing" (slows from the very rapid growth it exhibited early in the year to a pace that is sustainable), these conditions ought to be satisfied."

Portfolio Composition (Long Term)

                                  as of 6/30/2000
                                  ---------------
Stocks                                      60.3%
Bonds                                       39.7%

Sector Breakdown--Stock

                                  as of 6/30/2000
                                  ---------------
Technology                                  32.4%
Consumer Growth & Staples                   23.0%
Finance                                     13.4%
Industrials                                 10.3%
Utilities                                    9.0%
Consumer Cyclicals                           6.3%
Energy                                       5.6%

Sector Breakdown--Bond

                                  as of 6/30/2000
                                  ---------------
Corporate Bonds                             65.2%
U.S. Treasuries                             26.6%
Asset-Backed                                 5.9%
Equity Securities                            2.1%
Short-Term/Cash                              0.2%

Source: Prudential. Holdings subject to change.

PRUDENTIAL SERIES FUND
FLEXIBLE MANAGED PORTFOLIO

June 30, 2000

INVESTMENT GOAL
High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                 Flexible         Lipper (VIP)    S&P 50    Lehman Gov't./Corp.0
          Managed Portfolio(1)  Flexible Avg.(2) Index(3)      Bond Index(4)

June|90          10,000             10,000        10,000          10,000
                  9,994              9,827         9,400          10,573
June|91          10,863             10,922        10,737          11,022
                 12,535             12,363        12,257          12,278
June|92          12,264             12,382        12,175          12,584
                 13,489             13,347        13,190          13,209
June|93          14,691             14,176        13,831          14,238
                 15,590             14,952        14,516          14,666
June|94          14,740             14,341        14,025          14,030
                 15,097             14,695        14,707          14,151
June|95          16,933             16,760        17,676          15,821
                 18,741             18,445        20,227          16,874
June|96          19,697             19,503        22,268          16,557
                 21,295             21,148        24,868          17,364
June|97          23,452             23,445        29,990          17,841
                 25,121             25,346        33,162          19,059
June|98          27,528             28,071        39,039          19,854
                 27,692             29,301        42,646          20,864
June|99          29,507             31,211        47,925          20,389
                 29,845             33,135        51,616          20,416
June|2000        30,037             33,762        51,395          21,269


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Six
Average Annual Returns               Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio1          0.64%   1.80%    8.60%  12.15%   11.63%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.2          1.91%   7.59%   11.62%  14.27%   12.68%
--------------------------------------------------------------------------------
S&P 500 Index3                      -0.43%   7.24%   19.67%  23.80%   17.79%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index4      4.18%   4.32%    6.03%   6.10%    7.84%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the Index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

The Prudential Series Fund Flexible Managed Portfolio--which invests in an actively managed mix of bonds, stocks and money market securities--had an overall return of 0.64% over the reporting period. The Portfolio trailed the 1.91% Lipper (VIP) Flexible Fund Average primarily because, early in the period, half of its equity portfolio was managed in the value style. During this time, value stocks experienced a sharp decline.

Factors that had a positive impact on performance included our active management of asset allocation. We de-emphasized stocks in the early months of the year when the markets were undergoing a correction but increased our equity allocation later in the period, in time to catch an eventual upswing in the market. The Portfolio also benefited from its exposure to mid-cap value stocks, an asset class that finally rallied in the second quarter after an extended period of underperformance. Finally, a change in strategy in the second quarter (described below) led us to increase our growth-style holdings just as growth stocks rebounded.

Performance Review
--------------------------------------------------------------------------------
The Portfolio had an excellent finish to a fair six-month reporting period. We made major changes to the Portfolio in the second quarter that improved its performance. In the past, half of our equity holdings were managed to mirror the behavior of the S&P 500 Index. The other half had been in an actively managed portfolio emphasizing stocks of mid-sized companies that were trading at relatively attractive prices. We changed the way our stocks are managed: They are now in a single portfolio that offers more evenly balanced exposure to growth, value and different market capitalizations. We characterize the new style as structured equity. It is intended to reduce the impact that shifts in market favor between investing styles have on our return.

The timing of the conversion couldn't have been better. At the start of the period, the Portfolio was overweighted in small to mid-sized value stocks. When we restructured, we generally sold these stocks at a peak and simultaneously bought larger capitalization growth stocks at bargain prices. The Portfolio performed reasonably well as growth rebounded in late May and June. However, the transition was not perfect, and some temporary cash investments accrued during trading. This detracted slightly from performance.

With regard to specific holdings, we overweighted Nabisco Holdings, which rose more than 140%, and Pioneer Natural Resources, which moved up sharply with energy prices. Among the biggest losers were Qualcomm and Citrix Systems, which fell on investor concerns about their ability to generate future earnings.

Strategy Session
--------------------------------------------------------------------------------
We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time. Since asset class has a greater impact on returns over the long term than does the selection of individual securities, these shifts in allocation may affect your return significantly.

We call our new approach structured equity because it involves a rigid discipline that strives to limit deviations in a Portfolio's return from its benchmark return--in this case, the S&P 500 Index. The portfolio is designed to beat the market benchmark, but it also employs sophisticated mathematical techniques intended to limit its performance deviations from the S&P 500 to within a few percentage points.

The strategy for reaching both goals--limited deviations and deviating on the upside--involves overweighting stocks that we like and underweighting those that we view as unattractive. In both instances, deviations from S&P weightings are relatively small. We also believe in taking risks in individual stocks that we feel justify the risk, but then we attempt to limit deviations of the overall portfolio from the benchmark in sector weights, industry weights, and style exposure (in other words, growth or value).

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER MARK STUMPP

[PHOTO]

"Our models show that the overall stock market is fairly valued in light of current earnings growth and interest rates. That means the markets should be able to sustain normal rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. If, as many expect, the U.S. has a "soft landing" (slows from the very rapid growth early in the year to a pace that is sustainable), these conditions ought to be satisfied."

Portfolio Composition (Long Term)

                                as of 6/30/2000
                                ---------------
Stocks                                    65.0%
Bonds                                     35.0%

Sector Breakdown--Stock

                                as of 6/30/2000
                                ---------------
Technology                                32.0%
Consumer Growth & Staples                 20.5%
Finance                                   14.3%
Industrials                               11.2%
Utilities                                  8.0%
Consumer Cyclicals                         7.4%
Energy                                     6.6%

Sector Breakdown--Bond

                                as of 6/30/2000
                                ---------------
Corporate Bonds                           65.2%
U.S. Treasuries                           32.3%
Asset-Backed                               2.5%

Source: Prudential. Holdings subject to change.

PRUDENTIAL SERIES FUND
HIGH YIELD BOND PORTFOLIO

June 30, 2000


INVESTMENT GOAL

High total return.

TYPES OF INVESTMENTS

Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.


$10,000 Invested Over Ten Years


                  High Yield        Lipper (VIP) High     Lehman Corporate
              Bond Portfolio(1)   Current Yield Avg.(2)  High Yield Index(3)

June 90              10,000              10,000                10,000
                      8,716               9,183                 8,821
June 91              10,919              11,172                11,433
                     12,115              12,450                12,895
June 92              13,415              13,792                14,230
                     14,239              14,539                14,926
June 93              15,856              16,205                16,499
                     16,982              17,293                17,481
June 94              16,796              16,883                17,085
                     16,520              16,751                17,301
June 95              18,095              18,556                19,448
                     19,422              19,821                20,618
June 96              20,351              20,759                21,331
                     21,634              22,462                22,959
June 97              22,905              23,807                24,295
                     24,615              25,408                25,889
June 98              25,895              26,522                27,054
                     24,035              25,109                26,373
June 99              24,876              25,851                26,953
                     25,143              25,990                27,003
June 2000            24,666              25,494                26,676


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

Performance Summary
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                            Six
Average Annual Returns                     Months   1-Year   3-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------
High Yield Bond Portfolio(1)               -1.90%   -0.84%    2.50%     6.39%    9.45%
-----------------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg.(2)    -1.15%   -0.42%    3.19%     6.97%    9.76%
-----------------------------------------------------------------------------------------
Lehman Corporate High Yield Index(3)       -1.21%   -1.03%    3.17%     6.52%   10.31%
-----------------------------------------------------------------------------------------

High Yield Bond Portfolio inception date: 2/23/87.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
(2) The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
(3) The Lehman Corporate High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

During the six months that ended on June 30, 2000, some investors shunned the U.S. high-yield (junk) bond market because rising interest rates tend to make fixed-income securities less attractive and because an increasing number of companies failed to make interest payment on their junk bonds.

The Prudential Series Fund High Yield Bond Portfolio slightly underperformed its benchmark during the six-month period ending June 30, 2000. The Portfolio posted a negative return of 1.90% compared with a negative 1.15% return for the Lipper
(VIP) High Current Yield Average.


Performance Review
--------------------------------------------------------------------------------
We improved the Portfolio's risk profile by increasing its holding of debt securities rated Ba, the highest junk bond ratings category. However, bonds in the single-B ratings category still accounted for more than half of the Portfolio's total investments because they provide attractive current yields and solid credit quality.

Strategy Session
--------------------------------------------------------------------------------
Several factors conspired to make the first half of 2000 a troublesome period for the high-yield bond market. The Federal Reserve worked to slow economic growth and head off inflation by increasing short-term interest rates three times. A growing number of companies defaulted or missed interest payments on their junk bonds. And last but not least, many investors redeemed their shares of high-yield mutual funds and redeployed their money in less risky investments.

In anticipation of the Fed rate hikes, investors drove yields on most bonds higher (and their prices lower), including junk bonds. The U.S. Treasury market weathered this trend better than other U.S. bond markets as investors hurried to buy a shrinking supply of longer-term Treasuries. Therefore, the difference between yields on junk bonds and 10-year Treasuries widened significantly.

Amid the growing concern about defaults, it is not surprising that the best-performing credit tier of the Lehman High Yield Index was bonds rated BB (or its equivalent Ba), which is the highest ratings category in the junk bond market. Many investors were simply not interested in buying debt securities with ratings below BB or Ba.

Companies whose bonds were rated BB or Ba comprised a select group that could issue new junk bonds during the six months. We bought attractively priced, newly issued bonds of such companies, including home builder Lennar and Williams Corp. These purchases helped to increase bonds in the Ba ratings category to 11% of the Portfolio's total investments as of June 30, 2000, up from 8% as of December 31, 1999. Nevertheless, the Portfolio's exposure to the highest junk bond ratings category is still considerably less than the 27% of the Lehman High Yield Index, a factor that hurt the Portfolio's relative performance. In addition, the Portfolio experienced credit quality problems in the food and food service sector with bonds of Ameriserve and Vlasic declining in price.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS CASEY WALSH AND GEORGE W. EDWARDS, CFA

[PHOTO OF CASEY WALSH]

[PHOTO OF GEORGE W. EDWARDS]

"After five difficult months, prices of junk bonds gained strongly in June, because some data indicated the U.S. economic expansion is starting to slow to a more sustainable pace. As a result, there was talk that the Fed's current round of rate hikes may be nearly finished. Should this prove true, we believe junk bond prices could continue to gain during the remainder of the year."

Top Industries

                                   as of 6/30/2000
                                   ---------------

Telecommunications                           21.9%
Cable                                        12.4%
Media                                         5.8%
Energy                                        5.7%
Capital Goods                                 4.7%

Top Issuers

                                   as of 6/30/2000
                                   ---------------

Level 3 Communications                        2.3%
Nextel Communications, Inc.                   2.0%
Adelphia Communications                       1.8%
United Pan-Europe                             1.6%
CSC Holdings, Inc.                            1.4%

Credit Quality
                                   as of 6/30/2000
                                   ---------------

Baa                                           0.4%
Ba                                           11.4%
B                                            58.1%
Caa                                           9.7%
Ca                                            0.5%
Not-Rated                                     7.5%
Equity*                                       8.5%
Cash                                          3.9%

Source: Prudential. Holdings are subject to change.
*(Preferred & Common)

Prudential Series Fund
Stock Index Portfolio

June 30, 2000

INVESTMENT GOAL

Seeks results that correspond to the price and yield performance of the S&P 500 Index.3

TYPES OF INVESTMENTS

Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE

The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

$10,000 INVESTED OVER TEN YEARS
                 Stock Index     Lipper (VIP) S&P
                 Portfolio1      500 Index Avg.2     S&P 500 Index3

Jun-90             10,000            10,000              10,000
                    9,386             9,369               9,400
Jun-91             10,695            10,754              10,737
                   12,176            12,215              12,257
Jun-92             12,068            12,100              12,175
                   13,044            13,112              13,190
Jun-93             13,650            13,801              13,831
                   14,305            14,465              14,516
Jun-94             13,799            13,960              14,025
                   14,449            14,589              14,707
Jun-95             17,334            17,489              17,676
                   19,805            19,958              20,227
Jun-96             21,775            21,934              22,268
                   24,274            24,489              24,868
Jun-97             29,205            29,391              29,990
                   32,244            32,430              33,162
Jun-98             37,878            38,084              39,039
                   41,408            41,569              42,646
Jun-99             46,416            46,598              47,925
                   49,915            50,094              51,616
Jun-00             49,644            49,832              51,395

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.

Performance Summary

-------------------------------------------------------------------------------------------
                                       Six
AVERAGE ANNUAL RETURNS                Months     1-Year     3-Year     5-Year     10-Year
------------------------------------------------------------------------------------------
Stock Index Portfolio1                -0.54%      6.95%     19.34%     23.42%      17.38%
-------------------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.2      -0.59%      6.85%     19.29%     23.37%      17.39%
-------------------------------------------------------------------------------------------
S&P 500 Index3                        -0.43%      7.24%     19.67%     23.80%      17.79%
-------------------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio returned -0.54%, just 11 basis points (hundredths of a percentage point) below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

Over the first six months of 2000, the S&P 500 Index reversed many of the trends established in 1999. The leading sectors in 2000 to date have been healthcare and utilities, both of which had negative returns for 1999. Conversely, telecommunications services, one of the leading sectors in 1999, had a substantial decline, with long-distance services among the worst-performing groups in the market.

The trend reversals didn't apply to value sectors that are particularly susceptible to the economic cycle: basic materials, consumer cyclicals and capital goods all had negative returns. Miscellaneous metals, metal and glass containers, paper and forest products, and steel were among the worst-performing groups of the period, with average losses of 35% or more.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.


Performance Review
--------------------------------------------------------------------------------
The S&P 500 reversed course often during the first half of 2000. The Stock Index Portfolio, because it is a broadly diversified portfolio, was not as vulnerable to these fluctuations as high growth or value funds. Given the rising interest rate environment, an obvious trend emerged: Companies whose businesses are sensitive to rising interest rates performed more poorly than others. This included many of the high growth groups, such as telecommunications, whose stock prices reflect the expectations of future earnings. Cyclical stocks--those that perform better when an economy is expanding--also were hurt, because investors feared that rising interest rates would choke off economic growth and possibly even cause a recession.

Taking into account both return and sector size, almost all the good news over this reporting period was in healthcare, with technology--despite its volatility--making the next largest positive contribution, albeit a significantly smaller one (less than one percentage point). The utility sector, although performing well, was too small to have much of an impact on the overall index return. In the end, however, the negative impact of consumer cyclicals and communications services together outweighed the healthcare contribution.

Strategy Session
--------------------------------------------------------------------------------
The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER JOHN W. MOSCHBERGER

[PHOTO OF JOHN W. MOSCHBERGER]

"The volatility of the S&P 500 from January through May was well above normal. The market quieted down somewhat in June, although it still was more unsettled than normal on many measures. For example, between 1978 and 2000 the S&P 500 moved up 1% or more on 12.5% of the days, and had a downward move of that size on 10.1% of the days. In contrast, during the first six months of 2000, upward moves of 1% or more occurred on 23.7% of the days, and similar downward moves occurred on 19.9% of the days. Moreover, market favor shifted between sectors, dramatically and often. The momentum investing strategies that would have produced excellent results in the previous year would have produced sizable losses during this time.

"In fact, any recent successes that involved chasing after market leaders could be considered unusual. The Economist, a highly respected weekly news magazine, calculated the result if an individual--`Henry Hindsight'--had invested $1 at the beginning of the 20th century and each year shifted all the proceeds into the asset class that had done best the previous year. The study permitted investments in any established market in the world. At the end of the century, the portfolio was worth only $290 (after trading costs). In contrast, investing only in U.S. large-company stocks over the same period (starting well before the S&P 500 Index was developed) would be worth thousands of dollars.

"The Stock Index Portfolio doesn't try to anticipate changes in market favor from asset class to asset class, from sector to sector, or from investment style to investment style. It is our opinion that mistakes in such judgments can be costly. Rather, the Portfolio gives you the opportunity to participate in the growth of the U.S. economy as a whole. Right now, in our opinion, the outlook for the U.S. economy seems good. When the economy grows too fast, it threatens to create bottlenecks that cause inflation and rising interest rates, which in turn can choke off growth. Moderate but steady growth is best for investors, and we believe this is where the economy is headed."


S&P 500 Index--
Total Return by Sector

                                 as of 6/30/2000
                                 ---------------

Health Care                                23.7%
Utilities                                  15.3%
Energy                                      4.7%
Technology                                  3.0%
Financials                                 -0.5%
Capital Goods                              -1.2%
Consumer Staples                           -2.4%
Transportation                             -5.0%
Communication Services                    -15.1%
Consumer Cyclicals                        -18.9%
Basic Materials                           -24.8%

S&P 500 Index                              -0.4%

Source: Standard & Poor's.

S&P 500 Index Composition

                                 as of 6/30/2000
                                 ---------------

Technology                                 32.8%
Financials                                 12.7%
Health Care                                11.6%
Consumer Staples                           10.3%
Capital Goods                               8.0%
Consumer Cyclicals                          7.4%
Communication Services                      6.8%
Energy                                      5.4%
Utilities                                   2.5%
Basic Materials                             1.9%
Transportation                              0.6%

Source: Standard & Poor's. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                                 as of 6/30/2000
                                 ---------------

General Electric Co.                        4.1%
Intel Corp.                                 3.5%
Cisco Systems, Inc.                         3.5%
Microsoft Corp.                             3.3%
Pfizer, Inc.                                2.4%
Exxon Mobil Corp.                           2.2%
Wal-Mart Stores, Inc.                       2.0%
Oracle Corp.                                1.9%
Citigroup, Inc.                             1.6%
Nortel Networks Corp.                       1.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Income Portfolio

June 30, 2000


INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.3

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


$10,000 INVESTED OVER TEN YEARS


                                [NO PLOT POINTS]


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Equity Income Portfolio1            -5.31%  -9.91%   6.55%  13.03%   13.52%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.2    -1.64%  -2.98%  11.33%  15.86%   13.87%
--------------------------------------------------------------------------------
S&P 500 Index3                      -0.43%   7.24%  19.67%  23.80%   17.79%
--------------------------------------------------------------------------------

Equity Income Portfolio inception date: 2/19/88.


The Prudential Series Fund Equity Income Portfolio returned -5.31% over the six months ended June 30, 2000, while the Lipper (VIP) Equity Income Average was -1.64%. The Portfolio's underperformance is attributable to the poor showing of value stocks in the first quarter. Subsequently, the environment for value stocks improved. Moreover, the management team began to refocus the holdings. As a result, the Portfolio had a stronger second quarter, declining only 0.73% compared with a 1.32% drop for the Lipper Average.

The largest negative impact on the Portfolio's return was the poor performance of its industrial stocks--paper, aluminum and steel companies. Also contributing to underperformance--albeit slightly--was the Portfolio's very low weighting in technology. In contrast, the Portfolio benefited from its energy-related and financial holdings.


Performance Review
--------------------------------------------------------------------------------
As investors began to fear that rising interest rates would cut off economic growth, economically sensitive industrial stocks, such as metals, chemicals, and forest products, became vulnerable. They were also hurt by rising energy prices, which not only add to inflation but increase the operating costs of industrial companies. Although we had reduced our focus on the sector significantly, their stock decline still pulled down our return.

We owned energy exploration and production companies such as Noble Affiliates (natural gas) and Pioneer Natural Resources. These saw substantial gains over the period.

We overweighted and had good stock selection in financials, highlighted by our brokerage stocks, specialty finance companies and real estate investment trusts (REITs). Our brokerage positions, such as Lehman Brothers Holdings and PaineWebber Group are benefiting from the active merger and acquisitions business and an improving bond underwriting environment. Moreover, they are themselves attractive acquisition candidates. (PaineWebber was bought at a premium after the end of our reporting period.) Our holdings in Associates First Capital, Countrywide Credit and Washington Mutual, which were bought opportunistically, performed very well. Our REITs, which are well positioned to benefit from strong rental markets, finally began to recover.

Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of transactions that resulted in significant advances for our Nabisco, R.J. Reynolds and Philip Morris stocks. Our healthcare stocks had mixed results. Tenet Healthcare, HCA--The Healthcare Company, and Aetna, our largest positions, made positive contributions to our return, but some of our smaller holdings did particularly poorly and offset the benefits.

Strategy Session
--------------------------------------------------------------------------------
The Portfolio had substantial weightings in financial services, real estate investment trusts (REITs), housing-related stocks, healthcare, forest products and metals. Going forward, we expect to: reduce our emphasis on industrials by adding some technology and telecommunications stocks, trim some of our larger positions and move the average market capitalization of our holdings from a mid-cap to a large-cap range. Our goal is to construct a more broadly diversified portfolio that is likely to be less volatile.

Although we will continue to manage in the value style, we expanded our range. We are looking at stocks that are inexpensive relative to their peers but possess a catalyst that we believe will close the pricing gap--for example, a company that is repurchasing its shares or restructuring its business. This broader view of value investing has enabled us to find undervalued companies with growth prospects in areas such as wireless telecommunications.

Within the financial sector, we are reducing the size of our largest holdings and purchasing some bank stocks, such as Chase Manhattan Bank and Bank One. In technology, volatile stock returns in the first half of 2000 did not appreciably hurt our performance because of our low weighting in the sector. However, it did create value investment opportunities for us. Consequently, our technology weighting is rising.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER THOMAS KOLEFAS

[PHOTO OF THOMAS KOLEFAS]

"Since 1995, U.S. stock markets have favored growth investing. For much of this period, stocks of firms with larger market capitalizations performed best. A value style that focused on a few traditional measures of value was at a disadvantage. We are now using a larger number of ways to measure investment value, in part to permit us to construct a more diverse portfolio. Our goal is to reduce the deviations in performance from our benchmarks and from our competition while outperforming them over the long term. We will focus not only on quantitative measures of value, but on indications that a firm's management has the willingness and ability to close the market's misperception of the stock's true value."


Portfolio Composition

                                  as of 6/30/2000
                                  ---------------

Finance                                     32.3%
Consumer Growth & Staples                   18.1%
Industrials                                 17.9%
Consumer Cyclicals                          10.7%
Utilities                                    7.4%
Energy                                       6.9%
Technology                                   4.7%
Cash & Equivalents                           2.0%

Top Ten Holdings (% of Portfolio)

                                  as of 6/30/2000
                                  ---------------

Lehman Brothers Holdings, Inc.                5.7
PaineWebber Group, Inc.                       3.2
Alcoa, Inc.                                   3.2
Nabisco Group Holdings Corp.                  2.8
Equity Residential Properties Trust           2.6
Eastman Kodak Co.                             2.6
Hanson PLC ADR (United Kingdom)               2.6
Bear, Stearns & Co., Inc.                     2.5
GTE Corp.                                     2.3
Tenet Healthcare Corp.                        2.3

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Portfolio

June 30, 2000


INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.


$10,000 INVESTED OVER TEN YEARS

                Equity Class         Lipper (VIP)
                I Portfolio       Growth Fund Avg.2    S&P 500 Index3

June 90            10,000             10,000               10,000
                    9,439              9,152                9,400
June 91            11,381             10,586               10,737
                   11,894             12,456               12,257
June 92            12,679             12,000               12,175
                   13,579             13,490               13,190
June 93            15,300             14,240               13,831
                   16,549             15,388               14,516
June 94            16,230             14,415               14,025
                   17,009             15,154               14,707
June 95            19,830             18,034               17,676
                   22,331             20,296               20,227
June 96            23,964             22,308               22,268
                   26,466             24,455               24,868
June 97            29,977             28,236               29,990
                   32,992             31,087               33,162
June 98            37,107             36,319               39,039
                   36,075             39,060               42,646
June 99            41,656             43,883               47,925
                   40,580             51,016               51,616
June 2000          38,361             53,018               51,395


     The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Portfolio Class I1         -5.47%   -7.91%    8.57%   14.11%    14.39%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.2     3.27%   20.98%   23.33%   23.21%    17.73%
--------------------------------------------------------------------------------
S&P 500 Index3                    -0.43%    7.24%   19.67%   23.80%    17.79%
--------------------------------------------------------------------------------

Equity Portfolio Class I inception date: 5/13/83.


The Prudential Series Fund Equity Portfolio Class I returned -5.47% in the first half of 2000, trailing the Lipper (VIP) Growth Fund Average return of 3.27%. During the period, the Federal Reserve implemented a series of rate hikes aimed at slowing the economy. However, our value style led us to invest heavily in cyclical companies, which do best in an expanding economy. Therefore, our emphasis on value hurt performance. The fact that the Lipper Average includes many growth portfolios further added to the return differential.


Performance Review
--------------------------------------------------------------------------------
Our paper and metals holdings suffered when the Federal Reserve began to raise interest rates, generating fears that economic growth would cease. In an investing climate marked by extreme investor skittishness, the stocks of some well-managed and profitable industrial companies--such as Georgia Pacific, International Paper and Alcoa, Inc.--steeply declined. At period end, some of these companies released better-than-expected second-quarter earnings reports and their stocks rallied.

Consolidation activity in the food and tobacco industries drove the sector's performance over the period. In particular, Carl Icahn's hostile bid for Nabisco Group Holdings set in motion a series of ownership shifts that resulted in significant advances for our shares of Nabisco Group Holdings, R.J. Reynolds and Philip Morris.

Healthcare companies' earnings generally are improving, and their stock prices are beginning to reflect this. A large contributor to Portfolio performance came from UnitedHealth Group, whose shares rose 62% over the period.

An imbalance of supply and demand for oil is helping our oil stocks: Total Fina, BP Amoco and Amerada Hess.

Strategy Session
--------------------------------------------------------------------------------
We are restructuring our Portfolio with the aims of 1) reducing the impact of the growth/value cycle on our return; 2) approximating the sector weightings of the S&P 500; and 3) broadening our focus beyond stocks that are inexpensive on an absolute basis to include those that are priced below their historical range or below others in their industry. We expect the average market capitalization of our holdings to become somewhat larger, again moving closer to the overall market.

In the wake of price appreciation in the insurance industry, we have seen the stock of some of our larger holdings appreciate. These include Chubb, our largest insurance holding. However, several of our smaller companies have yet to benefit. Overall, our insurance holdings had little impact on our return, but the trend is positive.

Despite the fact that the basic materials businesses represented in our Portfolio did well over the period, their stocks still declined. In our opinion, this is due to investor uncertainty about the economy. This uncertainty is likely to abate by year-end.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS THOMAS R. JACKSON AND PHIL SCHETTEWI

[PHOTO OF THOMAS R. JACKSON]

[PHOTO OF PHIL SCHETTEWI]

"We believe investors are gaining confidence that the Federal Reserve will accept that the U.S. economy has slowed to a sustainable pace. As a result, investors are beginning to focus more on current earnings. We feel that optimistic projections will be less likely to drive stock prices, and that investors will seek out companies with visible earnings growth. This scenario could revive the rally in cyclical stocks that began in 1999, and also benefit our insurance and healthcare positions."

--------------------------------------------------------------------------------
Portfolio Composition

                               as of 6/30/2000
                               ---------------

Consumer Growth & Staples                22.0%
Industrials                              19.0%
Finance                                  16.8%
Consumer Cyclicals                        8.2%
Technology                                7.1%
Energy                                    7.0%
Utilities                                 4.1%
Cash & Equivalents                       15.8%

Top Ten Holdings (% of Portfolio)

                               as of 6/30/2000
                               ---------------

Eastman Kodak Co.                         3.7%
Tenet Healthcare                          3.6%
WellPoint Health Networks, Inc.           3.4%
HCA--The Healthcare Company               3.2%
UnitedHealth Group, Inc.                  3.0%
Total Fina Elf S.A., ADR                  2.9%
Chubb Corp.                               2.5%
Darden Restaurants, Inc.                  2.4%
Compaq Computer Corp.                     2.1%
Alcoa, Inc.                               2.0%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Prudential Jennison Portfolio

June 30, 2000


INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


$10,000 INVESTED SINCE INCEPTION*

               Prudential Jennison
                    Portfolio1       Lipper (VIP) Growth Avg.2   S&P 500 Index3

April 95              10,000                   10,000                10,000
June 95               11,276                   10,794                10,640
                      12,556                   12,136                12,176
June 96               13,494                   13,406                13,405
                      14,362                   14,627                14,970
June 97               16,801                   16,802                18,053
                      18,916                   18,570                19,962
June 98               22,841                   21,722                23,500
                      26,002                   23,243                25,671
June 99               29,972                   26,044                28,849
                      36,975                   30,188                31,071
June 2000             38,447                   31,234                30,938


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                            Six                                  Since
Average Annual Returns                     Months   1-Year   3-Year   5-Year   Inception*

Prudential Jennison Portfolio Class I1      3.98%   28.27%   31.78%   27.80%     29.67%
--------------------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.2                   3.27%   20.98%   23.33%   23.21%     24.07%
--------------------------------------------------------------------------------------------
S&P 500 Index3                             -0.43%    7.24%   19.67%   23.80%     24.43%
--------------------------------------------------------------------------------------------

Prudential Jennison Portfolio Class I inception date: 4/25/95.


The high-growth areas that are the focuses of this Portfolio all experienced extraordinary volatility in the first six months of 2000. The net result was a strong gain for its drug, technology and financial holdings, but losses in communication services and retailers. Overall, The Prudential Series Fund Prudential Jennison Portfolio Class I 3.98% return was slightly above the 3.27% Lipper (VIP) Growth Average.


Performance Review
--------------------------------------------------------------------------------
Our largest focus is in technology. We had significant positive contributions to our return from several holdings, including Intel, Hewlett-Packard, Texas Instruments and Cisco Systems. Our semiconductor companies (such as Intel and Texas Instruments) benefited from increasing demand for computer chips. On the other hand, our position in Microsoft declined in value, primarily because of the antitrust suit it faces. Motorola shares corrected after reporting tightening margins and after a very strong climb in 1999. We think its underlying businesses still have strong growth potential.

Some sectors that had been lagging in 1999 benefited when investors searched more broadly for growth opportunities that were not as expensive as the technology and telecommunication stocks. We owned Warner-Lambert, which was acquired by Pfizer. Our shares, helped by enthusiasm about the combination, made the largest single contribution to our return. Our financial holdings continued to benefit from the merger and acquisition activity accompanying global consolidation in several industries.

In the communications sector, we owned CBS Corporation, which was acquired by Viacom. The CBS shares had been falling, but the Viacom shares we received in exchange more than offset the loss. Our return also was hurt by our holdings in Vodafone AirTouch and America OnLine. We think both are strong companies and the correction is temporary because companies that own bandwidth, such as these, are at the heart of the telecommunications expansion.

Fear of rising interest rates and a slowing economy hurt the consumer sector. We felt the impact particularly in our holdings of Home Depot and Gap.

Strategy Session
--------------------------------------------------------------------------------
We are reducing our commitment to technology and telecommunications, and adding in growth sectors that are selling at lower premiums to the overall market, such as pharmaceuticals and financials. Nonetheless, four of our five largest holdings on June 30 were technology stocks: Intel, Hewlett-Packard, Cisco Systems and Nokia. These are dominant players in their respective core markets. During this half-year, we added Corning and Nortel, both because of their strength in optical computing, and Hewlett-Packard.

Although we increased our drug holdings, we sold our positions in Bristol-Myers Squibb and Glaxo Wellcome because of product disappointments, as well as our Schering-Plough shares. We added Pharmacia and Merck, and acquired Pfizer shares for our Warner-Lambert holdings.

We added Schlumberger to our Portfolio. As the dominant oil service supplier, it is well positioned to benefit from the increase in drilling inspired by the current energy shortage. This upswing in drilling is likely to last several years.

The pace of merger and acquisitions is continuing to be very high as several global industries consolidate. Our financial holdings are focused on the dominant firms in this business: Merrill Lynch, Morgan Stanley Dean Witter and Citigroup. We sold our shares in Chase Manhattan, which we expected to suffer because a recent change in accounting standards is likely to add volatility to their reported earnings.

Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS MICHAEL DEL BALSO, KATHLEEN MCCARRAGHER AND SPIROS SEGALAS

[PHOTO OF MICHAEL DEL BALSO]

[PHOTO OF KATHLEEN MCCARRAGHER]

[PHOTO OF SPIROS SEGALAS]

"We think the U.S. economy will slow to a sustainable pace, and equity investors will regain their confidence by the fourth quarter of 2000. We expect to see the new electronic- and telecommunications-based economy outperform the old basic industry sectors in both profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples can be sustained, so stock prices will be able to rise in line with earnings growth. We are moving toward market sectors with above-average earnings growth rates, but where share prices are not so high as to reduce the likelihood we will benefit fully from that growth. Second-quarter earnings announcements from our holdings have generally been very strong."


Portfolio Composition

                              as of 6/30/2000
                              ---------------

Technology                              35.4%
Health Care                             12.8%
Financials                              12.1%
Communication Services                  11.8%
Consumer Cyclicals                      10.8%
Consumer Staples                         9.9%
Cash                                     4.2%
Capital Goods                            2.0%
Energy                                   1.0%

Top Ten Holdings (% of Portfolio)

                              as of 6/30/2000
                              ---------------

Pfizer, Inc.                             3.9%
Intel Corp.                              3.7%
Hewlett-Packard Co.                      3.5%
Cisco Systems, Inc.                      3.4%
Nokia Corp.                              3.4%
Citigroup, Inc.                          3.3%
Home Depot, Inc.                         3.3%
Vodafone AirTouch Group PLC              3.1%
Viacom, Inc.                             2.9%
Qwest Communications Int'l., Inc.        2.7%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
20/20 Focus Portfolio

June 30, 2000


INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily U.S. companies having strong capital appreciation potential.

INVESTMENT STYLE

A "value" approach of identifying strong companies selling at discount from their perceived true value and a "growth" approach of seeking companies that exhibit higher-than-average earnings growth.


$10,000 INVESTED SINCE INCEPTION*

                       20/20 Focus      Lipper (VIP) Growth
                     Portfolio Class1     Funds Average2      S&P 500 Index3

April|1999                10,000              10,000             10,000
June|1999                 10,550              10,424             10,306
December|1999             11,895              12,209             11,099
June|2000                 11,240              12,686             11,052


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance less than one year is cumulative. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Since inception returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
----------------------------------------------------------------------

                                         Six               Since
Average Annual Returns                 Months   1-Year   Inception*
----------------------------------------------------------------------
20/20 Focus Portfolio Class I1        -5.50%     6.54%     10.59%
----------------------------------------------------------------------
Lipper (VIP) Growth Funds Avg.2        3.27%    20.98%     22.38%
----------------------------------------------------------------------
S&P 500 Index3                        -0.43%     7.24%      8.95%
----------------------------------------------------------------------

20/20 Focus Portfolio Class I inception date: 5/3/99.


The Prudential Series Fund 20/20 Focus Portfolio declined 5.50% in the first half of 2000, while the Lipper (VIP) Growth Average returned 3.27%. The markets were extremely volatile during this period, and both growth and value styles had periods of strong outperformance, but overall, it was a weak market. Investors feared that rising interest rates would halt economic growth and reduce the current value of future earnings, so stocks that are particularly dependent on economic growth suffered sharp declines--cyclical stocks such as Mead (paper), Temple Inland (paper), Freeport McMoran Copper & Gold, and Dillards (department stores). Telecommunication stocks such as NTL (U.K., cable), Loral Space & Communications, and Vodafone also fell. However, some of our technology holdings continued to show strong price appreciation.


Performance Review
--------------------------------------------------------------------------------
Paper and metal companies were strongly out of favor, despite strong and improving business fundamentals. Our holdings in these industries had a substantial negative impact on our return.

We are well into an upswing in HMO pricing. As HMOs become more profitable, they can afford to give hospitals better deals and reduce pricing pressures on drug companies. Healthcare earnings generally are improving, and their stock prices are beginning to reflect this improvement. Our drug holdings are benefiting from industry consolidation, while their relatively low share prices and steadier growth are attracting investors away from more expensive growth stocks. Pfizer, Tenet Healthcare, and American Home Products were among the positive contributors to our return.

Not all telecommunications and technology stocks declined during the period. We had very strong returns from Texas Instruments, Hewlett-Packard, EMC, Cisco Systems, and Harris.

Strategy Session
--------------------------------------------------------------------------------
Both Tom Jackson and Sig Segalas look for individual companies that are strongly attractive to their investment disciplines.

Tom Jackson looks for bargains. He employs a strict value investment style to buy stocks whose prices he believes are too low, given their underlying earnings, sales, cash flow, or book value.

Sig Segalas employs a growth investment style, concentrating on stocks of established companies that he believes will have superior absolute and relative earnings growth.

We took advantage of the buying opportunity presented by the correction in technology and telecommunications stock prices to add Hewlett-Packard, AT&T Liberty Media Group, Nokia, and Ericsson, among others.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS THOMAS R. JACKSON AND SPIROS SEGALAS

[PHOTO OF THOMAS R. JACKSON]

[PHOTO OF SPIROS SEGALAS]

"We believe investors are becoming more confident that the Federal Reserve will accept that the U.S. economy has slowed to a sustainable pace. In a moderately expanding economy, investors are more likely to focus on a company's earnings profile. Fewer stocks will be carried by optimistic projections. These conditions could revive the cyclical stock rally of 1999 and also help our drug, insurance, and healthcare companies. However, we believe the new electronic- and telecommunications-based economy will continue to show strong profit growth and stock price performance. Unless the upward movement in interest rates continues longer than we expect, we think the current high price/earnings multiples of these companies can be sustained. As a result, stock prices will be able to rise in line with earnings growth."


Sector Breakdown (% of Assets)

Consumer Growth & Staples            30.3%
Technology                           24.7%
Finance                              10.6%
Utilities                             9.6%
Industrials                           8.3%
Consumer Cyclicals                    6.8%
Cash & Equivalents                    9.7%

Largest Stock Industries (% of Assets)

Computer Services                    15.0%
Telecommunications                   13.9%
Hospital/Healthcare                  10.8%
Retail                                6.8%
Financial Services                    6.7%

Top 5 Growth Holdings (% of Assets)

Hewlett-Packard Co.                   3.9%
Citigroup, Inc.                       3.5%
Pfizer, Inc.                          3.4%
EMC Corp.                             3.3%
Merrill Lynch & Co.                   3.2%

Top 5 Value Holdings (% of Assets)

Tenet Healthcare                      4.2%
HCA - The Healthcare Company          4.1%
Eastman Kodak Co.                     3.4%
Philip Morris                         3.2%
Loews Corp.                           3.1%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Small Capitalization Stock Portfolio

June 30, 2000


INVESTMENT GOAL
Seeks long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index./3/

TYPES OF INVESTMENTS
Primarily stocks of the S&P SmallCap 600 Index.

INVESTMENT STYLE
The Portfolio attempts to hold stocks comprising the S&P SmallCap 600 Index in approximately the same proportions. The S&P SmallCap 600 Index contains stocks of small companies with market capitalizations generally less than $1.2 billion.


$10,000 INVESTED SINCE INCEPTION*

                 Small Capitalization    Lipper (VIP) Small    S&P SmallCap
                    Stock Portfolio1        Cap Avg.2          600 Index3

April|95                10,000                  10,000            10,000
June|95                 10,681                  10,648            10,713
                        11,996                  12,023            12,138
June|96                 13,224                  13,735            13,501
                        14,367                  14,359            14,726
June|97                 16,022                  15,585            16,428
                        17,983                  17,178            18,494
June|98                 19,037                  18,492            19,622
                        17,846                  17,828            18,251
June|99                 18,773                  19,721            19,171
                        20,109                  25,209            20,516
June|2000               21,613                  27,350            21,937


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P Small Capitalization 600 Index is a capital-weighted index representing the aggregate market value of the common equity of 600 small-company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                            Six                                  Since
Average Annual Returns                     Months   1-Year   3-Year   5-Year   Inception*
--------------------------------------------------------------------------------------------
Small Capitalization Stock Portfolio1       7.48%   15.13%   10.49%   15.14%     16.03%
--------------------------------------------------------------------------------------------
Lipper (VIP) Small Cap. Avg.2               6.79%   34.61%   18.09%   18.91%     19.57%
--------------------------------------------------------------------------------------------
S&P SmallCap 600 Index3                     6.93%   14.43%   10.12%   15.41%     16.41%
--------------------------------------------------------------------------------------------

Small Capitalization Stock Portfolio inception date: 4/25/95.


The Prudential Series Fund Small Capitalization Stock Portfolio returned 7.48%, slightly more than the index, even after the inclusion of transaction costs and fees for the Portfolio.

In a very volatile year, small- and mid-cap stocks were the best-performing capitalization sectors of the U.S. equity market. However, returns on different economic sectors varied widely. The best performing sectors, by a large margin, were healthcare and energy, with average returns above 40%. Consumer cyclicals sector was the most significant drag on the Index. The sector's 7% decline was exceeded only by the tiny communication services, basic materials, and transportation groups. The giant technology sector averaged a mediocre return that reflected a wide dispersion of individual industry performances.

The Standard & Poor's Small Capitalization 600 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P 600 SmallCap Index.


Performance Review
--------------------------------------------------------------------------------
The strong return of the S&P SmallCap 600 in a generally declining market for equity was due primarily to healthcare stocks. Hospital managers, drug companies, and managed care firms were all among the leading industries, with returns above 45%. Improved healthcare pricing and the attractive value of healthcare stocks when compared to technology shares combined to their advantage. Oil and gas producers also had strong returns. Energy prices rose as OPEC constrained production, non-OPEC suppliers neared their production capacities and demand increased.

Almost a quarter of the index consists of technology stocks. Consequently, the modestly positive return of the sector was an important contributor to the index's performance. Some industries--such as electronic instruments, biotechnology, and semiconductors--were among the period's strongest performers, with returns above 65%. Others--such as computer services and computer peripherals--were among the worst, with steep declines in share prices. This diversity of returns suggests that investors are becoming more selective.

The steepest negative returns came from industries in the small communications services group. Long distance telephone companies had a terrible half-year, and basic materials--such as aluminum and iron and steel--also lost considerable ground. However, the consumer cyclicals group--including leisure, home furnishings and personal care companies, among others--had a much larger impact on the Index because it is the second-largest group in the S&P 600 (at 17%). Its 7% decline was a significant factor in keeping the overall index from posting an even better return.

Strategy Session
--------------------------------------------------------------------------------
The Small Capitalization Stock Portfolio attempts to hold the 600 stocks included in the S&P SmallCap 600 Index and to duplicate its performance. These are stocks of companies with an average market value of about $1.1 billion. Such stocks are more volatile than the shares of large, more established companies. The Portfolio management team invests funds received while trying to minimize commission and transaction costs.


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGER WAI C. CHIANG

[PHOTO OF WAI C. CHIANG]

"The tremendous variability in the fortunes of the biotechnology smallcap sector is a good illustration of the advantages of indexing. The S&P SmallCap Biotechnology Index shot up 244% between the beginning of the year and its peak on March 6. Then it dropped 59%, giving up almost all those gains, by April 17. By the end of the half-year, it had regained 75%. Over time, it has been an excellent investment, but it took a strong stomach to weather the ups and downs. If you had bought at the wrong time, you could have had substantial losses. Because it is diversified over many economic sectors, the Small Capitalization Stock Portfolio avoided such extreme performances.

"Diversification over market capitalization sectors also can even out your return over time. Over this half-year, the small-cap stocks beat large caps by a respectable margin, but for several prior years the S&P SmallCap 600 has trailed the large-cap S&P 500 Index. Because these two market capitalization sectors don't always move in the same direction, combining investments in both large- and small-cap portfolios can provide the benefits of diversification."


S&P SmallCap 600 Index
Total Return by Sector

                           as of 6/30/2000
                           ---------------

Health Care                          45.9%
Energy                               42.9%
Capital Goods                         7.2%
Financials                            6.1%
Technology                            4.0%
Consumer Staples                      2.0%
Utilities                            -0.0%
Consumer Cyclicals                   -7.0%
Transportation                       -7.6%
Basic Materials                      -9.6%
Communication Services              -26.9%

S&P SmallCap 600 Index                6.9%

Source: Standard & Poor's.

S&P SmallCap 600 Index Composition

                           as of 6/30/2000
                           ---------------

Technology                           22.9%
Consumer Cyclicals                   17.5%
Capital Goods                        14.1%
Health Care                          12.3%
Financials                           10.7%
Consumer Staples                      8.1%
Energy                                4.7%
Basic Materials                       3.7%
Transportation                        2.9%
Utilities                             2.9%
Communication Services                0.2%

Source: Standard & Poor's. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                           as of 6/30/2000
                           ---------------

Mercury Interactive Corp.             1.8%
IDEC Pharmaceuticals Corp.            1.2%
International Rectifier Corp.         0.8%
Lattice Semiconductor Corp.           0.8%
Charles Schwab Corp.                  0.8%
Protein Design Labs, Inc.             0.7%
Vertex Pharmaceuticals, Inc.          0.7%
RSA Security, Inc.                    0.6%
Digital Microwave Corp.               0.6%
Techne Corp.                          0.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Global Portfolio

June 30, 2000

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE

The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.


$10,000 INVESTED OVER TEN YEARS

                                       Lipper (VIP)     Morgan Stanley
                 Global Portfolio/1/  Global Avg./2/    World Index/3/

June|90                10,000             10,000           10,000
                        9,042              9,188            8,965
June|91                 9,428              9,625            9,510
                       10,071             10,590           10,604
June|92                10,062             10,699            9,912
                        9,727             10,531           10,050
June|93                11,058             11,931           11,573
                       13,923             13,875           12,311
June|94                13,383             13,587           12,758
                       13,243             13,754           12,936
June|95                14,494             14,468           14,119
                       15,345             15,607           15,616
June|96                16,918             16,898           16,722
                       18,367             18,046           17,721
June|97                20,660             20,412           20,447
                       19,649             20,277           20,515
June|98                23,448             23,301           23,929
                       24,576             23,351           25,507
June|99                26,970             25,284           27,678
                       36,439             31,603           31,868
June|2000              36,079             30,536           31,053


1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Six
Average Annual Returns            Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio1                 -0.99%   33.77%   20.42%   20.01%    13.69%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2         -0.25%   28.06%   18.74%   18.88%    11.80%
--------------------------------------------------------------------------------
Morgan Stanley World Index3       -2.56%   12.19%   14.95%   17.07%    12.00%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.


The Prudential Series Fund Global Portfolio's 0.99% loss over the first half of 2000 slightly trailed the 0.25% decline of the Lipper (VIP) Global Average, but both were more modest than the 2.56% decline of the MSCI World Index. Over the past 12 months, the Portfolio remained well ahead of the Lipper Average. A sharp and deep turnaround in global stock markets produced negative six-month returns in most markets. The Portfolio's U.S. holdings had a strong positive return, but the poor performance of its investments in Japan, Sweden, and the United Kingdom offset the benefit. Software and telecommunications services stocks, focuses of the Portfolio, peaked and gave back some of their earlier gains.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.


Performance Review
--------------------------------------------------------------------------------
The leading equipment and services companies in technology, media and telecommunications (TMT) have enormous growth prospects. However, the wide recognition of their potential led to a global explosive upward movement in their shares--to very expensive levels even for their huge profit potential. Prices corrected in March, April and May 2000, then recovered somewhat. Among our holdings, our Internet-related companies and Japanese stocks hurt our return most. However, our U.S. technology companies were among the largest contributors to our return, including a semiconductor design company, PMC-Sierra (U.S.); a software company, Oracle (U.S.); and a semiconductor company, Texas Instruments (U.S.). We also did well on Thomson Multimedia (Fr.), a consumer electronics firm. We took some profits on these stocks, as well as on other companies in these groups, but they still are among our largest holdings. Recent acquisitions Juniper Networks (U.S.) and Micron Technology (U.S.) helped our return. We added Micron in mid April, after the bear market in TMT stocks brought down their price.

Our position in USA Networks reduced our return. Its shares suffered from fears that higher interest rates would slow consumer spending and hurt its Home Shopping Network. So far there is no sign of this.

We owned several banks that were hurt by the global fear of rising interest rates as well as by the attraction of investors to the greater sizzle of TMT. Bank of Scotland and Barclays Bank (both U.K.), Wells Fargo (U.S.), Unicredito Italiano (Italy), Bank of Ireland (Ireland), and Fuji Bank (Japan) were among the drags on our return.

Strategy Session
--------------------------------------------------------------------------------
We sold most of our shares of Softbank, a large Japanese conglomerate of Internet-related businesses. We bought Ericsson (Sweden), which is a leader in telecommunications infrastructure equipment and also a major handset manufacturer. We think the greatest growth potential now is to be found in companies that build the information network that powers the new services.

We added JDS Uniphase and Micron Technology in mid April, after the bear market in TMT stocks brought down their price. JDS Uniphase is a leader in the use of light waves (instead of electricity) to carry information, while Micron is among the world's largest manufacturers of DRAMs (computer memory chips).

We added Barclays (U.K.), Banca Intesa (Italy), and Citigroup (U.S.).


Outlook
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS DANIEL J. DUANE AND MICHELLE PICKER

[PHOTO OF DANIEL J. DUANE]

[PHOTO OF MICHELLE PICKER]

"The large issue now is how to deal with the fact that TMT stocks still offer the best earnings growth prospects on the market, but also are very expensive compared with other sectors even after the correction in March and April. Since investors are becoming more sensitive to how much they pay for growth, trimming higher-priced positions and shopping for good value when purchasing are key. We are gradually taking profits in some of our appreciated TMT holdings, and are building our portfolio in other economic sectors. We expect to find better values outside the United States, where the stock markets already have had large gains in the past five years."


Geographic Allocation

                            as of 6/30/2000
                            ---------------

United States                         41.5%
Continental Europe                    28.3%
Cash & Equivalents                    15.0%
Japan                                  6.3%
Asia                                   4.1%
Latin America                          2.5%
Pacific Basin                          2.3%

Top Ten Holdings (% of Portfolio)

                            as of 6/30/2000
                            ---------------

U.S. Treasury Bill 09/14/00            4.7%
Time-Warner, Inc.                      3.6%
Solectron Corp.                        3.4%
Vodafone AirTouch                      3.1%
Oracle Corp.                           3.0%
Citigroup, Inc.                        2.8%
Electronics Arts Inc.                  2.4%
Nokia (AB) oyj                         2.3%
USA Networks Inc.                      2.2%
PMC-Sierra, Inc.                       2.1%

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $1,166,676,459)....  $1,166,676,459
   Cash............................................         720,516
   Interest receivable.............................       8,409,323
   Receivable for capital stock sold...............       1,047,232
                                                     --------------
     Total Assets..................................   1,176,853,530
                                                     --------------

 LIABILITIES
   Payable for capital stock repurchased...........       8,798,835
   Payable to investment adviser...................       1,149,342
   Accrued expenses................................         104,965
                                                     --------------
     Total Liabilities.............................      10,053,142
                                                     --------------
 NET ASSETS........................................  $1,166,800,388
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,166,800
     Paid-in capital, in excess of par.............   1,165,633,588
                                                     --------------
   Net Assets, June 30, 2000.......................  $1,166,800,388
                                                     ==============
 Net asset value, and redemption price per share,
   116,680,039 outstanding shares of common stock
   (authorized 170,000,000 shares).................  $        10.00
                                                     ==============
STATEMENT OF OPERATIONS (UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Interest........................................  $   37,694,169
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       2,426,185
   Shareholders' reports...........................          91,000
   Accounting fees.................................          25,000
   Custodian's fees and expenses...................          21,000
   Audit fee and expenses..........................           8,000
   Commitment fee on syndicated credit agreement...           6,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           3,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           3,384
                                                     --------------
     Total expenses................................       2,590,569
   Less: custodian fee credit......................          (4,604)
                                                     --------------
     Net expenses..................................       2,585,965
                                                     --------------
 NET INVESTMENT INCOME.............................      35,108,204
                                                     --------------

 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $   35,108,204
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   35,108,204     $   54,005,446
    Net realized gain on investments........................               --             10,627
                                                               --------------     --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       35,108,204         54,016,073
                                                               --------------     --------------

  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (35,108,204)       (54,005,446)
    Distributions from net realized capital gains...........               --            (10,627)
                                                               --------------     --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (35,108,204)       (54,016,073)
                                                               --------------     --------------

  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [55,031,773 and 122,718,909 shares,
     respectively]..........................................      550,317,734      1,227,189,093
    Capital stock issued in reinvestment of dividends and
     distributions [3,510,820 and 5,401,607 shares,
     respectively]..........................................       35,108,204         54,016,073
    Capital stock repurchased [(75,409,978) and (86,592,293)
     shares, respectively]..................................     (754,099,772)      (865,922,932)
                                                               --------------     --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................     (168,673,834)       415,282,234
                                                               --------------     --------------
  TOTAL INCREASE IN NET ASSETS..............................     (168,673,834)       415,282,234

  NET ASSETS:
    Beginning of period.....................................    1,335,474,222        920,191,988
                                                               --------------     --------------
    End of period...........................................   $1,166,800,388     $1,335,474,222
                                                               ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $1,250,401,002)..........................  $1,215,763,266
    Cash.......................................             772
    Interest and dividends receivable..........      20,777,674
    Receivable for investments sold............      16,042,755
    Receivable for investments sold short (Note
      2).......................................       8,329,133
    Receivable for capital stock sold..........         218,479
                                                 --------------
      Total Assets.............................   1,261,132,079
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      39,907,192
    Investments sold short at value (proceeds
      $8,251,875 including accrued interest)
      (Note 2).................................       8,288,568
    Payable to investment adviser..............       1,191,170
    Payable for capital stock repurchased......         770,526
    Accrued expenses and other liabilities.....          85,283
    Interest payable...........................          78,520
    Due to broker -- variation margin..........          27,344
                                                 --------------
      Total Liabilities........................      50,348,603
                                                 --------------
  NET ASSETS...................................  $1,210,783,476
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........       1,093,136
      Paid-in capital, in excess of par........   1,191,279,365
                                                 --------------
                                                  1,192,372,501
    Undistributed net investment income........      98,545,756
    Accumulated net realized loss on
      investments..............................     (45,454,883)
    Net unrealized depreciation on
      investments..............................     (34,679,898)
                                                 --------------
    Net assets, June 30, 2000..................  $1,210,783,476
                                                 ==============
    Net asset value and redemption price per
      share, 109,313,639 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................  $        11.08
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
  INVESTMENT INCOME
    Interest...................................  $   44,025,610
                                                 --------------
  EXPENSES
    Investment advisory fee....................       2,420,616
    Shareholders' reports......................          86,000
    Accounting fees............................          52,000
    Custodian's fees and expenses..............          21,000
    Audit fee and expenses.....................           7,000
    Commitment fee on syndicated credit
      agreement................................           6,000
    Transfer agent's fees and expenses.........           5,000
    Legal fees and expenses....................           3,000
    Directors' fees............................           2,000
    Miscellaneous..............................           2,373
                                                 --------------
      Total expenses...........................       2,604,989
                                                 --------------
    Less: custodian fee credit.................         (12,648)
                                                 --------------
      Net expenses.............................       2,592,341
                                                 --------------
  NET INVESTMENT INCOME........................      41,433,269
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................     (17,985,534)
      Futures..................................         728,377
                                                 --------------
                                                    (17,257,157)
                                                 --------------
    Net change in unrealized appreciation:
      Investments..............................       9,118,160
      Futures..................................         541,375
      Short sale...............................         (36,693)
                                                 --------------
                                                      9,622,842
                                                 --------------
  NET LOSS ON INVESTMENTS......................      (7,634,315)
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   33,798,954
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................       $   41,433,269         $   76,304,703
    Net realized loss on investments........................          (17,257,157)           (26,222,144)
    Net change in unrealized appreciation (depreciation) on
     investments............................................            9,622,842            (58,723,850)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................           33,798,954             (8,641,291)
                                                                   --------------         --------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (19,037,496)                    --
    Distributions from net realized capital gains...........             (154,720)            (3,302,269)
                                                                   --------------         --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................          (19,192,216)            (3,302,269)
                                                                   --------------         --------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,893,878 and 26,987,966 shares,
     respectively]..........................................           31,830,011            296,061,460
    Capital stock issued in reinvestment of dividends and
     distributions [1,738,425 and 298,578 shares,
     respectively]..........................................           19,192,216              3,302,269
    Capital stock repurchased [(9,873,656) and (14,272,876)
     shares, respectively]..................................         (108,677,439)          (156,161,922)
                                                                   --------------         --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................          (57,655,212)           143,201,807
                                                                   --------------         --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................          (43,048,474)           131,258,247
  NET ASSETS:
    Beginning of period.....................................        1,253,831,950          1,122,573,703
                                                                   --------------         --------------
    End of period(a)........................................       $1,210,783,476         $1,253,831,950
                                                                   ==============         ==============
    (a) Includes undistributed net investment income of:....       $   98,545,756         $   76,304,703
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $313,671,938) ........  $307,031,935
   Interest ..........................................     3,690,240
   Receivable for capital stock sold .................       147,928
                                                        ------------
     Total Assets ....................................   310,870,103
                                                        ------------
 LIABILITIES
   Payable for investments purchased .................    24,533,802
   Payable to investment adviser .....................       284,553
   Payable for capital stock repurchased .............       241,110
   Due to broker -- variation margin .................        64,328
   Accrued expenses and other liabilities ............        61,509
                                                        ------------
     Total Liabilities ...............................    25,185,302
                                                        ------------
 NET ASSETS ..........................................  $285,684,801
                                                        ============
   Net assets were comprised of:
     Common stock, at $0.01 par value ................  $    241,979
     Paid-in capital, in excess of par ...............   271,336,699
                                                        ------------
                                                         271,578,678
   Undistributed net investment income ...............    25,815,480
   Accumulated net realized loss on investments ......    (5,119,518)
   Net unrealized depreciation on investments ........    (6,589,839)
                                                        ------------
   Net assets, June 30, 2000.  .......................  $285,684,801
                                                        ============
 Net asset value and redemption price per
   share, 24,197,886 outstanding shares of
   common stock (authorized 65,000,000
   shares) ...........................................  $      11.81
                                                        ============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Interest ..........................................  $  9,931,266
                                                        ------------
 EXPENSES
   Investment advisory fee ...........................       609,152
   Accounting fees ...................................        49,000
   Shareholders' reports .............................        23,000
   Custodian's fees and expenses .....................         6,000
   Transfer agent's fees and expenses ................         4,000
   Commitment fee on syndicated credit agreement .....         2,000
   Audit fees and expenses ...........................         2,000
   Directors' fees ...................................         2,000
   Legal fees and expenses ...........................           600
   Miscellaneous .....................................            80
                                                        ------------
     Total expenses ..................................       697,832
   Less: custodian fee credit ........................        (8,010)
                                                        ------------
     Net expenses ....................................       689,822
                                                        ------------
 NET INVESTMENT INCOME ...............................     9,241,444
                                                        ------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized loss on:
     Investments .....................................    (3,738,143)
     Futures .........................................    (1,084,972)
                                                        ------------
                                                          (4,823,115)
                                                        ------------
   Net change in unrealized appreciation
   (depreciation) on:
     Investments .....................................     8,810,079
     Futures .........................................      (226,008)
                                                        ------------
                                                           8,584,071
                                                        ------------
 NET GAIN ON INVESTMENTS .............................     3,760,956
                                                        ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..........................................  $ 13,002,400
                                                        ============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED          YEAR ENDED
                                                               JUNE 30, 2000         DECEMBER 31, 1999
                                                              ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income ...................................    $  9,241,444          $   22,098,715
   Net realized gain (loss) on investments .................      (4,823,115)                626,818
   Net change in unrealized appreciation (depreciation) on
     investments ...........................................       8,584,071             (33,763,076)
                                                                ------------          --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS ............................................      13,002,400             (11,037,543)
                                                                ------------          --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income ..................      (5,524,679)                     --
     Distributions from net realized capital gains .........        (865,700)                     --
                                                                ------------          --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS .....................      (6,390,379)                     --
                                                                ------------          --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [380,066 and 1,551,024 shares,
     respectively] .........................................       4,763,627              18,087,112
   Capital stock issued in reinvestment of dividends and
     distributions [545,254 and-0-shares, respectively] ....       6,390,379                      --
   Capital stock repurchased [(5,771,781) and (9,880,838)
     shares, respectively] .................................     (67,562,117)           (114,780,632)
                                                                ------------          --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS ............................................     (56,408,111)            (96,693,520)
                                                                ------------          --------------
 TOTAL DECREASE IN NET ASSETS ..............................     (49,796,090)           (107,731,063)
 NET ASSETS:
   Beginning of period .....................................     335,480,891             443,211,954
                                                                ------------          --------------
   End of period (a) .......................................    $285,684,801          $  335,480,891
                                                                ============          ==============
   (a) Includes undistributed net investment income of: ....    $ 25,815,480          $   22,098,715
                                                                ------------          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                         CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $4,223,653,578)....  $4,531,594,222
   Cash............................................       1,114,092
   Receivable for investments sold.................      80,377,762
   Interest and dividends receivable...............      26,123,530
   Receivable for securities lending income........       8,039,638
   Due from broker -- variation margin.............         336,413
   Receivable for capital stock sold...............         282,322
                                                     --------------
     Total Assets..................................   4,647,867,979
                                                     --------------
 LIABILITIES
   Collateral for securities on loan...............     549,263,308
   Payable for investments purchased...............      85,802,351
   Securities lending rebate payable...............       6,494,516
   Payable to investment adviser...................       5,424,651
   Payable for capital stock repurchased...........       2,361,382
   Accrued expenses and other liabilities..........         335,335
   Interest payable for short positions............           1,984
                                                     --------------
     Total Liabilities.............................     649,683,527
                                                     --------------
 NET ASSETS........................................  $3,998,184,452
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    2,597,442
     Paid-in capital, in excess of par.............   3,619,831,557
                                                     --------------
                                                      3,622,428,999
   Undistributed net investment income.............      40,136,790
   Accumulated net realized gain on investments....      27,135,156
   Net unrealized appreciation on investments......     308,483,507
                                                     --------------
   Net assets, June 30, 2000.......................  $3,998,184,452
                                                     ==============
 Net asset value and redemption price per share,
   259,744,181 outstanding shares of common stock
   (authorized 370,000,000 shares).................  $        15.39
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Dividends (net of $113,693 foreign withholding
     tax)..........................................  $   12,292,960
   Interest........................................      83,210,207
   Income from securities loaned, net..............         928,244
                                                     --------------
                                                         96,431,411
                                                     --------------

 EXPENSES
   Investment advisory fee.........................      11,317,778
   Shareholders' reports...........................         300,000
   Accounting fees.................................         117,000
   Custodian's fees and expenses...................          87,000
   Audit fee and expenses..........................          27,000
   Commitment fee on syndicated credit agreement...          21,000
   Legal fees and expenses.........................           9,000
   Transfer agent's fees and expenses..............           5,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           7,950
                                                     --------------
     Total expenses................................      11,893,728
   Less: custodian fee credit......................         (30,558)
                                                     --------------
     Net expenses..................................      11,863,170
                                                     --------------

 NET INVESTMENT INCOME.............................      84,568,241
                                                     --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain on:
     Investments...................................      37,048,475
     Futures.......................................          14,717
                                                     --------------
                                                         37,063,192
                                                     --------------
   Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................     (72,515,152)
     Futures.......................................       1,064,445
                                                     --------------
                                                        (71,450,707)
                                                     --------------
 NET LOSS ON INVESTMENTS...........................     (34,387,515)
                                                     --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $   50,180,726
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $   84,568,241         $  184,232,537
   Net realized gain on investments.........................           37,063,192                444,194
   Net change in unrealized appreciation (depreciation) on
     investments............................................          (71,450,707)           111,038,163
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           50,180,726            295,714,894
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income.....................          (44,823,492)          (183,840,496)
   Distributions from net realized capital gains............             (308,721)           (16,406,123)
   Distributions in excess of net realized capital gains....                   --             (9,619,315)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (45,132,213)          (209,865,934)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,114,890 and 3,595,334 shares,
     respectively]..........................................           16,968,248             54,694,876
   Capital stock issued in reinvestment of dividends and
     distributions [3,018,877 and 13,845,674 shares,
     respectively]..........................................           45,132,213            209,865,934
   Capital stock repurchased [(30,014,439) and (49,920,477)
     shares, respectively]..................................         (456,104,753)          (759,229,309)
                                                                   --------------         --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................         (394,004,292)          (494,668,499)
                                                                   --------------         --------------

 TOTAL DECREASE IN NET ASSETS...............................         (388,955,779)          (408,819,539)
 NET ASSETS:
   Beginning of period......................................        4,387,140,231          4,795,959,770
                                                                   --------------         --------------
   End of period(a).........................................       $3,998,184,452         $4,387,140,231
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $   40,136,790         $      392,041
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $5,082,760,902)..........................  $5,397,889,319
    Cash.......................................         112,043
    Receivable for investments sold short......     169,123,840
    Interest and dividends receivable..........      30,015,221
    Receivable for investments sold short......       3,254,533
    Due from broker -- variation margin........       1,592,491
    Receivable for capital stock sold..........         647,871
    Receivable for securities lending income...         514,378
                                                 --------------
      Total Assets.............................   5,603,149,696
                                                 --------------
  LIABILITIES
    Collateral for securities on loan..........     648,016,591
    Payable for investments purchased..........     180,841,097
    Payable to investment adviser..............       7,011,441
    Securities lending rebate payable..........       6,472,530
    Investments sold short, at value (proceeds
      received $3,224,344) (Note 2)............       3,238,681
    Payable for capital stock repurchased......       2,663,480
    Accrued expenses and other liabilities.....         542,510
    Interest payable for short position........          30,188
                                                 --------------
      Total Liabilities........................     848,816,518
                                                 --------------
  NET ASSETS...................................  $4,754,333,178
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........       2,741,036
      Paid-in capital, in excess of par........   4,209,322,145
                                                 --------------
                                                  4,212,063,181
    Undistributed net investment income........     207,728,336
    Accumulated net realized gain on
      investments..............................      22,549,997
    Net unrealized appreciation on
      investments..............................     311,991,664
                                                 --------------
    Net assets, June 30, 2000..................  $4,754,333,178
                                                 ==============
  Net asset value and redemption price per
    share, 274,103,632 outstanding shares of
    common stock (authorized 370,000,000
    shares)....................................  $        17.35
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

  INVESTMENT INCOME
    Dividends (net of $256,421 foreign
      withholding tax).........................  $   22,040,465
    Income from securities loaned, net.........         251,212
    Interest...................................      74,421,789
                                                 --------------
                                                     96,713,466
                                                 --------------
  EXPENSES
    Investment advisory fee....................      14,443,923
    Shareholders' reports......................         348,000
    Accounting fees............................         109,000
    Custodian's fees and expenses..............          99,000
    Audit fee and expenses.....................          20,000
    Commitment fee on syndicated credit
      agreement................................          25,000
    Legal fees and expenses....................          10,000
    Transfer agent's fees and expenses.........           5,000
    Directors' fees............................           2,000
    Miscellaneous..............................          21,823
                                                 --------------
      Total expenses...........................      15,083,746
    Less: custodian fee credit.................         (25,151)
                                                 --------------
      Net expenses.............................      15,058,595
                                                 --------------
  NET INVESTMENT INCOME........................      81,654,871
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net realized gain on:
    Investments................................      28,005,905
    Futures....................................      11,964,917
                                                 --------------
                                                     39,970,822
                                                 --------------
  Net change in unrealized appreciation on:
    Investments................................     (96,364,001)
    Futures....................................      (1,605,638)
                                                 --------------
                                                    (97,969,639)
                                                 --------------

  NET LOSS ON INVESTMENTS......................     (57,998,817)
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   23,656,054
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $   81,654,871         $  168,147,775
   Net realized gain on investments.........................           39,970,822             67,028,322
   Net change in unrealized appreciation (depreciation) on
     investments............................................          (97,969,639)           158,247,390
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           23,656,054            393,423,487
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................          (42,004,729)              (240,137)
     Distributions from net realized capital gains..........          (67,504,778)           (60,930,102)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................         (109,509,507)           (61,170,239)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [1,200,247 and 3,138,333 shares,
     respectively]..........................................           20,681,448             53,348,688
   Capital stock issued in reinvestment of dividends and
     distributions [6,573,200 and 3,554,343 shares,
     respectively]..........................................          109,509,507             61,170,239
   Capital stock repurchased [(24,158,046) and (42,922,625)
     shares, respectively]..................................         (415,268,619)          (731,489,268)
                                                                   --------------         --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         (285,077,664)          (616,970,341)
                                                                   --------------         --------------
 TOTAL DECREASE IN NET ASSETS...............................         (370,931,117)          (284,717,093)
 NET ASSETS:
   Beginning of period......................................        5,125,264,295          5,409,981,388
                                                                   --------------         --------------
   End of period (a)........................................       $4,754,333,178         $5,125,264,295
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $  207,728,336         $  168,078,194
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $873,842,613).............................  $ 758,276,387
    Interest and dividends receivable...........     17,103,516
    Due from manager............................        941,736
    Receivable for investments sold.............        722,238
    Receivable for capital stock sold...........        152,020
    Receivable for securities lending income....         97,177
                                                  -------------
      Total Assets..............................    777,293,074
                                                  -------------
  LIABILITIES
    Bank overdraft..............................         92,635
    Collateral for securities on loan...........     22,897,220
    Payable for investments purchased...........     16,328,173
    Payable to investment adviser...............        990,518
    Payable for capital stock repurchased.......        260,583
    Securities lending rebate payable...........        220,922
    Accrued expenses and other liabilities......         96,138
                                                  -------------
      Total Liabilities.........................     40,886,189
                                                  -------------
  NET ASSETS....................................  $ 736,406,885
                                                  =============
    Net assets were comprised of:
      Common stock, at $0.01 par value..........  $   1,027,257
      Paid-in capital, in excess of par.........    822,779,544
                                                  -------------
                                                    823,806,801
    Undistributed net investment income.........    102,584,514
    Accumulated net realized loss on
      investments...............................    (75,359,940)
    Net unrealized depreciation on
      investments...............................   (114,624,490)
                                                  -------------
    Net assets, June 30, 2000...................  $ 736,406,885
                                                  =============
  Net asset value and redemption price per
    share, 102,725,876 outstanding shares of
    common stock (authorized 195,000,000
    shares).....................................  $        7.17
                                                  =============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

  INVESTMENT INCOME
    Interest....................................  $  38,975,412
    Dividends...................................      2,606,232
    Income from securities loaned, net..........         42,765
                                                  -------------
                                                     41,624,409
                                                  -------------
  EXPENSES
    Investment advisory fee.....................      2,086,750
    Accounting fees.............................         72,600
    Shareholders' reports.......................         44,700
    Custodian's fee and expenses................         22,000
    Audit fee and expenses......................          5,000
    Transfer agent's fees and expenses..........          5,000
    Commitment fee on syndicated credit
      agreement.................................          4,000
    Directors' fees.............................          2,000
    Legal fees and expenses.....................          2,000
    Miscellaneous...............................          1,240
                                                  -------------
      Total expenses............................      2,245,290
    Less: custodian fee credit..................        (12,137)
                                                  -------------
      Net expenses..............................      2,233,153
                                                  -------------
  NET INVESTMENT INCOME.........................     39,391,256
                                                  -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments...............................    (24,021,874)
      Options written...........................         68,000
                                                  -------------
                                                    (23,953,874)
                                                  -------------
    Net change in unrealized depreciation on
      investments...............................    (29,872,990)
                                                  -------------

  NET LOSS ON INVESTMENTS.......................    (53,826,864)
                                                  -------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $ (14,435,608)
                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $  39,391,256       $  84,257,678
    Net realized loss on investments........................     (23,953,874)        (42,984,475)
    Net change in unrealized depreciation on investments....     (29,872,990)         (5,307,921)
                                                               -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (14,435,608)         35,965,282
                                                               -------------       -------------
    DIVIDENDS
      Dividends from net investment income..................     (21,064,420)         (2,179,668)
                                                               -------------       -------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,084,426 and 17,182,804 shares,
     respectively]..........................................      22,712,941         127,100,943
    Capital stock issued in reinvestment of dividends
     [2,933,763 and 291,010 shares, respectively]...........      21,064,420           2,179,668
    Capital stock repurchased [(10,003,033) and (20,307,030)
     shares, respectively]..................................     (74,070,995)       (150,186,649)
                                                               -------------       -------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (30,293,634)        (20,906,038)
                                                               -------------       -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................     (65,793,662)         12,879,576
  NET ASSETS:
    Beginning of period.....................................     802,200,547         789,320,971
                                                               -------------       -------------
    End of period(a)........................................   $ 736,406,885       $ 802,200,547
                                                               =============       =============
    (a) Includes undistributed net investment income of:....   $ 102,584,514       $  84,257,678
                                                               -------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,421,693,015)........  $4,632,248,585
   Cash................................................          82,577
   Receivable for capital stock sold...................       5,217,430
   Interest and dividends receivable...................       3,559,711
   Due from broker -- variation margin.................         417,311
   Receivable for securities lending income............          26,971
                                                         --------------
     Total Assets......................................   4,641,552,585
                                                         --------------
 LIABILITIES
   Payable for investments purchased...................       5,350,790
   Payable for capital stock repurchased...............       3,574,620
   Payable to investment adviser.......................       3,384,373
   Accrued expenses and other liabilities..............         308,973
   Payable for securities lending rebate...............           6,743
                                                         --------------
     Total Liabilities.................................      12,625,499
                                                         --------------
 NET ASSETS............................................  $4,628,927,086
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................       1,050,526
     Paid-in capital, in excess of par.................   2,352,018,287
                                                         --------------
                                                          2,353,068,813
   Undistributed net investment income.................       9,567,144
   Accumulated net realized gain on investments........      56,864,541
   Net unrealized appreciation on investments..........   2,209,426,588
                                                         --------------
   Net assets, June 30, 2000...........................  $4,628,927,086
                                                         ==============
 Net asset value and redemption price per share,
   105,052,556 outstanding shares of common stock
   (authorized 170,000,000 shares).....................  $        44.06
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $140,415 foreign withholding
     tax)..............................................  $   25,750,240
   Interest............................................       1,854,610
   Income from securities loaned, net..................          20,228
                                                         --------------
                                                             27,625,078
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       7,945,377
   Shareholders' reports...............................         317,000
   Custodian's fees and expenses.......................          67,000
   Accounting fee......................................          56,000
   Audit fee and expenses..............................          28,000
   Commitment fee on syndicated credit agreement.......          22,000
   Directors' fees.....................................           9,800
   Legal fees and expenses.............................           9,000
   Transfer agent's fees and expenses..................           5,000
   Miscellaneous.......................................           2,403
                                                         --------------
     Total expenses....................................       8,461,580
   Less: custodian fee credit..........................          (3,416)
                                                         --------------
   Net expenses........................................       8,458,164
                                                         --------------
 NET INVESTMENT INCOME.................................      19,166,914
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
     Investments.......................................      58,723,760
     Futures...........................................       1,178,443
                                                         --------------
                                                             59,902,203
                                                         --------------
   Net change in unrealized appreciation on:
     Investments.......................................    (100,120,922)
     Futures...........................................      (3,553,245)
                                                         --------------
                                                           (103,674,167)
                                                         --------------
 NET LOSS ON INVESTMENTS...............................     (43,771,964)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (24,605,050)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   19,166,914     $   44,408,380
   Net realized gain on investments.........................       59,902,203         46,195,228
   Net change in unrealized appreciation -- depreciation on
     investments............................................     (103,674,167)       682,952,950
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (24,605,050)       773,556,558
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................       (9,915,562)       (44,092,588)
     Distributions from net realized capital gains..........       (4,659,010)       (54,347,010)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (14,574,572)       (98,439,598)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [5,464,147 and 19,061,602 shares,
     respectively]..........................................      236,393,149        768,257,840
   Capital stock issued in reinvestment of dividends and
     distributions [355,044 and 2,357,499 shares,
     respectively]..........................................       14,574,572         98,439,598
   Capital stock repurchased [(5,490,744) and (10,712,263)
     shares, respectively]..................................     (237,878,533)      (434,885,868)
                                                               --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       13,089,188        431,811,570
                                                               --------------     --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS....................      (26,090,434)     1,106,928,530
 NET ASSETS:
   Beginning of period......................................    4,655,017,520      3,548,088,990
                                                               --------------     --------------
   End of period (a)........................................   $4,628,927,086     $4,655,017,520
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $    9,567,144     $      315,792
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                             EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,738,740,135)....  $1,755,879,262
   Foreign currency, at value (cost: $3,174,975)...       3,156,501
   Cash............................................       3,228,223
   Receivable for investments sold.................      16,769,324
   Interest and dividends receivable...............       5,595,603
   Receivable for securities lending income........         482,757
   Receivable for capital stock sold...............          40,043
   Deferred expenses and other assets..............           2,712
                                                     --------------
     Total Assets..................................   1,785,154,425
                                                     --------------

 LIABILITIES
   Collateral for securities on loan...............      53,524,300
   Securities lending rebate payable...............       3,878,871
   Payable for investments purchased...............       2,374,016
   Payable to investment adviser...................       1,710,226
   Payable for capital stock repurchased...........       1,276,810
   Accrued expenses and other liabilities..........         234,961
                                                     --------------
     Total Liabilities.............................      62,999,184
                                                     --------------
 NET ASSETS........................................  $1,722,155,241
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............         942,079
     Paid-in capital, in excess of par.............   1,602,326,343
                                                     --------------
                                                      1,603,268,422
     Undistributed net investment income...........      11,597,212
     Accumulated net realized gain on
       investments.................................      90,168,954
     Net unrealized appreciation on investments....      17,120,653
                                                     --------------
       Net assets, June 30, 2000...................  $1,722,155,241
                                                     ==============
     Net asset value and redemption price per
       share, 94,207,874 outstanding shares of
       common stock (authorized 170,000,000
       shares).....................................  $        18.28
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $260,766 foreign withholding
     tax)..........................................  $   25,903,447
   Interest........................................       1,235,907
   Income from securities loaned, net..............         163,687
                                                     --------------
                                                         27,303,041
                                                     --------------
 EXPENSES
   Investment advisory fee.........................       3,576,368
   Shareholders' reports...........................         128,000
   Accounting fees.................................          49,000
   Custodian's fees and expenses...................          36,000
   Audit fee and expenses..........................          12,000
   Commitment fee on syndicated credit agreement...           8,000
   Transfer agent's fees and expenses..............           5,000
   Legal fees and expenses.........................           4,000
   Directors' fees.................................           4,000
   Miscellaneous...................................             531
                                                     --------------
     Total expenses................................       3,822,899
   Less: custodian fee credit......................         (23,884)
                                                     --------------
     Net expenses..................................       3,799,015
                                                     --------------
 NET INVESTMENT INCOME.............................      23,504,026
                                                     --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
     Investments...................................      90,896,506
     Foreign currencies............................            (689)
                                                     --------------
                                                         90,895,817
                                                     --------------
   Net change in unrealized appreciation on:
     Investments...................................    (225,104,316)
     Foreign currencies............................         (18,474)
                                                     --------------
                                                       (225,122,790)
                                                     --------------
 NET LOSS ON INVESTMENTS...........................    (134,226,973)
                                                     --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................  $ (110,722,947)
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................   $   23,504,026     $   49,197,688
   Net realized gain on investments.........................       90,895,817        196,991,597
   Net change in unrealized appreciation/depreciation on
     investments............................................     (225,122,790)         1,676,194
                                                               --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     (110,722,947)       247,865,479
                                                               --------------     --------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................      (15,228,194)       (47,863,180)
     Distributions from net realized capital gains..........       (3,969,841)      (228,772,711)
                                                               --------------     --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (19,198,035)      (276,635,891)
                                                               --------------     --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [2,505,161 and 4,932,597 shares,
     respectively]..........................................       45,103,356        106,031,268
   Capital stock issued in reinvestment of dividends and
     distributions [1,076,726 and 14,298,341 shares,
     respectively]..........................................       19,198,035        276,635,891
   Capital stock repurchased [(13,069,113) and (22,475,612)
     shares, respectively]..................................     (236,264,528)      (472,178,202)
                                                               --------------     --------------
   NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................     (171,963,137)       (89,511,043)
                                                               --------------     --------------
 TOTAL DECREASE IN NET ASSETS...............................     (301,884,119)      (118,281,455)
 NET ASSETS:
   Beginning of period......................................    2,024,039,360      2,142,320,815
                                                               --------------     --------------
   End of period (a)........................................   $1,722,155,241     $2,024,039,360
                                                               ==============     ==============
   (a) Includes undistributed net investment income of:.....   $   11,597,212     $    3,322,069
                                                               --------------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

 ASSETS
   Investments, at value (cost: $4,965,052,251)........  $5,457,618,332
   Cash................................................          11,923
   Dividends and interest receivable...................      10,908,592
   Receivable for investments sold.....................       5,194,729
   Receivable for capital stock sold...................       1,881,810
                                                         --------------
     Total Assets......................................   5,475,615,386
                                                         --------------
 LIABILITIES
   Payable to investment adviser.......................       6,252,193
   Payable for capital stock repurchased...............       4,605,407
   Accrued expenses and other liabilities..............         616,776
   Withholding Tax Payable.............................          96,189
   Distribution fee payable............................             310
   Administration fee payable..........................             186
                                                         --------------
     Total Liabilities.................................      11,571,061
                                                         --------------
 NET ASSETS............................................  $5,464,044,325
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $    2,061,844
     Paid-in capital, in excess of par.................   4,479,964,367
                                                         --------------
                                                          4,482,026,211
     Undistributed net investment income...............      32,189,572
     Accumulated net realized gain on investments......     457,266,189
     Net unrealized appreciation on investments and
       foreign currencies..............................     492,562,353
                                                         --------------
   Net assets, June 30, 2000...........................  $5,464,044,325
                                                         ==============
 CLASS I:
   Net asset value and redemption price per share,
     $5,463,447,836/206,161,922 outstanding shares of
     common stock (authorized 295,000,000 shares)......  $        26.50
                                                         ==============
 CLASS II:
   Net asset value and redemption price per share,
     $596,489/22,517 outstanding shares of common stock
     (authorized 5,000,000 shares).....................  $        26.49
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000

 INVESTMENT INCOME
   Dividends (net of $184,221 foreign withholding
     tax)..............................................  $   43,271,717
   Interest............................................      26,006,743
                                                         --------------
                                                             69,278,460
                                                         --------------
 EXPENSES
   Investment advisory fee.............................      12,723,445
   Distribution Fee -- Class II........................             494
   Administration Fee -- Class II......................             296
   Shareholders' reports...............................         414,000
   Custodian expense...................................          95,000
   Accounting fees.....................................          50,000
   Commitment fee on syndicated credit agreement.......          37,000
   Audit fee and expenses..............................          30,000
   Transfer agent's fees and expenses..................          12,000
   Legal fees and expenses.............................           5,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           9,991
                                                         --------------
     Total expenses....................................      13,379,226
   Less: custodian fee credit..........................         (29,635)
                                                         --------------
     Net expenses......................................      13,349,591
                                                         --------------
 NET INVESTMENT INCOME.................................      55,928,869
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
   Net realized gain on:
     Investments.......................................     457,237,724
     Foreign currencies................................       2,338,357
                                                         --------------
                                                            459,576,081
                                                         --------------
   Net change in unrealized appreciation (depreciation)
     on:
     Investments.......................................    (857,460,809)
     Foreign currencies................................         136,271
                                                         --------------
                                                           (857,324,538)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........    (397,748,457)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $ (341,819,588)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................    $   55,928,869        $   108,030,872
   Net realized gain on investments and foreign
     currencies.............................................       459,576,081            762,123,248
   Net change in unrealized depreciation on investments and
     foreign currencies.....................................      (857,324,538)          (132,832,254)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................      (341,819,588)           737,321,866
                                                                --------------        ---------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income
     Class I................................................       (29,016,687)          (105,053,778)
     Class II...............................................            (4,581)                (2,550)
                                                                --------------        ---------------
                                                                   (29,021,268)          (105,056,328)
                                                                --------------        ---------------
     Distributions from net realized capital gains
     Class I................................................      (136,935,527)          (737,903,685)
     Class II...............................................           (10,872)               (30,961)
                                                                --------------        ---------------
                                                                  (136,946,399)          (737,934,646)
                                                                --------------        ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (165,967,667)          (842,990,974)
                                                                --------------        ---------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,187,694 and 8,685,422 shares,
     respectively]..........................................        87,731,444            269,993,500
   Capital stock issued in reinvestment of dividends and
     distributions
     [6,358,914 and 29,304,589 shares, respectively]........       165,967,667            842,990,974
   Capital stock repurchased [(19,095,484) and (33,043,224)
     shares, respectively]..................................      (517,163,773)        (1,019,065,758)
                                                                --------------        ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL STOCK TRANSACTIONS...............................      (263,464,662)            93,918,716
                                                                --------------        ---------------
 TOTAL DECREASE IN NET ASSETS...............................      (771,251,917)           (11,750,392)
 NET ASSETS:
   Beginning of period......................................     6,235,296,242          6,247,046,634
                                                                --------------        ---------------
   End of period(a).........................................    $5,464,044,325        $ 6,235,296,242
                                                                ==============        ===============
   (a) Includes undistributed net investment income of:.....    $   32,189,572        $     2,943,614
                                                                --------------        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                          PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $2,719,430,030)....  $3,478,239,086
   Cash............................................             749
   Receivable for investments sold.................       8,349,032
   Receivable for capital stock sold...............       1,519,254
   Interest and dividends receivable...............       1,228,980
   Receivable for securities lending, net..........         436,026
                                                     --------------
     Total Assets..................................   3,489,773,127
                                                     --------------
 LIABILITIES
   Payable to investment adviser...................       4,845,097
   Payable for investments purchased...............      11,274,047
   Payable for capital stock repurchased...........         349,577
   Distribution fee payable........................             465
   Administration fee payable......................             279
   Accrued expenses and other liabilities..........         173,711
                                                     --------------
     Total Liabilities.............................      16,643,176
                                                     --------------
 NET ASSETS........................................  $3,473,129,951
                                                     ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..............  $    1,048,296
     Paid-in capital, in excess of par.............   2,473,158,889
                                                     --------------
                                                      2,474,207,185
     Undistributed net investment income...........         923,669
     Accumulated net realized gain on
       investments.................................     239,190,019
     Net unrealized appreciation on investments and
       foreign currencies..........................     758,809,078
                                                     --------------
       Net assets, June 30, 2000...................  $3,473,129,951
                                                     ==============
   Class I:
     Net asset value and redemption price per
       share, 3,470,354,015/104,745,716 outstanding
       shares of common stock (authorized
       110,000,000 shares).........................  $        33.13
                                                     ==============
   Class II:
     Net asset value and redemption price per
       share, 2,775,935/83,915 outstanding shares
       of common stock (authorized 5,000,000
       shares).....................................  $        33.08
                                                     ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $189,126 foreign withholding
     tax)..........................................  $    6,178,414
   Interest........................................       3,995,743
   Income from securities loaned, net..............         565,833
                                                     --------------
                                                         10,739,990
                                                     --------------

 EXPENSES
   Investment advisory fee.........................       9,532,134
   Administration fee -- Class II..................             285
   Distribution fee -- Class II....................             476
   Shareholders' reports...........................         186,000
   Accounting fee..................................          40,000
   Custodian's fees and expenses...................          35,000
   Audit fees and expenses.........................          17,000
   Commitment fee on syndicated credit agreement...          13,000
   Legal fees and expenses.........................           5,000
   Transfer agent's fees and expenses..............           5,000
   Directors' fees.................................           2,000
   Miscellaneous...................................           4,616
                                                     --------------
     Total expenses................................       9,840,511
   Less: custodian fee credit......................         (24,190)
                                                     --------------
     Net expenses..................................       9,816,321
                                                     --------------
 NET INVESTMENT INCOME.............................         923,669
                                                     --------------

 NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
   Net realized gain on investments................     240,205,243
                                                     --------------
   Net change in unrealized appreciation
     (depreciation) on:
     Investments...................................    (133,489,787)
     Foreign currencies............................              22
                                                     --------------

                                                       (133,489,765)
                                                     --------------

 NET GAIN ON INVESTMENTS...........................     106,715,478
                                                     --------------
 NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........................  $  107,639,147
                                                     ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                JUNE 30, 2000        DECEMBER 31, 1999
                                                               ----------------      -----------------
 INCREASE (DECREASE) IN NET ASSETS

 OPERATIONS:
   Net investment income....................................    $      923,669        $    3,100,657
   Net realized gain on investments.........................       240,205,243           147,534,996
   Net change in unrealized appreciation (depreciation) on
     investments............................................      (133,489,765)          574,663,580
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....       107,639,147           725,299,233
                                                                --------------        --------------

 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income -- Class I..........                --            (3,100,657)
   Distributions from net realized capital gains
   Class I..................................................       (49,620,027)         (109,146,897)
   Class II.................................................            (2,217)                   --
                                                                --------------        --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS........................       (49,622,244)         (112,247,554)
                                                                --------------        --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [22,430,665 and 46,076,803 shares,
     respectively]..........................................       752,106,237         1,238,109,549
   Capital stock issued in reinvestment of dividends and
     distributions [1,630,701 and 3,815,423 shares,
     respectively]..........................................        49,622,244           112,247,554
   Capital stock repurchased [(4,763,710) and (14,500,046)
     shares, respectively]..................................      (157,283,294)         (391,470,256)
                                                                --------------        --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................       644,445,187           958,886,847
                                                                --------------        --------------
 TOTAL DECREASE IN NET ASSETS...............................       702,462,090         1,571,938,526
 NET ASSETS:
   Beginning of period......................................     2,770,667,861         1,198,729,335
                                                                --------------        --------------
   End of period(a).........................................    $3,473,129,951        $2,770,667,861
                                                                ==============        ==============
   (a) Includes undistributed net investment income of:.....    $      923,669        $           --
                                                                --------------        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                              20/20 FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $96,619,803)..........  $95,829,894
   Cash...............................................        1,290
   Interest and dividends receivable..................      119,069
   Receivable for capital stock sold..................      110,102
                                                        -----------
     Total Assets.....................................   96,060,355
                                                        -----------
 LIABILITIES
   Payable for investments purchased..................      214,667
   Payable to investment adviser......................      167,659
   Payable for capital stock repurchased..............       67,911
   Distribution fee payable...........................           28
   Administration fee payable.........................           17
   Accrued expenses and other liabilities.............       33,457
                                                        -----------
     Total Liabilities................................      483,739
                                                        -----------
 NET ASSETS...........................................  $95,576,616
                                                        ===========
   Net assets were comprised of:
     Common stock, at $0.01 par value.................       85,864
     Paid-in capital, in excess of par................   92,331,556
                                                        -----------
                                                         92,417,420
   Undistributed net investment income................      131,812
   Accumulated net realized gain on investments.......    3,817,293
   Net unrealized depreciation on investments.........     (789,909)
                                                        -----------
   Net assets, June 30, 2000..........................  $95,576,616
                                                        ===========
   CLASS I:
     Net asset value and redemption price per share,
       $95,284,415/8,560,167 outstanding shares of
       common stock (authorized 70,000,000 shares)....  $     11.13
                                                        ===========
   CLASS II:
     Net asset value and redemption price per share,
       $292,201/26,254 outstanding shares of common
       stock (authorized 5,000,000 shares)............  $     11.13
                                                        ===========

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
 Dividends (net of $1,747 foreign withholding tax)....  $   377,705
 Interest.............................................      204,855
                                                        -----------
                                                            582,560
                                                        -----------
 EXPENSES
   Investment advisory fee............................      309,287
   Distribution fee -- Class II.......................          120
   Administration Fee -- Class II.....................           70
   Accounting fees....................................       48,000
   Shareholders' reports..............................        4,000
   Directors' fees....................................        2,100
   Transfer agent's fees and expenses.................          800
   Custodian's fees and expenses......................          700
   Audit fee and expenses.............................          400
   Commitment fee on syndicated credit agreement......          400
   Legal fees and expenses............................          100
   Miscellaneous......................................           95
                                                        -----------
     Total expenses...................................      366,072
   Less: custodian fee credit.........................         (670)
                                                        -----------
     Net expenses.....................................      365,402
                                                        -----------
 NET INVESTMENT INCOME................................      217,158
                                                        -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain on investments...................    4,087,788
   Net change in unrealized depreciation on
     investments......................................   (8,572,493)
                                                        -----------
 NET LOSS ON INVESTMENTS..............................   (4,484,705)
                                                        -----------
 NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS......................................  $(4,267,547)
                                                        ===========

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          MAY 3, 1999(b)
                                                                     SIX MONTHS               THROUGH
                                                                       ENDED               DECEMBER 31,
                                                                   JUNE 30, 2000               1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................        $   217,158            $     67,001
   Net realized gain on investments.........................          4,087,788                 301,857
   Net change in unrealized appreciation (depreciation) on
     investments............................................         (8,572,493)              7,782,584
                                                                    -----------            ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................         (4,267,547)              8,151,442
                                                                    -----------            ------------
 DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
   Class I..................................................            (85,340)                (67,001)
   Class II.................................................                 (6)                     --
                                                                    -----------            ------------
                                                                        (85,346)                (67,001)
                                                                    -----------            ------------
   Distributions from net realized capital gains
   Class I..................................................           (546,407)                (25,509)
   Class II.................................................               (436)                     --
                                                                    -----------            ------------
                                                                       (546,843)                (25,509)
                                                                    -----------            ------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................           (632,189)                (92,510)
                                                                  -------------          --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,156,855 and 6,498,615 shares,
     respectively]..........................................         36,024,949              67,624,775
   Capital stock issued in reinvestment of dividends and
     distributions [59,697 and 8,586 shares,
     respectively]..........................................            632,189                  92,510
   Capital stock repurchased [(107,820) and (1,029,512)
     shares, respectively]..................................         (1,228,408)            (10,728,595)
                                                                    -----------            ------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         35,428,730              56,988,690
                                                                    -----------            ------------
 TOTAL INCREASE IN NET ASSETS...............................         30,528,994              65,047,622
 NET ASSETS:
   Beginning of period......................................         65,047,622                      --
                                                                    -----------            ------------
   End of period (a)........................................        $95,576,616            $ 65,047,622
                                                                    ===========            ============
   (a) Includes undistributed net investment income of:.....        $   131,812            $         --
                                                                    -----------            ------------
   (b) Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $464,914,277).......  $515,241,971
   Cash.............................................     8,953,247
   Receivable for investments sold..................       294,766
   Interest and dividends receivable................       201,869
   Receivable for securities lending income.........       151,243
   Receivable for capital stock sold................       101,871
   Deferred expenses and other assets...............         4,657
                                                      ------------
     Total Assets...................................   524,949,624
                                                      ------------
 LIABILITIES
   Collateral for securities on loan................    16,596,400
   Securities lending rebate payable................     9,189,077
   Payable for investments purchased................       735,627
   Payable to investment adviser....................       459,624
   Due to broker--variation margin..................       297,000
   Payable for capital stock repurchased............       203,831
   Accrued expenses and other liabilities...........        67,317
                                                      ------------
     Total Liabilities..............................    27,548,876
                                                      ------------
 NET ASSETS.........................................  $497,400,748
                                                      ============
   Net assets were comprised of:
     Common stock, at $.01 par value................  $    303,981
     Paid-in capital, in excess of par..............   427,418,284
                                                      ------------
                                                       427,722,265
   Undistributed net investment income..............     3,302,693
   Accumulated net realized gain on investments.....    16,644,096
   Net unrealized appreciation on investments.......    49,731,694
                                                      ------------
   Net assets, June 30, 2000........................  $497,400,748
                                                      ============
 Net asset value and redemption price per
   share (30,398,086 outstanding shares of common
   stock, authorized 70,000,000 shares).............  $      16.36
                                                      ============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $596 foreign withholding
     tax)...........................................  $  1,463,806
   Interest.........................................       860,727
   Income from securities loaned, net...............        58,617
                                                      ------------
                                                         2,383,150
                                                      ------------
 EXPENSES
   Investment advisory fee..........................       931,467
   Accounting fees..................................        67,000
   Shareholders' reports............................        29,000
   Custodian's fees and expenses....................        17,000
   Transfer agent's fees and expenses...............         4,000
   Audit fees and expenses..........................         3,000
   Commitment fee on syndicated credit agreement....         2,000
   Directors' fees..................................         1,850
   Legal fees and expenses..........................         1,000
   Miscellaneous....................................        18,268
                                                      ------------
     Total expenses.................................     1,074,585
   Less: custodian fee credit.......................        (8,500)
                                                      ------------
     Net expenses...................................     1,066,085
                                                      ------------
 NET INVESTMENT INCOME..............................     1,317,065
                                                      ------------
 NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
   Net realized gain on:
     Investments....................................    16,265,175
     Futures........................................     3,343,518
                                                      ------------
                                                        19,608,693
                                                      ------------
   Net change in unrealized
     appreciation/depreciation on:
     Investments....................................    13,820,036
     Futures........................................    (1,400,650)
                                                      ------------
                                                        12,419,386
                                                      ------------
 NET GAIN ON INVESTMENTS............................    32,028,079
                                                      ------------
 NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ 33,345,144
                                                      ============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
                                                              ----------------   -----------------
 INCREASE IN NET ASSETS
 OPERATIONS:
   Net investment income....................................    $  1,317,065       $  2,620,452
   Net realized gain on investments.........................      19,608,693         26,223,683
   Net change in unrealized appreciation on investments.....      12,419,386         21,744,502
                                                                ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....      33,345,144         50,588,637
                                                                ------------       ------------
   DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................        (634,824)                --
     Distributions from net realized capital gains..........     (26,346,057)        (6,897,212)
                                                                ------------       ------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (26,980,881)        (6,897,212)
                                                                ------------       ------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [3,569,625 and 8,615,063 shares,
     respectively]..........................................      59,343,445        122,618,563
   Capital stock issued in reinvestment of dividends and
     distributions [1,889,417 and 506,032 shares,
     respectively]..........................................      26,980,881          6,897,212
   Capital stock repurchased [(1,977,434) and (6,702,620)
     shares, respectively]..................................     (32,781,530)       (96,099,149)
                                                                ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................      53,542,796         33,416,626
                                                                ------------       ------------
 TOTAL INCREASE IN NET ASSETS...............................      59,907,059         77,108,051
 NET ASSETS:
   Beginning of period......................................     437,493,689        360,385,638
                                                                ------------       ------------
   End of period(a).........................................    $497,400,748       $437,493,689
                                                                ============       ============
   (a) Includes undistributed net investment income of:.....    $  3,302,693       $  2,620,452
                                                                ------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000
 ASSETS
   Investments, at value (cost: $1,146,960,150)........  $1,436,414,240
   Foreign currency, at value (cost: $102,805,522).....     104,845,050
   Receivable for capital stock sold...................       2,758,588
   Receivable for investments sold.....................       2,116,815
   Dividends and interest receivable...................       1,550,070
   Receivable for securities lending...................         966,735
                                                         --------------
     Total Assets......................................   1,548,651,498
                                                         --------------
 LIABILITIES
   Bank overdraft......................................         314,406
   Collateral for securities on loan...................     103,874,453
   Unrealized depreciation on interest rate swap.......       2,919,014
   Payable to investment adviser.......................       2,624,532
   Securities lending rebate payable...................       1,246,671
   Payable for capital stock repurchased...............         419,268
   Forward currency contracts payable..................         418,608
   Accrued expenses and other liabilities..............         296,001
                                                         --------------
     Total Liabilities.................................     112,112,953
                                                         --------------
 NET ASSETS............................................  $1,436,538,545
                                                         ==============
   Net assets were comprised of:
     Common stock, at $0.01 par value..................  $      502,927
     Paid-in capital, in excess of par.................     897,870,258
                                                         --------------
                                                            898,373,185
   Undistributed net investment income.................       4,345,469
   Accumulated net realized gain on investments........     245,654,456
   Net unrealized appreciation on investments and
     foreign currencies................................     288,165,435
                                                         --------------
   Net assets, June 30, 2000...........................  $1,436,538,545
                                                         ==============
 Net asset value and redemption price per
   share, 50,292,663 outstanding shares of common stock
   (authorized 70,000,000 shares)......................  $        28.56
                                                         ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
 INVESTMENT INCOME
   Dividends (net of $698,547 foreign withholding
     tax)..............................................  $    4,649,364
   Interest............................................       3,309,843
   Income from securities loaned, net..................         260,853
                                                         --------------
                                                              8,220,060
                                                         --------------
 EXPENSES
   Investment advisory fee.............................       5,207,848
   Custodian fees and expenses.........................         301,000
   Shareholders' reports...............................          87,000
   Accounting fees.....................................          58,000
   Audit fee and expenses..............................           8,000
   Commitment fee on syndicated credit agreement.......           6,000
   Transfer agent's fees and expenses..................           5,000
   Legal fees and expenses.............................           2,000
   Directors' fees.....................................           2,000
   Miscellaneous expenses..............................           1,123
                                                         --------------
     Total expenses....................................       5,677,971
   Less: custodian fee credit..........................         (32,581)
                                                         --------------
     Net expenses......................................       5,645,390
                                                         --------------
 NET INVESTMENT INCOME.................................       2,574,670
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
 Net realized gain on:
   Investments.........................................     235,305,816
   Interest rate swaps.................................       6,476,461
   Foreign currencies..................................       4,528,544
                                                         --------------
                                                            246,310,821
                                                         --------------
 Net change in unrealized appreciation (depreciation)
   on:
   Investments.........................................    (262,044,493)
   Interest rate swaps.................................      (4,306,266)
   Foreign currencies..................................       1,783,792
                                                         --------------
                                                           (264,566,967)
                                                         --------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES........     (18,256,146)
                                                         --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $  (15,681,476)
                                                         ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
   Net investment income....................................       $    2,574,670         $    2,125,578
   Net realized gain on investments and foreign
     currencies.............................................          246,310,821            105,889,653
   Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................         (264,566,967)           315,255,820
                                                                   --------------         --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................          (15,681,476)           423,271,051
                                                                   --------------         --------------
 DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income...................           (2,463,844)                    --
     Distributions in excess of net investment income.......                   --             (4,140,269)
     Distributions from net realized capital gains..........          (89,602,571)            (7,259,626)
                                                                   --------------         --------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS......................          (92,066,415)           (11,399,895)
                                                                   --------------         --------------
 CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [11,656,638 and 12,980,789 shares,
     respectively]..........................................          353,741,716            303,934,195
   Capital stock issued in reinvestment of dividends and
     distributions [3,409,867 and 520,780 shares,
     respectively]..........................................           92,066,415             11,399,895
   Capital stock repurchased [(6,686,931) and (11,503,347)
     shares, respectively]..................................         (199,835,783)          (273,433,117)
                                                                   --------------         --------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
   TRANSACTIONS.............................................          245,972,348             41,900,973
                                                                   --------------         --------------
 TOTAL INCREASE IN NET ASSETS...............................          138,224,457            453,772,129
 NET ASSETS:
   Beginning of period......................................        1,298,314,088            844,541,959
                                                                   --------------         --------------
   End of period (a)........................................       $1,436,538,545         $1,298,314,088
                                                                   ==============         ==============
   (a) Includes undistributed net investment income of:.....       $    4,345,469         $           --
                                                                   --------------         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A13

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                             MONEY MARKET PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
BANK NOTES -- 9.7%
  Amex Centurion Bank.......................................   7.01%     07/10/00    $ 6,000    $    6,000,000
  Bank of America, N.A......................................   6.73%     09/11/00     31,000        31,000,000
  Comerica Bank, N.A. (a)...................................   6.66%     07/03/00      6,000         5,999,286
  Comerica Bank, N.A. (a)...................................   6.66%     07/06/00      6,000         6,000,343
  Comerica Bank, N.A. (a)...................................   6.57%     07/07/00      5,000         4,998,599
  Comerica Bank, N.A. (a)...................................   6.61%     07/19/00     26,000        25,992,627
  First Union National Bank (a).............................   6.28%     07/21/00     24,000        24,000,000
  Keybank, N.A. (a).........................................   6.05%     07/17/00      4,000         4,000,129
  National City Bank of Cleveland...........................   6.73%     02/09/01      5,000         4,998,551
                                                                                                --------------
                                                                                                   112,989,535
                                                                                                --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 4.1%
  First Union National Bank.................................   7.09%     12/22/00     32,000        32,000,000
  Morgan Guaranty Trust Co..................................   5.70%     07/19/00     16,000        16,000,000
                                                                                                --------------
                                                                                                    48,000,000
                                                                                                --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 10.0%
  Bank of Nova Scotia.......................................   6.65%     02/01/01     10,000         9,997,204
  Dexia Bank Grand Cayman...................................   7.13%     07/03/00      8,171         8,171,000
  National Westminster Bank PLC.............................   6.10%     11/27/00     50,000        49,957,463
  Rabobank Nederland........................................   5.66%     07/13/00     34,000        33,999,552
  Westpac Banking Corp......................................   6.52%     01/29/01     15,000        14,995,861
                                                                                                --------------
                                                                                                   117,121,080
COMMERCIAL PAPER -- 51.6%
  Alcoa, Inc................................................   6.62%     07/18/00     10,000        10,000,000
  Alcoa, Inc................................................   6.75%     07/20/00     25,000        25,000,000
  Alliance & Leicester PLC..................................   6.14%     07/10/00     10,000         9,984,650
  Alliance & Leicester PLC..................................   6.58%     08/22/00      3,800         3,763,883
  Aon Corp..................................................   6.65%     07/13/00      1,500         1,496,675
  Aon Corp..................................................   6.61%     07/14/00      2,892         2,885,097
  B.B.V. Finance, Inc.......................................   6.57%     08/09/00      3,572         3,546,576
  Bank One Corp.............................................   6.86%     08/21/00     10,000        10,000,000
  Bank One Corp.............................................   6.86%     08/17/00      3,100         3,100,000
  Bank One Corp. (a)........................................   6.87%     09/13/00     14,000        14,001,164
  Banc One Financial Corp...................................   6.07%     08/03/00     10,000         9,944,404
  Bank of Scotland Treasury Services PLC....................   6.62%     09/11/00      5,000         4,933,800
  Barton Capital Corp.......................................   6.85%     07/03/00     12,401        12,396,281
  Barton Capital Corp.......................................   6.84%     07/14/00      8,207         8,186,729
  Barton Capital Corp.......................................   6.77%     07/21/00     36,488        36,350,765
  BASF AG...................................................   6.60%     08/28/00     19,000        18,797,967
  BBL North America.........................................   6.58%     08/18/00      3,821         3,787,477
  Bell Atlantic Financial Services, Inc.....................   6.66%     08/16/00      9,463         9,382,470
  Bradford & Bingley Building Society.......................   6.58%     08/07/00      6,000         5,959,424
  Bradford & Bingley Building Society.......................   6.65%     09/08/00     24,028        23,721,743
  Brahms Funding Corp.......................................   6.71%     07/28/00     15,000        14,924,569
  Centric Capital Corp......................................   6.65%     08/23/00      6,500         6,436,363
  Centric Capital Corp......................................   6.65%     09/13/00      6,250         6,164,566
  CIT Group, Inc............................................   6.62%     08/22/00     18,000        17,827,880
  Citicorp (a)..............................................   6.68%     07/03/00      2,000         2,000,000
  Citicorp..................................................   6.60%     08/17/00     25,000        24,784,584
  First Union Corp..........................................   5.63%     02/12/01      2,400         2,386,206

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B1

JUNE 30, 2000 (UNAUDITED)

                                                                                    PRINCIPAL
                                                              INTEREST   MATURITY    AMOUNT         VALUE
                                                                RATE       DATE       (000)        (NOTE 2)
                                                              --------   --------   ---------   --------------
COMMERCIAL PAPER (CONT'D.)
  Corporate Asset Funding Co., Inc..........................   6.63%     08/24/00    $ 8,000    $    7,920,440
  Countrywide Home Loan.....................................   6.71%     07/31/00     17,800        17,700,468
  CXC, Inc..................................................   6.73%     11/15/00     25,000        24,359,715
  Delaware Funding Corp.....................................   6.65%     07/25/00     12,676        12,619,803
  Duke Capital Corp.........................................   7.25%     07/05/00     10,000         9,991,945
  Edison Asset Securitization LLC...........................   6.65%     08/14/00     14,305        14,188,732
  Falcon Asset Securitization Corp..........................   6.60%     08/08/00        662           657,388
  Falcon Asset Securitization Corp..........................   6.62%     08/14/00      9,955         9,874,453
  Forrestal Funding Master Trust............................   6.63%     09/15/00     18,286        18,030,057
  Fortis Funding LLC........................................   6.75%     10/06/00     21,450        21,059,878
  General Electric Capital Corp.............................   6.55%     07/17/00      2,300         2,293,304
  General Electric Capital Corp.............................   6.55%     07/18/00      1,000           996,907
  General Electric Capital Corp.............................   6.65%     09/07/00      1,300         1,283,671
  GTE Corp..................................................   6.62%     07/05/00     20,000        19,985,289
  GTE Corp..................................................   6.62%     08/02/00     11,000        10,935,271
  Hartford Financial Service Group, Inc.....................   6.65%     07/14/00      4,000         3,990,395
  Hartford Financial Service Group, Inc.....................   6.62%     07/31/00      4,000         3,977,933
  Homeside Lending..........................................   6.60%     08/02/00      7,000         6,958,933
  Invensys PLC..............................................   7.30%     07/05/00     10,000         9,991,889
  Salomon Smith Barney Holdings, Inc........................   6.62%     09/11/00     11,378        11,227,355
  Santander Finance, Inc....................................   6.71%     11/14/00     34,000        33,138,138
  Santander Finance, Inc....................................   6.71%     11/15/00     20,000        19,489,294
  SBC Communications, Inc...................................   6.55%     07/12/00      2,700         2,694,596
  Sonoco Products Co........................................   7.05%     07/05/00     19,000        18,985,117
  Southern Co...............................................   6.75%     07/31/00      2,750         2,734,531
  Sweetwater Capita Corp....................................   6.67%     09/13/00      5,276         5,203,663
  Sweetwater Capita Corp....................................   6.67%     09/14/00      2,482         2,447,511
  Sweetwater Capita Corp....................................   6.67%     09/18/00      4,068         4,008,457
  Wells Fargo & Co..........................................   6.60%     07/18/00     13,500        13,457,925
                                                                                                --------------
                                                                                                   601,966,331
                                                                                                --------------
OTHER CORPORATE OBLIGATIONS -- 23.3%
  Abbey National Treasury Services, PLC.....................   6.24%     07/24/00     20,000        19,999,261
  Centex Home Mortgage (a)(b)...............................   6.79%     07/20/00      5,000         5,000,000
  CIT Group, Inc. (a).......................................   6.68%     10/16/00      4,000         3,994,236
  Commercial Credit Co......................................   5.75%     07/15/00      2,000         1,999,855
  Conseco Finance Vehicle Trust (a)(b)......................   6.81%     07/17/00      7,360         7,359,781
  Daimler Chrysler..........................................   6.53%     07/06/00     29,000        28,999,483
  Ford Motor Credit Corp. (a)...............................   6.73%     08/18/00     35,000        34,996,281
  Ford Motor Credit Corp. (a)...............................   6.77%     10/02/00     28,000        27,993,051
  Goldman Sachs Group L.P. (a)..............................   6.92%     09/15/00     45,000        45,000,000
  Restructured Asset Securities Enhanced Return (a)(b)......   6.74%     07/06/00     24,000        24,000,000
  Security Life of Denver (a)(b)............................   6.35%     07/12/00     15,000        15,000,000
  Short Term Repackaged Asset Trust (a)(b)..................   6.75%     07/18/00     12,000        12,000,000
  Strategic MM Tr 99-A (a)..................................   6.40%     07/13/00     27,000        27,000,000
  Travelers Group, Inc. (a)(b)..............................   6.30%     07/06/00      4,000         4,000,000
  US Bancorp (a)............................................   6.72%     07/20/00     14,265        14,263,445
                                                                                                --------------
                                                                                                   271,605,393
                                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS -- 1.3%
  Federal Home Loan Bank (a)................................   6.19%     07/19/00     15,000        14,994,120
                                                                                                --------------
TOTAL INVESTMENTS  -- 100.0%
  (amortized cost $1,166,676,459; (c)).......................................................    1,166,676,459
                                                                                                --------------
ASSETS IN EXCESS OF OTHER LIABILITIES........................................................          123,929
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%...................................................................   $1,166,800,388
                                                                                                ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B2

JUNE 30, 2000 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

   AG  Aktiengesellschaft (German Stock Company)

   PLC Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2000.

(b) Indicates a restricted security and deemed illiquid. The Aggregate cost and value of restricted securities $67,359,781 represents 5.8% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

   The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2000 was as follows:

      Commercial Banks............................................    43.8%
      Asset Backed Securities.....................................    15.0%
      Motor Vehicle Parts.........................................     7.9%
      Bank Holding Company U.S....................................     6.9%
      Security Brokers & Dealers..................................     4.8%
      Phone Company Communications................................     3.7%
      Metals......................................................     3.0%
      Life Insurance..............................................     2.5%
      Short Term Business Credit..................................     2.3%
      Mortgage Bankers............................................     2.1%
      Paperboard Mills............................................     1.6%
      Chemicals & Allied Products.................................     1.6%
      Federal Credit Agencies.....................................     1.3%
      Electrical Services.........................................     1.1%
      Fire & Marine Casualty Insurance............................     1.0%
      Electric & Equipment, Computer..............................     0.8%
      Accidental/Health Insurance.................................     0.4%
      Personal Credit Institution.................................     0.2%
                                                                     -----
                                                                     100.0%
      Other assets in excess of liabilities.......................     0.0%
                                                                     -----
                                                                     100.0%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B3

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 88.2%                                                                         PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS -- 87.9%                                   -------   -----------   -----------------   ---------   --------------
AEROSPACE -- 1.8%
  Boeing Co. ...........................................    A1             8.75%       08/15/21         $ 6,250    $    6,882,562
  Northrop Grumman Corp. ...............................   Baa3           7.875%       03/01/26           3,400         3,222,826
  Raytheon Co. .........................................   Baa2            6.45%       08/15/02           5,000         4,871,300
  Raytheon Co. .........................................   Baa2            6.50%       07/15/05           4,200         3,986,934
  United Technologies Corp. ............................    A2             7.50%       09/15/29           3,200         3,150,000
                                                                                                                   --------------
                                                                                                                       22,113,622
                                                                                                                   --------------
AIRLINES -- 1.4%
  Continental Airlines, Inc. ...........................    Aa3           7.461%       04/01/15           5,104         4,886,677
  United Airlines, Inc. ................................   Baa3           10.67%       05/01/04           7,000         7,120,330
  United Airlines, Inc. ................................   Baa3           11.21%       05/01/14           5,000         5,154,400
                                                                                                                   --------------
                                                                                                                       17,161,407
                                                                                                                   --------------
ASSET BACKED SECURITIES -- 3.2%
  Advanta Mortgage Loan Trust, Series 1994-3............    Aaa            8.49%       01/25/26           7,014         7,010,719
  California Infrastructure PG&E, Series 1997-1.........    Aaa            6.32%       09/25/05           4,000         3,908,125
  Citibank Credit Card Master Trust.....................    Aaa            6.10%       05/15/08          12,500        11,703,125
  MBNA Corp., Series 1999-B ............................    Aaa            5.90%       08/15/11          17,900        16,201,614
                                                                                                                   --------------
                                                                                                                       38,823,583
                                                                                                                   --------------
AUTO/EQUIPMENT RENTAL -- 0.1%
  Hertz Corp. ..........................................    A3             8.25%       06/01/05             750           765,600
                                                                                                                   --------------
AUTOMOBILES & TRUCKS -- 0.6%
  Ford Motor Co. .......................................    A2             7.45%       07/16/31           2,300         2,175,179
  Navistar International Corp. .........................   Baa3            7.00%       02/01/03           3,500         3,342,500
  Navistar International Corp. .........................    Ba2            8.00%       02/01/08           1,350         1,238,625
                                                                                                                   --------------
                                                                                                                        6,756,304
                                                                                                                   --------------
BANKS & FINANCIAL SERVICES -- 5.2%
  Bayerische Landesbank Girozentrale, (Germany).........    Aaa           5.875%       12/01/08           7,800         6,938,568
  Chase Manhattan Corp. ................................    A1            7.875%       06/15/10           1,000           998,000
  Chase Manhattan Corp. ................................    A1            6.375%       04/01/08           5,770         5,335,461
  International Bank for Reconstruction & Development
    (Supranational) ....................................    Aaa          12.375%       10/15/02             750           834,540
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       04/01/04          13,245        12,640,895
  Lehman Brothers Holdings, Inc. .......................    A3            6.375%       05/07/02             560           546,829
  Lehman Brothers Holdings, Inc. .......................    A3            6.625%       02/05/06           3,685         3,443,227
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ..........    Aa3           6.922%       06/24/03          15,000        14,985,000
  Okobank (Japan).......................................    A2           7.2975%       09/29/49           5,000         4,935,000
  PaineWebber Group, Inc. ..............................   Baa1            6.45%       12/01/03           5,000         4,763,400
  Salomon, Inc. ........................................    Aa3            6.65%       07/15/01           7,000         6,945,120
  Salomon, Inc. ........................................    Aa3           6.125%       01/15/03             500           483,305
                                                                                                                   --------------
                                                                                                                       62,849,345
                                                                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.6%
  Cho Hung Bank.........................................    B1            11.50%       04/01/10           3,250         3,128,125
  Cho Hung Bank.........................................    B1           11.875%       04/01/10           3,250         3,128,125
  Compass Bancshares, Inc. .............................    A1             8.10%       08/15/09           4,800         4,642,512
  Dresdner Funding Trust................................    A1            8.151%       06/30/31           7,600         6,634,800
  Hanvit Bank...........................................    B1            12.75%       03/01/10           6,550         6,484,500
  Kansallis-Osake-Pankki (Finland)......................    A1            10.00%       05/01/02           5,000         5,205,650
  KBC Bank Funding......................................    A1             9.86%       11/29/49           5,000         5,116,000
  National Australia Bank, (Australia)..................    A1             6.40%       12/10/07           3,700         3,649,125
  Sanwa Finance Aruba A.E.C.............................   Baa1            8.35%       07/15/09           4,640         4,619,399
  Sovereign Bancorp.....................................    Ba3           10.25%       05/15/04           1,325         1,306,569
  Sovereign Bancorp.....................................    Ba3           10.50%       11/15/06           2,295         2,295,000
  Washington Mutual, Inc. ..............................    A3             7.50%       08/15/06          10,000         9,703,800
                                                                                                                   --------------
                                                                                                                       55,913,605
                                                                                                                   --------------
BEVERAGES -- 0.1%
  Embotelladora Andina S A..............................   Baa1           7.875%       10/01/97           1,250           963,000
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B4

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.4%
  British Sky Broadcasting, Inc. .......................   Baa3           6.875%       02/23/09         $ 1,975    $    1,735,057
  Cox Enterprises, Inc. ................................   Baa1           6.625%       06/14/02           3,200         3,146,720
  CSC Holdings, Inc. ...................................    Ba1            7.25%       07/15/08           3,400         3,143,130
  CSC Holdings, Inc. ...................................    Ba1           7.875%       12/15/07           1,490         1,441,620
  Rogers Cablesystems, Inc. (Canada)....................    Ba1           10.00%       03/15/05           4,000         4,090,000
  Tele-Communications, Inc..............................    A2             6.34%       02/01/12           3,500         3,443,650
                                                                                                                   --------------
                                                                                                                       17,000,177
                                                                                                                   --------------
COMPUTERS -- 1.0%
  Hewlett Packard Company...............................    Aa2            7.15%       06/15/05           5,000         5,000,000
  International Business Machine Corp. .................    A1             5.50%       01/15/09           5,000         4,457,850
  International Business Machine Corp. .................    A1            5.625%       04/12/04           3,000         2,854,830
                                                                                                                   --------------
                                                                                                                       12,312,680
                                                                                                                   --------------
CONSUMER PRODUCTS -- 0.1%
  Fortune Brands........................................    A2            7.125%       11/01/04           1,050         1,019,235
                                                                                                                   --------------
CONTAINERS & PACKAGING -- 0.6%
  Owen-Illinois, Inc. ..................................    Ba1            7.85%       05/15/04           5,244         5,020,239
  Pactiv Corp. .........................................   Baa3            7.95%       12/15/25           2,000         1,794,060
                                                                                                                   --------------
                                                                                                                        6,814,299
                                                                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tyco Int'l Group SA...................................   Baa1           6.875%       01/15/29           3,350         2,829,980
  Xerox Cap Europe PLC..................................    A3             5.75%       05/15/02           4,960         4,776,480
                                                                                                                   --------------
                                                                                                                        7,606,460
                                                                                                                   --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrod, Inc. ....................................   Baa2            6.30%       03/15/11           3,500         3,447,500
  Monsanto Corp. .......................................    A1             6.50%       12/01/18           1,015           894,743
  Monsanto Corp. .......................................    A1             6.75%       12/15/27           2,415         2,166,424
                                                                                                                   --------------
                                                                                                                        6,508,667
                                                                                                                   --------------
FINANCIAL SERVICES -- 6.0%
  Bombardier Capital, Inc. M.T.N........................    A3             7.30%       12/15/02           5,000         4,955,000
  Calair Capital Corp. .................................    Ba2           8.125%       04/01/08           2,700         2,322,000
  Capital One Financial Corp. ..........................   Baa2            7.08%       10/30/01           5,000         4,924,650
  Capital One Financial Corp. ..........................   Baa3            7.25%       05/01/06           2,100         1,921,500
  Chrysler Financial Corp. .............................    A1             5.25%       10/22/01          10,400        10,116,392
  Ford Motor Credit Co. ................................    A2            7.375%       10/28/09           1,600         1,547,632
  Gatx Capital Corp.....................................   Baa2            7.75%       12/01/06           3,000         2,805,000
  General Motors Acceptance Corp. ......................    A2             5.75%       11/10/03          10,000         9,468,500
  Heller Financial, Inc. ...............................    A3            6.000%       03/19/04           2,900         2,713,936
  HSBC Capital Funding LP...............................    A1           10.176%       12/31/49           6,000         6,450,000
  HVB Funding Trust.....................................    NR            9.000%       10/22/31           6,000         5,694,600
  International Lease Finance Corp. ....................    A1            5.900%       03/12/03           6,000         5,760,000
  RBF Finance Co. ......................................    Ba3          11.375%       03/15/09           1,270         1,371,600
  Sakura Cap Funding Cayman.............................    Ba2           7.040%       09/29/49           5,000         4,850,000
  The CIT Group, Inc. ..................................    A1            5.500%       10/15/01           8,045         7,843,231
                                                                                                                   --------------
                                                                                                                       72,744,041
                                                                                                                   --------------
FOOD & BEVERAGE -- 0.4%
  Archer-Daniels-Midland Co. ...........................    A1            6.625%       05/01/29           4,700         3,938,365
  Comunidad Andaluic....................................    Aa3           7.250%       10/01/29             540           519,048
                                                                                                                   --------------
                                                                                                                        4,457,413
                                                                                                                   --------------
FOREST PRODUCTS -- 2.0%
  International Paper Co. ..............................   Baa1            8.00%       07/08/03          16,000        16,083,680
  Scotia Pacific Co. ...................................   Baa2           7.710%       01/20/14          12,200         8,357,000
                                                                                                                   --------------
                                                                                                                       24,440,680
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B5

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ........................    Ba2           6.910%       06/15/05         $ 2,435    $    2,209,762
  Tenet Healthcare Corp. ...............................    Ba1           7.875%       01/15/03           1,825         1,774,813
                                                                                                                   --------------
                                                                                                                        3,984,575
                                                                                                                   --------------
INDUSTRIALS -- 0.5%
  Compania Sud Americana De Vapores.....................    NR            7.375%       12/08/03           2,000         1,920,000
  Rockwell International Corp. .........................    A1            5.200%       01/15/98           6,500         4,071,990
                                                                                                                   --------------
                                                                                                                        5,991,990
                                                                                                                   --------------
INSURANCE -- 1.3%
  Allstate Corp. .......................................    A1            7.200%       12/01/09             900           860,328
  Conseco, Inc. ........................................    Ba1           8.500%       10/15/02           6,875         5,087,500
  Nationwide CSN Trust..................................    A1            9.875%       02/15/25           5,000         4,990,000
  Reliaster Financial Corp. ............................    A3            6.625%       09/15/03           5,000         4,844,000
                                                                                                                   --------------
                                                                                                                       15,781,828
                                                                                                                   --------------
INVESTMENT BANKING -- 1.1%
  Morgan Stanley Dean Witter & Co. .....................    Aa3           5.625%       04/12/02           5,450         5,293,149
  Morgan Stanley Dean Witter & Co. .....................    Aa3           7.125%       01/15/03           2,830         2,811,860
  Morgan Stanley Dean Witter & Co. .....................    Aa3            7.75%       06/15/05           5,000         4,999,500
                                                                                                                   --------------
                                                                                                                       13,104,509
                                                                                                                   --------------
LEISURE -- 1.9%
  Harrahs Operating Co., Inc. ..........................    Ba2           7.875%       12/15/05             290           272,600
  HMH Properties........................................    Ba2           7.875%       08/01/05           1,970         1,861,650
  ITT Corp. ............................................    Ba1            6.75%       11/15/03           7,000         6,568,870
  Park Place Entertainment..............................    Ba2           7.875%       12/15/05           2,265         2,129,100
  Park Place Entertainment..............................    Ba2           9.375%       02/15/07             740           740,000
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.00%       10/15/07           8,000         6,752,480
  Royal Caribbean Cruises Ltd. .........................   Baa2            7.25%       08/15/06           5,000         4,425,050
                                                                                                                   --------------
                                                                                                                       22,749,750
                                                                                                                   --------------
MEDIA -- 3.9%
  Liberty Media Group...................................   Baa3            8.25%       02/01/30           5,000         4,604,050
  News America Holding, Inc. ...........................   Baa3           6.703%       05/21/34          22,000        20,934,760
  Paramount Communications, Inc. .......................   Baa1            7.50%       01/15/02           5,000         4,983,650
  Turner Broadcasting Systems Inc. .....................   Baa3            7.40%       02/01/04          13,500        13,086,090
  United News & Media PLC...............................   Baa2            7.25%       07/01/04           2,000         1,931,200
  United News & Media PLC...............................   Baa2            7.75%       07/01/09           1,000           947,700
                                                                                                                   --------------
                                                                                                                       46,487,450
                                                                                                                   --------------
OIL & GAS -- 3.9%
  Amerada Hess Corp. ...................................   Baa1           7.375%       10/01/09             600           583,134
  Amerada Hess Corp. ...................................   Baa1           7.875%       10/01/29           1,600         1,564,496
  Atlantic Richfield Co. ...............................    Aa2            5.55%       04/15/03           3,700         3,567,096
  Atlantic Richfield Co. ...............................    Aa2            5.90%       04/15/09           6,770         6,173,089
  B.J. Services Co. ....................................   Baa2            7.00%       02/01/06           5,000         4,795,950
  Eott Energy Partners LP...............................    Ba2           11.00%       10/01/09           1,960         1,989,400
  K N Energy, Inc. .....................................   Baa2            6.30%       03/01/21          15,000        14,883,900
  K N Energy, Inc. .....................................   Baa2            6.45%       11/30/01           4,500         4,407,300
  Limestone Electron Trust..............................   Baa3           8.625%       03/15/03           6,000         6,058,080
  Phillips Petroleum Company............................   Baa2            8.50%       05/25/05           2,550         2,634,354
                                                                                                                   --------------
                                                                                                                       46,656,799
                                                                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.3%
  Parker & Parsley Petroleum Co. .......................    Ba2           8.875%       04/15/05           1,505         1,468,143
  Seagull Energy Corp. .................................    Ba1           7.875%       08/01/03           1,830         1,775,100
                                                                                                                   --------------
                                                                                                                        3,243,243
                                                                                                                   --------------
PHOTOGRAPHY -- 0.2%
  Eastman Kodak Company M.T.N...........................    A2             7.25%       06/15/05           2,500         2,490,750
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B6

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
PRINTING & PUBLISHING -- 0.2%
  World Color Press, Inc. ..............................   Baa3            7.75%       02/15/09         $ 2,075    $    1,893,438
  World Color Press, Inc. ..............................   Baa3           8.375%       11/15/08           1,000           940,000
                                                                                                                   --------------
                                                                                                                        2,833,438
                                                                                                                   --------------
RAILROADS -- 0.3%
  Norfolk Southern Corp. ...............................   Baa1            6.95%       05/01/02           1,650         1,627,148
  Union Pacific Corp. ..................................   Baa3            7.95%       04/15/29           2,100         2,082,696
                                                                                                                   --------------
                                                                                                                        3,709,844
                                                                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.8%
  ERP Operating L.P. ...................................    A3             6.63%       04/13/15           3,900         3,666,234
  ERP Operating L.P. ...................................    A3             7.10%       06/23/04           1,500         1,454,640
  HRPT Properties Trust.................................   Baa2           7.521%       07/09/07           5,000         5,000,000
                                                                                                                   --------------
                                                                                                                       10,120,874
                                                                                                                   --------------
RETAIL -- 2.1%
  Federated Department Stores, Inc. ....................   Baa1           8.125%       10/15/02           5,250         5,302,605
  Federated Department Stores, Inc. ....................   Baa1            8.50%       06/15/03          10,200        10,293,534
  Kmart Corp. ..........................................   Baa3            9.78%       01/05/20           3,850         3,557,169
  Kroger Co., (The).....................................   Baa3           6.375%       03/01/08           6,600         5,941,980
                                                                                                                   --------------
                                                                                                                       25,095,288
                                                                                                                   --------------
TELECOMMUNICATIONS -- 7.9%
  AT&T Canada, Inc. (Canada)............................   Baa3            7.65%       09/15/06           1,600         1,590,960
  TeleCommunications, Inc. .............................    Ba1          10.125%       04/15/22           6,300         7,608,447
  Deutsche Telekom International........................    Aa2            7.75%       06/15/05           8,100         8,140,500
  Deutsche Telekom International........................    Aa2            8.00%       06/15/10           5,000         5,035,000
  Deutsche Telekom International........................    Aa2            8.25%       06/15/30           7,500         7,575,750
  Electric Lightwave, Inc. .............................    A2             6.05%       05/15/04           3,300         3,073,125
  Global Crossing Holdings, Ltd. .......................    Ba2           9.125%       11/15/06           4,400         4,235,000
  LCI International, Inc. ..............................   Baa1            7.25%       06/15/07          11,125        10,533,484
  Qwest Communications, Inc.............................   Baa1            7.50%       11/01/08           3,150         3,039,750
  Rogers Cantel, Inc. ..................................   Baa3           9.375%       06/01/08           2,350         2,420,500
  Sprint Corp. .........................................   Baa1            5.70%       11/15/03          12,000        11,319,360
  Sprint Corp. .........................................   Baa1           6.875%       11/15/28           2,500         2,173,175
  Sprint Corp. .........................................   Baa2           7.625%       06/10/02           5,000         5,005,500
  Telecom De Puerto Rico................................   Baa2            6.65%       05/15/06           6,800         6,315,500
  Telecom De Puerto Rico................................   Baa2            6.80%       05/15/09           5,700         5,208,375
  U.S. West Cap. Funding, Inc. .........................   Baa1           6.875%       08/15/01           5,000         4,974,000
  Williams Communications Group, Inc. ..................    B2            10.70%       10/01/07           2,000         1,990,000
  Worldcom, Inc. .......................................    A3             6.95%       08/15/28           6,300         5,549,670
                                                                                                                   --------------
                                                                                                                       95,788,096
                                                                                                                   --------------
UTILITIES -- 11.3%
  AES Corp. ............................................    Ba1            9.50%       06/01/09           4,905         4,806,900
  Calenergy Co., Inc. ..................................   Baa3            6.96%       09/15/03           8,000         7,802,640
  Calenergy Co., Inc. ..................................   Baa3            7.23%       09/15/05           5,000         4,862,250
  Calpine Corp. ........................................    Ba1           10.50%       05/15/06           4,060         4,242,700
  CMS Energy Corp.......................................    Ba3            6.75%       01/15/04           4,500         4,185,000
  CMS Energy Corp. .....................................    Ba3            8.00%       07/01/11           4,500         4,417,200
  Cogentrix Energy, Inc. ...............................    Ba1            8.75%       10/15/08          10,000         9,650,000
  Commonwealth Edison Co. ..............................   Baa2           7.625%       01/15/07           7,525         7,342,218
  Connecticut Light & Power Co. ........................   Baa3            7.75%       06/01/02           5,685         5,703,078
  Edison Mission Energy.................................    A3             7.73%       06/15/09           3,200         3,120,512
  El Paso Electric Company..............................   Baa3            9.40%       05/01/11           4,000         4,244,560
  El Paso Energy Corp. .................................   Baa2           6.625%       07/15/01           3,800         3,766,636
  Hydro-Quebec..........................................    A2             8.00%       02/01/13           1,850         1,923,963
  Hydro-Quebec..........................................    A2            7.500%       04/01/16             500           497,680
  Hydro-Quebec..........................................    A2            9.400%       02/01/21           3,925         4,631,147
  Illinois Power Co. ...................................    Aaa            5.38%       06/25/07          15,000        14,001,450
  Niagara Mohawk Power..................................   Baa2           6.875%       04/01/03           4,000         3,909,080
  Niagara Mohawk Power..................................   Baa2           7.375%       08/01/03           8,000         7,888,240
  Niagara Mohawk Power..................................   Baa2            8.00%       06/01/04           5,000         5,025,350
  Osprey Trust..........................................   Baa2            8.31%       01/15/03          16,000        16,054,400

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B7

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
LONG-TERM BONDS (CONTINUED)                                -------   -----------   -----------------   ---------   --------------
UTILITIES (CONT'D.)
  PSEG Energy Holdings, Inc. ...........................    Ba1           10.00%       10/01/09         $ 2,605    $    2,637,563
  Sonat, Inc. ..........................................   Baa2           7.625%       07/15/11           5,100         4,981,425
  Texas Utilities.......................................   Baa3            5.94%       10/15/01          10,000         9,784,600
  Utilicorp United Inc. ................................   Baa3            7.00%       07/15/04           1,280         1,222,566
  Utilicorp United, Inc. ...............................   Baa3           7.625%       11/15/09             700           660,009
                                                                                                                   --------------
                                                                                                                      137,361,167
                                                                                                                   --------------
WASTE MANAGEMENT -- 0.7%
  Allied Waste Industries, Inc. ........................    Ba3           7.625%       01/01/06           1,540         1,347,500
  Waste Management, Inc. ...............................    Ba1           6.125%       07/15/01           7,000         6,760,040
                                                                                                                   --------------
                                                                                                                        8,107,540
                                                                                                                   --------------
U.S. GOVERNMENT AGENCY AND OBLIGATIONS -- 15.4%
  United States Treasury Bond (a).......................                  8.125%       08/15/21          66,700        81,488,724
  United States Treasury Bond...........................                   9.00%       11/15/18           7,300         9,479,707
  United States Treasury Bond...........................                  6.125%       08/15/29          22,714        22,941,140
  United States Treasury Bond...........................                   6.75%       08/15/26           9,800        10,545,682
  United States Treasury Bond...........................                 13.875%       05/15/11           4,150         5,629,101
  United States Treasury Note...........................                   6.50%       02/15/10          31,445        32,521,048
  United States Treasury Note...........................                   6.50%       05/31/02           4,715         4,720,893
  United States Treasury Note...........................                   6.50%       10/15/06           1,825         1,846,955
  United States Treasury Strips.........................             zero coupon       05/15/20          36,500        10,819,695
  United States Treasury Strips.........................             zero coupon       11/15/15          16,446         6,378,088
                                                                                                                   --------------
                                                                                                                      186,371,033
                                                                                                                   --------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association.................                   6.50%       12/31/99          20,000        19,279,600
  Federal National Mortgage Association.................                   9.00%   05/01/17-09/01/21        237           193,572
  Government National Mortgage Association..............                   7.50%   05/20/02-01/15/26      4,987         4,959,455
                                                                                                                   --------------
                                                                                                                       24,432,627
                                                                                                                   --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Province of Saskatchewan (Canada).....................    A2            9.125%       02/15/21           3,000         3,468,090
  Quebec Province (Canada)..............................    A2            7.125%       02/09/24           2,650         2,503,137
  Republic of Argentina (Argentina).....................    BBB (b)       0.010%       10/15/01           5,000         4,300,000
  Republic of Panama (Panama)...........................    Ba1           7.875%       02/13/02           8,000         7,840,000
  Republic of Philippines (Philippines).................    Ba1           8.875%       04/15/08           3,200         2,880,000
  United Mexican States (Mexico)........................   Baa3           7.312%       12/31/19           2,100         2,063,250
  United Mexican States (Mexico)........................   Baa3           7.602%       12/31/19           4,200         4,126,500
  United Mexican States (Mexico)........................   Baa3           7.800%       12/31/19           5,900         5,796,750
  United Mexican States (Mexico)........................   Baa3           9.875%       02/01/10           7,500         7,762,500
  United Mexican States (Mexico)........................   Baa3          10.375%       02/17/09           9,500        10,212,500
                                                                                                                   --------------
                                                                                                                       50,952,727
                                                                                                                   --------------
TOTAL LONG-TERM BONDS
  (cost $1,096,849,061).........................................................................................    1,063,513,646
                                                                                                                   --------------
                                                                                                        SHARES
                                                                                                       ---------
PREFERRED STOCK -- 0.3%
  Centaur Funding Corp. (cost $4,323,180) ..........................................................      4.323         3,997,350
                                                                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,101,172,241).........................................................................................    1,067,510,996
                                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B8

JUNE 30, 2000 (UNAUDITED)

                                                                                                       PRINCIPAL
                                                           MOODY'S    INTEREST         MATURITY         AMOUNT         VALUE
                                                           RATING       RATE             DATE            (000)        (NOTE 2)
                                                           -------   -----------   -----------------   ---------   --------------
SHORT-TERM INVESTMENTS -- 12.2%
OTHER CORPORATE OBLIGATIONS -- 9.4%
  Arkla Inc., M.T.N. ...................................   Baa1            9.32%       12/18/00         $ 2,000    $    2,013,380
  Burlington Northern Santa Fe Corp. ...................   Baa2            6.05%       03/15/01           8,000         7,958,640
  Camden Property Trust.................................   Baa2            7.23%       10/30/00           5,000         4,991,000
  Comdisco, Inc. .......................................   Baa1            6.32%       11/27/00          10,000         9,954,400
  El Paso Electric Company..............................   Baa3            7.75%       05/01/01           5,850         5,840,581
  ERP Operating L.P. ...................................    BBB (b)        6.15%       09/15/00          15,000        14,962,500
  Ford Motor Credit Co. ................................    A2             5.75%       01/25/01           4,000         3,964,880
  Fort James Corp. .....................................   Baa2           6.234%       03/15/01           5,000         4,954,650
  Goldman Sachs Group, Inc. ............................    A1             5.56%       01/11/01           4,200         4,164,720
  GTE Corp. ............................................    A2            9.375%       12/01/00           6,250         6,308,437
  ICI Wilmington, Inc. .................................   Baa1            9.50%       11/15/00           3,500         3,522,435
  ITT Corp. ............................................    Ba1            6.25%       11/15/00           4,250         4,210,942
  Kroger Co., (The) ....................................   Baa3            6.34%       06/01/01           6,500         6,386,250
  Norfolk Southern Corp. ...............................   Baa1           6.875%       05/01/01           4,500         4,469,355
  Raytheon Co. .........................................   Baa2            5.95%       03/15/01           6,500         6,424,145
  Salomon, Inc. ........................................    Aa3            6.59%       02/21/01           3,500         3,484,355
  Seagram (J.) & Sons...................................   Baa3            5.79%       04/15/01          11,500        11,343,600
  TRW, Inc. ............................................   Baa1            6.45%       06/15/01           9,200         9,062,000
                                                                                                                   --------------
  (cost $114,992,761)...........................................................................................      114,016,270
                                                                                                                   --------------
REPURCHASE AGREEMENT -- 2.8%
  Joint Repurchase Agreement Account (cost $34,236,000)
    (Note 5)......................................................        6.492%       07/03/00          34,236        34,236,000
                                                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $149,228,761)...........................................................................................      148,252,270
                                                                                                                   --------------
TOTAL INVESTMENTS BEFORE INVESTMENT SOLD SHORT -- 100.4%
  (cost $1,250,401,002; Note 6).................................................................................    1,215,763,266
                                                                                                                   --------------
INVESTMENT SOLD SHORT -- (0.7%)
  United States Treasury Note (proceeds
    $8,251,875 -- Note 2)...............................    Aaa            6.75%       05/15/05          (8,100)       (8,288,568)
                                                                                                                   --------------
  TOTAL INVESTMENTS, NET OF INVESTMENT SOLD SHORT -- 99.7%......................................................    1,207,474,698
  Variation margin on open futures contracts (c)................................................................          (27,344)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...................................................................        3,336,122
                                                                                                                   --------------
TOTAL NET ASSETS -- 100.0%......................................................................................   $1,210,783,476
                                                                                                                   ==============

The following abbreviations are used in portfolio descriptions:

   L.P.    Limited Partnership
   M.T.N.  Medium Term Note
   PLC     Public Limited Company (British Corporation)
   S.A.    Sociedad Anonime (Spanish Corporation) or Societe Anonyme
           (French Corporation)
   NR      Not Rated by Moody's or Standard & Poor's

(a) Security, or portion thereof, segregated as collateral for futures contracts

(b) Standard & Poor's Rating.

(c) Open Futures contracts as of June 30, 2000 are as follows:

  NUMBER OF                          EXPIRATION    VALUE AT       VALUE AT
  CONTRACTS            TYPE             DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long position:
     175        U.S. Treasury Bond    Sep 00      $17,040,625    $17,035,156      $(5,469)
                                                                                  =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B9

                           GOVERNMENT INCOME PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

                                                                                             PRINCIPAL
                                                              INTEREST       MATURITY         AMOUNT        VALUE
                                                                RATE           DATE            (000)       (NOTE 2)
LONG-TERM INVESTMENTS -- 95.6%                                --------   -----------------   ---------   ------------
ASSET BACKED SECURITIES -- 3.5%
  Team Fleet Financing Corp. ...............................    7.35%        05/15/03        $ 10,000    $  9,950,000
                                                                                                         ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.5%
  Bear Stearns Commercial Mortgage..........................    7.64%        02/15/32           2,962       2,989,303
  Federal Home Loan Mortgage Corp. .........................    6.00%        12/15/08           5,273       5,068,239
  Federal National Mortgage Association.....................    6.00%        06/25/08           3,156       2,962,297
  Federal National Mortgage Association.....................    6.25%        11/25/21           5,000       4,818,750
  Mortgage Capital Funding, Inc. ...........................    6.33%        10/18/07           2,931       2,815,508
                                                                                                         ------------
                                                                                                           18,654,097
                                                                                                         ------------
MORTGAGE PASS-THROUGHS -- 24.2%
  Federal National Mortgage Association.....................    6.50%        12/31/99          18,000      17,351,640
  Federal National Mortgage Association.....................    7.50%    02/01/02-10/01/12     10,271      10,270,434
  Federal National Mortgage Association.....................    8.00%    03/01/22-05/01/26        641         645,688
  Federal National Mortgage Association.....................    9.00%    02/01/25-04/01/25      3,102       3,193,958
  Government National Mortgage Association..................    7.00%    03/15/23-12/15/23      9,810       9,574,032
  Government National Mortgage Association..................    7.50%    12/15/25-02/15/26     10,435      10,378,886
  Government National Mortgage Association..................    8.00%    05/15/22-12/15/24     10,403      10,549,610
  Government National Mortgage Association..................    8.50%    09/15/24-04/15/25      6,905       7,077,934
                                                                                                         ------------
                                                                                                           69,042,182
                                                                                                         ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 61.4%
  Federal Farm Credit Bank..................................    5.90%        01/10/05           5,000       4,779,700
  Federal Home Loan Bank....................................    5.75%        10/15/07          15,000      14,671,875
  Federal Home Loan Mortgage Corp. .........................    7.36%        06/05/07          15,000      14,653,050
  Federal National Mortgage Association.....................     Zero        02/15/06          15,364      10,716,390
  Federal National Mortgage Association.....................    6.06%        05/21/03          30,000      29,118,600
  Small Business Administration Participation
    Certificates............................................    6.00%        09/01/18           7,384       6,780,976
  Small Business Administration Participation
    Certificates............................................    6.85%        07/01/17           4,323       4,164,393
  Small Business Administration Participation
    Certificates............................................    7.15%        01/01/17          16,019      15,695,102
  Small Business Administration Participation
    Certificates............................................    7.20%        10/01/16          17,167      16,863,294
  United States Treasury Bonds..............................     Zero        05/15/17          13,100       4,650,762
  United States Treasury Bonds(b)...........................   8.125%        08/15/19          43,500      52,587,585
  United States Treasury Notes..............................    6.75%        05/15/05             715         731,645
                                                                                                         ------------
                                                                                                          175,413,372
                                                                                                         ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $279,699,654).................................................................................    273,059,651
                                                                                                         ------------

SHORT-TERM INVESTMENTS -- 11.9%
ASSET BACKED SECURITIES -- 1.4%
  Westpac Securitisation Trust, Ser. 1998-1G (Australia)....    6.42%        07/19/00           3,969(a)    3,959,436
                                                                                                         ------------
COMMERCIAL PAPER -- 5.3%
  Black Forest Corp. .......................................    6.58%        07/17/00           2,600       2,592,397
  Centric Capital Corp. ....................................    6.57%        07/17/00           2,800       2,791,824
  Clipper Receivables Corp. ................................    6.57%        07/17/00           2,800       2,791,824
  Old Line Funding Corp. ...................................    6.60%        07/13/00           1,293       1,290,155
  Sweetwater Capital........................................    6.58%        07/17/00           2,800       2,791,812
  Wood Street Funding Corp. ................................    6.56%        07/17/00           2,800       2,791,836
                                                                                                         ------------
                                                                                                           15,049,848
                                                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B10

JUNE 30, 2000 (UNAUDITED)

                                                                                             PRINCIPAL
                                                              INTEREST       MATURITY         AMOUNT        VALUE
                                                                RATE           DATE            (000)       (NOTE 2)
SHORT-TERM INVESTMENTS (CONTINUED)                            --------   -----------------   ---------   ------------
REPURCHASE AGREEMENTS -- 5.2%
  Joint Repurchase Agreement Account........................    6.49%        07/03/00        $ 14,963    $ 14,963,000
                                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $33,972,284)..................................................................................     33,972,284
                                                                                                         ------------
TOTAL INVESTMENTS -- 107.5%
  (amortized cost $313,671,938; Note 6)...............................................................    307,031,935
                                                                                                         ------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (c)........................................................        (64,328)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5)%.......................................................    (21,282,806)
                                                                                                         ------------
TOTAL NET ASSETS -- 100.0%............................................................................   $285,684,801
                                                                                                         ============

(a) US$ Denominated Foreign Bonds
(b) Security segregated as collateral for futures contracts
(c) Open futures contracts as of June 30, 2000 were as follows:

      NUMBER OF                             EXPIRATION    VALUE AT       VALUE AT      APPRECIATION/
      CONTRACTS               TYPE             DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long Position:
  250                  U.S. Treasury 30yr     Sep 00     24,277,563     24,335,938        $58,375
Short Position:
  231                  U.S. Treasury 30yr     Sep 00     22,741,680     22,749,891        $(8,211)
                                                                                          -------
                                                                                          $50,164
                                                                                          =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B11

                         CONSERVATIVE BALANCED PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 82.2%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS -- 48.8%                 ----------   --------------
ADVERTISING
  Young & Rubicam, Inc. .............      10,800   $      617,625
                                                    --------------
AEROSPACE -- 0.5%
  Boeing Co. ........................     135,000        5,644,688
  GenCorp, Inc. .....................      30,100          240,800
  General Dynamics Corp.(b) .........      30,700        1,604,075
  Goodrich (B.F.) Co. ...............      16,200          551,813
  Honeywell Inc. ....................     122,912        4,140,598
  Lockheed Martin Corp. .............      60,200        1,493,713
  Northrop Grumman Corp. ............      11,200          742,000
  Parker-Hannifin Corp. .............      20,010          685,343
  Raytheon Co. (Class "B" Stock) ....      52,300        1,006,775
  United Technologies Corp. .........      71,400        4,203,675
                                                    --------------
                                                        20,313,480
                                                    --------------
AIRLINES -- 0.1%
  AMR Corp. .........................      24,000          634,500
  Delta Air Lines, Inc. .............      20,600        1,041,588
  Southwest Airlines Co. ............      78,200        1,480,912
  US Airways Group, Inc.(a) .........      11,100          432,900
                                                    --------------
                                                         3,589,900
                                                    --------------
APPAREL
  Nike, Inc. (Class "B" Stock) ......      41,800        1,664,162
  Reebok International Ltd.(a) ......      10,200          162,563
                                                    --------------
                                                         1,826,725
                                                    --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Cummins Engine Co., Inc. ..........       7,200          196,200
  Dana Corp. ........................      25,000          529,688
  Delphi Automotive Systems Corp. ...      86,252        1,256,045
  Ford Motor Co. ....................     189,500        8,148,500
  General Motors Corp. ..............      80,191        4,656,090
  Genuine Parts Co. .................      30,700          614,000
  Navistar International Corp.(a) ...       8,800          273,350
  PACCAR, Inc. ......................      13,900          551,656
  Titan International, Inc. .........      48,650          258,453
  TRW, Inc. .........................      20,500          889,187
  Visteon Corp.(a) ..................      24,812          300,843
                                                    --------------
                                                        17,674,012
                                                    --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  AmSouth Bancorporation ............      58,100          915,075
  Banc One Corp. ....................     174,082        4,624,053
  Bank of New York Co., Inc. ........     114,200        5,310,300
  BankAmerica Corp. .................     263,061       11,311,623
  BB&T Corp. ........................      54,200        1,294,025
  Charter One Financial, Inc. .......       5,000          115,000
  Chase Manhattan Corp. .............     192,200        8,853,212
  Comerica, Inc. ....................      26,100        1,171,237
  First Union Corp. .................     153,500        3,808,719
  Firstar Corp. .....................     147,438        3,105,413
  Golden West Financial Corp. .......      27,900        1,138,669
  Huntington Bancshares, Inc. .......      40,760          644,518
  KeyCorp ...........................      68,300        1,203,787
  Mellon Financial Corp. ............      79,100        2,882,206
  National City Corp. ...............      89,500        1,527,094
  Northern Trust Corp. ..............      32,400        2,108,025
  Old Kent Financial Corp. ..........      24,150          646,013
  PNC Bank Corp. ....................      44,300        2,076,562
  Providian Financial Corp. .........      21,550        1,939,500
  SouthTrust Corp. ..................      28,400          642,550

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Summit Bancorp(b) .................      29,600   $      728,900
  SunTrust Banks, Inc. ..............      45,900        2,097,056
  U.S. Bancorp ......................     110,400        2,125,200
  Union Planters Corp. ..............      23,800          664,913
  Wachovia Corp.(b) .................      30,900        1,676,325
  Wells Fargo & Co. .................     256,500        9,939,375
                                                    --------------
                                                        72,549,350
                                                    --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc. .....................      24,500          643,125
  Lexmark International Group,
    Inc. ............................      19,433        1,306,869
  Molex, Inc. .......................      30,800        1,482,250
  Omnicom Group, Inc. ...............      27,200        2,422,500
                                                    --------------
                                                         5,854,744
                                                    --------------
CHEMICALS -- 0.5%
  Air Products & Chemicals, Inc. ....      34,400        1,059,950
  Dow Chemical Co. ..................     102,700        3,100,256
  Du Pont (E.I.) de Nemours & Co. ...     162,120        7,092,750
  Eastman Chemical Co. ..............      11,400          544,350
  Engelhard Corp. ...................      18,100          308,831
  FMC Corp.(a) ......................       6,000          348,000
  Grace (W.R.) & Co. ................      15,400          186,725
  Great Lakes Chemical Corp. ........       9,700          305,550
  Hercules, Inc. ....................      21,500          302,344
  OM Group, Inc. ....................      28,400        1,249,600
  Praxair, Inc. .....................      26,000          973,375
  Rohm & Haas Co. ...................      33,511        1,156,130
  Sigma-Aldrich Corp. ...............      14,900          435,825
  Union Carbide Corp. ...............      21,000        1,039,500
                                                    --------------
                                                        18,103,186
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a) ..................     109,510        1,533,140
  Convergys Corp.(a) ................      14,000          726,250
  Deluxe Corp. ......................      15,000          353,437
  Quintiles Transnational Corp. .....      17,300          244,363
                                                    --------------
                                                         2,857,190
                                                    --------------
COMPUTER SERVICES -- 6.8%
  3Com Corp.(a) .....................      53,700        3,094,462
  Adaptec, Inc.(a) ..................      17,400          395,850
  Adobe Systems, Inc. ...............      18,600        2,418,000
  America Online, Inc.(a) ...........     354,000       18,673,500
  Autodesk, Inc. ....................      12,200          423,188
  Automatic Data Processing, Inc. ...      97,800        5,238,412
  BMC Software, Inc.(a) .............      37,900        1,382,758
  Cabletron Systems, Inc.(a) ........      30,200          762,550
  Ceridian Corp.(a) .................      25,500          613,594
  Cisco Systems, Inc.(a)(b) .........   1,060,900       67,433,456
  Citrix Systems, Inc. ..............      31,600          598,425
  Computer Associates International, Inc.  84,500        4,325,344
  Computer Sciences Corp.(a)(b) .....      25,600        1,912,000
  Compuware Corp.(a) ................      59,000          612,125
  Comverse Technology, Inc.(a) ......      23,500        2,185,500
  Electronic Data Systems Corp. .....      68,900        2,842,125
  EMC Corp.(a) ......................     323,150       24,862,353
  First Data Corp. ..................      61,300        3,042,012
  Mercury Interactive Corp.(a) ......       3,000          290,250
  Microsoft Corp.(a) ................     805,800       64,464,000
  Network Appliance, Inc.(a) ........      45,400        3,654,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B12

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
COMPUTER SERVICES (CONT'D.)
  Novell, Inc.(a)(b) ................      55,200   $      510,600
  Oracle Corp.(a)(b) ................     436,700       36,710,094
  Parametric Technology Corp.(a) ....      49,200          541,200
  Peoplesoft, Inc. ..................      44,200          740,350
  Sapient Corp.(a) ..................       9,600        1,026,600
  Siebel Systems, Inc.(a) ...........      28,700        4,694,244
  Silicon Graphics, Inc.(a) .........       4,600           17,250
  Unisys Corp. ......................      49,200          716,475
  VERITAS Software Corp.(a)(b) ......      60,600        6,848,747
  Yahoo!, Inc.(a)(b) ................      81,800       10,132,975
                                                    --------------
                                                       271,163,139
                                                    --------------
COMPUTERS -- 2.7%
  Apple Computer, Inc.(a) ...........      48,300        2,529,713
  Compaq Computer Corp. .............     257,039        6,570,559
  Dell Computer Corp.(a)(b) .........     397,200       19,586,925
  Gateway, Inc. .....................      48,800        2,769,400
  Hewlett-Packard Co. ...............     155,900       19,468,012
  International Business Machines Corp.   276,800       30,326,900
  NCR Corp.(a) ......................      14,700          572,381
  Seagate Technology, Inc.(a) .......      33,400        1,837,000
  Sun Microsystems, Inc.(a) .........     244,500       22,234,219
                                                    --------------
                                                       105,895,109
                                                    --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ......................       8,100          190,350
  Fluor Corp. .......................      11,300          357,363
  Pulte Corp. .......................       7,600          164,350
  Standard Pacific Corp. ............      99,100          991,000
  Vulcan Materials Co. ..............      16,400          700,075
                                                    --------------
                                                         2,403,138
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. ........................       4,400          141,625
  Bemis Co., Inc. ...................      10,300          346,338
  Crown Cork & Seal Co., Inc. .......      18,300          274,500
  Owens-Illinois, Inc.(a) ...........      28,000          327,250
  Pactiv Corp.(a) ...................      26,200          206,325
  Sealed Air Corp.(a) ...............      12,500          654,687
                                                    --------------
                                                         1,950,725
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Alberto-Culver Co. (Class "B"
    Stock) ..........................       9,100          278,119
  Avon Products, Inc. ...............      37,900        1,686,550
  Colgate-Palmolive Co. .............      90,600        5,424,675
  Gillette Co. ......................     166,400        5,813,600
  International Flavors & Fragrances,
    Inc. ............................      17,100          516,206
  Procter & Gamble Co. ..............     197,800       11,311,688
                                                    --------------
                                                        25,030,838
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Eastman Kodak Co. .................      47,800        2,844,100
  Fortune Brands, Inc. ..............      27,700          638,831
  Philip Morris Companies Inc. ......     369,100        9,804,219
                                                    --------------
                                                        13,287,150
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ..............      18,100        1,214,963
  Pitney Bowes, Inc. ................      43,100        1,724,000
  Xerox Corp. .......................     102,400        2,124,800
                                                    --------------
                                                         5,063,763
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
DIVERSIFIED OPERATIONS -- 2.0%
  General Electric Co. ..............   1,530,100   $   81,095,300
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 5.4%
  Abbott Laboratories ...............     238,700       10,637,069
  Allergan, Inc. ....................      21,500        1,601,750
  ALZA Corp.(a) .....................      16,300          963,737
  American Home Products Corp. ......     203,200       11,938,000
  Amgen, Inc.(a) ....................     158,600       11,141,650
  Bard (C.R.), Inc. .................       9,400          452,375
  Bausch & Lomb, Inc. ...............       8,900          688,637
  Baxter International, Inc. ........      43,200        3,037,500
  Becton, Dickinson & Co. ...........      40,900        1,173,319
  Biogen, Inc.(a) ...................      20,600        1,328,700
  Biomet, Inc. ......................      19,600          753,375
  Boston Scientific Corp.(a) ........      63,600        1,395,225
  Bristol-Myers Squibb Co.(b) .......     308,400       17,964,300
  Cardinal Health, Inc.(b) ..........      41,200        3,048,800
  Guidant Corp.(b) ..................      46,200        2,286,900
  Johnson & Johnson .................     216,200       22,025,375
  Lilly (Eli) & Co.(b) ..............     169,100       16,888,862
  Mallinckrodt, Inc. ................      10,900          473,469
  MedImmune, Inc.(a) ................      16,000        1,184,000
  Medtronic, Inc. ...................     180,300        8,981,194
  Merck & Co., Inc. .................     360,100       27,592,662
  Pfizer, Inc. ......................     962,700       46,209,600
  Pharmacia & Upjohn, Inc.(b) .......     196,362       10,149,461
  Schering-Plough Corp. .............     227,900       11,508,950
  St. Jude Medical, Inc.(a) .........      14,100          646,838
  Watson Pharmaceuticals, Inc.(a) ...      15,900          854,625
                                                    --------------
                                                       214,926,373
                                                    --------------
ELECTRONICS -- 3.6%
  Advanced Micro Devices, Inc.(a) ...      22,700        1,753,575
  Altera Corp.(a) ...................      29,000        2,956,187
  Analog Devices, Inc.(a) ...........      54,400        4,134,400
  Applied Materials, Inc.(a) ........     118,900       10,775,312
  Broadcom Corp. (Class "A"
    Stock)(a)........................       4,000          799,930
  Conexant Systems, Inc.(a) .........      30,700        1,492,788
  Emerson Electric Co. ..............      63,200        3,815,700
  Intel Corp. .......................     517,400       69,169,912
  KLA-Tencor Corp.(a) ...............      29,100        1,704,169
  Linear Technology Corp. ...........      46,500        2,973,094
  LSI Logic Corp.(a)(b) .............      45,000        2,435,625
  Maxim Integrated Products,
    Inc.(a) .........................      39,000        2,649,563
  Micron Technology, Inc. ...........      81,500        7,177,094
  MIPS Technologies, Inc. (Class "B"
    Stock) (a) ......................       3,492          134,450
  National Semiconductor Corp.(a) ...      27,000        1,532,250
  Novellus Systems, Inc.(a) .........       5,000          282,813
  Rockwell International Corp. ......      29,100          916,650
  Sanmina Corp.(a) ..................       8,000          684,000
  Solectron Corp.(a) ................      88,900        3,722,687
  Tektronix, Inc. ...................      10,800          799,200
  Teradyne, Inc.(a) .................      24,100        1,771,350
  Texas Instruments, Inc. ...........     252,400       17,336,725
  Thomas & Betts Corp. ..............      12,700          242,888
  Xilinx Inc. (a) ...................      47,700        3,938,231
                                                    --------------
                                                       143,198,593
                                                    --------------
FINANCIAL SERVICES -- 3.1%
  American Express Co. ..............     208,400       10,862,850
  Associates First Capital Corp. ....     105,344        2,350,488

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B13

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FINANCIAL SERVICES (CONT'D.)
  Bear Stearns Companies, Inc. ......      20,416   $      849,816
  Block (H.R.), Inc. ................      17,800          576,275
  Capital One Financial Corp. .......      32,100        1,432,463
  Citigroup, Inc. ...................     528,250       31,827,062
  Countrywide Credit Industries,
    Inc. ............................      20,100          609,281
  Dun & Bradstreet Corp. ............      27,500          787,188
  Federal Home Loan Mortgage Corp. ..     107,800        4,365,900
  Federal National Mortgage
    Association .....................     159,100        8,303,031
  Fifth Third Bancorp ...............      48,500        3,067,625
  Fleet Boston Financial Corp. ......     142,412        4,842,008
  Franklin Resource, Inc. ...........      39,900        1,211,963
  Household International, Inc. .....      73,052        3,036,224
  Lehman Brothers Holdings, Inc. ....      18,900        1,787,231
  MBNA Corp. ........................     124,850        3,386,556
  Merrill Lynch & Co., Inc.(b) ......      58,100        6,681,500
  Morgan (J.P.) & Co., Inc. .........      25,500        2,808,187
  Morgan Stanley Dean Witter &
    Co. .............................     178,680       14,875,110
  PaineWebber Group, Inc. ...........      23,300        1,060,150
  Paychex, Inc. .....................      57,700        2,423,400
  Price (T. Rowe) Associates,
    Inc. ............................      16,100          684,250
  Regions Financial Corp. ...........      37,700          749,288
  Schwab (Charles) Corp.(a) .........     194,250        6,531,656
  SLM Holding Corp. .................      25,700          962,144
  State Street Corp. ................      23,700        2,513,681
  Synovus Financial Corp. ...........      48,250          850,406
  Washington Mutual, Inc. ...........      87,878        2,537,477
                                                    --------------
                                                       121,973,210
                                                    --------------
FOOD & BEVERAGE -- 1.8%
  Anheuser-Busch Companies,
    Inc.(b) .........................      72,400        5,407,375
  Archer-Daniels-Midland Co. ........     103,098        1,011,649
  Bestfoods .........................      40,400        2,797,700
  Brown-Forman Corp. (Class "B"
    Stock) ..........................      10,500          564,375
  Campbell Soup Co. .................      64,200        1,869,825
  Coca-Cola Co. .....................     383,700       22,038,769
  Coca-Cola Enterprises, Inc.(b) ....      72,100        1,176,131
  ConAgra, Inc. .....................      79,400        1,513,563
  Coors (Adolph) Co. (Class "B" Stock)      6,600          399,300
  General Mills, Inc.(b) ............      46,780        1,789,335
  Heinz (H.J.) & Co. ................      53,030        2,320,062
  Hershey Foods Corp. ...............      22,300        1,081,550
  Kellogg Co.(b) ....................      63,200        1,880,200
  Nabisco Group Holdings Corp. ......      54,100        1,403,219
  PepsiCo, Inc. .....................     225,900       10,038,431
  Quaker Oats Co. ...................      21,100        1,585,138
  Ralston-Ralston Purina Group(b) ...      49,600          988,900
  Sara Lee Corp. ....................     132,500        2,558,906
  Seagram Co., Ltd. .................      67,400        3,909,200
  Sysco Corp. .......................      50,100        2,110,462
  Unilever NV .......................      88,517        3,806,231
  Wrigley (William) Jr. Co. .........      18,000        1,443,375
                                                    --------------
                                                        71,693,696
                                                    --------------
FOREST PRODUCTS -- 0.2%
  Boise Cascade Corp. ...............       8,100          209,587
  Fort James Corp. ..................      34,400          795,500
  Georgia-Pacific Corp. .............      28,000          735,000
  International Paper Co. ...........      71,373        2,127,808
  Louisiana-Pacific Corp. ...........      14,500          157,688
  Mead Corp. ........................      17,100          431,775

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FOREST PRODUCTS (CONT'D.)
  Potlatch Corp. ....................       4,200   $      139,125
  Temple-Inland, Inc. ...............      10,500          441,000
  Westvaco Corp. ....................      16,200          401,962
  Weyerhaeuser Co. ..................      35,100        1,509,300
  Willamette Industries, Inc. .......      20,100          547,725
                                                    --------------
                                                         7,496,470
                                                    --------------
GAS PIPELINES -- 0.2%
  Columbia Energy Group .............      12,500          820,313
  El Paso Energy Corp. ..............      35,200        1,793,000
  Peoples Energy Corp. ..............       6,400          207,200
  Sempra Energy .....................      31,919          542,623
  Williams Companies, Inc. ..........      64,700        2,697,181
                                                    --------------
                                                         6,060,317
                                                    --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.2%
  Columbia/HCA Healthcare Corp. .....      84,100        2,554,537
  Healthsouth Corp.(a) ..............      66,200          475,812
  Humana, Inc.(a) ...................      71,900          350,513
  IMS Health, Inc. ..................      56,200        1,011,600
  Manor Care, Inc. ..................      17,000          119,000
  McKesson HBOC Inc.(b) .............      44,530          932,347
  Shared Medical Systems Corp. ......       3,000          218,813
  Tenet Healthcare Corp.(a) .........      52,500        1,417,500
  UnitedHealth Group Inc. ...........      26,900        2,306,675
  Wellpoint Health Networks Inc. ....       6,000          434,625
                                                    --------------
                                                         9,821,422
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co. ........................      36,100        1,617,731
  Kimberly-Clark Corp. ..............      86,400        4,957,200
  Leggett & Platt, Inc. .............      30,400          501,600
                                                    --------------
                                                         7,076,531
                                                    --------------
HOUSING RELATED -- 0.2%
  Armstrong Holdings Inc. ...........       7,100          108,719
  Kaufman & Broad Home Corp. ........       7,200          142,650
  Lowe's Companies, Inc. ............      56,900        2,336,456
  Masco Corp. .......................      70,600        1,275,212
  Maytag Corp. ......................      13,600          501,500
  Newell Rubbermaid Inc. ............      44,614        1,148,811
  Owens Corning .....................       9,700           89,725
  Stanley Works .....................      13,200          313,500
  Tupperware Corp. ..................       7,000          154,000
  Whirlpool Corp. ...................      11,400          531,525
                                                    --------------
                                                         6,602,098
                                                    --------------
INSTRUMENTS -- CONTROLS -- 0.2%
  Agilent Technologies, Inc.(a) .....      57,593        4,247,497
  Johnson Controls, Inc. ............      13,500          692,719
  PE Corp-PE Biosystems Group .......      32,600        2,147,525
  PerkinElmer, Inc. .................      12,100          800,112
  Thermo Electron Corp.(a) ..........      36,700          772,994
                                                    --------------
                                                         8,660,847
                                                    --------------
INSURANCE -- 1.6%
  Aetna, Inc. .......................      23,100        1,482,731
  AFLAC Inc. ........................      41,100        1,888,031
  Allstate Corp. ....................     120,400        2,678,900
  American General Corp. ............      37,100        2,263,100
  American International Group,
    Inc. ............................     239,853       28,182,727
  Aon Corp. .........................      38,600        1,199,013
  Chubb Corp. .......................      26,700        1,642,050

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B14

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
INSURANCE (CONT'D.)
  CIGNA Corp. .......................      25,400   $    2,374,900
  Cincinnati Financial Corp. ........      27,000          848,813
  Conseco, Inc.(b) ..................      54,821          534,505
  Hartford Financial Services Group, Inc.  34,400        1,924,250
  Jefferson-Pilot Corp. .............      16,000          903,000
  Lincoln National Corp. ............      30,600        1,105,425
  Loews Corp. .......................      17,800        1,068,000
  Marsh & McLennan Companies, Inc. ..      41,900        4,375,931
  MBIA, Inc. ........................      15,500          746,906
  MGIC Investment Corp. .............      16,900          768,950
  Progressive Corp. .................      12,500          925,000
  Reinsurance Group of America,
    Inc. ............................     156,425        4,712,303
  SAFECO Corp. ......................      23,900          475,013
  St. Paul Companies, Inc. ..........      37,200        1,269,450
  Torchmark Corp. ...................      20,300          501,156
  UnumProvident Corp. ...............      39,010          782,638
                                                    --------------
                                                        62,652,792
                                                    --------------
LEISURE -- 0.4%
  Brunswick Corp. ...................      16,900          279,906
  Carnival Corp. (Class "A"
    Stock) ..........................      90,900        1,772,550
  Disney (Walt) Co.(b) ..............     321,500       12,478,219
  Harrah's Entertainment, Inc.(a) ...      23,800          498,313
  Hilton Hotels Corp. ...............      57,500          539,062
  Marriott International, Inc. (Class
    "A" Stock) ......................      38,300        1,381,194
                                                    --------------
                                                        16,949,244
                                                    --------------
MACHINERY -- 0.3%
  American Power Conversion
    Corp.(a) ........................      19,000          775,437
  Briggs & Stratton Corp. ...........       5,400          184,950
  Caterpillar, Inc. .................      54,600        1,849,575
  Cooper Industries, Inc. ...........      15,900          517,744
  Deere & Co. .......................      36,600        1,354,200
  Dover Corp. .......................      31,300        1,269,606
  Eaton Corp. .......................      11,500          770,500
  Ingersoll-Rand Co. ................      26,600        1,070,650
  Milacron, Inc. ....................       7,200          104,400
  Snap-On, Inc. .....................       8,900          236,963
  Timken Co. ........................      11,500          214,188
  United Dominion Industries Ltd. ...     116,100        1,973,700
                                                    --------------
                                                        10,321,913
                                                    --------------
MANUFACTURING -- 0.4%
  Illinois Tool Works, Inc. .........      43,400        2,473,800
  Smith (A.O.) Corp.(a) .............     105,450        2,207,859
  Tyco International Ltd. ...........     265,222       12,564,892
                                                    --------------
                                                        17,246,551
                                                    --------------
MEDIA -- 1.5%
  Clear Channel Communications,
    Inc.(a)(b) ......................      53,100        3,982,500
  Comcast Corp. (Special Class "A"
    Stock) ..........................     144,000        5,832,000
  Donnelley (R.R.) & Sons Co. .......      64,900        1,464,306
  Dow Jones & Co., Inc. .............      14,400        1,054,800
  Gannett Co., Inc. .................      42,000        2,512,125
  Interpublic Group of Companies,
    Inc. ............................      43,200        1,857,600
  Knight-Ridder, Inc. ...............      13,600          723,350
  McGraw-Hill Companies, Inc. .......      30,900        1,668,600
  Mediaone Group, Inc.(b) ...........      82,500        5,455,312

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  Meredith Corp. ....................      10,200   $      344,250
  New York Times Co. (Class "A"
    Stock) ..........................      25,500        1,007,250
  Time Warner, Inc.(b) ..............     199,600       15,169,600
  Tribune Co. .......................      51,050        1,786,750
  Viacom, Inc., (Class "B" Stock)
    (a) .............................     238,169       16,240,149
                                                    --------------
                                                        59,098,592
                                                    --------------
METALS-FERROUS
  Allegheny Technologies, Inc. ......      14,200          255,600
  Bethlehem Steel Corp.(a) ..........      26,200           93,338
  Material Sciences Corp.(a) ........      19,000          190,000
  Nucor Corp. .......................      12,700          421,481
  USX Corp.-U.S. Steel Group,
    Inc. ............................      12,200          226,462
  Worthington Industries, Inc. ......      11,400          119,700
                                                    --------------
                                                         1,306,581
                                                    --------------
METALS-NON FERROUS -- 0.1%
  Alcan Aluminum Ltd.(b) ............      33,700        1,044,700
  Alcoa, Inc. .......................     136,440        3,956,760
  Inco Ltd. .........................      33,800          519,675
                                                    --------------
                                                         5,521,135
                                                    --------------
MINERAL RESOURCES
  Homestake Mining Co. ..............      39,600          272,250
  Phelps Dodge Corp. ................      12,893          479,458
                                                    --------------
                                                           751,708
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.3%
  AES Corp. .........................      68,200        3,111,625
  Crane Co. .........................      10,800          262,575
  Danaher Corp. .....................      23,800        1,176,613
  Ecolab, Inc. ......................      23,300          910,156
  Grainger (W.W.), Inc. .............      15,500          477,594
  IDEX Corp. ........................      57,200        1,805,375
  ITT Industries, Inc. ..............      19,600          595,350
  Millipore Corp. ...................       8,200          618,075
  NACCO Industries, Inc. (Class "A"
    Stock) ..........................         200            7,025
  Pall Corp. ........................      22,000          407,000
  PPG Industries, Inc. ..............      26,100        1,156,556
  Textron, Inc. .....................      24,000        1,303,500
                                                    --------------
                                                        11,831,444
                                                    --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  American Greetings Corp. (Class "A"
    Stock) ..........................       9,800          186,200
  Black & Decker Corp. ..............      15,500          609,344
  Corning, Inc. .....................      43,300       11,685,587
  Energizer Holdings, Inc.(a) .......           1               22
  Minnesota Mining & Manufacturing Co.     62,000        5,115,000
  Polaroid Corp. ....................       9,100          164,369
                                                    --------------
                                                        17,760,522
                                                    --------------
MOTORCYCLES
  Harley-Davidson, Inc. .............      47,300        1,821,050
                                                    --------------
OIL & GAS -- 2.2%
  Amerada Hess Corp. ................      15,100          932,425
  Anadarko Petroleum Corp.(b) .......      20,300        1,001,044
  Ashland, Inc. .....................      12,600          441,788

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B15

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS (CONT'D.)
  Chevron Corp. .....................     102,000   $    8,650,875
  Coastal Corp. .....................      32,900        2,002,787
  Eastern Enterprises ...............       5,600          352,800
  Exxon Mobil Corp. .................     537,970       42,230,645
  Kerr-McGee Corp. ..................      16,525          973,942
  NICOR, Inc. .......................       7,100          231,638
  Phillips Petroleum Co. ............      39,700        2,012,294
  Pioneer Natural Resources Co. .....     212,744        2,712,486
  Royal Dutch Petroleum Co. .........     333,300       20,518,781
  Sunoco, Inc. ......................      15,600          459,225
  Texaco, Inc.(b) ...................      85,900        4,574,175
  Unocal Corp. ......................      40,100        1,328,312
  USX-Marathon Group ................      48,500        1,215,531
                                                    --------------
                                                        89,638,748
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Baker Hughes, Inc. ................      51,950        1,662,400
  Burlington Resources Inc. .........      34,100        1,304,325
  Conoco, Inc. (Class "B" Stock) ....      91,394        2,244,865
  Occidental Petroleum Corp. ........      55,900        1,177,394
  Transocean Sedco Forex, Inc. ......      28,997        1,549,527
  Union Pacific Resources Group,
    Inc. ............................      40,500          891,000
                                                    --------------
                                                         8,829,511
                                                    --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp. ......................      17,800        1,046,863
  Enron Corp. .......................     111,700        7,204,650
  Halliburton Co. ...................      65,500        3,090,781
  McDermott International, Inc. .....     361,800        3,188,363
  ONEOK, Inc. .......................       4,700          121,906
  Rowan Companies, Inc.(a) ..........      15,400          467,775
  Schlumberger Ltd. .................      85,400        6,372,975
  Tosco Corp. .......................      21,700          614,381
                                                    --------------
                                                        22,107,694
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ................      59,600        1,083,975
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock) ..........      21,800          201,650
  Newmont Mining Corp. ..............      29,400          635,775
  Placer Dome, Inc. .................      48,800          466,650
                                                    --------------
                                                         2,388,050
                                                    --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe
    Corp. ...........................      72,500        1,662,969
  CSX Corp. .........................      34,800          737,325
  Kansas City Southern Industries,
    Inc. ............................      17,700        1,569,769
  Norfolk Southern Corp. ............      64,200          954,975
  Union Pacific Corp. ...............      37,800        1,405,687
                                                    --------------
                                                         6,330,725
                                                    --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. ..........      22,100          359,125
  McDonald's Corp.(b) ...............     209,800        6,910,288
  Starbucks Corp.(a) ................      18,000          687,375
  Tricon Global Restaurants, Inc.
    (a) .............................      23,900          675,175
  Wendy's International, Inc. .......      18,400          327,750
                                                    --------------
                                                         8,959,713
                                                    --------------
RETAIL -- 2.7%
  Albertson's, Inc. .................      61,366        2,040,419

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
RETAIL (CONT'D.)
  AutoZone, Inc.(a) .................      23,500   $      517,000
  Bed Bath & Beyond, Inc. ...........      18,000          652,500
  Best Buy Co., Inc.(a) .............      30,200        1,910,150
  Circuit City Stores, Inc. .........      33,100        1,098,506
  Consolidated Stores Corp. .........      20,100          241,200
  Costco Wholesale Corp. ............      68,100        2,247,300
  CVS Corp. .........................      59,300        2,372,000
  Dillard's, Inc. ...................      22,000          269,500
  Dollar General Corp. ..............      56,756        1,106,742
  Federated Department Stores,
    Inc.(a)(b) ......................      36,100        1,218,375
  Gap, Inc., (The)(b) ...............     128,990        4,030,937
  Great Atlantic & Pacific Tea Co.,
    Inc. ............................       8,900          147,963
  Harcourt General, Inc. ............       9,800          532,875
  Home Depot, Inc. ..................     357,950       17,875,128
  IKON Office Solutions, Inc. .......      26,800          103,850
  J.C. Penney Co., Inc. .............      40,900          754,094
  Kmart Corp.(a)(b) .................      78,200          532,738
  Kohl's Corp.(a) ...................      47,700        2,653,312
  Kroger Co.(a) .....................     121,116        2,672,122
  Liz Claiborne, Inc. ...............       8,400          296,100
  Longs Drug Stores, Inc. ...........       7,000          152,250
  May Department Stores Co. .........      51,900        1,245,600
  Nordstrom, Inc. ...................      21,800          525,925
  Office Depot, Inc.(a) .............      59,700          373,125
  RadioShack Corp. ..................      32,000        1,516,000
  Rite Aid Corp.(b) .................      43,800          287,438
  Safeway, Inc.(a) ..................      79,800        3,600,975
  Sears, Roebuck & Co.(b) ...........      57,700        1,882,462
  Sherwin-Williams Co. ..............      25,400          538,163
  Staples, Inc.(a) ..................      74,900        1,151,588
  SUPERVALU Inc. ....................      28,000          533,750
  Target Corp. ......................      68,100        3,949,800
  The Limited, Inc. .................     125,506        2,714,067
  Tiffany & Co. .....................       1,000           67,500
  TJX Companies, Inc. ...............      48,500          909,375
  Toys 'R' Us, Inc.(a) ..............      41,900          610,169
  Wal-Mart Stores, Inc. .............     689,500       39,732,437
  Walgreen Co. ......................     152,000        4,892,500
  Winn-Dixie Stores, Inc. ...........      25,100          359,244
                                                    --------------
                                                       108,315,179
                                                    --------------
RUBBER
  Cooper Tire & Rubber Co. ..........      11,200          124,600
  Goodyear Tire & Rubber Co. ........      24,500          490,000
                                                    --------------
                                                           614,600
                                                    --------------

TELECOMMUNICATIONS -- 5.4%
  ADC Telecommunications, Inc.(a) ...      44,600        3,740,825
  ALLTEL Corp. ......................      47,400        2,935,838
  Andrew Corp.(a) ...................      17,600          590,700
  AT&T Corp. ........................     496,548       15,703,330
  Bell Atlantic Corp.(b) ............     241,100       12,250,894
  BellSouth Corp. ...................     292,600       12,472,075
  CenturyTel, Inc. ..................      22,400          644,000
  General Motors Corp. (Class "H"
    Stock)(a) .......................       7,145          626,974
  Global Crossing Ltd.(a) ...........     117,190        3,083,562
  GTE Corp. .........................     150,800        9,387,300
  Lucent Technologies, Inc.(b) ......     495,155       29,337,934
  Motorola, Inc. ....................     330,525        9,605,883

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B16

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Nextel Communications, Inc. (Class
    "A" Stock) (a) ..................     114,400   $    6,999,850
  Nortel Networks Corp.(b) ..........     448,960       30,641,520
  QUALCOMM, Inc. ....................     115,700        6,942,000
  SBC Communications, Inc. ..........     530,608       22,948,796
  Scientific-Atlanta, Inc. ..........      24,100        1,795,450
  Sprint Corp. ......................     135,200        6,895,200
  Sprint Corp. (PCS Group)(b) .......     129,400        7,699,300
  Tellabs, Inc.(a) ..................      60,600        4,147,312
  US West, Inc. .....................      75,960        6,513,570
  WorldCom, Inc.(a) .................     441,821       20,268,538
                                                    --------------
                                                       215,230,851
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ............................       6,000          117,000
  Russell Corp. .....................       6,500          130,000
  Springs Industries, Inc. ..........       3,200          102,400
  VF Corp. ..........................      19,100          454,819
                                                    --------------
                                                           804,219
                                                    --------------
TOBACCO
  UST, Inc. .........................      26,100          383,344
                                                    --------------
TOYS
  Hasbro, Inc. ......................      30,700          462,419
  Mattel, Inc. ......................      64,951          856,541
                                                    --------------
                                                         1,318,960
                                                    --------------
TRAVEL SERVICES
  Sabre Holdings Corp.(a) ...........      23,526          670,491
                                                    --------------
TRUCKING/SHIPPING -- 0.1%
  FedEx Corp.(a) ....................      44,900        1,706,200
  Ryder System, Inc. ................      11,500          217,781
                                                    --------------
                                                         1,923,981
                                                    --------------
UTILITY - ELECTRIC & GAS -- 0.7%
  Ameren Corp. ......................      21,200          715,500
  American Electric Power Co.,
    Inc.(b) .........................      52,160        1,545,240
  CINergy Corp. .....................      23,500          597,781
  CMS Energy Corp. ..................      21,000          464,625
  Consolidated Edison, Inc. .........      34,100        1,010,212
  Constellation Energy Group ........      22,400          729,400
  CP&L, Inc. ........................      24,600          785,663
  Dominion Resources, Inc. ..........      38,116        1,634,223
  DTE Energy Co.(b) .................      22,700          693,769
  Duke Energy Co. ...................      56,800        3,202,100
  Edison International ..............      55,500        1,137,750
  Entergy Corp. .....................      39,400        1,071,187
  FirstEnergy Corp.(a) ..............      36,900          862,537
  Florida Progress Corp. ............      14,100          660,938
  FPL Group, Inc. ...................      27,700        1,371,150
  GPU, Inc. .........................      19,900          538,544
  New Century Energies, Inc. ........      18,200          546,000
  Niagara Mohawk Holdings Inc.
    (a) .............................      27,000          376,313
  Northern States Power Co. .........      26,900          543,044
  Pacific Gas & Electric Co. ........      61,300        1,509,512
  PECO Energy Co. ...................      30,800        1,241,625
  Pinnacle West Capital Corp. .......      11,400          386,175
  PPL Corp. .........................      24,100          528,694
  Public Service Enterprise Group,
    Inc. ............................      34,600        1,198,025

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
UTILITY - ELECTRIC & GAS (CONT'D.)
  Reliant Energy, Inc. ..............      46,200   $    1,365,787
  Southern Co. ......................     101,200        2,359,225
  TXU Corp. .........................      43,500        1,283,250
  Unicom Corp. ......................      35,300        1,365,669
                                                    --------------
                                                        29,723,938
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc. .....      29,700          297,000
  Waste Management, Inc. ............      96,142        1,826,698
                                                    --------------
                                                         2,123,698
                                                    --------------
TOTAL COMMON STOCKS
  (cost $1,603,369,037)..........................    1,951,410,165
                                                    --------------
PREFERRED STOCKS -- 0.8%
  FINANCIAL SERVICES
  BCH Capital Ltd., Series B.........     225,900        5,732,212
  Central Hispano Capital Corp.,
    Series A.........................   1,000,000       25,000,000
                                                    --------------
TOTAL PREFERRED STOCKS
  (cost $31,236,594).............................       30,732,212
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT
LONG-TERM                   RATING       (000)
BONDS -- 32.6%              -------   -----------
AEROSPACE -- 0.2%
  Litton Industries, Inc.,
    8.00%, 10/15/09.......  Baa2      $     2,100        2,107,770
  Northrop-Grumman Corp.,
    7.875%, 03/01/26......  Baa3            4,500        4,265,505
                                                    --------------
                                                         6,373,275
                                                    --------------
AIRLINES -- 1.6%
  Continental Airlines,
    Inc.,
    8.00%, 12/15/05.......   Ba2            1,680        1,554,269
    7.461%, 04/01/15......   Aa3            7,239        6,930,197
  Delta Air Lines, Inc.,
    7.90%, 12/15/09.......  Baa3           19,300       18,037,780
  United Airlines, Inc.,
    10.67%, 05/01/04......  Baa3           19,865       20,206,479
    11.21%, 05/01/14......  Baa3           18,433       19,002,211
                                                    --------------
                                                        65,730,936
                                                    --------------
ASSET BACKED-SECURITIES -- 1.9%
  Citibank Credit Card Master
    Trust, Series 1999-5,
    6.10%, 05/15/08.......   Aaa           39,000       36,513,750
  MBNA Master Credit Card
    Trust, Series 1999-B,
    5.90%, 08/15/11.......   Aaa           26,300       23,804,605
  Standard Credit Card
    Master Trust,
    5.95%, 10/07/04.......   Aaa            4,650        4,484,321
  Team Fleet Financing Corp.,
    7.35%, 05/15/03.......   Aa3           11,000       10,945,000
                                                    --------------
                                                        75,747,676
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B17

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
AUTO - CARS & TRUCKS -- 0.3%
  Hertz Corp.,
    8.25%, 06/01/05.......   A3       $     1,500   $    1,531,200
  Lear Corp.,
    8.25%, 02/01/02.......   Ba3            2,775        2,720,638
    7.96%, 05/15/05.......   Ba1            7,050        6,556,500
  Navistar International
    Corp.,
    8.00%, 02/01/08(b)....   Ba2            1,455        1,334,963
                                                    --------------
                                                        12,143,301
                                                    --------------
BANKS AND SAVINGS & LOANS -- 1.5%
  National Australia Bank Ltd.,
    6.40%, 12/10/07.......   A1             8,400        8,284,500
  Capital One Bank,
    6.97%, 02/04/02.......  Baa2           25,000       24,611,500
    6.76%, 07/23/02.......  Baa2            2,500        2,429,625
  Chase Manhattan Corp.,
    7.875%, 06/15/10......   A1             1,000          998,000
  Key Bank NA,
    5.80%, 04/01/04.......   Aa3            5,000        4,725,000
  Sanwa Finance Aruba,
    A.E.C.,
    8.35%, 07/15/09.......  Baa1            5,970        5,943,493
  Sovereign Bancorp, Sr. Notes,
    10.25%, 05/15/04......   Ba3              605          596,584
    10.50%, 11/15/06......   Ba3            1,045        1,045,000
  Washington Mutual, Inc.,
    8.25%, 10/01/02.......   A3             5,200        5,239,728
    7.50%, 08/15/06.......   A3             5,000        4,851,900
                                                    --------------
                                                        58,725,330
                                                    --------------
BUILDING PRODUCTS -- 0.4%
  Hanson Overseas B.V.,
    7.375%, 01/15/03......   A3            14,751       14,657,036
                                                    --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.8%
  Cox Communications,
    Inc.,
    6.94%, 10/01/01.......  Baa2            4,000        3,988,840
  CSC Holdings, Inc.,
    7.875%, 12/15/07......   Ba1            1,740        1,683,502
    7.25%, 07/15/08.......   Ba1            3,100        2,865,795
  Rogers Cablesystems Ltd.,
    (Canada),
    11.00%, 12/01/15......   Ba3            4,010        4,330,800
  Tele-Communications,
    Inc.,
    8.25%, 01/15/03.......   A2             2,000        2,055,980
    9.875%, 06/15/22......   A2            12,900       15,256,959
                                                    --------------
                                                        30,181,876
                                                    --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.625%, 05/01/07......   Ba3              320          316,800
  Monsanto Co.,
    6.50%, 12/01/18.......   A1             1,145        1,009,340
    6.75%, 12/15/27.......   A1             2,735        2,453,486
    6.60%, 12/01/28.......   A1             1,150        1,017,359
                                                    --------------
                                                         4,796,985
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
CONSULTING -- 0.7%
  Comdisco, Inc.,
    6.00%, 01/30/02.......  Baa1      $    30,000   $   28,912,500
                                                    --------------
CONTAINERS -- 0.5%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05(b)....   Ba1           13,000       11,883,560
  Pactiv Corp.,
    7.95%, 12/15/25.......  Baa3            7,250        6,503,468
                                                    --------------
                                                        18,387,028
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Eastman Kodak Co.,
    M.T.N.,
    7.25%, 06/15/05.......   A2             2,500        2,490,750
                                                    --------------
DIVERSIFIED OPERATIONS
  Corning Inc.,
    6.85%, 03/01/29.......   A2             2,180        1,856,248
                                                    --------------
FINANCIAL SERVICES -- 2.9%
  Capital One Financial
    Corp.,
    7.25%, 05/01/06.......  Baa3            2,950        2,699,250
  Enterprise Rent-A-Car
    USA Finance Co.,
    6.95%, 03/01/04.......  Baa1            7,500        7,221,750
    7.50%, 06/15/03,
      M.T.N. .............  Baa1            5,000        4,981,500
  Finova Capital Corp.,
    6.125%, 03/15/04......  Baa2           21,000       18,060,000
  Ford Motor Credit Corp.,
    7.375%, 10/28/09......   A2             2,000        1,934,540
    7.875%, 06/15/10......   A2             4,700        4,735,250
  Gatx Capital Corp.,
    7.75%, 12/01/06.......  Baa2            6,000        5,610,000
  General Motors
    Acceptance Corp.,
    5.95%, 03/14/03.......   A2            27,000       25,967,250
  HVB Funding Trust,
    9.00%, 10/22/31.......   Aa3            1,200        1,138,920
  International Lease
    Finance Corp.,
    5.90%, 03/12/03.......   A1             5,000        4,800,000
  Osprey Trust,
    8.31%, 01/15/03.......  Baa2           26,000       26,088,400
  Pemex Finance Ltd.,
    (Cayman Islands),
    9.14%, 08/15/04.......  Baa1            6,500        6,650,150
  RBF Finance Co.,
    11.375%, 03/15/09.....   Ba3            2,280        2,462,400
  Textron Financial Corp.,
    6.05%, 03/16/09.......   Aaa            5,029        5,000,810
                                                    --------------
                                                       117,350,220
                                                    --------------
FOOD & BEVERAGE -- 0.1%
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09......  Baa2            3,000        2,744,010

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B18

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
FOOD & BEVERAGE (CONT'D.)
  Embotelladora Andina, S.A.,
    7.875%, 10/01/97......  Baa1      $     1,250   $      963,000
                                                    --------------
                                                         3,707,010
                                                    --------------
FOREST PRODUCTS -- 1.0%
  International Paper Co.,
    8.00%, 07/08/03(b)....  Baa1           26,000       26,135,980
  Scotia Pacific Co.
    7.71%, 01/20/14.......  Baa2           18,800       12,878,000
                                                    --------------
                                                        39,013,980
                                                    --------------
INDUSTRIAL -- 0.2%
  Cendant Corp.,
    7.75%, 12/01/03.......  Baa1            2,000        1,922,600
  Compania Sud Americana
    de Vapores, S.A., (Chile),
    7.375%, 12/08/03......   NR             4,600        4,416,000
                                                    --------------
                                                         6,338,600
                                                    --------------
INSURANCE -- 0.2%
  Aon Corp.,
    8.65%, 05/15/05(b)....   A3             4,000        4,082,000
  Conseco, Inc.,
    8.50%, 10/15/02.......   Ba1            4,050        2,997,000
                                                    --------------
                                                         7,079,000
                                                    --------------
INVESTMENT BANKERS -- 0.9%
  Goldman Sachs Group, Inc.,
    7.80%, 01/28/10(b)....   A1             2,500        2,456,250
  Lehman Brothers
    Holdings, Inc.,
    6.625%, 04/01/04......   A3            18,550       17,703,935
    6.625%, 02/05/06......   A3             5,780        5,400,774
  Morgan Stanley Dean
    Witter & Co.,
    7.125%, 01/15/03......   Aa3            4,360        4,332,052
  PaineWebber Group, Inc.,
    7.015%, 02/10/04......  Baa1            6,000        5,775,900
                                                    --------------
                                                        35,668,911
                                                    --------------
LEISURE -- 0.5%
  ITT Corp.,
    6.75%, 11/15/03.......   Ba1           21,500       20,175,815
  Park Place Entertainment
    Corp.,
    9.375%, 02/15/07......   Ba2            1,960        1,960,000
                                                    --------------
                                                        22,135,815
                                                    --------------
MEDIA -- 0.2%
  Clear Channel
    Communications, Inc.
    7.875%, 06/15/05......  Baa3            1,600        1,608,512
  Cox Enterprises, Inc.,
    6.625%, 06/14/02......  Baa1            4,500        4,425,075
  United News & Media PLC,
    7.25%, 07/01/04.......  Baa2            2,900        2,800,240

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
MEDIA (CONT'D.)
  World Color Press Inc.,
    8.375%, 11/15/08......  Baa3      $     1,340   $    1,259,600
                                                    --------------
                                                        10,093,427
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY
  AES Corp.,
    9.50%, 06/01/09(b)....   Ba1            2,350        2,303,000
                                                    --------------
OIL & GAS -- 0.5%
  Amerada Hess Corp.,
    7.875%, 10/01/29......  Baa1            2,020        1,975,176
  B.J. Services Co.,
    7.00%, 02/01/06.......  Baa2            4,000        3,836,760
  Limestone Electron
    Trust,
    8.625%, 03/15/03......  Baa3            8,750        8,834,700
  Phillips Petroleum Co.,
    8.50%, 05/25/05(b)....  Baa2            3,750        3,874,050
                                                    --------------
                                                        18,520,686
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley Petroleum Co.,
    8.875%, 04/15/05......   Ba2            1,375        1,341,326
  Union Pacific Resources
    Group Inc.,
    7.95%, 04/15/29.......  Baa3            3,400        3,371,984
                                                    --------------
                                                         4,713,310
                                                    --------------
REAL ESTATE INVESTMENT TRUST -- 1.4%
  Duke Realty, L.P.,
    7.30%, 06/30/03.......  Baa1            3,850        3,778,775
  EOP Operating, L.P.,
    6.375%, 01/15/02......  Baa1            4,500        4,403,250
    6.50%, 06/15/04.......  Baa1            6,000        5,708,520
    6.625%, 02/15/05(b)...  Baa1           17,938       16,946,746
  ERP Operating, L.P.,
    7.10%, 06/23/04.......   A3             2,000        1,939,520
    6.63%, 4/13/05(e).....   A3             8,300        7,802,498
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05.......  Baa1           17,500       16,395,050
                                                    --------------
                                                        56,974,359
                                                    --------------
RETAIL -- 1.2%
  Federated Department
    Stores, Inc.,
    8.125%, 10/15/02......  Baa1           25,850       26,109,017
    8.50%, 06/15/03(b)....  Baa1            5,000        5,045,850
  Kroger Co., (The),
    7.25%, 06/01/09.......  Baa3            5,100        4,692,000
  Safeway Stores Inc.,
    6.05%, 11/15/03.......  Baa2           12,000       11,458,680
                                                    --------------
                                                        47,305,547
                                                    --------------
TELECOMMUNICATIONS -- 3.5%
  360 Communication Co.,
    7.125%, 03/01/03(b)...   A2            22,550       22,191,906
    7.60%, 04/01/09.......   A2             7,000        6,793,150

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B19

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Airtouch Communications,
    Inc.,
    7.00%, 10/01/03.......   A2       $     4,100   $    4,030,300
  Deutsche Telekom
    International Finance B.V.,
    7.75%, 06/15/05.......   Aa2           15,000       15,075,000
    8.00%, 06/15/10.......   Aa2           10,000       10,070,000
    8.25%, 06/15/30.......   Aa2           15,000       15,151,500
  Electric Lightwave,
    Inc.,
    6.05%, 05/15/04.......   A2             4,700        4,376,875
  Global Crossing
    Holdings, Ltd.,
    9.125%, 11/15/06......   Ba2            1,765        1,698,813
  Rogers Cantel Inc.,
    9.375%, 06/01/08......  Baa3            1,055        1,086,650
  Sprint Capital Corp.,
    6.125%, 11/15/08......  Baa1           18,500       16,490,345
  Telecom De Puerto Rico,
    6.65%, 05/15/06.......  Baa2            9,500        8,823,125
    6.80%, 05/15/09.......  Baa2            7,900        7,218,625
  U.S. West Capital
    Funding Inc.,
    6.875%, 08/15/01......  Baa1           15,000       14,922,000
  Williams Communications
    Group, Inc.,
    10.875%, 10/01/09.....   B2             1,460        1,430,800
  Worldcom Inc.,
    7.875%, 05/15/03......   A3             3,000        3,030,000
    8.00%, 05/15/06(b)       A3             5,000        5,056,250
    8.25%, 05/15/10.......   A3             1,000        1,025,810
                                                    --------------
                                                       138,471,149
                                                    --------------
UTILITIES -- 1.1%
  Calpine Corp.,
    10.50%, 05/15/06......   Ba1            4,500        4,702,500
  Cogentrix Energy, Inc.,
    8.75%, 10/15/08.......   Ba1            2,940        2,837,100
  Edison Mission Energy,
    7.73%, 06/15/09.......   A3             4,300        4,193,188
  Entergy Louisiana, Inc.,
    8.50%, 06/01/03.......  Baa2            5,000        5,044,000
  Hydro-Quebec,
    8.00%, 02/01/13.......   A2             1,900        1,975,962
  Niagara Mohawk Power Co.,
    7.375%, 08/01/03(b)...  Baa2           10,000        9,860,300
  Peco Energy Transition Trust,
    5.80%, 03/01/07.......   Aaa            7,500        7,087,500
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09......   Ba1            2,385        2,414,813
  Sonat, Inc.,
    7.625%, 07/15/11......  Baa2            6,700        6,544,225
                                                    --------------
                                                        44,659,588
                                                    --------------
WASTE MANAGEMENT
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06......   Ba3              970          848,750
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
FOREIGN GOVERNMENT BONDS -- 0.7%
  Junta de Andalucia, (Spain),
    7.25%, 10/01/29.......   Aa3      $       720   $      692,064
  Province of Saskatchewan,
    (Canada),
    9.125%, 02/15/21......   A2             1,800        2,080,854
  Quebec Province, (Canada),
    7.125%, 02/09/24(b)...   A2             2,700        2,550,366
  Republic of Philippines,
    8.875%, 04/15/08......   Ba1            4,700        4,230,000
  United Mexican States,
    10.375%, 02/17/09.....  Baa3           18,600       19,995,000
                                                    --------------
                                                        29,548,284
                                                    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.0%
  United States Treasury Bonds,
    13.875%, 05/15/11(d)...........         3,350        4,543,974
    7.50%, 11/15/16................        13,750       15,528,838
    8.75%, 05/15/17(b).............        53,391       67,247,566
    8.125%, 05/15/21(b)............        57,900       70,647,264
    8.125%, 08/15/21(b)............        28,800       35,185,536
    7.625%, 11/15/22(b)............        35,600       41,652,000
    7.125%, 02/15/23(b)............        20,300       22,561,623
    6.75%, 08/15/26(b).............        12,050       12,966,885
    6.125%, 08/15/29(b)............        12,540       12,665,400
    6.25%, 05/15/30(b).............         5,750        6,033,015
  United States Treasury Notes,
    6.625%, 05/31/02(b)............        13,500       13,550,625
    5.50%, 03/31/03................           150          146,672
    7.50%, 02/15/05(d).............           185          193,902
    6.875%, 05/15/06...............         1,915        1,970,956
    6.50%, 10/15/06................         1,100        1,113,233
    6.25%, 02/15/07................         5,250        5,254,095
    6.625%, 05/15/07(b)............        37,250       38,030,015
    6.50%, 02/15/10(b).............        49,684       51,384,186
                                                    --------------
                                                       400,675,785
                                                    --------------
TOTAL LONG-TERM BONDS
  (cost $1,343,500,689)..........................    1,305,410,362
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,978,106,320)..........................    3,287,552,739
                                                    --------------
SHORT-TERM INVESTMENTS -- 31.1%
COMMERCIAL PAPER -- 22.6%
  Abbott Laboratories,
    7.00%, 07/06/00.......   P1             1,200        1,198,833
  Alltel Corp.,
    6.55%, 07/12/00.......   P1            11,900       11,876,183
  American Electric Power Co.,
    6.83%, 07/21/00(c)....   P2            40,000       39,848,222
  Aon Corp.,
    6.60%, 07/20/00(c)....   P2            46,013       45,852,721
  Associates Corp. of
    North America,
    6.80%, 07/13/00.......   P1            16,800       16,761,920
  Bank One Corp.,
    6.78%, 8/18/00........   P1             2,000        2,013,563

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B20

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  Barton Capital Corp.,
    6.60%, 07/21/00.......   NR       $     7,419   $    7,391,797
  Baus Funding LLC,
    6.77%, 07/14/00.......   P1            23,600       23,542,305
  Bishops Gate Residential
    Mortgage,
    6.60%, 07/17/00.......   P1            10,400       10,369,493
  Blue Ridge Asset Funding,
    6.60%, 07/25/00.......   P1             2,000        1,991,200
  Bombardier Capital,
    Inc.,
    6.84%, 07/28/00(c)....   P2            10,000        9,948,700
    6.90%, 08/18/00(c)....   P2            10,000        9,908,000
    6.90%, 08/23/00(c)....   P2            15,000       14,847,625
  Bradford & Bingley
    Building Society,
    6.65%, 09/08/00.......   P1            22,249       21,965,418
  Citicorp,
    6.55%, 07/10/00(c)....   P1            15,000       14,975,438
    6.55%, 07/27/00(c)....   P1            25,176       25,056,904
    6.60%, 08/10/00.......   P1            23,000       22,831,333
  Cooper Industries, Inc.,
    7.05%, 07/05/00.......   P1            23,600       23,581,513
  Dexia CLF Finance Co.,
    6.58%, 07/20/00.......   P1             4,000        3,986,109
  Dow Chemical Co., Inc.,
    7.00%, 07/03/00.......   P1             6,500        6,497,472
  Dresdner U.S. Finance, Inc.,
    6.75%, 07/12/00.......   P1             1,100        1,097,731
  Du Pont (E. I.) De
    Nemours & Co., Inc.,
    7.00%, 07/05/00.......   P1             4,675        4,671,364
  Duke Capital Corp.,
    7.25%, 07/05/00(c)....   P2            40,000       39,967,776
  Enterprise Funding
    Corp.,
    6.60%, 07/19/00.......   P1             9,000        8,970,300
    6.61%, 08/23/00.......   P1            14,000       13,863,761
  Equitable Resources, Inc.,
    6.57%, 07/17/00.......   P1            10,000        9,970,800
    6.62%, 07/21/00.......   P1            13,500       13,450,350
  Falcon Asset
    Securitization Corp.,
    6.72%, 07/21/00(c)....   P1            20,000       19,925,333
  First National Bank
    Chicago,
    5.70%, 07/12/00.......   P1             3,000        2,997,604
  Ford Motor Credit Corp.,
    6.55%, 07/12/00.......   P1             3,100        3,093,796
  Fortis Funding LLC,
    6.70%, 07/13/00.......   P1            15,257       15,222,926
  Fortune Brands, Inc.,
    6.57%, 07/11/00.......   P1            11,900       11,878,283
  GE International Funding
    Corp.,
    6.52%, 07/17/00(c)....   P1            20,000       19,942,044

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  General Electric Capital
    Corp.,
    6.60%, 07/12/00.......   P1       $     3,100   $    3,093,748
    6.75%, 07/12/00.......   P1             4,000        3,991,750
    6.63%, 07/13/00.......   P1            12,100       12,073,259
  Goldman Sachs Group, Inc.,
    6.57%, 07/26/00.......                 24,000       23,890,500
  GTE Corp.,
    6.62%, 07/06/00.......   P1             1,293        1,291,811
    6.62%, 07/13/00.......   P1             9,662        9,640,679
    6.62%, 07/27/00.......   P1             2,400        2,388,525
    6.62%, 07/28/00.......   P1             1,600        1,592,056
    6.63%, 08/09/00(c)....   P1            10,000        9,928,172
  Heller Financial, Inc.
    6.75%, 07/21/00(c)....   P2            35,000       34,868,750
  Hertz Corp.,
    7.15%, 07/06/00.......   P1             1,200        1,198,808
  Homeside Lending, Inc.,
    6.55%, 07/18/00.......   P1            11,900       11,863,192
    6.62%, 07/27/00.......   P1            12,000       11,942,627
  ING America Insurance
    Holdings, Inc.,
    6.57%, 07/11/00.......   P1            11,900       11,878,283
  Invensys PLC,
    7.30%, 07/05/00(c)....   P1            15,900       15,887,102
  Keyspan Corp.,
    6.83%, 07/31/00(c)....   P2            30,000       29,829,250
  Morgan Stanley Dean
    Witter & Co.,
    6.58%, 07/27/00.......   P1            24,000       23,885,947
  Nike Inc.,
    6.60%, 07/28/00.......   P1             6,373        6,341,454
    6.60%, 08/04/00.......   P1             2,263        2,248,894
  Northern Rock PLC,
    6.60%, 07/14/00.......   P1            24,000       23,942,800
  Old Line Funding Corp.,
    6.62%, 08/01/00.......   P1             2,753        2,737,306
  Phillips Petroleum Co.,
    6.83%, 07/31/00(c)....   P2            40,000       39,772,333
  PNC Funding Corp.,
    6.63%, 07/24/00.......   P1            10,000        9,957,642
  Potomac Electric Power Co.,
    6.62%, 08/01/00.......   P1             2,900        2,883,468
  Preferred Receivables
    Funding Corp.,
    6.62%, 08/03/00.......   P1             1,900        1,888,470
  PSE&G Fuel Corp.,
    7.30%, 07/06/00(c)....   P2            40,000       40,000,000
  Santander Finance
    Delaware Inc.,
    6.62%, 09/05/00.......   P1             1,000          987,863
  Scotiabanc Inc.,
    6.62%, 07/26/00.......   P1            14,000       13,935,639
  Sweetwater Capital
    Corp.,
    6.63%, 07/24/00.......   P1             4,965        4,943,969

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B21

JUNE 30, 2000 (UNAUDITED)

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
  Target Corp.,
    7.50%, 07/05/00.......   P1       $     1,746   $    1,744,545
    6.64%, 08/07/00.......   P1            16,333       16,221,536
  Thunder Bay Funding,
    Inc.,
    6.60%, 07/06/00.......   P1             8,627        8,619,092
    6.60%, 07/07/00.......   P1             1,322        1,320,546
    6.60%, 07/10/00.......   P1             1,935        1,931,807
    6.60%, 07/17/00.......   P1             2,562        2,554,485
    6.60%, 07/24/00.......   P1             2,980        2,967,434
    6.62%, 08/03/00.......   P1             2,365        2,350,649
  TRW, Inc.,
    6.88%, 08/15/00(c)....   P2            17,000       16,853,800
  Triple-A-One Funding
    Corp.,
    7.00%, 07/07/00(c)....   P1             6,312        6,304,630
  United Technologies
    Corp.,
    6.60%, 07/27/00.......   P1             5,765        5,737,520
                                                    --------------
                                                       904,987,159
                                                    --------------
OTHER CORPORATE OBLIGATIONS -- 4.1%
  Advanta Corp.,
    7.50%, 08/28/00.......   B1            35,000       34,928,250
  Camden Property Trust,
    7.23%, 10/30/00.......  Baa2           22,000       21,960,400
  El Paso Energy Corp.,
    6.625%, 07/15/01......  Baa2            5,100        5,055,222
  Fort James Corp.,
    6.234%, 03/15/01(e)...  Baa2           10,000        9,909,300
  HRPT Properties Trust,
    7.521%, 07/10/00(e)...  Baa2              750          750,000
  ITT Corp.,
    6.25%, 11/15/00.......   Ba1            5,253        5,204,725
  KN Energy, Inc.,
    6.30, 03/01/01(e).....  Baa2           20,000       19,845,200
  Kroger Co., (The),
    6.34%, 06/01/01.......  Baa3            8,700        8,547,750
  Mallinckrodt, Inc.,
    6.30%, 03/15/01(e)....  Baa2            7,000        6,895,000
  MCN Investment Corp.,
    6.30%, 04/02/01(e)....  Baa3            8,250        8,119,650
  Raytheon Co.,
    5.95%, 03/15/01.......  Baa2            7,400        7,313,642
  Seagram (J.) & Sons,
    Inc.,
    5.79%, 04/15/01.......  Baa3           13,300       13,119,120
  Sovereign Bancorp,
    Sr. Notes,
    6.625%, 03/15/01......   Ba3            4,000        3,940,000
  TRW, Inc.,
    6.45%, 06/15/01.......  Baa1            9,700        9,554,500
  Waste Management, Inc.,
    6.125%, 07/15/01......   Ba1            8,000        7,725,760
                                                    --------------
                                                       162,868,519
                                                    --------------
REPURCHASE AGREEMENT -- 1.4%
  Joint Repurchase Agreement
    Account,
    6.49%, 07/03/00 (Note 5).......        57,017       57,017,000
                                                    --------------

                                       PRINCIPAL
                            MOODY'S     AMOUNT          VALUE
                            RATING       (000)         (NOTE 2)
                            -------   -----------   --------------
TIME DEPOSIT - EURODOLLAR -- 2.9%
  Dexia Bank, S.A.,
    (Cayman Islands)
    7.125%, 07/03/00(c)...   P1       $    66,000   $   66,000,000
  Suntrust Bank,
    7.00%, 07/13/00(c)....   P1            48,210       48,210,000
  Westdeutsche Landesbank
    Girozentrale,
    7.06%, 07/03/00.......   P1             1,800        1,800,000
                                                    --------------
                                                       116,010,000
                                                    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bills,
    5.64%, 09/21/00(d).............         1,700        1,678,161
    5.67%, 09/21/00(d).............         1,500        1,480,644
                                                    --------------
                                                         3,158,805
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,245,547,258)..........................    1,244,041,483
                                                    --------------
TOTAL INVESTMENTS -- 113.3%
  (cost $4,223,653,578; Note 6)..................    4,531,594,222
                                                    --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (f)...
                                                           336,413
                                                    --------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (13.3%)........................................     (533,746,183)
                                                    --------------
TOTAL NET ASSETS -- 100.0%.......................   $3,998,184,452
                                                    ==============

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   ADR     American Depository Receipt
   L.P.    Limited Partnership
   M.T.N.  Medium Term Note
   PLC     Public Limited Company (British Corporation)
   SA      Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $547,926,800; cash collateral of $549,263,308 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d) Security segregated as collateral for futures contracts.

(e) Mandatory put/call.

(f) Open futures contracts as of June 30, 2000 were as follows:

  NUMBER OF                            EXPIRATION    VALUE AT       VALUE AT      APPRECIATION/
  CONTRACTS             TYPE              DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
Long Position:
      83         U.S. T-Bond            Sept 00     $8,082,125     $ 8,079,531      $  (2,594)
      28         S&P 500 Index          Sept 00     10,464,000      10,276,700       (187,300)
     220         U.S. Treasury 5yr      Sept 00     21,505,313      21,783,438        278,125
      81         S&P 500 Index          Sept 00     29,837,875      29,729,025       (108,850)
     458         U.S. Treasury 5yr      Sept 00     44,785,688      45,349,157        563,469
                                                                                    ---------
                                                                                    $ 542,850
                                                                                    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B22

                           FLEXIBLE MANAGED PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 88.7%                         VALUE
                                       SHARES         (NOTE 2)
COMMON STOCKS -- 57.1%               -----------   --------------
ADVERTISING -- 0.1%
  Omnicom Group, Inc. .............       31,200   $    2,778,750
                                                   --------------
AEROSPACE/DEFENSE -- 0.4%
  Boeing Co. ......................      214,500        8,968,781
  GenCorp, Inc. ...................      140,000        1,120,000
  General Dynamics Corp.(d) .......       68,700        3,589,575
  Lockheed Martin Corp. ...........       48,900        1,213,331
  Northrop Grumman Corp. ..........        8,500          563,125
  Raytheon Co. (Class "B" Stock)...       40,600          781,550
  Titan Corp. .....................        3,900          174,525
  United Technologies Corp. .......       58,100        3,420,638
                                                   --------------
                                                       19,831,525
                                                   --------------
AIRLINES -- 0.1%
  AMR Corp. .......................      164,600        4,351,612
  Delta Airlines, Inc. ............       15,800          798,888
  Southwest Airlines Co. ..........       61,800        1,170,338
  US Airways Group, Inc.(a)........        8,700          339,300
                                                   --------------
                                                        6,660,138
                                                   --------------
AUTOS - CARS & TRUCKS -- 0.8%
  Borg-Warner Automotive, Inc. ....       77,800        2,732,725
  Cummins Engine Co., Inc. ........        4,700          128,075
  Dana Corp. ......................       83,650        1,772,334
  Delphi Automotive Systems
    Corp. .........................      253,054        3,685,099
  Ford Motor Co. ..................      321,700       13,833,100
  General Motors Corp. ............      176,234       10,232,587
  Genuine Parts Co.................       21,600          432,000
  Johnson Controls, Inc. ..........       10,000          513,125
  Navistar International
    Corp.(a).......................        9,000          279,562
  PACCAR, Inc. ....................       10,000          396,875
  Titan International, Inc. .......      200,000        1,062,500
  TRW, Inc. .......................       14,800          641,950
  Visteon Corp. ...................       42,121          510,719
                                                   --------------
                                                       36,220,651
                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.1%
  AmSouth Bancorp..................       41,500          653,625
  Associates First Capital
    Corp. .........................      137,390        3,065,514
  Banc One Corp. ..................      140,064        3,720,450
  Bank of New York Co., Inc. ......      164,900        7,667,850
  BankAmerica Corp. ...............      288,041       12,385,763
  BB&T Corp. ......................       43,400        1,036,175
  Capital One Financial............       24,900        1,111,163
  Charter One Financial, Inc. .....        3,000           69,000
  Chase Manhattan Corp. ...........      291,900       13,445,644
  Comerica, Inc. ..................       19,200          861,600
  Fifth Third Bancorp..............       36,000        2,277,000
  First Union Corp. ...............      119,700        2,970,056
  Firstar Corp. ...................      195,847        4,125,027
  Golden West Financial Corp. .....       28,500        1,163,156
  Huntington Bancshares, Inc. .....       29,392          464,761
  KeyCorp..........................       55,200          972,900
  Mellon Financial Corp. ..........       61,400        2,237,262
  National City Corp. .............       73,100        1,247,269
  Northern Trust Corp. ............       39,100        2,543,944
  PNC Bank Corp. ..................      137,400        6,440,625
  Providian Financial Corp. .......       95,400        8,586,000
  SouthTrust Corp. ................       19,000          429,875

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  State Street Corp. ..............       36,000   $    3,818,250
  Summit Bancorp(b)(d).............       21,300          524,513
  Suntrust Banks, Inc. ............       47,100        2,151,881
  U.S. Bancorp.....................      145,300        2,797,025
  Union Planters Corp. ............       18,000          502,875
  Wells Fargo & Co. ...............      357,900       13,868,625
                                                   --------------
                                                      101,137,828
                                                   --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals,
    Inc. ..........................       83,400        2,569,763
  Dow Chemical Co. ................      147,600        4,455,675
  Du Pont (E.I.) de Nemours &
    Co. ...........................      213,549        9,342,769
  Eastman Chemical Co. ............        9,800          467,950
  Engelhard Corp. .................       15,600          266,175
  FMC Corp.(a).....................        3,500          203,000
  Grace (W.R.) & Co.(a)............        8,000           97,000
  Great Lakes Chemical Corp. ......        6,400          201,600
  Hercules, Inc. ..................       11,700          164,531
  Material Sciences Corp.(a).......      255,600        2,556,000
  OM Group, Inc. ..................      223,200        9,820,800
  Praxair, Inc. ...................       57,100        2,137,681
  Rohm & Haas Co. .................       27,158          936,951
  Sigma-Aldrich Corp. .............       11,300          330,525
  Union Carbide Corp. .............       15,600          772,200
                                                   --------------
                                                       34,322,620
                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp.(a).................       84,000        1,176,000
  Convergys Corp. .................       42,500        2,204,687
  Deluxe Corp. ....................        9,000          212,063
  Electronic Data Systems Corp. ...       98,500        4,063,125
  Quintiles Transnational Corp. ...       13,100          185,038
                                                   --------------
                                                        7,840,913
                                                   --------------
COMPUTERS -- 3.6%
  Apple Computer, Inc.(a)(b).......       92,700        4,855,163
  Citrix Systems, Inc.(a)..........       19,900          376,856
  Compaq Computer Corp. ...........      208,361        5,326,228
  Dell Computer Corp.(a)...........      438,500       21,623,531
  EMC Corp.(a)(b)..................      470,736       36,217,251
  Gateway, Inc. ...................       38,500        2,184,875
  Hewlett-Packard Co.(d) ..........      230,600       28,796,175
  International Business Machines
    Corp.(d) ......................      308,100       33,756,206
  Network Appliance, Inc.(a).......       34,400        2,769,200
  Seagate Technology, Inc.(a)......       66,400        3,652,000
  Sun Microsystems, Inc.(a)........      355,600       32,337,375
                                                   --------------
                                                      171,894,860
                                                   --------------
COMPUTER SERVICES -- 7.2%
  3Com Corp.(a)....................       42,200        2,431,775
  Adaptec, Inc.(a).................       11,500          261,625
  Adobe Systems, Inc. .............       34,000        4,420,000
  America Online, Inc.(a)(d).......      519,800       27,419,450
  Autodesk, Inc. ..................        7,600          263,625
  Automatic Data Processing,
    Inc. ..........................      137,100        7,343,419
  BMC Software, Inc.(a)............       29,200        1,065,344
  Cabletron Systems, Inc.(a).......       25,600          646,400
  Cadence Design Systems,
    Inc.(a)........................        2,100           42,788

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B23

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
COMPUTER SERVICES (CONT'D.)
  Ceridian Corp.(a)................       18,600   $      447,563
  Cisco Systems, Inc.(a)...........    1,499,000       95,280,187
  Computer Associates
    International, Inc. ...........       71,700        3,670,144
  Computer Sciences Corp.(a)(d)....       20,000        1,493,750
  Compuware Corp.(a)...............       48,000          498,000
  Comverse Technology, Inc.(a).....       44,100        4,101,300
  First Data Corp. ................       89,000        4,416,625
  Fiserv, Inc. ....................       30,000        1,297,500
  Intuit, Inc.(a)..................       50,200        2,077,025
  Jabil Circuit, Inc.(a)...........       35,000        1,736,875
  Lexmark International Group,
    Inc.(a)........................       15,984        1,074,924
  Mercury Interactive Corp. .......        2,000          193,500
  Microchip Technology, Inc. ......       26,100        1,520,733
  Micron Technology, Inc. .........      108,400        9,545,975
  Microsoft Corp.(a)...............    1,005,800       80,464,000
  NCR Corp.(a).....................        7,600          295,925
  Networks Associates, Inc. .......       49,200        1,002,450
  Novell, Inc.(a)(d)...............       38,500          356,125
  Oracle Corp.(a)(d)...............      624,800       52,522,250
  Parametric Technology Corp.(a)...       31,500          346,500
  Peoplesoft, Inc.(a)..............      294,900        4,939,575
  Rational Software Corp.(a).......       17,900        1,663,581
  Sapient Corp. ...................        4,000          427,750
  Siebel Systems, Inc.(a)..........       19,000        3,107,687
  Symantec Corp. ..................       29,000        1,564,187
  VERITAS Software Corp.(a)(d).....       78,700        8,894,330
  Yahoo, Inc.(d) ..................      127,700       15,818,837
                                                   --------------
                                                      342,651,724
                                                   --------------
CONSTRUCTION -- 0.2%
  Armstrong Holdings, Inc. ........        5,800           88,813
  Centex Corp. ....................        7,000          164,500
  Fluor Corp. .....................        9,800          309,925
  Kaufman & Broad Home Corp. ......        6,400          126,800
  Pulte Corp. .....................        6,900          149,212
  Standard Pacific Corp. ..........      597,500        5,975,000
  Vulcan Materials Co. ............       11,200          478,100
  Webb (Del E.) Corp. .............      189,200        2,897,125
                                                   --------------
                                                       10,189,475
                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. ......................        2,700           86,906
  Bemis Co., Inc. .................        6,600          221,925
  Crown Cork & Seal Co., Inc. .....      100,400        1,506,000
  Owens-Illinois, Inc. ............      144,200        1,685,337
  Pactiv Corp. ....................       21,500          169,313
  Sealed Air Corp. ................       10,900          570,888
                                                   --------------
                                                        4,240,369
                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B"
    Stock).........................        6,200          189,488
  Avon Products, Inc. .............       28,700        1,277,150
  Colgate-Palmolive Co. ...........      136,700        8,184,913
  Gillette Co. ....................      262,200        9,160,612

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
COSMETICS & SOAPS (CONT'D.)
  International Flavors &
    Fragrances, Inc. ..............       10,300   $      310,931
  Procter & Gamble Co..............      159,900        9,144,281
                                                   --------------
                                                       28,267,375
                                                   --------------
DIVERSIFIED OPERATIONS -- 2.9%
  Corning, Inc. ...................       34,000        9,175,750
  Fortune Brands, Inc. ............       18,300          422,044
  General Electric Co.(d) .........    2,149,100      113,902,300
  Perkinelmer, Inc. ...............        6,100          403,362
  Smith (A.O.) Corp. ..............      433,350        9,073,266
  Unilever N. V....................       95,042        4,086,806
                                                   --------------
                                                      137,063,528
                                                   --------------
DRUGS & MEDICAL SUPPLIES -- 5.2%
  Abbott Laboratories..............      284,000       12,655,750
  Allergan, Inc. ..................       16,100        1,199,450
  ALZA Corp.(a)....................       12,500          739,063
  Amgen, Inc.(a)...................      240,800       16,916,200
  Bard (C.R.), Inc. ...............        5,900          283,938
  Bausch & Lomb, Inc. .............        7,200          557,100
  Baxter International, Inc. ......       35,400        2,489,063
  Becton Dickinson & Co. ..........       31,500          903,656
  Biogen, Inc.(a)..................       16,000        1,032,000
  Biomet, Inc.(a)..................       14,500          557,344
  Boston Scientific Corp.(a).......       52,700        1,156,106
  Cardinal Health, Inc.(b)(d)......      142,850       10,570,900
  Forest Laboratories, Inc. .......       28,700        2,898,700
  Guidant Corp.(d) ................       37,800        1,871,100
  Johnson & Johnson................      320,900       32,691,687
  Lilly (Eli) & Co.(d) ............      250,600       25,028,675
  Mallinckrodt, Inc. ..............        7,500          325,781
  Medimmune, Inc.(a)...............       11,000          814,000
  Medtronic, Inc. .................      146,000        7,272,625
  Merck & Co., Inc. ...............      516,700       39,592,137
  Minimed, Inc. ...................        9,600        1,132,800
  PE Corp. ........................       64,100        4,222,588
  Pfizer, Inc. ....................    1,251,925       60,092,400
  Pharmacia & Upjohn, Inc.(d) .....      155,004        8,011,769
  Schering-Plough Corp. ...........      279,300       14,104,650
  St. Jude Medical, Inc.(a)........        9,500          435,813
  Watson Pharmaceuticals,
    Inc.(a)........................       11,200          602,000
                                                   --------------
                                                      248,157,295
                                                   --------------
ELECTRICAL EQUIPMENT
  American Power Conversion Co. ...        3,000          122,438
                                                   --------------
ELECTRONICS -- 1.9%
  Advanced Micro Devices,
    Inc.(a)........................       45,800        3,538,050
  Agilent Technologies, Inc. ......       46,931        3,461,161
  Altera Corp.(a)..................       49,200        5,015,325
  Analog Devices, Inc.(a)..........       87,300        6,634,800
  Atmel Corp.(a)...................       88,000        3,245,000
  Belden, Inc. ....................      199,900        5,122,437
  Emerson Electric Co. ............       96,300        5,814,112
  Florida Progress Corp. ..........        9,100          426,563
  Litton Industries, Inc. .........        6,700          281,400
  LSI Logic Corp.(a)(d)............      127,400        6,895,525
  Maxim Integrated Products,
    Inc.(a)........................       22,000        1,494,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B24

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
ELECTRONICS (CONT'D.)
  Molex, Inc. .....................       22,600   $    1,087,625
  Novellus Systems, Inc.(a)........       96,900        5,480,906
  Pinnacle West Capital Corp. .....        6,400          216,800
  PPL Corp. .......................       16,600          364,163
  Rockwell International Corp. ....       21,600          680,400
  Sanmina Corp. ...................       71,000        6,070,500
  Sawtek, Inc.(a)..................       37,100        2,135,569
  Solectron Corp.(a)(d)............       69,700        2,918,687
  Tektronix, Inc. .................        6,600          488,400
  Teradyne, Inc.(a)................       53,600        3,939,600
  Texas Instruments, Inc. .........      344,500       23,662,844
  Thomas & Betts Corp. ............        5,900          112,838
                                                   --------------
                                                       89,087,330
                                                   --------------
FINANCIAL SERVICES -- 3.7%
  American Express Co. ............      306,200       15,960,675
  Bear Stearns Companies, Inc. ....       14,458          601,814
  Charles Schwab Corp.(d) .........      150,750        5,068,969
  Citigroup, Inc. .................      752,276       45,324,629
  Countrywide Mortgage Investments,
    Inc. ..........................       13,900          421,344
  Dun & Bradstreet Corp. ..........       20,100          575,363
  Equifax, Inc. ...................       17,100          448,875
  Federal Home Loan Mortgage
    Corp. .........................      159,200        6,447,600
  Federal National Mortgage
    Association....................      233,000       12,159,687
  Fleetboston Financial Corp. .....      203,551        6,920,734
  Franklin Resource, Inc. .........       30,700          932,512
  Goldman Sachs Group, Inc. .......       20,400        1,935,450
  H&R Block, Inc. .................       11,400          369,075
  Household International, Inc. ...       97,792        4,064,480
  Lehman Brothers Holdings,
    Inc. ..........................       71,500        6,761,219
  MBNA Corp. ......................      316,000        8,571,500
  Merrill Lynch & Co., Inc.(d) ....      117,000       13,455,000
  Morgan (J.P.) & Co., Inc. .......       73,000        8,039,125
  Morgan Stanley Dean Witter &
    Co. ...........................      292,590       24,358,117
  Old Kent Financial Corp. ........       10,920          292,110
  PaineWebber Group, Inc. .........       52,400        2,384,200
  Paychex, Inc. ...................       45,075        1,893,150
  Regions Financial Corp. .........       23,900          475,013
  SLM Holding Corp. ...............       18,900          707,569
  Synovus Financial Corp. .........       35,300          622,163
  T. Rowe Price & Associates,
    Inc. ..........................       11,000          467,500
  Washington Mutual, Inc. .........      247,636        7,150,489
                                                   --------------
                                                      176,408,362
                                                   --------------
FOOD & BEVERAGE -- 1.7%
  Anheuser-Busch Companies,
    Inc.(d)........................      111,700        8,342,594
  Archer-Daniels-Midland Co. ......       69,460          681,576
  Bestfoods........................       33,500        2,319,875
  Brown-Forman Corp. (Class "B"
    Stock).........................        8,500          456,875
  Campbell Soup Co. ...............       51,300        1,494,112
  Coca-Cola Co. ...................      438,700       25,197,831
  Coca-Cola Enterprises,
    Inc.(d) .......................       50,600          825,413
  ConAgra, Inc. ...................       60,900        1,160,906

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
FOOD & BEVERAGE (CONT'D.)
  Coors (Adolph) Co. (Class "B"
    Stock).........................        5,000   $      302,500
  General Mills, Inc.(d) ..........       50,300        1,923,975
  Heinz (H.J.) & Co. ..............       48,200        2,108,750
  Hershey Foods Corp. .............       16,500          800,250
  Kellogg Co.(d) ..................       50,700        1,508,325
  Nabisco Group Holding Corp. .....      143,700        3,727,219
  PepsiCo, Inc. ...................      346,700       15,406,481
  Quaker Oats Co. .................       16,000        1,202,000
  Ralston-Ralston Purina
    Group(d).......................       38,600          769,588
  Sara Lee Corp. ..................      109,200        2,108,925
  Seagram Co., Ltd. ...............       92,900        5,388,200
  Starbucks Corp. .................        3,000          114,563
  Sysco Corp. .....................       46,100        1,941,962
  Whitman Corp. ...................       26,300          325,463
  Wrigley (William) Jr. Co. .......       13,900        1,114,606
                                                   --------------
                                                       79,221,989
                                                   --------------
FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp. .............       57,900        1,498,162
  Fort James Corp. ................       27,100          626,688
  Georgia-Pacific Corp.(d) ........       84,000        2,205,000
  International Paper Co. .........      130,981        3,904,871
  Kimberly-Clark Corp. ............      120,300        6,902,212
  Louisiana-Pacific Corp. .........      245,600        2,670,900
  Mead Corp. ......................       13,200          333,300
  Potlatch Corp. ..................        3,700          122,563
  Temple-Inland, Inc. .............        7,100          298,200
  Westvaco Corp. ..................       11,900          295,269
  Weyerhaeuser Co. ................       34,400        1,479,200
  Willamette Industries, Inc. .....       60,600        1,651,350
                                                   --------------
                                                       21,987,715
                                                   --------------
GAS PIPELINES -- 0.2%
  Cinergy Corp. ...................       20,700          526,556
  Columbia Gas System, Inc.(a).....       10,500          689,062
  El Paso Energy Corp. ............       64,500        3,285,469
  Peoples Energy Corp. ............        5,700          184,538
  Sempra Energy....................       27,573          468,741
  Williams Companies, Inc. ........       52,300        2,180,256
                                                   --------------
                                                        7,334,622
                                                   --------------
HOSPITAL MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare Co. .....       68,700        2,086,763
  Healthsouth Corp.(a).............       55,000          395,313
  Humana, Inc.(a)..................      211,600        1,031,550
  IMS Health, Inc. ................       36,900          664,200
  Manor Care, Inc. ................       13,300           93,100
  Mckesson HBOC, Inc.(d) ..........       33,881          709,383
  Service Corp. International......    1,001,500        3,192,281
  Shared Medical Systems Corp. ....        3,200          233,400
  Tenet Healthcare Corp.(a)........      113,200        3,056,400
  UnitedHealth Group, Inc.(d) .....      107,200        9,192,400
  Wellpoint Health Networks,
    Inc. ..........................        6,000          434,625
                                                   --------------
                                                       21,089,415
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B25

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
HOUSEHOLD & PERSONAL CARE PRODUCTS
  Clorox Co. ......................       28,300   $    1,268,194
  Leggett & Platt, Inc. ...........       15,800          260,700
                                                   --------------
                                                        1,528,894
                                                   --------------
HOUSING RELATED -- 0.3%
  Lowe's Companies, Inc. ..........      209,200        8,590,275
  Masco Corp. .....................       52,300          944,669
  Maytag Corp. ....................       13,500          497,812
  Newell Rubbermaid, Inc...........       36,155          930,991
  Owens Corning....................      117,500        1,086,875
  Stanley Works....................       13,600          323,000
  Tupperware Corp. ................        9,900          217,800
  Whirlpool Corp. .................        9,900          461,588
                                                   --------------
                                                       13,053,010
                                                   --------------
INSURANCE -- 2.1%
  Aetna, Inc. .....................       49,800        3,196,537
  Allstate Corp. ..................      306,200        6,812,950
  American General Corp.(d) .......       44,300        2,702,300
  American International Group,
    Inc. ..........................      342,778       40,276,415
  Aon Corp.(d).....................       29,650          921,003
  Berkley (W.R.) Corp. ............       75,000        1,406,250
  Chubb Corp. .....................       88,800        5,461,200
  CIGNA Corp. .....................       20,700        1,935,450
  Cincinnati Financial Corp. ......       20,200          635,038
  Conseco, Inc.(d) ................       41,587          405,473
  ITT Hartford Group, Inc. ........       37,600        2,103,250
  Jefferson-Pilot Corp. ...........       13,400          756,263
  Lincoln National Corp. ..........       22,300          805,588
  Marsh & McLennan Companies,
    Inc. ..........................       34,100        3,561,319
  MBIA, Inc. ......................       12,100          583,069
  MGIC Investment Corp.............       13,300          605,150
  Progressive Corp. ...............        9,400          695,600
  Reinsurance Group of America,
    Inc. ..........................      642,800       19,364,350
  SAFECO Corp. ....................       79,900        1,588,012
  St. Paul Companies, Inc. ........       25,900          883,837
  Torchmark Corp. .................       74,800        1,846,625
  UnumProvident Corp. .............       27,270          547,104
  Wachovia Corp.(d) ...............       23,800        1,291,150
                                                   --------------
                                                       98,383,933
                                                   --------------
LEISURE -- 0.2%
  Brunswick Corp. .................       11,200          185,500
  Carnival Corp. (Class "A"
    Stock).........................       75,700        1,476,150
  Harrah's Entertainment,
    Inc.(a)........................       16,400          343,375
  Hasbro, Inc. ....................       23,500          353,969
  Hilton Hotels Corp. .............       44,600          418,125
  Loews Corp. .....................       41,900        2,514,000
  Marriott International, Inc.
    (Class "A" Stock)..............       31,200        1,125,150
  Mattel, Inc. ....................       53,400          704,212
                                                   --------------
                                                        7,120,481
                                                   --------------
MACHINERY -- 0.7%
  Briggs & Stratton Corp. .........        3,300          113,025
  Caterpillar, Inc. ...............       60,700        2,056,212

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
MACHINERY (CONT'D.)
  Cooper Industries, Inc. .........       12,900   $      420,056
  Deere & Co. .....................      164,200        6,075,400
  Dover Corp. .....................       25,800        1,046,513
  Eaton Corp. .....................        9,300          623,100
  Harley-Davidson, Inc. ...........       38,000        1,463,000
  IDEX Corp. ......................      234,900        7,414,031
  Ingersoll-Rand Co. ..............       61,400        2,471,350
  Milacron, Inc. ..................        6,400           92,800
  Parker Hannifin Corp. ...........       78,400        2,685,209
  Snap-On, Inc. ...................        7,100          189,038
  Thermo Electron Corp.(a).........       17,600          370,700
  Timken Co. ......................       10,200          189,975
  United Dominion Industries Ltd.
    (Canada).......................      468,100        7,957,700
                                                   --------------
                                                       33,168,109
                                                   --------------
MANUFACTURING -- 0.5%
  Danaher Corp. ...................       18,100          894,819
  Donaldson Co., Inc. .............      173,100        3,418,725
  Honeywell, Inc. .................      187,512        6,316,810
  Illinois Tool Works, Inc. .......       34,500        1,966,500
  Southdown, Inc. .................          100            5,775
  Tyco International Ltd. .........      209,866        9,942,402
  York International Corp. ........          300            7,575
                                                   --------------
                                                       22,552,606
                                                   --------------
MEDIA -- 1.9%
  Clear Channel Communications,
    Inc.(a)(d).....................       41,700        3,127,500
  Comcast Corp. (Special Class "A"
    Stock).........................      225,500        9,132,750
  Dow Jones & Co., Inc. ...........       10,700          783,775
  Gannett Co., Inc. ...............       44,000        2,631,750
  Interpublic Group of Companies,
    Inc. ..........................       34,600        1,487,800
  Knight-Ridder, Inc...............       40,600        2,159,413
  McGraw-Hill, Inc. ...............       23,400        1,263,600
  Mediaone Group, Inc.(d)..........       75,400        4,985,825
  Meredith Corp. ..................        4,600          155,250
  New York Times Co. (Class "A"
    Stock).........................       22,600          892,700
  R.R. Donnelley & Sons, Co. ......      219,400        4,950,212
  Time Warner, Inc.(d) ............      291,900       22,184,400
  Tribune Co. .....................       41,500        1,452,500
  Viacom, Inc. (Class "B"
    Stock)(a)......................      248,438       16,940,366
  Walt Disney Co.(d) ..............      464,500       18,028,406
                                                   --------------
                                                       90,176,247
                                                   --------------
METAL - STEEL -- 0.1%
  Allegheny Teldyne, Inc. .........       12,650          227,700
  Bethlehem Steel Corp.(a).........       20,700           73,744
  Nucor Corp. .....................       11,800          391,613
  USX Corp. -- U.S. Steel Group....      121,000        2,246,062
  Worthington Industries, Inc. ....        9,700          101,850
                                                   --------------
                                                        3,040,969
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B26

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
METALS-NON FERROUS -- 0.2%
  Alcan Aluminum Ltd.(d) ..........       26,100   $      809,100
  Alcoa, Inc. .....................      293,488        8,511,152
  I Ltd. ..........................       23,000          353,625
                                                   --------------
                                                        9,673,877
                                                   --------------
MINERAL RESOURCES
  Homestake Mining Co. ............       34,300          235,812
  Phelps Dodge Corp. ..............       10,953          407,315
                                                   --------------
                                                          643,127
                                                   --------------
MISCELLANEOUS BASIC INDUSTRY -- 0.1%
  Crane Co. .......................        7,600          184,775
  Ecolab, Inc. ....................       14,500          566,406
  ITT Industries, Inc. ............       11,300          343,238
  Millipore Corp. .................        6,000          452,250
  Pall Corp. ......................       17,200          318,200
  PPG Industries, Inc. ............       20,400          903,975
  Textron, Inc. ...................       18,600        1,010,212
  W.W. Grainger, Inc. .............       11,200          345,100
  Wolverine Tube, Inc.(a)..........        2,300           39,100
                                                   --------------
                                                        4,163,256
                                                   --------------
MISCELLANEOUS CONSUMER GROWTH -- 0.2%
  American Greetings Corp. (Class
    "A" Stock).....................        7,300          138,700
  Black & Decker Corp. ............       11,100          436,369
  Minnesota Mining & Manufacturing
    Co.(d).........................       90,500        7,466,250
  SMM Trust........................        5,600          320,250
                                                   --------------
                                                        8,361,569
                                                   --------------
OFFICE EQUIPMENT & SUPPLIES -- 0.1%
  Avery Dennison Corp. ............       13,600          912,900
  Office Depot, Inc.(a)............       44,700          279,375
  Pitney Bowes, Inc. ..............       33,600        1,344,000
  Staples, Inc.(a).................       60,000          922,500
  Unisys Corp.(a)..................       36,600          532,988
  Xerox Corp. .....................       80,900        1,678,675
                                                   --------------
                                                        5,670,438
                                                   --------------
OIL & GAS -- 3.5%
  Amerada Hess Corp. ..............       10,400          642,200
  Anadarko Petroleum Corp.(d) .....       15,300          754,481
  Ashland Oil, Inc. ...............        8,700          305,044
  Burlington Resources, Inc. ......       24,500          937,125
  Chevron Corp. ...................      150,500       12,764,281
  Coastal Corp. ...................       55,200        3,360,300
  Conoco, Inc. (Class "B" Stock)...      106,224        2,609,127
  Eastern Enterprises, Inc. .......        3,300          207,900
  Exxon Mobil Corp. ...............      763,158       59,907,903
  Kerr-McGee Corp. ................       12,409          731,355
  McDermott International, Inc. ...    1,475,600       13,003,725
  NICOR, Inc. .....................        5,000          163,125
  Occidental Petroleum Corp. ......       44,100          928,856
  PG&E Corp. ......................      110,900        2,730,913
  Phillips Petroleum Co. ..........      133,000        6,741,438
  Pioneer Natural Resources
    Co.(a).........................      686,431        8,751,995
  Royal Dutch Petroleum Co. .......      476,400       29,328,375
  Sunoco, Inc. ....................       11,100          326,756

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
OIL & GAS (CONT'D.)
  Texaco, Inc.(d) .................      218,800   $   11,651,100
  Transocean Sedco Forex, Inc. ....       26,235        1,401,933
  Union Pacific Resources Group,
    Inc. ..........................       32,200          708,400
  Unocal Corp. ....................       30,800        1,020,250
  USX- Marathon Corp. .............      132,100        3,310,756
  Western Gas Resources, Inc. .....      262,800        5,518,800
                                                   --------------
                                                      167,806,138
                                                   --------------
OIL & GAS DRILLING -- 0.1%
  Global Marine, Inc.(a)...........       67,600        1,905,475
  Nabors Industries, Inc. .........       42,100        1,749,781
                                                   --------------
                                                        3,655,256
                                                   --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp. ....................       59,100        3,475,819
  Baker Hughes, Inc. ..............       79,140        2,532,480
  BJ Services Co. .................       42,300        2,643,750
  Enron Corp. .....................      126,800        8,178,600
  ENSCO International, Inc. .......       39,500        1,414,594
  Halliburton Co. .................       55,300        2,609,469
  ONEOK, Inc. .....................        5,000          129,688
  Rowan Companies, Inc.(a).........       13,900          422,212
  Schlumberger Ltd.................       71,600        5,343,150
  Smith International, Inc.(a).....       36,500        2,657,656
  Tosco Corp. .....................       12,200          345,412
                                                   --------------
                                                       29,752,830
                                                   --------------
PHARMACEUTICALS -- 0.8%
  American Home Products Corp. ....      159,400        9,364,750
  Bristol-Myers Squibb Co. ........      449,600       26,189,200
                                                   --------------
                                                       35,553,950
                                                   --------------
PHOTOGRAPHY -- 0.1%
  Eastman Kodak Co. ...............       62,800        3,736,600
  Polaroid Corp. ..................        3,700           66,831
                                                   --------------
                                                        3,803,431
                                                   --------------
PRECIOUS METALS
  Barrick Gold Corp. (ADR)
    (Canada).......................       46,900          852,994
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)......       22,100          204,425
  Newmont Mining Corp. ............       20,600          445,475
  Placer Dome, Inc. ...............       39,600          378,675
                                                   --------------
                                                        1,881,569
                                                   --------------
PROFESSIONAL SERVICES
  CSG Systems International,
    Inc. ..........................       12,500          700,781
                                                   --------------
PUBLISHING
  Houghton Mifflin Co. ............          300           14,006
                                                   --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe
    Corp. .........................       56,500        1,295,969
  CSX Corp. .......................       25,900          548,756
  Kansas City Southern Industries,
    Inc. ..........................       61,800        5,480,887
  Norfolk Southern Corp. ..........       48,900          727,388
  Union Pacific Corp. .............       29,400        1,093,312
                                                   --------------
                                                        9,146,312
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B27

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
RESTAURANTS -- 0.1%
  Darden Restaurants, Inc. ........       13,400   $      217,750
  McDonald's Corp.(d) .............      164,800        5,428,100
  Tricon Global Restaurants,
    Inc.(a)........................       20,100          567,825
  Wendy's International, Inc. .....       15,700          279,656
                                                   --------------
                                                        6,493,331
                                                   --------------
RETAIL -- 3.0%
  Albertson's, Inc. ...............       55,361        1,840,753
  AutoZone, Inc.(a)................       16,000          352,000
  Bed Bath & Beyond, Inc.(a).......      116,000        4,205,000
  Best Buy Co., Inc.(a)............      133,900        8,469,175
  Charming Shoppes, Inc.(a)........      144,200          734,519
  Circuit City Stores, Inc. .......       25,200          836,325
  Consolidated Stores Corp.(a).....       13,100          157,200
  Costco Wholesale Corp.(b)........       53,400        1,762,200
  CVS Corp. .......................       48,500        1,940,000
  Dillard's, Inc. .................       75,900          929,775
  Dollar General Corp. ............       41,500          809,250
  Dollar Tree Stores, Inc.(a)......        4,500          178,031
  Federated Department Stores,
    Inc.(a)(d).....................       25,700          867,375
  Great Atlantic & Pacific Tea Co.,
    Inc. ..........................        5,200           86,450
  Harcourt General, Inc. ..........        8,100          440,438
  Home Depot, Inc. ................      375,950       18,774,003
  IKON Office Solutions, Inc. .....       21,800           84,475
  J.C. Penney Co., Inc. ...........       33,800          623,188
  Kmart Corp.(a)(d)................      271,800        1,851,637
  Kohl's Corp.(a)..................      152,100        8,460,562
  Kroger Co.(a)....................      103,500        2,283,469
  Liz Claiborne, Inc. .............        8,000          282,000
  Longs Drug Stores, Inc. .........        4,300           93,525
  May Department Stores Co. .......       40,050          961,200
  Nike, Inc. ......................       44,600        1,775,637
  Nordstrom, Inc. .................       17,400          419,775
  Radioshack Corp. ................       23,800        1,127,525
  Reebok International Ltd. .......        9,100          145,031
  Rite Aid Corp.(d) ...............       31,600          207,375
  Safeway, Inc.(a).................       61,400        2,770,675
  Sears, Roebuck & Co.(d) .........      139,400        4,547,925
  Sherwin-Williams Co. ............       22,500          476,719
  Supervalu, Inc. .................       15,300          291,656
  Target Corp. ....................       95,200        5,521,600
  The Gap, Inc. ...................      102,900        3,215,625
  The Limited, Inc. ...............      188,680        4,080,205
  Tiffany & Co. ...................        1,000           67,500
  TJX Companies, Inc. .............       35,800          671,250
  Toys 'R' Us, Inc.(a).............      128,700        1,874,194
  Wal-Mart Stores, Inc.............      970,800       55,942,350
  Walgreen Co. ....................      122,800        3,952,625
  Winn-Dixie Stores, Inc. .........       19,500          279,094
                                                   --------------
                                                      144,389,311
                                                   --------------
RUBBER -- 0.1%
  B.F. Goodrich Co. ...............       14,000          476,875
  Cooper Tire & Rubber Co. ........        8,600           95,675
  Goodyear Tire & Rubber Co. ......       80,000        1,600,000
                                                   --------------
                                                        2,172,550
                                                   --------------

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
SEMICONDUCTORS -- 2.9%
  Applied Materials, Inc.(a)(d)....      235,200   $   21,315,000
  Conexant Systems, Inc. ..........       23,200        1,128,100
  Intel Corp. .....................      715,700       95,680,144
  KLA Instruments Corp.(a).........       22,000        1,288,375
  Linear Technology Corp. .........       75,500        4,827,281
  MIPS Technologies, Inc. .........        4,351          167,529
  National Semiconductor
    Corp.(a).......................       35,900        2,037,325
  Semtech Corp.(a).................       14,700        1,124,320
  Vitesse Semiconductor Corp.(a)...       64,300        4,730,069
  Xilinx, Inc.(a)..................       80,400        6,638,025
                                                   --------------
                                                      138,936,168
                                                   --------------
TELECOMMUNICATIONS -- 5.5%
  ADC Telecommunications,
    Inc.(a)(d).....................       79,600        6,676,450
  AFLAC, Inc. .....................       33,200        1,525,125
  Alltel Corp. ....................       49,900        3,090,681
  Andrew Corp.(a)..................       12,300          412,819
  AT&T Corp. ......................      625,072       19,767,902
  Bell Atlantic Corp.(d) ..........      369,700       18,785,381
  BellSouth Corp. .................      439,200       18,720,900
  Broadcom Corp.(a)................        4,000          799,930
  CenturyTel, Inc. ................       14,500          416,875
  Global Crossing Ltd. ............       90,960        2,393,385
  GTE Corp. .......................      120,400        7,494,900
  Lucent Technologies, Inc. .......      542,630       32,150,828
  MCI Worldcom, Inc. ..............      391,255       17,948,823
  Motorola, Inc.(d) ...............      360,205       10,468,458
  Nextel Communications, Inc.
    (Class "A" Stock)(a)(b)........       88,800        5,433,450
  Nortel Networks Corp.............      649,200       44,307,900
  Polycom, Inc. ...................       16,400        1,543,138
  Powerwave Technologies, Inc. ....       51,300        2,257,200
  Qualcomm, Inc....................       91,500        5,490,000
  SBC Communications, Inc. ........      783,350       33,879,887
  Scientific-Atlanta, Inc. ........       28,300        2,108,350
  Sprint Corp. ....................      219,000       11,169,000
  Sprint Corp. (PCS Group)(d)......      105,300        6,265,350
  Tellabs, Inc.(a).................       50,100        3,428,719
  US West, Inc. ...................       62,641        5,371,466
                                                   --------------
                                                      261,906,917
                                                   --------------
TEXTILES
  National Service Industries,
    Inc. ..........................        4,900           95,550
  Russell Corp. ...................        5,900          118,000
  Springs Industries, Inc. ........        3,300          105,600
  VF Corp. ........................       16,700          397,669
                                                   --------------
                                                          716,819
                                                   --------------
TOBACCO -- 0.3%
  Philip Morris Companies, Inc. ...      369,200        9,806,875
  R.J. Reynolds Tobacco Holdings,
    Inc. ..........................      127,233        3,554,572
  UST, Inc. .......................       21,800          320,187
                                                   --------------
                                                       13,681,634
                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B28

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                          SHARES         (NOTE 2)
(CONTINUED)                          -----------   --------------
TRUCKING & SHIPPING -- 0.1%
  Federal Express Corp.(a).........       36,100   $    1,371,800
  Ryder System, Inc. ..............        4,700           89,006
  Sabre Group Holdings, Inc. ......       73,547        2,096,090
  Yellow Corp.(a)..................      153,500        2,264,125
                                                   --------------
                                                        5,821,021
                                                   --------------
UTILITIES - ELECTRIC -- 0.8%
  AES Corp.(a)(d)..................       50,200        2,290,375
  Ameren Corp......................       15,500          523,125
  American Electric Power Co.,
    Inc.(d)........................       40,980        1,214,032
  Calpine Corp.(a).................       43,900        2,886,425
  CMS Energy Corp. ................       16,200          358,425
  Consolidated Edison, Inc. .......       25,900          767,288
  Constellation Energy Group.......       18,800          612,175
  CP&L Energy, Inc. ...............       18,400          587,650
  Dominion Resources, Inc. ........       29,018        1,244,147
  DTE Energy Co.(d) ...............       17,000          519,563
  Duke Energy Corp. ...............      177,700       10,017,837
  Edison International.............       42,800          877,400
  Entergy Corp. ...................      117,110        3,183,928
  FirstEnergy Corp.(a).............       29,000          677,875
  FPL Group, Inc. .................       22,100        1,093,950
  GPU, Inc. .......................       13,400          362,638
  New Century Energies, Inc. ......       15,000          450,000
  Niagara Mohawk Holdings,
    Inc.(a)........................       24,300          338,681
  Northern States Power Co. .......       19,900          401,731
  PECO Energy Co. .................       87,500        3,527,344
  Public Service Enterprise Group,
    Inc. ..........................       27,100          938,338
  Reliant Energy, Inc. ............       37,400        1,105,637
  Southern Co......................      136,100        3,172,831
  TXU Corp. .......................       35,900        1,059,050
  Unicom Corp. ....................       25,800          998,137
                                                   --------------
                                                       39,208,582
                                                   --------------
WASTE MANAGEMENT
  Allied Waste Industries,
    Inc.(a)........................       19,000          190,000
  Waste Management, Inc. ..........       70,535        1,340,165
                                                   --------------
                                                        1,530,165
                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,353,527,383).........................    2,711,216,209
                                                   --------------
PREFERRED STOCK -- 0.5%
FINANCIAL SERVICES
  Central Hispano Eurocapital (cost
    $25,440,000),..................        1,000       25,000,000
                                                   --------------
WARRANT
  Mexico Debenture (cost $0).......       31,074                0
                                                   --------------

                                          PRINCIPAL
                             MOODY'S       AMOUNT          VALUE
LONG-TERM                    RATING         (000)         (NOTE 2)
BONDS -- 31.1%             -----------   -----------   --------------
AEROSPACE -- 0.1%
 Northrop Grumman Corp.,
   7.88%, 03/01/26......    Baa3         $     5,300   $    5,023,817
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
AIRLINES -- 1.4%
 Continental Airlines,
   Inc.,
   7.46%, 04/01/15......     Aa3         $     8,260   $    7,907,532
 Delta Airlines, Inc.,
   7.90%, 12/15/09(d)...    Baa3              23,800       22,243,480
 United Airlines, Inc.,
   10.67%, 05/01/04.....    Baa3              19,500       19,835,205
   11.21%, 05/01/14.....    Baa3              17,500       18,040,400
                                                       --------------
                                                           68,026,617
                                                       --------------
AUTOMOBILES & TRUCKS -- 0.5%
 Lear Corp.,
   7.96%, 05/15/05(d)...     Ba1              11,740       10,918,200
 Navistar International
   Corp.,
   7.00%, 02/01/03......    Baa3              11,500       10,982,500
   8.00%, 02/01/08(d)...     Ba2               2,360        2,165,300
                                                       --------------
                                                           24,066,000
                                                       --------------
BANKS AND SAVINGS & LOANS -- 1.1%
 Bank of Nova Scotia,
   (Canada),
   6.50%, 07/15/07......     A1                5,400        5,103,000
 Bank Tokyo Mitsubishi
   Ltd.,
   8.40%, 04/15/10......     A3                2,500        2,525,750
 Chase Manhattan Corp.,
   7.88%, 06/15/10......     A1                1,000          998,000
 Key Bank NA,
   5.80%, 04/01/04......     Aa3              20,000       18,900,000
 National Australia
   Bank,
   6.40%, 12/10/07......     A1                8,700        8,580,375
 Sanwa Finance Aruba,
   8.35%, 07/15/09......    Baa1               7,120        7,088,387
 Sovereign Bancorp,
   10.25%,
   05/15/04(d)..........     Ba3               2,670        2,632,861
   10.50%,
     11/15/06(d)........     Ba3               3,955        3,955,000
                                                       --------------
                                                           49,783,373
                                                       --------------
CONSULTING -- 0.5%
 Comdisco, Inc.,
   6.32%, 11/27/00......    Baa1              19,000       18,913,360
   6.38%, 11/30/01......    Baa1               2,700        2,612,493
                                                       --------------
                                                           21,525,853
                                                       --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.3%
 British Sky
   Broadcasting, Inc.,
   6.88%, 02/23/09......    Baa3               2,090        1,836,086
 Cox Communications,
   Inc.,
   6.94%, 10/01/01......    Baa2               4,000        3,988,840
 CSC Holdings, Inc.,
   7.88%, 12/15/07......     Ba1               3,025        2,926,778
   7.25%, 07/15/08......     Ba1               5,500        5,084,475

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B29

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Rogers Cablesystems,
    Inc., (Canada),
    10.00%, 03/15/05....     Ba1         $     2,000   $    2,045,000
                                                       --------------
                                                           15,881,179
                                                       --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.63%, 05/01/07.....     Ba3               1,625        1,608,750
  Monsanto Co.,
    6.50%, 12/01/18.....     A2                1,550        1,366,356
    6.75%, 12/15/27.....     A1                3,715        3,332,615
                                                       --------------
                                                            6,307,721
                                                       --------------
CONTAINERS -- 0.6%
 Owens-Illinois, Inc.,
   7.15%, 05/15/05......     Ba1              26,250       23,995,650
 Pactiv Corp.,
   7.95%, 12/15/25......    Baa3               7,050        6,324,062
                                                       --------------
                                                           30,319,712
                                                       --------------
DIVERSIFIED OPERATIONS -- 0.2%
 Corning, Inc.,
   6.85%, 03/01/29           A2                5,000        4,257,450
 Cox Enterprises, Inc.,
   6.63%, 06/14/02......    Baa1               5,200        5,113,420
                                                       --------------
                                                            9,370,870
                                                       --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
 Columbia/HCA Healthcare
   Corp.,
   6.91%, 06/15/05(d)...     Ba2               4,990        4,528,425
 Mallinckrodt, Inc.,
   6.30%, 03/15/11......    Baa2               8,000        7,880,000
 Tenet Healthcare Corp.,
   7.88%, 01/15/03......     Ba1               3,805        3,700,363
                                                       --------------
                                                           16,108,788
                                                       --------------
FINANCIAL SERVICES -- 3.5%
 AT&T Capital Corp.,
   6.60%, 05/15/05......     A1               16,000       15,057,120
 Calair Capital Corp.,
   8.13%, 04/01/08......     Ba2               4,920        4,231,200
 Capital One Bank Corp.,
   6.76%, 07/23/02......    Baa2               7,500        7,288,875
 Capital One Financial
   Corp.,
   7.25%, 05/01/06......    Baa3               3,400        3,111,000
 Citibank Credit Card
   Master Trust I
   6.10%, 05/15/08......     Aaa              11,000       10,298,750
 ERAC USA Finance Co.,
   6.95%, 03/01/04......    Baa1               7,500        7,221,750
 Ford Motor Credit
   Corp.,
   7.38%, 10/28/09......     A2                2,500        2,418,175
   6.70%, 07/16/04......     A2                3,450        3,342,567
   7.50%, 03/15/05(d)...     A2                5,700        5,671,785

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
FINANCIAL SERVICES (CONT'D)
 General Motors
   Acceptance Corp.,
   5.95%, 03/14/03......     A2          $    21,500   $   20,677,625
 Heller Financial, Inc.,
   6.00%, 03/19/04(d)...     A3                4,900        4,585,616
 HVB Funding Trust,
   9.00%, 10/22/31......     Aa3               1,400        1,328,740
 KBC Bank Funding Trust
   III,
   9.86%, 11/29/49......     A1                2,500        2,558,000
 Lehman Brothers
   Holdings, Inc.,
   6.38%, 05/07/02......     A3                2,100        2,050,608
   6.63%, 04/01/04......     A3               10,000        9,543,900
 MBNA Master Credit Card
   Trust,
   5.90%, 08/15/11......     Aaa              29,800       26,972,518
 Osprey Trust,
   8.31%, 01/15/03......    Baa2              20,000       20,068,000
 RBF Finance Co.,
   11.38%, 03/15/09.....     Ba3               2,615        2,824,200
 Sakura Capital Funding
   (Cayman Islands),
   7.04%, 09/29/49......     Ba1               5,000        4,850,000
 Salomon Smith Barney,
   Inc.,
   6.13%, 01/15/03......     Aa3               1,000          966,610
 Textron Financial
   Corp.,
   6.05%, 03/16/09......     Aaa               3,370        3,351,505
 Washington Mutual,
   Inc.,
   7.50%, 08/15/06......     A3                7,000        6,792,660
                                                       --------------
                                                          165,211,204
                                                       --------------
FOOD & BEVERAGE -- 0.1%
 Coca-Cola Bottling Co.,
   6.38%, 05/01/09......    Baa2               3,500        3,201,345
                                                       --------------
FOREST PRODUCTS -- 0.7%
 Fort James Corp.,
   6.23%, 03/15/11......    Baa2              11,000       10,900,230
 Scotia Pacific Co.,
   7.71%, 01/20/14......    Baa2              29,500       20,207,500
                                                       --------------
                                                           31,107,730
                                                       --------------
HOUSING RELATED -- 0.4%
 Hanson, PLC, ADR,
   (United Kingdom),
   7.375%, 01/15/03.....     A3           17,400,000       17,289,162
                                                       --------------
INDUSTRIAL -- 0.2%
 Allied Waste North
   America, Inc.,
   7.63%, 01/01/06......     Ba3               2,840        2,485,000
 Cendant Corp.,
   7.75%, 12/01/03......    Baa1               2,000        1,922,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B30

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
INDUSTRIAL (CONT'D.)
 Compania Sud Americana
   de Vapores, S.A.,
   (Chile),
   7.38%, 12/08/03......     NA          $     3,650   $    3,504,000
                                                       --------------
                                                            7,911,600
                                                       --------------
INSURANCE -- 0.1%
 Conseco, Inc.,
   8.50%, 10/15/02......     Ba1               1,500        1,110,000
   8.70%, 11/15/26......     Ba3               4,100        1,783,500
                                                       --------------
                                                            2,893,500
                                                       --------------
LEISURE & TOURISM -- 0.5%
 Harrahs Operating Co.,
   Inc.,
   7.88%, 12/15/05......     Ba2                 600          564,000
 HMH Properties, Inc.,
   7.88%, 08/01/05(d)...     Ba2               6,560        6,199,200
 ITT Corp.,
   6.75%, 11/15/03......     Ba1              14,000       13,137,740
 Park Place
   Entertainment Corp.,
   7.88%, 12/15/05(d)...     Ba2               5,030        4,728,200
   9.38%, 02/15/07......     Ba2               1,360        1,360,000
                                                       --------------
                                                           25,989,140
                                                       --------------
MEDIA -- 0.3%
 Paramount
   Communications, Inc.,
   7.50%, 01/15/02......    Baa1               9,100        9,070,243
 United News & Media
   PLC,
   7.25%, 07/01/04......    Baa2               3,180        3,070,608
                                                       --------------
                                                           12,140,851
                                                       --------------
OIL & GAS -- 0.3%
 Amerada Hess Corp.,
   7.38%, 10/01/09(d)...    Baa1                 900          874,701
   7.88%, 10/01/29......    Baa1               2,500        2,444,525
 B.J. Services Co.,
   7.00%, 02/01/06......    Baa2               4,000        3,836,760
 Eott Energy Partners,
   11.00%, 10/01/09.....     Ba2               3,935        3,994,025
 Phillips Petroleum Co.,
   8.50%, 05/25/05(d)...    Baa2               4,750        4,907,130
                                                       --------------
                                                           16,057,141
                                                       --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
 Parker & Parsley
   Petroleum Co.,
   8.88%, 04/15/05......     Ba2               3,100        3,024,081
                                                       --------------
OIL & GAS SERVICES -- 0.7%
 KN Energy, Inc.,
   6.30%, 03/01/21......    Baa2              30,000       29,767,800
 Seagull Energy Co.,
   7.88%, 08/01/03......     Ba1               3,750        3,637,500
                                                       --------------
                                                           33,405,300
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
PAPER -- 0.6%
 International Paper
   Co.,
   8.00%, 07/08/03......    Baa1         $    30,000   $   30,156,900
                                                       --------------
PRINTING -- 0.1%
 World Color Press,
   Inc.,
   8.38%, 11/15/08......    Baa3               1,500        1,410,000
   7.75%, 02/15/09......    Baa3               4,960        4,526,000
                                                       --------------
                                                            5,936,000
                                                       --------------
RAILROADS -- 0.1%
 Union Pacific Corp.,
   7.95%, 04/15/29......    Baa3               3,700        3,669,512
                                                       --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
 Duke Realty L.P.,
   7.30%, 06/30/03......    Baa1               4,350        4,269,525
 EOP Operating, L.P.,
   6.38%, 01/15/02......     NA                5,000        4,892,500
   6.50%, 06/15/04......    Baa1               6,000        5,708,520
   6.63%, 02/15/05......    Baa1              18,187       17,181,986
 ERP Operating, L.P.,
   7.10%, 06/23/04......     NA                2,375        2,303,180
 Felcor Suites L.P.,
   7.38%, 10/01/04......     Ba2              24,200       21,659,000
 Simon Debartolo Group,
   Inc.,
   6.75%, 06/15/05......    Baa1              17,500       16,395,050
                                                       --------------
                                                           72,409,761
                                                       --------------
RETAIL -- 0.1%
 Kroger Co.,
   7.25%, 06/01/09......    Baa3               6,000        5,520,000
                                                       --------------
TELECOMMUNICATIONS -- 3.8%
 360 Communication Co.,
   7.13%, 03/01/03......     A2               23,776       23,398,437
   7.60%, 04/01/09......     A2               12,885       12,504,248
 Airtouch
   Communications, Inc.,
   7.00%, 10/01/03......     A2               16,800       16,514,400
 Clear Channel
   Communications,
   7.88%, 06/15/05(d)...    Baa3               1,600        1,608,512
 Deutsche Telekom
   International,
   7.75%, 06/15/05......     Aa2               5,000        5,025,000
   8.00%, 06/15/10......     Aa2              10,000       10,070,000
   8.25%, 06/15/30......     Aa2               8,475        8,560,598
 Electric Lightwave,
   Inc.,
   6.05%, 05/15/04......     A2                5,300        4,935,625
 Global Crossing
   Holdings Ltd.,
   9.13%, 11/15/06......     Ba2               8,970        8,633,625
 LCI International,
   Inc.,
   7.25%, 06/15/07......     Ba1              18,030       17,071,345

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B31

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
TELECOMMUNICATIONS (CONT'D.)
 Qwest Communications
   International, Inc.,
   7.50%, 11/01/08......    Baa1         $    14,500   $   13,992,500
 Rogers Cantel, Inc.,
   (Canada),
   9.38%, 06/01/08......    Baa3               4,830        4,974,900
 Tele-Communications,
   Inc.,
   6.34%, 02/01/12           A2                8,500        8,363,150
 Telecom De Puerto Rico,
   6.15%, 05/15/02......    Baa2              10,500       10,185,000
   6.65%, 05/15/06(d)...    Baa2              10,700        9,937,625
   6.80%, 05/15/09......     NA                9,000        8,223,750
 Williams Communications
   Group, Inc.,
   10.70%, 10/01/07.....     B2                4,100        4,079,500
 Worldcom, Inc.,
   7.88%, 05/15/03(d)...     A3                4,000        4,040,000
   8.00%, 05/15/06......     A3                5,000        5,056,250
   8.25%, 05/15/10......     A3                1,600        1,641,296
                                                       --------------
                                                          178,815,761
                                                       --------------
UTILITIES -- 1.4%
 AES Corp.,
   9.50%, 06/01/09......     Ba1               9,080        8,898,400
 Calenergy Co., Inc.,
   6.96%, 09/15/03......    Baa3              15,000       14,629,950
 Calpine Corp.,
   10.50%, 05/15/06.....     Ba1               8,330        8,704,850
 CMS Energy Corp.,
   8.00%, 07/01/11......     Ba3               7,200        7,067,520
 Cogentrix, Inc.,
   8.10%, 03/15/04......     Ba1               5,775        5,567,331
 El Paso Energy,
   6.63%, 07/15/01......    Baa2               6,000        5,947,320
 Entergy Louisiana,
   Inc.,
   8.50%, 06/01/03......    Baa2               5,000        5,044,000
 Hydro-Quebec,
   8.00%, 02/01/13           A2                1,500        1,559,970
 PSEG Energy Holdings,
   Inc.,
   10.00%, 10/01/09.....     Ba1               5,370        5,437,125
 Utilicorp United, Inc.,
   7.00%, 07/15/04......    Baa3               5,000        4,775,650
   7.63%, 11/15/09......    Baa3                 650          612,866
                                                       --------------
                                                           68,244,982
                                                       --------------
WASTE MANAGEMENT -- 0.3%
 Waste Management, Inc.,
   6.13%, 07/15/01......     Ba1              15,695       15,156,975
                                                       --------------

                                          PRINCIPAL
LONG-TERM                    MOODY'S       AMOUNT          VALUE
BONDS                        RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.0%
 United States Treasury
   Bonds,
   8.75%, 05/15/17(d)...                 $    72,848   $   91,754,241
   8.75%, 05/15/20(d)...                      24,000       30,806,160
   8.13%, 08/15/21(d)...                      45,000       54,977,400
   7.63%, 11/15/22(d)...                      60,400       70,668,000
   7.13%, 02/15/23(d)...                      50,700       56,348,487
   7.50%, 11/15/24(d)...                      38,800       45,214,028
   6.13%, 08/15/29(d)...                         990          999,900
   6.25%, 05/15/30(d)...                       2,450        2,579,008
 United States Treasury
   Notes,
   6.88%, 05/15/06(d)...                       2,400        2,470,128
   6.63%, 05/15/07(d)...                      84,500       86,269,430
   6.00%, 08/15/09(d)...                       1,980        1,964,219
   6.50%, 02/15/10(d)...                      28,936       29,926,190
 United States Treasury
   Strips,
   zero, 02/15/19(d)....                      10,500        3,353,700
                                                       --------------
                                                          477,330,891
                                                       --------------
FOREIGN GOVERNMENT BONDS -- 1.2%
 Comunidad Autonoma De
   Andalucia,
   7.25%, 10/01/29......     Aa3                 840          807,408
 Quebec Hydro, (Canada),
   7.50%, 04/01/16......     A2                  800          796,288
 Quebec Province,
   (Canada),
   7.00%, 01/30/07......     A2                1,200        1,176,624
 Republic of Argentina,
   zero, 10/15/01.......     B1                7,625        6,557,500
 Republic of
   Philippines,
   8.88%, 04/15/08......     Ba1               5,400        4,860,000
 Saskatchewan Province,
   (Canada),
   9.13%, 02/15/21           A1                2,300        2,658,869
 United Mexican States,
   10.38%,
   02/17/09(d)..........    Baa3              15,500       16,662,500
   9.88%, 02/01/10(d)...    Baa3               4,000        4,140,000
   6.93%, 12/31/19......    Baa3               3,550        3,487,875
   6.94%, 12/31/19......    Baa3               6,900        6,779,250
   5.87%, 12/31/19......    Baa3               9,750        9,579,375
                                                       --------------
                                                           57,505,689
                                                       --------------
TOTAL LONG-TERM BONDS
 (cost $1,510,867,563),.............................    1,479,391,455
                                                       --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $3,889,834,946),.............................    4,215,607,664
                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B32

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
       SHORT-TERM            MOODY'S       AMOUNT          VALUE
     INVESTMENTS --          RATING         (000)         (NOTE 2)
         24.9%             -----------   -----------   --------------
COMMERCIAL PAPER -- 19.4%
 Abbey National Treasury
   Services PLC,
   5.67%, 07/13/00......     P1          $     7,000   $    7,365,590
 Alcoa, Inc.,
   7.30%, 07/05/00......     P1                  500          499,595
 Allianz of America
   Finance(c),
   6.60%, 07/18/00......     P1               10,000        9,972,500
 American Electric
   Power(c),
   6.83%, 07/21/00......     P1               40,000       39,863,400
 American Express Co.,
   6.80%, 07/06/00......     P1                1,900        1,898,205
   6.68%, 07/07/00......     P1                  700          699,221
   6.60%, 07/10/00......     P1                  900          898,515
 Aon Corp.,
   6.60%, 07/06/00......     P1                7,133        7,126,462
 Associates Corp. of
   North America,
   6.80%, 07/12/00......     P1                3,000        2,993,767
   6.80%, 08/25/00......     P1                  450          450,259
 AT&T Corp.,
   6.55%, 07/13/00......     P1                1,000          997,817
   6.62%, 07/20/00......     P1                1,200        1,195,807
 Barton Capital Corp.,
   6.73%, 07/14/00......     P1               10,000        9,975,697
   6.77%, 07/14/00......     P1               20,000       19,951,106
   6.62%, 07/26/00......     P1                3,700        3,682,990
 Baus Funding LLC,
   6.82%, 07/07/00......     P1               20,000       19,977,267
   6.77%, 07/14/00......     P1                5,400        5,386,798
 BCI Funding Corp,
   6.54%, 07/10/00......     P1                5,000        4,991,825
 Black Forest Corp.,
   6.57%, 07/05/00......     P1                3,200        3,197,664
   6.58%, 07/05/00......     P1                2,500        2,498,172
 Bombardier Capital,
   Inc.,
   6.84%, 07/28/00(c)...     P1               29,000       28,862,250
   6.90%, 08/23/00(c)...     P1               15,000       14,853,375
 Canadian Imperial Bank
   of Commerce,
   6.58%, 07/12/00......     P1               49,077       49,077,000
 Citicorp,
   6.55%, 07/10/00(c)...     P1               15,000       14,980,895
   6.55%, 07/27/00(c)...     P1               20,000       19,912,666
   6.60%, 08/10/00......     P1                2,000        1,985,333
 Comdisco, Inc,
   6.80%, 07/28/00(c)...     P1                8,000        7,962,222
 Conagra, Inc.,
   6.85%, 07/07/00(c)...     P1               16,000       15,987,822
 Cooper Industries,
   Inc.,
   7.05%, 07/05/00......     P1                5,400        5,395,770
 Countrywide Funding
   Corp.,
   6.92%, 07/05/00......     P1                1,200        1,199,077
 Dexia Bank Grand
   Cayman,
   7.13%, 07/03/00......     P1                3,736        3,736,000
   7.125%, 07/03/00(c)..     P1               90,000       90,000,000

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
 Dow Chemical & Company,
   Inc.,
   7.00%, 07/03/00......     P1          $     5,114   $    5,112,010
 Duke Capital Corp.,
   7.25%, 07/05/00(c)...     P1               38,216       38,200,608
 Enterprise Funding
   Corp.,
   6.70%, 07/21/00......     P1                2,582        2,572,389
 Ford Motor Credit
   Corp.,
   6.63%, 07/10/00......     P1                1,600        1,597,349
   6.70%, 07/10/00......     P1                1,600        1,597,320
 Forrestal Funding
   Master,
   6.62%, 08/04/00......     P1                4,280        4,253,241
 G.E. Capital Intl.
   Funding,
   6.52%, 07/17/00(c)...     P1               30,000       29,923,935
 General Electric
   Capital Corp.,
   6.55%, 07/05/00......     P1                1,556        1,554,867
   6.60%, 07/13/00......     P1                1,700        1,696,260
   6.70%, 07/18/00......     P1                1,754        1,748,450
 General Motors
   Acceptance Corp.,
   6.55%, 07/18/00......     P1                  328          326,986
 Goldman Sachs Group
   L.P.,
   6.54%, 07/13/00(b)...     P1                5,000        4,989,100
 GTE Corp.,
   6.65%, 07/10/00......     P1               20,600       20,565,752
   6.62%, 07/13/00......     P1                2,754        2,747,923
   6.63%, 08/09/00(c)...     P1               10,000        9,931,859
   6.65%, 08/11/00......     P1                5,000        4,962,132
 Halliburton Corp.,
   6.55%, 07/05/00......     P1                  100           99,927
 Heinz Co.,
   6.65%, 07/20/00......     P1                1,000          996,490
 Heller Financial, Inc.,
   6.75%, 07/18/00(c)...     P1               50,000       49,859,376
   6.75%, 07/21/00(c)...     P1               40,000       39,865,000
 Homeside Lending,
   6.65%, 07/25/00......     P1                3,593        3,577,071
 International Business
   Machines Corp.,
   6.58%, 07/07/00......     P1                1,350        1,348,520
   6.90%, 07/07/00......     P1                2,700        2,696,895
 Keyspan Corp.,
   6.82%, 07/28/00(c)...     P1               25,800       25,677,808
 Morgan Stanley Dean
   Witter,
   6.58%, 07/27/00......     P1                3,052        3,037,496
 National Rural
   Utilities Cooperative
   Finance,
   6.80%, 07/11/00......     P1                1,242        1,239,654
 Nike, Inc.,
   6.55%, 07/17/00......     P1                2,200        2,193,595
   6.68%, 07/17/00......     P1                1,595        1,590,265
 Northern Rock PLC,
   6.60%, 07/14/00......     P1               14,000       13,966,633

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B33

JUNE 30, 2000 (UNAUDITED)

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
COMMERCIAL PAPER (CONT'D.)
 Novartis Finance Corp.,
   6.83%, 07/14/00......     P1          $     2,800   $    2,793,094
 Old Line Funding Corp.,
   6.57%, 07/17/00(c)...     P1                9,875        9,849,769
 Phillips Petroleum Co.,
   6.83%, 07/31/00(c)...     P1               48,000       47,745,013
 Procter & Gamble Co.,
   6.85%, 07/06/00......     P1                1,500        1,498,573
 PSE&G Fuel Corp.,
   7.30%, 07/06/00(c)...     P1               43,000       43,000,000
 Scotiabanc, Inc.,
   6.62%, 07/26/00......     P1                2,751        2,738,353
 Southern Co.,
   6.65%, 07/19/00(c)...     P1                9,360        9,332,336
 Sprint Capital Corp.,
   7.00%, 07/28/00(c)...     P1               15,000       14,927,083
 Suntrust Grand Cayman,
   7.00%, 07/03/00(c)...     P1               45,607       45,607,000
 Sweetwater Capital,
   6.55%, 07/05/00......     P1                4,928        4,924,414
 Target Corp.,
   7.10%, 07/05/00(c)...     P1               35,000       34,986,194
 Thunder Bay Funding,
   Inc.,
   6.56%, 07/06/00......     P1                6,916        6,909,699
   6.60%, 07/06/00......     P1                3,100        3,097,158
 Transamerica Fin.
   Corp.,
   6.60%, 07/17/00(c)...     P1               13,000       12,966,633
 Triple-A One Plus
   Funding,
   6.70%, 07/24/00......     P1                4,921        4,899,936
 Westdeutsche
   Landesbank,
   7.06%, 07/03/00......     P1                3,200        3,200,000
                                                       --------------
                                                          923,979,233
                                                       --------------
OTHER CORPORATE
 OBLIGATIONS -- 3.1%
 Donaldson, Lufkin &
   Jenrette,
   5.74%, 05/01/01......     A3               10,000        9,884,500
 ERAC USA Finance Co.,
   6.35%, 01/15/01......    Baa1              21,000       20,821,500
 ERP Operating, L.P.,
   6.63%, 10/13/00......     A3                9,200        8,648,552
 HRPT Properties Trust,
   7.52%, 07/10/00......     NA                2,000        2,000,000
 ITT Corp.,
   6.25%, 11/15/00......     Ba1               5,183        5,135,368

                                          PRINCIPAL
SHORT-TERM                   MOODY'S       AMOUNT          VALUE
INVESTMENTS                  RATING         (000)         (NOTE 2)
(CONTINUED)                -----------   -----------   --------------
OTHER CORPORATE OBLI-
 GATIONS (CONT'D.)
 Kroger Co.,
   6.34%, 06/01/01......    Baa3         $    10,450   $   10,267,125
 Lockheed Martin Corp.,
   6.85%, 05/15/01......    Baa3                 400          398,016
 MCN Investment Corp.,
   6.30%, 10/02/00......    Baa3               8,250        8,119,650
 Niagara Mohawk Power
   Corp.,
   7.00%, 10/01/00......     Ba2              18,902       18,877,115
 Raytheon Co.,
   5.95%, 03/15/01......    Baa2              12,000       11,859,960
 Seagram (J.) & Sons,
   5.79%, 04/15/01......    Baa3              20,000       19,728,000
 TRW, Inc.,
   6.45%, 06/15/01......    Baa1              32,800       32,308,000
                                                       --------------
                                                          148,047,786
                                                       --------------
REPURCHASE AGREEMENT -- 2.1%
 Joint Repurchase
   Agreement Account
   6.49%, 07/03/00 (Note
   5)...................                      97,471       97,471,000
                                                       --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
 United States Treasury
   Bill
   5.64%, 09/21/00......                      12,950       12,783,636
                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $1,192,925,956)..............................    1,182,281,655
                                                       --------------
TOTAL INVESTMENTS BEFORE INVESTMENT SOLD
 SHORT -- 113.6%
 (cost $5,082,760,902; Note 6)......................    5,397,889,319
                                                       --------------
INVESTMENT SOLD SHORT -- (.1%)
United States Treasury Note, 6.75%,
 05/15/05 (proceeds $3,224,344).......        (3,165)      (3,238,681)
                                                       --------------
TOTAL INVESTMENTS, NET OF INVESTMENT SOLD
 SHORT -- 113.5% (cost $5,079,536,558; Note 6)......    5,394,650,638
                                                       --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e).......
                                                            1,592,491
                                                       --------------
OTHER LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (13.5)%..................................     (641,909,951)
                                                       --------------
TOTAL NET ASSETS -- 100.0%..........................   $4,754,333,178
                                                       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B34

JUNE 30, 2000 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   ADR     American Depository Receipt
   L.P.    Limited Partnership
   PLC     Public Limited Company
   SA      Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) Portion of securities on loan with an aggregate market value of $648,016,591; cash collateral of $654,267,744 was received with which the portfolio purchased securities.

(e) Open Future Contracts as of June 30, 2000 were as follows:

  NUMBER OF                               EXPIRATION     VALUE AT       VALUE AT      APPRECIATION/
  CONTRACTS              TYPE                DATE       TRADE DATE    JUNE 30, 2000    DEPRECIATION
Long Position:
     39         U.S. 5 yr Treasury Note    Sep 00      $  3,783,000   $  3,861,609     $    78,609
     40         S&P 500 Index              Sep 00        14,977,000     14,681,000        (296,000)
     589        S&P 500 Index              Sep 00       219,082,750    216,177,725      (2,905,025)
                                                                                       -----------
                                                                                       $(3,122,416)
                                                                                       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B35

                            HIGH YIELD BOND PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 90.7%                                                                   PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 77.6%                                       -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.9%
  American Commercial Lines LLC, Sr. Notes..................    B1        10.25%    06/30/08     $   3,000   $  2,460,000
  BE Aerospace, Inc., Sr. Sub. Notes, AB....................    B1         9.50%    11/01/08         1,000        920,000
  Compass Aerospace Corp., Sr. Sub. Notes...................   Caa3      10.125%    04/15/05           750        112,500
  Continental Airlines, Inc., Sr. Notes.....................    Ba2        8.00%    12/15/05         1,850      1,711,546
  Delta Air Lines, Inc., Sr. Notes..........................   Baa3        8.30%    12/15/29           700        612,045
  Stellex Industries, Inc. Sr. Sub. Notes(d)................    B3         9.50%    11/01/07         4,000        800,000
  United Air Lines, Inc., Sr. Notes.........................   Baa3        9.75%    08/15/21           185        180,373
                                                                                                             ------------
                                                                                                                6,796,464
                                                                                                             ------------
AUTOMOTIVE PARTS -- 1.5%
  AM General Corp., Sr. Notes...............................    B3       12.875%    05/01/02         3,375      2,970,000
  Collins & Aikman Products, Sr. Sub. Notes.................    B2        11.50%    04/15/06           720        689,400
  Eagle Picher Holdings, Inc., Sr. Sub. Notes...............    B3        9.375%    03/01/08         1,750      1,470,000
  Hayes Lemmerz Int'l., Inc., Sr. Sub. Notes................    B2         8.25%    12/15/08           800        672,000
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes, Ser. B.........    B2        9.125%    07/15/07         1,000        897,187
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B.........   Caa1       10.25%    12/15/07         2,000      1,680,000
  Tenneco Automotive, Inc., Sr. Sub. Notes..................    B2       11.625%    10/15/09         1,860      1,655,400
  United Rentals, Inc., Sr. Sub. Notes......................    B1         8.80%    08/15/08         1,370      1,198,750
                                                                                                             ------------
                                                                                                               11,232,737
                                                                                                             ------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.25%    05/15/04         1,235      1,217,821
  Sovereign Bancorp, Sr. Notes..............................    Ba3       6.625%    03/15/01           795        783,075
  Sovereign Bancorp, Sr. Notes..............................    Ba3       10.50%    11/15/06         1,265      1,265,000
                                                                                                             ------------
                                                                                                                3,265,896
                                                                                                             ------------
BROADCASTING & OTHER MEDIA -- 4.6%
  Ackerley Group, Inc., Sr. Sub. Notes, Ser. B .............    B2         9.00%    01/15/09         3,000      2,730,000
  Alliance Atlantis Communications, Inc., Sr. Sub. Notes ...    B2        13.00%    12/15/09         1,670      1,711,750
  American Lawyer Media Holdings, Inc., Sr. Disc. Notes,
    Zero Coupon
    (until 12/15/02)........................................    B3        12.25%    12/15/08         3,000      1,920,000
  Capstar Broadcasting Partners, Inc., Sr. Sub. Notes.......    B1         9.25%    07/01/07           875        872,813
  Globo Communicacoes, Sr. Notes (Brazil)...................    B2        10.50%    12/20/06         1,300      1,131,000
  Imax Corp., Sr. Notes ....................................    Ba2       7.875%    12/01/05           325        300,625
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/01/03).................................   Caa1      11.625%    02/01/09           240        117,600
  Lin Holdings Corp., Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    B3        10.00%    03/01/08         1,950      1,282,125
  Mail-Well I Corp., Sr. Sub. Notes ........................    B1         8.75%    12/15/08         4,750      4,037,500
  Phoenix Color Corp., Sr. Sub. Notes ......................    B3       10.375%    02/01/09         4,000      3,590,000
  Radio Unica, Sr. Disc. Notes, Zero Coupon (until
    08/01/02)...............................................    NR        11.75%    08/01/06         2,750      1,773,750
  Spectrasite Holdings, Inc., Sr. Sub. Notes................    B1         8.50%    05/15/09         1,900      1,021,250
  Spectrasite Holdings, Inc., Sr. Disc. Notes Zero Coupon
    (until 04/15/04)........................................    B3        11.25%    04/15/09           900        511,875
  Sullivan Graphics Inc., Sr. Sub. Notes ...................    Caa       12.75%    08/01/05         4,500      4,567,500
  Susquehanna Media Co., Sr. Sub. Notes ....................    B1         8.50%    05/15/09         1,800      1,710,000
  TV Azteca S.A. De CV, Sr. Notes, (Mexico).................    B1        10.50%    02/15/07         2,850      2,515,125
  XM Satellite Radio Holdings Inc., Sr. Notes...............    NR        14.00%    03/15/10         4,505      3,964,400
                                                                                                             ------------
                                                                                                               33,757,313
                                                                                                             ------------
BUILDING & RELATED INDUSTRIES -- 2.0%
  Ainsworth Lumber Ltd., Bonds, PIK.........................    B2        12.50%    07/15/07         4,625      4,625,000
  Building Materials Corp., Sr. Sub., Notes.................    Ba3        7.75%    07/15/05           265        218,625
  Collins & Aikman Floorcovering Sr. Sub. Notes.............    B3        10.00%    01/15/07           500        490,000
  Engle Homes, Inc., Sr. Notes..............................    B1         9.25%    02/01/08         2,300      1,932,000
  ICF Kaiser Int'l., Inc., Sr. Sub. Notes(d)................    B3        13.00%    12/31/03         4,450      2,047,000
  Lennar Corp., Sr. Notes...................................    Ba1        9.95%    05/01/10           345        340,688
  New Millenium Homes, Sr. Notes(d).........................    NR        13.50%    09/03/04         3,000      2,340,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B36

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
BUILDING & RELATED INDUSTRIES (CONT'D.)
  Nortek, Inc. Sr. Notes, Ser. B............................    B1        9.125%    09/01/07     $   2,770   $  2,562,250
  Webb (Del E.) Sr. Sub. Deb................................    B2        9.375%    05/01/09           425        355,937
                                                                                                             ------------
                                                                                                               14,911,500
                                                                                                             ------------
CABLE -- 7.6%
  Adelphia Communications Corp., Sr. Notes, PIK.............    B3         9.50%    02/15/04            43         39,784
  Adelphia Communications Corp., Sr. Notes..................    B2         9.25%    10/01/02         6,000      5,880,000
  Adelphia Communications Corp., Sr. Notes..................    B2        10.50%    07/15/04           500        500,000
  Avalon Cable Holdings Sr. Disc. Notes Zero Coupon (until
    12/01/03)...............................................    Caa      11.875%    12/01/08         6,000      3,900,000
  Century Communications Corp., Sr. Notes...................    B1         9.50%    03/01/05         8,500      8,138,750
  Charter Communications Holdings LLC, Sr. Notes............    B2        8.625%    04/01/04         4,855      2,755,212
  Classic Cable Inc., Sr. Sub. Notes........................    B3        10.50%    03/01/10         1,390      1,278,800
  Classic Cable, Inc., Sr. Sub. Notes.......................    B3        9.375%    08/01/09         1,095        952,650
  Coaxial Communications, Inc. Sr. Notes....................    B3        10.00%    08/15/06         1,250      1,193,750
  Diamond Cable Communications, Sr. Disc. Notes Zero Coupon
    (until 02/15/02) (United Kingdom).......................    B3         6.75%    02/15/07         4,000      3,080,000
  International Cabletel, Inc. Sr. Disc. Notes..............    B3        12.75%    04/15/05         6,100      6,237,250
  Mediacom LLC., Sr. Notes..................................    Ba2       7.875%    02/15/11         2,000      1,750,000
  Multicanal S.A., Bonds....................................    Ba3      13.125%    04/15/09         2,400(e)    2,304,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 10/01/03) .......    B3       12.375%    10/01/08         3,750      2,418,750
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03)........    B3         9.75%    04/01/08         2,000      1,240,000
  Northeast Optic Sr. Notes.................................    NR        12.75%    08/15/08         2,005      1,864,650
  Rogers Cablesystems Ltd. Gtd. Notes.......................    B2        11.00%    12/01/15           235        253,800
  Scott Cable Communications, Inc. Jr. Sub., PIK............    NR        16.00%    07/18/02           108         32,400
  Star Choice Communications, Sr. Sec'd. Notes (Canada).....    B3        13.00%    12/15/05         3,000      3,075,000
  Telewest Communications PLC, Sr. Disc. Deb., Zero Coupon
    (until 2/01/05) (United Kingdom)........................    B1         9.25%     02/1/10         3,570      1,953,500
  United International Holdings, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................    B3        10.75%    02/15/08         4,750      3,313,125
  United Pan Europe Communications, Sr. Disc. Notes.........    B2        11.25%    11/01/09         4,125      3,568,125
                                                                                                             ------------
                                                                                                               55,729,546
                                                                                                             ------------
CHEMICALS -- 1.8%
  Avecia Group Plc, Sr. Notes...............................    B2        11.00%    07/01/09         2,595      2,543,100
  Huntsman ICI Chemical, Sr. Sub Notes......................    B2        10.13%     07/1/09         3,265      3,281,325
  Lyondell Chemical Co. Sr. Sub Notes.......................    Ba3      10.875%    05/01/09         2,625      2,605,312
  NL Industries, Inc., Sr. Notes............................    B1        11.75%    10/15/03           885        902,700
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3       12.375%    07/15/06           690        707,250
  Sterling Chemicals, Inc., Sr. Sub Notes...................    B3        11.75%    08/15/06         2,630      2,130,300
  Texas Petrochemicals Corp., Sr. Sub Notes.................    B3       11.125%    07/01/06         1,460      1,219,100
                                                                                                             ------------
                                                                                                               13,389,087
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.8%
  Consumers International, Inc., Sr. Notes..................    B3        10.25%    04/01/05         3,125      1,593,750
  Electronic Retailing Systems Int'l., Sr. Disc. Notes (b)
    (cost $1,868,753; purchased 2/29/00)....................    NR        13.25%    02/01/04         2,000        420,000
  Radnor Holdings, Inc., Sr. Notes..........................    B2        10.00%    12/01/03         1,750      1,526,875
  Windmere-Durable Holdings, Inc., Sr. Notes................    B3        10.00%    07/31/08         2,000      1,960,000
                                                                                                             ------------
                                                                                                                5,500,625
                                                                                                             ------------
CONTAINERS -- 2.5%
  Ball Corp., Sr. Sub. Notes ...............................    B2         8.25%    08/01/08           500        468,125
  Gaylord Container Corp. Sr. Notes ........................     B         9.75%    06/15/07         2,100      1,638,000
  Owens Illinois Inc. Sr. Deb Notes ........................    Ba1        7.50%    05/15/10           340        294,868
  Owens-Illinois, Inc., Sr., Notes..........................    Ba1        7.85%    05/15/04         2,000      1,914,660
  Packaged Ice, Inc. Sr. Notes..............................    B3         9.75%    02/01/05         3,130      2,597,900
  Silgan Holdings Inc. Sr. Sub Notes........................    NR        13.25%    07/15/06         3,149      3,369,430
  Stone Container Corp., Sr. Sub Notes .....................    B2        11.50%    08/15/06           555        571,650

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B37

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
CONTAINERS (CONT'D.)
  Stone Container Corp., Sr. Sub Notes......................    B2        10.75%    10/01/02     $     490   $    494,900
  Stone Container Corp., Sr. Sub. Notes.....................    B2        12.58%    08/01/16           250        260,000
  Stone Container Corp., Sr. Sub. Notes ....................    B3        12.25%    04/01/02         6,800      6,851,000
                                                                                                             ------------
                                                                                                               18,460,533
                                                                                                             ------------
DRUGS & HEALTH CARE -- 3.9%
  Abbey Healthcare Group, Inc. Sr. Notes....................    B3         9.50%    11/01/02         1,890      1,833,300
  BIO Rad Laboratories, Inc., Sr. Sub Notes ................    B2       11.625%    02/15/07         1,070      1,103,438
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        8.36%    04/15/24         2,000      1,770,000
  Columbia/HCA Healthcare Corp. Sr. Notes...................    Ba2        7.50%    11/15/95         2,570      1,959,625
  Columbia/HCA Healthcare Corp., Sr. Notes .................    Ba2        6.63%    07/15/45         1,000        952,210
  Concentra Operating Corp., Sr. Sub. Notes.................    B3        13.00%    08/15/09         1,936      1,635,075
  Dade Int'l., Inc. Sr. Sub Notes...........................    B2       11.125%    05/01/06         3,845      2,114,750
  Fresnius Medical Care, Sr. Notes..........................    NR        7.875%    02/01/08         2,250      2,013,750
  Harborside Healthcare Corp., Sr. Sub Disc. Notes Zero
    Coupon
    (until 08/01/03)........................................    B3        11.00%    08/01/08         2,500        500,000
  Healthsouth Corp., Sr. Notes..............................   Baa3       6.875%    06/15/05         1,905      1,652,949
  ICN Pharmaceuticals, Inc. Sr. Sub. Notes..................    Ba3       6.875%    11/15/08         3,250      3,152,500
  Integrated Health Svcs., Inc. Sr. Sub. Notes(d)...........     C         9.25%    01/15/08         3,250         65,000
  Lifepoint Hospitals Holdings, Inc. Sr. Sub. Notes.........    B3        10.75%    05/15/09           675        693,563
  Magellan Health Services, Inc. Sr. Sub. Notes.............   Caa1        9.00%    02/15/08         7,000      3,570,000
  Mariner Post Acute Network, Inc. Sr. Sub Disc. Notes(d)
    Zero Coupon
    (until 11/01/02)........................................     C        10.50%    11/01/07         5,520         34,500
  Team Health Inc., Sr. Sub. Notes..........................    B3        12.00%    03/15/09         3,250(e)    2,713,750
  Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B............    Ba3       8.125%    12/01/08           430        392,375
  Triad Hospitals Holding Sr. Sub. Notes....................    B3        11.00%    05/15/09         2,555      2,615,681
                                                                                                             ------------
                                                                                                               28,772,466
                                                                                                             ------------
ENERGY -- 3.7%
  Applied Power, Inc., Sr. Sub. Notes.......................    B1         8.75%    04/01/09         1,450      1,500,750
  CMS Energy Corp. Sr. Notes................................    Ba3        7.50%    01/15/09         1,125      1,009,687
  DI Industries, Inc. Sr. Notes.............................    B1        8.875%    07/01/07         2,020      1,908,900
  Eott Energy Partners LP, Sr. Notes........................    Ba2       11.00%    10/01/09           710        720,650
  Gothic Production Corp., Sr. Notes........................    B3       11.125%    05/01/05         1,045        982,300
  Great Lakes Carbon Corp. Sr. Sub. Notes...................    B3        10.25%    05/15/08         2,000      1,600,000
  Key Energy Group, Inc. Ser. D.............................    NR         5.00%    09/15/04         3,500      2,756,250
  Parker Drilling Co., Sr. Notes, Ser. D....................    B1         9.75%    11/15/06         3,005      2,987,337
  RBF Finance Co., Sr. Sec'd. Notes.........................    Ba3      11.375%    03/15/09         2,600      2,808,000
  RBF Finance Co., Sr. Sec'd Notes dates: 08/23/99 through
    10/06/99)...............................................    Ba3       11.00%    03/15/06         2,410      2,584,725
  R & B Falcon Corp., Sr. Notes.............................    Ba3       12.25%    03/15/06           935      1,023,825
  Seven Seas Petroleum, Inc. Sr. Sub. Notes, Ser. B.........   Caa1       12.50%    05/15/05         1,500        375,000
  Tesoro Petroleum Corp. Sr. Sub Notes......................    B1         9.00%    07/01/08         3,000      2,857,500
  Universal Compression Holdings, Sr. Disc. Notes Zero
    Coupon (until 02/15/03).................................    B2        9.875%    02/15/08         1,750      1,251,250
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands).....    Ba3       12.00%    10/30/07         3,000      2,940,000
                                                                                                             ------------
                                                                                                               27,306,174
                                                                                                             ------------
ENTERTAINMENT -- 1.1%
  Alliance Atlantis Sr. Sub Notes...........................    NR        13.00%    12/15/09         1,000      1,025,000
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.45%    02/01/06         1,220      1,051,445
  Circus Enterprises, Inc. Sr. Notes........................   Baa3        6.70%    11/15/96         1,680      1,540,341
  Harrahs Entertainment, Inc. Sr. Sub. Gtd., Notes..........    Ba2       7.875%    12/15/05           250        235,000
  Park Place Entertainment Corp. Sr. Sub. Notes.............    Ba2       9.375%    02/15/07           485        485,000
  SFX Entertainment Inc. Sr. Sub. Notes.....................    B3        9.125%    12/01/08         3,500      3,535,000
  TVN Entertainment Corp. Sr. Notes.........................    NR        14.00%    08/01/08         1,135        454,000
                                                                                                             ------------
                                                                                                                8,325,786
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B38

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
FINANCIAL SERVICES -- 1.4%
  AmeriCredit Corp., Sr. Notes..............................    B1         9.25%    02/01/04     $   1,350(e) $  1,309,500
  AmeriCredit Corp., Sr. Notes..............................    B1        9.875%    04/15/06         3,000      2,940,000
  Calair Capital Corp., Sr. Notes...........................    Ba2       8.125%    04/01/08           400        344,000
  Delta Financial Corp., Sr. Notes..........................   Caa2        9.50%    08/01/04         1,075        483,750
  Hanvit Bank, Sr. Sub Notes................................    B1        12.75%    03/01/10         2,000      1,980,000
  Metris Companies, Inc., Gtd. Notes........................    Ba3      10.125%    07/15/06         3,000      2,850,000
                                                                                                             ------------
                                                                                                                9,907,250
                                                                                                             ------------
FOOD & BEVERAGE -- 3.0%
  Advantica Restaurant Group, Inc. Sr. Notes ...............    B3        11.25%    01/15/08         4,342      2,909,455
  Agrilink Foods, Inc. Sr., Gtd. Notes......................    B3       11.875%    11/01/08         2,260      1,808,000
  Ameriking, Inc. Sr. Notes.................................    B3        10.75%    12/01/06         1,000        830,000
  Aurora Foods, Inc. Sr. Sub. Notes.........................   Caa1       9.875%    02/15/07         1,310        759,800
  Carrols Corp. Sr. Notes ..................................    B2         9.50%    12/01/08         2,885      2,394,550
  CKE Restaurants, Inc., Gtd. Notes.........................    B1        9.125%    05/01/09         2,250      1,552,500
  Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
    12/15/02)...............................................   Caa1       12.50%    12/15/07           456        344,280
  Fresh Foods, Inc., Bonds..................................    B3        10.75%    06/01/06         2,300      1,426,000
  Grupo Azucarero, Sr. Notes (Mexico)(d)....................    B3        11.50%    01/15/05         2,900        783,000
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b) (cost
    $284,644, purchased 02/25/99)...........................    NR        11.00%    09/17/03           285        289,626
  Pilgrim's Pride Corp. Sr. Sub Notes.......................    B1       10.875%    08/01/03         1,919      1,933,393
  Purina Mills, Inc. Sr. Sub. Notes(b)(d)
    (cost $3,489,680; purchased 01/07/99 and 01/08/99)......    Ca         9.00%    03/15/10         3,500      1,015,000
  Sbarro, Inc., Sr. Notes...................................    Ba3       11.00%    09/15/09         1,260      1,282,050
  SFC New Holdings, Inc. Sr. Notes, PIK.....................    Ba3       11.25%    08/15/01         2,096      2,033,120
  SFC Sub, Inc. Deb Notes, Zero Coupon (until 06/15/05).....    NR        11.00%    12/15/09           465        470,000
  Stater Brothers Holdings, Sr. Notes.......................    B2        10.75%    08/15/06         2,020      1,777,600
  Vlasic Foods Int'l, Inc., Sr. Sub Notes...................   Caa1       10.25%    07/01/09         1,875        693,750
                                                                                                             ------------
                                                                                                               22,302,124
                                                                                                             ------------
GAMING -- 2.8%
  Alliance Gaming Corp., Sr. Sub. Notes, Ser. B.............   Caa1       10.00%    08/01/07         1,350        526,500
  Aztar Corp., Sr. Sub. Notes...............................    B2        8.875%    05/15/07         1,250      1,168,750
  Boyd Gaming Corp., Sr. Sub. Notes.........................    B1         9.50%    07/15/07         1,085      1,041,600
  Casino Magic Corp., First Mtge. Bonds.....................    B1        13.00%    08/15/03         3,750      3,993,750
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes..............    B3         9.50%    04/01/09           600        573,000
  Fitzgeralds Gaming Corp., Sr. Notes(d) (b) (cost
    $2,271,503; purchased 12/22/97).........................    B3        12.25%    12/15/04         2,375      1,306,250
  Hollywood Park, Inc. Sr. Sub Notes........................    B2         9.25%    02/15/07         3,500      3,491,250
  Harveys Casino Resorts Sr. Sub. Notes.....................    B2       10.625%    06/01/06         2,960      3,019,200
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1       10.125%    03/15/06           260        261,300
  Station Casinos, Inc., Sr. Sub. Notes.....................    B1        9.875%    07/01/10         1,605      1,613,025
  Trump Atlantic City Assoc., First Mtge. Notes.............    B3        11.25%    05/01/06           630        441,000
  Venetian Casino Resort LLC, Gtd. Notes....................    NR        12.25%    11/15/04         2,880      2,908,800
                                                                                                             ------------
                                                                                                               20,344,425
                                                                                                             ------------
INDUSTRIAL -- 1.4%
  International Wireless Group, Inc. Sr. Sub Notes..........    NR        11.75%    06/01/05           700        703,500
  International Wireless Group, Inc. Sr. Sub Notes(c).......    B3        11.75%    06/01/05         3,000      3,015,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub Notes...........    NR         9.88%    02/15/02           250        240,000
  Motors & Gears, Inc., Sr. Notes...........................    B3        10.75%    11/15/06         3,500      3,395,000
  Neenah Corp. Sr. Sub Notes................................    B3       11.125%    05/01/07           250        191,250
  Thermadyne Holdings Sr. Disc. Notes Zero Coupon (until
    06/01/03)...............................................   Caa1       12.50%    06/01/08         2,375        855,000
  Thermadyne Manufacturing Sr. Sub. Notes...................    B3        9.875%    06/01/08         2,500      1,925,000
                                                                                                             ------------
                                                                                                               10,324,750
                                                                                                             ------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes...............    B3        9.875%    10/15/07         3,855      3,527,325

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B39

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
LEISURE (CONT'D.)
  ITT Corp. Sr. Sub. Notes, Ser. B..........................    Ba1       7.375%    11/15/15     $   1,250   $  1,035,700
  Premier Parks, Inc. Sr. Notes.............................    B3         9.75%    06/15/07         2,000      1,925,000
                                                                                                             ------------
                                                                                                                6,488,025
                                                                                                             ------------
LODGING -- 0.4%
  Hilton Hotels, Sr. Notes..................................   Baa1        7.50%    12/15/17           285        240,115
  HMH Properties, Inc. Sr. Notes Ser. C ....................    Ba2        8.45%    12/01/08         3,350      3,082,000
                                                                                                             ------------
                                                                                                                3,322,115
                                                                                                             ------------
MANUFACTURING -- 1.0%
  Corning Consumer Prod. Co. Sr. Sub Notes..................    B3        9.625%    05/01/08         4,250      2,826,250
  Gentek, Inc. Sr. Sub Notes................................    B2        11.00%    08/01/09         1,620      1,644,300
  Polymer Group Inc., Sr. Sub Notes, Ser. B ................    B2         9.00%    07/01/07           570        484,500
  Polymer Group, Inc., Sr. Sub Notes, Ser. B ...............    B2         8.75%    03/01/08           855        718,200
  Venture Holdings, Inc., Sr. Notes, Ser. B ................    B2         9.50%    07/01/05         2,270      1,657,100
                                                                                                             ------------
                                                                                                                7,330,350
                                                                                                             ------------
MISCELLANEOUS -- 0.9%
  Continental Global Group, Inc., Sr. Notes ................    B3        11.00%    04/01/07         2,320        580,000
  Intersil Corp., Sr. Sub Notes.............................    B3        13.25%    08/15/09           909      1,027,170
  It Group, Inc., Sr. Sub Notes ............................    B3        11.25%    04/01/09         2,080      1,872,000
  La Petite Academy, Inc., Sr. Notes .......................    B3        10.00%    05/15/08         1,250        737,500
  MSX International, Inc., Gtd. Notes.......................    B3        11.38%    01/15/08         1,750      1,653,750
  Sun World International, Gtd. Notes ......................    B2        11.25%    04/15/04           270        251,100
  USEC, Inc., Sr. Notes.....................................    Ba1        6.75%    01/20/09         1,000        692,300
                                                                                                             ------------
                                                                                                                6,813,820
                                                                                                             ------------
OIL & GAS -- 2.2%
  Canadian First Oil, Ltd., Sr. Sub Notes ..................    B2         8.75%    09/15/07         1,610      1,513,400
  Clark USA, Inc., Sr. Notes................................    B3       10.875%    12/01/05         1,250        687,500
  Comstock Resources, Inc., Sr. Notes ......................    B2        11.25%    05/01/07         4,500      4,556,250
  Houston Exploration Co., Sr. Sub Notes....................    B2        8.625%    01/01/08           815        757,950
  Leviathan Gas, Sr. Sub. Notes.............................    Ba2      10.375%    06/01/09         2,000      2,035,000
  Plains Resources, Inc., Sr. Sub. Notes ...................    B2        10.25%    03/15/06           870        863,475
  Snyder Oil Corp., Sr. Notes...............................    Ba3        8.75%    06/15/07         1,000        990,000
  Swift Energy Co., Sr. Sub. Notes .........................    B2        10.25%    08/01/09         2,015      2,035,150
  Vintage Petroleum, Inc., Sr. Sub Notes ...................    B1         9.75%    06/30/09         3,125      3,156,250
                                                                                                             ------------
                                                                                                               16,594,975
                                                                                                             ------------
PAPER & PACKAGING -- 2.3%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
    07/01/03)...............................................   Caa1       13.50%    07/01/09         6,000        300,000
  APP International, Sr. Sec'd Notes........................    Ba3       11.75%    10/01/05         1,296        828,800
  APP Int'l., Gtd. Notes ...................................    B3        11.75%    10/01/05         2,600      1,820,000
  Doman Industries Ltd., Sr. Notes .........................   Caa1        9.25%    11/15/07           270        199,800
  Doman Industries Ltd., Sr. Notes .........................   Caa1        8.75%    03/15/04         2,915      2,244,550
  Graham Packaging, Sr. Disc. Notes Zero Coupon (until
    01/15/03) ..............................................    Caa       10.75%    01/15/09         1,100        616,000
  Maxxam Group, Inc., Sr. Notes.............................    B3        12.00%    08/01/03         4,300      3,956,000
  Repap New Brunswick, Inc. Sr. Sec'd Notes ................    B3       10.625%    04/15/05         4,805(e)    4,228,400
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3        10.25%    04/01/06           495(e)      470,250
  Riverwood Int'l., Corp., Gtd. Notes ......................    B3       10.625%    08/01/07           455        443,625
  Riverwood Int'l., Corp., Gtd. Notes ......................    Caa      10.875%    04/01/08           455        395,850
  Sligan Holdings, Inc. Sub. Debs. PIK......................    NR        13.25%    07/15/06         1,250      1,185,250
                                                                                                             ------------
                                                                                                               16,688,525
                                                                                                             ------------
REAL ESTATE -- 0.6%
  CB Richards Ellis Svcs., Inc. Sr. Sub Notes ..............    B1        8.875%    06/01/06         1,600      1,370,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B40

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
REAL ESTATE (CONT'D.)
  Intrawest Corp., Sr. Notes................................    B1        10.50%    02/01/10     $   1,275   $  1,300,500
  Saul B F Real Estate Investment Trust Sr. Sec'd Note......    NR         9.75%    04/01/08         1,750      1,518,125
                                                                                                             ------------
                                                                                                                4,188,625
                                                                                                             ------------
RETAIL -- 2.5%
  Big 5 Holdings Corp. Sr. Disc Notes, Zero Coupon (until
    11/30/02) ..............................................    NR        13.45%    11/30/08         1,500        735,000
  Duane Reade, Inc., Sr. Sub Notes .........................    B3         9.25%    02/15/08           270        244,013
  Franks Nursery & Crafts, Sr. Sub. Notes ..................   Caa1       10.25%    03/01/08         2,100        756,000
  French Fragrances, Inc., Sr. Notes, Ser. B ...............    B2       10.375%    05/15/07           470        453,550
  Kasper A.S.L Ltd., Sr. Notes..............................    NR        13.00%    03/31/04         7,171      4,876,280
  Musicland Group, Inc., Gtd. Notes.........................    B3         9.88%    03/15/08         4,600      4,186,000
  Phar-Mor, Inc., Sr. Notes ................................    B3        11.72%    09/11/02         3,429      2,777,490
  Phillips Van Heusen Corp., Sr. Sub. Notes.................    B1         9.50%    05/01/08         1,250      1,137,500
  Specialty Retailers, Inc., Gtd. Notes(d)..................    Ca         8.50%    07/15/05         1,615         80,750
  TNP Enterprises, Inc., Sr. Notes..........................    Ba3       10.25%    04/01/10         3,000      3,082,500
                                                                                                             ------------
                                                                                                               18,329,083
                                                                                                             ------------
STEEL & METALS -- 1.9%
  Alaska Steel Corp., Gtd. Notes............................    Ba2       7.875%    02/15/09           500        443,750
  Algoma Steel, Inc., First Mtge. Notes.....................    B2       12.375%    07/15/05         1,765      1,535,550
  Golden Northwest Alum., Inc., First Mtge. Notes...........    B2         9.00%    07/01/07           570        410,850
  Kaiser Aluminum & Chemical Corp. Sr. Sub Notes............    B3        12.75%    02/01/03         4,000      3,670,000
  LTV Corp. Sr. Notes.......................................    Ba3       11.75%    11/15/09         1,450      1,232,500
  National Steel Corp. Gtd. Sec'd First Mtge. Notes.........    Ba3       9.875%    03/01/09           340        289,000
  Renco Steel Holdings, Sr. Notes...........................    NR       10.875%    02/01/05           500        410,000
  Sheffield Steel Corp., First Mtge. Notes..................    NR        11.50%    12/01/05         3,500      2,450,000
  Wheeling-Pittsburgh Corp., Sr. Notes......................    B2         9.25%    11/15/07         2,600      1,690,000
  WHX Corp., Sr. Notes......................................    B3        10.50%    04/15/05         3,015      2,261,250
                                                                                                             ------------
                                                                                                               14,392,900
                                                                                                             ------------
SUPERMARKETS -- 1.1%
  Homeland Stores, Inc., Sr. Notes..........................    NR        10.00%    08/01/03         4,260      2,896,800
  Pantry, Inc., Sr. Notes...................................    B3        10.25%    10/15/07         2,615      2,471,175
  Pathmark Stores, Inc. Sr. Sub Notes(d)....................    B3        9.625%    05/01/03         4,215      2,950,500
                                                                                                             ------------
                                                                                                                8,318,475
                                                                                                             ------------
TECHNOLOGY -- 0.8%
  Ampex Corp., Sr. Notes....................................    NR        12.00%    03/15/03         5,000      5,025,000
  Details Holding Corp., Sr. Disc. Notes, Zero Coupon (until
    11/15/02)...............................................    NR        12.50%    11/15/07         1,000        660,000
                                                                                                             ------------
                                                                                                                5,685,000
                                                                                                             ------------
TEXTILES -- 1.4%
  Burlington Inds., Inc. Sr. Notes..........................    Ba2        7.25%    08/01/27         1,000        660,000
  Cluett American Corp., Sr. Sub Notes .....................    B3       10.125%    05/15/08         3,060      2,264,400
  Foamex L.P., Sr. Sub Notes ...............................    B3        9.875%    06/15/07         2,950      2,212,500
  Simmons Co. Sr. Sub Notes, Ser. B.........................    B3        10.25%    03/15/09         4,000      3,500,000
  Steel Heddle Manufacturing Co., Sr. Sub. Notes............   Caa1      10.625%    06/01/06         2,000        700,000
  Worldtex, Inc. Sr. Notes, Ser. B .........................    B1        9.625%    12/15/07         1,900        712,500
                                                                                                             ------------
                                                                                                               10,049,400
                                                                                                             ------------
TELECOMMUNICATIONS -- 20%
  Allegiance Telecommunications, Inc., Sr. Disc. Notes, Zero
    Coupon
    (until 02/15/03)........................................    NR        11.75%    02/15/08         3,300      2,392,500
  Allegiance Telecommunications, Inc., Sr. Notes............    NR       12.875%    05/15/08         1,750      1,890,000
  Birch Telecommunications, Inc., Sr. Notes.................    NR        14.00%    06/15/08         2,500      2,425,000
  Caprock Communications, Sr. Notes.........................    Caa       12.00%    07/15/08         1,500      1,395,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/02)(b) (cost $2,566,560; purchased
    01/26/99)...............................................    NR        14.00%    10/01/07         3,680        257,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B41

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  Charter Communications Int'l., Sr. Notes..................    B2        10.25%    01/15/10     $   2,235   $  2,156,775
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    01/15/10         4,000      2,270,000
  Charter Communications Int'l., Sr. Notes..................    B2        10.00%    04/01/09         1,000        972,500
  DTI Holdings, Inc. Sr. Disc. Notes Zero Coupon (until
    03/01/03)...............................................    NR        12.50%    03/01/08         1,000        421,250
  Exodus Communications, Inc. Sr. Notes.....................    NR        10.75%    12/15/09         1,680      1,621,200
  Exodus Communications, Inc. Sr. Notes.....................    NR       11.625%    07/15/10         4,280      4,301,400
  Fairpoint Commerce Sr. Sub Notes..........................    B3        12.50%    05/01/10         2,120      2,141,200
  Focal Communications Corp. Sr. Notes......................    B3       11.875%    01/15/10           650        654,875
  Geotek Communications, Inc., Sr. Disc. Notes(d)...........    Ca        15.00%    07/15/05         5,000      2,391,360
  Global Crossing Holdings, Ltd. Sr. Notes..................    Ba2        9.13%    11/15/06         3,520      3,381,750
  Globix Corp., Sr. Notes...................................    NR        12.50%    02/01/10         3,400      2,805,000
  GT Group Telecom Inc. Sr. Notes...........................   Caa1       13.25%    02/01/05         6,725      3,698,750
  Hyperion Telecommunications Inc., Sr. Disc Notes..........    B3        13.00%    04/15/03         2,205      2,028,600
  Hyperion Telecommunications, Inc. Sr. Sec'd...............    B3        12.25%    09/01/04         1,150      1,167,250
  Impsat Corp. Gtd. Sr. Notes...............................    B2       12.125%    07/15/03         2,235      1,989,150
  Impsat Corp. Sr. Notes....................................    B3       12.375%    06/15/08         3,000      2,370,000
  IPC Information Systems, Inc. Sr. Disc. Notes, Zero Coupon
    (until 05/01/01)........................................    B3       10.875%    05/01/08         2,250      2,030,625
  KMC Telecom Holdings Inc. Sr. Notes.......................    NR        13.50%    05/15/09         1,985      1,707,100
  Level 3 Communications, Inc. Sr. Disc Notes, Zero Coupon
    (until 12/01/03) .......................................    B3        10.50%    12/01/08         4,760      2,903,600
  Level 3 Communications, Inc. Sr. Notes....................    NR        10.50%    03/15/05        25,000     13,750,000
  Level 3 Communications, Inc. Sr. Notes....................    B3        11.00%    03/15/08           615        608,850
  Mcleodusa, Inc., Sr. Sub Notes Zero Coupon (until
    03/01/02)...............................................    B1        10.50%    03/01/07         2,765      2,231,625
  McLeodusa, Inc., Sr. Sub Notes............................    B1        8.375%    03/15/08           150        136,500
  Mcleodusa, Inc., Sr. Sub Notes............................    B1        8.125%    02/15/09           200        180,000
  Metromedia Fiber Network, Inc., Sr. Notes ................    B2        10.00%    12/15/09         1,645      1,628,550
  Microcell Telecommunications, Zero Coupon (until
    06/01/04)...............................................    B3        12.00%    06/01/09         5,500      3,616,250
  Millicom International Cellular S.A Sr. Sub Disc. Notes...    B3        12.00%    06/30/01         4,245      3,650,700
  Netia Holdings Sr. Disc. Notes Zero Coupon (until
    11/01/01)...............................................    B2        11.25%    11/01/07         3,480      2,340,300
  Netia Holdings Sr. Notes..................................    B2        10.25%    11/01/07         2,350      1,938,750
  Nextel Communications, Inc. Sr. Sub Notes.................    B1        9.375%    11/15/09         5,065      4,862,400
  Nextel Communications, Inc. Sr. Sub Notes, Zero Coupon
    (until 09/15/02)........................................    B1        10.65%    09/15/07        11,515      9,039,275
  Nextel Partners, Inc. Sr. Disc. Notes, Zero Coupon (until
    02/01/04)...............................................    B3        14.00%    02/01/09         1,661      1,137,785
  Nextlink Communications, Inc. Sr. Disc. Notes.............    B2        10.75%    06/01/09         2,340      2,316,600
  Nextlink Communications Inc. Sr. Notes ...................    B2        10.50%    12/01/09         2,140      2,097,200
  Price Communications Wireless, Inc. Sr. Sub Notes.........    B2        11.75%    07/15/07         1,750      1,876,875
  Primus Telecommunications Group, Sr. Notes ...............    B3        12.75%    10/15/09         2,465      1,972,000
  PSINet, Inc. Sr. Notes....................................    B3        11.00%    08/01/09         5,345      4,944,125
  PTC Int'l. Corp., Gtd. Notes, Zero Coupon (until
    07/01/02)...............................................    B2        10.75%    07/01/07         1,250        887,500
  RCN Corp. Sr. Notes.......................................    B3        10.00%    10/05/07            17        435,765
  RCN Corp. Sr. Notes ......................................    B3       10.125%    01/15/10         1,235      1,037,400
  RSL Communications Plc, Sec'd Notes.......................    B2        12.00%    11/01/08         1,000        730,000
  RSL Communications Plc, Sr. Notes.........................    B2        12.25%    11/15/06         1,500      1,230,000
  SF Holdings Group, Inc. Sr. Notes.........................    NR        10.25%    08/15/03            22        242,275
  Telegroup Inc. Sr. Disc Notes(d) .........................    NR        10.50%    11/01/04         4,000      2,140,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until
    05/15/04)...............................................    B3        12.75%    05/15/09         4,000      2,640,000
  US Unwired Inc. Sr. Disc. Notes, Zero Coupon (until
    11/01/04)...............................................   Caa1      13.375%    11/01/09         7,340      3,981,950
  US Xchange LLC. Sr. Notes.................................    NR        15.00%    07/01/08         2,250      2,452,500
  Verio, Inc. Sr. Notes.....................................    B3        11.25%    12/01/08           210        235,725
  Versatel Telecom Sr. Notes................................   Caa1      11.875%    07/15/09           625        615,625
  Versatel Telecom Sr. Notes................................   Caa1       13.25%    05/15/08         2,000      2,040,000
  Viasystems, Inc., Sr. Sub. Notes..........................    B3         9.75%    06/01/07         3,705      3,223,350
  Viatel, Inc. Sr. Disc. Notes Zero Coupon (until
    04/15/03)...............................................    NR        12.50%    04/15/08         1,100        506,000
  Viatel, Inc. Sr. Notes ...................................   Caa1       11.25%    04/15/08         1,500      1,125,000
  Viatel, Inc., Sr. Notes ..................................    B3        11.50%    03/15/09         2,401      1,824,760
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       11.875%    11/15/09        10,515      6,992,475
  VoiceStream Wireless Corp. Sr. Disc. Notes................    B2       10.375%    11/15/09         1,840      1,922,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B42

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS (CONTINUED)                                    -------   --------   ----------   ---------   ------------
TELECOMMUNICATIONS (CONT'D.)
  WamNet, Inc., Sr. Disc Notes, Zero Coupon (until
    03/01/02)...............................................    NR        13.25%    03/01/05     $     500   $    280,000
  Williams Communications Group, Inc., Sr. Notes............    B2       10.875%    10/01/09         5,080      4,978,400
                                                                                                             ------------
                                                                                                              147,221,795
                                                                                                             ------------
TRANSPORTATION -- 0.2%
  Holt Group, Inc. Sr. Notes ...............................   Caa3        9.75%    01/15/06           800         80,000
  Kitty Hawk, Inc. Sr. Notes(d).............................    B1         9.95%    11/15/04         2,000        800,000
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/15/05            83         59,389
  Trism, Inc., Sr. Notes ...................................    NR        12.00%    02/04/05         1,305        874,115
                                                                                                             ------------
                                                                                                                1,813,504
                                                                                                             ------------
UTILITIES -- 0.7%
  AES Corp., Sr. Sub Notes..................................    Ba1        9.50%    06/01/09         5,000      4,900,000
  AES Corp., Sr. Sub. Notes.................................    Ba1       8.875%    11/01/27            50         41,000
                                                                                                             ------------
                                                                                                                4,941,000
                                                                                                             ------------
WASTE MANAGEMENT -- 1.3%
  Allied Waste of North America, Inc., Sr. Sub Notes .......    Ba3       10.00%    08/01/09         1,310      1,100,400
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.875%    01/01/09         4,560      3,876,000
  Allied Waste of North America, Inc., Sr. Notes............    Ba3       7.625%    01/01/06         3,250      2,843,750
  GNI Group, Inc. Sr. Notes.................................   Caa3      10.875%    07/15/05         4,000        800,000
  Waste Management, Inc., Sr. Notes(b) (cost $912,342;
    purchased 2/29/00)......................................    Ba1       6.375%    12/01/03         1,000        925,710
                                                                                                             ------------
                                                                                                                9,545,860
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $669,502,566).....................................................................................    572,050,128
                                                                                                             ------------

CONVERTIBLE BONDS -- 0.4%
OIL/GAS
  Key Energy Group, Inc. (cost $2,759,048)..................    NR         5.00%    09/15/04         3,500      2,756,250
                                                                                                             ------------
                                                                                                  SHARES
                    COMMON STOCK -- 5.1%                                                         ---------
  Callahan Nordrhein Westfalen..............................                                        11,500      7,743,125
  CD Radio, Inc.............................................                                         4,245      2,377,200
  Classic Communications, Inc.(a)...........................                                         6,000         51,000
  Dr. Pepper Bottling Holdings, Inc. (Class B)(a)(b) (cost
    $5,226; purchased 10/21/88).............................                                         5,807        145,175
  Federal Mogul Corp. ......................................                                         2,475      1,737,250
  Flextronics International Ltd.............................                                         3,000      3,030,000
  Fox Family Worldwide, Inc.................................                                           425        380,375
  Intermediate Act Operating Co., Inc. .....................                                         2,354      1,082,840
  Lodgian Financing Corp....................................                                           400        312,000
  Maxcom Telecommunications.................................                                           245        215,600
  Mcleodusa, Inc., (b) (cost 130,705; purchased at
    06/26/00)...............................................                                            16        336,039
  Midland Funding Corp. ....................................                                           170        190,301
  Norampac Inc. ............................................                                           350        337,750
  Orion Power Holdings Inc..................................                                         4,900      5,047,000
  Packaging Resources, Inc.(a)..............................                                         2,251        900,526
  Premier Cruises, Ltd. (a)(b) (cost $0; purchased
    09/15/99)...............................................                                        74,058        203,660
  Samuels Jewelers Inc.(a) .................................                                            38        168,750
  South Carolina Holding Corp. .............................                                         1,596      1,703,730
  Star Gas Partners L. P....................................                                         2,561         39,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B43

JUNE 30, 2000 (UNAUDITED)

                                                                                                                VALUE
                                                                                                  SHARES       (NOTE 2)
                  COMMON STOCK (CONTINUED)                                                       ---------   ------------
  United Pan Europe Commerce................................                                        13,495   $  8,252,550
  Waste Systems International, Inc.(a)(b) (cost $1,970,169;
    purchased 02/01/99).....................................                                           503        880,864
  YankeeNets LLC(b) (cost $2,100,000; purchased 03/09/00)...                                         2,100      2,021,250
                                                                                                             ------------
TOTAL COMMON STOCKS
  (cost $42,333,756)......................................................................................     37,156,360
                                                                                                             ------------
                  PREFERRED STOCKS -- 6.7%
  Adelphia Communications, Inc., PIK........................                                        65,250      6,851,250
  AmeriKing, Inc., Sr. Notes PIK............................                                        27,505        220,040
  California Federal Bancorp, Inc. .........................                                       100,000      2,118,750
  CSC Holdings, Inc., PIK...................................                                        38,533      4,055,566
  Century Maintenance Supplies, PIK.........................                                        48,369      3,627,675
  Clark USA, Inc., PIK......................................                                           626        125,250
  Cluett American Corp., PIK................................                                        44,746        907,105
  Contour Energy Co.(a).....................................                                        38,400        254,400
  Dobson Communications, PIK................................                                         4,833      4,978,614
  Eagle-Picher Holdings, Inc.(a)............................                                           170        510,000
  Fitzgeralds Gaming, Inc.(a)...............................                                        50,000         50,000
  Geneva Steel, Inc.(a).....................................                                        22,000          2,200
  Global Crossing Holdings, Ltd., PIK.......................                                        16,250      1,576,250
  GPA Group Plc(a)..........................................                                     1,550,000        744,000
  ICG Communications, Inc., PIK.............................                                         1,567      1,316,272
  Intermedia Communications, Inc., PIK......................                                           129        298,151
  Isle Capri Black Hawk LLC ................................                                         4,000      4,360,000
  Nextel Communications, Inc., PIK..........................                                         1,084      1,051,480
  Paxson Communications Inc., PIK...........................                                           591      5,664,750
  Primedia, Inc.............................................                                        44,668      4,154,124
  R&B Falcon Corp., PIK.....................................                                         3,305      3,751,719
  Rural Cellular Corp., PIK.................................                                            12         11,280
  Supermarkets General Holdings Corp., PIK(a)...............                                        25,000          4,062
  Viasystems, Inc., PIK(a)..................................                                        47,804        860,467
  Waste Systems International Inc.(b) (cost 4,000,000;
    purchased 2/29/00)......................................                                         4,038      1,070,070
  World Access Inc.(b) (cost $2,000,000; purchased
    02/11/00)...............................................                                         1,332        852,480
                                                                                                             ------------
TOTAL PREFERRED STOCKS
  (cost $65,810,623)......................................................................................     49,415,955
                                                                                                             ------------

                                                                                    EXPIRATION
                                                                                       DATE        UNITS
                    WARRANTS(a) -- 0.9%                                             ----------   ---------
  21st Century Telecom Group, Inc. .........................                        02/15/10           400          4,900
  Allegiance Telecommunications, Inc. ......................                        02/03/08         3,800        444,600
  American Banknote Corp. ..................................                        12/01/02         2,500             25
  Ampex Corp. ..............................................                        03/15/03       170,000          1,700
  Asia Pulp & Paper Ltd.(b) (cost $0; purchased 3/09/00)....                        03/15/05         1,295             13
  Bell Technology Group, Ltd. ..............................                        03/15/03         1,250         51,250
  Bestel S.A................................................                        05/01/05         2,500         30,000
  Birch Telecomm, Inc. .....................................                        06/15/08         2,500         13,750
  Cellnet Data Systems, Inc. ...............................                        09/15/07         7,010             70
  Clearnet Communications, Inc. ............................                        09/15/05        26,202        628,848
  DTI Holdings, Inc. .......................................                        03/01/08         5,000             50
  Electronic Retailing Systems..............................                        02/01/04         2,000          2,000
  First World Communications................................                        04/15/08         1,175         82,250
  GT Group Telecommunication, Inc. .........................                        02/01/10         6,725              0
  HFI Icon Health...........................................                        09/27/09        18,093         27,140
  Intelcom Group, Inc. .....................................                        09/15/05        20,790        353,430
  Interact Systems, Inc. ...................................                        12/15/09         4,400             44
  Intermediate Act Electronic Mktg. Inc.....................                        12/15/09         4,400         22,000
  Maxcom Telecommunications.................................                        04/01/07           245              0
  McCaw Int'l., Ltd. .......................................                        01/01/49         1,650          6,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B44

JUNE 30, 2000 (UNAUDITED)

                                                                                    EXPIRATION                  VALUE
                                                                                       DATE        UNITS       (NOTE 2)
WARRANTS (CONTINUED)                                                                ----------   ---------   ------------
  MGC Communications, Inc. .................................                        01/01/49             2   $    585,000
  Pagemart, Inc. ...........................................                        12/31/03         9,200         59,800
  Powertel, Inc. ...........................................                        02/01/06         6,720        342,720
  Price Communications Cellular Holdings....................                        08/01/07         6,880      1,148,960
  Primus Telecommunications Group...........................                        05/01/07         1,500         46,125
  R & B Falcon .............................................                        05/01/09         2,875      1,437,500
  Star Choice Communications, Inc. .........................                        12/15/05        69,480        451,620
  Sterling Chemical Holdings, Inc. .........................                        08/15/08           560          5,040
  TVN Entertainment Corp. ..................................                        08/01/08         1,135              0
  USN Communications, Inc. .................................                        10/15/04        10,590              0
  Versatel Telecommunications...............................                        05/15/08         2,000      1,040,000
  WamNet, Inc. .............................................                        08/01/08         3,000         36,000
  Waste Systems International...............................                        11/15/06        60,000         30,000
  XM Satellite Radio Inc. ..................................                        03/03/10         4,505              0
                                                                                                             ------------
TOTAL WARRANTS
  (cost $2,071,260).......................................................................................      6,851,435
                                                                                                             ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $782,477,253).....................................................................................    668,230,128
                                                                                                             ------------

SHORT-TERM INVESTMENTS -- 12.2%                                                                  PRINCIPAL
                                                               MOODY'S   INTEREST    MATURITY     AMOUNT        VALUE
                                                               RATING      RATE        DATE        (000)       (NOTE 2)
CORPORATE BONDS -- 3.3%                                        -------   --------   ----------   ---------   ------------
AEROSPACE -- 0.4%
  Aircraft Funding, Sr. Notes...............................    NR        12.00%     07/16/00    $  1,024         870,731
  United States Air, Inc., Sr. Notes........................    B3         9.63%     02/01/01       2,000       1,977,600
                                                                                                             ------------
                                                                                                                2,848,331
                                                                                                             ------------
CABLE
  Century Communications Corp...............................    B1         9.50%     08/15/00         100          99,500
                                                                                                             ------------
CONSUMER PRODUCTS -- 0.4%
  Coinstar, Inc., Sr. Disc. Notes...........................    NR        13.00%     06/30/00       3,275       3,307,750
                                                                                                             ------------
LEISURE -- 0.4%
  Santa Fe Hotel, Inc., Gtd. First Mtge. Notes..............    Caa       11.00%     12/15/00       2,750       2,667,600
                                                                                                             ------------
RETAIL -- 0.4%
  Family Restaurants, Inc., Sr. Notes.......................    NR        15.00%     06/30/00       3,000       3,000,000
                                                                                                             ------------
TELECOMMUNICATIONS -- 1.6%
  Bestel S.A., Sr. Disc. Notes..............................    NR        12.75%     05/15/01       2,500       1,775,000
  GST Telecommunications, Inc., Sr. Sub. Notes(d)...........    NR        13.88%     12/15/00         650         130,000
  ICG Holdings, Inc., Sr. Sub. Notes........................    B3        13.50%     09/15/00         850         822,376
  Millicom Intl. Cellular S.A., Sr. Sub. Notes..............    B3        12.00%     06/30/01       4,245       3,650,700
  Pagemart Nationwide, Inc., Sr. Disc. Notes................    B3        15.00%     06/30/00       2,550       2,435,250
  Telewest PLC, Sr. Disc. Notes.............................    B1         9.25%     10/01/00       2,850       2,714,625
                                                                                                             ------------
                                                                                                               11,527,951
                                                                                                             ------------
WASTE MANAGEMENT -- 0.1%
  Clean Harbors, Inc., Sr. Notes............................    B2        12.50%      5/15/01       1,250         975,000
                                                                                                             ------------
TOTAL CORPORATE BONDS
  (cost $26,765,233)......................................................................................     24,426,132
                                                                                                             ------------
                                                                                    EXPIRATION
                                                                                       DATE        UNITS
                    WARRANTS(a) -- 0.1%                                             ----------   ---------
  Adelphia Business Solutions
    (cost $127,500).........................................                          4/15/01       4,250       1,147,500
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B45

JUNE 30, 2000 (UNAUDITED)

                                                                                                 PRINCIPAL
                                                                         INTEREST    MATURITY     AMOUNT        VALUE
                                                                           RATE        DATE        (000)       (NOTE 2)
COMMERCIAL PAPER -- 2.5%                                                 --------   ----------   ---------   ------------
  American Electric Power Co. ..............................               6.85%      7/20/00    $  3,000(f) $  2,990,296
  American Electric Power Co. ..............................               6.83%      7/21/00       5,000(f)    4,982,925
  Comdisco, Inc. ...........................................               7.00%      7/10/00       1,000(f)      998,639
  GPU Capital, Inc. ........................................               6.88%      7/31/00       1,197(f)    1,190,595
  PSE&G Fuel Corp. .........................................               6.82%      7/20/00       5,000(f)    4,983,897
  TRW, Inc. ................................................               6.90%      8/15/00       3,000(f)    2,975,275
                                                                                                             ------------
TOTAL COMMERCIAL PAPER
  (cost $18,121,627)......................................................................................     18,121,627
                                                                                                             ------------
TIME DEPOSIT -- 0.7%
  Deutsche Bank AG
    (cost $4,914,000).......................................              7.125%     07/03/00       4,914(f)    4,914,000
                                                                                                             ------------
REPURCHASE AGREEMENT -- 5.6%
Joint Repurchase Agreement Account
  (cost $41,437,000; Note 5)................................              6.493%     07/03/00      41,437      41,437,000
                                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $91,365,360)......................................................................................     90,046,259
                                                                                                             ------------
TOTAL INVESTMENTS -- 102.9%
  (cost $873,842,613; Note 6).............................................................................    758,276,387
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.9)%...........................................................    (21,869,502)
                                                                                                             ------------
TOTAL NET ASSETS -- 100.0%................................................................................   $736,406,885
                                                                                                             ============

The following abbreviations are used in portfolio descriptions:

    LLC     Limited Liability Company
    LP      Limited Partnership
    NR      Not Rated by Moody's or Standard & Poors
    PIK     Payment in Kind Securities
    PLC     Public Limited Company

(a) Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $25,043,821. The aggregate value, $10,518,737 is approximately 1.4% of net assets.

(c) Indicates a fair valued security. The aggregate value, $3,304,625 is approximately .45% of net assets.

(d) Represents issuer in default on interest payments, non-income producing security.

(e) Portion of securities on loan with an aggregate market value of $21,880,778, cash collateral of $22,897,220 was received with which the portfolio purchased securities.

(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B46

                              STOCK INDEX PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

         LONG-TERM INVESTMENTS -- 98.7%                 VALUE
                                         SHARES        (NOTE 2)
            COMMON STOCKS              ----------   --------------
ADVERTISING -- 0.2%
  Omnicom Group, Inc. ...............      65,700   $    5,851,406
  Young & Rubicam, Inc...............      24,000        1,372,500
                                                    --------------
                                                         7,223,906
                                                    --------------
AEROSPACE -- 0.8%
  Boeing Co. ........................     321,936       13,460,949
  General Dynamics Corp. ............      74,700        3,903,075
  Lockheed Martin Corp. .............     148,298        3,679,644
  Northrop Grumman Corp. ............      24,200        1,603,250
  Raytheon Co. (Class "B" Stock).....     123,018        2,368,097
  Rockwell International Corp. ......      71,900        2,264,850
  United Technologies Corp. .........     173,500       10,214,812
                                                    --------------
                                                        37,494,677
                                                    --------------
AIRLINES -- 0.2%
  AMR Corp. .........................      55,300        1,461,994
  Delta Airlines, Inc. ..............      48,300        2,442,169
  Southwest Airlines Co. ............     181,725        3,441,417
  US Airways Group, Inc.(a)..........      30,900        1,205,100
                                                    --------------
                                                         8,550,680
                                                    --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Shares) .....     102,200        4,068,837
  Reebok International Ltd. .........      19,000          302,813
                                                    --------------
                                                         4,371,650
                                                    --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Cummins Engine Co., Inc. ..........      14,400          392,400
  Dana Corp. ........................      63,594        1,347,398
  Delphi Automotive Systems Corp. ...     206,044        3,000,516
  Ford Motor Co. ....................     442,700       19,036,100
  General Motors Corp. ..............     199,700       11,595,081
  Genuine Parts Co. .................      65,925        1,318,500
  Johnson Controls, Inc. ............      32,000        1,642,000
  Navistar International Corp.(a)....      23,900          742,394
  PACCAR Inc. .......................      29,160        1,157,287
  TRW, Inc. .........................      44,200        1,917,175
  Visteon Corp.(a)...................      57,964          702,814
                                                    --------------
                                                        42,851,665
                                                    --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  AmSouth Bancorporation.............     134,900        2,124,675
  Associates First Capital Corp. ....     274,266        6,119,560
  Bank of New York Co., Inc. ........     270,900       12,596,850
  Bank One Corp. ....................     427,045       11,343,383
  BankAmerica Corp. .................     615,044       26,446,892
  Capital One Financial..............      74,400        3,320,100
  Charter One Financial, Inc.(a).....      34,000          782,000
  Chase Manhattan Corp. .............     453,241       20,877,414
  Comerica, Inc. ....................      58,450        2,622,944
  Fifth Third Bancorp................     109,600        6,932,200
  First Union Corp. .................     362,978        9,006,392
  Firstar Corp. .....................     361,460        7,613,251
  Golden West Financial Corp. .......      61,900        2,526,294
  Huntington Bancshares, Inc. .......      85,250        1,348,016
  KeyCorp............................     169,700        2,990,962
  Mellon Financial Corp. ............     180,300        6,569,681
  National City Corp. ...............     232,400        3,965,325
  Northern Trust Corp. ..............      82,000        5,335,125
  PNC Bank Corp. ....................     109,200        5,118,750
  Providian Financial Corp. .........      52,550        4,729,500
  SouthTrust Corp. ..................      59,400        1,343,925

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  State Street Corp. ................      58,800   $    6,236,475
  Summit Bancorp.....................      63,900        1,573,538
  Suntrust Banks, Inc. ..............     112,200        5,126,137
  U.S. Bancorp.......................     268,926        5,176,825
  Union Planters Corp. ..............      53,200        1,486,275
  Wells Fargo & Co. .................     596,560       23,116,700
                                                    --------------
                                                       186,429,189
                                                    --------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc. ....      85,300        2,628,306
  Dow Chemical Co. ..................     243,600        7,353,675
  Du Pont (E.I.) de Nemours & Co. ...     386,291       16,900,231
  Eastman Chemical Co. ..............      27,600        1,317,900
  Engelhard Corp. ...................      49,875          850,992
  FMC Corp.(a).......................      12,300          713,400
  Grace (W.R.) & Co.(a)..............      24,400          295,850
  Great Lakes Chemical Corp. ........      20,600          648,900
  Hercules, Inc. ....................      37,400          525,938
  Praxair, Inc. .....................      59,100        2,212,556
  Rohm & Haas Co. ...................      79,100        2,728,950
  Sigma-Aldrich Corp. ...............      38,000        1,111,500
  Union Carbide Corp. ...............      50,600        2,504,700
                                                    --------------
                                                        39,792,898
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a)...................     267,618        3,746,652
  Convergys Corp. ...................      34,000        1,763,750
  Deluxe Corp. ......................      29,000          683,312
  Quintiles Transnational,
    Corp.(a).........................      36,000          508,500
                                                    --------------
                                                         6,702,214
                                                    --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a) ...........     121,200        6,347,850
  Citrix Systems, Inc.(a)............      64,800        1,227,150
  Compaq Computer Corp. .............     629,069       16,080,576
  Comverse Technology, Inc.(a).......      52,000        4,836,000
  Dell Computer Corp.(a).............     944,200       46,560,863
  Hewlett-Packard Co. ...............     369,300       46,116,338
  International Business Machines
    Corp. ...........................     651,400       71,369,012
  Seagate Technology, Inc.(a)........      81,200        4,466,000
  Sun Microsystems, Inc.(a)..........     579,700       52,716,469
                                                    --------------
                                                       249,720,258
                                                    --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. ........................     127,600        7,352,950
  Adaptec, Inc.(a)...................      37,500          853,125
  Adobe Systems, Inc. ...............      44,900        5,837,000
  America Online, Inc.(a)............     839,600       44,288,900
  Autodesk, Inc. ....................      19,800          686,813
  Automatic Data Processing, Inc. ...     232,900       12,474,706
  BMC Software, Inc.(a)..............      90,300        3,294,539
  Cabletron Systems, Inc.(a).........      63,500        1,603,375
  Ceridian Corp.(a)..................      53,200        1,280,125
  Cisco Systems, Inc.(a).............   2,526,000      160,558,875
  Computer Associates International,
    Inc. ............................     204,543       10,470,045
  Computer Sciences Corp.(a).........      60,700        4,533,531
  Compuware Corp.(a).................     133,600        1,386,100
  EMC Corp.(a).......................     776,174       59,716,887
  First Data Corp. ..................     155,400        7,711,725
  Gateway, Inc. .....................     114,800        6,514,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B47

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
COMPUTER SERVICES (CONT'D.)
  Lexmark International Group,
    Inc.(a)..........................      48,414   $    3,255,841
  Mercury Interactive Corp. .........       9,000          870,750
  Micron Technology, Inc. ...........     199,400       17,559,662
  Microsoft Corp. ...................   1,913,500      153,080,000
  NCR Corp.(a).......................      31,300        1,218,744
  Network Appliance, Inc.(a).........     110,400        8,887,200
  Novell, Inc.(a)....................     126,100        1,166,425
  Oracle Corp.(a)....................   1,038,460       87,295,544
  Parametric Technology Corp.(a).....      97,000        1,067,000
  Peoplesoft, Inc.(a)................      96,000        1,608,000
  Sapient Corp. .....................      15,000        1,604,063
  Siebel Systems Inc.(a).............      67,000       10,958,688
  Unisys Corp.(a)....................     111,000        1,616,438
  VERITAS Software Corp.(a)..........     138,000       15,596,156
  Yahoo!, Inc. ......................     194,400       24,081,300
                                                    --------------
                                                       658,429,407
                                                    --------------
CONSTRUCTION -- 0.1%
  Armstrong Holdings Inc. ...........      14,700          225,094
  Centex Corp. ......................      21,600          507,600
  Fluor Corp. .......................      28,300          894,988
  Kaufman & Broad Home Corp. ........      16,166          320,289
  Pulte Corp. .......................      14,500          313,562
  Vulcan Materials Co. ..............      37,600        1,605,050
                                                    --------------
                                                         3,866,583
                                                    --------------
CONSUMER PRODUCTS
  Tupperware Corp. ..................      22,300          490,600
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. ........................      10,900          350,844
  Bemis Co., Inc. ...................      18,100          608,612
  Crown Cork & Seal Co., Inc.(a).....      44,200          663,000
  Owens-Illinois, Inc.(a)............      59,700          697,744
  Pactiv Corp.(a)....................      58,900          463,838
                                                    --------------
                                                         2,784,038
                                                    --------------
COSMETICS & SOAPS -- 1.4%
  Alberto-Culver Co. (Class "B"
    Stock)...........................      19,100          583,744
  Avon Products, Inc. ...............      91,000        4,049,500
  Clorox Co. ........................      86,500        3,876,281
  Colgate-Palmolive Co. .............     214,900       12,867,137
  Gillette Co. ......................     387,500       13,538,281
  International Flavors & Fragrances,
    Inc. ............................      39,400        1,189,388
  Procter & Gamble Co. ..............     480,704       27,490,260
                                                    --------------
                                                        63,594,591
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. .................     117,900        7,015,050
  Philip Morris Companies, Inc. .....     843,200       22,397,500
  Polaroid Corp. ....................      15,400          278,163
                                                    --------------
                                                        29,690,713
                                                    --------------
DIVERSIFIED MANUFACTURING -- 4.1%
  General Electric Co. ..............   3,615,800      191,637,400
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.3%
  Avery Dennison Corp. ..............      43,900        2,946,787
  Pitney Bowes, Inc. ................     100,900        4,036,000
  Xerox Corp. .......................     245,792        5,100,184
                                                    --------------
                                                        12,082,971
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
DRUGS & MEDICAL SUPPLIES -- 10.3%
  Abbott Laboratories................     566,700   $   25,253,569
  Allergan, Inc. ....................      50,600        3,769,700
  ALZA Corp.(a)......................      35,700        2,110,762
  American Home Products Corp. ......     480,100       28,205,875
  Bausch & Lomb, Inc. ...............      20,100        1,555,237
  Baxter International, Inc. ........     109,500        7,699,219
  Becton, Dickinson & Co. ...........      93,100        2,670,806
  Biogen, Inc. ......................      52,000        3,354,000
  Biomet, Inc........................      42,100        1,618,219
  Boston Scientific Corp.(a).........     151,800        3,330,112
  Bristol-Myers Squibb Co. ..........     725,760       42,275,520
  Bard, (C.R.), Inc. ................      19,000          914,375
  Cardinal Health, Inc. .............     101,650        7,522,100
  Guidant Corp.(a)...................     113,100        5,598,450
  Johnson & Johnson..................     508,900       51,844,187
  Lilly (Eli) & Co. .................     401,200       40,069,850
  Mallinckrodt, Inc. ................      25,800        1,120,688
  Medtronic, Inc. ...................     442,700       22,051,994
  Merck & Co., Inc. .................     843,800       64,656,175
  Pfizer, Inc. ......................   2,292,750      110,052,000
  Pharmacia Corporation..............     461,456       23,851,507
  Schering-Plough Corp. .............     536,300       27,083,150
  St. Jude Medical, Inc. ............      30,300        1,390,013
  Watson Pharmaceuticals, Inc.(a)....      35,000        1,881,250
                                                    --------------
                                                       479,878,758
                                                    --------------
ELECTRICAL SERVICES -- 0.2%
  American Power Conversion..........      53,000        2,163,063
  CP&L Energy, Inc.(a)...............      59,900        1,913,056
  TXU Corp. .........................     103,506        3,053,427
                                                    --------------
                                                         7,129,546
                                                    --------------
ELECTRONICS -- 7.4%
  Advanced Micro Devices, Inc.(a)....      54,100        4,179,225
  Altera Corp.(a)....................      67,000        6,829,812
  Analog Devices, Inc.(a)............     128,900        9,796,400
  Applied Materials, Inc.(a).........     282,200       25,574,375
  Broadcom Corp. ....................      16,000        3,199,722
  Conexant Systems Inc. .............      72,000        3,501,000
  Electronic Data Systems Corp. .....     173,900        7,173,375
  Emerson Electric Co.(a)............     157,500        9,509,062
  Intel Corp. .......................   1,227,600      164,114,775
  KLA-Tencor Corp.(a)................      67,400        3,947,113
  Linear Technology Corp. ...........     105,000        6,713,437
  LSI Logic Corp.(a).................     110,800        5,997,050
  Maxim Integrated Products,
    Inc.(a)..........................      92,000        6,250,250
  MIPS Technologies, Inc. (Class "B"
    Stock)...........................       9,396          361,735
  Molex Inc. ........................      70,000        3,368,750
  National Semiconductor Corp.(a)....      65,400        3,711,450
  Novellus Systems, Inc. ............      28,000        1,583,750
  Perkin Elmer, Inc. ................      18,000        1,190,250
  Pinnacle West Capital Corp. .......      29,000          982,375
  PPL Corp. .........................      57,000        1,250,438
  RadioShack Corp.(a)................      70,660        3,347,518
  Sanmina Corp. .....................      31,000        2,650,500
  Solectron Corp.(a).................     218,000        9,128,750
  Tektronix, Inc. ...................      17,500        1,295,000
  Teradyne, Inc. (United
    States)(a).......................      63,900        4,696,650
  Texas Instruments, Inc. ...........     596,600       40,978,962

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B48

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
ELECTRONICS (CONT'D.)
  Thomas & Betts Corp. ..............      23,800   $      455,175
  Xilinx Inc.(a).....................     118,400        9,775,400
                                                    --------------
                                                       341,562,299
                                                    --------------
FINANCIAL SERVICES -- 5.8%
  American Express Co. ..............     493,100       25,702,837
  Bear Stearns Companies, Inc. ......      44,210        1,840,241
  Schwab (Charles) Corp. ............     468,800       15,763,400
  Citigroup, Inc. ...................   1,235,213       74,421,583
  Countrywide Credit Industries,
    Inc. ............................      40,800        1,236,750
  Dun & Bradstreet Corp. ............      62,360        1,785,055
  Equifax, Inc. .....................      52,300        1,372,875
  Federal Home Loan Mortgage Corp. ..     257,700       10,436,850
  Federal National Mortgage
    Association......................     372,700       19,450,281
  Fleetboston Financial Corp. .......     334,488       11,372,592
  Franklin Resource, Inc. ...........      92,400        2,806,650
  H&R Block, Inc. ...................      36,700        1,188,163
  Household International, Inc. .....     175,458        7,292,473
  Lehman Brothers Holdings, Inc. ....      43,700        4,132,381
  MBNA Corp. ........................     296,768        8,049,832
  Merrill Lynch & Co., Inc. .........     136,900       15,743,500
  Morgan (J.P.) & Co., Inc. .........      61,150        6,734,144
  Morgan Stanley Dean Witter &
    Co. .............................     416,910       34,707,757
  Old Kent Financial Corp. ..........      32,550          870,713
  PaineWebber Group, Inc. ...........      54,000        2,457,000
  Paychex, Inc. .....................     137,250        5,764,500
  Price (T.Rowe) Associates, Inc. ...      36,000        1,530,000
  Regions Financial Corp. ...........      83,100        1,651,613
  SLM Holding Corp. .................      59,600        2,231,275
  Synovus Financial Corp. ...........      97,500        1,718,438
  Washington Mutual, Inc. ...........     205,648        5,938,086
                                                    --------------
                                                       266,198,989
                                                    --------------
FOOD & BEVERAGE -- 3.7%
  Anheuser-Busch Companies, Inc. ....     169,300       12,644,594
  Archer-Daniels-Midland Co. ........     225,931        2,216,948
  Bestfoods..........................     100,100        6,931,925
  Brown-Forman Corp. (Class "B"
    Stock)...........................      23,800        1,279,250
  Campbell Soup Co. .................     157,100        4,575,537
  Coca-Cola Co. .....................     907,100       52,101,556
  Coca-Cola Enterprises Inc. ........     159,000        2,593,688
  ConAgra, Inc. .....................     179,100        3,414,094
  Coors (Adolph) Co. (Class "B"
    Stock)...........................      12,800          774,400
  General Mills, Inc. ...............     113,800        4,352,850
  Heinz (H.J.) & Co. ................     132,350        5,790,312
  Hershey Foods Corp. ...............      49,500        2,400,750
  Kellogg Co. .......................     148,900        4,429,775
  Nabisco Group Holdings Corp.(a)....     119,900        3,109,906
  PepsiCo, Inc. .....................     530,100       23,556,319
  Quaker Oats Co. ...................      47,600        3,575,950
  Ralston-Ralston Purina Group.......     113,620        2,265,299
  Sara Lee Corp. ....................     328,400        6,342,225
  Seagram Co., Ltd. .................     161,800        9,384,400
  Sysco Corp. .......................     121,500        5,118,187
  Unilever NV, ADR (Netherlands).....     210,432        9,048,576
  Wrigley (William) Jr. Co. .........      42,600        3,415,988
                                                    --------------
                                                       169,322,529
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
FOREST PRODUCTS -- 0.4%
  Boise Cascade Corp. ...............      19,886   $      514,550
  Fort James Corp. ..................      81,000        1,873,125
  Georgia-Pacific Corp. .............      66,800        1,753,500
  International Paper Co. ...........     179,968        5,365,281
  Louisiana-Pacific Corp. ...........      38,900          423,038
  Mead Corp. ........................      37,400          944,350
  Potlatch Corp. ....................      10,000          331,250
  Temple-Inland, Inc. ...............      20,000          840,000
  Westvaco Corp. ....................      35,700          885,806
  Weyerhaeuser Co. ..................      87,100        3,745,300
  Willamette Industries, Inc. .......      44,200        1,204,450
                                                    --------------
                                                        17,880,650
                                                    --------------
GAS PIPELINES -- 0.6%
  Cinergy Corp. .....................      58,739        1,494,174
  Columbia Energy Group..............      30,250        1,985,156
  Enron Corp. .......................     265,700       17,137,650
  Peoples Energy Corp. ..............      11,400          369,075
  Sempra Energy......................      74,154        1,260,618
  Williams Companies, Inc. ..........     162,300        6,765,881
                                                    --------------
                                                        29,012,554
                                                    --------------
HOSPITALS/HEALTHCARE MANAGEMENT -- 1.4%
  Agilent Technologies, Inc. ........     155,613       11,476,459
  Amgen, Inc.(a).....................     376,900       26,477,225
  Columbia/HCA Healthcare Corp.......     206,398        6,269,339
  HEALTHSOUTH Corp.(a)...............     154,500        1,110,469
  Humana, Inc.(a)....................      58,100          283,238
  IMS Health, Inc. ..................     119,120        2,144,160
  Manor Care, Inc. ..................      40,850          285,950
  McKesson HBOC, Inc. ...............     101,107        2,116,928
  MedImmune, Inc. ...................      57,000        4,218,000
  Shared Medical Systems Corp. ......       9,000          656,437
  Tenet Healthcare Corp.(a)..........     111,100        2,999,700
  UnitedHealth Group, Inc. ..........      62,200        5,333,650
  Wellpoint Health Networks,
    Inc.(a)..........................      25,100        1,818,181
                                                    --------------
                                                        65,189,736
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL
  CARE -- 0.3%
  Kimberly-Clark Corp. ..............     200,788       11,520,212
  Leggett & Platt, Inc. .............      64,000        1,056,000
                                                    --------------
                                                        12,576,212
                                                    --------------
HOUSING RELATED -- 0.4%
  Lowe's Companies, Inc. ............      37,800        2,268,000
  Lowe's Companies, Inc. ............     143,000        5,871,937
  Masco Corp. .......................     161,200        2,911,675
  Maytag Corp. ......................      32,700        1,205,813
  Newell Rubbermaid, Inc. ...........     107,049        2,756,512
  Owens Corning......................      21,100          195,175
  Stanley Works......................      32,300          767,125
  Whirlpool Corp. ...................      27,300        1,272,862
                                                    --------------
                                                        17,249,099
                                                    --------------
INSTRUMENT - CONTROLS -- 0.1%
  PE Corp. - PE Biosystems Group.....      77,400        5,098,725
                                                    --------------
INSURANCE -- 3.0%
  Aetna, Inc. .......................      53,312        3,421,964
  AFLAC, Inc. .......................      97,400        4,474,313
  Allstate Corp. ....................     283,688        6,312,058

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B49

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
INSURANCE (CONT'D.)
  American General Corp. ............      92,286   $    5,629,446
  American International Group,
    Inc. ............................     565,943       66,498,302
  Aon Corp. .........................      94,125        2,923,758
  Chubb Corp. .......................      64,600        3,972,900
  CIGNA Corp. .......................      60,100        5,619,350
  Cincinnati Financial Corp. ........      62,500        1,964,844
  Conseco, Inc. .....................     118,259        1,153,025
  Hartford Financial Services Group,
    Inc. ............................      81,200        4,542,125
  Jefferson-Pilot Corp. .............      39,912        2,252,533
  Lincoln National Corp. ............      68,800        2,485,400
  Marsh & McLennan Companies,
    Inc. ............................      98,000       10,234,875
  MBIA, Inc. ........................      36,300        1,749,206
  MGIC Investment Corp. .............      40,200        1,829,100
  Progressive Corp. .................      27,000        1,998,000
  SAFECO Corp. ......................      48,300          959,963
  St. Paul Companies, Inc. ..........      83,110        2,836,129
  Torchmark Corp. ...................      51,000        1,259,063
  UnumProvident Corp. ...............      86,656        1,738,536
  Wachovia Corp. ....................      74,200        4,025,350
                                                    --------------
                                                       137,880,240
                                                    --------------
LEISURE -- 1.0%
  Brunswick Corp. ...................      33,400          553,188
  Carnival Corp. (Class "A" Stock)...     229,700        4,479,150
  Disney (Walt) Co. .................     760,001       29,497,539
  Harley-Davidson Inc. ..............     100,000        3,850,000
  Harrah's Entertainment, Inc.(a)....      46,350          970,453
  Hilton Hotels Corp. ...............     104,800          982,500
  Marriott International, Inc. (Class
    "A" Stock).......................      93,200        3,361,025
  Sabre Group Holdings, Inc. (Class
    "A" Stock).......................      42,419        1,208,941
                                                    --------------
                                                        44,902,796
                                                    --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp. ...........       7,800          267,150
  Caterpillar, Inc. .................     134,300        4,549,412
  Cooper Industries, Inc. ...........      37,000        1,204,812
  Deere & Co. .......................      85,200        3,152,400
  Dover Corp. .......................      75,900        3,078,694
  Eaton Corp. .......................      27,600        1,849,200
  Ingersoll-Rand Co. ................      62,750        2,525,687
  Milacron, Inc. ....................       6,600           95,700
  Parker Hannifin Corp. .............      41,225        1,411,956
  Snap-On, Inc. .....................      22,800          607,050
  Thermo Electron Corp.(a)...........      57,000        1,200,563
  Timken Co. ........................      21,500          400,438
                                                    --------------
                                                        20,343,062
                                                    --------------
MEDIA -- 3.0%
  Clear Channel Communications,
    Inc.(a)..........................     124,200        9,315,000
  Comcast Corp. (Special Class "A"
    Stock)...........................     330,400       13,381,200
  Dow Jones & Co., Inc. .............      32,700        2,395,275
  Gannett Co., Inc. .................      99,700        5,963,306
  Interpublic Group of Companies,
    Inc. ............................     105,100        4,519,300
  Knight-Ridder, Inc. ...............      31,100        1,654,131
  McGraw Hill, Inc. .................      72,900        3,936,600
  Mediaone Group, Inc.(a)............     226,300       14,964,087
  Meredith Corp. ....................      17,800          600,750

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  New York Times Co. (Class "A"
    Stock)...........................      65,200   $    2,575,400
  R.R. Donnelley & Sons, Co. ........      49,500        1,116,844
  Time Warner, Inc. .................     473,180       35,961,680
  Tribune Co. .......................     124,400        4,354,000
  Viacom, Inc. (Class "B"
    Stock)(a)........................     560,436       38,214,730
                                                    --------------
                                                       138,952,303
                                                    --------------
METALS - FERROUS -- 0.1%
  Allegheny Technologies, Inc. ......      34,940          628,920
  Bethlehem Steel Corp.(a)...........      47,300          168,506
  Nucor Corp. .......................      31,200        1,035,450
  USX -- U.S. Steel Group, Inc. .....      31,540          585,462
  Worthington Industries, Inc. ......      34,000          357,000
                                                    --------------
                                                         2,775,338
                                                    --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum Ltd. ...............      83,350        2,583,850
  Alcoa, Inc. .......................     320,476        9,293,804
  INCO Ltd. .........................      67,200        1,033,200
                                                    --------------
                                                        12,910,854
                                                    --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. ........      75,817        2,900,000
  Homestake Mining Co. ..............      93,700          644,188
  Phelps Dodge Corp. ................      27,528        1,023,698
                                                    --------------
                                                         4,567,886
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.6%
  AES Corp.(a).......................     150,400        6,862,000
  BB&T Corp. ........................     114,300        2,728,912
  Crane Co. .........................      25,625          623,008
  Danaher Corp. .....................      51,400        2,541,087
  Ecolab, Inc. ......................      48,000        1,875,000
  Fortune Brands, Inc. ..............      56,500        1,303,031
  Honeywell Inc. ....................     293,250        9,878,859
  Illinois Tool Works, Inc. .........     106,900        6,093,300
  ITT Industries, Inc. ..............      37,900        1,151,213
  Millipore Corp. ...................      16,200        1,221,075
  Pall Corp. ........................      44,000          814,000
  PPG Industries, Inc. ..............      65,800        2,915,762
  Sealed Air Corp. ..................      30,810        1,613,674
  Textron, Inc. .....................      55,600        3,019,775
  Tyco International Ltd. ...........     625,114       29,614,776
  W.W. Grainger, Inc. ...............      33,400        1,029,138
                                                    --------------
                                                        73,284,610
                                                    --------------
MISCELLANEOUS - CONSUMER
  GROWTH/STABLE -- 0.9%
  American Greetings Corp. (Class "A"
    Stock)...........................      24,800          471,200
  Black & Decker Corp. ..............      32,900        1,293,381
  Corning, Inc. .....................      99,000       26,717,625
  Energizer Holdings Inc. ...........           1               18
  Minnesota Mining & Manufacturing
    Co. .............................     144,900       11,954,250
                                                    --------------
                                                        40,436,474
                                                    --------------
OIL & GAS -- 4.4%
  Amerada Hess Corp. ................      34,200        2,111,850
  Anadarko Petroleum Corp. ..........      47,600        2,347,275
  Ashland Oil, Inc. .................      23,100          809,944
  Chevron Corp. .....................     241,600       20,490,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B50

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
OIL & GAS (CONT'D.)
  Coastal Corp. .....................      78,800   $    4,796,950
  Eastern Enterprises, Inc. .........       9,500          598,500
  Exxon Mobil Corp. .................   1,268,235       99,556,447
  Kerr-McGee Corp. ..................      31,926        1,881,639
  NICOR, Inc. .......................      16,200          528,525
  Phillips Petroleum Co. ............      91,700        4,648,044
  Royal Dutch Petroleum Co...........     785,300       48,345,031
  Sunoco, Inc. ......................      29,200          859,575
  Texaco, Inc. ......................     204,982       10,915,291
  Union Pacific Resources Group,
    Inc. ............................      83,656        1,840,432
  Unocal Corp. ......................      87,100        2,885,188
  USX-Marathon Corp. ................     112,000        2,807,000
                                                    --------------
                                                       205,422,391
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION
   -- 0.1%
  Occidental Petroleum Corp. ........     136,000        2,864,500
                                                    --------------
OIL - EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc. (Class "B" Stock).....     229,757        5,643,406
                                                    --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. ......................      42,100        2,476,006
  Baker Hughes, Inc. ................     122,130        3,908,160
  Halliburton Co. ...................     164,100        7,743,469
  McDermott International, Inc. .....      20,700          182,419
  ONEOK, Inc. .......................      13,000          337,188
  PG&E Corp. ........................     140,000        3,447,500
  Rowan Companies, Inc.(a)...........      28,700          871,762
  Schlumberger, Ltd. ................     204,300       15,245,887
  Tosco Corp. .......................      49,000        1,387,312
  Transocean Sedco Forex Inc. .......      70,333        3,758,420
                                                    --------------
                                                        39,358,123
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ................     145,300        2,642,644
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........      66,200          612,350
  Newmont Mining Corp. ..............      61,503        1,330,002
  Placer Dome, Inc. .................     121,000        1,157,062
                                                    --------------
                                                         5,742,058
                                                    --------------
RAILROADS -- 0.3%
  Burlington Northern Sante Fe
    Corp. ...........................     167,226        3,835,746
  CSX Corp. .........................      80,612        1,707,967
  Kansas City Southern Industries,
    Inc. ............................      40,200        3,565,237
  Norfolk Southern Corp. ............     141,300        2,101,838
  Union Pacific Corp. ...............      92,100        3,424,969
                                                    --------------
                                                        14,635,757
                                                    --------------
RESTAURANTS -- 0.4%
  Darden Restaurants, Inc. ..........      50,300          817,375
  McDonald's Corp. ..................     491,200       16,178,900
  Tricon Global Restaurants,
    Inc.(a)..........................      56,650        1,600,362
  Wendy's International, Inc. .......      44,800          798,000
                                                    --------------
                                                        19,394,637
                                                    --------------
RETAIL -- 5.3%
  Albertson's, Inc. .................     156,644        5,208,413
  AutoZone, Inc.(a)..................      51,900        1,141,800
  Bed Bath & Beyond, Inc.(a).........      49,000        1,776,250
  Best Buy Co., Inc.(a)..............      75,000        4,743,750
  Circuit City Stores, Inc. .........      75,200        2,495,700
  Consolidated Stores Corp.(a).......      40,200          482,400

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
RETAIL (CONT'D.)
  Costco Wholesale Corp.(a)..........     164,432   $    5,426,256
  CVS Corp. .........................     145,800        5,832,000
  Dillard's, Inc. ...................      37,750          462,438
  Dollar General Corp. ..............     109,803        2,141,158
  Federated Department Stores,
    Inc.(a)..........................      76,500        2,581,875
  Great Atlantic & Pacific Tea Co.,
    Inc. ............................      12,400          206,150
  Harcourt General, Inc. ............      27,006        1,468,451
  Home Depot, Inc. ..................     845,919       42,243,080
  IKON Office Solutions, Inc. .......      52,476          203,345
  J.C. Penney Co., Inc. .............     100,500        1,852,969
  Kmart Corp.(a).....................     181,400        1,235,788
  Kohl's Corp.(a)....................     121,600        6,764,000
  Kroger Co.(a)......................     308,000        6,795,250
  Liz Claiborne, Inc. ...............      23,400          824,850
  Longs Drug Stores, Inc. ...........      13,700          297,975
  May Department Stores Co. .........     119,700        2,872,800
  Nordstrom, Inc. ...................      52,300        1,261,738
  Office Depot, Inc.(a)..............     124,000          775,000
  RiteAid Corp. .....................      94,600          620,813
  Safeway,Inc.(a)....................     183,100        8,262,387
  Sears, Roebuck & Co. ..............     132,200        4,313,025
  Sherwin-Williams Co. ..............      64,700        1,370,831
  Staples, Inc.(a)...................     171,200        2,632,200
  Starbucks Corp. ...................      44,000        1,680,250
  Supervalu, Inc. ...................      46,800          892,125
  Target Corp. ......................     161,184        9,348,672
  The Gap, Inc. .....................     316,587        9,893,344
  The Limited, Inc. .................     159,896        3,457,751
  Tiffany & Co.(a)...................      11,000          742,500
  TJX Companies, Inc. ...............     116,400        2,182,500
  Toys 'R' Us, Inc.(a)...............      90,450        1,317,178
  Wal-Mart Stores, Inc. .............   1,632,900       94,095,862
  Walgreen Co. ......................     373,000       12,005,937
  Winn-Dixie Stores, Inc. ...........      54,900          785,756
                                                    --------------
                                                       252,694,567
                                                    --------------
RUBBER -- 0.1%
  B.F. Goodrich Co. .................      38,600        1,314,813
  Cooper Tire & Rubber Co. ..........      28,800          320,400
  Goodyear Tire & Rubber Co. ........      58,000        1,160,000
                                                    --------------
                                                         2,795,213
                                                    --------------
TELECOMMUNICATIONS -- 11.0%
  ADC Telecommunications, Inc.(a)....     113,400        9,511,425
  Alltel Corp. ......................     114,000        7,060,875
  Andrew Corp.(a)....................      29,112          977,072
  AT&T Corp. ........................   1,175,321       37,169,527
  Bell Atlantic Corp. ...............     569,690       28,947,373
  BellSouth Corp. ...................     691,000       29,453,875
  CenturyTel, Inc. ..................      51,200        1,472,000
  Global Crossing Ltd.(a)............     289,105        7,607,075
  GTE Corp. .........................     354,220       22,050,195
  Lucent Technologies, Inc. .........   1,175,905       69,672,371
  Motorola, Inc. ....................     786,795       22,866,230
  Nextel Communications, Inc. (Class
    "A" Stock) ......................     270,000       16,520,625
  Nortel Networks Corp. .............   1,066,480       72,787,260
  Qualcomm, Inc.(a)..................     270,100       16,206,000
  SBC Communications, Inc. ..........   1,247,277       53,944,730
  Scientific-Atlanta, Inc. ..........      60,600        4,514,700
  Sprint Corp. ......................     322,900       16,467,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B51

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Sprint Corp. (PCS Group)(a)........     319,000   $   18,980,500
  Tellabs, Inc.(a)...................     149,400       10,224,562
  US West, Inc. .....................     186,922       16,028,561
  Worldcom Inc. .....................   1,046,958       48,029,198
                                                    --------------
                                                       510,492,054
                                                    --------------
TEXTILES
  National Service Industries,
    Inc. ............................      14,700          286,650
  Russell Corp. .....................       6,700          134,000
  Springs Industries, Inc. ..........       8,700          278,400
  VF Corp. ..........................      42,836        1,020,032
                                                    --------------
                                                         1,719,082
                                                    --------------
TOBACCO
  UST, Inc. .........................      59,100          868,031
                                                    --------------
TOY MANUFACTURER -- 0.1%
  Hasbro, Inc. ......................      64,150          966,259
  Mattel, Inc. ......................     152,381        2,009,525
                                                    --------------
                                                         2,975,784
                                                    --------------
TRUCKING & SHIPPING -- 0.1%
  Federal Express Corp. .............     106,640        4,052,320
  Ryder System, Inc. ................      20,600          390,113
                                                    --------------
                                                         4,442,433
                                                    --------------
UTILITIES - ELECTRIC & GAS
  Florida Progress Corp. ............      36,000        1,687,500
                                                    --------------
UTILITIES - ELECTRIC -- 1.3%
  Ameren Corp. ......................      53,900        1,819,125
  American Electric Power Co.,
    Inc. ............................     118,940        3,523,597
  CMS Energy Corp. ..................      43,100          953,588
  Consolidated Edison, Inc. .........      80,400        2,381,850
  Constellation Energy Group.........      53,550        1,743,722
  Dominion Resources, Inc. ..........      90,742        3,890,563
  DTE Energy Co. ....................      53,600        1,638,150
  Duke Energy Corp. .................     136,531        7,696,935
  Edison International...............     129,800        2,660,900
  El Paso Energy Corp. ..............      80,900        4,120,844
  Entergy Corp. .....................      90,300        2,455,031
  FirstEnergy Corp.(a)...............      87,200        2,038,300
  FPL Group, Inc. ...................      68,100        3,370,950
  GPU, Inc. .........................      46,200        1,250,288
  New Century Energies, Inc. ........      40,900        1,227,000
  Niagara Mohawk Holdings, Inc.(a)...      64,600          900,363
  Northern States Power Co. .........      53,900        1,088,106
  PECO Energy Co. ...................      67,500        2,721,094
  Public Service Enterprise Group,
    Inc. ............................      80,400        2,783,850
  Reliant Energy, Inc. ..............     107,410        3,175,308
  Southern Co. ......................     239,400        5,581,012
  Unicom Corp. ......................      71,000        2,746,813
                                                    --------------
                                                        59,767,389
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc.(a)...      68,000          680,000
  Waste Management, Inc.(a)..........     230,230        4,374,370
                                                    --------------
                                                         5,054,370
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,357,867,825)..........................    4,568,423,395
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 1.4%                    ----------   --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00 (Note 5).........  $   59,383   $   59,383,000
                                                    --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.64%, 09/21/00(b)...............       4,500        4,442,190
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $63,825,190).............................       63,825,190
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,421,693,015; Note 6)..................    4,632,248,585
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(C)....
                                                           417,311
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1)%.........................       (3,738,810)
                                                    --------------
NET ASSETS -- 100.0%.............................   $4,628,927,086
                                                    ==============

The following abbreviations are used in portfolio descriptions:

   ADR  American Depository Receipt.
   NV   Naamloze Vennootschap (Dutch Corporation).
   PLC  Public Limited Company (British Corporation).
   SA   Sociedad Anomia (Spanish Corporation) or Societe
        Anonyme (French Corporation).

(a) Non-income producing security.

(b) Security segregated as collateral for futures contracts.

(c) Open futures contracts as of June 30, 2000, are as follows:

NUMBER OF                  EXPIRATION    VALUE AT       VALUE AT
CONTRACTS      TYPE           DATE      TRADE DATE    JUNE 30, 1999   DEPRECIATION
   187     S&P 500 Index    Sept.00     $60,954,057    $59,825,075     $(1.128,982)

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B52

                             EQUITY INCOME PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.6%                           VALUE
                                          SHARES        (NOTE 2)
COMMON STOCKS -- 95.8%                   ---------   --------------
AIRLINES -- 1.4%
  AMR Corp.(a) ........................    912,100   $   24,113,644
                                                     --------------
APPAREL -- 0.9%
  Kellwood Co. ........................    731,300       15,448,713
                                                     --------------
AUTOMOBILES & TRUCKS -- 2.5%
  Borg-Warner Automotive, Inc. ........    116,700        4,099,087
  Dana Corp. ..........................    244,300        5,176,106
  Ford Motor Co. ......................    333,100       14,323,300
  General Motors Corp. ................    295,667       18,270,175
  Visteon Corp. .......................     43,614          528,817
                                                     --------------
                                                         42,397,485
                                                     --------------
BANKING -- 5.7%
  BankAmerica Corp. ...................    553,500       23,800,500
  Bank One Corp. ......................    443,500       11,780,469
  Chase Manhattan Corp. ...............    584,000       26,900,500
  Comerica, Inc. ......................    425,200       19,080,850
  PNC Bank Corp. ......................    356,000       16,687,500
                                                     --------------
                                                         98,249,819
                                                     --------------
CHEMICALS -- 2.7%
  Dow Chemical Co. ....................    658,500       19,878,469
  Lyondell Chemical Co. ...............    707,100       11,843,925
  Millennium Chemicals, Inc. ..........    833,798       14,174,566
                                                     --------------
                                                         45,896,960
                                                     --------------
COMPUTERS -- 2.4%
  Compaq Computer Corp. ...............    343,900        8,790,944
  International Business Machines
    Corp. .............................    298,400       32,693,450
                                                     --------------
                                                         41,484,394
                                                     --------------
COMPUTER SOFTWARE & SERVICES -- 1.5%
  Computer Associates International,
    Inc. ..............................    502,900       25,742,194
                                                     --------------
CONSTRUCTION -- 0.8%
  Centex Corp. ........................    627,200(b)    14,739,200
                                                     --------------
CONTAINERS -- 0.5%
  Crown Cork & Seal Co., Inc. .........    529,700        7,945,500
                                                     --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.1%
  Eastman Kodak Co. ...................    762,200       45,350,900
  Philip Morris Co., Inc. .............    926,400       24,607,500
                                                     --------------
                                                         69,958,400
                                                     --------------
DRUGS & MEDICAL SUPPLIES -- 0.6%
  Merck & Co., Inc. ...................    129,400        9,915,275
                                                     --------------
ELECTRONICS -- 0.1%
  Esterline Technologies Corp.(a) .....    129,900        1,932,263
                                                     --------------
FINANCIAL SERVICES -- 16.6%
  A.G. Edwards, Inc. ..................    768,000       29,952,000
  Associates First Capital Corp. ......    918,900       20,502,956
  Bear, Stearns & Co., Inc. ...........  1,034,434       43,058,315
  Countrywide Mortgage Investments,
    Inc. ..............................    539,900       16,365,719
  Lehman Brothers Holdings, Inc. ......  1,038,200       98,174,787
  PaineWebber Group, Inc. .............  1,220,800       55,546,400
  Washington Mutual, Inc. .............    766,400       22,129,800
                                                     --------------
                                                        285,729,977
                                                     --------------

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
FOOD & BEVERAGE -- 2.8%
  Nabisco Group Holdings Corp. ........  1,853,380   $   48,072,044
                                                     --------------
FOREST PRODUCTS -- 4.0%
  Georgia-Pacific Corp. ...............    972,200(b)    25,520,250
  Longview Fibre Co. ..................  1,333,500       14,751,844
  Louisiana-Pacific Corp. .............  1,299,900       14,136,413
  Rayonier, Inc. ......................    401,000       14,385,875
                                                     --------------
                                                         68,794,382
                                                     --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 5.4%
  Columbia/HCA Healthcare Corp. .......  1,287,000       39,092,625
  Humana, Inc.(a)......................  3,064,600       14,939,925
  Tenet Healthcare Corp. (a)...........  1,461,300       39,455,100
                                                     --------------
                                                         93,487,650
                                                     --------------
HOUSING RELATED -- 4.6%
  Hanson, PLC, ADR (United Kingdom)....  1,265,050       44,593,012
  Kaufman & Broad Home Corp. ..........    940,000(b)    18,623,750
  Ryland Group, Inc. ..................    693,100       15,334,838
                                                     --------------
                                                         78,551,600
                                                     --------------
INSURANCE -- 3.2%
  Aetna, Inc. .........................    324,200       20,809,587
  Allstate Corp. ......................    604,900       13,459,025
  SAFECO Corp. ........................    704,500       14,001,938
  Selective Insurance Group, Inc. .....    401,900        7,636,100
                                                     --------------
                                                         55,906,650
                                                     --------------
MACHINERY -- 1.7%
  Cascade Corp. .......................    115,900        1,383,556
  Ingersoll-Rand Co. ..................    200,000        8,050,000
  Snap-On, Inc. .......................    722,800       19,244,550
                                                     --------------
                                                         28,678,106
                                                     --------------
MEDIA -- 1.1%
  Donnelley (R.R.) & Sons Co. .........    860,800       19,421,800
                                                     --------------
METALS - FERROUS -- 2.5%
  AK Steel Holding Corp. ..............    789,200        6,313,600
  USX -- U.S. Steel Group..............  1,975,400       36,668,362
                                                     --------------
                                                         42,981,962
                                                     --------------
METALS - NON FERROUS -- 3.2%
  ALCOA, Inc. .........................  1,905,206       55,250,974
                                                     --------------
OIL & GAS -- 5.1%
  Anadarko Petroleum Corp. ............    245,100(b)    12,086,494
  ENSCO International, Inc.............    188,600        6,754,237
  Noble Affiliates, Inc. ..............    824,000       30,694,000
  Pioneer Natural Resources Co. .......  2,582,617       32,928,367
  USX-Marathon Corp. ..................    233,100        5,842,069
                                                     --------------
                                                         88,305,167
                                                     --------------
OIL & GAS SERVICES -- 1.5%
  McDermott International, Inc. .......  2,938,100       25,892,006
                                                     --------------
PRECIOUS METALS -- 1.1%
  Stillwater Mining Co. (a)............    712,500       19,860,937
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B53

JUNE 30, 2000 (UNAUDITED)

                                                         VALUE
COMMON STOCKS                             SHARES        (NOTE 2)
(CONTINUED)                              ---------   --------------
REAL ESTATE INVESTMENT TRUST -- 7.9%
  Crescent Real Estate Equities Co. ...  1,738,000   $   35,629,000
  Equity Office Properties Trust.......    550,178       15,164,281
  Equity Residential Properties
    Trust..............................    987,800       45,438,800
  Manufactured Home Communities,
    Inc. ..............................    220,200        5,271,038
  Vornado Realty Trust.................  1,002,500       34,836,875
                                                     --------------
                                                        136,339,994
                                                     --------------
RETAIL -- 1.2%
  CVS Corp. ...........................    110,900        4,436,000
  Heilig-Meyers Co. ...................    550,100          653,244
  The Limited, Inc. ...................    726,432       15,709,092
                                                     --------------
                                                         20,798,336
                                                     --------------
TELECOMMUNICATIONS -- 5.9%
  AT&T Corp. ..........................    635,900(b)    20,110,337
  CenturyTel, Inc. ....................     81,800        2,374,016
  GTE Corp. ...........................    639,500       39,808,875
  Motorola, Inc. ......................    267,600        7,777,125
  SBC Communications, Inc. ............    203,400        8,797,050
  Sprint Corp. ........................    446,100       22,751,100
                                                     --------------
                                                        101,618,503
                                                     --------------
TOBACCO -- 1.4%
  R.J. Reynolds Tobacco Holdings,
    Inc. ..............................    851,560       23,790,457
                                                     --------------
TRANSPORTATION -- 1.3%
  Sabre Group Holdings, Inc. (Class "A"
    Stock).............................    770,967       21,972,559
                                                     --------------
UTILITIES -- 2.1%
  Nisource Incorporated................    925,800       17,243,025
  PECO Energy Co. .....................    450,200       18,148,687
                                                     --------------
                                                         35,391,712
                                                     --------------
TOTAL COMMON STOCKS
  (cost $1,610,355,556)...........................    1,648,668,663
                                                     --------------
               PREFERRED
            STOCKS -- 1.4%
METALS - NON FERROUS -- 0.3%
  Bethlehem Steel Corp., (Cum. Conv.),
    $3.50..............................    256,500        4,488,750
  Hecla Mining Co. (Cum. Conv.),
    7.00%, Ser. B......................     60,600        1,166,550
                                                     --------------
                                                          5,655,300
                                                     --------------
RETAIL -- 1.1%
  Kmart Corp. (Cum. Conv.), 7.75%......    523,700       19,082,319
                                                     --------------
REAL ESTATE DEVELOPMENT
  Union Pacific Capital Trust, 6.25%...      4,900          194,775
                                                     --------------
TOTAL PREFERRED STOCKS
  (cost $46,106,438)..............................       24,932,394
                                                     --------------

                                         PRINCIPAL
                               MOODY'S    AMOUNT         VALUE
CONVERTIBLE                    RATING      (000)        (NOTE 2)
BONDS -- 0.4%                  -------   ---------   --------------
OIL & GAS SERVICES -- 0.3%
  Baker Hughes, Inc.,
    Zero Coupon 05/05/08.....    A3       $ 5,900    $    4,527,188
                                                     --------------
REAL ESTATE INVESTMENT
  TRUST -- 0.1%
  Malan Realty Investors,
    Inc., 9.50%, 07/15/04....    A2         2,930         2,658,975
                                                     --------------
TOTAL CONVERTIBLE BONDS
  (cost $7,186,099)...............................        7,186,163
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,663,648,093)...........................    1,680,787,220
                                                     --------------

SHORT-TERM INVESTMENTS -- 4.3%
COMMERCIAL PAPER -- 1.4%
  Keyspan Corp., 7.00%
    07/28/00.................    P2         3,240(c)      3,224,250
  Phillips Pete Co., 7.30%
    07/03/00.................    P2        16,000(c)     16,000,000
  TRW, Inc., 6.90% 08/15/00..    P2         5,000(c)      4,958,792
                                                     --------------
                                                         24,183,042
                                                     --------------
TIME DEPOSIT -- 1.7%
  Deutsche Bank AG, 7.125%
    07/03/00.................    P1         3,611(c)      3,611,000
  Dexia Bank, 7.062%
    07/03/00.................    P1        26,000(c)     26,000,000
                                                     --------------
                                                         29,611,000
                                                     --------------
  REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase
    Agreement Account,
    6.49%, 07/03/00
    (cost $21,298,000; Note
    5).......................              21,298        21,298,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $75,092,042)..............................       75,092,042
                                                     --------------
TOTAL INVESTMENTS -- 101.9%
  (cost $1,738,797,093; Note 6).......                1,755,879,262
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9)%....................                  (33,724,021)
                                                     --------------
NET ASSETS -- 100.0%..................               $1,722,155,241
                                                     ==============

The following abbreviations are used in portfolio descriptions:
   ADR American Depository Receipt.
   PLC Public Limited Company (British Corporation).
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $50,735,826; cash collateral of $53,524,300 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B54

                                EQUITY PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 84.1%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUTOMOBILES & TRUCKS -- 1.1%
  Delphi Automotive Systems Corp. ...     440,325   $    6,412,233
  General Motors Corp. ..............     473,826       27,511,522
  Navistar International Corp. (a)...     395,200       12,275,900
  PACCAR Inc. .......................     279,400       11,088,687
                                                    --------------
                                                        57,288,342
                                                    --------------
CHEMICALS -- 1.4%
  Eastman Chemical Co. ..............     941,550       44,959,012
  Potash Corp. of Saskatchewan, Inc.
    (Canada).........................     380,000       20,971,250
  Wellman, Inc. .....................     798,200       12,920,863
                                                    --------------
                                                        78,851,125
                                                    --------------
CONSTRUCTION & HOUSING -- 0.5%
  Centex Corp. ......................   1,200,000       28,200,000
                                                    --------------
CONSUMER SERVICES -- 3.7%
  CKE Restaurants, Inc. .............   1,933,700        5,801,100
  Darden Restaurants, Inc. ..........   7,922,700      128,743,875
  Hilton Hotels Corp. ...............   3,470,600       32,536,875
  Waste Management, Inc. ............   1,882,292       35,763,548
                                                    --------------
                                                       202,845,398
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 8.2%
  Eastman Kodak Co. .................   3,368,600      200,431,700
  Nabisco Group Holdings Corp. ......   3,710,000       96,228,125
  Philip Morris Co., Inc. ...........   2,025,000       53,789,063
  R.J. Reynolds Tobacco Holdings,
    Inc. ............................   1,236,666       34,549,356
  Sara Lee Corp. ....................   2,497,500       48,232,969
  Service Corp. International (a)....   3,712,100       11,832,319
                                                    --------------
                                                       445,063,532
                                                    --------------
DIVERSIFIED MANUFACTURING -- 0.8%
  American Standard Co., Inc.(a).....   1,050,000       43,050,000
                                                    --------------
FINANCIAL SERVICES -- 13.8%
  American Financial Group, Inc. ....     552,700       13,713,869
  American General Corp. ............     879,704       53,661,944
  AXA Financial, Inc. ...............   2,373,800       79,009,200
  Bank of America Corp. .............   1,789,856       76,963,808
  Bank of New York Co., Inc. ........   1,265,600       58,850,400
  Chubb Corp. .......................   2,206,400      135,693,600
  John Hancock Financial Services,
    Inc.(a)..........................   1,748,100       41,408,119
  Loews Corp. .......................   1,775,000      106,500,000
  Mellon Financial Corp. ............     540,200       19,683,537
  Mercantile Bankshares Corp. .......     419,400       12,503,363
  Old Republic International
    Corp. ...........................   3,198,327       52,772,395
  SAFECO Corp. ......................   2,855,800       56,759,025
  St. Paul Companies, Inc. ..........   1,320,100       45,048,412
                                                    --------------
                                                       752,567,672
                                                    --------------
HEALTHCARE SERVICE -- 16.4%
  Foundation Health Systems,
    Inc.(a)..........................   4,724,610       61,419,930
  HCA - The Healthcare Company.......   5,790,100      175,874,287
  HEALTHSOUTH Corp.(a)...............   5,787,800       41,599,813
  PacifiCare Health Systems,
    Inc.(a)..........................   1,143,900       68,848,481
  Tenet Healthcare Corp.(a)..........   7,321,732      197,686,764
  UnitedHealth Group, Inc. ..........   1,914,900      164,202,675
  Wellpoint Health Networks,
    Inc.(a)..........................   2,570,900      186,229,569
                                                    --------------
                                                       895,861,519
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
HEALTHCARE SERVICE (CONT'D.)
INDUSTRIAL TECHNOLOGY -- 0.1%
  Gerber Scientific, Inc.............     419,800   $    4,827,700
                                                    --------------
METAL & MINERALS -- 4.9%
  Alcoa, Inc. .......................   3,764,000      109,156,000
  Birmingham Steel Corp. (a).........   1,492,400        5,783,050
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "A" Stock)(a)........   3,853,300       35,161,362
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a)........     319,600        2,956,300
  Newmont Mining Corp. ..............   3,057,000       66,107,625
  Phelps Dodge Corp. ................   1,263,900       47,001,281
                                                    --------------
                                                       266,165,618
                                                    --------------

OIL & GAS -- 6.2%
  Amerada Hess Corp. ................     325,000       20,068,750
  BP Amoco PLC, ADR (United
    Kingdom).........................   1,804,000      102,038,750
  Kerr-McGee Corp. ..................     590,400       34,796,700
  Occidental Petroleum Corp. ........   1,100,000       23,168,750
  Total Fina Elf SA, ADR (France)....   2,075,275      159,407,061
                                                    --------------
                                                       339,480,011
                                                    --------------
PAPER & FOREST PRODUCTS -- 9.2%
  Fort James Corp. ..................     664,000       15,355,000
  Georgia-Pacific Corp. (Timber
    Group)...........................   1,158,000       25,041,750
  Georgia-Pacific Group..............   3,875,800      101,739,750
  International Paper Co. ...........   2,261,200       67,412,025
  Mead Corp. ........................   2,690,300       67,930,075
  Rayonier, Inc. ....................     830,400       29,790,600
  Temple-Inland, Inc. ...............   1,516,600       63,697,200
  Weyerhaeuser Co. ..................   1,522,500       65,467,500
  Willamette Industries, Inc. .......   2,500,000       68,125,000
                                                    --------------
                                                       504,558,900
                                                    --------------
RETAIL -- 5.9%
  Consolidated Stores Corp.(a).......   2,023,800       24,285,600
  Dillard's, Inc. ...................   3,649,000       44,700,250
  IKON Office Solutions, Inc. .......   5,193,000       20,122,875
  J.C. Penney Co., Inc. .............   1,098,800       20,259,125
  Jones Apparel Group, Inc.(a).......     716,973       16,848,866
  Kmart Corp.(a).....................   6,500,000       44,281,250
  Pep Boys - Manny, Moe & Jack.......   1,594,900        9,569,400
  RadioShack Corp. ..................   2,166,900      102,656,887
  Sears, Roebuck & Co. ..............     138,900        4,531,613
  Toys 'R' Us, Inc.(a)...............   2,350,000       34,221,875
                                                    --------------
                                                       321,477,741
                                                    --------------
TECHNOLOGY -- 5.1%
  Arrow Electronics, Inc.(a).........   2,145,500       66,510,500
  Avnet, Inc.........................     887,600       52,590,300
  Compaq Computer Corp...............   4,533,150      115,878,647
  Computer Associates International,
    Inc..............................     791,300       40,504,669
  Lanier Worldwide, Inc.(a)..........   2,884,000        2,884,000
                                                    --------------
                                                       278,368,116
                                                    --------------
TELECOMMUNICATIONS -- 4.4%
  ALLTEL Corp. (a)...................   1,129,588       69,963,857
  AT&T Corp. ........................   1,448,700       45,815,137
  General Motors Corp. (Class "H"
    Stock)(a)........................     166,325       14,595,019

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B55

JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
TELECOMMUNICATIONS (CONT'D.)
  Harris Corp. ......................   2,884,000   $   94,451,000
  Loral Space & Communications, Ltd.
    (a)..............................   2,600,000       18,037,500
                                                    --------------
                                                       242,862,513
                                                    --------------
UTILITY -- ELECTRIC -- 2.4%
  American Electric Power Co,
    Inc. ............................     180,000        5,332,500
  GPU, Inc. .........................     500,000       13,531,250
  KeySpan Corp.......................   1,356,432       41,710,284
  Reliant Energy, Inc. ..............     974,519       28,809,218
  Unicom Corp. ......................   1,112,900       43,055,319
                                                    --------------
                                                       132,438,571
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,101,340,677)..........................    4,593,906,758
                                                    --------------

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT
INVESTMENTS --               RATING      (000)
15.8%                        -------   ----------
COMMERCIAL PAPER -- 14.6%
  American Express Co.,
    6.63%, 07/11/00........  P1        $    5,350        5,340,147
  Bank of Montreal,
    6.58%, 07/17/00........  P2            26,537       26,537,000
  Barton Capital Corp.,
    6.58%, 07/25/00........  P1            25,194       25,083,482
    6.60%, 08/07/00........  P1            28,308       28,115,978
  BCI Funding Corp.,
    6.58%, 07/11/00........  P1            14,963       14,935,651
  Black Forest Corp.,
    6.57%, 07/05/00........  P1            20,800       20,784,816
    6.56%, 07/10/00........  P1            35,000       34,942,600
  Blue Ridge Asset,
    6.58%, 07/19/00........  P1            25,000       24,917,750
  Canadian Imperial Bank of
    Commerce,
    6.58%, 07/12/00........  P2            56,000       56,000,000
  Centric Capital Corp.,
    6.65%, 08/08/00........  P1             4,800        4,766,307
  Citicorp,
    6.62%, 08/14/00........  P1            27,000       26,781,540
  Dexia Bank,
    7.13%, 07/03/00........  P2            30,000       30,000,000
  Edison Asset
    Securitization LLC,
    6.65%, 08/10/00........  P1            50,000       49,630,555
  Enterprise Funding Corp.,
    6.60%, 07/19/00........  P1            31,000       30,897,700
    6.55%, 07/28/00........  P1            25,000       24,877,187
  Falcon Asset
    Securitization Corp.,
    6.55%, 07/25/00........  P1            57,000       56,751,100
  General Motors Acceptance
    Corp.,
    6.63%, 07/12/00........  P1             4,500        4,490,884

                                       PRINCIPAL
SHORT-TERM                   MOODY'S     AMOUNT         VALUE
INVESTMENTS                  RATING      (000)         (NOTE 2)
(CONTINUED)                  -------   ----------   --------------
COMMERCIAL PAPER (CONT'D.)
  GTE Corp.,
    6.62%, 07/26/00........  P1        $    5,600   $    5,574,255
  Hartford Financial
    Services,
    6.60%, 08/18/00........  P1            55,000       54,516,000
  Kimberly Clark Corp.,
    6.54%, 07/28/00........  P1            13,000       12,936,235
  Morgan Stanley Dean
    Witter & Co.,
    6.58%, 07/27/00........  P1            20,000       19,904,956
  Old Line Funding Corp.,
    6.57%, 07/17/00........  P1            50,000       49,854,000
  Salomon Smith Barney
    Holdings, Inc.,
    6.54%, 07/28/00........  P1            28,000       27,862,660
  Sony Capital Corp.,
    6.60%, 07/07/00........  P1            50,000       49,945,000
  Target Corp.,
    6.64%, 08/07/00........  P1            20,000       19,863,511
  Thunder Bay Funding,
    Inc.,
    6.58%, 07/17/00........  P1             7,000        6,979,529
    6.56%, 07/18/00........  P1            32,981       32,878,832
    6.56%, 07/20/00........  P1            16,300       16,243,566
  TransAmerica Financial
    Corp.,
    6.60%, 07/17/00........  P1            15,000       14,956,000
  Windmill Funding Corp.,
    6.60%, 07/26/00........  P1            20,000       19,908,333
                                                    --------------
                                                       796,275,574
                                                    --------------
                                       PRINCIPAL
SHORT-TERM                               AMOUNT         VALUE
INVESTMENTS                              (000)         (NOTE 2)
(CONTINUED)                            ----------   --------------
REPURCHASE AGREEMENT -- 1.2%
  Joint Repurchase Agreement Account
    6.49%, 07/03/00 (Note 5)........       67,436       67,436,000
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $863,711,574)............................      863,711,574
                                                    --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $4,965,052,251; Note 6)..................    5,457,618,332
ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 0.1%............................        6,425,993
                                                    --------------
NET ASSETS -- 100.0%.............................   $5,464,044,325
                                                    ==============

The following abbreviations are used in portfolio descriptions:
   ADR  American Depository Receipt.
   PLC   Public Limited Company (British Corporation).
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B56

                               JENNISON PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.9%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
ADVERTISING -- 1.1%
  Omnicom Group Inc. ................     420,200   $   37,424,063
                                                    --------------
COMPUTERS -- 8.9%
  Compaq Computer Corp. .............   1,348,100       34,460,806
  Dell Computer Corp.(a).............     775,300       38,231,981
  EMC Corp.(a).......................     968,000       74,475,500
  Hewlett-Packard Co. ...............     965,500      120,566,812
  Sun Microsystems, Inc.(a)..........     471,800       42,904,313
                                                    --------------
                                                       310,639,412
                                                    --------------
COMPUTER SOFTWARE & SERVICES -- 7.2%
  ASM Lithography Holding N.V.(a)....     555,100       24,493,787
  Cisco Systems, Inc.(a).............   1,854,000      117,844,875
  Juniper Networks, Inc.(a)..........     142,200       20,698,988
  Microsoft Corp.(a).................     758,600       60,688,000
  VERITAS Software Corp.(a)..........     229,050       25,886,229
                                                    --------------
                                                       249,611,879
                                                    --------------
COSMETICS & SOAPS -- 0.6%
  Estee Lauder Companies (Class
    "A").............................     414,500       20,491,844
                                                    --------------
DIVERSIFIED OPERATIONS -- 3.2%
  Corning, Inc. .....................     154,200       41,614,725
  General Electric Co. ..............   1,330,000       70,490,000
                                                    --------------
                                                       112,104,725
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 12.8%
  American Home Products Corp. ......   1,061,300       62,351,375
  Amgen, Inc.(a).....................     744,300       52,287,075
  Genetech, Inc.(a)..................     232,800       40,041,600
  Lilly (Eli) & Co. .................     270,200       26,986,225
  Merck & Co., Inc. .................     714,200       54,725,575
  Pfizer, Inc. ......................   2,819,300      135,326,400
  Pharmacia Corp. ...................   1,373,994       71,018,315
                                                    --------------
                                                       442,736,565
                                                    --------------
ELECTRONICS -- 8.5%
  Applied Materials, Inc.(a).........     532,600       48,266,875
  Applied Micro Circuits Corp.(a)....     232,800       22,989,000
  Broadcom Corp.(a)..................      90,200       19,748,162
  Intel Corp. .......................     954,800      127,644,825
  Texas Instruments, Inc. ...........   1,122,100       77,074,244
                                                    --------------
                                                       295,723,106
                                                    --------------
FINANCIAL SERVICES -- 10.0%
  American Express Co. ..............   1,278,600       66,647,025
  Citigroup, Inc. ...................   1,927,200      116,113,800
  Merrill Lynch & Co., Inc. .........     638,600       73,439,000
  Morgan Stanley Dean Witter &
    Co. .............................   1,111,340       92,519,055
                                                    --------------
                                                       348,718,880
                                                    --------------
INSURANCE -- 2.2%
  American International Group,
    Inc. ............................     636,425       74,779,937
                                                    --------------
INTERNET SOFTWARE -- 1.7%
  America Online, Inc.(a)............     706,600       37,273,150
  Verisign, Inc. ....................     128,000       22,592,000
                                                    --------------
                                                        59,865,150
                                                    --------------
MEDIA -- 8.2%
  AT&T Corp. -- Liberty Media Group
    (Class "A" Stock)................   2,239,000       54,295,750
  Clear Channel Communications,
    Inc.(a)..........................     779,100       58,432,500
  Time Warner, Inc. .................     476,900       36,244,400
  Univision Communications Inc(a)....     338,300       35,014,050

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
MEDIA (CONT'D.)
  Viacom, Inc.(a)....................   1,477,119   $  100,721,052
                                                    --------------
                                                       284,707,752
                                                    --------------
OIL & GAS SERVICES -- 1.0%
  Schlumberger, Ltd. ................     479,600       35,790,150
                                                    --------------
RETAIL -- 9.7%
  Costco Wholesale Corp.(a)..........     137,500        4,537,500
  Gap, Inc. (The)....................   1,228,850       38,401,562
  Home Depot, Inc. ..................   2,269,700      113,343,144
  Kohl's Corp.(a)....................   1,277,200       71,044,250
  Tiffany & Co. .....................     525,900       35,498,250
  Wal-Mart Stores, Inc. .............   1,273,400       73,379,675
                                                    --------------
                                                       336,204,381
                                                    --------------
TELECOMMUNICATIONS -- 20.8%
  Allegiance Telecom, Inc.(a)........     475,150       30,409,600
  Ericsson (L.M.) Telephone Co., Inc.
    (ADR) (Sweden)...................   2,318,900       46,378,000
  General Motors Corp (Class "H"
    Stock)...........................     508,300       44,603,325
  Global Crossing Ltd.(a)............   1,580,000       41,573,750
  JDS Uniphase Corp.(a)..............     307,800       36,897,525
  Level 3 Communications, Inc.(a)....     173,300       15,250,400
  Metromedia Fiber Network, Inc. ....     709,200       28,146,375
  Motorola, Inc. ....................   1,026,100       29,821,031
  Nextel Communications, Inc. .......     502,400       30,740,600
  Nextlink Communications(a).........     501,600       19,029,450
  Nokia Corp. (ADR) (Finland)(a).....   2,331,500      116,429,281
  Nortel Networks Corp...............     576,100       39,318,825
  NTL, Inc.(a)(b)....................     740,850       44,358,394
  Qwest Communications International,
    Inc.(a)(b).......................   1,896,100       94,212,469
  Vodafone AirTouch Group PLC, ADR
    (United Kingdom).................   2,574,581      106,684,217
                                                    --------------
                                                       723,853,242
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,573,842,030)..........................    3,332,651,086
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM                               (000)         (NOTE 2)
INVESTMENTS -- 4.2%                    ----------   --------------
  REPURCHASE AGREEMENT
    Joint Repurchase Agreement
      Account 6.49%, 07/03/00
    (cost $145,588,000; Note 5)......  $  145,588   $  145,588,000
                                                    --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $2,719,430,030; Note 6)..................    3,478,239,086
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...............................       (5,109,135)
                                                    --------------
NET ASSETS -- 100.0%.............................   $3,473,129,951
                                                    ==============

The following abbreviations are used in portfolio
descriptions:
ADR  American Depository Receipt
PLC  Public Limited Company (British Corporation)
NV   Naamloze Vennootschap (Dutch Corporation)

(a) Non-income producing security.

(b) Portion of the security on loans: As of June 30, 2000, the Fund had securities on loan with an aggregate market value of $113,899,238. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $119,174,485.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B57

                              20/20 FOCUS PORTFOLIO
JUNE 30, 2000

LONG-TERM INVESTMENTS -- 90.2%                            VALUE
                                            SHARES      (NOTE 2)
COMMON STOCKS                              ---------   -----------
CHEMICALS -- 1.9%
  Eastman Chemical Co. ..................    37,400    $ 1,785,850
                                                       -----------
COMPUTER SERVICES -- 15.0%
  America Online, Inc.(a)................    40,300      2,125,825
  Cisco Systems, Inc.(a).................    47,300      3,006,506
  Compaq Computer Corp. .................    92,100      2,354,306
  EMC Corp.(a)...........................    40,500      3,115,969
  Hewlett-Packard Co. ...................    30,000      3,746,250
                                                       -----------
                                                        14,348,856
                                                       -----------
DIVERSIFIED CONSUMER PRODUCTS -- 6.6%
  Eastman Kodak Co. .....................    54,400      3,236,800
  Philip Morris Co., Inc. ...............   116,600      3,097,187
                                                       -----------
                                                         6,333,987
                                                       -----------
DRUGS & MEDICAL SUPPLIES -- 5.1%
  American Home Products Corp. ..........    27,900      1,639,125
  Pfizer, Inc. ..........................    68,200      3,273,600
                                                       -----------
                                                         4,912,725
                                                       -----------
ELECTRONICS -- 5.4%
  Harris Corp. ..........................    88,700      2,904,925
  Texas Instruments, Inc. ...............    32,300      2,218,606
                                                       -----------
                                                         5,123,531
                                                       -----------
FINANCIAL SERVICES -- 6.7%
  Citigroup, Inc. .......................    55,800      3,361,950
  Merrill Lynch & Co., Inc. .............    26,300      3,024,500
                                                       -----------
                                                         6,386,450
                                                       -----------
FOREST PRODUCTS -- 4.7%
  Mead Corp. ............................    89,500      2,259,875
  Temple-Inland, Inc. ...................    53,300      2,238,600
                                                       -----------
                                                         4,498,475
                                                       -----------
HOSPITALS/HEALTHCARE -- 10.8%
  HCA-The Healthcare Co. ................   130,100      3,951,788
  Tenet Healthcare Corp.(a)..............   149,900      4,047,300
  Wellpoint Health Networks, Inc.(a).....    31,900      2,310,756
                                                       -----------
                                                        10,309,844
                                                       -----------
INSURANCE -- 3.9%
  Loews Corp. ...........................    49,800      2,988,000
  SAFECO Corp. ..........................    36,300        721,463
                                                       -----------
                                                         3,709,463
                                                       -----------
LEISURE -- 3.0%
  Hilton Hotels Corp. ...................   308,000      2,887,500
                                                       -----------
MEDIA -- 4.6%
  AT&T Corp. Liberty Media(a)............   105,700      2,563,225
  Univision Communications, Inc.(a)......    18,200      1,883,700
                                                       -----------
                                                         4,446,925
                                                       -----------

                                                          VALUE
COMMON STOCKS                               SHARES      (NOTE 2)
(CONTINUED)                                ---------   -----------
OFFICE EQUIPMENT & SUPPLIES -- 0.1%
  Lanier Worldwide, Inc.(a) .............    74,200    $    74,200
                                                       -----------
PRECIOUS METALS -- 1.7%
  Freeport-McMoRan Copper & Gold,
    Inc.(a)..............................   176,100      1,606,913
                                                       -----------
RETAIL -- 6.8%
  Dillard's, Inc. .......................   100,900      1,236,025
  Kohl's Corp.(a)........................    42,800      2,380,750
  RadioShack Corporation.................    33,000      1,563,375
  Tiffany & Co. .........................    20,000      1,350,000
                                                       -----------
                                                         6,530,150
                                                       -----------
TELECOMMUNICATIONS -- 13.9%
  Ericsson (L.M.) Telephone Co., Inc.
    (ADR)................................    91,100      1,822,000
  Global Crossing Ltd.(a)................    56,500      1,486,656
  Loral Space & Communications Ltd.(a)...   175,000      1,214,063
  Nokia Corp. (ADR)(a)...................    46,500      2,322,094
  NTL Inc.(a)............................    27,850      1,667,519
  Qwest Communications Int'l, Inc.(a)....    43,900      2,181,281
  Vodafone Airtouch Group PLC (ADR)
    (United Kingdom)(a)..................    62,200      2,577,412
                                                       -----------
                                                        13,271,025
                                                       -----------
TOTAL LONG-TERM INVESTMENTS
  (cost $87,015,803)................................    86,225,894
                                                       -----------
                                           PRINCIPAL
                                            AMOUNT
SHORT-TERM                                   (000)
INVESTMENT -- 10.1%                        ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement,
    6.49%, 07/03/00
    (cost $9,604,000; Note 5)............  $  9,604      9,604,000
                                                       -----------
TOTAL INVESTMENTS -- 100.3%
  (cost $96,619,803; Note 6)........................    95,829,894
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)..................................      (253,278)
                                                       -----------
NET ASSETS -- 100.0%................................   $95,576,616
                                                       ===========

The following abbreviations are used in portfolio descriptions:

   ADR  American Depository Receipt.
   PLC  Public Limited Company (British Corporation).

(a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B58

                      SMALL CAPITALIZATION STOCK PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM
INVESTMENTS -- 95.3%
                                                       VALUE
                                         SHARES       (NOTE 2)
COMMON STOCKS                           ---------   ------------
ADVERTISING -- 1.3%
  Cyrk, Inc. .........................    19,200    $     96,000
  HA-LO Industries, Inc. .............    59,500         334,687
  Penton Media Inc. ..................    38,800       1,358,000
  Snyder Communications, Inc.(a)......    87,500       2,078,125
  True North Communications, Inc. ....    59,000       2,596,000
                                                    ------------
                                                       6,462,812
                                                    ------------
AEROSPACE -- 0.7%
  Alliant Techsystems, Inc.(a)........    11,500         775,531
  BE Aerospace, Inc.(a)...............    30,400         209,000
  GenCorp Inc. .......................    51,100         408,800
  Kaman Corp. (Class "A" Stock).......    27,800         297,112
  Orbital Sciences Corp.(a)...........    45,700         556,969
  Trimble Navigation, Ltd.(a).........    27,600       1,347,225
                                                    ------------
                                                       3,594,637
                                                    ------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Agribrands International, Inc.(a)...    12,500         524,219
  Delta & Pine Land Co................    47,300       1,185,456
                                                    ------------
                                                       1,709,675
                                                    ------------
AIRLINES -- 0.5%
  Atlantic Coast Airlines Holdings,
    Inc.(a)...........................    22,700         720,725
  Mesa Air Group, Inc.(a).............    41,800         231,206
  Midwest Express Holdings, Inc.(a)...    17,300         371,950
  SkyWest, Inc. ......................    30,100       1,115,581
                                                    ------------
                                                       2,439,462
                                                    ------------
APPAREL -- 0.4%
  K-Swiss, Inc. (Class "A" Stock).....    13,100         208,781
  Pacific Sunwear of California,
    Inc.(a)...........................    38,300         718,125
  Phillips-Van Heusen Corp. ..........    33,300         316,350
  Wolverine World Wide, Inc. .........    50,412         497,819
                                                    ------------
                                                       1,741,075
                                                    ------------
APPLIANCES & HOME FURNISHINGS -- 0.2%
  Applica, Inc........................    27,600         312,225
  Salton, Inc. .......................    13,800(c)      508,875
                                                    ------------
                                                         821,100
                                                    ------------
AUTOS - CARS & TRUCKS -- 0.6%
  Action Performance Cos., Inc. ......    20,000(c)      145,000
  Midas, Inc. ........................    19,900         398,000
  Myers Industries, Inc. .............    24,394         262,235
  Simpson Industries, Inc. ...........    22,000         165,688
  Spartan Motors, Inc. ...............    15,300          64,069
  Standard Motor Products, Inc. ......    15,800         134,300
  TBC Corp.(a)........................    25,800         119,325
  Tenneco Automotive, Inc. ...........    41,100         215,775
  Titan International, Inc. ..........    25,200         133,875
  Tower Automotive, Inc. .............    57,300         716,250
  Wabash National Corp. ..............    28,100         335,444
  Wynn's International, Inc. .........    22,725         515,573
                                                    ------------
                                                       3,205,534
                                                    ------------
BANKS AND SAVINGS & LOANS -- 4.3%
  Anchor Bancorp Wisconsin, Inc. .....    30,300         463,969
  Banknorth Group, Inc. ..............    50,917         779,667
  Centura Banks, Inc. ................    48,200       1,635,787

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
                                         SHARES       (NOTE 2)
COMMON STOCKS                           ---------   ------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Chittenden Corp. ...................    34,600    $    845,538
  Commercial Federal Corp.(a).........    70,425       1,095,989
  Community First Bankshares, Inc. ...    61,000         995,062
  Cullen/Frost Bankers, Inc. .........    64,900       1,707,681
  Downey Financial Corp. .............    34,444         998,876
  First Bancorp/Puerto Rico...........    34,800         645,975
  First Midwest Bancorp, Inc. ........    50,300       1,169,475
  Investors Financial Services
    Corp. ............................    35,600       1,412,875
  Provident Bankshares Corp. .........    32,751         442,139
  Queens County Bancorp, Inc. ........    25,850         476,609
  Riggs National Corp.(a).............    34,600         436,825
  Silicon Valley Bancshares...........    54,600       2,327,325
  Silicon Valley Group, Inc.(a).......    40,800       1,055,700
  Southwest Bancorp(a)................    34,200         709,650
  Staten Islands Bancorp Inc. ........    48,400         853,050
  Susquehanna Bancshares, Inc. .......    45,200         644,100
  TrustCo Bank Corp. .................    65,420         817,750
  United Bankshares, Inc. ............    52,200         949,387
  Whitney Holding Corp. ..............    27,600         943,575
                                                    ------------
                                                      21,407,004
                                                    ------------
CHEMICALS -- 1.9%
  Arch Chemicals Inc. ................    27,500         601,562
  AVT Corp. ..........................    38,600         284,675
  Cambrex Corp. ......................    30,100       1,354,500
  Chemed Corp. .......................    12,800         360,800
  Chemfirst, Inc.(a)..................    20,000         482,500
  Geon Co.............................    29,000         536,500
  Lilly Industries, Inc., (Class "A"
    Stock)............................    28,400         853,775
  MacDermid, Inc. ....................    38,100         895,350
  McWhorter Technologies, Inc.(a).....    12,200         237,137
  Mississippi Chemical Corp.(a).......    31,872         151,392
  OM Group, Inc. .....................    29,100       1,280,400
  Omnova Solutions, Inc. .............    51,100         319,375
  Penford Corp. ......................     9,100         195,650
  Quaker Chemical Corp. ..............    10,900         189,388
  Scotts Co. (Class "A" Stock)(a).....    34,200       1,248,300
  TETRA Technologies, Inc. ...........    16,500         234,094
  WD-40 Co............................    18,900         392,175
                                                    ------------
                                                       9,617,573
                                                    ------------
COLLECTIBLES & GIFTS -- 2.5%
  Department 56, Inc. ................    21,200         233,200
  Enesco Group, Inc. .................    16,400          77,900
  Lennox International Inc. ..........    69,900         926,175
                                                    ------------
                                                       1,237,275
                                                    ------------
COMMERCIAL SERVICES -- 4.1%
  AAR Corp. ..........................    33,150         397,800
  ABM Industries, Inc. ...............    27,400         630,200
  Administaff Inc. ...................     8,200         520,700
  ADVO, Inc. .........................    25,100       1,054,200
  Billing Information Concepts
    Corp. ............................    51,800         229,863
  Bowne & Co., Inc. ..................    45,100         453,819
  CDI Corp.(a)........................    23,300         474,738
  Central Parking Corp. ..............    45,050(c)    1,067,122
  Central Vermont Public Service
    Corp. ............................    14,000         154,000
  ChoicePoint, Inc.(a)................    48,370       2,152,465

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B59

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
COMMERCIAL SERVICES (CONT'D.)
  Consolidated Graphics, Inc. ........    17,400    $    163,125
  Dentrite International, Inc. .......    47,850       1,594,003
  Eloyalty Corp.......................    52,400         668,100
  Franklin Covey Co...................    24,700         171,356
  F Y I Inc. .........................    17,800         599,638
  Hooper Holmes, Inc. ................    79,000         632,000
  Information Resources, Inc.(a)......    34,400         135,450
  Insurance Auto Auctions, Inc.(a)....    14,100         297,863
  Interim Services, Inc.(a)...........    77,600       1,377,400
  John H. Harland Co..................    37,000         552,688
  Labor Ready, Inc. ..................    52,250         346,156
  Lason, Inc. ........................    23,100          57,750
  MAXIMUS, Inc.(a)....................    25,700         568,612
  Memberworks, Inc....................    18,200         611,975
  Nelson Thomas, Inc. ................    17,350         148,559
  On Assignment, Inc..................    25,600         780,800
  PAREXEL International Corp.(a)......    30,400         290,700
  Pre-Paid Legal Services, Inc. ......    27,600         824,550
  Primark Corp.(a)....................    24,420         909,645
  Profit Recovery Group Int'l.,
    Inc. .............................    59,500         989,187
  StaffMark, Inc.(a)..................    35,900         240,081
  Startek, Inc........................    17,100         861,412
  Volt Information Sciences, Inc. ....    18,400         606,050
                                                    ------------
                                                      20,562,007
                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 0.7%
  Actel Corp. ........................    26,800       1,222,750
  Davox Corp..........................    16,600         214,763
  Epresence, Inc......................     8,100          58,725
  Foster Wheeler Corp. ...............    49,800         429,525
  Great Plains Software Inc. .........    21,300         418,012
  Phoenix Technology Limited..........    30,400         495,900
  Saga Systems Inc. ..................    34,979         435,051
                                                    ------------
                                                       3,274,726
                                                    ------------
COMPUTER SERVICES -- 6.4%
  American Management Systems,
    Inc.(a)...........................    49,950       1,639,765
  Analysts International Corp. .......    27,600         257,025
  Aspen Technology, Inc. .............    31,000       1,193,500
  Auspex System, Inc.(a)..............    33,600         165,900
  Avid Technology, Inc. ..............    29,100         349,200
  BISYS Group, Inc.(a)................    33,800(c)    2,078,700
  Black Box Corp.(a)..................    24,000       1,900,125
  Cerner Corp.(a).....................    41,100       1,119,975
  Ciber, Inc. ........................    72,300(c)      957,975
  Computer Task Group, Inc. ..........    25,500         129,094
  Epicor Software Corp. ..............    49,900         124,750
  Factset Research Systems, Inc. .....    38,700       1,093,275
  Fair Issac & Co., Inc. .............    17,100         752,400
  FileNet Corp.(a)....................    39,600         727,650
  Henry (Jack) & Associates, Inc. ....    49,500       2,481,187
  Hutchinson Technology, Inc. ........    30,200         430,350
  Insight Enterprises, Inc. ..........    31,600       1,874,275
  Komag, Inc.(a)......................    66,800(c)      116,900
  Kroll O'Gara Co. ...................    27,100         181,231
  Mercury Computer Systems, Inc. .....    25,800         833,662

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
COMPUTER SERVICES (CONT'D.)
  Midway Games, Inc. .................    46,430    $    374,342
  National Data Corp. ................    40,225         925,175
  Pinnacle Systems Inc. ..............    59,300       1,333,323
  Progress Software Corp.(a)..........    42,700         765,931
  QRS Corp.(a)........................    16,500         405,281
  Radisys Corp. ......................    20,100       1,140,675
  Read-Rite Corp.(a)..................    61,000(c)      135,344
  RSA Security, Inc.(a)...............    47,200       3,268,600
  Scott Technologies, Inc. ...........    21,800         374,688
  Standard Microsystems Corp.(a)......    19,000         292,125
  Teledyne Technologies Inc. .........    33,000         552,750
  Telxon Corp. .......................    19,900         355,713
  Xircom, Inc.(a).....................    36,300       1,724,250
  Zebra Technologies Corp. (Class "A"
    Stock)(a).........................    38,300       1,697,169
                                                    ------------
                                                      31,752,305
                                                    ------------
COMPUTERS -- 0.6%
  Apex, Inc.(a).......................    25,400       1,111,250
  Cybex Computer Products Corp.(a)....    23,550       1,012,650
  Exabyte Corp. ......................    27,800         125,100
  Gerber Scientific, Inc. ............    27,100         311,650
  Micros..............................    20,300         376,819
                                                    ------------
                                                       2,937,469
                                                    ------------
CONSTRUCTION -- 1.8%
  Butler Manufacturing Co. ...........     8,600         146,200
  Coachmen Industries, Inc. ..........    19,200         220,800
  Dycom Industries, Inc. .............    47,250       2,173,500
  Elcor Corp. ........................    24,000         552,000
  Florida Rock Industries, Inc. ......    22,600         805,125
  Insituform Technologies, Inc. (Class
    "A" Stock)(a).....................    30,100         816,462
  M.D.C. Holdings, Inc. ..............    27,300         508,463
  Morrison Knudsen Corp.(a)...........    64,000         464,000
  NVR, Inc.(a)........................    11,500         655,500
  Oakwood Homes Corp. ................    57,600         104,400
  Republic Group, Inc. ...............    14,370         129,330
  Shaw Group Inc. ....................    18,700         881,237
  Simpson Manufacturing Co., Inc. ....    14,700         702,844
  Standard Pacific Corp. .............    36,050         360,500
  Stone & Webster, Inc. ..............    15,600          11,700
  Thomas Industries, Inc.(a)..........    19,350         342,253
                                                    ------------
                                                       8,874,314
                                                    ------------
CONSUMER CYCLICAL -- 0.1%
  Jakks Pacific Inc. .................    23,100         340,725
                                                    ------------
CONTAINERS -- 0.2%
  Aptar Group, Inc. ..................    44,600       1,204,200
                                                    ------------
COSMETICS & SOAPS
  Nature's Sunshine Products, Inc. ...    20,900         146,300
                                                    ------------
DISTRIBUTION/ WHOLESALERS -- 0.4%
  Castle (A.M.) & Co..................    17,100         142,144
  SCP Pool Corporation................    20,700         486,450
  United Stationers, Inc. ............    41,600       1,346,800
                                                    ------------
                                                       1,975,394
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B60

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.1%
  Barnes Group, Inc. .................    23,200    $    378,450
  CLARCOR, Inc. ......................    29,300         582,337
  Cuno, Inc. .........................    20,000         462,500
  Griffon Corp.(a)....................    36,400         202,475
  Insteel Industries, Inc. ...........    10,300          63,731
  Intermet Corp.(a)...................    28,300         194,563
  Justin Industries, Inc. ............    31,100         680,312
  Lydall, Inc.(a).....................    19,100         202,938
  Mueller Industries, Inc.(a).........    42,800       1,198,400
  SPS Technologies, Inc.(a)...........    15,400         632,362
  Standex International Corp. ........    15,600         247,650
  Valmont Industries, Inc. ...........    28,700         570,413
                                                    ------------
                                                       5,416,131
                                                    ------------
DRUGS & MEDICAL SUPPLIES -- 9.3%
  ADAC Laboratories...................    25,200         604,800
  Advanced Tissue Sciences, Inc.(a)...    69,200         555,762
  Alliance Pharmaceutical Corp. ......    57,400         645,750
  Barr Laboratories, Inc.(a)..........    42,150       1,888,847
  Baxter International, Inc. .........     4,094         287,874
  Cephalon, Inc.(a)...................    39,600(c)    2,371,050
  Coherent, Inc.(a)...................    30,400       2,549,800
  Conmed Corp. .......................    18,700         483,863
  COR Therapeutics, Inc.(a)...........    30,800(c)    2,627,625
  Cygnus, Inc.(a).....................    30,200         430,350
  Diagnostic Products.................    16,700         534,400
  Dura Pharmaceuticals, Inc...........    54,000         776,250
  Enzo Biochem, Inc. .................    30,718(c)    2,119,542
  Hanger Orthopedic Group, Inc........    23,300         115,044
  Hologic, Inc.(a)....................    18,700(c)      126,225
  IDEC Pharmaceuticals Corp.(a).......    51,800       6,076,787
  IDEXX Laboratories, Inc.(a).........    44,700       1,022,512
  Immune Response Corp. ..............    31,600         343,650
  Invacare Corp. .....................    36,700         963,375
  Jones Pharmaceutical, Inc. .........    79,550       3,177,028
  Medicis Pharmaceutical Corp. (Class
    "A" Stock)(a).....................    35,700       2,034,900
  NBTY, Inc.(a).......................    80,800         515,100
  Noven Pharmaceuticals, Inc.(a)......    26,300         790,644
  Osteotech, Inc. ....................    17,300         181,650
  Owens & Minor, Inc. ................    39,900         685,781
  Priority Healthcare Corp. ..........    26,766       1,989,048
  Protein Design Labs, Inc.(a)........    22,900       3,777,427
  Regeneron Pharmaceuticals,
    Inc.(a)...........................    41,500       1,237,219
  Resmed, Inc. .......................    36,700         981,725
  Respironics, Inc.(a)................    35,800         644,400
  SpaceLabs Medical, Inc.(a)..........    11,500         129,375
  Summit Technology, Inc.(a)..........    57,100       1,077,762
  Sunrise Medical, Inc.(a)............    27,100         132,113
  Syncor International Corp.(a).......    14,500       1,044,000
  Techne Corp. .......................    24,800       3,224,000
  Vital Signs, Inc. ..................    15,100         273,688
                                                    ------------
                                                      46,419,366
                                                    ------------
ELECTRICAL EQUIPMENT -- 3.5%
  Anixter International, Inc.(a)......    44,200       1,171,300
  Baldor Electric Co..................    43,866         817,004

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
ELECTRICAL EQUIPMENT (CONT'D.)
  C-Cube Microsystems, Inc............    49,000    $    961,625
  C&D Technologies....................    31,800       1,796,700
  Gentex Corp.(a).....................    89,600       2,251,200
  Harmon Industries, Inc. ............    13,800         182,850
  KEMET Corp.(a)......................   106,200       2,661,637
  Kent Electronics Corp.(a)...........    34,400       1,025,550
  Kulicke & Soffa Industries, Inc.....    28,900       1,715,938
  SLI, Inc. ..........................    43,700         529,863
  Technitrol, Inc. ...................    19,900       1,927,812
  Valence Technology, Inc.(a).........    42,100         776,219
  Vicor Corp.(a)......................    50,400       1,754,550
                                                    ------------
                                                      17,572,248
                                                    ------------
ELECTRONICS -- 5.6%
  Alpha Industries, Inc...............    48,600       2,141,437
  Analogic Corp. .....................    15,700         628,000
  Artesyn Technologies, Inc. .........    45,500       1,265,469
  Audiovox Corp. .....................    26,300         580,244
  Belden, Inc. .......................    29,800         763,625
  Benchmark Electronics, Inc.(a)......    19,800         723,937
  BMC Industries, Inc. ...............    33,400         135,688
  Cable Design Technologies...........    34,500       1,155,750
  Checkpoint Systems, Inc. ...........    36,800         276,000
  Cohu, Inc. .........................    24,300         655,341
  CTS Corp. ..........................    33,700       1,516,500
  Dionex Corp.(a).....................    27,000         722,250
  Electro Scientific Industries,
    Inc. .............................    32,300       1,422,209
  Electroglas, Inc....................    24,400         524,600
  Esterline Technologies Corp.(a).....    21,200         315,350
  Helix Technology Corp. .............    27,300       1,064,700
  Innovex, Inc. ......................    18,100         176,475
  Intermagnetics General Corp. .......    15,783         298,891
  International Rectifier Corp.(a)....    74,700       4,183,200
  Itron, Inc.(a)......................    18,200(c)      150,150
  Methode Eletronics, Inc. (Class "A"
    Stock)............................    43,100       1,664,737
  Park Electrochemical Corp. .........    12,800         461,600
  Photronics, Inc.(a).................    29,300         831,387
  Pioneer Standard Electronics,
    Inc. .............................    33,300(c)      491,175
  Plexus Corp.(a).....................    21,300       2,406,900
  S3, Inc.(a).........................    93,000       1,371,750
  Three-Five Systems, Inc.(a).........    22,150       1,306,850
  Ultratech Stepper, Inc.(a)..........    26,100         388,238
  X-Rite, Inc. .......................    25,900         236,338
                                                    ------------
                                                      27,858,791
                                                    ------------
ELECTRONIC COMPONENTS -- 0.4%
  Sanmina Corp. ......................    23,380       1,998,990
                                                    ------------
ENERGY -- 0.4%
  UGI Corp. ..........................    33,300         682,650
  Unisource Energy Corp...............    39,800         597,000
  Veritas DGC, Inc.(a)................    31,600         821,600
                                                    ------------
                                                       2,101,250
                                                    ------------
ENGINEERING -- 0.1%
  URS Corp. ..........................    19,400         295,850
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B61

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
ENVIRONMENTAL SERVICES -- 0.3%
  Ionics, Inc.(a).....................    19,800    $    606,375
  Tetra Tech, Inc.(a).................    47,050       1,076,269
                                                    ------------
                                                       1,682,644
                                                    ------------
FINANCIAL SERVICES -- 4.4%
  AmeriCredit Corp. ..................    91,500       1,555,500
  Charles Schwab Corp. ...............   117,717       3,958,249
  Commerce Bancorp, Inc. .............    35,994       1,655,724
  Dain Rauscher Corp. ................    15,300       1,009,800
  Eaton Vance Corp. ..................    43,100       1,993,375
  HUBCO, Inc. ........................    61,702       1,384,439
  Jeffries Group, Inc. ...............    29,300         591,494
  MAF Bancorp, Inc. ..................    29,400         534,712
  Morgan Keegan, Inc. ................    35,500         523,625
  National Discount Brokers Group.....    20,800         663,000
  Pioneer Group, Inc. ................    32,400       1,372,950
  Radian Group, Inc. .................    45,500       2,354,625
  Raymond James Financial, Inc. ......    56,218       1,264,905
  SEI Corp. ..........................    65,100       2,591,794
  South Financial Group Inc. .........    31,400         455,300
                                                    ------------
                                                      21,909,492
                                                    ------------
FOOD & BEVERAGE -- 2.2%
  American Italian Pasta Co. (Class
    "A" Stock)........................    22,400         463,400
  Beringer Wine Estates Holdings,
    Inc. .............................    24,000         847,500
  Canandaigua Wine Co. ...............    22,100       1,114,669
  Chiquita Brands International,
    Inc. .............................    80,475         316,870
  Coca-Cola Bottling Co...............    10,700         460,267
  Corn Products International,
    Inc. .............................    45,500       1,205,750
  Earthgrains Co......................    51,800       1,006,862
  Fleming Companies, Inc. ............    47,400         619,163
  Hain Celestial Group Incorporated...    22,200         814,463
  J & J Snack Foods Corp.(a)..........    11,000         196,625
  Michael Foods, Inc. ................    24,800         607,600
  Nash-Finch Co.......................    13,800         113,850
  Performance Food Group Co.(a).......    17,300         553,600
  Ralcorp Holdings, Inc. .............    37,300         456,925
  Smithfield Foods, Inc.(a)...........    71,000       1,992,437
  United Natural Foods, Inc. .........    22,300         306,625
                                                    ------------
                                                      11,076,606
                                                    ------------
FURNITURE -- 0.6%
  Aaron Rents, Inc. ..................    24,300         305,269
  Bassett Furniture Industries,
    Inc. .............................    14,900         188,112
  Ethan Allen Interiors, Inc.(a)......    49,950       1,198,800
  Interface, Inc. (Class "A" Stock)...    62,900         239,806
  La-Z-Boy Chair Co. .................    75,000       1,050,000
                                                    ------------
                                                       2,981,987
                                                    ------------
HEALTHCARE -- 2.9%
  Bio-Technology General Corp.(a).....    64,600         851,912
  Biomatrix, Inc.(a)..................    28,100(c)      635,763
  Cooper Companies, Inc. (The) .......    17,100         622,013
  Coventry Corp.......................    72,300         963,623
  Datascope Corp......................    18,400         662,400
  Laser Vision Ctrs, Inc. ............    30,800         190,575
  MedQuist, Inc.......................    43,900       1,492,600

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
HEALTHCARE (CONT'D.)
  Mentor Corp. .......................    29,700    $    807,469
  Organogenesis, Inc.(a)..............    37,200         425,475
  Patterson Dental Co.(a).............    41,200       2,101,200
  Pharmaceutical Product Development,
    Inc. .............................    30,100         632,100
  Renal Care Group, Inc.(a)...........    54,650       1,336,363
  Sierra Health Services, Inc.(a).....    32,825         104,630
  Smith (A.O.) Corp. .................    28,600         598,813
  Sola International, Inc.(a).........    30,400         148,200
  Theragenics Corp. ..................    36,000         308,250
  US Oncology, Inc. ..................   105,000         525,000
  Varian Med Systems, Inc. ...........    37,800       1,478,925
  Wesley Jessen Visioncare, Inc. .....    21,400         803,837
                                                    ------------
                                                      14,689,148
                                                    ------------
HOSPITALS/HEALTHCARE MANAGEMENT -- 0.9%
  Advance Paradigm, Inc.(a)...........    26,200         537,100
  Curative Health Services, Inc. .....    12,300          74,184
  Magellan Health Services, Inc.(a)...    39,100          48,875
  Orthodontic Centers of America,
    Inc...............................    58,800       1,330,350
  Pediatrix Medical Group, Inc.(a)....    19,000(c)      220,875
  Universal Health Services, Inc.
    (Class "B" Stock)(a)..............    37,475       2,454,612
                                                    ------------
                                                       4,665,996
                                                    ------------
HOUSING RELATED -- 0.8%
  Champion Enterprises, Inc.(a).......    58,200         283,725
  D.R.Horton, Inc. ...................    75,425       1,022,951
  Fedders Corp. ......................    43,900         255,169
  Fleetwood Enterprises, Inc. ........    39,900         568,575
  National Presto Industries, Inc. ...     9,000         276,750
  Ryland Group, Inc. .................    17,425         385,528
  Skyline Corp. ......................    10,700         230,050
  Toll Brothers, Inc.(a)..............    44,600         914,300
                                                    ------------
                                                       3,937,048
                                                    ------------
INDUSTRIALS -- 0.1%
  Circle Int'l Group Inc. ............    21,200         532,650
                                                    ------------
INSURANCE -- 2.1%
  Arthur J. Gallagher & Co............    44,900       1,885,800
  Delphi Financial Group, Inc.(a).....    25,279         857,906
  E.W. Blanch Holdings, Inc. .........    16,100         327,031
  Enhance Financial Services Group,
    Inc. .............................    46,500         668,438
  Fidelity National Financial,
    Inc. .............................    82,061       1,502,742
  First American Financial Corp. .....    79,700       1,140,706
  Fremont General Corp. ..............    85,540         336,814
  Hilb, Rogal & Hamilton Co...........    16,100         558,469
  Mutual Risk Management, Ltd.........    53,400         924,487
  RLI Corp............................    12,100         420,475
  SCPIE Holdings Inc. ................    14,800         303,400
  Selective Insurance Group, Inc. ....    33,600         638,400
  Trenwick Group, Inc. ...............    20,750         302,172
  Zenith National Insurance Corp. ....    21,000         446,250
                                                    ------------
                                                      10,313,090
                                                    ------------
LEISURE -- 1.1%
  Anchor Gaming.......................    14,700         704,681
  Aztar Corp.(a)......................    53,400         827,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B62

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
LEISURE (CONT'D.)
  Carmike Cinemas, Inc. (Class "A"
    Stock)(a).........................    13,900    $     53,863
  GC Companies, Inc.(a)...............     9,500         212,562
  Huffy Corp. ........................    12,400          53,475
  K2, Inc.(a).........................    21,800         181,213
  Marcus Corp. .......................    36,525         442,866
  Pinnacle Entertainment Inc. ........    31,900         620,056
  Polaris Industries, Inc. ...........    29,800         953,600
  Prime Hospitality Corp.(a)..........    59,700         563,419
  Sturm Ruger & Co., Inc. ............    32,900         291,987
  Thor Industries, Inc. ..............    14,800         310,800
  Winnebago Industries, Inc. .........    26,600         347,462
                                                    ------------
                                                       5,563,684
                                                    ------------
MACHINERY -- 3.0%
  Applied Industrial Technologies,
    Inc. .............................    25,400         415,925
  Applied Power, Inc. (Class "A"
    Stock)............................    47,795       1,601,132
  Astec Industries, Inc.(a)...........    23,400         593,775
  Cognex Corp.(a).....................    50,700       2,623,725
  Dril-Quip, Inc. ....................    21,100         986,425
  Flow International Corp.(a).........    18,000         180,000
  Gardner Denver Machinery, Inc.(a)...    18,300         327,113
  Graco, Inc. ........................    25,000         812,500
  IDEX Corp. .........................    36,200       1,142,563
  JLG Industries, Inc. ...............    54,200         643,625
  Lindsay Manufacturing Co.(a)........    15,112         296,573
  Manitowoc Co., Inc. ................    31,812         850,971
  Paxar Corp. ........................    57,052         681,058
  Regal Beloit Corp. .................    25,600         411,200
  Robbins & Myers, Inc. ..............    13,400         305,688
  Roper Industries, Inc. .............    37,000         948,125
  Royal Appliance Manufacturing
    Co.(a)............................    21,100         120,006
  Specialty Equipment Co., Inc. ......    23,400         634,725
  Speedfam-IPEC, Inc. ................    36,000         654,750
  Toro Co.............................    15,500         510,531
                                                    ------------
                                                      14,740,410
                                                    ------------
MEDIA -- 0.8%
  Catalina Marketing Corp.(a).........    22,400(c)    2,284,800
  Harman International................    21,000       1,281,000
  Interpublic Group of Cos., Inc. ....    12,588         521,620
                                                    ------------
                                                       4,087,420
                                                    ------------
METALS - FERROUS -- 0.6%
  Birmingham Steel Corp. .............    24,600          95,325
  Commercial Metals Co................    17,600         484,000
  Mascotech, Inc. ....................    54,400         588,200
  Material Sciences Corp.(a)..........    18,725         187,250
  Quanex Corp. .......................    17,425         259,197
  Reliance Steel & Aluminum Co........    34,000         650,250
  Steel Dynamics, Inc. ...............    58,600         531,062
  Steel Technologies, Inc. ...........    13,300          94,763
  WHX Corp.(a)........................    17,500(c)       96,250
                                                    ------------
                                                       2,986,297
                                                    ------------
METALS - NON FERROUS -- 0.3%
  Amcast Industrial Corp. ............    10,900          95,375
  AMCOL International Corp. ..........    32,750         540,375

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
METALS - NON FERROUS (CONT'D.)
  Brush Wellman, Inc. ................    19,900    $    310,937
  Commonwealth Industries, Inc. ......    20,300         119,263
  IMCO Recycling, Inc.(a).............    20,200         109,838
  RTI International Metals, Inc.(a)...    25,400         288,925
  Wolverine Tube, Inc.(a).............    15,500         263,500
                                                    ------------
                                                       1,728,213
                                                    ------------
MINERAL RESOURCES -- 0.2%
  SEACOR Holdings, Inc.(a)............    20,700         800,831
                                                    ------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.0%
  Apogee Enterprises, Inc. ...........    33,900         119,709
  Brightpoint, Inc. ..................    65,200         564,387
  CPI Corp. ..........................    11,000         232,375
  Fossil, Inc.(a).....................    39,200         761,950
  Lawson Products, Inc. ..............    12,700         312,738
  Libbey, Inc. .......................    19,600         629,650
  Texas Industries, Inc. .............    25,700         742,087
  Tredegar Industries, Inc. ..........    45,550         865,450
  Watsco, Inc. .......................    35,600         445,000
  Watts Industries, Inc. (Class "A"
    Stock)............................    32,300         407,788
                                                    ------------
                                                       5,081,134
                                                    ------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.1%
  Dimon, Inc. ........................    54,375         115,547
  Hughes Supply, Inc. ................    28,750         567,813
                                                    ------------
                                                         683,360
                                                    ------------
NETWORKING -- 0.2%
  C-Cor.Net Corp. ....................    39,200       1,058,400
                                                    ------------
OFFICE EQUIPMENT & SUPPLIES -- 0.1%
  Nashua Corp. .......................     7,200          59,400
  New England Business Service,
    Inc. .............................    16,500         268,125
                                                    ------------
                                                         327,525
                                                    ------------
OIL & GAS -- 2.0%
  Cabot Oil & Gas Corp. (Class "A"
    Stock)............................    34,800         737,325
  Cascade Natural Gas Corp. ..........    13,522         225,648
  Cross (A.T.) Co. (Class "A"
    Stock)............................    17,900          88,381
  Cross Timbers Oil Co................    59,575       1,318,097
  Laclede Gas Co......................    13,900         267,575
  Newfield Exploration Co.(a).........    50,850       1,989,506
  Northwest Natural Gas Co............    30,600         684,675
  Piedmont Natural Gas Company,
    Inc. .............................    38,300       1,017,344
  Remington Oil and Gas Corp. ........    26,000         195,000
  Southern Union Co.(a)...............    59,261         937,064
  Southwest Gas Corp. ................    37,700         659,750
  Vintage Petroleum, Inc. ............    76,300       1,721,519
                                                    ------------
                                                       9,841,884
                                                    ------------
OIL & GAS SERVICES -- 3.1%
  Atwood Oceanics, Inc. ..............    16,800         745,500
  Barrett Resources Corp.(a)..........    39,810       1,211,717
  Cal Dive International, Inc. .......    19,000       1,029,563
  Eagle Geophysical, Inc. ............     1,651               8
  Energen Corp. ......................    36,800         802,700
  Friede Goldman Halter, Inc. ........    48,713         435,372
  HS Resources, Inc.(a)...............    23,000         690,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B63

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
OIL & GAS SERVICES (CONT'D.)
  Input/Output, Inc.(a)...............    61,900    $    522,281
  Louis Dreyfus Natural Gas
    Corp.(a)..........................    49,200       1,540,575
  New Jersey Resources Corp. .........    21,800         829,763
  Oceaneering International,
    Inc.(a)...........................    27,800         528,200
  Offshore Logistics, Inc.(a).........    25,800         370,875
  Plains Resources, Inc.(a)...........    21,900         350,400
  Pogo Producing Co...................    49,200       1,088,550
  Pride International, Inc. ..........    73,900       1,829,025
  Seitel, Inc.(a).....................    29,594         240,451
  Southwestern Energy Co..............    30,400         190,000
  St. Mary Land & Exploration Co......    13,600         572,050
  Stone Energy Corp.(a)...............    22,400       1,338,400
  Varco Int'l., Inc. .................    54,600       1,269,450
                                                    ------------
                                                      15,584,880
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.6%
  Brady (W.H.) Co. (Class "A"
    Stock)............................    27,700         900,250
  Buckeye Technologies, Inc.(a).......    42,800         938,925
  Caraustar Industries, Inc. .........    31,100         470,388
  Pope & Talbot, Inc. ................    18,325         293,200
  Schweitzer-Mauduit Int'l., Inc. ....    19,200         240,000
  Universal Forest Products, Inc. ....    24,800         341,000
                                                    ------------
                                                       3,183,763
                                                    ------------
PHARMACEUTICALS -- 1.4%
  Alpharma, Inc. .....................    42,300       2,633,175
  Bindley Western, Inc. ..............    41,266       1,090,970
  Vertex Pharmaceuticals, Inc. .......    31,400       3,308,775
                                                    ------------
                                                       7,032,920
                                                    ------------
PRECIOUS METALS -- 0.3%
  Coeur D'Alene Mines Corp. ..........    35,600(c)       86,775
  Stillwater Mining Co.(a)............    46,300       1,290,613
                                                    ------------
                                                       1,377,388
                                                    ------------
REAL ESTATE -- 0.1%
  Lennar Corp. .......................    14,976         303,264
                                                    ------------
RESTAURANTS -- 1.6%
  Applebee's Int'l., Inc. ............    33,300       1,009,406
  CEC Entertainment, Inc. ............    33,275         852,672
  Cheesecake Factory(a)...............    36,825       1,012,687
  CKE Restaurants, Inc. ..............    61,712         185,136
  IHOP Corp.(a).......................    24,600         412,050
  Jack In the Box, Inc.(a)............    46,800       1,152,450
  Landry's Seafood Restaurants,
    Inc. .............................    30,300         257,550
  Luby's Cafeterias, Inc. ............    27,400         219,200
  Ruby Tuesday, Inc.(a)...............    75,800         952,237
  Ryan's Family Steak Houses,
    Inc.(a)...........................    44,200         372,938
  Sonic Corp.(a)......................    22,325         655,797
  Taco Cabana, Inc. (Class "A"
    Stock)(a).........................    16,000         106,000
  Triarc Companies, Inc. (Class "A"
    Stock)(a).........................    28,900         592,450
                                                    ------------
                                                       7,780,573
                                                    ------------
RETAIL -- 5.4%
  99 Cents Only Stores................    40,900       1,630,888
  Ames Department Stores, Inc. .......    35,600         275,900
  AnnTaylor Stores Corp.(a)...........    38,600       1,278,625

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
RETAIL (CONT'D.)
  Arctic Cat, Inc. ...................    30,500    $    362,188
  Bombay Company, Inc.(a).............    44,300         130,131
  Books-A-Million, Inc.(a)............    22,100         102,213
  Brown Shoe Co., Inc. ...............    22,850         297,050
  Building Materials Holdings Corp....    15,400         135,713
  Caseys General Stores, Inc. ........    64,400         668,150
  Cash America International, Inc. ...    30,943         228,205
  Cato Corp. (Class "A" Stock)........    31,600         367,350
  Consolidated Products, Inc. ........    35,882         322,938
  Copart, Inc.(a) ....................    65,600       1,049,600
  Cost Plus, Inc......................    25,100         720,056
  Damark International, Inc.(a).......     6,700         144,050
  Discount Auto Parts, Inc.(a)........    20,400         204,000
  Dress Barn, Inc.(a).................    22,300         493,388
  Footstar, Inc.(a)...................    25,500         847,875
  Goody's Family Clothing, Inc. ......    40,400         222,200
  Gottschalks, Inc.(a)................    15,300          96,581
  Group 1 Automotive, Inc.(a).........    25,900         310,800
  Hancock Fabrics, Inc. ..............    23,200          98,600
  J. Baker, Inc.(a)...................    17,100          99,394
  Jan Bell Marketing, Inc.(a).........    27,500          65,312
  Jo-Ann Stores, Inc. (Class "A"
    Stock) ...........................    21,800         152,600
  Just For Feet, Inc. ................    34,000             797
  Lillian Vernon Corp. ...............    10,900         114,450
  Linens 'n Things, Inc. .............    48,200       1,307,425
  Michaels Stores, Inc.(a)............    37,800       1,731,712
  MicroAge, Inc.(a)...................    39,200       1,930,600
  O'Reilly Automotive, Inc.(a)........    61,900         858,862
  Panera Bread Company -- (Class "A"
    Stock)............................    14,800         149,850
  Pep Boys -- Manny, Moe & Jack,
    Inc. .............................    62,600         375,600
  Pier 1 Imports, Inc. ...............   121,850       1,188,037
  Quiksilver, Inc. ...................    27,300         424,856
  Regis Corp. ........................    49,700         621,250
  Russ Berrie & Company, Inc. ........    25,100         483,175
  Shopko Stores, Inc. ................    37,100         570,412
  Sports Authority, Inc. .............    39,150          44,044
  Stein Mart, Inc.(a).................    54,400         557,600
  Stride Rite Corp. ..................    54,500         333,813
  Swiss Army Brands, Inc.(a)..........     9,600          49,200
  The Men's Wearhouse, Inc. ..........    51,250       1,143,516
  Timberland Co. (Class "A" Stock)....    25,600       1,812,800
  Wet Seal, Inc.(a)...................    16,600         217,875
  Whole Foods Market, Inc.(a).........    31,800(c)    1,313,737
  Zale Corp. .........................    42,900       1,565,850
                                                    ------------
                                                      27,099,268
                                                    ------------
SEMICONDUCTORS -- 1.9%
  American Xtal Technology, Inc.(a)...    22,900         990,425
  Dallas Semiconductor Corp. .........    70,600       2,876,950
  ESS Technology, Inc. ...............    49,800         722,100
  General Semiconductor, Inc. ........    45,000         663,750
  Lattice Semiconductor Corp.(a)......    58,600       4,050,725
                                                    ------------
                                                       9,303,950
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B64

JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
SOFTWARE -- 4.6%
  BARRA, Inc.(a)*.....................    17,200    $    852,475
  Concord Communications, Inc.(a) ....    17,500         697,812
  HNC Software, Inc. .................    30,000       1,852,500
  Hyperion Solutions Corp. ...........    39,170       1,270,577
  Mercury Interactive Corp. ..........    93,800       9,075,150
  National Instruments Corp. .........    61,200       2,669,850
  Peregrine Systems Incorporated......    35,475       1,230,539
  Project Software & Development,
    Inc.(a)...........................    26,300         473,400
  Remedy Corp.(a).....................    35,500       1,979,125
  THQ, Inc.(a)........................    22,550         274,828
  Verity, Inc.(a).....................    38,000       1,444,000
  Zixit Corp. ........................    18,700         861,369
                                                    ------------
                                                      22,681,625
                                                    ------------
SUPERMARKETS -- 0.1%
  Kronos, Inc.(a).....................    15,300         397,800
                                                    ------------
TECHNOLOGY -- 0.2%
  Systems & Computer Technology
    Corp. ............................    39,400         788,000
                                                    ------------
TELECOMMUNICATIONS -- 2.9%
  Adaptive Broadband Corp. ...........    45,800       1,683,150
  Allen Telecom, Inc. ................    33,800         597,837
  Aspect Telecommunications
    Corp.(a)..........................    59,500       2,339,094
  Centigram Communications Corp.(a)...     7,400         189,163
  Digi International, Inc.(a).........    18,400         119,600
  Digital Microwave Corp.(a)..........    85,100       3,244,437
  General Communication, Inc. ........    60,500         310,063
  Intermediate Telephone, Inc. .......    31,700         509,181
  InterVoice, Inc.(a).................    39,200         257,250
  Network Equipment Technologies,
    Inc.(a)...........................    26,200         263,638
  P-COM, Inc. ........................    88,000         500,500
  Plantronics, Inc. ..................    19,800       2,286,900
  Proxim, Inc.(a).....................    14,400       1,425,150
  Symmetricom, Inc.(a)................    18,300         462,075
  Talk.com, Inc. .....................    79,000         459,187
                                                    ------------
                                                      14,647,225
                                                    ------------
TEXTILES -- 0.6%
  Angelica Corp. .....................    10,600          84,800
  Ashworth, Inc.(a)...................    17,200          76,863
  Cone Mills Corp.(a).................    31,100         192,431
  Dixie Group, Inc. ..................    14,200          55,025
  G & K Services, Inc. (Class "A"
    Stock)............................    24,800         621,550
  Guilford Mills, Inc. ...............    23,437          99,607
  Gymboree Corp.(a)...................    29,700          89,100
  Haggar Corp. .......................     8,400          98,700
  Hartmarx Corp.(a)...................    35,900          91,994
  Kellwood Co.........................    33,975         717,722
  Nautica Enterprises, Inc.(a)........    42,300         452,081
  Oshkosh B'Gosh, Inc. (Class"A"
    Stock)............................    15,500         253,813

                                                       VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
(CONTINUED)                             ---------   ------------
TEXTILES (CONT'D.)
  Oxford Industries, Inc. ............     9,300    $    167,400
  Pillowtex Corp.(a)..................    17,409(c)       73,988
                                                    ------------
                                                       3,075,074
                                                    ------------
TIMBER -- 0.1%
  Deltic Timber Corp. ................    15,100         322,763
                                                    ------------
TRANSPORTATION -- 0.2%
  Pegasus Systems, Inc. ..............    21,800         237,075
                                                    ------------
TRUCKING/SHIPPING -- 2.0%
  American Freightways, Inc. .........    39,200         568,400
  Arkansas Best Corp. ................    24,100         239,494
  EGL Inc. ...........................    35,200       1,082,400
  Expeditors International of
    Washington, Inc. .................    61,700       2,930,750
  Fritz Companies, Inc.(a)............    44,800         462,000
  Frozen Food Express Industries,
    Inc. .............................    19,900          59,700
  Heartland Express, Inc.(a)..........    36,649         611,580
  Kirby Corp.(a)......................    30,000         637,500
  Landstar Systems, Inc.(a)...........    11,700         696,881
  M.S. Carriers, Inc.(a)..............    15,000         264,375
  Monaco Coach Corp. .................    23,000         313,375
  Oshkosh Truck Corp. ................     8,700         311,025
  Rollins Truck Leasing Corp. ........    69,300         480,769
  USFreightways Corp. ................    32,400         795,825
  Werner Enterprises, Inc. ...........    58,012         670,764
  Yellow Corp. (b)....................    30,400         448,400
                                                    ------------
                                                      10,573,238
                                                    ------------
UTILITY -- ELECTRIC -- 0.8%
  Atmos Energy Corp. .................    38,500         673,750
  Bangor Hydro-Electric Co. ..........     8,975         210,352
  CH Energy Group, Inc. ..............    20,600         699,112
  Green Mountain Power Corp. .........     6,500          53,625
  NorthWestern Corp. .................    28,300         654,438
  Philadelphia Suburban Corp. ........    50,031       1,025,635
  United Illuminating Co. ............    17,525         766,719
                                                    ------------
                                                       4,083,631
                                                    ------------
UTILITY -- WATER -- 0.4%
  American States Water Co. ..........    11,000         327,250
  United Water Resources, Inc. .......    47,500       1,656,563
                                                    ------------
                                                       1,983,813
                                                    ------------
TOTAL COMMON STOCKS
  (cost $423,805,988)............................    474,110,282
                                                    ------------
RIGHTS
  Elan Corporation PLC (cost $0)......    46,800          23,400
                                                    ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $423,805,988)............................    474,133,682
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B65

JUNE 30, 2000 (UNAUDITED)

                                        PRINCIPAL
                                         AMOUNT        VALUE
SHORT-TERM                                (000)       (NOTE 2)
INVESTMENTS -- 8.3%                     ---------   ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.4%
  United States Treasury Bills,
    5.64%, 09/21/00...................   $ 1,800    $  1,776,876
                                                    ------------
COMMERCIAL PAPER -- 1.6%
  American Electric Power
    6.83%, 07/21/00...................     3,500       3,488,048
  Keyspan Corp.
    6.83%, 07/21/00...................     1,600       1,597,268
  TRW Inc.
    6.85%, 07/20/00...................     1,750       1,744,339
    6.90%, 08/15/00...................     1,000         991,758
                                                    ------------
                                                       7,821,413
                                                    ------------
REPURCHASE AGREEMENT -- 4.5%
  Joint Repurchase Agreement Account
    6.49%, 07/03/00 (Note 5)..........    22,651      22,651,000
                                                    ------------
TIME DEPOSIT -- YANKEE -- 1.8%
  Deutsche Bank AG(d) 7.125%,
    7/03/00...........................     8,859       8,859,000
                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $41,108,289).............................     41,108,289
                                                    ------------
TOTAL INVESTMENTS -- 103.6%
  (cost $464,914,277; Note 6)....................    515,241,971
                                                    ------------
VARIATION MARGIN ON OPEN FUTURES
  CONTRACT(e) -- (0.1)%..........................       (297,000)
OTHER LIABILITIES IN EXCESS
  OF OTHER ASSETS -- (3.5)%......................    (17,544,223)
                                                    ------------
TOTAL NET ASSETS -- 100.0%.......................   $497,400,748
                                                    ============

The following abbreviations are used in portfolio descriptions:

   AG      Aktiengesellschaft (German Stock Company)
   NA      Not Applicable
   NR      Not Rated by Moody's or Standard & Poor's
   PLC     Public Limited Company (British Corporation)

(a) Non-income producing security.
(b) Security segregrated as collateral for futures contracts.
(c) Portion or all of securities on loan with an aggregate market value of $15,506,731; cash collateral of $16,596,400 was received with which the portfolio purchased securities.
(d) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e) Open futures contract as of June 30, 2000 are as follows:

   NUMBER OF                      EXPIRATION    VALUE AT       VALUE AT      APPRECIATION/
   CONTRACTS          TYPE           DATE      TRADE DATE    JUNE 30, 2000   DEPRECIATION
 Long Positions:
                  MidCap 400
      87          Index             Sep 00     $21,840,950    $21,241,050     $ (599,900)
                  Russell 2000
      6           Index             Sep 00      1,563,900       1,567,800          3,900
                                                                              ----------
                                                                              $ (596,000)
                                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B66

                                GLOBAL PORTFOLIO
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 85.0%                          VALUE
                                         SHARES        (NOTE 2)
COMMON STOCKS                          ----------   --------------
AUSTRALIA -- 2.3%
  Broken Hill Proprietary Co.,
    Ltd..............................   1,524,500   $   18,009,628
  Commonwealth Bank of Australia
    (c)..............................     922,600       15,280,819
                                                    --------------
                                                        33,290,447
                                                    --------------
FINLAND -- 2.3%
  Nokia Oy...........................     651,200       33,269,935
                                                    --------------
FRANCE -- 7.1%
  Havas Advertising SA (c)...........     545,940       12,497,993
  Lafarge SA.........................      97,931        7,619,640
  Legrand SA.........................      64,200       14,420,912
  Publicis SA(a) (c).................      15,489        6,084,923
  Thomson Multimedia.................     291,562       18,895,155
  Total Fina SA......................     192,938       29,617,825
  Vivendi SA.........................     143,700       12,698,533
                                                    --------------
                                                       101,834,981
                                                    --------------
REPUBLIC OF GERMANY -- 1.3%
  Infineon Technologies AG(a)........      40,600        3,203,561
  Siemens AG.........................      99,400       15,011,819
                                                    --------------
                                                        18,215,380
                                                    --------------
HONG KONG -- 2.1%
  China Merchants Holdings
    International Co., Ltd...........  11,010,400        7,556,268
  China Mobile, Ltd.(a)..............   1,765,400       15,569,199
  Guangzhou Investment Co.,
    Ltd.(a)..........................  85,621,100        6,370,291
                                                    --------------
                                                        29,495,758
                                                    --------------
ITALY -- 1.2%
  Banca Intesa SpA...................   3,806,500       17,064,302
                                                    --------------
JAPAN -- 6.2%
  Canon, Inc.........................     304,000       15,119,107
  Nippon Telegraph & Telephone
    Corp.(a).........................       1,958       26,004,615
  NTT Mobile Communications Network,
    Inc..............................         870       23,519,050
  Softbank Corp......................      36,400        4,937,220
  Sony Corp. (c).....................     217,100       20,244,808
                                                    --------------
                                                        89,824,800
                                                    --------------
MEXICO -- 2.5%
  Grupo Televisa SA (GDR)(a).........     219,100       15,104,206
  Telefonos de Mexico, SA
    (Class "L" Shares) (ADR).........     355,300       20,296,513
                                                    --------------
                                                        35,400,719
                                                    --------------
NETHERLANDS -- 1.5%
  ING Groep N.V......................     328,800       22,251,276
                                                    --------------
SINGAPORE -- 0.9%
  Singapore Airlines, Ltd............   1,251,700       12,383,031
                                                    --------------
SOUTH KOREA -- 1.3%
  Samsung Electronics Co., Ltd.......      55,070       18,224,551
                                                    --------------
SPAIN -- 3.2%
  Banco Santander SA(a)..............   1,881,000       19,867,395
  Telefonica SA......................   1,191,808       25,631,774
                                                    --------------
                                                        45,499,169
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 2)
(CONTINUED)                            ----------   --------------
SWEDEN -- 3.7%
  Hennes & Mauritz AB................     788,400   $   16,503,951
  Skanska AB (Class "B" Shares)......     435,200       15,472,567
  Telefonaktiebolaget LM Ericsson
    AB...............................   1,094,400       21,726,761
                                                    --------------
                                                        53,703,279
                                                    --------------
UNITED KINGDOM -- 7.9%
  Bank of Scotland...................   1,407,200       13,410,094
  Canary Wharf Finance PLC...........   1,601,000        8,993,946
  GKN PLC............................   1,084,800       13,865,897
  Hays PLC...........................   2,026,045       11,320,283
  Vodafone AirTouch PLC..............  10,986,851       44,479,020
  Barclays PLC.......................     887,991       22,121,615
                                                    --------------
                                                       114,190,855
                                                    --------------
UNITED STATES -- 41.5%
  American Home Products Corp........     221,000       12,983,750
  AT&T Corp..........................     363,500       10,132,563
  Atmel Corp.(a) (c).................     408,000       15,045,000
  Cablevision Systems Corp.
    (Class "A" Shares)(a)............     132,000        8,959,500
  Citigroup Inc......................     664,600       40,042,150
  Clear Channel Communications,
    Inc.(a)..........................     196,200       14,715,000
  Comcast Corp. (Class "A"
    Shares)(a).......................     315,700       12,785,850
  Electronic Arts, Inc.(a)...........     464,200       33,857,587
  Fox Entertainment Group, Inc.
    (Class "A" Stock)(a).............     564,800       17,155,800
  Intertrust Technologies Corp.......     215,100        4,422,994
  JDS Uniphase Corp.(a)..............     162,200       19,443,725
  Juniper Networks, Inc.(a)..........     130,600       19,010,462
  Mediaone Group, Inc. (c)...........      97,500        6,447,188
  Micron Technology, Inc.............     306,200       26,964,737
  Omnicom Group, Inc.................     238,500       21,241,406
  Ondisplay, Inc.....................      73,800        6,010,088
  Oracle Systems Corp.(a)............     517,600       43,510,750
  Pharmacia Corp.....................     388,200       20,065,087
  PMC-Sierra, Inc.(a)................     166,700       29,620,506
  Portal Software, Inc...............     207,300       13,241,288
  Quest Software, Inc. (c)...........      83,600        4,629,350
  SCI Systems, Inc.(a)...............     488,400       19,139,175
  Solectron Corp.(a) (c).............   1,147,400       48,047,375
  Target Corp........................     316,800       18,374,400
  Texas Instruments, Inc.............     311,200       21,375,550
  Time Warner, Inc. (c)..............     681,400       51,786,400
  USA Networks, Inc.(a)..............   1,440,300       31,146,487
  Wal-Mart Stores, Inc...............     192,500       11,092,813
  Williams-Sonoma, Inc.(a)...........     472,900       15,339,694
                                                    --------------
                                                       596,586,675
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $931,781,068)................                1,221,235,158
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B67

JUNE 30, 2000 (UNAUDITED)

                                             PRINCIPAL
                                 MOODY'S      AMOUNT         VALUE
SHORT-TERM                       RATING        (000)        (NOTE 2)
INVESTMENTS -- 15.0%           -----------   ---------   --------------
COMMERCIAL PAPER -- 7.3%
  American Electric Power
    6.83%, 07/21/00(b).......    P1           $ 8,000    $    7,969,644
  Bombardier Capital, Inc.
    6.82, 07/21/00(b)........    P1             4,200         4,184,087
  CitiCorp 6.55%,
    07/10/00(b)..............    P1            20,000        19,967,250
  Conagra, Inc. 6.85%,
    07/7/00(b)...............    P1             8,600         8,590,182
  General Electric Capital
    International 6.52%,
    07/14/00(b)..............    P1            24,000        23,943,493
  GPU Capital, Inc. 6.89%,
    07/14/00(b)..............    P1             8,900         8,877,856
  Hartford Financial Services
    6.60%, 08/18/00(b).......    P1             3,041         3,014,239
  Keyspan Corp. 6.82%,
    07/19/00(b)..............    P1             6,124         6,103,117
  Suntrust Grand Cayman
    7.00%, 07/03/00(b).......    P1            13,782        13,782,000
  TRW, Inc. 6.90%,
    08/15/00(b)..............    P1             8,000         7,931,000
                                                         --------------
                                                            104,362,868
                                                         --------------
U.S. GOVERNMENT OBLIGATIONS -- 5.9%
  United States Treasury Bills,
    5.61%, 08/17/00.......................     11,800        11,713,575
    5.59%, 08/17/00.......................      5,310         5,271,420
    5.74%, 09/14/00.......................     68,804        67,981,219
                                                         --------------
                                                             84,966,214
                                                         --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase Agreement Account,
    6.49%, 07/03/00
    (cost $25,850,000; Note 5)............     25,850        25,850,000
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $215,179,082).................................      215,179,082
                                                         --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,146,960,150; Note 6).......................    1,436,414,240
FORWARD CURRENCY CONTRACTS -- AMOUNT
  PAYABLE TO COUNTERPARTIES(d)........................         (418,608)
ASSETS IN EXCESS OF OTHER
  LIABILITIES.........................................          542,913
                                                         --------------
TOTAL NET ASSETS -- 100.0%............................   $1,436,538,545
                                                         ==============

The following abbreviations are used in portfolio descriptions:
   AB  Aktiebolag (Swedish Stock Company)
   AG  Aktiengesellschaft (German Stock Company)
   N.V.  Naamloze Vennootschap (Dutch Corporation)
   Oy  Osokehio (Finnish Corporation)
   PLC  Public Limited Company (British Corporation)
   SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation)
(a) Non-income producing security.
(b) Represents security purchased with cash collateral received for securities on loan.
(c) Portion of securities on loan with an aggregate market value of $101,658,341; cash collateral of $103,874,453 was received with which the portfolio purchased securities.

(d) Outstanding forward currency contract as of June 30, 2000 was as follows:

FOREIGN CURRENCY          VALUE AT         CURRENT      APPRECIATION
CONTRACT               SETTLEMENT DATE      VALUE      (DEPRECIATION)
----------------       ---------------   -----------   --------------
Purchase Contract:
  Japanese Yen,
    expiring 8/15/00     $17,611,196     $17,629,352      $  18,156
Sale Contract:
  Japanese Yen,
    expiring 8/15/00     $17,192,588     $17,629,352      $(436,764)
                                                          ---------
                                                          $(418,608)
                                                          =========

The industry classification of portfolio of holdings shown as a percentage of net assets as of June 30, 2000 were as follows:

Telecommunications                                       20.0%
Electronics                                              15.1%
Media                                                     9.5%
Computer Software & Services                              5.7%
Commercial Banking                                        4.9%
Financial Services                                        4.8%
Retail                                                    4.3%
Diversified Operations                                    2.9%
Advertising                                               2.8%
Pharmaceuticals                                           2.3%
Oil & Gas Services                                        2.1%
Telephones                                                1.4%
Manufacturing                                             1.3%
Banks                                                     1.2%
Construction                                              1.1%
Diversified Manufacturing                                 1.1%
Automobiles & Manufacturing                               1.0%
Electrical Equipment                                      1.0%
Airlines                                                  0.9%
Real Estate-Development                                   0.6%
Building Materials & Components                           0.5%
Materials                                                 0.5%
Commercial Paper                                          7.3%
U.S. Government Securities                                5.9%
Repurchase Agreement                                      1.8%
                                                        ------
                                                        100.0%
                                                        ======

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B68

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1: GENERAL

        The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only eleven Portfolios: Money Market Portfolio, Diversi-fied Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio, Small Capitalization Stock Portfolio and Global Portfolio.

        The Portfolios of the Series Fund have the following as investment objectives:

        MONEY MARKET PORTFOLIO: Current income, stability of capital and maintenance of liquidity by investing in short-term money market securities that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

        DIVERSIFIED BOND PORTFOLIO: High level of income over the long term by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

        GOVERNMENT INCOME PORTFOLIO: High level of income over the long term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

        CONSERVATIVE BALANCED PORTFOLIO: Favorable total return consistent with a more conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

        FLEXIBLE MANAGED PORTFOLIO: High total return by investing in money market instruments, bonds and common stocks.

        HIGH YIELD BOND PORTFOLIO: High total return by investing primarily in noninvestment-grade bonds.

        STOCK INDEX PORTFOLIO: Results that correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

        EQUITY INCOME PORTFOLIO: Current income and capital appreciation by investing primarily in stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.

        EQUITY PORTFOLIO: Capital appreciation by investing primarily in stocks of major, established companies.

        PRUDENTIAL JENNISON PORTFOLIO: Long-term growth of capital by investing primarily in common stocks of established compa-nies with above-average growth prospects.

        20/20 FOCUS PORTFOLIO: Long-term growth of capital by investing primarily in securities of U.S. companies.

        SMALL CAPITALIZATION STOCK PORTFOLIO: Long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index by investing primarily in stocks of the S&P SmallCap 600 Index.

        GLOBAL PORTFOLIO: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

NOTE 2: ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

        SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

        The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

        The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at June 30, 2000 include registration rights, none of which are currently under contract to be registered.


                                       C1

        Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

        Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

        FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities -- at the current rates of exchange.

        (ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

        Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

        Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

        FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain
        (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

        SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

        OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Se-ries Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

        The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
        (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.


                                       C2

        FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

        The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

        SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the six months ended June 30, 2000, PSI has been compensated by the following amounts:

          Conservative Balanced Portfolio .............     $  313,795
          Flexible Managed Portfolio ..................        359,455
          High Yield Bond Portfolio ...................         12,876
          Stock Index Portfolio .......................          6,743
          Equity Income Portfolio .....................         56,215
          Prudential Jennison Portfolio ...............        175,958
          Small Capitalization Stock Portfolio ........         20,405
          Global Portfolio ............................         91,526
                                                            ----------
                                                            $1,036,973
                                                            ==========

        SWAPS: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

        SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses, which are attributable directly at a Portfolio or class level.

        For Portfolio's with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

        CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits, which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

        TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

        Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Se-ries Fund's understanding of the applicable country's tax rules and regulations.


                                       C3

        DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

        Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

        RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain
        (loss) on investments available for distributions determined in accordance with income tax regulations. For the six months ended June 30, 2000, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gain (loss) on investments ("G/L") by the following amounts:

                                                  UNI             G/L
                                              ----------     ------------
            Equity Income Portfolio(a) ....   $       50     $       (50)
            Equity Portfolio(a) ...........    2,338,357      (2,338,357)
            Global Portfolio(a) ...........      363,522        (363,522)

        (a) Reclassification of net foreign currency gain (loss).

        Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3: AGREEMENTS

        The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison and 20/20 Focus Portfolios. The Prudential pays for the services of PIC and Jennison, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

        The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                         Investment Advisory Fee
                                                         -----------------------
            Money Market Portfolio ......................         0.40%
            Diversified Bond Portfolio ..................         0.40
            Government Income Portfolio .................         0.40
            Conservative Balanced Portfolio .............         0.55
            Flexible Managed Portfolio ..................         0.60
            High Yield Bond Portfolio ...................         0.55
            Stock Index Portfolio .......................         0.35
            Equity Income Portfolio .....................         0.40
            Equity Portfolio ............................         0.45
            Prudential Jennison Portfolio ...............         0.60
            20/20 Focus Portfolio .......................         0.75
            Small Capitalization Stock Portfolio ........         0.40
            Global Portfolio ............................         0.75

        The Prudential compensates Jennison for its services at the annual rates specified below based on the average daily net assets of the Prudential Jennison Portfolio and based on the segment of the 20/20 Focus Portfolio that it manages as follows. The fees are accrued daily and paid quarterly.

                                              Fee Paid by Prudential to Jennison
                                              ----------------------------------
            Prudential Jennison Portfolio ...  0.75% on the first $10 million
                                               0.50% on the next $30 million
                                               0.35% on the next $25 million
                                               0.25% on the next $335 million
                                               0.22% on the next $600 million
                                               0.20% thereafter

            20/20 Focus Portfolio ...........  0.30% on the first $300 million
                                               0.25% thereafter


                                       C4

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

        The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

        The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the six months ended June 30, 2000.

        PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

        The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pays a commitment fee at an annual rate of 0.080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
        0.065 of 1% of the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

NOTE 4: OTHER TRANSACTIONS WITH AFFILIATES

        Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2000, the Series Fund incurred fees for the services of PMFS and as of June 30, 2000 fees were due to PMFS as follows:

                                                  Amount Incurred
                                                      for the       Amount Due
                                                 Six Months Ended      as of
                                                   June 30, 2000   June 30, 2000
                                                 ----------------  -------------
            Money Market Portfolio ................     $4,800         $800
            Diversified Bond Portfolio ............      4,900          800
            Government Income Portfolio ...........      3,400          600
            Conservative Balanced Portfolio .......      4,000          700
            Flexible Managed portfolio ............      5,000          800
            High Yield Bond Portfolio .............      4,800          800
            Stock Index Portfolio .................      5,000          800
            Equity Income Portfolio ...............      4,600          800
            Equity Portfolio ......................      5,000          900
            Prudential Jennison Portfolio .........      5,100          900
            20/20 Focus Portfolio .................        800          100
            Small Capitalization Stock Portfolio ..      4,000          700
            Global Portfolio ......................      4,700          800
                                                       -------       ------
                                                       $56,100       $9,500
                                                       =======       ======

        For the six months ended June 30, 2000, PSI, earned $315,929 in brokerage commissions from transactions executed on behalf of the following Portfolios:

                                                           Commission
                                                           ----------
            Conservative Balanced Portfolio ..........      $  3,837
            Flexible Managed portfolio ...............        20,378
            Equity Income Portfolio ..................        54,004
            Equity Portfolio .........................        99,440
            Prudential Jennison Portfolio ............       138,270
                                                            --------
                                                            $315,929
                                                            ========

NOTE 5: JOINT REPURCHASE AGREEMENT ACCOUNT

        The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obliga-tions. The Series Fund's undivided interest in the joint repurchase agreement account represented $631,671,000 as of


                                       C5

        June 30, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                       Principal     Percentage
                                                        Amount        Interest
                                                     ------------    ----------
            Diversified Bond Portfolio ...........   $ 34,236,000       5.42%
            Government Income Portfolio ..........     14,963,000       2.37
            Conservative Balanced Portfolio ......     57,017,000       9.03
            Flexible Managed Portfolio ...........     97,471,000      15.43
            High Yield Bond Portfolio ............     41,437,000       6.56
            Stock Index Portfolio ................     59,383,000       9.40
            Equity Income Portfolio ..............     21,298,000       3.37
            Equity Portfolio .....................     67,436,000      10.67
            Prudential Jennison Portfolio ........    145,588,000      23.05
            20/20 Focus Portfolio ................      9,604,000       1.52
            Small Capitalization Stock Portfolio..     22,651,000       3.59
            Global Portfolio .....................     25,850,000       4.09
            All other Portfolios .................     34,737,000       5.50
                                                     ------------     ------
                                                     $631,671,000     100.00%
                                                     ============     ======

        ABN AMRO Inc., 6.60%, in the principal amount of $130,000,000, repurchase price $130,071,500, due 7/3/00. The value of the collateral including accrued interest was $132,600,710.

        ABN AMRO Inc., 6.20%, in the principal amount of $76,455,000, repurchase price $76,494,502, due 7/3/00. The value of the collateral including accrued interest was $77,984,334.

        Bear, Stearns & Co., Inc., 6.55%, in the principal amount of $125,000,000, repurchase price $125,068,229, due 7/3/00. The value of the collateral including accrued interest was $127,935,940.

        Credit Suisse First Boston Corp., 6.65%, in the principal amount of $125,000,000, repurchase price $125,069,271, due 7/3/00. The value of the collateral including accrued interest was $130,618,178.

        UBS Warburg, 6.55%, in the principal amount of $100,000,000, repurchase price $100,054,583, due 7/3/00. The value of the collateral including accrued interest was $102,001,028.

        UBS Warburg, 6.25%, in the principal amount of $75,216,000, repurchase price $75,255,175, due 7/3/00. The value of the collateral including accrued interest was $76,721,755.

NOTE 6: PORTFOLIO SECURITIES

        The aggregate cost of purchase and proceeds from sales of securities (excluding short-term issues) for the six months ended June 30, 2000 were as follows:

            Cost of Purchases:
                                                    Government    Non-Government
                                                    Securities      Securities
                                                   ------------   --------------
            Diversified Bond Portfolio ..........  $341,777,415   $  247,515,370
            Government Income Portfolio .........   350,848,552                0
            Conservative Balanced Portfolio .....   794,806,228    1,096,759,509
            Flexible Managed Portfolio ..........   669,592,038    1,674,359,362
            High Yield Bond Portfolio ...........             0      288,699,800
            Stock Index Portfolio ...............             0      133,703,961
            Equity Income Portfolio .............             0      765,025,163
            Equity Portfolio ....................             0      251,721,501
            Prudential Jennison Portfolio .......             0    1,842,685,398
            20/20 Focus Portfolio ...............             0       57,193,517
            Small Capitalization Stock Portfolio.             0      101,591,481
            Global Portfolio ....................             0      376,923,599


                                       C6

            Proceeds from Sales:
                                                    Government    Non-Government
                                                    Securities      Securities
                                                  --------------  --------------
            Diversified Bond Portfolio .......... $  273,669,937  $  332,157,325
            Government Income Portfolio .........    393,492,453               0
            Conservative Balanced Portfolio .....  1,078,594,082   1,478,115,288
            Flexible Managed Portfolio ..........    340,750,236   2,274,589,749
            High Yield Bond Portfolio ...........              0     263,848,234
            Stock Index Portfolio ...............              0     105,636,662
            Equity Income Portfolio .............              0     887,894,500
            Equity Portfolio ....................              0     842,655,641
            Prudential Jennison Portfolio .......              0   1,266,685,655
            20/20 Focus Portfolio ...............              0      28,302,083
            Small Capitalization Stock Portfolio.              0      71,366,594
            Global Portfolio ....................              0     355,097,058

        The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2000 were as follows:

                                                                          Total Net
                                                                          Unrealized            Gross             Gross
                                                          Tax            Appreciation         Unrealized        Unrealized
                                                         Basis          (Depreciation)       Appreciation      Depreciation
                                                     --------------     --------------      --------------     ------------
            Diversified Bond Portfolio ...........   $1,251,783,832     $  (36,057,203)     $    5,834,834     $ 41,892,037
            Government income Portfolio ..........      313,671,938         (6,640,003)            434,284        7,074,287
            Conservative Balanced Portfolio ......    4,224,893,396        306,700,826         513,043,451      206,342,625
            Flexible Managed Portfolio ...........    5,087,503,758        307,146,880         594,772,598      287,625,718
            High Yield Bond Portfolio ............      874,482,573       (116,206,186)         15,876,945      132,083,131
            Stock Index Portfolio ................    2,421,693,015      2,210,555,510       2,370,266,248      159,710,678
            Equity Income Portfolio ..............    1,738,740,135         17,139,127         253,827,943      236,688,816
            Equity Portfolio .....................    4,965,052,251        492,566,081       1,138,419,652      645,853,571
            Prudential Jennison Portfolio ........    2,724,954,392        753,284,694         852,783,794       99,499,100
            20/20 Focus Portfolio ................       96,619,813           (789,909)          8,302,101        9,092,010
            Small Capitalization Stock Portfolio..      465,038,384         50,203,587         216,241,857       76,038,270
            Global Portfolio .....................    1,147,863,512        288,550,728         320,547,370       31,996,642


        The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Global Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Global Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

                                                                                              Appreciation
           Open Date     Termination Date     Shares      Current Value     Current Basis     (Depreciation)
           ---------     ----------------  -----------    -------------     -------------     --------------
            8/16/99          8/18/00         1,874,689     $ 8,828,956       $10,165,688       $(1,336,732)
           11/16/99          8/18/00         1,253,632       5,904,053         6,797,945          (893,892)
           11/16/99          8/18/00         1,367,896       6,442,186         7,417,553          (975,367)
                                                           -----------       -----------       -----------
                                                           $21,175,195       $24,381,186       $(3,205,991)
                                                           ===========       ===========       ===========

        The Global Portfolio also entered into a future swap agreement with Merrill Lynch International having the following description. The Global Portfolio receives the positive change in the market value of Dow Jones Euro Stoxx 50 Sept '00 future and pays the negative change in the market value of the Dow Jones Euro Stoxx 50 Sept '00. The Global Portfolio paid a transaction fee for the agreement. The Portfolio will pay a fee at termination of the swap. Details of the swap are as follows:


           Open Date     Termination Date   Contracts     Current Value     Current Basis     Appreciation
           ---------     ----------------  -----------    -------------     -------------     --------------
             6/1/00           9/20/00         1,350        $67,061,974       $66,774,997         $286,977


                                       C7

        For federal income tax purposes, the following Portfolios had post-October losses deferred and capital loss carryforwards as of December 31, 1999. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                               Post-October       Post-October      Capital Loss
                                                 Currency           Capital         Carryforwards
                                              Losses Deferred    Losses Deferred      Available       Expiration Date
                                              ---------------    ---------------    -------------     ---------------
            Conservative Balanced Portfolio ..      --             $ 8,302,364            --                  --
            Flexible Managed Portfolio .......      --              16,235,978            --                  --
            High Yield Bond Portfolio ........      --               4,418,508       $ (2,841,700)           2003
                                                                                      (43,467,300)           2007
                                                                                     ------------
                                                                                      (46,309,000)
            Global Portfolio                     $262,338               --                --                  --


NOTE 7: CAPITAL

        The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2000, the Equity, Prudential Jennison and 20/20 Focus Portfolios have Class II shares outstanding.

        Transactions in shares of common stock of the Equity, Prudential Jennison and 20/20 Focus Portfolios were as follows:


        EQUITY PORTFOLIO:
                                       Class I                                                  Shares           Amount
                                       -------                                               -----------    ---------------
          Six months ended June 30, 2000:
            Capital stock sold ...........................................................     3,146,069    $    86,587,014
            Capital stock issued in reinvestment of dividends and distributions ..........     6,358,428        165,952,214
            Capital stock repurchased ....................................................   (19,064,840       (516,323,539)
                                                                                             -----------    ---------------
            Net decrease in shares outstanding ...........................................    (9,560,343)   $  (263,784,311)
                                                                                             ===========    ===============

                                                                                                Shares           Amount
                                                                                             -----------    ---------------
          Year ended December 31, 1999:
            Capital stock sold ...........................................................     8,671,360    $   269,536,387
            Capital stock issued in reinvestment of dividends and distributions ..........    29,303,403        742,957,463
            Capital stock repurchased ....................................................   (33,039,026)    (1,018,930,728)
                                                                                             -----------    ---------------
            Net increase in shares outstanding ...........................................     4,935,737    $    93,563,122
                                                                                             ===========    ===============

                                       Class II                                                 Shares           Amount
                                       --------                                              -----------    ---------------

          Six months ended June 30, 2000:
            Capital stock sold ...........................................................        41,625    $     1,144,430
            Capital stock issued in reinvestment of dividends and distributions ..........           486             15,453
            Capital stock repurchased ....................................................       (30,644)          (840,234)
                                                                                             -----------    ---------------
            Net increase in shares outstanding ...........................................        11,467    $       319,649
                                                                                             ===========    ===============

                                                                                                Shares           Amount
                                                                                             -----------    ---------------
          May 3, 1999(a) through December 31, 1999:
            Capital stock sold ...........................................................        14,063    $       457,113
            Capital stock issued in reinvestment of dividends and distributions ..........         1,186             33,511
            Capital stock repurchased ....................................................        (4,199)          (135,030)
                                                                                             -----------    ---------------
            Net increase in shares outstanding ...........................................        11,050    $       355,594
                                                                                             ===========    ===============
            (a) Commencement of offering of Equity Portfolio Class II shares


                                                               C8


        PRUDENTIAL JENNISON PORTFOLIO:

                                       Class I                                                  Shares           Amount
                                       -------                                               -----------    ---------------
          Six months ended June 30, 2000:
            Capital stock sold ...........................................................    22,342,715    $   749,265,516
            Capital stock issued in reinvestment of dividends and distributions ..........     1,630,628         49,620,027
            Capital stock repurchased ....................................................    (4,759,602)      (157,150,860)
                                                                                             -----------    ---------------
            Net increase in shares outstanding ...........................................    19,213,741    $   641,734,683
                                                                                             ===========    ===============


                                       Class II                                                 Shares           Amount
                                       --------                                              -----------    ---------------

          February 10, 2000(b) through June 30, 2000:
            Capital stock sold ...........................................................        87,950    $     2,840,721
            Capital stock issued in reinvestment of dividends and distributions ..........            73              2,217
            Capital stock repurchased ....................................................        (4,108)          (132,434)
                                                                                             -----------    ---------------
            Net increase in shares outstanding ...........................................        83,915    $     2,710,504
                                                                                             ===========    ===============
            (b) Commencement of offering of Prudential Jennison Portfolio Class II shares.




        20/20 FOCUS PORTFOLIO:
                                       Class I                                                  Shares           Amount
                                       -------                                               -----------    ---------------

          Six months ended June 30, 2000:
            Capital stock sold ...........................................................     3,124,768    $    35,666,146
            Capital stock issued in reinvestment of dividends and distributions ..........        59,656            631,747
            Capital stock repurchased ....................................................      (101,794)        (1,164,891)
                                                                                             -----------    ---------------
            Net increase in shares outstanding ...........................................     3,082,478    $    35,133,002
                                                                                             ===========    ===============


                                       Class II                                                 Shares           Amount
                                       --------                                              -----------    ---------------

          February 14, 2000(c) through June 30, 2000:
            Capital stock sold ...........................................................        32,087    $       358,803
            Capital stock issued in reinvestment of dividends and distributions ..........            41                442
            Capital stock repurchased ....................................................        (5,874)           (63,517)
                                                                                             -----------    ---------------
            Net increase in shares outstanding ...........................................        26,254    $       295,728
                                                                                             ===========    ===============
            (c) Commencement of offering of 20/20 Focus Portfolio Class II shares.



                                              C9

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                    MONEY MARKET PORTFOLIO
                                            -----------------------------------------------------------------------
                                               SIX
                                              MONTHS                               YEAR ENDED
                                              ENDED                               DECEMBER 31,
                                             JUNE 30,        ------------------------------------------------------
                                               2000             1999        1998       1997       1996     1995(c)
                                            ----------       ----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.00         $  10.00    $  10.00   $  10.00   $  10.00   $  10.00
                                             --------         --------    --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains........................       0.29             0.49        0.52       0.54       0.51       0.56
Dividends and distributions...............      (0.29)           (0.49)      (0.52)     (0.54)     (0.51)     (0.56)
                                             --------         --------    --------   --------   --------   --------
Net Asset Value, end of period............   $  10.00         $  10.00    $  10.00   $  10.00   $  10.00   $  10.00
                                             ========         ========    ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.94%            4.97%       5.39%      5.41%      5.22%      5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,166.8         $1,335.5    $  920.2   $  657.5   $  668.8   $  613.3
Ratios to average net assets:
  Expenses................................       0.43%(b)         0.42%       0.41%      0.43%      0.44%      0.44%
  Net investment income...................       5.79%(b)         4.90%       5.20%      5.28%      5.10%      5.64%

                                                                       DIVERSIFIED BOND
                                            -----------------------------------------------------------------------
                                               SIX
                                              MONTHS                               YEAR ENDED
                                              ENDED                               DECEMBER 31,
                                             JUNE 30,        ------------------------------------------------------
                                               2000             1999        1998       1997       1996     1995(c)
                                            ----------       ----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  10.95         $  11.06    $  11.02   $  11.07   $  11.31   $  10.04
                                             --------         --------    --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.41             0.67        0.69       0.80       0.76       0.76
Net realized and unrealized gains (losses)
  on investments..........................      (0.11)           (0.75)       0.08       0.11      (0.27)      1.29
                                             --------         --------    --------   --------   --------   --------
    Total from investment operations......       0.30            (0.08)       0.77       0.91       0.49       2.05
                                             --------         --------    --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.17)              --       (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized gains.....         --(d)         (0.03)      (0.04)     (0.13)        --      (0.03)
                                             --------         --------    --------   --------   --------   --------
    Total distributions...................      (0.17)           (0.03)      (0.73)     (0.96)     (0.73)     (0.78)
                                             --------         --------    --------   --------   --------   --------
Net Asset Value, end of period............   $  11.08         $  10.95    $  11.06   $  11.02   $  11.07   $  11.31
                                             ========         ========    ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       2.80%           (0.74)%      7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,210.7         $1,253.8    $1,122.6   $  816.7   $  720.2   $  655.8
Ratios to average net assets:
  Expenses................................       0.43%(b)         0.43%       0.42%      0.43%      0.45%      0.44%
  Net investment income...................       6.85%(b)         6.25%       6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate...................         51%             171%        199%       224%       210%       199%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Less than $0.002 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 GOVERNMENT INCOME PORTFOLIO
                                            ---------------------------------------------------------------------
                                            SIX MONTHS                            YEAR ENDED
                                              ENDED                              DECEMBER 31,
                                             JUNE 30,        ----------------------------------------------------
                                               2000            1999       1998       1997       1996     1995(C)
                                            ----------       --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  11.55        $  11.87   $  11.52   $  11.22   $  11.72   $  10.46
                                             --------        --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.52            0.76       0.67       0.75       0.75       0.74
Net realized and unrealized gains (losses)
  on investments..........................      (0.01)          (1.08)      0.36       0.30      (0.51)      1.28
                                             --------        --------   --------   --------   --------   --------
    Total from investment operations......       0.51           (0.32)      1.03       1.05       0.24       2.02
                                             --------        --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.22)             --      (0.68)     (0.75)     (0.74)     (0.76)
Distributions from net realized gains.....      (0.03)             --         --(d)       --        --         --
                                             --------        --------   --------   --------   --------   --------
    Total distributions...................      (0.25)             --      (0.68)     (0.75)     (0.74)     (0.76)
                                             --------        --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  11.81        $  11.55   $  11.87   $  11.52   $  11.22   $  11.72
                                             ========        ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       4.43%          (2.70)%     9.09%      9.67%      2.22%     19.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $  285.7        $  335.5   $  443.2   $  429.6   $  482.0   $  501.8
Ratios to average net assets:
  Expenses................................       0.45%(b)        0.44%      0.43%      0.44%      0.46%      0.45%
  Net investment income...................       6.07%(b)        5.72%      5.71%      6.40%      6.38%      6.55%
Portfolio turnover rate...................        116%            106%       109%        88%        95%       195%

                                                              CONSERVATIVE BALANCED PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  15.36       $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.32           0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains (losses)
  on investments..........................      (0.12)          0.37       1.05       1.26       1.24       1.78
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......       0.20           0.99       1.71       2.02       1.90       2.41
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.17)         (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized gains.....         --          (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess from net realized
  gains...................................         --          (0.03)        --         --         --         --
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.17)         (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  15.39       $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       1.39%          6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $3,998.2       $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses................................       0.58%(b)       0.57%      0.57%      0.56%      0.59%      0.58%
  Net investment income...................       4.11%(b)       4.02%      4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate...................         48%           109%       167%       295%       295%       201%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Less than $0.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 FLEXIBLE MANAGED PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  17.64       $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.33           0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains (losses)
  on investments..........................      (0.23)          0.69       1.14       2.52       1.79       3.15
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......       0.10           1.27       1.72       3.11       2.36       3.71
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.15)            --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized gains.....      (0.24)         (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.39)         (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  17.35       $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................       0.64%          7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $4,754.3       $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses................................       0.63%(b)       0.62%      0.61%      0.62%      0.64%      0.63%
  Net investment income...................       3.39%(b)       3.20%      3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate...................         52%            76%       138%       227%       233%       173%

                                                                 HIGH YIELD BOND PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $   7.52       $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.42           0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains (losses)
  on investments..........................      (0.56)         (0.46)     (0.94)      0.26       0.06       0.46
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......      (0.14)          0.33      (0.17)      1.04       0.86       1.27
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.21)         (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income..................................         --             --         --         --      (0.01)        --
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.21)         (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $   7.17       $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (1.90)%         4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $  736.4       $  802.2   $  789.3   $  568.7   $  432.9   $  367.9
Ratios to average net assets:
  Expenses................................       0.59%(b)       0.60%      0.58%      0.57%      0.63%      0.61%
  Net investment income...................      10.38%(b)      10.48%     10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate...................         37%            58%        63%       106%        88%       139%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                   STOCK INDEX PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  44.45       $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.18           0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains (losses)
  on investments..........................      (0.43)          7.23       8.11       7.34       4.06       5.13
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......      (0.25)          7.67       8.53       7.77       4.46       5.53
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.10)         (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized gains.....      (0.04)         (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.14)         (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  44.06       $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (0.54)%        20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $4,628.9       $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses................................       0.38%(b)       0.39%      0.37%      0.37%      0.40%      0.38%
  Net investment income...................       0.84%(b)       1.09%      1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate...................          2%             2%         3%         5%         1%         1%

                                                                  EQUITY INCOME PORTFOLIO
                                            --------------------------------------------------------------------
                                            SIX MONTHS                           YEAR ENDED
                                              ENDED                             DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------
                                               2000           1999       1998       1997       1996     1995(c)
                                            ----------      --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  19.52       $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                             --------       --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.25           0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains (losses)
  on investments..........................      (1.29)          1.89      (1.03)      6.06       2.88       2.50
                                             --------       --------   --------   --------   --------   --------
    Total from investment operations......      (1.04)          2.40      (0.47)      6.67       3.46       3.14
                                             --------       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.16)         (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized gains.....      (0.04)         (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                             --------       --------   --------   --------   --------   --------
    Total distributions...................      (0.20)         (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                             --------       --------   --------   --------   --------   --------
Net Asset Value, end of period............   $  18.28       $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                             ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(a)................      (5.31)%        12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,722.2       $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses................................       0.42%(b)       0.42%      0.42%      0.41%      0.45%      0.43%
  Net investment income...................       2.63%(b)       2.34%      2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate...................         43%            16%        20%        38%        21%        64%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                       EQUITY PORTFOLIO
                                       ---------------------------------------------------------------------------------
                                                                     CLASS I                                   CLASS II
                                       --------------------------------------------------------------------   ----------
                                          SIX                                                                    SIX
                                         MONTHS                             YEAR ENDED                          MONTHS
                                         ENDED                             DECEMBER 31,                         ENDED
                                        JUNE 30,       ----------------------------------------------------    JUNE 30,
                                          2000           1999       1998       1997       1996     1995(c)       2000
                                       ----------      --------   --------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................   $  28.90       $  29.64   $  31.07   $  26.96   $  25.64   $  20.66     $28.92
                                        --------       --------   --------   --------   --------   --------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       0.27           0.54       0.60       0.69       0.71       0.55       0.15
Net realized and unrealized gains
  (losses) on investments............      (1.86)          3.02       2.21       5.88       3.88       5.89      (1.80)
                                        --------       --------   --------   --------   --------   --------     ------
    Total from investment
      operations.....................      (1.61)          3.56       2.81       6.57       4.59       6.44      (1.65)
                                        --------       --------   --------   --------   --------   --------     ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................      (0.14)         (0.63)     (0.60)     (0.70)     (0.67)     (0.52)     (0.11)
Distributions from net realized
  gains..............................      (0.67)         (3.77)     (3.64)     (1.76)     (2.60)     (0.94)     (0.67)
                                        --------       --------   --------   --------   --------   --------     ------
    Total distributions..............      (0.81)         (4.30)     (4.24)     (2.46)     (3.27)     (1.46)     (0.78)
                                        --------       --------   --------   --------   --------   --------     ------
Net Asset Value, end of period.......   $  26.50       $  28.90   $  29.64   $  31.07   $  26.96   $  25.64     $26.49
                                        ========       ========   ========   ========   ========   ========     ======
TOTAL INVESTMENT RETURN(a)...........      (5.47)%        12.49%      9.34%     24.66%     18.52%     31.29%     (5.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................   $5,463.4       $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8     $  0.6
Ratios to average net assets:
  Expenses...........................       0.47%(b)       0.47%      0.47%      0.46%      0.50%      0.48%      0.87%(b)
  Net investment income..............       1.98%(b)       1.72%      1.81%      2.27%      2.54%      2.28%      1.65%(b)
Portfolio turnover rate..............          5%             9%        25%        13%        20%        18%         5%

                                       EQUITY PORTFOLIO
                                       -----------------
                                           CLASS II
                                       -----------------

                                        MAY 3, 1999(e)
                                            THROUGH
                                         DECEMBER 31,
                                             1999
                                       -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period.............................       $32.79
                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................         0.28
Net realized and unrealized gains
  (losses) on investments............        (0.60)
                                            ------
    Total from investment
      operations.....................        (0.32)
                                            ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................        (0.34)
Distributions from net realized
  gains..............................        (3.21)
                                            ------
    Total distributions..............        (3.55)
                                            ------
Net Asset Value, end of period.......       $28.92
                                            ======
TOTAL INVESTMENT RETURN(a)...........        (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)..........................       $  0.3
Ratios to average net assets:
  Expenses...........................         0.87%(b)
  Net investment income..............         1.33%(b)
Portfolio turnover rate..............            9%

                                                                     PRUDENTIAL JENNISON PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        CLASS I                                        CLASS II
                                      ---------------------------------------------------------------------------    ------------
                                         SIX                                                        APRIL 25,        FEBRUARY 10,
                                        MONTHS                     YEAR ENDED                        1995(d)           2000(e)
                                        ENDED                     DECEMBER 31,                       THROUGH           THROUGH
                                       JUNE 30,     ----------------------------------------      DECEMBER 31,         JUNE 30,
                                         2000         1999        1998       1997      1996          1995(c)             2000
                                      ----------    --------    --------    ------    ------    -----------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  period............................   $  32.39     $  23.91    $  17.73    $14.32    $12.55         $10.00            $  34.25
                                       --------     --------    --------    ------    ------         ------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............       0.01         0.05        0.04      0.04      0.02           0.02                  --(f)
Net realized and unrealized gains
  (losses) on investments...........       1.23         9.88        6.56      4.48      1.78           2.54               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
    Total from investment
      operations....................       1.24         9.93        6.60      4.52      1.80           2.56               (0.68)
                                       --------     --------    --------    ------    ------         ------            --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................         --        (0.05)      (0.04)    (0.04)    (0.03)         (0.01)                 --
Distributions from net realized
  gains.............................      (0.50)       (1.40)      (0.38)    (1.07)       --             --               (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
    Total distributions.............      (0.50)       (1.45)      (0.42)    (1.11)    (0.03)         (0.01)              (0.50)
                                       --------     --------    --------    ------    ------         ------            --------
Net Asset Value, end of period......   $  33.13     $  32.39    $  23.91    $17.73    $14.32         $12.55            $  33.08
                                       ========     ========    ========    ======    ======         ======            ========
TOTAL INVESTMENT RETURN(a)..........       3.98%       41.76%      37.46%    31.71%    14.41%         24.20%              (1.81)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions).........................   $3,470.3     $2,770.7    $1,198.7    $495.9    $226.5         $ 63.1            $2,775.9
Ratios to average net assets:
  Expenses..........................       0.62%(b)     0.63%       0.63%     0.64%     0.66%          0.79%(c)            1.02%(b)
  Net investment income.............       0.06%(b)     0.17%       0.20%     0.25%     0.20%          0.15%(c)           (0.34)%(b)
Portfolio turnover rate.............         41%          58%         54%       60%       46%            37%                 41%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class I shares.

(e) Commencement of offering of Class II shares.

(f) Less than ($0.003) per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                20/20 FOCUS PORTFOLIO
                                                              ----------------------------------------------------------
                                                                           CLASS I                        CLASS II
                                                              ----------------------------------    --------------------
                                                               SIX MONTHS       MAY 3, 1999(d)          FEBRUARY 17,
                                                                  ENDED             THROUGH               2000(e)
                                                                JUNE 30,         DECEMBER 31,             THROUGH
                                                                  2000               1999              JUNE 30, 2000
                                                              -------------    -----------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......................       $11.88             $10.00                 $11.31
                                                                 ------             ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................         0.02               0.02                     --
Net realized and unrealized gains (losses) on
  investments.............................................        (0.69)              1.88                   (.11)
                                                                 ------             ------                 ------
    Total from investment operations......................        (0.67)              1.90                   (.11)
                                                                 ------             ------                 ------
LESS DISTRIBUTIONS:
Dividends from net investment income......................        (0.01)             (0.02)                    --(f)
Dividends in excess of net investment income..............           --                 --                     --
Distributions from net realized gains.....................        (0.07)                --(f)               (0.07)
                                                                 ------             ------                 ------
    Total distributions...................................        (0.08)             (0.02)                 (0.07)
                                                                 ------             ------                 ------
Net Asset Value, end of period............................       $11.13             $11.88                 $11.13
                                                                 ======             ======                 ======
TOTAL INVESTMENT RETURN(a)................................        (5.50)%           18.95%                  (1.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...................       $ 95.0             $ 65.0                 $  1.0
Ratios to average net assets(b):
  Expenses................................................         0.89%              1.09%                  1.29%
  Net investment income...................................         0.53%              0.33%                  0.16%
Portfolio turnover rate...................................           37%                64%                    37%

                                                           SMALL CAPITALIZATION STOCK PORTFOLIO
                                            ------------------------------------------------------------------
                                               SIX                                               APRIL 25,
                                              MONTHS                YEAR ENDED                    1995(d)
                                              ENDED                DECEMBER 31,                   THROUGH
                                             JUNE 30,    ---------------------------------     DECEMBER 31,
                                               2000       1999     1998     1997     1996         1995(c)
                                            ----------   ------   ------   ------   ------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......    $16.25     $14.71   $15.93   $13.79   $11.83        $10.00
                                              ------     ------   ------   ------   ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.03       0.10     0.09     0.10     0.09          0.08
Net realized and unrealized gains (losses)
  on investments..........................      1.04       1.71    (0.25)    3.32     2.23          1.91
                                              ------     ------   ------   ------   ------        ------
    Total from investment operations......      1.07       1.81    (0.16)    3.42     2.32          1.99
                                              ------     ------   ------   ------   ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.02)              (0.09)   (0.10)   (0.09)        (0.04)
Distributions from net realized gains.....     (0.94)     (0.27)   (0.97)   (1.18)   (0.27)        (0.12)
                                              ------     ------   ------   ------   ------        ------
    Total distributions...................     (0.96)     (0.27)   (1.06)   (1.28)   (0.36)        (0.16)
                                              ------     ------   ------   ------   ------        ------
Net Asset Value, end of period............    $16.36     $16.25   $14.71   $15.93   $13.79        $11.83
                                              ======     ======   ======   ======   ======        ======
TOTAL INVESTMENT RETURN(a)................      7.48%     12.68%   (0.76)%  25.17%   19.77%        19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...    $497.4     $437.5   $360.4   $290.3   $147.9        $ 47.5
Ratios to average net assets:
  Expenses................................      0.46%(b)   0.45%    0.47%    0.50%    0.56%         0.60%(b)
  Net investment income...................      0.57%(b)   0.70%    0.57%    0.69%    0.87%         0.68%(b)
Portfolio turnover rate...................        16%        31%      26%      31%      13%           32%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

(d) Commencement of offering of Class I shares.

(e) Commencement of offering of Class II shares.

(f) Less than $0.005 per share.
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D6

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 GLOBAL PORTFOLIO
                                            ----------------------------------------------------------
                                               SIX
                                              MONTHS                      YEAR ENDED
                                              ENDED                      DECEMBER 31,
                                             June 30,    ---------------------------------------------
                                               2000        1999      1998     1997     1996    1995(c)
                                            ----------   --------   ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......   $  30.98    $  21.16   $17.92   $17.85   $15.53   $13.88
                                             --------    --------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................       0.06        0.06     0.07     0.09     0.11     0.06
Net realized and unrealized gains (losses)
  on investments..........................      (0.49)      10.04     4.38     1.11     2.94     2.14
                                             --------    --------   ------   ------   ------   ------
    Total from investment operations......      (0.43)      10.10     4.45     1.20     3.05     2.20
                                             --------    --------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income......      (0.05)         --    (0.16)   (0.13)   (0.11)   (0.24)
Dividends in excess of net investment
  income..................................         --       (0.10)   (0.12)   (0.10)      --       --
Distributions from net realized gains.....      (1.94)      (0.18)   (0.93)   (0.90)   (0.62)   (0.31)
                                             --------    --------   ------   ------   ------   ------
    Total distributions...................      (1.99)      (0.28)   (1.21)   (1.13)   (0.73)   (0.55)
                                             --------    --------   ------   ------   ------   ------
Net Asset Value, end of period............   $  28.56    $  30.98   $21.16   $17.92   $17.85   $15.53
                                             ========    ========   ======   ======   ======   ======
TOTAL INVESTMENT RETURN(a)................      (0.99)%     48.27%   25.08%    6.98%   19.97%   15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $1,436.5    $1,298.3   $844.5   $638.4   $580.6   $400.1
Ratios to average net assets:
  Expenses................................       0.81%(b)     0.84%   0.86%    0.85%    0.92%    1.06%
  Net investment income...................       0.37%(b)     0.21%   0.29%    0.47%    0.64%    0.44%
Portfolio turnover rate...................         56%         76%      73%      70%      41%      59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Calculations are based on average month-end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       D7

                        SEMIANNUAL REPORT / JUNE 20 2000


                      AIM V.I. GOVERNMENT SECURITIES FUND









           AIM V.I. GOVERNMENT SECURITIES FUND SEEKS A HIGH LEVEL OF

             CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR

          SAFETY OF PRINCIPAL BY INVESTING IN DEBT SECURITIES ISSUED,

             GUARANTEED OR OTHERWISE BACKED BY THE U.S. GOVERNMENT.

SEMIANNUAL REPORT/MANAGERS' OVERVIEW

AIM V.I. GOVERNMENT SECURITIES FUND

FUND PROVIDES INCOME, SAFE HAVEN FROM
VOLATILE MARKET CONDITIONS

THUS FAR, 2000 HAS BEEN A CHALLENGING             U.S. TREASURY ISSUES HANDILY OUT- |  term yields. With an inverted curve,
AND VOLATILE YEAR IN THE MARKETS. HOW             PACED CREDIT ISSUES, PARTICULARLY |  however, short-term Treasuries actually
DID AIM V.I. GOVERNMENT SECURITIES FUND         HIGH-YIELD BONDS, ON A TOTAL-RETURN |  yield more than longer-term ones.
PERFORM IN THESE CONDITIONS?                         BASIS FOR THE FIRST QUARTER OF |     In this atypical inversion of the
Rising interest rates, coupled with some-            THE YEAR AND FOR THE SIX-MONTH |  curve, long-maturity bonds significantly
times extreme day-to-day stock-market                             REPORTING PERIOD. |  outperformed shorter- and intermediate-
volatility, increased investor interest    _________________________________________|  maturity issues during the first quarter.
in government bonds. For the six months                                                For instance, during the first quarter,
ended June 30, 2000, AIM V.I. Government   (a basis point is one one-hundredth of a    the yield on the 30-year Treasury bond
Securities Fund posted an impressive       percentage point) and raised rates again    fell 64 basis points, whereas the yield in
return of 3.48%, tracking that of its      in May another 50 basis points. The May     the intermediate section of the curve fell
benchmark, the Lehman Intermediate         increase was the sixth since last summer    only 20 to 30 basis points.
Government Bond Index, which returned      and the largest in more than five years.       Through the first half of the second
3.49%. By contrast, equity securities as   Market observers, however, blew a           quarter, Treasury yields started to
represented by the S&P 500 Index returned  collective sigh of relief when the Fed,     increase and yield spreads between
-0.43% for the same period--evidence,      seeing some signs that the economy had      mortgages and Treasuries narrowed. In
once again, that a well-diversified        started to slow, decided not to raise       June, with signs that the economy might
portfolio is important.                    interest rates again in June.               be slowing and the possibility that the
                                                                                       Fed wouldn't increase rates again at its
WHAT WERE THE MAJOR FACTORS INFLUENCING    HOW DID GOVERNMENT MARKETS FARE DURING      end-of-June meeting, Treasury yields fell
FIXED-INCOME SECURITIES DURING THE         THE PERIOD?                                 across most maturity spectrums. The most
REPORTING PERIOD?                          U.S. Treasury issues handily outpaced       dramatic drops were in shorter to
In an effort to prevent inflation in a     credit issues, particularly high-yield      intermediate maturities.
rapidly growing economy, the Federal       bonds, on a total-return basis for the         Falling yields, of course, mean higher
Reserve Board (the Fed) raised interest    first quarter of the year and for the       bond prices. Obviously, this environment
rates three times in the first two         six-month reporting period. The 30-year     was very beneficial for the fund. And as a
quarters of this year. The Fed hiked       Treasury bond in particular had a           double bonus, yields on agency bonds fell
interest rates twice in the first quarter  stellar first quarter, providing one of     even more than those on comparable
for a total increase of 50 basis points    the strongest total returns of any          Treasuries. (Agencies generally carry a
                                           security.                                   higher coupon than Treasuries.)
------------------------------------------    Beyond investor flight from a volatile
FUND PERFORMANCE                           stock market, the government bond market    WHAT OTHER EVENTS INFLUENCED
                                           was buoyed by a unique situation. In        GOVERNMENT MARKETS?
AVERAGE ANNUAL TOTAL RETURNS               January, the Treasury announced its         Government-Sponsored Enterprises (GSEs),
                                           intention to buy back $30 billion in        organizations like the Federal National
As of 6/30/00                              Treasury securities and perhaps to cease    Mortgage Association (Fannie Mae) and the
                                           issuing 30-year Treasury bonds in the not-  Federal Home Loan Mortgage Corporation
- ---------------------------------------- too-distant future. This (among other       (Freddie Mac), made headlines this spring.
Inception (5/5/93)                   4.84% factors) literally turned the Treasury      Despite being shareholder-owned, Freddie
- ---------------------------------------- market upside down, or in bond parlance,    and Fannie operate under federal charters
5 years                              5.10  inverted the Treasury yield curve. The      that exempt them from state and local
- ---------------------------------------- yield curve--a graph of Treasury security   corporate income taxes and give them a
1 year                               4.26  yields from three months to 30 years--      $2.25 billion line of credit with the
                                           under normal conditions slopes upward,      Treasury. This "implied government
                                           with short-term yields lower than longer-   guarantee" has been
Past performance cannot guarantee
comparable future results. MARKET
VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-
TERM PERFORMANCE. RESULTS OF AN INVESTMENT
MADE TODAY MAY DIFFER SUBSTANTIALLY FROM
THE HISTORICAL PERFORMANCE SHOWN.
------------------------------------------

                                             AIM V.I. GOVERNMENT SECURITIES FUND

SEMIANNUAL REPORT/MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION                                                                  course, drove down prices, leading to
                                                                                       some attractive agency-bond buying
As of 6/30/00, based on total net assets                                               opportunities for the fund in the second
                                                                                       quarter.
       Cash Equivalents  8%
       --------------------|                                                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                           |                                                           As we begin the second half of the year,
                                                                                       the outlook for fixed-income markets
               U.S. AGENCY      MORTGAGE                                               depends largely on what the economy does
               OBLIGATIONS     OBLIGATIONS                                             in the coming months. Has the Fed with
                   28%             52%                                                 its string of rate hikes orchestrated the
                                                                                       proverbial "soft landing"--a gradual
                      [PIE CHART]                                                      slowing of the economy, which would
                                                                                       prevent inflation and avoid economic
       U.S. Treasury                                                                   distress? A string of recent statistical
       Obligations 12%                                                                 releases suggests that the pace of
       ____________________                                                            economic activity is indeed slowing.
                                                                                       Beyond interest-rate speculation,
The fund's portfolio composition is subject to change, and there is no assurance       government-security weighted funds will
that the fund will continue to hold any particular security.                           have to wait and see if legislative
                                                                                       changes might affect the regulatory
                                                                                       treatment of government-sponsored
called into question and has had an effect            WHILE WE CERTAINLY WOULD NOT  |  agencies.
on the agency market. This resulted in               SUGGEST THAT GOVERNMENT BONDS  |     Thus far, Y2K has proven to be very
considerable yield-spread volatility            COULD CONTINUE TO OUTPERFORM MAJOR  |  favorable for government markets. While we
between agency and Treasury debt.                 MARKET INDEXES LIKE THE S&P 500,  |  certainly would not suggest that
   After the Treasury's buyback                              IT DOES REINFORCE THE  |  government bonds could continue to
announcment in January, investors sought           ARGUMENT THAT BONDS BELONG IN A  |  outperform major market indexes like the
high-quality liquid alternatives to                    WELL-DIVERSIFIED PORTFOLIO.  |  S&P 500, it does reinforce the argument
Treasuries and bought agencies. So in late _________________________________________|  that bonds belong in a well-diversified
January and February, the spread between                                               portfolio. Going forward, we believe the
agencies and comparable-maturity           obligations, mortgage-backed securities     fund is positioned to provide shareholders
Treasuries narrowed. For instance, the     and cash equivalents.                       with the stability and income they have
10-year agency note traded at only 53         As the year began, the fund increased    come to expect.
basis points to Treasuries. In March,      its allocation in mortgage bonds. Once
however, the Treasury announced that it    falling Treasury yields were reflected in   ------------------------------------------
may limit backing of GSEs--this sent       the market, the yield spread widened        The performance figures shown here, which
spreads the other direction to near        between Treasuries and mortgages. We        represent AIM V.I. Government Securities
historic wides. In early April, 10-year    viewed this widening as an opportunity to   Fund, are not intended to reflect actual
agency notes were trading at more than     move assets into higher-yielding issues     annuity values, and they do not reflect
124 basis points to their Treasury         that would also provide relative            changes at the separate-account level
counterparts. By June, however, agency     stability. This proved quite positive for   which (if applied) would lower them.
debenture yields started to decline,       the fund as mortgage-backed securities      AIM V.I. Government Securities Fund's
narrowing somewhat their spread over       were one of the best-performing sectors     performance figures are historical, and
Treasuries.                                during the reporting period.                they reflect the reinvestment of
                                              Also, as the GSE issue became news,      distributions and changes in net asset
WHAT IS THE FUND'S STRATEGY AND PRESENT    yields in the agency market increased       value. The fund's investment return and
ASSET ALLOCATION?                          dramatically. This yield increase, of       principal value will fluctuate, so an
Our objective is to provide price                                                      investor's shares, when redeemed, may be
stability and income through a combination                                             worth more or less than their original
of Treasuries, government agency                                                       cost.
                                                                                          Government securities (such as U.S.
                                                                                       Treasury bills, notes and bonds) offer a
                                                                                       high degree of safety, and they guarantee
                                                                                       the timely payment of principal and
                                                                                       interest if held to maturity. Fund shares
                                                                                       are not insured, and their value will vary
                                                                                       with market conditions.
                                                                                          The unmanaged Lehman Intermediate
                                                                                       Government Bond Index, which represents
                                                                                       the performance of intermediate-and long-
                                                                                       term U.S. Treasury and U.S. government
                                                                                       agency securities, is compiled by Lehman
                                                                                       Brothers, a well-known global investment
                                                                                       bank.
                                                                                          The unmanaged Standard & Poor's
                                                                                       Composite Index of 500 Stocks (the S&P
                                                                                       500) represents the performance of the
                                                                                       stock market.
                                                                                          An investment cannot be made in an
                                                                                       index. Unless otherwise indicated, index
                                                                                       results include reinvested dividends.

                                          AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                            PRINCIPAL   MARKET
                                             AMOUNT     VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 78.61%

FEDERAL FARM CREDIT BANK - 2.91%

Medium term notes,

 5.96%, 07/14/03                            $ 200,000 $  194,366
-----------------------------------------------------------------
 5.80%, 06/17/05                            1,000,000    945,620
-----------------------------------------------------------------
 6.22%, 06/17/08                            1,000,000    937,750
-----------------------------------------------------------------
                                                       2,077,736
-----------------------------------------------------------------

FEDERAL HOME LOAN BANK - 11.29%

Debentures,

 5.97%, 12/11/00                            1,000,000    997,910
-----------------------------------------------------------------
 7.31%, 07/06/01                              500,000    500,895
-----------------------------------------------------------------
 7.13%, 11/15/01                            1,500,000  1,499,685
-----------------------------------------------------------------
 8.17%, 12/16/04                              400,000    416,224
-----------------------------------------------------------------
 8.00%, 05/24/05                            1,860,000  1,879,177
-----------------------------------------------------------------
 8.10%, 05/24/05                            2,720,000  2,754,136
-----------------------------------------------------------------
                                                       8,048,027
-----------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
 ("FHLMC") - 18.06%

Pass through certificates,

 6.00%, 11/01/08 to 09/01/13                  983,829    942,166
-----------------------------------------------------------------
 6.50%, 12/01/08 to 08/01/28                3,877,571  3,693,115
-----------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                  888,430    873,074
-----------------------------------------------------------------
 10.50%, 08/01/19                              92,000     99,273
-----------------------------------------------------------------
 8.50%, 09/01/20 to 12/01/26                1,846,319  1,899,697
-----------------------------------------------------------------
 8.00%, 11/01/29 to 02/01/30                5,329,785  5,364,555
-----------------------------------------------------------------
                                                      12,871,880
-----------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 ("FNMA") - 30.74%

Debentures,

 8.25%, 12/18/00                              500,000    503,980
-----------------------------------------------------------------
 7.50%, 02/11/02                            1,350,000  1,360,368
-----------------------------------------------------------------
 7.55%, 04/22/02                              400,000    403,732
-----------------------------------------------------------------
 6.80%, 01/10/03                            1,605,000  1,600,779
-----------------------------------------------------------------

Medium term notes,

 6.69%, 08/07/01                              500,000    497,705
-----------------------------------------------------------------
 7.57%, 04/06/04                            1,000,000  1,000,020
-----------------------------------------------------------------
 7.38%, 03/28/05                              300,000    302,976
-----------------------------------------------------------------

Pass through certificates,

 7.00%, 03/01/04 to 01/01/28                3,468,210  3,390,994
-----------------------------------------------------------------
 7.50%, 11/01/09 to 07/01/27                1,524,502  1,516,180
-----------------------------------------------------------------
 6.50%, 10/01/10 to 09/01/27                1,422,000  1,376,239
-----------------------------------------------------------------
 8.00%, 10/01/14 to 03/01/30                8,557,545  8,614,929
-----------------------------------------------------------------
 8.50%, 09/01/24 to 02/01/25                  858,883    883,066
-----------------------------------------------------------------


                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 ("FNMA") - CONTINUED

STRIPS(a),
 7.37%, 10/09/19                                     $1,800,000 $   462,114
----------------------------------------------------------------------------
                                                                 21,913,082
----------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ("GNMA") - 11.69%

Pass through certificates,

 9.50%, 08/15/03 to 09/15/16                             45,267      47,520
----------------------------------------------------------------------------
 7.50%, 03/15/08 to 08/15/28                          1,931,761   1,924,537
----------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                             74,483      77,483
----------------------------------------------------------------------------
 11.00%, 10/15/15                                        25,294      27,681
----------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                            20,045      21,818
----------------------------------------------------------------------------
 10.00%, 06/15/19                                       554,173     592,095
----------------------------------------------------------------------------
 6.50%, 12/15/23                                        356,914     342,637
----------------------------------------------------------------------------
 8.00%, 07/15/24 to 07/15/26                          2,241,712   2,278,451
----------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                          3,090,228   3,017,277
----------------------------------------------------------------------------
                                                                  8,329,499
----------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY - 0.42%

Debentures,

 7.30%, 01/31/02                                        300,000     302,685
----------------------------------------------------------------------------

STUDENT LOAN MARKETING ASSOCIATION - 0.21%

Debentures,

 6.50%, 08/01/02                                        150,000     148,467
----------------------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY - 3.29%

Debentures,

 6.38%, 06/15/05                                      2,400,000   2,343,792
----------------------------------------------------------------------------
Total U.S. Government Agency Securities
 (Cost $56,873,664)                                              56,035,168
----------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 11.90%

U.S. TREASURY NOTES - 5.83%

 6.00%, 08/15/04                                      3,000,000   2,973,570
----------------------------------------------------------------------------
 7.88%, 11/15/07                                      1,150,000   1,182,062
----------------------------------------------------------------------------
                                                                  4,155,632
- ---------------------------------------------------------------------------

U.S. TREASURY BONDS - 4.77%

 9.25%, 02/15/16                                        550,000     712,569
----------------------------------------------------------------------------
 7.63%, 02/15/25                                        550,000     649,033
----------------------------------------------------------------------------
 6.88%, 08/15/25                                        500,000     543,665
----------------------------------------------------------------------------
 6.13%, 11/15/27                                      1,500,000   1,496,190
----------------------------------------------------------------------------
                                                                  3,401,457
----------------------------------------------------------------------------

U.S. TREASURY STRIPS - 1.30%(a)

 5.38%, 05/15/06                                        750,000     524,580
----------------------------------------------------------------------------
 6.80%, 11/15/18                                      1,250,000     401,138
----------------------------------------------------------------------------
                                                                    925,718
----------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $8,613,675)                                              8,482,807
----------------------------------------------------------------------------

                       AIM V.I. GOVERNMENT SECURITIES FUND

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE
CORPORATE BONDS & NOTES - 0.86%

CONSUMER FINANCE - 0.86%

Asian Development Bank (Multi-National), Yankee
 Deb., 8.00%, 04/30/01                               $  200,000 $   201,404
----------------------------------------------------------------------------
Financial Assistance Corp., Bonds, 9.38%, 07/21/03       75,000      79,892
----------------------------------------------------------------------------
International Bank for Reconstruction & Development
 (Multi-National), Unsub. Unsec. Notes,
 5.25%, 09/16/03                                        350,000     332,668
----------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $615,673)                                                  613,964
----------------------------------------------------------------------------

REPURCHASE AGREEMENT - 8.06%(B)

UBS Warburg, 6.85%, 07/03/00
 (Cost $5,742,914)(c)                                 5,742,914   5,742,914
----------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.43%
 (Cost $71,845,926)                                              70,874,853
----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.57%                               404,236
----------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $71,279,089
===========================================================================

Investment Abbreviations:

Deb.   - Debentures
STRIPS - Separately Traded Registered Interest and Principal Security Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/00 with maturing value of $250,142,708 and collateralized by U.S. Government obligations.

See Notes to Financial Statements.





                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $71,845,926)           $70,874,853
----------------------------------------------------------------------
Receivables for:
 Fund shares sold                                              26,194
----------------------------------------------------------------------
 Interest                                                     626,344
----------------------------------------------------------------------
 Principal paydowns                                               597
----------------------------------------------------------------------
Investment for deferred compensation plan                      29,200
----------------------------------------------------------------------
Other assets                                                      382
----------------------------------------------------------------------
  Total assets                                             71,557,570
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Fund shares reacquired                                       158,778
----------------------------------------------------------------------
 Deferred compensation plan                                    29,200
----------------------------------------------------------------------
Accrued advisory fees                                          29,223
----------------------------------------------------------------------
Accrued administrative services fees                           49,847
----------------------------------------------------------------------
Accrued trustees' fees                                          1,492
----------------------------------------------------------------------
Accrued operating expenses                                      9,941
----------------------------------------------------------------------
  Total liabilities                                           278,481
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $71,279,089
======================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                                6,481,597
======================================================================
Net asset value, offering and redemption price per share  $     11.00
======================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Interest                                                        $2,174,096
----------------------------------------------------------------------------
Dividends                                                          239,515
----------------------------------------------------------------------------
  Total investment income                                        2,413,611
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      173,997
----------------------------------------------------------------------------
Administrative services fee                                         65,724
----------------------------------------------------------------------------
Custodian fees                                                      11,867
----------------------------------------------------------------------------
Interest                                                            37,222
----------------------------------------------------------------------------
Trustees' fees                                                       3,436
----------------------------------------------------------------------------
Other                                                               25,720
----------------------------------------------------------------------------
  Total expenses                                                   317,966
----------------------------------------------------------------------------
Net investment income                                            2,095,645
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities               (858,623)
----------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities   1,160,616
----------------------------------------------------------------------------
Net gain on investment securities                                  301,993
----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $2,397,638
============================================================================

See Notes to Financial Statements.



                       AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                     -----------  ------------
OPERATIONS:

 Net investment income                               $ 2,095,645  $ 3,628,296
-------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities    (858,623)  (1,304,878)
-------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities              1,160,616   (3,043,863)
-------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from operations                                     2,397,638     (720,445)
-------------------------------------------------------------------------------
Distributions to shareholders from net investment
 income                                                      --    (2,511,433)
-------------------------------------------------------------------------------
Share transactions-net                                (1,879,771)  15,808,419
-------------------------------------------------------------------------------
  Net increase in net assets                             517,867   12,576,541
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                  70,761,222   58,184,681
-------------------------------------------------------------------------------
 End of period                                       $71,279,089  $70,761,222
===============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $68,984,989  $70,864,760
-------------------------------------------------------------------------------
 Undistributed net investment income                   5,698,047    3,602,402
-------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (2,432,874)  (1,574,251)
-------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                                 (971,073)  (2,131,689)
-------------------------------------------------------------------------------
                                                     $71,279,089  $70,761,222
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the above method are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with varying prepayment histories. During the period between the sale

                      AIM V.I. GOVERNMENT SECURITIES FUND
   and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

   Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,524,195 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2000, the Fund paid AIM $65,724 of which AIM retained $24,863 for accounting services provided.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.

    Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.

    During the six months ended June 30, 2000, the Fund paid legal fees of $1,750 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the transaction. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the six months ended June 30, 2000 was $13,737,500 while borrowings averaged $1,402,396 per day with a weighted average interest rate of 5.26%.

    The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $29,521,027 and $24,025,233, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $   198,103
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,205,427)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(1,007,324)
===========================================================================

Cost of investments for tax purposes is $71,882,177.

                       AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                JUNE 30, 2000           DECEMBER 31, 1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                          841,768  $  9,058,422   3,277,124  $ 36,037,021
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                         --            --     235,153     2,511,433
-------------------------------------------------------------------------------
Issued in connection with
 acquisitions*                     --            --     465,003     5,110,012
-------------------------------------------------------------------------------
Reacquired                 (1,019,984)  (10,938,193) (2,523,037)  (27,850,047)
-------------------------------------------------------------------------------
                             (178,216) $ (1,879,771)  1,454,243  $ 15,808,419
===============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets of GT Global Variable U.S. Government Income Fund (Variable U.S. Government Income Fund) pursuant to a plan of reorganization approved by variable U.S. Government Income Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 465,003 shares of the Fund for 482,118 shares of Variable U.S. Government Income Fund outstanding as of the close of business on October, 15, 1999. Variable U.S. Government Income Fund's net assets at that date were $5,110,012, including ($270,877) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $65,275,738.

NOTE 7 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                         SIX MONTHS                                         ELEVEN MONTHS
                           ENDED           YEAR ENDED DECEMBER 31,              ENDED      YEAR ENDED
                          JUNE 30,     -----------------------------------  DECEMBER 31,   JANUARY 31,
                            2000       1999(a)   1998(a)   1997     1996        1995          1995
                         ----------    -------   -------  -------  -------  -------------  -----------
Net asset value,
 beginning of period      $ 10.63      $ 11.18   $ 10.67  $  9.87  $ 10.17     $  9.39       $ 10.24
-------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income       0.34         0.63      0.63     0.59     0.58        0.54          0.53
-------------------------------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                0.03        (0.78)     0.20     0.22    (0.35)       0.74         (0.88)
-------------------------------------------------------------------------------------------------------
  Total from investment
   operations                0.37        (0.15)     0.83     0.81     0.23        1.28         (0.35)
-------------------------------------------------------------------------------------------------------
Less distributions from
 net investment income         --        (0.40)    (0.32)   (0.01)   (0.53)      (0.50)        (0.50)
-------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $ 11.00      $ 10.63   $ 11.18  $ 10.67  $  9.87     $ 10.17       $  9.39
=======================================================================================================
Total return(b)              3.48%       (1.32)%    7.73%    8.16%    2.29%      13.84%        (3.42)%
=======================================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $71,279      $70,761   $58,185  $33,800  $24,527     $19,545       $12,887
=======================================================================================================
Ratio of expenses to
 average net assets
 (including interest
 expense)                    0.92%(c)     0.90%     0.76%    0.87%    0.91%       1.19%(d)      0.95%
=======================================================================================================
Ratio of expenses to
 average net assets
 (excluding interest
 expense)                    0.81%(c)     0.80%     0.76%    0.87%    0.91%       1.19%(d)      0.95%
=======================================================================================================
Ratio of net investment
 income to average net
 assets                      6.04%(c)     5.75%     5.70%    5.85%    5.80%       5.78%(d)      5.51%
=======================================================================================================
Ratio of interest
 expense to average net
 assets                      0.11%(c)     0.10%       --       --       --          --            --
=======================================================================================================
Portfolio turnover rate        39%          41%       78%      66%      32%         41%           29%
=======================================================================================================

(a) Calculated using average shares outstanding.

(b) Total returns are not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $69,789,667.

(d) Annualized.

                      AIM V.I. GOVERNMENT SECURITIES FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Government Securities Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                 VOTES      VOTES    WITHHELD/
       DIRECTORS/MATTER                           FOR      AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (1)*   Charles T. Bauer...................   336,558,177    N/A     9,129,703
        Bruce L. Crockett..................   337,513,648    N/A     8,174,232
        Owen Daly II.......................   336,754,219    N/A     8,933,661
        Edward K. Dunn, Jr. ...............   337,481,093    N/A     8,206,787
        Jack M. Fields.....................   337,574,973    N/A     8,112,907
        Carl Frischling....................   337,177,860    N/A     8,510,020
        Robert H. Graham...................   337,319,248    N/A     8,368,632
        Prema Mathai-Davis.................   337,262,043    N/A     8,425,837
        Lewis F. Pennock...................   337,440,897    N/A     8,246,983
        Louis S. Sklar.....................   337,447,894    N/A     8,239,986
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provided
        for the reorganization of AIM
        Variable Insurance Funds, Inc. as a
        Delaware business trust............   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Investment
        Advisory Agreement.................     5,980,940   200,395    258,891
 (4)(a) Change to Fundamental Restriction
        on Issuer Diversification..........     5,755,363   263,463    421,400
 (4)(b) Change to Fundamental Restriction
        on Borrowing Money and Issuing
        Senior Securities..................     5,674,032   299,553    466,641
 (4)(c) Change to Fundamental Restriction
        on Underwriting Securities.........     5,782,563   282,728    374,935
 (4)(d) Change to Fundamental Restriction
        on Industry Concentration..........     5,783,441   259,288    397,497
 (4)(e) Change to Fundamental Restriction
        on Purchasing or Selling Real
        Estate.............................     5,657,406   330,427    452,393
 (4)(f) Change to Fundamental Restriction
        on Purchasing or Selling
        Commodities........................     5,684,149   349,659    406,418
 (4)(g) Change to Fundamental Restriction
        on Making Loans....................     5,676,732   382,266    381,228
 (4)(h) Elimination of Fundamental
        Restriction on Investing for the
        Purpose of Control.................     5,670,887   354,128    415,211
 (5)    Approval of changing the Investment
        Objective and Making it Non-
        Fundamental........................     5,598,889   387,476    453,861
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     5,987,478   134,780    317,968

-------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

                       AIM V.I. GOVERNMENT SECURITIES FUND

TRUSTEES, OFFICERS, AND    BOARD OF TRUSTEES                       OFFICERS                   OFFICE OF THE FUND
OTHER SERVICE PROVIDERS    Charles T. Bauer
OF AIM VARIABLE INSURANCE  Director and Chairman                   Charles T. Bauer           11 Greenway Plaza
FUNDS, INC.                A I M Management Group Inc.             Chairman                   Suite 100
                                                                                              Houston, TX 77046
                           Bruce L. Crockett                       Robert H. Graham           (800) 347-1919
                           Director                                President
                           ACE Limited;                                                       INVESTMENT ADVISOR
                           Formerly Director, President, and       Carol F. Relihan
                           Chief Executive Officer                 Senior Vice President and  A I M Advisors, Inc.
                           COMSAT Corporation                      Secretary                  11 Greenway Plaza
                                                                                              Suite 100
                           Owen Daly II                            Gary T. Crum               Houston, TX 77046
                           Formerly Director                       Senior Vice President
                           Cortland Trust Inc.                                                TRANSFER AGENT AND CUSTODIAN
                                                                   Dana R. Sutton
                           Edward K. Dunn Jr.                      Vice President and         State Street Bank and Trust Company
                           Chairman, Mercantile Mortgage Corp.;    Treasurer                  225 Franklin Street
                           Formerly Vice Chairman, President                                  Boston, MA 02110
                           and Chief Operating Officer,            Robert G. Alley
                           Mercantile-Safe Deposit & Trust Co.;    Vice President             COUNSEL TO THE FUNDS
                           and President, Mercantile Bankshares
                                                                   Stuart W. Coco             Freedman, Levy, Kroll &
                           Jack Fields                             Vice President             Simonds
                           Chief Executive Officer                                            1050 Conn. Avenue, N.W.
                           Texana Global Inc. and Twenty First     Melville B. Cox            Washington, D.C. 20036
                           Century Group, Inc.;                    Vice President
                           Formerly, Member of the                                            COUNSEL TO THE TRUSTEES
                           U.S. House of Representatives           Karen Dunn Kelley
                                                                   Vice President             Kramer, Levin, Naftalis & Frankel LLP
                           Carl Frischling                                                    919 Third Avenue
                           Partner                                 Edgar M. Larsen            New York, NY 10022
                           Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                              DISTRIBUTOR
                           Robert H. Graham                        Mary J. Benson
                           Director, President and Chief           Assistant Vice President   A I M Distributors, Inc.
                           Executive Officer                       and Assistant Treasurer    11 Greenway Plaza
                           A I M Management Group Inc.                                        Suite 100
                                                                   Sheri Morris               Houston, TX 77046
                           Prema Mathai-Davis                      Assistant Vice President
                           Formerly, Chief Executive Officer,      and Assistant Treasurer
                           YMCA of the U.S.A.
                                                                   Renee A. Friedli
                           Lewis F. Pennock                        Assistant Secretary
                           Attorney
                                                                   P. Michelle Grace
                           Louis S. Sklar                          Assistant Secretary
                           Executive Vice President, Development
                           and Operations,                         Nancy L. Martin
                           Hines Interests                         Assistant Secretary
                           Limited Partnership
                                                                   Ofelia M. Mayo
                                                                   Assistant Secretary

                                                                   Lisa A. Moss
                                                                   Assistant Secretary

                                                                   Kathleen J. Pflueger
                                                                   Assistant Secretary

                                                                   Samuel D. Sirko
                                                                   Assistant Secretary

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                                      143

                        SEMIANNUAL REPORT / JUNE 30 2000


                      AIM V.I. INTERNATIONAL EQUITY FUND









               AIM V.I. INTERNATIONAL EQUITY FUND SEEKS LONG-TERM

               CAPITAL GROWTH BY INVESTING IN INTERNATIONAL EQUITY

               SECURITIES WHOSE ISSUERS ARE CONSIDERED TO HAVE STRONG

               EARNINGS MOMENTUM.


                                     [LOGO]

SEMIANNUAL REPORT/MANAGERS' OVERVIEW

AIM V.I. INTERNATIONAL EQUITY FUND

INTERNATIONAL MARKETS SUFFER VOLATILITY

HOW DID AIM V.I. INTERNATIONAL EQUITY             THE FUND WILL CONTINUE TO FAVOR  |   WHAT HAPPENED IN EUROPE?
FUND PERFORM OVER THE REPORTING PERIOD?       INTERNATIONAL MARKET LEADERS WITH A  |   European equity markets suffered a
Intense volatility in international         CAPACITY FOR INNOVATION, SALES-VOLUME  |   correction near the end of the reporting
markets hurt fund performance over the    EXPANSION, PRICING FLEXIBILITY AND HIGH  |   period. Our holdings mainly consisted
six-month reporting period ended                                    PRODUCTIVITY.  |   of major technology, media and
June 30, 2000. The fund reported a         ________________________________________    telecommunications companies (commonly
-10.86% return, compared to its                                                        known as TMTs), which hurt the fund's
benchmark, the MSCI EAFE(R) Index,         HOW DID YOU MANAGE THE FUND IN THIS         performance somewhat. Despite this
which produced a -4.06% six-month          ENVIRONMENT?                                recent dip, we remain bullish on the
return.                                      Recent volatility has not changed our     region for a number of reasons:
                                           investment strategy. We focus on            o Earnings appear strong for many
WHAT HAPPENED IN INTERNATIONAL MARKETS     high-quality companies that produce           European companies; in fact, earnings
OVER THE PAST SIX MONTHS?                  earnings. Over the past six months,           are forecasted to grow by 24% in 2000,
International markets saw intense          our analysis has led us to stocks in          according to Morgan Stanley.
day-to-day volatility during the           the technology infrastructure, bandwidth    o European merger-and-acquisition
reporting period as several factors        and storage areas. We have steered away       activity is booming. Year-to-date, 40%
combined to shake investor confidence.     from Internet stocks, such as Internet        of all global deals announced involve
Concerns intensified about the             service providers and Web-portal              a European company as an acquirer.
valuation of technology stocks, and        companies, because they don't meet our      o The European equity culture is growing
sentiment shifted away from riskier        earnings criteria. This strategy has          as initial public offerings outpace
growth stocks to more traditional          helped the fund reduce risk.                  those of the United States. Europe's
value-oriented equities. In addition,                                                    stock exchanges are also gaining
rising interest rates in the United        JAPAN IS YOUR TOP COUNTRY ALLOCATION.         strength.
States and Europe contributed to           WHAT WERE THE MAJOR TRENDS THERE?           o Europe currently lags behind the United
world market volatility.                   Japan's technology stocks reached new         States in technology and communications
   Japanese stocks weakened in the         heights in late 1999, only to suffer a        spending, but we expect the region to
second quarter, hurt by lower-than-        major correction in 2000. We mitigated        catch up. In fact, Europe's Internet
expected gross domestic product            the effects on the fund by reducing our       and mobile-communications growth is
numbers. Asian stocks mirrored the         Japanese holdings by almost 40%, from         faster than that of the United States.
choppy performance of U.S. markets         26.88% of the portfolio as of
because of their heavy weightings in       December 31, 1999, to 16.39% as of          IN WHAT OTHER COUNTRIES DID THE FUND
technology stocks. Meanwhile, Latin        June 30, 2000.                              INVEST?
American markets dipped on concerns           Meanwhile, Japan's economic recovery     We had holdings in Asia, including Hong
about the U.S. economy and local           remains questionable. Its gross domestic    Kong, Singapore, Thailand and Taiwan--
political issues.                          product declined for two consecutive        markets where technology and
--------------------------------------     quarters, officially signaling recession.   telecommunications sectors were strong.
FUND PERFORMANCE                           But many analysts predict that the worst       Our favorite emerging economy outside
                                           may be over. Information technology,        Asia and Europe was Mexico. The country
AVERAGE ANNUAL TOTAL RETURNS               especially wireless communications,         has benefited from lowered trade
As of 6/30/00                              could help jump-start economic growth.      barriers and growing demand from U.S.
                                           For instance, the number of mobile          consumers. We expect economic conditions
--------------------------------------     phones in Japan now surpasses the           to remain favorable, and we anticipate a
Inception (5/5/93)            15.54%       number of fixed-line phones, and one        smooth transition when President-elect
--------------------------------------     in 20 Japanese uses a mobile phone to       Vicente Fox takes office in December.
5 years                       17.27        access the Internet.
--------------------------------------
1 year                        32.34

Past performance cannot guarantee
comparable future results.
MARKET VOLATILITY CAN SIGNIFICANTLY
IMPACT SHORT-TERM PERFORMANCE. RESULTS
OF AN INVESTMENT MADE TODAY MAY DIFFER
SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.
---------------------------------------

                                          AIM V.I. INTERNATIONAL EQUITY FUND

SEMIANNUAL REPORT/MANAGERS' OVERVIEW

--------------------------------------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
As of 6/30/00, based on total net assets
TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES                           TOP 10 COUNTRIES

 1. Nortel Networks Corp. (Canada)   3.01%  1. Communications Equipment         11.20%  1. Japan             16.39%

 2. Nokia Oyj (Finland)              2.93   2. Electronics (Component                   2. France            13.65
                                               Distributors)                     7.54
 3. Koninklijke (Royal) Philips                                                         3. United Kingdom     9.29
    Electronics N.V. (Netherlands)   1.97   3. Telecommunications
                                               (Cellular/Wireless)               6.86   4. Canada             8.73
 4. China Telecom Ltd. (Hong Kong)   1.93
                                            4. Electronics (Semiconductors)      6.72   5. Switzerland        6.77
 5. Telefonaktiebolaget LM Ericsson
    A.B.--Class B (Sweden)           1.87   5. Telephone                         4.92   6. Germany            4.57

 6. Total Fina Elf S.A. (France)     1.71   6. Electrical Equipment              4.63   7. Sweden             4.30

 7. BNP Paribas (France)             1.63   7. Services (Commercial & Consumer)  4.52   8. Netherlands        3.50

 8. SANYO Electric Co., Ltd. (Japan) 1.60   8. Oil (International Integrated)    4.01   9. Mexico             3.50

 9. NEC Corp. (Japan)                1.56   9. Computers (Software & Services)   2.81  10. Hong Kong          3.14

10. STMicroelectronics N.V. (France) 1.54  10. Insurance (Multi-Line)            2.67

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
--------------------------------------------------------------------------------------------------------------------

WHAT WERE YOUR TOP HOLDINGS?                    bulbs, electric shavers, appliances,     country's economic situation.
We invested in international leaders in         components, PC monitors and semicon-        In general, the fund will continue to
wireless communications, the Internet and       ductors. Its brand names include         favor international market leaders with a
electronics:                                    Marantz, Norelco and Magnavox.           capacity for innovation, sales-volume
 o Nortel Networks--Canadian-based Nor-                                                  expansion, pricing flexibility and high
   tel beat analysts' estimates in the      WHAT'S YOUR OUTLOOK FOR THE REST             productivity. We regard dips in the share
   first quarter of 2000, reflecting the    OF THE YEAR?                                 prices of solid companies as buying
   strength of its optical networking,      We expect the markets to remain volatile,    opportunities.
   wireless Internet and high-speed         but we believe that the long-term prospects
   Internet access businesses. The          for international growth investing are       ------------------------------------------
   second-largest communications            strong, especially in the technology and     The performance figures shown here, which
   company in North America, Nortel         telecommunications sectors.                  represent AIM V.I. International Equity
   has increased its forecast for               The outlook for Europe remains bright.   Fund, are not intended to reflect actual
   revenue and earnings growth in 2000.     In the future, we expect Europe to resem-    annuity values, and they do not reflect
 o Nokia--The Finnish company, which        ble the United States more closely in terms  charges at the separate-account level
   controls more than a quarter of the      of Internet usage, connectivity and broad-   which (if applied) would lower them. AIM
   world's mobile-phone market, continues   band access. As Internet penetration in      V.I. International Equity Fund's per-
   to post significant earnings increases.  Europe is only half that of the United       formance figures are historical, and they
   The company has high hopes for its next  States (Finland and Sweden are notable       reflect the reinvestment of distributions
   generation of mobile phones, which give  exceptions), enthusiasm for technology       and changes in net asset value. The
   handsets access to the Internet.         should remain strong.                        fund's investment return and principal
 o Philips Electronics--The Netherlands-        In Japan, technology is gaining momen-   value will fluctuate, so an investor's
   based company makes TVs, VCRs, CD        tum, but the economy is still struggling.    shares, when redeemed, may be worth more
   and DVD players, phones, pagers, and     We search for individual Japanese stocks     or less than their original cost.
   other electronic devices, plus light     that may perform well regardless of the          International investing presents
                                                                                         certain risks not associated with investing
                                                                                         solely in the United States. These include
                                                                                         risks relating to fluctuations in the
                                                                                         value of the U.S. dollar relative to other
                                                                                         currencies, the custodial arrangements
                                                                                         made for the fund's foreign holdings,
                                                                                         accounting differences, political risks
                                                                                         and the lesser degree of public information
                                                                                         required to be provided by non-U.S.
                                                                                         companies.
                                                                                             The unmanaged MSCI EAFE --Registered
                                                                                         Trademark-- (Europe, Australasia and the
                                                                                         Far East) Index is a group of foreign
                                                                                         securities tracked by Morgan Stanley
                                                                                         Capital International.
                                                                                             An investment cannot be made in an
                                                                                         index. Unless otherwise indicated, index
                                                                                         results include reinvested dividends.


                                                AIM V.I. INTERNATIONAL EQUITY FUND



SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                                     MARKET
                                                         SHARES      VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 87.78%

AUSTRALIA - 0.91%

AMP Ltd. (Insurance - Life/Health)                        120,800 $  1,226,615
-------------------------------------------------------------------------------
Brambles Industries Ltd. (Air Freight)                     37,700    1,155,995
-------------------------------------------------------------------------------
Cable & Wireless Optus Ltd. (Telephone)(a)                268,000      797,180
-------------------------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)                             26,200      106,102
-------------------------------------------------------------------------------
Telstra Corp. Ltd. - Installment Receipts (Telephone)     466,800    1,059,515
-------------------------------------------------------------------------------
                                                                     4,345,407
-------------------------------------------------------------------------------

BRAZIL - 0.98%

Embratel Participacoes S.A. - ADR (Telephone)              45,100    1,065,488
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras-Pfd.
 (Oil & Gas - Exploration & Production)                    74,739    2,259,160
-------------------------------------------------------------------------------
Tele Centro Sul Participacoes S.A. - ADR (Telephone)       11,971      874,569
-------------------------------------------------------------------------------
Telesp - Telecomunicacoes de Sao Paulo S.A. - ADR
 (Telephone)                                               27,200      503,200
-------------------------------------------------------------------------------
                                                                     4,702,417
-------------------------------------------------------------------------------

CANADA - 8.73%

360networks Inc. (Telecommunications - Long
 Distance)(a)                                              58,800      896,700
-------------------------------------------------------------------------------
Bombardier Inc. - Class B (Aerospace/Defense)             255,500    6,943,686
-------------------------------------------------------------------------------
C-MAC Industries, Inc. (Electronics - Component
 Distributors)(a)                                          90,500    4,282,720
-------------------------------------------------------------------------------
Celestica Inc. (Electronics - Semiconductors)(a)           94,400    4,601,298
-------------------------------------------------------------------------------
Mitel Corp. (Communications Equipment)(a)                  95,800    2,001,230
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)          210,468   14,364,448
-------------------------------------------------------------------------------
Rogers Communications, Inc. - Class B
 (Telecommunications - Cellular/Wireless)(a)              158,300    4,489,376
-------------------------------------------------------------------------------
Shaw Communications Inc. - Class B
 (Broadcasting - Television, Radio & Cable)               167,200    4,125,744
-------------------------------------------------------------------------------
                                                                    41,705,202
-------------------------------------------------------------------------------

DENMARK - 1.50%

Novo Nordisk A/S. - Class B (Health Care -
 Drugs - Major Pharmaceuticals)(a)                         28,575    4,853,364
-------------------------------------------------------------------------------
Vestas Wind Systems A/S
 (Manufacturing - Specialized)                             63,500    2,327,344
-------------------------------------------------------------------------------
                                                                     7,180,708
-------------------------------------------------------------------------------

FINLAND - 2.93%

Nokia Oyj (Communications Equipment)                      274,672   13,988,999
-------------------------------------------------------------------------------


                                                                    MARKET
                                                        SHARES      VALUE
FRANCE - 13.65%

Alcatel (Communications Equipment)                        82,500 $  5,400,516
------------------------------------------------------------------------------
Altran Technologies S.A. (Services - Commercial &
 Consumer)                                                33,013    6,451,715
------------------------------------------------------------------------------
AXA (Insurance - Multi-Line)                              45,032    7,079,942
------------------------------------------------------------------------------
BNP Paribas (Banks - Major Regional)                      81,100    7,789,434
------------------------------------------------------------------------------
Legrand S.A. (Housewares)                                 20,275    4,539,973
------------------------------------------------------------------------------
M6 Metropole Television (Broadcasting -
 Television, Radio & Cable)                               20,900    1,266,566
------------------------------------------------------------------------------
Pinault - Printemps - Redoute S.A. (Retail - General
 Merchandise)                                             19,400    4,301,527
------------------------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)                         16,600    3,324,799
------------------------------------------------------------------------------
Societe Generale (Banks - Major Regional)                 76,500    4,592,261
------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting -
 Television, Radio & Cable)                               71,050    4,942,099
------------------------------------------------------------------------------
STMicroelectronics N.V.
 (Electronics - Seminconductors)                         116,850    7,348,474
------------------------------------------------------------------------------
Total Fina Elf S.A. (Oil - International Integrated)      53,525    8,190,808
------------------------------------------------------------------------------
                                                                   65,228,114
------------------------------------------------------------------------------

GERMANY - 4.57%

Epcos A.G. (Electronics - Component Distributors)(a)      49,000    4,921,089
------------------------------------------------------------------------------
Infineon Technologies A.G.
 (Electronics - Semiconductors)(a)                        54,100    4,278,582
------------------------------------------------------------------------------
Intershop Communications A.G.
 (Computers - Software & Services)(a)                      2,900    1,307,024
------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und Partner A.G.
 (Services - Commercial & Consumer)                        2,200    1,098,445
------------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)                            1,135    3,082,232
------------------------------------------------------------------------------
Siemens A.G. (Manufacturing - Diversified)                47,500    7,128,509
------------------------------------------------------------------------------
                                                                   21,815,881
------------------------------------------------------------------------------

HONG KONG - 3.14%

China Telecom Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                 1,046,000    9,224,873
------------------------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks - Regional)              374,000    1,655,186
------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail - Food Chains)            328,900    4,134,719
------------------------------------------------------------------------------
                                                                   15,014,778
------------------------------------------------------------------------------

INDONESIA - 0.19%

Gulf Indonesia Resources Ltd. (Oil - International
 Integrated)(a)                                          111,400      891,200
------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                     MARKET
                                                         SHARES      VALUE
ITALY - 1.04%

Gruppo Editoriale L'Espresso (Publishing)                  61,000 $    778,278
-------------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Telecommunications -
  Cellular/Wireless)                                      409,000    4,169,957
-------------------------------------------------------------------------------
                                                                     4,948,235
-------------------------------------------------------------------------------

JAPAN - 16.39%

Advantest Corp. (Electronics - Instrumentation)            27,500    6,126,077
-------------------------------------------------------------------------------
Crayfish Co. Ltd. - ADR (Computers - Software &
 Services)(a)                                              98,000      686,000
-------------------------------------------------------------------------------
DDI Corp. (Telephone)                                         400    3,843,074
-------------------------------------------------------------------------------
Fast Retailing Co. Ltd. (Retail - Specialty Apparel)           44       18,402
-------------------------------------------------------------------------------
Hirose Electric Co. Ltd. (Electronics - Component
 Distributors)                                             27,800    4,323,252
-------------------------------------------------------------------------------
Hoya Corp. (Manufacturing - Specialized)                   32,000    2,863,467
-------------------------------------------------------------------------------
Matsushita Communication Industrial Co., Ltd.
 (Telephone)                                               23,000    2,682,052
-------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd.
 (Electronics - Component Distributors)                    30,000    4,300,852
-------------------------------------------------------------------------------
NEC Corp. (Computers - Hardware)                          238,000    7,465,172
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
 (Telecommunications - Long Distance)                         292    3,878,114
-------------------------------------------------------------------------------
NTT Data Corp. (Computers - Software & Services)(a)           228    2,340,884
-------------------------------------------------------------------------------
NTT DoCoMo, Inc. (Telecommunications -
  Cellular/Wireless)                                          171    4,622,710
-------------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment & Supplies)             132,000    2,791,315
-------------------------------------------------------------------------------
Rohm Co. Ltd. (Electronics - Component Distributors)       12,600    3,679,179
-------------------------------------------------------------------------------
Sanix Inc. (Services - Commercial & Consumer)              30,450    1,606,179
-------------------------------------------------------------------------------
Sanyo Electric Co., Ltd. (Electronics - Component
 Distributors)(a)                                         852,000    7,656,083
-------------------------------------------------------------------------------
Sharp Corp. (Electrical Equipment)                        106,000    1,872,086
-------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                          38,200    3,562,191
-------------------------------------------------------------------------------
Takeda Chemical Industries Ltd. (Health
 Care - Drugs - Generic & Other)                           73,000    4,785,758
-------------------------------------------------------------------------------
Tokyo Electron Ltd. (Electronics - Semiconductors)         41,000    5,607,498
-------------------------------------------------------------------------------
Trend Micro Inc. (Computers - Software & Services)(a)      21,900    3,609,947
-------------------------------------------------------------------------------
                                                                    78,320,292
- ------------------------------------------------------------------------------

MEXICO - 3.50%

Coca-Cola Femsa S.A. - ADR (Beverages -
 Non-Alcoholic)                                            95,200    1,796,900
-------------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V. - ADR
 (Beverages - Alcoholic)                                   74,709    3,217,156
-------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V. - Series C
 (Beverages - Alcoholic)                                  523,000    1,213,993
-------------------------------------------------------------------------------
Grupo Televisa S.A. - GDR (Entertainment)(a)               60,160    4,147,280
-------------------------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V.-Class A (Paper
 & Forest Products)                                       226,000      642,828
-------------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V. - Class L - ADR
 (Telephone)                                               58,936    3,366,719
-------------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V. - Series C (Retail -
  General Merchandise)(a)                               1,014,000    2,338,257
-------------------------------------------------------------------------------
                                                                    16,723,133
-------------------------------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
NETHERLANDS - 3.50%

ASM Lithography Holding N.V.
 (Machinery - Diversified)(a)                            80,700 $  3,461,813
-----------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Electrical Equipment)                                 200,440    9,434,869
-----------------------------------------------------------------------------
VNU N.V. (Publishing)                                    74,400    3,835,259
-----------------------------------------------------------------------------
                                                                  16,731,941
-----------------------------------------------------------------------------

SINGAPORE - 1.34%

Chartered Semiconductor Manufacturing Ltd. - ADR
 (Electronics - Semiconductors)(a)                       13,700    1,233,000
-----------------------------------------------------------------------------
Datacraft Asia Ltd. (Communications Equipment)          139,360    1,226,368
-----------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks - Money Center)          143,979    1,850,266
-----------------------------------------------------------------------------
Keppel Corp. Ltd. (Engineering & Construction)          331,000      716,608
-----------------------------------------------------------------------------
Singapore Press Holdings Ltd. (Publishing -
 Newspapers)                                             87,563    1,368,559
-----------------------------------------------------------------------------
                                                                   6,394,801
-----------------------------------------------------------------------------

SOUTH KOREA - 2.34%

Korea Telecom Corp. - ADR (Telephone)                    53,530    2,589,514
-----------------------------------------------------------------------------
L.G. Chemical Ltd. (Chemicals - Diversified)             58,000    1,159,974
-----------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel)        85,815    2,059,560
-----------------------------------------------------------------------------
Samsung Electronics N.V. (Electronics - Component
 Distributors)(a)                                        16,200    5,361,135
-----------------------------------------------------------------------------
                                                                  11,170,183
-----------------------------------------------------------------------------

SPAIN - 1.38%

Telefonica S.A. (Telephone)(a)                          308,743    6,619,180
-----------------------------------------------------------------------------

SWEDEN - 4.30%

NetCom A.B. - Class B (Telecommunications -
  Cellular/Wireless)(a)                                  77,200    5,691,127
-----------------------------------------------------------------------------
OM Grupppen A.B. (Investment Banking/Brokerage)          45,000    2,007,746
-----------------------------------------------------------------------------
Skandia Forsakrings A.B. (Insurance Brokers)            147,900    3,902,330
-----------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson A.B. - B Shares
 (Communications Equipment)                             453,200    8,955,406
-----------------------------------------------------------------------------
                                                                  20,556,609
-----------------------------------------------------------------------------

SWITZERLAND - 6.77%

ABB Ltd. (Electrical Equipment)                          60,600    7,235,904
-----------------------------------------------------------------------------
Adecco S.A. (Services - Commercial & Consumer)            8,395    7,115,625
-----------------------------------------------------------------------------
Compagnie Financiere Richemont A.G. (Tobacco)             2,375    6,383,393
-----------------------------------------------------------------------------
Kudelski S.A. (Electronics - Component
 Distributors)(a)                                           120    1,505,871
-----------------------------------------------------------------------------
Serono S.A. (Health Care - Drugs - Generic & Other)       5,280    4,391,389
-----------------------------------------------------------------------------
Zurich Allied A.G. (Insurance - Multi-Line)              11,550    5,693,065
-----------------------------------------------------------------------------
                                                                  32,325,247
-----------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                     MARKET
                                                         SHARES      VALUE
TAIWAN - 1.22%

Far Eastern Textile Ltd. - GDR (Textiles-Apparel)(a)       26,400 $    333,300
-------------------------------------------------------------------------------
Far Eastern Textile Ltd. - GDR (Textiles-Apparel)
 (Acquired 11/11/99-04/19/00;
 Cost $2,460,764)(a)(b)                                   151,600    1,913,950
-------------------------------------------------------------------------------
GT Taiwan Fund (Investment Management)(a)(c)(d)            15,291      248,483
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR
 (Electronics - Semiconductors)                            85,760    3,323,200
-------------------------------------------------------------------------------
                                                                     5,818,933
-------------------------------------------------------------------------------

THAILAND - 0.11%

Siam Commercial Bank Public Co. Ltd.
 (Banks - Regional)(a)                                     32,800       18,420
-------------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd. - $1.37 Conv.
 Pfd. (Banks - Regional) (Acquired 04/29/99; Cost
 $593,771)(a)(b)                                          846,000      431,908
-------------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd. - Wts., expiring
 05/10/02 (Banks - Regional)(d)                           846,000       99,339
-------------------------------------------------------------------------------
                                                                       549,667
-------------------------------------------------------------------------------

UNITED KINGDOM - 9.29%

ARM Holdings PLC (Electronics - Semiconductors)(a)        459,500    4,921,857
-------------------------------------------------------------------------------
BP Amoco PLC (Oil - International Integrated)(a)          346,000    3,318,758
-------------------------------------------------------------------------------
Capita Group PLC (Services - Commercial & Consumer)       216,800    5,303,707
-------------------------------------------------------------------------------
CMG PLC (Computers - Software & Services)                 256,200    3,612,979
-------------------------------------------------------------------------------
Dialog Semiconductor PLC (Electronics -
  Semiconductors)(a)                                       16,000      808,017
-------------------------------------------------------------------------------
Logica PLC (Computers - Software & Services)               78,600    1,859,814
-------------------------------------------------------------------------------
Marconi PLC (Communications Equipment)                    378,940    4,930,366
-------------------------------------------------------------------------------
Pace Micro Technology PLC (Communications Equipment)      181,900    2,619,871
-------------------------------------------------------------------------------
Shell Transport & Trading Co. (Oil - International
 Integrated)                                              810,000    6,758,351
-------------------------------------------------------------------------------
Vodafone AirTouch PLC (Telecommunications -
  Cellular/Wireless)                                    1,113,655    4,498,546
-------------------------------------------------------------------------------
Vodafone AirTouch PLC - ADR (Telecommunications -
  Cellular/Wireless)                                        1,750       72,516
-------------------------------------------------------------------------------
WPP Group PLC (Services - Advertising/Marketing)          387,000    5,650,001
-------------------------------------------------------------------------------
                                                                    44,354,783
-------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $307,144,951)                                                   419,385,710
-------------------------------------------------------------------------------

                                                            MARKET
                                                SHARES      VALUE
MONEY MARKET FUNDS - 10.87%

STIC Liquid Assets Portfolio(e)               25,966,176 $ 25,966,176
----------------------------------------------------------------------
STIC Prime Portfolio(e)                       25,966,176   25,966,176
----------------------------------------------------------------------
  Total Money Market Funds (Cost $51,932,352)              51,932,352
----------------------------------------------------------------------
TOTAL INVESTMENTS - 98.65%
 (Cost $359,077,303)                                      471,318,062
----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.35%                       6,436,520
----------------------------------------------------------------------
NET ASSETS - 100.00%                                     $477,754,582
======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of these securities at 06/30/00 was $2,345,858 which represented 0.49% of the Fund's net assets.
(c) The security is managed by an affiliate of the advisor. The security is in the process of being liquidated to its shareholders at a price of $16.25 a share.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund has the same investment advisor as the Fund.




See Notes to Financial Statements.



                   AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $359,077,303)          $471,318,062
-----------------------------------------------------------------------
Foreign currencies, at value (cost $2,886,778)               2,908,269
-----------------------------------------------------------------------
Receivables for:
 Investments sold                                            2,627,006
-----------------------------------------------------------------------
 Fund shares sold                                            3,207,901
-----------------------------------------------------------------------
 Dividends and Interest                                      1,006,690
-----------------------------------------------------------------------
 Due from advisor                                                8,510
-----------------------------------------------------------------------
Investment for deferred compensation plan                       31,405
-----------------------------------------------------------------------
  Total assets                                             481,107,843
-----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       2,699,739
-----------------------------------------------------------------------
 Fund shares reacquired                                         83,513
-----------------------------------------------------------------------
 Deferred compensation plan                                     31,405
-----------------------------------------------------------------------
Accrued advisory fees                                          282,348
-----------------------------------------------------------------------
Accrued administrative services fees                           250,780
-----------------------------------------------------------------------
Accrued trustees' fees                                           1,800
-----------------------------------------------------------------------
Accrued operating expenses                                       3,676
-----------------------------------------------------------------------
  Total liabilities                                          3,353,261
-----------------------------------------------------------------------
Net assets applicable to shares outstanding               $477,754,582
=======================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                                18,294,817
=======================================================================
 Net asset value, offering and redemption price per share $      26.11
=======================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax $268,775)              $  6,339,074
-------------------------------------------------------------------------------
Interest                                                               22,238
-------------------------------------------------------------------------------
  Total investment income                                           6,361,312
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       1,676,489
-------------------------------------------------------------------------------
Administrative services fee                                           318,164
-------------------------------------------------------------------------------
Custodian fees                                                        173,279
-------------------------------------------------------------------------------
Trustees' fees                                                          3,345
-------------------------------------------------------------------------------
Other                                                                  79,041
-------------------------------------------------------------------------------
  Total expenses                                                    2,250,318
-------------------------------------------------------------------------------
Less: Expenses paid indirectly                                           (778)
-------------------------------------------------------------------------------
  Net expenses                                                      2,249,540
-------------------------------------------------------------------------------
Net investment income                                               4,111,772
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                             22,597,932
-------------------------------------------------------------------------------
 Foreign currencies                                                  (919,402)
-------------------------------------------------------------------------------
                                                                   21,678,530
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (74,650,490)
-------------------------------------------------------------------------------
 Foreign currencies                                                    56,978
-------------------------------------------------------------------------------
                                                                  (74,593,512)
-------------------------------------------------------------------------------
Net gain (loss) on investment securities and foreign currencies   (52,914,982)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $(48,803,210)
===============================================================================

See Notes to Financial Statements.



                       AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                     JUNE 30,    DECEMBER 31,
                                                       2000          1999
                                                   ------------  ------------
OPERATIONS:
 Net investment income                             $  4,111,772  $  1,052,906
-------------------------------------------------------------------------------
 Net realized gain from investment securities and
  foreign currencies                                 21,678,530    28,410,687
-------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                                (74,593,512)  127,549,239
-------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from operations                                  (48,803,210)  157,012,832
-------------------------------------------------------------------------------
Distributions to shareholders from net investment
 income                                                      --    (2,918,487)
-------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                                       --   (12,247,382)
-------------------------------------------------------------------------------
Share transactions - net                             72,498,241    71,898,276
-------------------------------------------------------------------------------
  Net increase in net assets                         23,695,031   213,745,239
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                454,059,551   240,314,312
-------------------------------------------------------------------------------
 End of period                                     $477,754,582  $454,059,551
===============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $329,234,295  $256,736,054
-------------------------------------------------------------------------------
 Undistributed net investment income (loss)           4,027,674       (84,098)
-------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities and foreign currencies                  32,285,170    10,606,640
-------------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                            112,207,443   186,800,955
-------------------------------------------------------------------------------
                                                   $477,754,582  $454,059,551
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to provide long-term growth of capital.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                       AIM V.I. INTERNATIONAL EQUITY FUND

   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million.

 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2000, the Fund paid AIM $318,164 of which AIM retained $45,674 for accounting services provided.

 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.

 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.

 During the six months ended June 30, 2000, the Fund paid legal fees of $2,049 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in custodian fees of $778 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $778.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $235,496,511 and $190,680,300, respectively.

 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $124,043,655
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (12,140,233)
----------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $111,903,422
============================================================================

Cost of investments for tax purposes is $359,414,640.


                      AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 7 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                             JUNE 30, 2000            DECEMBER 31, 1999
                        -------------------------  -------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT
                        ----------  -------------  ----------  -------------
Sold                    11,595,395  $ 316,051,378   6,613,497  $ 145,638,150
------------------------------------------------------------------------------
Issued as reinvestment
 of dividends                   --             --     582,183     15,165,869
------------------------------------------------------------------------------
Issued in connection
 with acquisitions*             --             --   2,243,929     49,699,501
------------------------------------------------------------------------------
Reacquired              (8,804,011)  (243,553,137) (6,185,749)  (138,605,244)
------------------------------------------------------------------------------
                         2,791,384  $  72,498,241   3,253,860  $  71,898,276
==============================================================================

* As of the close of business on October 22, 1999, the Fund acquired all the net assets of the following funds: GT Global Variable International Fund, GT Global Variable Europe Fund, GT Global Variable Natural Resources Fund, GT Global Variable Infrastructure Fund, GT Global Variable New Pacific Fund, GT Global Variable Latin America Fund and GT Global Variable Emerging Markets Fund, collectively (the "Variable Funds"), pursuant to a plan of reorganization approved by the Variable Funds shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 2,243,929 shares of the Fund for the respective shares of each of the Variable Funds outstanding as of the close of business October 22, 1999 (see following table) and by combining the net assets of the Fund as of that date with those of the respective Variable Funds outlined in the following table:

                                                    NET ASSETS
                                                   IMMEDIATELY  APPRECIATION/
                                          SHARES      BEFORE    (DEPRECIATION)
    VARIABLE FUNDS:                     EXCHANGED ACQUISITIONS    INCLUDED
-------------------------                --------- ------------ --------------
GT Global Variable
 International Fund                       398,165  $ 4,159,686    $  591,925
------------------------------------------------------------------------------
GT Global Variable
 Europe Fund                            2,101,240   16,722,795     1,876,631
------------------------------------------------------------------------------
GT Global Variable
 Natural Resources Fund                   426,574    5,000,655       167,642
------------------------------------------------------------------------------
GT Global Variable
 Infrastructure Fund                      253,110    3,837,109       609,331
------------------------------------------------------------------------------
GT Global Variable New
 Pacific Fund                             857,885    7,747,489     1,306,187
------------------------------------------------------------------------------
GT Global Variable Latin
 America Fund                             731,544    7,915,791    (1,572,891)
------------------------------------------------------------------------------
GT Global Variable
 Emerging Markets Funds                   544,479    4,315,976       117,775
------------------------------------------------------------------------------

The net assets of the Fund immediately before the acquisitions were $285,111,544.

                       AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 8 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                            SIX
                           MONTHS                                                 ELEVEN
                           ENDED             YEAR ENDED DECEMBER 31,           MONTHS ENDED   YEAR ENDED
                          JUNE 30,     --------------------------------------  DECEMBER 31,   JANUARY 31,
                            2000       1999(a)     1998      1997      1996        1995          1995
                          --------     --------  --------  --------  --------  ------------   -----------
Net asset value,
 beginning of period      $  29.29     $  19.62  $  17.13  $  16.36  $  13.66    $ 11.03        $ 12.49
------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.23         0.08      0.15      0.10      0.07       0.07           0.06
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               (3.41)       10.59      2.50      1.03      2.67       2.58          (1.49)
------------------------------------------------------------------------------------------------------------
   Total from investment
    operations               (3.18)       10.67      2.65      1.13      2.74       2.65          (1.43)
------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --        (0.19)    (0.16)    (0.08)    (0.04)     (0.02)         (0.03)
------------------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains               --        (0.81)       --     (0.28)       --         --             --
------------------------------------------------------------------------------------------------------------
   Total distributions          --        (1.00)    (0.16)    (0.36)    (0.04)     (0.02)         (0.03)
------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  26.11     $  29.29  $  19.62  $  17.13  $  16.36    $ 13.66        $ 11.03
============================================================================================================
Total return(b)             (10.86)%      55.04%    15.49%     6.94%    20.05%     24.04%        (11.48)%
============================================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $477,755     $454,060  $240,314  $211,023  $165,738    $82,257        $55,019
============================================================================================================
Ratio of expenses to
 average net assets           0.98%(c)     0.97%     0.91%     0.93%     0.96%      1.15%(d)       1.27%(e)
============================================================================================================
Ratio of net investment
 income to average net
 assets                       1.79%(c)     0.38%     0.80%     0.68%     0.78%      0.75%(d)       0.60%
============================================================================================================
Portfolio turnover rate         45%          97%       76%       57%       59%        67%            64%
============================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $462,674,876.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.28%.

                       AIM V.I. INTERNATIONAL EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. International Equity Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                 VOTES      VOTES    WITHHELD/
       DIRECTORS/MATTER                           FOR      AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (1)*   Charles T. Bauer...................   336,558,177    N/A     9,129,703
        Bruce L. Crockett..................   337,513,648    N/A     8,174,232
        Owen Daly II.......................   336,754,219    N/A     8,933,661
        Edward K. Dunn, Jr. ...............   337,481,093    N/A     8,206,787
        Jack M. Fields.....................   337,574,973    N/A     8,112,907
        Carl Frischling....................   337,177,860    N/A     8,510,020
        Robert H. Graham...................   337,319,248    N/A     8,368,632
        Prema Mathai-Davis.................   337,262,043    N/A     8,425,837
        Lewis F. Pennock...................   337,440,897    N/A     8,246,983
        Louis S. Sklar.....................   337,447,894    N/A     8,239,986
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provided
        for the reorganization of AIM
        Variable Insurance Funds, Inc. as a
        Delaware business trust............   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Investment
        Advisory Agreement.................    13,967,686   350,596  1,070,735
 (4)(a) Change to Fundamental Restriction
        on Issuer Diversification..........    13,625,093   475,137  1,288,787
 (4)(b) Change to Fundamental Restriction
        on Borrowing Money and Issuing
        Senior Securities..................    13,476,309   582,138  1,330,570
 (4)(c) Change to Fundamental Restriction
        on Underwriting Securities.........    13,715,114   491,764  1,182,139
 (4)(d) Change to Fundamental Restriction
        on Industry Concentration..........    13,762,202   451,275  1,175,540
 (4)(e) Change to Fundamental Restriction
        on Purchasing or Selling Real
        Estate.............................    13,647,715   543,142  1,198,160
 (4)(f) Change to Fundamental Restriction
        on Purchasing or Selling
        Commodities........................    13,618,516   550,377  1,220,124
 (4)(g) Change to Fundamental Restriction
        on Making Loans....................    13,508,317   612,651  1,268,049
 (4)(h) Elimination of Fundamental
        Restriction on Investing for the
        Purpose of Control.................    13,480,994   619,196  1,288,827
 (5)    Approval of changing the Investment
        Objective and Making it Non-
        Fundamental........................    13,314,762   688,330  1,385,925
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    13,314,762   197,956    922,149

- ------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.



                    AIM V.I. INTERNATIONAL EQUITY FUND


o TRUSTEES, OFFICERS, AND    BOARD OF TRUSTEES                      OFFICERS                   OFFICE OF THE FUND
  OTHER SERVICE PROVIDERS    Charles T. Bauer
  OF AIM VARIABLE INSURANCE  Director and Chairman                  Charles T. Bauer           11 Greenway Plaza
  FUNDS, INC.                A I M Management Group Inc.            Chairman                   Suite 100
                                                                                               Houston, TX 77046
                             Bruce L. Crockett                      Robert H. Graham           (800) 347-1919
                             Director                               President
                             ACE Limited;                                                      INVESTMENT ADVISOR
                             Formerly Director, President, and      Carol F. Relihan
                             Chief Executive Officer                Senior Vice President and  A I M Advisors, Inc.
                             COMSAT Corporation                     Secretary                  11 Greenway Plaza
                                                                                               Suite 100
                             Owen Daly II                           Gary T. Crum               Houston, TX 77046
                             Formerly Director                      Senior Vice President
                             Cortland Trust Inc.                                               TRANSFER AGENT AND CUSTODIAN
                                                                    Dana R. Sutton
                             Edward K. Dunn Jr.                     Vice President and         State Street Bank and Trust Company
                             Chairman, Mercantile Mortgage Corp.;   Treasurer                  225 Franklin Street
                             Formerly Vice Chairman, President                                 Boston, MA 02110
                             and Chief Operating Officer,           Robert G. Alley
                             Mercantile-Safe Deposit & Trust Co.;   Vice President             COUNSEL TO THE FUNDS
                             and President, Mercantile Bankshares
                                                                    Stuart W. Coco             Freedman, Levy, Kroll &
                             Jack Fields                            Vice President             Simonds
                             Chief Executive Officer                                           1050 Conn. Avenue, N.W.
                             Texana Global Inc. and Twenty First    Melville B. Cox            Washington, D.C. 20036
                             Century Group, Inc.;                   Vice President
                             Formerly, Member of the                                           COUNSEL TO THE TRUSTEES
                             U.S. House of Representatives          Karen Dunn Kelley
                                                                    Vice President             Kramer, Levin, Naftalis & Frankel LLP
                             Carl Frischling                                                   919 Third Avenue
                             Partner                                Edgar M. Larsen            New York, NY 10022
                             Kramer, Levin, Naftalis & Frankel LLP  Vice President
                                                                                               DISTRIBUTOR
                             Robert H. Graham                       Mary J. Benson
                             Director, President and Chief          Assistant Vice President   A I M Distributors, Inc.
                             Executive Officer                      and Assistant Treasurer    11 Greenway Plaza
                             A I M Management Group Inc.                                       Suite 100
                                                                    Sheri Morris               Houston, TX 77046
                             Prema Mathai-Davis                     Assistant Vice President
                             Formerly, Chief Executive Officer,     and Assistant Treasurer
                             YMCA of the U.S.A.
                                                                    Renee A. Friedli
                             Lewis F. Pennock                       Assistant Secretary
                             Attorney
                                                                    P. Michelle Grace
                             Louis S. Sklar                         Assistant Secretary
                             Executive Vice President, Development
                             and Operations,                        Nancy L. Martin
                             Hines Interests                        Assistant Secretary
                             Limited Partnership
                                                                    Ofelia M. Mayo
                                                                    Assistant Secretary

                                                                    Lisa A. Moss
                                                                    Assistant Secretary

                                                                    Kathleen J. Pflueger
                                                                    Assistant Secretary

                                                                    Samuel D. Sirko
                                                                    Assistant Secretary

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                                      157

                        SEMIANNUAL REPORT / JUNE 30 2000


                               AIM V.I. VALUE FUND









               AIM V.I. VALUE FUND SEEKS LONG-TERM CAPITAL GROWTH BY

               INVESTING PRIMARILY IN UNDERVALUE STOCKS. INCOME IS A

               SECONDARY OBJECTIVE.


                                     [LOGO]

SEMIANNUAL REPORT/MANAGERS' OVERVIEW

AIM V.I. VALUE FUND

FUND WEATHERS VOLATILE MARKET

HOW DID AIM V.I. VALUE FUND PERFORM OVER                       IN THIS ENVIRONMENT, |  at good prices were difficult to find over
THE REPORTING PERIOD?                                    WE TENDED TO FOCUS MORE ON |  the past few months. In this environment,
AIM V.I. Value Fund reported flat results                          EARNINGS GROWTH. |  we tended to focus more on earnings
for the six months ended June 30, 2000,    _________________________________________|  growth.
with a -0.27% return. The fund's                                                          To concentrate on our best-performing
performance was in line with that of its   WHAT WERE MARKET CONDITIONS LIKE            companies, we kept the number of holdings
benchmark, the S&P 500, which produced a   DURING THE PAST SIX MONTHS?                 at about 50. The fund's major sectors
return of -0.43% during the same time      The past six months saw extreme market      continued to be broadcasting, technology,
frame.                                     volatility. During the first three months   retail and finance.
   While the fund and its benchmark were   of 2000, market indexes such as the Dow
both relatively flat on a six-month basis, and the Nasdaq rose to new heights in a     BESIDES MARKET VOLATILITY, WHAT OTHER
AIM V.I. Value Fund beat the S&P 500's     rally dominated by technology stocks. But   FACTORS AFFECTED FUND PERFORMANCE?
performance over the year ended June 30,   near the end of March, market sentiment     Our holdings in cable TV hurt performance
2000. The fund reported average annual     soured as investors worried whether tech    in the second quarter of 2000. Cable-TV
total returns of 13.20%, compared to the   stocks were overpriced. A sharp sell-off    stocks such as fund holdings Comcast and
7.24% return of the S&P 500.               in the technology sector ensued,            Cox Communications took a hit near the end
                                           particularly for Internet companies with    of the reporting period because of
                                           no earnings.                                concerns over cash-flow growth and
------------------------------------------    Interest-rate concerns also roiled the   competition from satellite companies.
FUND PERFORMANCE                           markets during the reporting period. The    Even though short-term performance
                                           Federal Reserve Board (the Fed) continued   disappointed, we believe that the long-
AVERAGE ANNUAL TOTAL RETURNS               to raise interest rates in an effort to     term prospects for these firms and cable
                                           slow the economy and prevent inflation.     stocks in general are strong, especially
As of 6/30/00                              In May, the Fed raised the federal funds    as cable companies enter the telephone
                                           rate to 6.50%, its highest level in nine    business.
------------------------------------------ years. Since June 1999, the Fed has            In addition, the fund was under-
Inception (5/5/93)                  21.26% increased interest rates six times for a    weighted in health-care stocks,
------------------------------------------ total of 1.75%. At its June 2000 meeting,   particularly drug manufacturers, an area
5 years                             21.82  the Fed chose to leave rates unchanged but  that performed well during the past six
------------------------------------------ hinted that more increases may occur later  months. We were cautious about this
1 year                              13.20  in the summer.                              industry because of political risks:
                                              For all the intense market activity of   Congress and President Clinton continue
RESULTS OF A $10,000 INVESTMENT            the past six months, the S&P 500 ended the  to dicker over how to inject a Medicare
                                           period flat, with the Dow down 8.44% and    drug benefit into the current system. In
5/5/93-6/30/00                             the Nasdaq down 2.54%.                      addition, drug companies face increasing
                                                                                       pressure from consumers to lower costs.
AIM V.I. Value Fund.........  $39,718      HOW DID YOU MANAGE THE FUND DURING
S&P 500 Index...............  $38,261      THESE CONDITIONS?                           WHAT STOCKS PERFORMED WELL FOR
                                           Volatility hurt the fund's performance      THE FUND?
Index's performance figures are for the    during the second quarter of 2000. The      Our semiconductor holdings such as Analog
period 4/30/93 through 6/30/00. Past       fund invests in companies with strong       Devices and Applied Materials benefited
performance cannot guarantee comparable    earnings growth and reasonable stock        from strong demand for computer chips,
future results. MARKET VOLATILITY CAN      prices; however, good companies selling     increased earnings and rising stock
SIGNIFICANTLY IMPACT SHORT-TERM                                                        prices. Cellular-phone maker Nokia and
PERFORMANCE. RESULTS OF AN INVESTMENT                                                  mobile-phone service provider Nextel also
MADE TODAY MAY DIFFER SUBSTANTIALLY                                                    reported excellent earnings,
FROM THE HISTORICAL PERFORMANCE SHOWN.
------------------------------------------


                                                    AIM V.I. Value Fund

SEMIANNUAL REPORT/MANAGERS' OVERVIEW

-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

As of 6/30/00, based on total net assets
                                                                            TOP 10 INDUSTRIES
TOP 10 HOLDINGS                                                             ------------------------------------------
-------------------------------------------                                  1. Broadcasting (Television, Radio
 1. Comcast Corp.-Class A              5.95%                                      & Cable)                      10.16%
-------------------------------------------                                 ------------------------------------------
 2. Nextel Communications, Inc.-                                             2. Computers (Hardware)             8.19
    Class A                            5.60                                 ------------------------------------------
-------------------------------------------                                  3. Communications Equipment         7.12
 3. Nokia Oyj-ADR (Finland)            4.89                                 ------------------------------------------
-------------------------------------------                                  4. Retail (General Merchandise)     6.35
 4. Target Corp.                       4.38                                 ------------------------------------------
-------------------------------------------                                  5. Telecommunications (Cellular/
 5. Cox Communications, Inc.-Class A   4.21                                       Wireless)                      5.60
-------------------------------------------                                 ------------------------------------------
 6. Tyco International Ltd. (Bermuda)  3.89                                  6. Electronics (Semiconductors)     4.61
-------------------------------------------                                 ------------------------------------------
 7. Morgan Stanley Dean Witter & Co.   3.47                                  7. Investment Banking/Brokerage     4.21
-------------------------------------------                                 ------------------------------------------
 8. Apple Computer, Inc.               3.45                                  8. Equipment (Semiconductor)        4.03
-------------------------------------------                                 ------------------------------------------
 9. Analog Devices, Inc.               2.93                                  9. Manufacturing (Diversified)      3.89
-------------------------------------------                                 ------------------------------------------
10. First Data Corp.                   2.92                                 10. Services (Data Processing)       3.68
-------------------------------------------                                 ------------------------------------------

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
-----------------------------------------------------------------------------------------------------------------------


      THE NEAR-TERM OUTLOOK FOR STOCKS  |  vindicating the company. The diversified    ------------------------------------------
        COULD DEPEND TO A LARGE EXTENT  |  corporation has interests in electronics,
     ON THE FED'S ABILITY TO BRING THE  |  plastics, valves and pipes, and fire and    The performance figures shown represent
          ECONOMY TO A "SOFT LANDING."  |  security products.                          AIM V.I. Value Fund; they are not intended
________________________________________|                                              to reflect actual annuity values, and they
                                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?     do not reflect charges at the separate-
                                           The near-term outlook for stocks could      account level which (if applied) would
                                           depend to a large extent on the Fed's       lower the performance results.
propelled by the explosive growth of the   ability to bring the economy to a "soft
wireless-telecommunications market.        landing." There are signs that the economy  The fund's performance figures are
   We also continued to hold Target        could be slowing. Consequently, the Fed     historical, and they reflect the
because the company shows strong earnings  may wind down its tightening cycle,         reinvestment of distributions and changes
growth, and its stock is selling at a      although the central bank could approve     in net asset value.
reasonable price. Formerly Dayton Hudson,  one or two more rate hikes in the months
the company changed its name in January to ahead. If the Fed succeeds in slowing       The fund's investment return and principal
Target. We anticipate that the name change economic growth to a more sustainable rate  value will fluctuate, so fund shares, when
will benefit the stock as more investors   and in keeping inflation under control, it  redeemed, may be worth more or less than
connect the stock name with the successful could prolong the current record economic   their original cost.
retailer.                                  expansion. Such an environment could prove
   Another long-time fund holding, Tyco    favorable for stocks.                       The unmanaged Dow Jones Industrial Average
International, continues to show earnings     However, uncertainty over the Fed's      (the Dow) is a price-weighted average of
growth. After the end of the reporting     actions and other factors could perpetuate  30 actively traded primarily industrial
period, its stock price jumped on news     the volatility that has characterized       stocks.
that the Securities and Exchange           markets in recent months. In such an
Commission had dropped its inquiry into    environment, investors would be well        The unmanaged National Association of
Tyco's accounting practices, essentially   advised to take a long-term perspective     Securities Dealers Automated Quotation
                                           on their investment.                        System Composite Index (the Nasdaq) is a
                                                                                       market-value-weighted index comprising all
                                                                                       domestic and non-U.S. based common stocks
                                                                                       listed on the Nasdaq system. It includes
                                                                                       more than 5,000 companies, and it is often
                                                                                       considered representative of the small and
                                                                                       medium-sized company stock universe. While
                                                                                       it includes many small and mid-sized
                                                                                       company stocks, large capitalization
                                                                                       companies tend to dominate the index.

                                                                                       The unmanaged Standard & Poor's Composite
                                                                                       Index of 500 Stocks (the S&P 500)
                                                                                       represents the performance of the stock
                                                                                       market.

                                                                                       An investment cannot be made in an index.
                                                                                       Index results include reinvested dividends.

                                                    AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE

DOMESTIC COMMON STOCKS - 75.46%

BANKS (MONEY CENTER) - 1.73%

Chase Manhattan Corp. (The)                     1,065,000 $     49,056,562
---------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 10.16%

Comcast Corp. - Class A(a)                      4,170,000      168,885,000
---------------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)           2,624,000      119,556,000
---------------------------------------------------------------------------
                                                               288,441,000
---------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 8.19%

Apple Computer, Inc.(a)                         1,870,000       97,941,250
---------------------------------------------------------------------------
Dell Computer Corp.(a)                          1,191,700       58,765,706
---------------------------------------------------------------------------
Gateway, Inc.(a)                                  693,100       39,333,425
---------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         401,000       36,465,937
---------------------------------------------------------------------------
                                                               232,506,318
---------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.35%

EMC Corp.(a)                                      107,000        8,232,312
---------------------------------------------------------------------------
Lexmark International Group, Inc. - Class A(a)    871,700       58,621,825
---------------------------------------------------------------------------
                                                                66,854,137
---------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 1.87%

At Home Corp. - Series A(a)                     1,500,000       31,125,000
---------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           188,000        3,560,250
---------------------------------------------------------------------------
Oracle Corp.(a)                                   145,000       12,189,062
---------------------------------------------------------------------------
Unisys Corp.(a)                                   428,000        6,232,750
---------------------------------------------------------------------------
                                                                53,107,062
---------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.74%

Solectron Corp.(a)                                505,000       21,146,875
---------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 3.39%

Analog Devices, Inc.(a)                         1,096,200       83,311,200
---------------------------------------------------------------------------
Texas Instruments Inc.                            187,000       12,844,562
---------------------------------------------------------------------------
                                                                96,155,762
---------------------------------------------------------------------------

ENTERTAINMENT - 0.12%

Time Warner Inc.                                   45,700        3,473,200
---------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 4.03%

Applied Materials, Inc.(a)                        807,100       73,143,438
---------------------------------------------------------------------------
Teradyne, Inc.(a)                                 562,300       41,329,050
---------------------------------------------------------------------------
                                                               114,472,488
---------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.77%

American Express Co.                              753,000       39,250,125
---------------------------------------------------------------------------
Citigroup Inc.                                    652,000       39,283,000
---------------------------------------------------------------------------
                                                                78,533,125
---------------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE

HEALTH CARE (DIVERSIFIED) - 1.41%

Johnson & Johnson                                393,300 $     40,067,438
------------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR
 PHARMACEUTICALS) - 2.29%

Pfizer Inc.                                    1,356,600       65,116,800
------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
 SUPPLIES) - 1.97%

Guidant Corp.(a)                               1,133,000       56,083,500
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.11%

Colgate-Palmolive Co.                            110,000        6,586,250
------------------------------------------------------------------------------
Kimberly-Clark Corp.                             434,000       24,900,750
------------------------------------------------------------------------------
                                                               31,487,000
------------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.78%

American International Group, Inc.               632,000       74,260,000
------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     85,000        4,754,688
------------------------------------------------------------------------------
                                                               79,014,688
------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 4.21%

Merrill Lynch & Co., Inc.                        184,000       21,160,000
------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.               1,183,000       98,484,750
------------------------------------------------------------------------------
                                                              119,644,750
------------------------------------------------------------------------------

NATURAL GAS - 1.52%

Williams Cos., Inc. (The)                      1,038,000       43,271,625
------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.38%

Schlumberger Ltd.                                145,000       10,820,625
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS - 0.25%

Weyerhaeuser Co.                                 162,000        6,966,000
------------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.36%

Eastman Kodak Co.                                172,600       10,269,700
------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.06%

Lowe's Cos., Inc.                                 39,500        1,621,969
------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 2.11%

Best Buy Co., Inc.(a)                            946,000       59,834,500
------------------------------------------------------------------------------

RETAIL (DRUG STORES) - 1.83%

Walgreen Co.                                   1,618,000       52,079,375
------------------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 2.38%

Kroger Co. (The)(a)                            1,108,000       24,445,250
------------------------------------------------------------------------------
Safeway Inc.(a)                                  956,000       43,139,500
------------------------------------------------------------------------------
                                                               67,584,750
- -----------------------------------------------------------------------------

                               AIM V.I. VALUE FUND

                                                                     MARKET
                                                        SHARES       VALUE

RETAIL (GENERAL MERCHANDISE) - 6.35%

Costco Wholesale Corp.(a)                              1,700,000 $   56,100,000
--------------------------------------------------------------------------------
Target Corp.                                           2,144,000    124,352,000
--------------------------------------------------------------------------------
                                                                    180,452,000
--------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.82%

Omnicom Group Inc.                                       581,000     51,745,313
--------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 3.68%

Automatic Data Processing, Inc.                          400,000     21,425,000
--------------------------------------------------------------------------------
First Data Corp.                                       1,672,000     82,973,000
--------------------------------------------------------------------------------
                                                                    104,398,000
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 5.60%

Nextel Communications, Inc. - Class A(a)               2,600,000    159,087,500
--------------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $1,742,846,294)                                          2,143,292,062
--------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER
 EQUITY INTERESTS - 12.32%

BERMUDA - 3.89%

Tyco International Ltd. (Manufacturing - Diversified)  2,330,000    110,383,750
--------------------------------------------------------------------------------

CANADA - 3.54%

360networks Inc. (Telecommunications - Long
 Distance)(a)                                            162,300      2,475,075
--------------------------------------------------------------------------------
Celestica Inc. (Electronics - Semiconductors)(a)         701,000     34,787,125
--------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)         927,500     63,301,875
--------------------------------------------------------------------------------
                                                                    100,564,075
--------------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

FINLAND - 4.89%

Nokia Oyj - ADR (Communications Equipment)       2,783,000 $  138,976,063
---------------------------------------------------------------------------
Total Foreign Stocks & Other Equity Interests
 (Cost $195,746,424)                                          349,923,888
---------------------------------------------------------------------------

MONEY MARKET FUNDS - 12.62%

STIC Liquid Assets Portfolio(b)                179,242,405    179,242,405
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                        179,242,405    179,242,405
---------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $358,484,810)                                        358,484,810
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.40%
 (Cost $2,297,077,528)                                      2,851,700,760
---------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.40%)                       (11,533,376)
---------------------------------------------------------------------------
NET ASSETS - 100.00%                                       $2,840,167,384
===========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.







See Notes to Financial Statements.



                               AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $2,297,077,528)        $2,851,700,760
-------------------------------------------------------------------------
Receivables for:
 Investments sold                                             50,005,091
-------------------------------------------------------------------------
 Fund shares sold                                              4,117,476
-------------------------------------------------------------------------
 Dividends                                                     1,937,380
-------------------------------------------------------------------------
Investment for deferred compensation plan                         39,724
-------------------------------------------------------------------------
Other assets                                                     124,235
-------------------------------------------------------------------------
  Total assets                                             2,907,924,666
-------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        60,570,394
-------------------------------------------------------------------------
 Fund shares reacquired                                          485,515
-------------------------------------------------------------------------
 Foreign currency contracts - closed                           1,877,130
-------------------------------------------------------------------------
 Foreign currency contracts outstanding                        1,519,487
-------------------------------------------------------------------------
 Deferred compensation plan                                       39,724
-------------------------------------------------------------------------
Accrued advisory fees                                          1,394,233
-------------------------------------------------------------------------
Accrued administrative services fees                           1,782,203
-------------------------------------------------------------------------
Accrued trustees' fees                                             3,119
-------------------------------------------------------------------------
Accrued operating expenses                                        85,477
-------------------------------------------------------------------------
  Total liabilities                                           67,757,282
-------------------------------------------------------------------------
Net assets applicable to shares outstanding               $2,840,167,384
=========================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                                  85,000,452
=========================================================================
Net asset value, offering and redemption price per share  $        33.41
=========================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $103,785)         $  11,496,234
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      7,923,757
------------------------------------------------------------------------------
Administrative services fee                                        2,581,721
------------------------------------------------------------------------------
Custodian fees                                                       119,068
------------------------------------------------------------------------------
Trustees' fees                                                         3,840
------------------------------------------------------------------------------
Other                                                                292,912
------------------------------------------------------------------------------
  Total expenses                                                  10,921,298
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (4,380)
------------------------------------------------------------------------------
  Net expenses                                                    10,916,918
------------------------------------------------------------------------------
Net investment income                                                579,316
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS AND OPTION
 CONTRACTS

Net realized gain from:
 Investment securities                                           112,298,575
------------------------------------------------------------------------------
 Foreign currency contracts                                       14,369,233
------------------------------------------------------------------------------
 Option contracts written                                            184,917
------------------------------------------------------------------------------
                                                                 126,852,725
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                          (131,660,860)
------------------------------------------------------------------------------
 Foreign currencies                                                      (69)
------------------------------------------------------------------------------
 Foreign currency contracts                                       (7,198,624)
------------------------------------------------------------------------------
                                                                (138,859,553)
------------------------------------------------------------------------------
Net gain (loss) on investment securities, foreign currencies,
 foreign currency contracts and option contracts                 (12,006,828)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    $ (11,427,512)
==============================================================================

See Notes to Financial Statements.




                               AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                  JUNE 30,       DECEMBER 31,
                                                    2000            1999
                                               --------------  --------------
OPERATIONS:

 Net investment income                         $      579,316  $    3,440,737
-------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, foreign currency
  contracts and option contracts                  126,852,725     111,811,218
-------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, foreign currency
  contracts and option contracts                 (138,859,553)    360,547,238
-------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations                      (11,427,512)    475,799,193
-------------------------------------------------------------------------------
Distributions to shareholders from net
 investment income                                         --      (6,235,364)
-------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains                                            --     (32,606,763)
-------------------------------------------------------------------------------
Share transactions - net                          468,228,325     725,025,960
-------------------------------------------------------------------------------
  Net increase in net assets                      456,800,813   1,161,983,026
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                            2,383,366,571   1,221,383,545
-------------------------------------------------------------------------------
 End of period                                 $2,840,167,384  $2,383,366,571
===============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                 $2,048,218,292  $1,579,989,967
-------------------------------------------------------------------------------
 Undistributed net investment income                3,962,918       3,383,602
-------------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts and option
  contracts                                       234,882,834     108,030,109
-------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and option contracts         553,103,340     691,962,893
-------------------------------------------------------------------------------
                                               $2,840,167,384  $2,383,366,571
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to the Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").



                              AIM V.I. VALUE FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding foreign currency contracts at June 30, 2000 were as follows:

                                                                UNREALIZED
SETTLEMENT            CONTRACT TO                              APPRECIATION
   DATE     CURRENCY    DELIVER      RECEIVE        VALUE      (DEPRECIATION)
----------  --------  -----------  ------------  ------------  --------------
09/29/00      CAD      92,300,000  $ 62,369,475  $ 62,542,020   $  (172,545)
08/28/00      EUR      97,850,000    92,326,752    93,583,251    (1,256,499)
10/03/00      EUR      54,500,000    52,148,700    52,239,143       (90,443)
-----------------------------------------------------------------------------
                      244,650,000  $206,844,927  $208,364,414   $(1,519,487)
=============================================================================

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.

 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2000, the Fund paid AIM $2,581,721 of which AIM retained $81,468 for accounting services provided.

 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.

 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.

 During the six months ended June 30, 2000, the Fund paid legal fees of $3,464 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.



                           AIM V.I. VALUE FUND

NOTE 3 - INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in custodian fees of $4,380 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,380.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $1,163,996,153 and $776,686,706, respectively.

 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $607,448,954
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (54,997,717)
----------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $552,451,237
============================================================================

Cost of investments for tax purposes is $2,299,249,523.

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2000 are summarized as follows:

                                                    CALL OPTION CONTRACTS
                                                 --------------------------
                                                 NUMBER OF        PREMIUMS
                                                 CONTRACTS        RECEIVED
                                                 ---------        ---------
Beginning of period                                  --           $      --
-----------------------------------------------------------------------------
Written                                             900             184,917
-----------------------------------------------------------------------------
Expired                                            (900)           (184,917)
=============================================================================
End of period                                        --           $      --
=============================================================================

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                             JUNE 30, 2000            DECEMBER 31, 1999
                        -------------------------  -------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT
                        ----------  -------------  ----------  -------------
Sold                    17,185,455  $ 581,596,937  30,095,501  $ 884,324,432
------------------------------------------------------------------------------
Issued as reinvestment
 of dividends                   --             --   1,227,239     38,842,126
------------------------------------------------------------------------------
Reacquired              (3,330,806)  (113,368,612) (6,712,560)  (198,140,598)
------------------------------------------------------------------------------
                        13,854,649  $ 468,228,325  24,610,180  $ 725,025,960
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                         SIX MONTHS                                                 ELEVEN MONTHS
                           ENDED                YEAR ENDED DECEMBER 31,                 ENDED       YEAR ENDED
                          JUNE 30,      ------------------------------------------  DECEMBER 31,    JANUARY 31,
                          2000(a)        1999(a)       1998       1997      1996        1995           1995
                         ----------     ----------  ----------  --------  --------  -------------   -----------
Net asset value,
 beginning of period     $    33.50     $    26.25  $    20.83  $  17.48  $  16.11    $  11.83       $  12.17
----------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income         0.01           0.06        0.09      0.08      0.30        0.11           0.10
----------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                 (0.10)          7.76        6.59      4.05      2.09        4.18          (0.35)
----------------------------------------------------------------------------------------------------------------
  Total from investment
   operations                 (0.09)          7.82        6.68      4.13      2.39        4.29          (0.25)
----------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income              --          (0.09)      (0.13)    (0.19)    (0.10)      (0.01)         (0.09)
----------------------------------------------------------------------------------------------------------------
 Distributions from net
  realized gains                 --          (0.48)      (1.13)    (0.59)    (0.92)         --             --
----------------------------------------------------------------------------------------------------------------
  Total distributions            --          (0.57)      (1.26)    (0.78)    (1.02)      (0.01)         (0.09)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                  $    33.41     $    33.50  $    26.25  $  20.83  $  17.48    $  16.11       $  11.83
================================================================================================================
Total return(b)               (0.27)%        29.90%      32.41%    23.69%    15.02%      36.25%         (2.03)%
================================================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $2,840,167     $2,383,367  $1,221,384  $690,841  $369,735    $257,212       $109,257
================================================================================================================
Ratio of expenses to
 average net assets            0.84%(c)       0.76%       0.66%     0.70%     0.73%       0.75%(d)       0.82%
================================================================================================================
Ratio of net investment
 income to average net
 assets                        0.04%(c)       0.20%       0.68%     1.05%     2.00%       1.11%(d)       1.17%
================================================================================================================
Portfolio turnover rate          32%            62%        100%      127%      129%        145%           143%
================================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $2,629,984,948.
(d) Annualized.


                              AIM V.I. VALUE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Value Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the proxy solicitation on the above matters were as follows:

                                                 VOTES      VOTES    WITHHELD/
       DIRECTORS/MATTER                           FOR      AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (1)*   Charles T. Bauer...................   336,558,177    N/A     9,129,703
        Bruce L. Crockett..................   337,513,648    N/A     8,174,232
        Owen Daly II.......................   336,754,219    N/A     8,933,661
        Edward K. Dunn, Jr. ...............   337,481,093    N/A     8,206,787
        Jack M. Fields.....................   337,574,973    N/A     8,112,907
        Carl Frischling....................   337,177,860    N/A     8,510,020
        Robert H. Graham...................   337,319,248    N/A     8,368,632
        Prema Mathai-Davis.................   337,262,043    N/A     8,425,837
        Lewis F. Pennock...................   337,440,897    N/A     8,246,983
        Louis S. Sklar.....................   337,447,894    N/A     8,239,986
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provided
        for the reorganization of AIM
        Variable Insurance Funds, Inc. as a
        Delaware business trust............   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Investment
        Advisory Agreement.................    64,733,758 2,205,729  5,113,810
 (4)(a) Change to Fundamental Restriction
        on Issuer Diversification..........    62,782,614 2,813,455  6,457,228
 (4)(b) Change to Fundamental Restriction
        on Borrowing Money and Issuing
        Senior Securities..................    62,191,461 3,539,461  6,322,375
 (4)(c) Change to Fundamental Restriction
        on Underwriting Securities.........    63,471,362 2,702,293  5,879,642
 (4)(d) Change to Fundamental Restriction
        on Industry Concentration..........    63,583,770 2,670,769  5,798,758
 (4)(e) Change to Fundamental Restriction
        on Purchasing or Selling Real
        Estate.............................    62,652,287 3,322,826  6,078,184
 (4)(f) Change to Fundamental Restriction
        on Purchasing or Selling
        Commodities........................    62,555,004 3,535,659  5,962,634
 (4)(g) Change to Fundamental Restriction
        on Making Loans....................    62,377,925 3,654,650  6,020,722
 (4)(h) Elimination of Fundamental
        Restriction on Investing for the
        Purpose of Control.................    62,190,684 3,602,146  6,260,467
 (5)    Approval of changing the Investment
        Objective and Making it Non-
        Fundamental........................    61,885,484 3,747,177  6,420,636
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    66,486,391   986,590  4,580,316

-------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

                               AIM V.I. VALUE FUND


o TRUSTEES, OFFICERS, AND    BOARD OF TRUSTEES                      OFFICERS                   OFFICE OF THE FUND
  OTHER SERVICE PROVIDERS    Charles T. Bauer
  OF AIM VARIABLE INSURANCE  Director and Chairman                  Charles T. Bauer           11 Greenway Plaza
  FUNDS, INC.                A I M Management Group Inc.            Chairman                   Suite 100
                                                                                               Houston, TX 77046
                             Bruce L. Crockett                      Robert H. Graham           (800) 347-1919
                             Director                               President
                             ACE Limited;                                                      INVESTMENT ADVISOR
                             Formerly Director, President, and      Carol F. Relihan
                             Chief Executive Officer                Senior Vice President and  A I M Advisors, Inc.
                             COMSAT Corporation                     Secretary                  11 Greenway Plaza
                                                                                               Suite 100
                             Owen Daly II                           Gary T. Crum               Houston, TX 77046
                             Formerly Director                      Senior Vice President
                             Cortland Trust Inc.                                               TRANSFER AGENT AND CUSTODIAN
                                                                    Dana R. Sutton
                             Edward K. Dunn Jr.                     Vice President and         State Street Bank and Trust Company
                             Chairman, Mercantile Mortgage Corp.;   Treasurer                  225 Franklin Street
                             Formerly Vice Chairman, President                                 Boston, MA 02110
                             and Chief Operating Officer,           Robert G. Alley
                             Mercantile-Safe Deposit & Trust Co.;   Vice President             COUNSEL TO THE FUNDS
                             and President, Mercantile Bankshares
                                                                    Stuart W. Coco             Freedman, Levy, Kroll &
                             Jack Fields                            Vice President             Simonds
                             Chief Executive Officer                                           1050 Conn. Avenue, N.W.
                             Texana Global Inc. and Twenty First    Melville B. Cox            Washington, D.C. 20036
                             Century Group, Inc.;                   Vice President
                             Formerly, Member of the                                           COUNSEL TO THE TRUSTEES
                             U.S. House of Representatives          Karen Dunn Kelley
                                                                    Vice President             Kramer, Levin, Naftalis & Frankel LLP
                             Carl Frischling                                                   919 Third Avenue
                             Partner                                Edgar M. Larsen            New York, NY 10022
                             Kramer, Levin, Naftalis & Frankel LLP  Vice President
                                                                                               DISTRIBUTOR
                             Robert H. Graham                       Mary J. Benson
                             Director, President and Chief          Assistant Vice President   A I M Distributors, Inc.
                             Executive Officer                      and Assistant Treasurer    11 Greenway Plaza
                             A I M Management Group Inc.                                       Suite 100
                                                                    Sheri Morris               Houston, TX 77046
                             Prema Mathai-Davis                     Assistant Vice President
                             Formerly, Chief Executive Officer,     and Assistant Treasurer
                             YMCA of the U.S.A.
                                                                    Renee A. Friedli
                             Lewis F. Pennock                       Assistant Secretary
                             Attorney
                                                                    P. Michelle Grace
                             Louis S. Sklar                         Assistant Secretary
                             Executive Vice President, Development
                             and Operations,                        Nancy L. Martin
                             Hines Interests                        Assistant Secretary
                             Limited Partnership
                                                                    Ofelia M. Mayo
                                                                    Assistant Secretary

                                                                    Lisa A. Moss
                                                                    Assistant Secretary

                                                                    Kathleen J. Pflueger
                                                                    Assistant Secretary

                                                                    Samuel D. Sirko
                                                                    Assistant Secretary

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

                                    ALLIANCE
                         ------------------------------
                                VARIABLE PRODUCTS
                         ------------------------------
                                   SERIES FUND
                         ------------------------------
                            PREMIER GROWTH PORTFOLIO
                         ------------------------------



                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000
                                  (UNAUDITED)

                          Investment Products Offered
                       ----------------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                       ----------------------------------

PREMIER GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
                                                                    PERCENT OF
COMPANY                                        U.S. $ VALUE         NET ASSETS
--------------------------------------------------------------------------------
Pfizer, Inc.                                  $  160,428,000           5.8%
Nokia Corp. (ADR)                                141,003,525           5.1
Intel Corp.                                      139,115,212           5.0
Cisco Systems, Inc.                              123,260,400           4.5
Dell Computer Corp.                              101,144,869           3.7
Tyco International, Ltd.                          99,190,174           3.6
Citigroup, Inc.                                   92,536,469           3.3
Home Depot, Inc.                                  89,914,816           3.2
Morgan Stanley Dean Witter & Co.                  88,362,382           3.2
Applied Materials, Inc.                           84,263,125           3.0
                                              $1,119,218,972          40.4%

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-98.4%
TECHNOLOGY-38.3%
COMMUNICATIONS EQUIPMENT-13.0%
Corning, Inc. .........................         198,100   $   53,462,238
EMC Corp. (a) .........................         930,200       71,567,262
Lucent Technologies, Inc. .............         215,284       12,755,577
Nokia Corp. (ADR) (Finland) ...........       2,823,600      141,003,525
Nortel Networks Corp. .................       1,187,000       81,012,750
                                                           --------------
                                                             359,801,352
                                                           --------------
COMPUTER HARDWARE-5.3%
Dell Computer Corp. (a) ...............       2,051,100      101,144,869
International Business Machines Corp. .          51,600        5,653,425
Sun Microsystems, Inc. (a) ............         443,000       40,285,312
                                                           --------------
                                                             147,083,606
                                                           --------------
COMPUTER SOFTWARE-3.6%
Amdocs, Ltd. (a) ......................         175,750       13,488,812
Microsoft Corp. (a) ...................         614,500       49,160,000
Oracle Corp. (a) ......................         446,000       37,491,875
                                                           --------------
                                                             100,140,687
                                                           --------------
CONTRACT MANUFACTURING-0.5%
Solectron Corp. (a) ...................         323,200       13,534,000
                                                           --------------
INTERNET-0.6%
America Online, Inc. (a) ..............         176,900        9,331,475
eBay, Inc. (a) ........................          68,800        3,736,700
Yahoo!, Inc. (a) ......................          34,200        4,236,525
                                                           --------------
                                                              17,304,700
                                                           --------------
NETWORKING SOFTWARE-4.8%
3Com Corp. (a) ........................         144,200        8,309,525
Cisco Systems, Inc. (a) ...............       1,939,200      123,260,400
                                                           --------------
                                                             131,569,925
                                                           --------------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-3.0%
Applied Materials, Inc. (a) ...........         929,800       84,263,125
                                                           --------------
SEMI-CONDUCTOR COMPONENTS-7.5%
Intel Corp. ...........................       1,040,600      139,115,212
Micron Technology, Inc. (a) ...........         292,600       25,767,088
PMC-Sierra, Inc. (a) ..................         107,300       19,065,869
Texas Instruments, Inc. ...............         326,400       22,419,600
                                                           --------------
                                                             206,367,769
                                                           --------------
                                                           1,060,065,164
                                                           --------------

CONSUMER SERVICES-21.2%
AIRLINES-1.5%
Continental Airlines, Inc. Cl.B (a) ...         331,500       15,580,500
Delta Air Lines, Inc. .................          58,000        2,932,625
KLM Royal Dutch Air (Netherlands) .....         141,063        3,746,986
Northwest Airlines Corp. Cl.A (a) .....         251,260        7,647,726
UAL Corp. (a) .........................         188,000       10,939,250
                                                           --------------
                                                              40,847,087
                                                           --------------
BROADCASTING & CABLE-4.8%
AMFM, Inc. (a) ........................         414,100       28,572,900
AT&T Corp.-Liberty Media Cl.A (a) .....       2,265,220       54,931,585
Clear Channel Communications (a) ......         175,400       13,155,000
Viacom, Inc. (a) ......................         535,745       36,531,112
                                                           --------------
                                                             133,190,597
                                                           --------------
CELLULAR COMMUNICATIONS-4.6%
AT&T Wireless Group (a) ...............       1,921,000       53,547,875
Vodafone AirTouch Plc (ADR)
  (United Kingdom) ....................       1,785,800       73,999,087
                                                           --------------
                                                             127,546,962
                                                           --------------
ENTERTAINMENT & LEISURE-2.2%
Time Warner, Inc. .....................         514,300       39,086,800
Walt Disney Co. .......................         532,700       20,675,419
                                                           --------------
                                                              59,762,219
                                                           --------------
RETAIL- GENERAL MERCHANDISE-8.1%
Costco Wholesale Corp. (a) ............         221,600        7,312,800
Gap, Inc. .............................         914,550       28,579,687
Home Depot, Inc. ......................       1,800,547       89,914,816
Kohl's Corp. (a) ......................         549,800       30,582,625
Lowes Cos., Inc. ......................         695,400       28,554,863
Target Corp. ..........................         178,800       10,370,400
Tommy Hilfiger Corp. (a) ..............         403,200        3,024,000
Wal-Mart Stores, Inc. .................         464,600       26,772,575
                                                           --------------
                                                             225,111,766
                                                           --------------
                                                             586,458,631
                                                           --------------
FINANCE-15.3%
BANKING-MONEY CENTERS-4.0%
Chase Manhattan Corp. .................         367,700       16,937,181
Citigroup, Inc. .......................       1,535,875       92,536,469
                                                           --------------
                                                             109,473,650
                                                           --------------
BANKING- REGIONAL-0.5%
Bank of America Corp. .................         193,896        8,337,528
Fifth Third Bancorp ...................          84,200        5,325,650
                                                           --------------
                                                              13,663,178
                                                           --------------
BROKERAGE & MONEY MANAGEMENT-4.7%
Goldman Sachs Group, Inc. .............         193,600       18,367,800
Merrill Lynch & Co., Inc. .............         199,900       22,988,500
Morgan Stanley Dean Witter & Co. ......       1,061,410       88,362,382
                                                           --------------
                                                             129,718,682
                                                           --------------

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
--------------------------------------------------------------------------------
INSURANCE-0.6%
American International Group, Inc. ....         150,855   $   17,725,463

MORTGAGE BANKING-1.9%
Federal Home Loan Mortgage Corp. ......         986,800       39,965,400
Federal National Mortgage Assn. .......         226,000       11,794,375
                                                          ---------------
                                                              51,759,775
                                                          ---------------
MISCELLANEOUS-3.6%
Associates First Capital Corp. Cl.A ...       1,166,556       26,028,781
MBNA Corp. ............................       2,346,062       63,636,932
The CIT Group, Inc. Cl.A ..............         681,840       11,079,900
                                                          ---------------
                                                             100,745,613
                                                          ---------------
                                                             423,086,361
                                                          ---------------
HEALTH CARE-10.9%
DRUGS-10.3%
Merck & Co., Inc. .....................         175,500       13,447,687
Pfizer, Inc. ..........................       3,342,250      160,428,000
Pharmacia Corp. .......................         576,704       29,808,388
Schering-Plough Corp. .................       1,634,200       82,527,100
                                                          ---------------
                                                             286,211,175
                                                          ---------------
MEDICAL PRODUCTS-0.3%
Medtronic, Inc. .......................         155,000        7,720,938
                                                          ---------------
MEDICAL SERVICES-0.3%
IMS Health, Inc. ......................         432,400        7,783,200
                                                          ---------------
                                                             301,715,313
                                                          ---------------
MULTI-INDUSTRY COMPANIES-4.1%
Honeywell International, Inc. .........         402,237       13,550,359
Tyco International, Ltd. ..............       2,093,724       99,190,174
                                                          ---------------
                                                             112,740,533
                                                          ---------------
UTILITIES-3.6%
TELEPHONE UTILITIES-3.6%
MediaOne Group, Inc. (a) ..............       1,029,400       68,263,374
Sprint Corp. ..........................         250,000       12,750,000
WorldCom, Inc. (a) ....................         383,978       17,614,991
                                                          ---------------
                                                              98,628,365
                                                          ---------------
CONSUMER STAPLES-1.6%
HOUSEHOLD PRODUCTS-0.6%
Colgate-Palmolive Co. .................         257,300       15,405,837
                                                          ---------------
RETAIL - FOOD & DRUGS-0.7%
Kroger Co. (a) ........................         620,300       13,685,369
Walgreen Co. ..........................         200,000        6,437,500
                                                          ---------------
                                                              20,122,869
                                                          ---------------
TOBACCO-0.3%
Philip Morris Cos., Inc. ..............         366,473        9,734,439
                                                          ---------------
                                                              45,263,145
                                                          ---------------
ENERGY-1.6%
INTERNATIONAL-1.6%
BP Amoco Plc (ADR) (United Kingdom) ...         765,088       43,275,290
                                                          ---------------
CAPITAL GOODS-1.4%
ELECTRICAL EQUIPMENT-0.7%
General Electric Co. ..................         334,500       17,728,500
                                                          ---------------
MISCELLANEOUS-0.7%
United Technologies Corp. .............         346,500       20,400,188
                                                          ---------------
                                                              38,128,688
                                                          ---------------
AEROSPACE & DEFENSE-0.3%
AEROSPACE-0.3%
General Motors Corp. Cl.H (a) .........         109,200        9,582,300
                                                          ---------------
BASIC INDUSTRY-0.1%
PAPER & FOREST PRODUCTS-0.1%
International Paper Co. ...............         103,200        3,076,650
                                                          ---------------
Total Common Stocks
  (cost $1,964,279,375) ...............                    2,722,020,440
                                                          ---------------
SHORT-TERM INVESTMENTS-1.5%
COMMERCIAL PAPER-1.4%
General Electric Capital Corp.
  6.80%, 7/03/00 ......................         $38,883       38,868,311
                                                          ---------------
TIME DEPOSIT-0.1%
State Street Cayman Islands
  6.00%, 7/03/00 ......................           3,528        3,528,000
                                                          ---------------
Total Short-Term Investments
  (amortized cost $42,396,311) ........                       42,396,311
                                                          ---------------
TOTAL INVESTMENTS-99.9%
  (cost $2,006,675,686) ...............                    2,764,416,751
Other assets less liabilities-0.1% ....                        3,171,088
                                                          ---------------
NET ASSETS-100% .......................                   $2,767,587,839
                                                          ==============

--------------------------------------------------------------------------------

(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (cost $2,006,675,686) ................................      $2,764,416,751
  Cash ...................................................                 479
  Receivable for investment securities sold ..............           4,893,487
  Dividends and interest receivable ......................             777,355
                                                                --------------
  Total assets ...........................................       2,770,088,072
                                                                --------------
LIABILITIES
  Advisory fee payable ...................................           2,234,783
  Accrued expenses .......................................             265,450
                                                                --------------
  Total liabilities ......................................           2,500,233
                                                                --------------
NET ASSETS ...............................................      $2,767,587,839
                                                                ==============

COMPOSITION OF NET ASSETS
  Capital stock, at par ..................................      $       69,903
  Additional paid-in capital .............................       1,921,235,717
  Accumulated net investment loss ........................          (4,132,736)
  Accumulated net realized gain on investments and
     foreign currency transactions .......................          92,673,890
  Net unrealized appreciation of investments .............         757,741,065
                                                                --------------
                                                                $2,767,587,839
                                                                ==============
CLASS A SHARES
  Net assets .............................................      $2,618,007,905
                                                                ==============
  Shares of capital stock outstanding ....................          66,116,169
                                                                ==============
  Net asset value per share ..............................      $        39.60

CLASS B SHARES
  Net assets .............................................      $  149,579,934
                                                                ==============
  Shares of capital stock outstanding ....................           3,787,312
                                                                ==============
  Net asset value per share ..............................      $        39.50
                                                                ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign tax withheld of $115,101) ........    $  7,349,327
  Interest ...................................................       1,555,119
                                                                  ------------
  Total investment income ....................................       8,904,446
                                                                  ------------
EXPENSES
  Advisory fee ...............................................      12,527,000
  Distribution fee - Class B .................................          83,611
  Printing ...................................................         137,066
  Custodian ..................................................         125,210
  Audit and legal ............................................         116,397
  Administrative .............................................          31,500
  Directors' fees ............................................             679
  Transfer agency ............................................             488
  Miscellaneous ..............................................          15,231
                                                                  ------------
  Total expenses .............................................      13,037,182
                                                                  ------------
  Net investment loss ........................................      (4,132,736)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions ...............      93,157,880
  Net change in unrealized appreciation/depreciation of
    investments ..............................................      (5,535,926)
                                                                  ------------
  Net gain on investments ....................................      87,621,954
                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................    $ 83,489,218
                                                                  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

                                             SIX MONTHS ENDED      YEAR ENDED
                                              JUNE 30, 2000       DECEMBER 31,
                                               (UNAUDITED)           1999
                                             ----------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss .....................   $   (4,132,736)   $   (4,671,127)
  Net realized gain on investments and
    foreign currency transactions .........       93,157,880       136,966,342
  Net change in unrealized
    appreciation/depreciation of
    investments ...........................       (5,535,926)      381,569,586
                                              --------------    --------------
  Net increase in net assets from
    operations ............................       83,489,218       513,864,801

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A ...............................     (131,184,766)      (23,280,324)
    Class B ...............................       (5,912,426)               -0-

CAPITAL STOCK TRANSACTIONS
  Net increase ............................      448,508,832       634,848,234
                                              --------------    --------------
  Total increase ..........................      394,900,858     1,125,432,711

NET ASSETS
  Beginning of period .....................    2,372,686,981     1,247,254,270
                                              --------------    --------------
  End of period ...........................   $2,767,587,839    $2,372,686,981
                                              ==============    ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The Premier Growth Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of June 30, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Technology Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Port-

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

folio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $31,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2000.

Brokerage commissions paid by the Portfolio on investment transactions for the six months ended June 30, 2000, amounted to $897,843, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended June 30, 2000, the Fund paid a total of $9,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: DISTRIBUTION PLAN

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

PURCHASES:
Stocks and debt obligations ...................          $ 785,955,412
U.S. government and agencies ..................                     -0-

SALES:
Stocks and debt obligations ...................          $ 447,328,194
U.S. government and agencies ..................                     -0-

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .................          $ 888,415,830
Gross unrealized depreciation .................           (130,674,765)
                                                         -------------
Net unrealized appreciation ...................          $ 757,741,065
                                                         =============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At June 30, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. OPTION TRANSACTIONS

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2000.

--------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2000  DECEMBER 31,  JUNE 30, 2000   DECEMBER 31,
                      (UNAUDITED)       1999       (UNAUDITED)        1999
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            7,473,200    22,731,430    $299,506,927    $777,611,880
Shares issued in
  reinvestment of
  dividends and
  distributions        3,294,444       743,305     131,184,767      23,280,324
Shares redeemed       (2,643,766)   (5,672,425)   (106,962,516)   (190,852,826)
                      ----------    ----------    ------------    ------------
Net increase           8,123,878    17,802,310    $323,729,178    $610,039,378
                      ==========    ==========    ============    ============

                      SIX MONTHS     JULY 14,      SIX MONTHS       JULY 14,
                         ENDED       1999* TO         ENDED         1999* TO
                     JUNE 30, 2000  DECEMBER 31,  JUNE 30, 2000   DECEMBER 31,
                      (UNAUDITED)      1999       (UNAUDITED)         1999
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            2,992,679       678,946    $119,869,345     $25,084,578
Shares issued in
  reinvestment of
  dividends and
  distributions          148,815            -0-      5,912,426              -0-
Shares redeemed          (25,640)       (7,488)     (1,002,117)       (275,722)
                      ----------    ----------    ------------    ------------
Net increase           3,115,854       671,458    $124,779,654     $24,808,856
                      ==========    ==========    ============    ============

--------------------------------------------------------------------------------

NOTE F: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


NOTE G: BANK BORROWING

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended June 30, 2000.

--------------------------------------------------------------------------------

* Commencement of distribution.

PREMIER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                            Six Months
                                               Ended                         Year Ended December 31,
                                           June 30, 2000   ---------------------------------------------------------------
                                            (unaudited)       1999         1998         1997         1996         1995
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period ....     $40.45         $31.03       $20.99       $15.70       $17.80       $12.37
                                              ------         ------       ------       ------       ------       ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a) ........       (.06)          (.09)        (.01)(b)      .04(b)       .08(b)       .09(b)
Net realized and unrealized gain on
  investment transactions ...............       1.32           9.98        10.08         5.27         3.29         5.44
                                              ------         ------       ------       ------       ------       ------
Net increase in net asset value from
  operations ............................       1.26           9.89        10.07         5.31         3.37         5.53
                                              ------         ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income ....         -0-            -0-        (.03)        (.02)        (.10)        (.03)
Distributions from net realized gains ...      (2.11)          (.47)          -0-          -0-       (5.37)        (.07)
                                              ------         ------       ------       ------       ------       ------
Total dividends and distributions .......      (2.11)          (.47)        (.03)        (.02)       (5.47)        (.10)
                                              ------         ------       ------       ------       ------       ------
Net asset value, end of period ..........     $39.60         $40.45       $31.03       $20.99       $15.70       $17.80
                                              ======         ======       ======       ======       ======       ======

TOTAL RETURN
Total investment return based on net
  asset value (c) .......................       3.08%         32.32%       47.97%       33.86%       22.70%       44.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) ....................... $2,618,008     $2,345,563   $1,247,254     $472,326      $96,434      $29,278
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements ......................       1.03%(d)       1.05%        1.06%         .95%         .95%         .95%
  Expenses, before waivers and
    reimbursements ......................       1.03%(d)       1.05%        1.09%        1.10%        1.23%        1.19%
  Net investment income (loss) ..........       (.32)%(d)      (.27)%       (.04)%(b)     .21%(b)      .52%(b)      .55%(b)
Portfolio turnover rate .................         18%            26%          31%          27%          32%          97%

--------------------------------------------------------------------------------
See footnote summary on page 12.

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS B
                                                  -----------------------
                                                 SIX MONTHS JULY 14, 1999(E)
                                                    ENDED          TO
                                                JUNE 30, 2000  DECEMBER 31,
                                                 (UNAUDITED)      1999
                                                  ----------   ----------
Net asset value, beginning of period .........      $40.40       $35.72
                                                    ------       ------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a) ......................        (.12)        (.07)
Net realized and unrealized gain on
  investment transactions ....................        1.33         4.75
                                                    ------       ------
Net increase in net asset value from
  operations .................................        1.21         4.68
                                                    ------       ------
LESS: DISTRIBUTIONS
Distributions from net realized gains ........       (2.11)          -0-
                                                    ------       ------
Net asset value, end of period ...............      $39.50       $40.40
                                                    ------       ------
TOTAL RETURN
Total investment return based
  on net asset value (c) .....................        2.95%       13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ....    $149,580      $27,124
Ratios to average net assets of:
  Expenses (d) ...............................        1.30%        1.29%
  Net investment loss (d) ....................        (.62)%       (.53)%
Portfolio turnover rate ......................          18%          26%


--------------------------------------------------------------------------------

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Commencement of distribution.

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
JOHN D. CARIFA, Chairman and President
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)


OFFICERS
ANDREW ARAN, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
GREGORY DUBE, SENIOR VICE PRESIDENT
ALFRED L. HARRISON, SENIOR VICE PRESIDENT
NELSON JANTZEN, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
RAYMOND J. PAPERA, SENIOR VICE PRESIDENT
PETER ANASTOS, VICE PRESIDENT
BRUCE K. ARONOW, VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW BLOOM, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
NICHOLAS D.P. CARN, VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
JOSEPH C. DONA, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
F. JEANNE GOETZ, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
MICHAEL MON, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
DANIEL G. PINE, VICE PRESIDENT
PAUL C. RISSMAN, VICE PRESIDENT
TYLER J. SMITH, VICE PRESIDENT
JEAN VAN DE WALLE, VICE PRESIDENT
SANDRA YEAGER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
THOMAS MANLEY, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)  Member of the Audit Committee.

                       This page left intentionally blank

                                    ALLIANCE
                           ---------------------------
                                VARIABLE PRODUCTS
                           ---------------------------
                                   SERIES FUND
                           ---------------------------
                           GROWTH AND INCOME PORTFOLIO
                           ---------------------------




                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000
                                  (UNAUDITED)

                          Investment Products Offered
                          -----------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          -----------------------------

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
--------------------------------------------------------------------------------
United Technologies Corp.                       $ 22,996,575           4.1%
Kroger Co.                                        22,397,850           4.0
Household International, Inc.                     21,965,781           3.9
Pepsi Bottling Group, Inc.                        21,131,750           3.7
First Data Corp.                                  20,132,862           3.6
Tenet Healthcare Corp.                            19,793,700           3.5
Tyco International, Ltd.                          19,774,325           3.5
Chase Manhattan Corp.                             19,475,225           3.4
Schering-Plough Corp.                             15,251,000           2.7
BankAmerica Corp.                                 14,658,700           2.6
                                                $197,577,768          35.0%

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-97.5%
FINANCE-18.9%
BANKING-MONEY CENTERS-5.4%
Chase Manhattan Corp. ...................       422,800     $ 19,475,225
Citigroup, Inc. .........................       185,150       11,155,287
                                                             ------------
                                                              30,630,512
                                                             ------------
BANKING-REGIONAL-3.9%
Bank One Corp. ..........................       172,000        4,568,750
BankAmerica Corp. .......................       340,900       14,658,700
FleetBoston Financial Corp. .............        75,000        2,550,000
                                                             ------------
                                                              21,777,450
                                                             ------------
INSURANCE-2.1%
AFLAC, Inc. .............................       121,000        5,558,438
PMI Group, Inc. .........................        88,350        4,196,625
The Hartford Financial
  Services Group, Inc. ..................        36,000        2,013,750
                                                             ------------
                                                              11,768,813
                                                             ------------
REAL ESTATE-0.1%
ProLogis Trust ..........................        37,090          790,481
                                                             ------------
MISCELLANEOUS-7.4%
Associates First Capital Corp. Cl.A .....       552,300       12,323,194
Household International, Inc. ...........       528,500       21,965,781
MBNA Corp. ..............................       113,850        3,088,181
MGIC Investment Corp. ...................        55,000        2,502,500
The CIT Group, Inc. Cl.A ................       119,600        1,943,500
                                                             ------------
                                                              41,823,156
                                                             ------------
                                                             106,790,412
                                                             ------------
TECHNOLOGY-13.0%
COMPUTER HARDWARE-1.7%
Compaq Computer Corp. ...................       181,700        4,644,706
Gateway, Inc. (a) .......................        92,000        5,221,000
                                                             ------------
                                                               9,865,706
                                                             ------------
COMPUTER SERVICES-5.2%
Computer Sciences Corp. (a) .............        61,200        4,570,875
Electronic Data Systems Corp. ...........       115,000        4,743,750
First Data Corp. ........................       405,700       20,132,862
                                                             ------------
                                                              29,447,487
                                                             ------------
CONTRACT MANUFACTURING-3.0%
Sanmina Corp. (a) .......................       144,000       12,312,000
Solectron Corp. (a) .....................       104,800        4,388,500
                                                             ------------
                                                              16,700,500
                                                             ------------
SEMI-CONDUCTOR COMPONENTS-3.1%
Altera Corp. (a) ........................        54,000        5,504,625
Fairchild Semiconductor Corp. (a) .......        60,200        2,438,100
Micron Technology, Inc. (a) .............       107,000        9,422,688
                                                             ------------
                                                              17,365,413
                                                             ------------
                                                              73,379,106
                                                             ------------
CONSUMER STAPLES-11.9%
BEVERAGES-3.7%
Pepsi Bottling Group, Inc. ..............       724,000       21,131,750
                                                             ------------
COSMETICS-0.7%
Avon Products, Inc. .....................        92,000        4,094,000
                                                             ------------
FOOD-1.7%
General Mills, Inc. .....................        79,000        3,021,750
Heinz (H.J.) Co. ........................        43,000        1,881,250
Nabisco Group Holding Corp. .............       181,800        4,715,438
                                                             ------------
                                                               9,618,438
                                                             ------------
RETAIL-FOOD & DRUG-4.0%
Kroger Co. (a) ..........................     1,015,200       22,397,850
                                                             ------------
TOBACCO-1.8%
Philip Morris Cos., Inc. ................       374,000        9,934,375
                                                             ------------
                                                              67,176,413
                                                             ------------
UTILITIES-10.7%
ELECTRIC & GAS UTILITIES-2.4%
Allegheny Energy, Inc. ..................        51,900        1,420,763
CMS Energy Corp. ........................        88,400        1,955,850
Duke Power Energy Corp. .................        20,600        1,161,325
FPL Group, Inc. .........................        47,900        2,371,050
GPU, Inc. ...............................       143,700        3,888,881
Pinnacle West Capital Corp. .............        88,600        3,001,325
                                                             ------------
                                                              13,799,194
                                                             ------------
TELEPHONE UTILITIES-7.3%
AT&T Corp. ..............................       148,241        4,688,121
BellSouth Corp. .........................       215,000        9,164,375
MediaOne Group, Inc. (a) ................        52,000        3,448,315
Sprint Corp. ............................       188,000        9,588,000
U.S. WEST, Inc. .........................        68,500        5,873,875
WorldCom, Inc. (a) ......................       181,752        8,337,873
                                                             ------------
                                                              41,100,559
                                                             ------------
MISCELLANEOUS-1.0%
AES Corp. (a) ...........................       120,600        5,502,375
                                                             ------------
                                                              60,402,128
                                                             ------------
CONSUMER SERVICES-9.1%
AIRLINES-1.5%
Continental Airlines, Inc. Cl.B (a) .....       180,000        8,460,000
                                                             ------------
BROADCASTING & CABLE-2.7%
A.H. Belo Corp. Series A ................       199,000        3,445,187
Clear Channel Communications, Inc. (a) ..        74,000        5,550,000
Comcast Corp. Cl.A (a) ..................       155,000        6,277,500
                                                             ------------
                                                              15,272,687
                                                             ------------
ENTERTAINMENT & LEISURE-0.5%
Royal Caribbean Cruises, Ltd. ...........       138,600        2,564,100
                                                             ------------

                                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
--------------------------------------------------------------------------------
PRINTING & PUBLISHING-1.2%
Gannett Co., Inc. ........................      112,000    $   6,699,000
                                                            ------------
RETAIL - GENERAL MERCHANDISE-2.7%
Circuit City Stores-Circuit City Group ...      156,000        5,177,250
Limited, Inc. ............................      307,000        6,638,875
Saks, Inc. (a) ...........................      342,500        3,596,250
                                                            ------------
                                                              15,412,375
                                                            ------------
TOYS-0.5%
Mattel, Inc. .............................      209,000        2,756,188
                                                            ------------
                                                              51,164,350
                                                            ------------
ENERGY-9.0%
DOMESTIC INTEGRATED-3.2%
Kerr-Mcgee Corp. .........................      108,500        6,394,719
USX-Marathon Group .......................      470,500       11,791,906
                                                            ------------
                                                              18,186,625
                                                            ------------
DOMESTIC PRODUCERS-0.3%
Murphy Oil Corp. .........................       25,550        1,518,628
                                                            ------------
INTERNATIONAL-2.8%
BP Amoco Plc (ADR) .......................      116,440        6,586,137
Repsol, SA (ADR) .........................      169,000        3,348,313
Total Fina, SA (ADR) .....................       74,000        5,684,125
                                                            ------------
                                                              15,618,575
                                                            ------------
OIL SERVICE-1.0%
Noble Drilling Corp. (a) .................      140,200        5,774,488
                                                            ------------
MISCELLANEOUS-1.7%
Dynegy, Inc. .............................      140,000        9,563,750
                                                            ------------
                                                              50,662,066
                                                            ------------
HEALTH CARE-7.7%
DRUGS-2.7%
Schering-Plough Corp. ....................      302,000       15,251,000
                                                            ------------
MEDICAL PRODUCTS-1.5%
Abbott Laboratories ......................      190,000        8,466,875
                                                            ------------
MEDICAL SERVICES-3.5%
Tenet Healthcare Corp. ...................      733,100       19,793,700
                                                            ------------
                                                              43,511,575
                                                            ------------
MULTI-INDUSTRY COMPANIES-6.4%
Honeywell International, Inc. ............      392,493       13,222,108
Tyco International, Ltd. .................      417,400       19,774,325
U.S. Industries, Inc. ....................      269,100        3,262,837
                                                            ------------
                                                              36,259,270
                                                            ------------
BASIC INDUSTRIES-4.2%
CHEMICALS-2.8%
Eastman Chemical Co. .....................       47,000        2,244,250
Lyondell Chemical Co. ....................      605,000       10,133,750
Solutia, Inc. ............................      265,000        3,643,750
                                                            ------------
                                                              16,021,750
                                                            ------------
MINING & METALS-1.4%
Alcoa, Inc. ..............................      274,700        7,966,300
                                                            ------------
                                                              23,988,050
                                                            ------------
CAPITAL GOODS-4.1%
MISCELLANEOUS-4.1%
United Technologies Corp. ................      390,600       22,996,575
                                                            ------------
CONSUMER MANUFACTURING-1.3%
BUILDING & RELATED-1.3%
Masco Corp. ..............................      413,000        7,459,813
                                                            ------------
TRANSPORTATION-1.2%
RAILROADS-0.9%
Burlington Northern Santa Fe Corp. .......      220,000        5,046,250
                                                            ------------
MISCELLANEOUS-0.3%
Wisconsin Central Transport Corp. (a) ....      120,000        1,560,000
                                                            ------------
                                                               6,606,250
                                                            ------------
Total Common Stocks
  (cost $503,786,947) ....................                   550,396,008
                                                            ------------
SHORT-TERM INVESTMENT-3.1%
TIME DEPOSIT-3.1%
State Street Euro Dollar
  6.00%, 7/03/00
  (amortized cost $17,529,000) ...........       17,529       17,529,000
                                                            ------------
TOTAL INVESTMENTS-100.6%
  (cost $521,315,947) ....................                   567,925,008
Other assets less liabilities-(0.6%) .....                    (3,292,876)
                                                            ------------
NET ASSETS-100% ..........................                  $564,632,132
                                                            ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $521,315,947) ...     $567,925,008
  Cash ......................................................              157
  Receivable for investment securities sold .................        3,364,195
  Dividends and interest receivable .........................          823,082
                                                                  ------------
  Total assets ..............................................      572,112,442
                                                                  ------------
LIABILITIES
  Payable for investment securities purchased ...............        7,067,831
  Advisory fee payable ......................................          293,737
  Accrued expenses ..........................................          118,742
                                                                  ------------
  Total liabilities .........................................        7,480,310
                                                                  ------------
NET ASSETS ..................................................     $564,632,132
                                                                  ============

COMPOSITION OF NET ASSETS
  Capital stock, at par .....................................     $     26,427
  Additional paid-in capital ................................      489,485,417
  Undistributed net investment income .......................        2,566,748
  Accumulated net realized gain on investments ..............       25,944,479
  Net unrealized appreciation of investments ................       46,609,061
                                                                  ------------
                                                                  $564,632,132
                                                                  ============
CLASS A SHARES
  Net assets ................................................     $540,213,818
                                                                  ============
  Shares of capital stock outstanding .......................       25,281,034
                                                                  ============
  Net asset value per share .................................     $      21.37
                                                                  ============
CLASS B SHARES
  Net assets ................................................     $ 24,418,314
                                                                  ============
  Shares of capital stock outstanding .......................        1,145,899
                                                                  ============
  Net asset value per share .................................     $      21.31
                                                                  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (unaudited)
                                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign tax withheld of $13,034) .......      $  4,060,286
  Interest .................................................           408,141
                                                                  ------------
  Total investment income ..................................         4,468,427
                                                                  ------------
EXPENSES
  Advisory fee .............................................         1,655,655
  Distribution fee - Class B ...............................            16,505
  Custodian ................................................            65,800
  Audit and legal ..........................................            42,192
  Administrative ...........................................            31,472
  Printing .................................................            28,382
  Directors' fees ..........................................               578
  Transfer agency ..........................................               496
  Miscellaneous ............................................             8,898
                                                                  ------------
  Total expenses ...........................................         1,849,978
                                                                  ------------
  Net investment income ....................................         2,618,449
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions .............        26,103,667
  Net change in unrealized appreciation/depreciation
    of investments .........................................        (1,900,510)
                                                                  ------------
  Net gain on investments ..................................        24,203,157
                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................      $ 26,821,606
                                                                  ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
                                                SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 2000     DECEMBER 31,
                                                  (UNAUDITED)         1999
                                                ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income .......................   $  2,618,449    $  3,401,733
  Net realized gain on investments ............     26,103,667      35,901,080
  Net change in unrealized
    appreciation/depreciation of investments ..     (1,900,510)      7,123,872
                                                  ------------    ------------
  Net increase in net assets from operations ..     26,821,606      46,426,685

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................     (3,288,670)     (3,318,107)
    Class B ...................................       (113,881)             -0-
  Net realized gain on investments
    Class A ...................................    (34,576,976)    (42,704,228)
    Class B ...................................     (1,241,725)             -0-

CAPITAL STOCK TRANSACTIONS
  Net increase ................................     46,876,159     148,136,928
                                                  ------------    ------------
  Total increase ..............................     34,476,513     148,541,278

NET ASSETS
  Beginning of period .........................    530,155,619     381,614,341
                                                  ------------    ------------
  End of period (including undistributed net
    investment income of $2,566,748 and
    $3,350,850, respectively) .................   $564,632,132    $530,155,619
                                                  ============    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The Growth and Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of June 30, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Technology Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .625% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $31,472 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2000.

During the six months ended June 30, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2000, the Portfolio received no such waivers/reimbursements.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2000, amounted to $463,702 , none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $34,043 was paid to DLJ directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended June 30, 2000, the Fund paid a total of $9,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: DISTRIBUTION PLAN

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

PURCHASES:
Stocks and debt obligations ...............................       $183,196,783
U.S. government and agencies ..............................                 -0-

SALES:
Stocks and debt obligations ...............................       $161,602,889
U.S. government and agencies ..............................                 -0-

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .............................       $ 89,184,997
Gross unrealized depreciation .............................        (42,575,936)
                                                                  ------------
Net unrealized appreciation ...............................       $ 46,609,061
                                                                  ============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At June 30, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. OPTION TRANSACTIONS

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2000.

--------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each lass consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 2000  DECEMBER 31,  JUNE 30, 2000   DECEMBER 31,
                      (UNAUDITED)       1999       (UNAUDITED)        1999
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold ........   4,501,343     7,229,780    $ 98,404,411    $158,338,431
Shares issued in
  reinvestment of
  dividends and
  distributions ....   1,690,431     2,179,088      37,865,646      46,022,335
Shares redeemed ....  (4,879,594)   (2,910,169)   (106,582,090)    (64,051,586)
                      ----------     ---------    ------------    ------------
Net increase .......   1,312,180     6,498,699    $ 29,687,967    $140,309,180
                      ==========     =========    ============    ============

                      SIX MONTHS     JUNE 1,      SIX MONTHS        JUNE 1,
                        ENDED        1999* TO       ENDED          1999* TO
                    JUNE 30, 2000  DECEMBER 31,  JUNE 30, 2000   DECEMBER 31,
                     (UNAUDITED)       1999       (UNAUDITED)        1999
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold ........     799,588       384,785    $ 17,586,074    $  8,209,638
Shares issued in
  reinvestment of
  dividends and
  distributions ....      60,654            -0-      1,355,606              -0-
Shares redeemed ....     (81,651)      (17,477)     (1,753,488)       (381,890)
                      ----------     ---------    ------------    ------------
Net increase .......     778,591       367,308    $ 17,188,192    $  7,827,748
                      ==========     =========    ============    ============

--------------------------------------------------------------------------------

NOTE F: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

* Commencement of distribution.

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

NOTE G: BANK BORROWING

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended June 30, 2000.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                             CLASS A
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                        YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2000  ---------------------------------------------------------------
                                            (UNAUDITED)     1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period .....    $21.79       $21.84       $19.93       $16.40       $15.79       $11.85
                                              ------       ------       ------       ------       ------       ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a) ................       .11          .16          .22          .21(b)       .24(b)       .27(b)
Net realized and unrealized gain on
  investment transactions ................      1.08         2.25         3.81         4.39         3.18         3.94
                                              ------       ------       ------       ------       ------       ------
Net increase in net asset value from
  operations .............................      1.19         2.41         4.03         4.60         3.42         4.21
                                              ------       ------       ------       ------       ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income .....      (.14)        (.18)        (.16)        (.13)        (.25)        (.13)
Distributions from net realized gains ....     (1.47)       (2.28)       (1.96)        (.94)       (2.56)        (.14)
                                              ------       ------       ------       ------       ------       ------
Total dividends and distributions ........     (1.61)       (2.46)       (2.12)       (1.07)       (2.81)        (.27)
                                              ------       ------       ------       ------       ------       ------
Net asset value, end of period ...........    $21.37       $21.79       $21.84       $19.93       $16.40       $15.79
                                              ======       ======       ======       ======       ======       ======

TOTAL RETURN
Total investment return based on net
  asset value (c) ........................      5.13%       11.37%       20.89%       28.80%       24.09%       35.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) ........................  $540,214     $522,163     $381,614     $250,202     $126,729      $41,993
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements .......................       .69%(d)      .71%         .73%         .72%         .82%         .79%
  Expenses, before waivers and
    reimbursements .......................       .69%(d)      .71%         .73%         .72%         .82%         .79%
  Net investment income ..................       .99%(d)      .75%        1.07%        1.16%(b)     1.58%(b)     1.95%(b)
Portfolio turnover rate ..................        31%          46%          79%          86%          87%         150%

--------------------------------------------------------------------------------
See footnote summary on page 13.

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                   CLASS B
                                          ---------------------------
                                           Six Months  June 1, 1999(e)
                                              Ended           to
                                          June 30, 2000  December 31,
                                           (unaudited)      1999
                                          -------------  ------------
Net asset value, beginning of period ....     $21.76       $21.37
                                              ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a) ...............        .10          .07
Net realized and unrealized gain on
  investment transactions ...............       1.06          .32
                                              ------       ------
Net increase in net asset value from
  operations ............................       1.16          .39
                                              ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income ....       (.14)          -0-
Distributions from net realized gains ...      (1.47)          -0-
                                              ------       ------
Total dividends and distributions .......      (1.61)          -0-
                                              ------       ------
Net asset value, end of period ..........     $21.31       $21.76
                                              ======       ======

TOTAL RETURN
Total investment return based on net
  asset value (c) .......................       4.97%        1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) .......................    $24,418       $7,993
Ratios to average net assets of:
  Expenses (d) ..........................        .95%         .97%
  Net investment income (d) .............        .81%         .55%
Portfolio turnover rate .................         31%          46%

--------------------------------------------------------------------------------

(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Commencement of distribution.

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ANDREW ARAN, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
GREGORY DUBE, SENIOR VICE PRESIDENT
ALFRED L. HARRISON, SENIOR VICE PRESIDENT
NELSON JANTZEN, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
RAYMOND J. PAPERA, SENIOR VICE PRESIDENT
PETER ANASTOS, VICE PRESIDENT
BRUCE K. ARONOW, VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW BLOOM, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
NICHOLAS D.P. CARN, VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
JOSEPH C. DONA, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
F. JEANNE GOETZ, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
MICHAEL MON, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
DANIEL G. PINE, VICE PRESIDENT
PAUL C. RISSMAN, VICE PRESIDENT
TYLER J. SMITH, VICE PRESIDENT
JEAN VAN DE WALLE, VICE PRESIDENT
SANDRA YEAGER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
THOMAS MANLEY, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

                                    ALLIANCE
                         -------------------------------
                                VARIABLE PRODUCTS
                         -------------------------------
                                   SERIES FUND
                         -------------------------------
                                QUASAR PORTFOLIO
                         -------------------------------



                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000
                                  (UNAUDITED)

                          Investment Products Offered
                         ------------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                         ------------------------------

QUASAR PORTFOLIO
TEN LARGEST HOLDINGS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
                                                                 PERCENT OF
COMPANY                                      U.S. $ VALUE        NET ASSETS
--------------------------------------------------------------------------------
Exar Corp.                                    $ 3,147,469            1.5%
Dycom Industries, Inc.                          3,123,400            1.5
Documentum, Inc.                                2,949,375            1.5
Black Box Corp.                                 2,945,194            1.4
SonicWALL, Inc.                                 2,835,612            1.4
MasTec, Inc.                                    2,770,503            1.4
LifePoint Hospitals, Inc.                       2,636,625            1.3
Alpharma, Inc.                                  2,595,825            1.3
Iron Mountain, Inc.                             2,563,600            1.3
Fairchild Semiconductor Corp.                   2,527,200            1.2
                                              $28,094,803           13.8%

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
COMMON STOCKS-91.5%
TECHNOLOGY-32.4%
COMMUNICATIONS EQUIPMENT-2.0%
Digital Microwave Corp. (a) ................     34,000     $  1,296,250
Exfo Electro-Optical Engineering, Inc. .....      2,700          118,463
New Focus, Inc. (a) ........................     10,600          870,525
Stanford Microdevices, Inc. (a) ............     17,000          738,438
Westell Technologies, Inc. (a) .............     66,200          993,000
                                                             ------------
                                                               4,016,676
                                                             ------------
COMPUTER PERIPHERALS-1.1%
Informatica Corp. (a) ......................     26,900        2,204,119
                                                             ------------
COMPUTER SOFTWARE & SERVICES-10.1%
Active Software, Inc. (a) ..................     19,200        1,491,600
Actuate Software Corp. (a) .................     35,000        1,868,125
BackWeb Technologies, Ltd. (Israel) (a) ....     66,200        1,514,325
Business Objects, SA (ADR) (France) (a) ....     19,400        1,709,625
Documentum, Inc. (a) .......................     33,000        2,949,375
eLoyalty Corp. (a) .........................     69,200          882,300
Interwoven, Inc. (a) .......................     15,000        1,649,766
Macrovision Corp. (a) ......................     37,100        2,371,502
Micromuse, Inc. (a) ........................      8,900        1,472,811
NetIQ Corp. (a) ............................     25,700        1,532,362
Pivotal Corp. (a) ..........................     49,800        1,170,300
Precise Software Solutions, Ltd. ...........        400            9,600
Watchguard Technologies, Inc. (a) ..........     36,200        1,988,737
                                                             ------------
                                                              20,610,428
                                                             ------------
CONTRACT MANUFACTURING-1.2%
DDi Corp. (a) ..............................     83,400        2,376,900
                                                             ------------
INTERNET-1.6%
DigitalThink, Inc. (a) .....................     19,800          710,325
Excalibur Technologies Corp. (a) ...........     24,400          974,475
NetRatings, Inc. (a) .......................      4,500          115,312
Niku Corp. (a) .............................     22,400          756,000
Selectica, Inc. (a) ........................      6,000          420,375
Virage, Inc. (a) ...........................     15,500          279,969
                                                             ------------
                                                               3,256,456
                                                             ------------
NETWORKING SOFTWARE-2.5%
PC-Tel, Inc. (a) ...........................     25,100          953,800
Predictive Systems, Inc. (a) ...............     31,400        1,128,438
SonicWALL, Inc. (a) ........................     32,200        2,835,612
Stratos Lightwave, Inc. (a) ................      4,500          125,438
                                                             ------------
                                                               5,043,288
                                                             ------------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-4.7%
Credence Systems Corp. (a) .................     41,500        2,290,281
Intersil Holding Corp. (a) .................     40,700        2,200,344
ISS Group, Inc. (a) ........................     21,900        2,162,283
MKS Instruments, Inc. (a) ..................     32,700        1,279,388
Varian Semiconductor
  Equipment Associates, Inc. (a) ...........     25,000        1,570,312
                                                             ------------
                                                               9,502,608
                                                             ------------
SEMI-CONDUCTOR COMPONENTS-5.6%
Elantec Semiconductor, Inc. (a) ............     23,700        1,650,112
Fairchild Semiconductor Corp. (a) ..........     62,400        2,527,200
International Rectifier Corp. (a) ..........     39,100        2,189,600
Marvell Technology Group Ltd. (a) ..........      4,500          256,500
Metron Tech NV (a) .........................     23,700          298,842
SCG Holding Corp. (a) ......................     44,000          962,500
Semtech Corp. (a) ..........................     27,600        2,110,969
TelCom Semiconductor, Inc. (a) .............     36,400        1,469,650
                                                             ------------
                                                              11,465,373
                                                             ------------
MISCELLANEOUS-3.6%
Aeroflex, Inc. (a) .........................     21,000        1,043,437
Amphenol Corp. Cl.A (a) ....................     23,500        1,555,406
Exar Corp. (a) .............................     36,100        3,147,469
PRI Automation, Inc. (a) ...................     22,900        1,497,445
StorageNetworks, Inc. (a) ..................      1,300          117,325
                                                             ------------
                                                               7,361,082
                                                             ------------
                                                              65,836,930
                                                             ------------
CONSUMER PRODUCTS & SERVICES-23.0%
AIRLINES-0.9%
Expeditores International of
  Washington, Inc. .........................     40,100        1,904,750
                                                             ------------
APPAREL-0.5%
Mens Wearhouse, Inc. (a) ...................     40,050          893,615
                                                             ------------
BROADCASTING & CABLE-1.1%
Classic Communications, Inc. Cl.A (a) ......     29,500          263,656
Westwood One, Inc. (a) .....................     58,700        2,003,138
                                                             ------------
                                                               2,266,794
                                                             ------------

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
COMPANY                                          SHARES     U.S. $ VALUE
--------------------------------------------------------------------------------
CELLULAR COMMUNICATIONS-1.8%
Pinnacle Holdings, Inc. (a) .................    30,500     $  1,647,000
SBA Communcations Corp. Cl.A (a) ............    39,700        2,061,919
                                                            -------------
                                                               3,708,919
                                                            -------------
ENTERTAINMENT & LEISURE-2.0%
Ackerley Group, Inc. ........................    62,900          739,075
Cinar Corp. Cl.B (ADR) (Canada) (a) (b) .....    40,100          280,700
Imax Corp. (a) ..............................    46,300        1,053,325
Penton Media, Inc. ..........................    55,100        1,928,500
                                                            -------------
                                                               4,001,600
                                                            -------------
GAMING-0.7%
Station Casinos, Inc. (a) ...................    56,900        1,422,500
                                                            -------------
RETAIL - GENERAL MERCHANDISE-3.9%
BJ's Wholesale Club, Inc. (a) ...............    66,900        2,207,700
Freds, Inc. Class A .........................    21,300          383,400
Group 1 Automotive, Inc. (a) ................   108,900        1,306,800
Michaels Stores, Inc. (a) ...................    27,300        1,250,681
MSC Industrial Direct Co., Inc. Cl.A, (a) ...    72,600        1,520,063
Venator Group, Inc. (a) .....................   119,200        1,221,800
                                                            -------------
                                                               7,890,444
                                                            -------------
MISCELLANEOUS-12.1%
Black Box Corp. (a) .........................    37,200        2,945,194
Career Education Corp. (a) ..................    28,400        1,377,400
CDW Computer Centers, Inc. (a) ..............    34,200        2,137,500
ChoicePoint, Inc. (a) .......................    33,232        1,478,824
Dycom Industries, Inc. (a) ..................    67,900        3,123,400
FirstService Corp. (Canada) (a) .............    65,400          784,800
Insight Enterprises, Inc. (a) ...............    40,200        2,384,362
Iron Mountain, Inc. (a) .....................    75,400        2,563,600
MasTec, Inc. (a) ............................    72,550        2,770,503
PC Connection, Inc. (a) .....................     8,000          456,000
Rent-Way, Inc. (a) ..........................    45,700        1,333,869
TeleSpectrum Worldwide, Inc. (a) ............   282,400        1,288,450
West TeleServices Corp. (a) .................    76,400        1,933,875
                                                            -------------
                                                              24,577,777
                                                            -------------
                                                              46,666,399
                                                            -------------
HEALTH CARE-18.2%
BIOTECHNOLOGY-6.6%
Abgenix, Inc. (a) ...........................     7,600          910,931
Aviron (a) ..................................    54,500        1,682,687
Exelixis, Inc. (a) ..........................     8,000          267,000
Genomic Solutions, Inc. (a) .................    63,700          931,613
IDEC Pharmaceuticals Corp. (a) ..............    17,400        2,041,237
Intermune Pharmaceuticals, Inc. (a) .........    28,700        1,185,669
Orchid Biosciences, Inc. (a) ................    26,600        1,009,969
PRAECIS Pharmaceuticals, Inc. (a) ...........    18,700          521,263
Tanox, Inc. (a) .............................    26,200        1,239,588
Trimeris, Inc. (a) ..........................    18,200        1,272,862
United Therapeutics Corp. (a) ...............    21,700        2,351,737
                                                            -------------
                                                              13,414,556
                                                            -------------
DRUGS-3.9%
Alpharma, Inc. Cl.A .........................    41,700        2,595,825
Jones Pharma, Inc. ..........................    39,800        1,589,512
King Pharmaceuticals, Inc. (a) ..............    54,000        2,369,250
Matrix Pharmaceutical, Inc. (a) .............    33,100          432,369
Shire Pharmaceuticals Group PLC (ADR)
  (United Kingdom) (a) ......................    18,700          970,063
                                                            -------------
                                                               7,957,019
                                                            -------------
MEDICAL PRODUCTS-1.2%
INAMED Corp. (a) ............................    40,000        1,465,000
InfoCure Corp. (a) ..........................    63,700          358,313
Physiometrix, Inc. (a) ......................    29,400          650,475
                                                            -------------
                                                               2,473,788
                                                            -------------
MEDICAL SERVICES-5.5%
AmeriSource Health Corp. (a) ................    48,200        1,494,200
Bindley Western Industries, Inc. ............    58,900        1,557,169
Hooper Holmes, Inc. .........................   103,100          824,800
LifePoint Hospitals, Inc. (a) ...............   118,500        2,636,625
Orthodontic Centers of America, Inc. (a) ....    65,000        1,470,625
Quest Diagnostics, Inc. (a) .................    27,900        1,996,593
ResMed, Inc. (a) ............................    39,600        1,059,300
                                                            -------------
                                                              11,039,312
                                                            -------------
MISCELLANEOUS-1.0%
Tektronix, Inc. .............................    26,600        1,968,400
                                                            -------------
                                                              36,853,075
                                                            -------------
ENERGY-4.7%
DOMESTIC PRODUCERS-1.8%
Barrett Resources Corp. (a) .................    52,800        1,607,100
Capstone Turbine Corp. (a) ..................    14,500          653,406
Murphy Oil Corp. ............................    23,500        1,396,781
                                                            -------------
                                                               3,657,287
                                                            -------------
OIL SERVICE-0.8%
Core Laboratories NV (a) ....................    12,700          368,300
Santa Fe International Corp. ................    36,200        1,264,737
                                                            -------------
                                                               1,633,037
                                                            -------------
PIPELINES-1.6%
Kinder Morgan, Inc. .........................    44,100        1,524,206
Maverick Tube Corp. (a) .....................    27,100          789,288
Patterson Energy, Inc. (a) ..................    28,700          817,950
                                                            -------------
                                                               3,131,444
                                                            -------------
MISCELLANEOUS-0.5%
Newfield Exploration Co. (a) ................    26,900        1,052,463
                                                            -------------
                                                               9,474,231
                                                            -------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
--------------------------------------------------------------------------------
UTILITIES-3.9%
TELEPHONE UTILITY-1.2%
MGC Communications, Inc. (a) ................    14,800     $    887,075
Millicom International Cellular, SA
  (Luxembourg) (a) ..........................    43,900        1,536,500
                                                            -------------
                                                               2,423,575
                                                            -------------
MISCELLANEOUS-2.7%
Covad Communications Group, Inc. ............    37,000          596,625
Digital Lightwave, Inc. (a) .................     3,500          351,750
Dobson Communications Corp. Cl.A (a) ........    33,900          652,575
GT Group Telecom, Inc. Cl.B (a) .............    52,900          836,481
Net2000 Communication, Inc. (a) .............    95,700        1,567,088
Rural Celluar Corp. Cl.A (a) ................    20,400        1,561,875
                                                            -------------
                                                               5,566,394
                                                            -------------
                                                               7,989,969
                                                            -------------
CAPITAL GOODS-3.8%
ELECTRICAL EQUIPMENT-1.2%
American Superconductor Corp. (a) ...........    23,200        1,119,400
C&D Technologies, Inc. ......................    23,400        1,322,100
                                                            -------------
                                                               2,441,500
                                                            -------------
POLLUTION CONTROL-0.7%
Tetra Tech, Inc. (a) ........................    64,500        1,475,438
                                                            -------------
MISCELLANEOUS-1.9%
Carlisle Cos., Inc. .........................    22,900        1,030,500
L-3 Communications Holding, Inc. (a) ........    27,300        1,557,806
Mohawk Industries, Inc. (a) .................    18,850          409,988
Roper Industries, Inc. ......................    31,700          812,312
                                                            -------------
                                                               3,810,606
                                                            -------------
                                                               7,727,544
                                                            -------------
FINANCE-3.6%
BANKING-REGIONAL-0.7%
Silicon Valley Bancshares (a) ...............    32,000        1,364,000
                                                            -------------
BROKERAGE & MONEY MANAGEMENT-1.1%
Legg Mason, Inc. ............................    46,400        2,320,000
                                                            -------------
INSURANCE-0.8%
Reinsurance Group of America, Inc. ..........    57,000        1,717,125
                                                            -------------
MISCELLANEOUS-1.0%
CompuCredit Corp. (a) .......................    66,500        1,995,000
                                                            -------------
                                                               7,396,125
                                                            -------------
BASIC INDUSTRIES-1.7%
CHEMICALS-1.0%
OM Group, Inc. ..............................    45,300        1,993,200
                                                            -------------
CONTAINERS-0.6%
Packaging Corp. of America (a) ..............   118,300        1,197,787
                                                            -------------
MINING & METALS-0.1%
Ispat International NV Cl.A (ADR)
  (Netherlands) .............................    26,700          253,650
                                                            -------------
                                                               3,444,637
                                                            -------------
CONSUMER MANUFACTURING-0.2%
AUTO & RELATED-0.2%
Tower Automotive, Inc. (a) ..................    37,600          470,000
                                                            -------------
Total Common Stocks
  (cost $159,112,202) .......................                185,858,910
                                                            -------------
SHORT-TERM INVESTMENT-10.4%
TIME DEPOSIT-10.4%
State Street Euro Dollar
  6.00%, 7/03/00
  (amortized cost $21,187,000) ..............   $21,187       21,187,000
                                                            -------------

TOTAL INVESTMENTS-101.9%
  (cost $180,299,202) .......................                207,045,910
Other assets less liabilities-(1.9%) ........                 (3,936,101)
                                                            -------------
NET ASSETS-100% .............................               $203,109,809
                                                            ============

--------------------------------------------------------------------------------
(a)  Non-income producing security.

(b)  Illiquid security valued at fair market value (see Note A).

     Glossary:
     ADR - American Depositary Receipts

     See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $180,299,202) ..      $207,045,910
  Cash .....................................................               710
  Receivable for investment securities sold ................         1,208,158
  Dividends and interest receivable ........................            11,297
  Deferred organization expenses ...........................             5,877
                                                                  ------------
  Total assets .............................................       208,271,952
                                                                  ------------
LIABILITIES
  Payable for investment securities purchased ..............         5,007,158
  Advisory fee payable .....................................           108,914
  Accrued expenses .........................................            46,071
                                                                  ------------
  Total liabilities ........................................         5,162,143
                                                                  ------------
NET ASSETS .................................................      $203,109,809
                                                                  ============
COMPOSITION OF NET ASSETS
  Capital stock, at par ....................................      $     15,007
  Additional paid-in capital ...............................       175,164,336
  Accumulated net investment loss ..........................          (186,978)
  Accumulated net realized gain on investments .............         1,370,736
  Net unrealized appreciation of investments ...............        26,746,708
                                                                  ------------
                                                                  $203,109,809
                                                                  ============
CLASS A SHARES
  Net assets ...............................................      $203,109,809
                                                                  ============
  Shares of capital stock outstanding ......................        15,007,231
                                                                  ============
  Net asset value per share ................................      $      13.53
                                                                  ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest ...................................................     $   363,139
  Dividends (net of foreign tax withheld of $7,408) ..........         124,121
                                                                   -----------
  Total investment income ....................................         487,260
                                                                   -----------
EXPENSES
  Advisory fee ...............................................         861,624
  Custodian ..................................................          58,372
  Administrative .............................................          31,500
  Audit and legal ............................................          11,983
  Printing ...................................................           8,034
  Amortization of organization expenses ......................           2,548
  Directors' fees ............................................             702
  Transfer agency ............................................             520
  Miscellaneous ..............................................           3,227
                                                                   -----------
  Total expenses .............................................         978,510
  Less: expenses waived and reimbursed .......................        (159,967)
                                                                   -----------
  Net expenses ...............................................         818,543
                                                                   -----------
  Net investment loss ........................................        (331,283)
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions ...............       3,426,368
  Net change in unrealized appreciation of investments .......      12,300,280
                                                                   -----------
  Net gain on investments ....................................      15,726,648
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................     $15,395,365
                                                                   ===========
--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 2000        DECEMBER 31,
                                              (UNAUDITED)            1999
                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)               $   (331,283)        $    861,387
  Net realized gain on investments              3,426,368            6,765,798
  Net change in unrealized appreciation/
    depreciation of investments                12,300,280           16,149,753
                                             ------------         ------------
  Net increase in net assets from
    operations                                 15,395,365           23,776,938

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                      (657,364)            (312,237)
  Net realized gain on investments
    Class A                                    (4,601,546)                  -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                 23,362,020           55,276,395
                                             ------------         ------------
  Total increase                               33,498,475           78,741,096

NET ASSETS
  Beginning of period                         169,611,334           90,870,238
                                             ------------         ------------
  End of period (including
    undistributed net investment income
    of $801,669 at December 31, 1999)        $203,109,809         $169,611,334
                                             ============         ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The Quasar Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of June 30, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Technology Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and

                                         Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES

Organization expenses of $26,098 have been deferred and are being amortized on a straight line basis through August 2001.

4. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

During the six months ended June 30, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2000, such waivers/reimbursements amounted to $159,967.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2000, amounted to $289,791, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $4,060 was paid to DLJ directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended June 30, 2000, the Fund paid a total of $9,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: DISTRIBUTION PLAN

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distribu-

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

tor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

PURCHASES:
Stocks and debt obligations ..............................        $186,332,239
U.S. government and agencies .............................                  -0-

SALES:
Stocks and debt obligations ..............................        $171,990,082
U.S. government and agencies .............................                  -0-

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ............................        $ 37,737,539
Gross unrealized depreciation ............................         (10,990,831)
                                                                  ------------
Net unrealized appreciation ..............................        $ 26,746,708
                                                                  ============

1. FORWARD EXCHANGE CURRENCY CONTRACTS

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At June 30, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. OPTION TRANSACTIONS

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2000.

--------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     SIX MONTHS                    SIX MONTHS
                        ENDED       YEAR ENDED        ENDED        YEAR ENDED
                    JUNE 30, 2000  DECEMBER 31,   JUNE 30, 2000   DECEMBER 31,
                     (UNAUDITED)       1999        (UNAUDITED)        1999
                    ------------  -------------  --------------  --------------
CLASS A
Shares sold .......   23,465,759    18,952,076   $ 297,628,968   $ 218,586,174
Shares issued in
  reinvestment of
  dividends and
  distributions ...      417,374        27,705       5,258,910         312,238
Shares redeemed ...  (21,918,106)  (14,096,710)   (279,525,858)   (163,622,017)
                     -----------   -----------   -------------   -------------
Net increase ......    1,965,027     4,883,071   $  23,362,020   $  55,276,395
                     ===========   ===========   =============   =============

--------------------------------------------------------------------------------

NOTE F: CONCENTRATION OF RISK

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: BANK BORROWING

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended June 30, 2000.

QUASAR PORTFOLIO
FINANCIAL HIGHLIGHTS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                            SIX MONTHS                                           AUGUST 5,
                                              ENDED            YEAR ENDED DECEMBER 31,           1996(A) TO
                                          JUNE 30, 2000  -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)      1999         1998         1997         1996
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period .....    $13.00       $11.14       $12.61       $10.64       $10.00
                                              ------       ------       ------       ------       ------
Income From Investment Operations
Net investment income (loss) (b)(c) ......      (.02)         .08          .07          .02          .04
Net realized and unrealized gain (loss)
  on investment transactions .............       .94         1.82         (.49)        1.96          .60
                                              ------       ------       ------       ------       ------
Net increase (decrease) in net asset
  value from operations ..................       .92         1.90         (.42)        1.98          .64
                                              ------       ------       ------       ------       ------
Less: Dividends and Distributions
Dividends from net investment income .....      (.05)        (.04)        (.01)        (.01)          -0-
Distributions from net realized gains ....      (.34)          -0-       (1.04)          -0-          -0-
                                              ------       ------       ------       ------       ------
Total dividends and distributions ........      (.39)        (.04)       (1.05)        (.01)          -0-
                                              ------       ------       ------       ------       ------
Net asset value, end of period ...........    $13.53       $13.00       $11.14       $12.61       $10.64
                                              ======       ======       ======       ======       ======
Total Return
Total investment return based on
  net asset value (d) ....................      7.32%       17.08%       (4.49)%      18.60%        6.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).  $203,110     $169,611      $90,870      $59,277       $8,842

Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements .......................       .95%(e)      .95%         .95%         .95%         .95%(e)
  Expenses, before waivers and
    reimbursements .......................      1.14%(e)     1.19%        1.30%        1.37%        4.44%(e)
  Net investment income (b) ..............      (.38)%(e)     .72%         .55%         .17%         .93%(e)
Portfolio turnover rate ..................       104%         110%         107%         210%          40%

--------------------------------------------------------------------------------

(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ANDREW ARAN, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
GREGORY DUBE, SENIOR VICE PRESIDENT
ALFRED L. HARRISON, SENIOR VICE PRESIDENT
NELSON JANTZEN, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
RAYMOND J. PAPERA, SENIOR VICE PRESIDENT
PETER ANASTOS, VICE PRESIDENT
BRUCE K. ARONOW, VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW BLOOM, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
NICHOLAS D.P. CARN, VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
JOSEPH C. DONA, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
F. JEANNE GOETZ, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
MICHAEL MON, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
DANIEL G. PINE, VICE PRESIDENT
PAUL C. RISSMAN, VICE PRESIDENT
TYLER J. SMITH, VICE PRESIDENT
JEAN VAN DE WALLE, VICE PRESIDENT
SANDRA YEAGER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
THOMAS MANLEY, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

                       This page left intentionally blank

[front cover]

June 30, 2000

AMERICAN CENTURY(R)
VARIABLE PORTFOLIOS

Semiannual Report

[graphic of runners]

VP Income & Growth


[american century logo and text logo]
American
Century

VARIABLE PORTFOLIOS
VP INCOME & GROWTH
-------------------------------------------------------------------------------

OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E. Stowers, Jr.] James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 2000 was an extraordinary period for the U.S. stock market. Several major shifts in investor sentiment led to unprecedented levels of volatility.

     One factor was the strong U.S. economy, which sparked concerns about higher inflation. The Federal Reserve raised short-term interest rates three times to slow the economy, and evidence that the Fed's efforts were successful began to emerge by the end of June.

     Then there was the so-called "New Economy"--the burgeoning technology and telecommunications industries. Investors began to question the high valuations of many New Economy stocks, casting doubt on their profitability and long-term potential for success.

     As a result, the stock market grew increasingly volatile. For example, the tech-heavy Nasdaq Composite Index lost more than 25% in a single week in early April, then enjoyed one of its best months ever in June.

     In this unusual and rapidly changing environment, VP Income & Growth's performance reflected the overall decline among large-company stocks and the continued weakness of value stocks in particular. Our investment professionals review the period and the fund's performance in more detail beginning on page 3.

     We're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. They commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer


Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP INCOME & GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Overweights and
      Underweights ........................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   13
   Statement of Operations ................................................   14
   Statements of Changes
      in Net Assets .......................................................   15
   Notes to Financial
      Statements ..........................................................   16
   Financial Highlights ...................................................   18
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      Comparative Indices .................................................   19
      Investment Team
         Leaders ..........................................................   19
   Glossary ...............................................................   20


                                                www.americancentury.com      1

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   U.S. stocks posted mixed returns in a volatile first half of 2000.

* Small- and mid-cap stocks performed well, while large-cap stocks fell slightly.

* New Economy stocks (technology and telecommunications) soared early in the year, plunged in April and May, and then rebounded in June.

* During the tech sell-off, investors shifted into undervalued sectors of the market that had been languishing earlier in the year.

* Economic uncertainty and the speculative fervor surrounding New Economy stocks caused greater day-to-day volatility.

MANAGEMENT Q&A

* VP Income & Growth produced a negative return in the first half of 2000 and trailed its benchmark index, the S&P 500.

* The fund underperformed the S&P 500 because of weakness in large-cap value stocks and poor stock selection in several industries.

* The fund's semiconductor and computer hardware stocks posted strong returns, but stock selection within these industries hurt fund performance relative to the S&P 500.

* VP Income & Growth benefited from stock selection among health care, computer software, and defense/ aerospace companies.

* Telephone, home products, and retail stocks contributed negatively to fund performance.


                VP INCOME & GROWTH
    TOTAL RETURNS:              AS OF 6/30/00

       6 Months                        -3.58%*
       1 Year                           3.68%
    INCEPTION DATE:                  10/30/97
    NET ASSETS:                $614.3 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-6488

MARKET PERSPECTIVE FROM MARK MALLON
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     Volatility was the watchword in the U.S. stock market during the first half of 2000. Uncertainty about the economy, inflation, and interest rates--along with the mood swings symptomatic of "dot-com fever"--led to wide fluctuations in the major stock indexes.

     Large-cap stocks posted slightly negative returns, while small- and mid-cap stocks fared better (see the table at right).

RUNNING WITH THE PACK

     After finishing 1999 at record highs, the major stock indexes stumbled out of the gate in 2000. However, technology and telecommunications stocks--also known as "New Economy" companies-- continued to soar, extending their phenomenal 1999 performance. Investors discarded "Old Economy" stocks and snapped up shares of dot-coms and other tech-oriented firms.

     This herd-like behavior pushed the Nasdaq Composite Index, which is dominated by tech stocks, up by nearly 25% from the end of 1999 to its peak on March 10, 2000. In contrast, the S&P 500 declined by 5%.

     But the speculative fervor surrounding New Economy stocks contributed to greater market volatility. Day-to-day swings of 2% or more in the major stock indexes became increasingly common as investors scurried from dot-com to dot-com, trying to latch on to the next Yahoo! or Amazon.

SHIFTING GEARS

     By March, disillusionment brought a sudden change in market sentiment. A series of interest rate increases by the Federal Reserve threatened to cool off the hot U.S. economy, which grew at its fastest rate in almost 16 years in the fourth quarter of 1999. In addition, concerns surfaced about sustainability and profitability in the New Economy, especially among electronic-commerce and other Internet-related companies.

     As a result, many investors began to turn away from high-flying growth stocks, seeking out opportunities in undervalued sectors of the market or sitting on the sidelines entirely. Between mid-March and late May, the Nasdaq fell 37%, including a record 25% plunge in the second week of April, while the S&P 500 edged 1% lower.

     After this deflation of the New Economy balloon, growth stocks staged a solid comeback in June. However, the market remained volatile amid mixed signals about the economy's strength and future Fed interest rate policy.

SMALL WONDERS

     After being left behind in 1998 and 1999, small- and mid-cap stocks attracted more attention during the first half of 2000, outperforming large-company stocks. Aggressive investors were especially fond of mid-cap stocks because they had the high growth potential of smaller companies and the ease of trading associated with larger stocks.


"DAY-TO-DAY SWINGS OF 2% OR MORE IN THE MAJOR STOCK INDEXES BECAME INCREASINGLY COMMON."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

   S&P 500                   -0.42%
   S&P MIDCAP 400             9.06%
   S&P SMALLCAP 600           6.93%

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2000

                  S&P 500       S&P MidCap 400   S&P SmallCap 600
12/31/99           $1.00            $1.00            $1.00
1/31/00            $0.95            $0.97            $0.97
2/29/00            $0.93            $1.04            $1.10
3/31/00            $1.02            $1.13            $1.06
4/30/00            $0.99            $1.09            $1.04
5/31/00            $0.97            $1.07            $1.01
6/30/00            $1.00            $1.09            $1.07

Source: Lipper Inc.

                                                 www.americancentury.com      3

VP INCOME & GROWTH--PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                                          VP INCOME & GROWTH      S&P 500
================================================================================
6 MONTHS(1) ............................       -3.58%             -0.42%
1 YEAR .................................        3.68%              7.24%
================================================================================
AVERAGE ANNUAL RETURNS
================================================================================
LIFE OF FUND ...........................       18.05%             21.16%

The fund's inception date was 10/30/97.

(1)  Returns for periods less than one year are not annualized.

See pages 19-20 for information about returns and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/00
S&P 500               $16,697
VP Income & Growth    $15,563

              VP Income & Growth      S&P 500
DATE                VALUE              VALUE
10/30/97           $10,000            $10,000
11/30/97           $10,540            $10,590
12/31/97           $10,780            $10,772
1/31/98            $10,801            $10,892
2/28/98            $11,761            $11,677
3/31/98            $12,403            $12,275
4/30/98            $12,443            $12,399
5/31/98            $12,242            $12,186
6/30/98            $12,664            $12,680
7/31/98            $12,483            $12,545
8/31/98            $10,636            $10,733
9/30/98            $11,238            $11,418
10/31/98           $12,181            $12,347
11/30/98           $12,904            $13,097
12/31/98           $13,675            $13,851
1/31/99            $14,139            $14,430
2/28/99            $13,554            $13,981
3/31/99            $13,940            $14,541
4/30/99            $14,444            $15,103
5/31/99            $14,161            $14,747
6/30/99            $15,008            $15,567
7/31/99            $14,666            $15,080
8/31/99            $14,585            $15,006
9/30/99            $14,181            $14,595
10/31/99           $14,968            $15,518
11/30/99           $15,230            $15,837
12/31/99           $16,138            $16,766
1/31/00            $15,210            $15,925
2/29/00            $14,766            $15,624
3/31/00            $16,231            $17,152
4/30/00            $15,844            $16,635
5/31/00            $15,439            $16,294
6/30/00            $15,563            $16,697

$10,000 investment made 10/30/97

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

             VP Income & Growth     S&P 500
DATE               RETURN            RETURN
6/30/98*           26.63%            26.79%
6/30/99            18.54%            22.75%
6/30/00             3.68%             7.24%

* From 10/30/97 (the fund's inception date) to 6/30/98.


4      1-800-345-6488

VP INCOME & GROWTH--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]    [photo of Kurt Borgwardt]

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the VP Income & Growth fund investment team.

HOW DID VP INCOME & GROWTH PERFORM DURING THE FIRST HALF OF 2000?

     The fund's six-month return of -3.58% reflected the general weakness of large-cap stocks. VP Income & Growth's performance benchmark, the S&P 500, returned -0.42%. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE  S&P 500?

     Part of the reason was the outperformance of growth stocks over value stocks in the large-cap market. We incorporate both growth and value measures into our stock selection process, but with a slight tilt toward value. This value bias hurt fund performance relative to the S&P 500--the S&P/BARRA Growth Index returned 2.63% in the first half of 2000, while the S&P/BARRA Value Index returned -4.07%.

     But the main reason we underperformed the index was stock selection. Our industry-neutral approach puts a heavy emphasis on the stock picking of our quantitative models, and unfortunately this worked against us during the six-month period.

CAN YOU TALK A LITTLE MORE ABOUT YOUR INDUSTRY-NEUTRAL APPROACH AND STOCK SELECTION PROCESS?

     "Industry neutral" means the fund's industry weightings typically match or come close to the industry weightings of the S&P 500. In other words, we're not making significant bets on technology, financials, or any other sector of the market.

     This approach increases the importance of our stock selection. We try to outperform the index by investing in the best-performing companies within each industry. We use a quantitative analytical model--basically a sophisticated computer program--that evaluates stocks and ranks them based on their growth prospects and their relative value.

     Ultimately, we try to own as many high-ranking stocks as we can, within limitations. These limitations include our industry-neutral positioning, as well as some controls that keep the fund's risk profile close to that of the S&P 500.

WERE THERE ANY SPECIFIC AREAS WHERE YOUR STOCK SELECTION WAS PROBLEMATIC?

     Some of the areas where our stock selection struggled the most were actually ones that contributed positively to the fund's overall return.

     Semiconductor stocks are a good example. As a group, the fund's semiconductor holdings returned about 50% in the first half of this year--the best industry return in the portfolio. This performance was driven by strong demand for personal computers, cellular phones, and other electronic devices requiring computer chips. The stock prices of several fund holdings, including Integrated Device Technology and Micron, more than doubled.

"THE FUND'S SIX-MONTH RETURN REFLECTED THE GENERAL WEAKNESS OF LARGE-CAP
STOCKS."

PORTFOLIO AT A GLANCE
                          6/30/00     12/31/99
                          -------     --------
NO. OF COMPANIES            284          279
MEDIAN P/E RATIO           27.4         23.5
PORTFOLIO TURNOVER        29%(1)       50%(2)

(1)  Six months ended 6/30/00.

(2)  Year ended 12/31/99.

Investment terms are defined in the Glossary on pages 20-21.


                                                 www.americancentury.com      5

VP INCOME & GROWTH--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     However, the semiconductor stocks in the S&P 500 returned almost 60% as a group. VP Income & Growth's underweights in the two largest semiconductor companies, Intel (up 62% during the period) and Texas Instruments (up 42%), hurt fund performance relative to the index. Our models downgraded these two stocks because of their extremely high prices.

HOW DID THE FUND FARE IN THE REST OF THE TECHNOLOGY SECTOR?

     Electrical equipment stocks produced solid returns, especially in the first quarter. Our best performers included Scientific-Atlanta (up 166%), which was a fund overweight for most of the period, and Corning (up 110%).
Scientific-Atlanta makes set-top boxes that connect digital cable and the Internet to a TV or computer, while Corning manufactures glass components for fiber-optic telecommunications networks.

     Computer hardware stocks also performed well thanks to increased PC demand, but our stock selection hurt us in this area. Although we made some good decisions among the larger computer makers--overweights in Hewlett-Packard (up 38%) and Apple (up 2%), underweights in Gateway (down 21%) and Dell Computer (down 3%)--these were overshadowed by heavy weightings in Adaptec (down 54%) and Electronics For Imaging (down 56%).

     The opposite occurred in the fund's computer software holdings--overall performance was weak, but our stock selection was favorable. We were overweight Adobe (up 93%), which produces the leading desktop-publishing and photography software, and we were underweight BMC Software (down 54%) and Parametric Technology (down 59%), both of which reported disappointing earnings.

     The anti-trust trial and proposed break-up of the biggest software company of all, Microsoft (down 31%), weighed heavily on its stock price and the fund's performance. We shifted to an underweight position in Microsoft relative to the S&P 500, but it remained one of the fund's largest holdings.

WHAT OTHER SECTORS OF THE MARKET HAD THE BIGGEST IMPACT ON FUND PERFORMANCE?

     On the positive side, health care was VP Income & Growth's best sector, especially in the second quarter. This included our holdings among drug, medical products, and medical services stocks.

     Evidence of a slower U.S. economy boosted demand for drug stocks, which tend to produce steady profit growth regardless of economic conditions. The large drug stocks were also considered a safety play for investors as they rotated out of technology stocks in the second quarter.

     Among pharmaceutical firms, the fund benefited from an overweight in Pfizer (up 50%). The company completed the acquisition of one of its biggest competitors, Warner-Lambert, creating the world's largest pharmaceuticals company.

     Our stock selection among defense and aerospace stocks was significantly positive. The fund was overweight in Northrop Grumman (up 25%), which sold many of its low-profit businesses and saw increased orders for its airplanes. In addition, we were underweight in Honeywell (down 41%) and Raytheon (down 27%).

[left margin]

"WE SHIFTED TO AN UNDERWEIGHT POSITION IN MICROSOFT RELATIVE TO THE S&P 500, BUT IT REMAINED ONE OF THE FUND'S LARGEST HOLDINGS."

TOP TEN HOLDINGS
                          % OF FUND INVESTMENTS
                           AS OF         AS OF
                          6/30/00       12/31/99
GENERAL ELECTRIC CO.
     (U.S.)                4.2%           3.2%
CISCO SYSTEMS INC.         3.3%           2.5%
PFIZER, INC.               3.2%           1.3%
INTEL CORP.                3.0%           1.3%
MICROSOFT CORP.            2.9%           4.8%
CITIGROUP INC.             2.4%           1.5%
ORACLE CORP.               1.9%           1.0%
JOHNSON & JOHNSON          1.7%           1.1%
MERCK & CO., INC.          1.7%           1.1%
EXXON MOBIL CORP.          1.6%           1.3%


6          1-800-345-6488

VP INCOME & GROWTH--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT HOLDINGS THAT DETRACTED FROM FUND PERFORMANCE?

     Telephone stocks declined across the board. They went through a sizable correction after a huge run-up in 1999. The good news is that we were underweight in two of the worst performers, AT&T (down 37%) and Global Crossing (down 47%).

     In addition, home products companies contributed negatively to fund performance. The biggest damage was done by Procter & Gamble (down 47%), which posted disappointing earnings in two consecutive quarters.

     Retailers, from department stores to home improvement warehouses, were also weak performers. Clothing stores like Abercrombie & Fitch (down 54%) and American Eagle Outfitters (down 69%) were trounced because of concerns about declining popularity and market share among teenagers. Fortunately, these stocks were a fairly small part of the portfolio.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET FOR THE REST OF THE YEAR?

     The performance of the stock market during the second half of 2000 will hinge on how successful the Federal Reserve is in achieving a "soft landing" -- slowing the economy to a moderate, sustainable growth rate while keeping a lid on inflation.

     So far, the economy has remained healthy, but we're finally starting to see some evidence that the Fed's six interest rate increases in the past year are slowing things down.

     If the Fed pulls this off successfully, as it did in 1995, it would be positive for the stock market. If the Fed is unsuccessful--either by failing to stay ahead of the inflation curve or tightening the screws too hard, causing a recession--stocks could weaken along with corporate earnings.

     We're not likely to see greater market volatility than in the first half of the year--that would be hard to imagine--but we don't think it will go away any time soon, either.

WHAT ARE YOUR PLANS FOR VP INCOME & GROWTH IN THE COMING MONTHS?

     We'll keep following the same disciplined, quantitative approach, seeking out what our models indicate are the best companies in each industry of the market.

     Although the fund mainly focuses on large-company stocks, our models pick from a universe of more than 1,500 companies, so we typically hold a number of smaller-cap stocks. In general, small-cap stocks performed better than large-caps in the first half of the year, and we still like the prospects for small-caps going forward.


"THE PERFORMANCE OF THE STOCK MARKET DURING THE SECOND HALF OF 2000 WILL HINGE ON HOW SUCCESSFUL THE FEDERAL RESERVE IS IN ACHIEVING A 'SOFT LANDING.'"

5 LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                            % OF              % OF
                           FUND'S              S&P
                           STOCKS              500

SEARS, ROEBUCK & CO.        1.08%             0.09%
OCCIDENTAL PETROLEUM
     CORP.                  1.04%             0.06%
KERR-MCGEE CORP.            1.01%             0.04%
FLEET BOSTON FINANCIAL
     CORP.                  1.11%             0.25%
CITIGROUP INC.              2.44%             1.63%

5 LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/00)
                            % OF              % OF
                           FUND'S              S&P
                           STOCKS              500

LUCENT TECHNOLOGIES
     INC.                   0.12%             1.54%
AMERICAN
     INTERNATIONAL GROUP,
     INC.                   0.31%             1.45%
COCA-COLA CO.               0.05%             1.14%
WAL-MART STORES, INC.       1.28%             2.06%
AMERICAN HOME
     PRODUCTS CORP.          0%               0.61%


                                                 www.americancentury.com      7

VP INCOME & GROWTH--SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.1%
AIRLINES -- 0.1%
                    5,400  AMR Corp.(1)                            $    142,762
                    5,800  Delta Air Lines Inc.                         293,262
                                                                   ------------
                                                                        436,024
                                                                   ------------
ALCOHOL -- 0.4%
                   29,700  Anheuser-Busch Companies, Inc.             2,218,219
                                                                   ------------
APPAREL & TEXTILES -- 0.1%
                   18,800  Liz Claiborne, Inc.                          662,700
                    8,400  Reebok International Ltd.(1)                 133,875
                                                                   ------------
                                                                        796,575
                                                                   ------------
BANKS -- 6.1%
                  174,000  Bank of America Corp.                      7,482,000
                  104,750  Chase Manhattan Corp.                      4,825,047
                  248,700  Citigroup Inc.                            14,984,175
                    3,600  City National Corp.                          127,800
                   21,700  First Union Corp.                            538,431
                  199,700  Fleet Boston Financial Corp.               6,789,800
                   19,400  PNC Bank Corp.                               909,375
                   23,000  Silicon Valley Bancshares(1)                 981,094
                   54,100  UnionBanCal Corp.                          1,004,231
                                                                   ------------
                                                                     37,641,953
                                                                   ------------
CHEMICALS -- 1.7%
                  142,500  Dow Chemical Co.                           4,301,719
                    8,700  du Pont (E.I.) de Nemours & Co.              380,625
                   31,500  Engelhard Corp.                              537,469
                   45,600  Minnesota Mining & Manufacturing Co.       3,762,000
                   57,200  Sherwin-Williams Co.                       1,211,925
                                                                   ------------
                                                                     10,193,738
                                                                   ------------
CLOTHING STORES -- 0.5%
                  106,800  Limited, Inc. (The)                        2,309,550
                   11,800  Talbots, Inc.                                648,262
                                                                   ------------
                                                                      2,957,812
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.3%
                   20,500  Adaptec, Inc.(1)                             467,016
                   11,400  Advanced Digital Information Corp.(1)        181,331
                   69,000  Apple Computer, Inc.(1)                    3,611,719
                    3,500  Compaq Computer Corp.                         89,469
                  104,900  Dell Computer Corp.(1)                     5,176,159
                   19,600  Diebold, Inc.                                546,350
                   10,000  Electronics for Imaging, Inc.(1)             252,500
                   60,900  EMC Corp. (Mass.)(1)                       4,685,494
                    4,400  Gateway Inc.(1)                              249,700
                   54,100  Hewlett-Packard Co.                        6,755,738
                   13,500  Network Appliances, Inc.(1)                1,086,328
                   24,200  Pitney Bowes Inc.                            968,000
                    5,800  Seagate Technology, Inc.(1)                  319,000

Shares                                                                Value
--------------------------------------------------------------------------------

                   84,400  Sun Microsystems, Inc.(1)               $  7,677,762
                    7,500  Xerox Corp.                                  155,625
                                                                   ------------
                                                                     32,222,191
                                                                   ------------
COMPUTER SOFTWARE -- 6.9%
                    7,400  Adobe Systems Inc.                           961,306
                    2,700  BEA Systems, Inc.(1)                         133,397
                   36,400  Computer Associates International, Inc.    1,863,225
                   68,000  International Business Machines Corp.      7,450,250
                  219,100  Microsoft Corp.(1)                        17,521,153
                  137,700  Oracle Corp.(1)                           11,571,103
                    4,900  Siebel Systems, Inc.(1)                      801,609
                   19,200  Sybase, Inc.(1)                              442,200
                   13,300  Veritas Software Corp.(1)                  1,502,484
                                                                   ------------
                                                                     42,246,727
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                    3,100  Centex Corp.                                  72,850
                    3,200  Mastec, Inc.(1)                              122,200
                   14,000  USG Corp.                                    425,250
                                                                   ------------
                                                                        620,300
                                                                   ------------
CONSUMER DURABLES -- 0.3%
                   35,100  Whirlpool Corp.                            1,636,538
                                                                   ------------
DEFENSE/AEROSPACE -- 1.3%
                   82,800  Boeing Co.                                 3,462,075
                   72,900  Northrop Grumman Corp.                     4,829,625
                                                                   ------------
                                                                      8,291,700
                                                                   ------------
DEPARTMENT STORES -- 2.9%
                   93,400 Federated Department Stores, Inc.(1)        3,152,250
                  204,100  Sears, Roebuck & Co.                       6,658,762
                  136,700  Wal-Mart Stores, Inc.                      7,877,338
                                                                   ------------
                                                                     17,688,350
                                                                   ------------






DRUGS -- 7.9%
                    9,400  Allergan, Inc.                               700,300
                    2,500  Andrx Corp.(1)                               159,766
                  102,700  Bristol-Myers Squibb Co.                   5,982,275
                    6,100  Cardinal Health, Inc.                        451,400
                    7,100  Elan Corp., plc ADR(1)                       343,906
                   19,900  Jones Pharma Inc.                            794,134
                   37,100  Lilly (Eli) & Co.                          3,705,362
                  135,400  Merck & Co., Inc.                         10,375,025
                  408,300  Pfizer, Inc.                              19,598,400
                  121,300  Schering-Plough Corp.                      6,125,650
                                                                   ------------
                                                                     48,236,218
                                                                   ------------
ELECTRICAL EQUIPMENT -- 7.5%
                   40,500  AVX Corp.                                    928,969
                    8,200  Cabletron Systems, Inc.(1)                   207,050
                  322,000  Cisco Systems Inc.(1)                     20,457,061
                   11,600  Corning Inc.                               3,130,550
                   24,900  Credence Systems Corp.(1)                  1,373,391


8      1-800-345-6488                         See Notes to Financial Statements

VP INCOME & GROWTH--SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                   29,200  Eaton Corp.                             $  1,956,400
                   55,400  KEMET Corp.(1)                             1,388,462
                   28,200  KLA-Tencor Corp.(1)                        1,652,344
                   13,400  LTX Corp.(1)                                 468,581
                   12,100  Lucent Technologies Inc.                     716,925
                   76,000  Motorola, Inc.                             2,208,750
                    5,600  Nokia Corp. Cl A ADR                         279,650
                  116,800  Nortel Networks Corp.                      7,971,600
                   21,900  Scientific-Atlanta, Inc.                   1,631,550
                   28,900  Sensormatic Electronics Corp.(1)             456,981
                    1,300  Technitrol, Inc.                             125,938
                   30,400  Vishay Intertechnology, Inc.(1)            1,153,300
                                                                   ------------
                                                                     46,107,502
                                                                   ------------
ELECTRICAL UTILITIES -- 2.6%
                   20,800  Ameren Corp.                                 702,000
                    9,600  Calpine Corp.(1)                             631,200
                    2,125  Conectiv, Inc. Cl A                           51,797
                    3,000  Consolidated Edison, Inc.                     88,875
                    9,200  Constellation Energy Group                   299,575
                   26,800  Duke Energy Corp.                          1,510,850
                   17,900  Edison International                         366,950
                   32,800  GPU Inc.                                     887,650
                   48,700  Minnesota Power & Light Co.                  843,119
                   82,500  PG&E Corp.                                 2,031,562
                    6,200  PP&L Resources, Inc.                         136,012
                   69,700  Public Service Enterprise Group
                              Inc.                                    2,413,362
                  118,900  Reliant Energy, Inc.                       3,514,981
                   23,868  Sempra Energy                                405,756
                   30,700  Texas Utilities Co.                          905,650
                   29,400  Unicom Corp.                               1,137,412
                                                                   ------------
                                                                     15,926,751
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 5.7%
                    8,900  Amerada Hess Corp.                           549,575
                   77,600  Chevron Corp.                              6,581,450
                  126,200  Exxon Mobil Corp.                          9,906,700
                  105,500  Kerr-McGee Corp.                           6,217,906
                  303,900  Occidental Petroleum Corp.                 6,400,894
                   17,500  Phillips Petroleum Co.                       887,031
                   72,200  Royal Dutch Petroleum Co.
                              New York Shares                         4,444,812
                                                                   ------------
                                                                     34,988,368
                                                                   ------------
ENTERTAINMENT -- 0.3%
                   12,500  Pixar, Inc.(1)                               441,016
                   25,000  Viacom, Inc. Cl B(1)                       1,704,688
                                                                   ------------
                                                                      2,145,704
                                                                   ------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.2%
                   33,700  CarrAmerica Realty Corp.                     893,050
                    5,500  Spieker Properties, Inc.                     259,875
                                                                   ------------
                                                                      1,152,925
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.6%
                    8,100  AmeriCredit Corp.(1)                    $    137,700
                   13,500  Block (H & R), Inc.                          437,062
                   93,700  Fannie Mae                                 4,889,969
                   17,200  Gallagher (Arthur J.) & Co.                  722,400
                  480,200  General Electric Co. (U.S.)               25,450,600
                    7,500  Marsh & McLennan Companies, Inc.             783,281
                   12,200  MBNA Corp.                                   330,925
                   44,250  Metris Companies Inc.                      1,111,781
                   10,100  Providian Financial Corp.                    909,000
                   37,300  Standard and Poor's 500
                              Depositary Receipt                      5,418,991
                                                                   ------------
                                                                     40,191,709
                                                                   ------------
FOOD & BEVERAGE -- 2.9%
                   10,300  Archer-Daniels-Midland Co.                   101,069
                    2,100  Bestfoods                                    145,425
                    5,200  Coca-Cola Company (The)                      298,675
                  179,600  ConAgra, Inc.                              3,423,625
                    3,100  Heinz (H.J.) Co.                             135,625
                   17,200  Hormel Foods Corp.                           289,175
                   46,500  IBP, Inc.                                    717,844
                   13,100  Keebler Foods Co.                            486,338
                   35,000  Kellogg Co.                                1,041,250
                   69,000  PepsiCo, Inc.                              3,066,188
                   62,800  Quaker Oats Co. (The)                      4,717,850
                  146,100  Supervalu Inc.                             2,785,031
                    6,400  SYSCO Corp.                                  269,600
                    8,567  Unilever N.V. New York Shares                368,381
                                                                   ------------
                                                                     17,846,076
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.7%
                   34,609  International Paper Co.                    1,031,781
                   24,300  Temple-Inland Inc.                         1,020,600
                   38,900  Westvaco Corp.                               965,206
                   27,500  Weyerhaeuser Co.                           1,182,500
                                                                   ------------
                                                                      4,200,087
                                                                   ------------
GAS & WATER UTILITIES -- 0.1%
                   14,400  Keyspan Energy Corp.                         442,800
                                                                   ------------




GOLD -- 0.1%
                   24,500  Barrick Gold Corp.                           445,594
                   28,300  Placer Dome Inc.                             270,619
                                                                   ------------
                                                                        716,213
                                                                   ------------
GROCERY STORES -- 0.2%
                   19,100  Great Atlantic & Pacific Tea Co.,
                              Inc. (The)                                317,538
                   20,800  Safeway Inc.(1)                              938,600
                                                                   ------------
                                                                      1,256,138
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.0%
                   13,200  Cooper Industries, Inc.                      429,825
                   59,600  Cummins Engine Company, Inc.               1,624,100


See Notes to Financial Statements               www.americancentury.com      9

VP INCOME & GROWTH--SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                   86,200  Dover Corp.                             $  3,496,488
                   17,100  Rockwell International Corp.                 538,650
                                                                   ------------
                                                                      6,089,063
                                                                   ------------
HOME PRODUCTS -- 1.6%
                    4,700  Alberto-Culver Company Cl B                  143,644
                   11,700  Avon Products, Inc.                          520,650
                   14,400  Church & Dwight Co., Inc.                    259,200
                   33,300  Colgate-Palmolive Co.                      1,993,838
                    9,400  Fortune Brands, Inc.                         216,788
                   12,800  International Flavors & Fragrances Inc.      386,400
                   40,900  National Service Industries, Inc.            797,550
                   54,700  Procter & Gamble Co. (The)                 3,131,575
                   26,400  Ralston Purina Co.                           526,350
                   70,800  Tupperware Corp.                           1,557,600
                                                                   ------------
                                                                      9,533,595
                                                                   ------------
HOTELS(2)
                    4,400  Anchor Gaming(1)                             211,062
                                                                   ------------
INDUSTRIAL PARTS -- 0.6%
                   18,800  Briggs & Stratton Corp.                      643,900
                    6,600  Caterpillar Inc.                             223,575
                   19,900  Illinois Tool Works Inc.                   1,134,300
                   17,600  ITT Industries, Inc.                         534,600
                   46,400  Pall Corp.                                   858,400
                   20,300  Stanley Works (The)                          482,125
                                                                   ------------
                                                                      3,876,900
                                                                   ------------
INDUSTRIAL SERVICES -- 0.4%
                   37,200  Hertz Corp. Cl A                           1,043,925
                    9,600  Manpower Inc.                                307,200
                   48,100  Viad Corp                                  1,310,725
                                                                   ------------
                                                                      2,661,850
                                                                   ------------
INFORMATION SERVICES -- 1.1%
                    6,400  Automatic Data Processing, Inc.              342,800
                    3,400  Diamond Technology Partners Inc.(1)          299,094
                    3,500  Dun & Bradstreet Corp. (The)                 100,188
                   52,400  Electronic Data Systems Corp.              2,161,500
                   10,000  Galileo International, Inc.                  208,750
                   56,100  MarchFirst, Inc.(1)                        1,025,578
                    6,400  Omnicom Group Inc.                           570,000
                    2,600  Proxicom, Inc.(1)                            124,394
                    9,400  TMP Worldwide Inc.(1)                        693,544
                   27,600  True North Communications Inc.             1,214,400
                                                                   ------------
                                                                      6,740,248
                                                                   ------------
INTERNET -- 1.5%
                  110,700  America Online Inc.(1)                     5,839,425
                    2,600  InfoSpace, Inc.(1)                           143,731
                   24,500  Yahoo! Inc.(1)                             3,035,703
                                                                   ------------
                                                                      9,018,859
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
LEISURE -- 0.4%
                   46,800  Brunswick Corp.                         $    775,125
                   25,700  Eastman Kodak Co.                          1,529,150
                                                                   ------------
                                                                      2,304,275
                                                                   ------------
LIFE & HEALTH INSURANCE -- 1.5%
                    2,100  American General Corp.                       128,100
                   51,100  CIGNA Corp.                                4,777,850
                  100,400  Lincoln National Corp.                     3,626,950
                   31,900  MetLife, Inc.(1)                             671,894
                    4,200  Torchmark Corp.                              103,688
                                                                   ------------
                                                                      9,308,482
                                                                   ------------
MEDIA -- 2.6%
                   71,400  Comcast Corp. Cl A(1)                      2,893,931
                  175,400  Disney (Walt) Co.                          6,807,712
                   22,800  Gannett Co., Inc.                          1,363,725
                    7,800  Hispanic Broadcasting Corp.(1)               258,375
                   22,100  MediaOne Group Inc.(1)                     1,465,534
                   19,900  Time Warner Inc.                           1,512,400
                   50,300  Tribune Co.                                1,760,500
                                                                   ------------
                                                                     16,062,177
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 2.9%
                   22,100  Bard (C.R.), Inc.                          1,063,562
                   27,200  Bausch & Lomb Inc. Cl A                    2,104,600
                   20,400  Baxter International, Inc.                 1,434,375
                    3,200  Beckman Coulter Inc.                         186,800
                    8,000  Cytyc Corp.(1)                               426,750
                  103,000  Johnson & Johnson                         10,493,125
                   53,900  Mallinckrodt Inc.                          2,341,281
                                                                   ------------
                                                                     18,050,493
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                   38,600  Oxford Health Plans, Inc.(1)                 919,162
                    4,200  PacifiCare Health Systems, Inc.(1)           252,656
                   28,100  United HealthCare Corp.                    2,409,575
                                                                   ------------
                                                                      3,581,393
                                                                   ------------


MINING & METALS -- 0.4%
                   14,500  Alcan Aluminium Ltd.                         449,500
                    4,000  Alcoa Inc.                                   116,000
                   19,400  Ball Corp.                                   624,438
                   19,000  Nucor Corp.                                  630,562
                    4,400  USX-U.S. Steel Group                          81,675
                   33,400  Worthington Industries, Inc.                 350,700
                                                                   ------------
                                                                      2,252,875
                                                                   ------------
MOTOR VEHICLES & PARTS -- 1.3%
                  104,500  Ford Motor Co.                             4,493,500
                   39,600  General Motors Corp.                       2,299,275
                    6,600  Johnson Controls, Inc.                       338,662
                   14,600  PACCAR Inc.                                  579,438
                   13,682  Visteon Corp.(1)                             165,894
                                                                   ------------
                                                                      7,876,769
                                                                   ------------


10      1-800-345-6488                        See Notes to Financial Statements

VP INCOME & GROWTH--SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.4%
                   46,900  Tyco International Ltd.                 $  2,221,888
                                                                   ------------
OIL REFINING -- 0.6%
                    7,700  Texaco Inc.                                  410,025
                  131,100  Ultramar Diamond Shamrock Corp.            3,252,919
                                                                   ------------
                                                                      3,662,944
                                                                   ------------
OIL SERVICES -- 0.5%
                   18,500  BJ Services Co.(1)                         1,156,250
                    9,500  Ensco International Inc.                     340,219
                   11,600  Noble Drilling Corp.(1)                      477,775
                   32,400  Tidewater Inc.                             1,166,400
                                                                   ------------
                                                                      3,140,644
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 1.3%
                   22,800  Ambac Financial Group, Inc.                1,249,725
                   16,200  American International Group, Inc.         1,903,500
                    2,600  Hartford Financial Services Group
                              Inc. (The)                                145,438
                   27,700  MGIC Investment Corp.                      1,260,350
                   37,500  PMI Group, Inc. (The)                      1,781,250
                   34,400  Radian Group Inc.                          1,780,200
                                                                   ------------
                                                                      8,120,463
                                                                   ------------
PUBLISHING -- 0.3%
                   55,600  Deluxe Corp.                               1,310,075
                   11,100  Knight-Ridder, Inc.                          590,381
                                                                   ------------
                                                                      1,900,456
                                                                   ------------
RAILROADS -- 0.1%
                   19,400 Burlington Northern Santa Fe Corp.            444,988
                    9,500  Union Pacific Corp.                          353,281
                                                                   ------------
                                                                        798,269
                                                                   ------------
RESTAURANTS -- 0.3%
                   13,100  Brinker International, Inc.(1)               383,175
                   60,100  Darden Restaurants, Inc.                     976,625
                   26,800  Tricon Global Restaurants Inc.(1)            757,100
                                                                   ------------
                                                                      2,116,900
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 1.8%
                    5,400  AXA Financial, Inc.                          183,600
                   26,700  Lehman Brothers Holdings Inc.              2,524,819
                   12,800  Merrill Lynch & Co., Inc.                  1,472,000
                   84,200  Morgan Stanley Dean Witter & Co.           7,009,650
                                                                   ------------
                                                                     11,190,069
                                                                   ------------
SEMICONDUCTOR -- 6.5%
                    4,444  Advanced Energy Industries, Inc.(1)          261,918
                   11,500  Advanced Micro Devices, Inc.(1)              888,375
                   15,070  Agilent Technologies, Inc.(1)              1,111,412
                   15,800  Analog Devices, Inc.(1)                    1,200,800
                   45,600  Applied Materials, Inc.(1)                 4,133,925
                   17,000  Asyst Technologies, Inc.(1)                  579,062
                   15,400  Conexant Systems, Inc.(1)                    750,269
                   12,000  Cypress Semiconductor Corp.(1)               507,000

Shares                                                                Value
--------------------------------------------------------------------------------

                   33,800  Integrated Device Technology, Inc.(1)   $  2,028,000
                  139,500  Intel Corp.                               18,645,047
                    6,000  International Rectifier Corp.(1)             336,000
                   26,600  Kulicke & Soffa Industries, Inc.(1)        1,575,219
                   28,700  Lam Research Corp.(1)                      1,077,147
                   11,800  National Semiconductor Corp.(1)              669,650
                    8,600  PerkinElmer, Inc.                            568,675
                    5,700  SanDisk Corp.(1)                             348,947
                   20,400  Teradyne, Inc.(1)                          1,499,400
                   54,400  Texas Instruments Inc.                     3,736,600
                    1,500  Varian Semiconductor Equipment
                              Associates, Inc.(1)                        94,266
                                                                   ------------
                                                                     40,011,712
                                                                   ------------
SPECIALTY STORES -- 1.7%
                   12,300  Best Buy Co., Inc.(1)                        777,975
                   28,500  Circuit City Stores-Circuit City Group       945,844
                   92,000  Home Depot, Inc.                           4,594,250
                    1,800  Insight Enterprises, Inc.(1)                 106,819
                   18,600  Lowe's Companies, Inc.                       763,762
                   12,900  Michaels Stores, Inc.(1)                     591,384
                    7,700  RadioShack Corp.                             364,788
                   15,000  Tiffany & Co.                              1,012,500
                   34,600  Zale Corp.(1)                              1,262,900
                                                                   ------------
                                                                     10,420,222
                                                                   ------------
TELEPHONE -- 6.2%
                  104,300  AT&T Corp.                                 3,298,488
                  105,800  Bell Atlantic Corp.                        5,375,963
                  167,200  BellSouth Corp.                            7,126,900
                    7,700  Dycom Industries, Inc.(1)                    354,200
                   56,200  GTE Corp.                                  3,498,450
                  166,900  SBC Communications Inc.                    7,218,425
                   71,900  Sprint Corp.                               3,666,900
                   23,700  U S WEST, Inc.                             2,032,275
                  121,000  WorldCom, Inc.(1)                          5,554,656
                                                                   ------------
                                                                     38,126,257
                                                                   ------------
THRIFTS -- 0.2%
                   50,700  GreenPoint Financial Corp.                   950,625
                                                                   ------------
TOBACCO -- 0.5%
                  102,000  Philip Morris Companies Inc.               2,709,375
                   48,600  UST Inc.                                     713,812
                                                                   ------------
                                                                      3,423,187
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    8,200  FDX Corp.(1)                                 311,600
                    3,300  United Parcel Service, Inc. Cl B             194,700
                                                                   ------------
                                                                        506,300
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 1.2%
                   13,300  ALLTEL Corp.                                 823,769
                   42,400  Nextel Communications, Inc.(1)             2,593,025
                   35,300  QUALCOMM Inc.(1)                           2,116,897


See Notes to Financial Statements              www.americancentury.com      11

VP INCOME & GROWTH--SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                   (Continued)
JUNE 30, 2000 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                   24,700  Sprint PCS(1)                           $  1,469,650
                    3,700  Telephone & Data Systems, Inc.               370,925
                                                                   ------------
                                                                      7,374,266
                                                                   ------------
TOTAL COMMON STOCKS                                                 601,692,861
                                                                   ------------
   (Cost $545,765,855)

EQUITY-LINKED DEBT SECURITIES -- 0.1%

SECURITIES & ASSET MANAGEMENT
                    6,793  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corp. (Mass.),
                              PERQS                                     173,222
                   29,800  Morgan Stanley Group, 6.00%,
                              5/30/02 Home Depot, Inc.,
                              PERQS                                     379,950
                                                                   ------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                     553,172
                                                                   ------------
   (Cost $575,830)

TEMPORARY CASH INVESTMENTS -- 1.8%*
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.40%, dated 6/30/00,
       due 7/3/00 (Delivery value $10,805,760)                       10,800,000
                                                                   ------------
   (Cost $10,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $613,046,033
                                                                   ============
   (Cost $557,141,685)

FUTURES CONTRACTS

                   Expiration          Underlying Face         Unrealized
   Purchased          Date             Amount at Value            Loss
--------------------------------------------------------------------------------
  20 S&P 500       September
    Futures           2000               $7,357,500             $(41,725)
                                     ==========================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

* FUTURES CONTRACTS typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 0.6%.


12      1-800-345-6488                        See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $557,141,685)
  (Note 3) ...............................................        $ 613,046,033
Cash .....................................................              915,418
Receivable for investments sold ..........................              574,747
Receivable for variation margin
  on futures contracts ...................................               66,710
Dividends and interest receivable ........................              629,325
                                                                  -------------
                                                                    615,232,233
                                                                  -------------

LIABILITIES
Payable for investments purchased ........................              629,195
Accrued management fees (Note 2) .........................              350,706
Payable for directors' fees and expenses .................                  248
                                                                  -------------
                                                                        980,149
                                                                  -------------

Net Assets ...............................................        $ 614,252,084
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          200,000,000
                                                                  =============
Outstanding ..............................................           80,060,209
                                                                  =============
Net Asset Value Per Share ................................        $        7.67
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 572,329,934
Undistributed net investment income ......................            2,520,967
Accumulated net realized loss
  on investment transactions .............................          (16,461,440)
Net unrealized appreciation
  on investments (Note 3) ................................           55,862,623
                                                                  -------------
                                                                  $ 614,252,084
                                                                  =============


See Notes to Financial Statements              www.americancentury.com      13

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $10,564) .................................           $  3,698,761
Interest ...............................................                693,016
                                                                   ------------
                                                                      4,391,777
                                                                   ------------

Expenses (Note 2):
Management fees ........................................              1,859,001
Directors' fees and expenses ...........................                  1,692
                                                                   ------------
                                                                      1,860,693
                                                                   ------------
Net investment income ..................................              2,531,084
                                                                   ------------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments .......................             (6,447,805)
Change in net unrealized
  appreciation on investments ..........................            (12,609,025)
                                                                   ------------

Net realized and unrealized
  loss on investments ..................................            (19,056,830)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ............................           $(16,525,746)
                                                                   ============


14      1-800-345-6488                        See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Increase in Net Assets                               2000              1999
                                                     ----              ----

OPERATIONS
Net investment income ......................    $   2,531,084     $   2,869,694
Net realized loss on investments ...........       (6,447,805)       (8,621,094)
Change in net unrealized
  appreciation on investments ..............      (12,609,025)       57,270,882
                                                -------------     -------------
Net increase (decrease) in net assets
  resulting from operations ................      (16,525,746)       51,519,482
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (2,863,132)          (33,729)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      722,255,995       351,738,457
Proceeds from reinvestment
  of distributions .........................        2,863,132            33,729
Payments for shares redeemed ...............     (550,588,607)      (53,773,369)
                                                -------------     -------------
Net increase in net assets from
  capital share transactions ...............      174,530,520       297,998,817
                                                -------------     -------------

Net increase in net assets .................      155,141,642       349,484,570

NET ASSETS
Beginning of period ........................      459,110,442       109,625,872
                                                -------------     -------------
End of period ..............................    $ 614,252,084     $ 459,110,442
                                                =============     =============

Undistributed net investment income ........    $   2,520,967     $   2,856,827
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold .......................................       93,924,031        48,627,922
Issued in reinvestment of distributions ....          384,313             4,853
Redeemed ...................................      (71,648,766)       (7,390,601)
                                                -------------     -------------
Net increase ...............................       22,659,578        41,242,174
                                                =============     =============


See Notes to Financial Statements              www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Income & Growth Fund (the fund) is one of the six series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 1999, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $5,056,016 (expiring in 2006 through 2007) which may be used to offset future taxable gains.

    For the two-month period ended December 31, 1999, the fund incurred net capital losses of $1,636,287. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.


16      1-800-345-6488

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.70%.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six monthes ended June 30, 2000, were $335,552,791 and $150,998,080, respectively.

    As of June 30, 2000, accumulated net unrealized appreciation was $53,365,149 based on the aggregate cost of investments for federal income tax purposes of $559,680,884, which consisted of unrealized appreciation of $87,803,712 and unrealized depreciation of $34,438,563.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


                                                 www.americancentury.com      17

VP INCOME & GROWTH--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                          FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                               2000(1)             1999             1998           1997(2)
                                               -------             ----             ----           -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $      8.00        $      6.78      $      5.39     $      5.00
                                           -----------        -----------      -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.02               0.08(3)          0.03            0.02
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....         (0.31)              1.14             1.41            0.37
                                           -----------        -----------      -----------     -----------
  Total From Investment Operations .....         (0.29)              1.22             1.44            0.39
                                           -----------        -----------      -----------     -----------
Distributions
  From Net Investment Income ...........         (0.04)             --(4)            (0.04)           --
  From Net Realized Gains on
  Investment Transactions ..............          --                 --              (0.01)           --
                                           -----------        -----------      -----------     -----------
  Total Distributions ..................         (0.04)             --(4)            (0.05)           --
                                           -----------        -----------      -----------     -----------
Net Asset Value, End of Period .........   $      7.67        $      8.00      $      6.78     $      5.39
                                           ===========        ===========      ===========     ===========
  Total Return(5) ......................         (3.58)%            18.02%           26.87%           7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................          0.70%(6)           0.70%            0.70%           0.70%(6)
Ratio of Net Investment Income
to Average Net Assets ..................          0.95%(6)           1.09%            1.43%           1.94%(6)
Portfolio Turnover Rate ................            29%                50%              55%             10%
Net Assets, End of Period
  (in thousands) .......................   $   614,252        $   459,110      $   109,626     $     1,230

(1)  Six months ended June 30, 2000 (unaudited).

(2)  October 30, 1997 (inception) through December 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


18      1-800-345-6488                        See Notes to Financial Statements

BACKGROUND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     Computer models are used as key tools in the management team's investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the fund's benchmark index.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P 500/BARRA VALUE INDEX and the S&P 500/BARRA GROWTH INDEX are capitalization-weighted indices made up of the stocks from the S&P 500. The value index contains firms with lower price-to-book ratios; conversely, the growth index has firms with higher price-to-book ratios.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

INVESTMENT TEAM LEADERS

  Portfolio Managers
       KURT BORGWARDT
       JOHN SCHNIEDWIND


                                                 www.americancentury.com      19

GLOSSARY
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER -- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.3 billion and $8.7 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

EQUITY TERMS

* DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


20      1-800-345-6488

GLOSSARY
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      21

NOTES
--------------------------------------------------------------------------------



















22      1-800-345-6488

NOTES
--------------------------------------------------------------------------------
















                                                www.americancentury.com      23

NOTES
--------------------------------------------------------------------------------



























24      1-800-345-6488

                       This page left intentionally blank

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.


[american century logo and text logo]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0008                                 American Century Investment Services, Inc.
SH-SAN-21703                      (c)2000 American Century Services Corporation

DAVIS VALUE PORTFOLIO


(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)



June 30, 2000


SEMI-ANNUAL REPORT




                                  [DAVIS LOGO]

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Shareholder,

We are optimists at heart and we believe that stocks offer the best means of creating wealth over the long term. Historically, stocks have won over time because they represent claims on growth, not a fixed promise to pay a fixed amount, which is the case with bonds.(1) As gross domestic product (GDP) and corporate profits grow, so does the valuation floor for stocks.

With that as a backdrop, every day when we come to work we try to do four things. First, we seek out businesses that will grow, preferably ones that need little new capital because that means they are the most self-sufficient.

Second, we evaluate the judgment, vision and integrity of management. We want to get a good feel for what management plans to do with the free cash flows generated by the business--be it making new investments, acquiring other businesses or increasing dividends.

Third, we value those businesses against the alternatives, seeking to determine what "mystery" coupon or rate of return the business will produce for its stockowners. In other words, we determine what we would be willing to pay for the business in order to provide us with a better projected rate of return than the coupon rate on risk-free alternatives such as 10-year Treasury bonds, and we try to buy the companies when they are attractively valued.

Fourth, we consider this analysis within the context of where we are in the stock market cycle. We know we are on a long journey. If equities will grow at a rate of around 7% a year over the next 30 years, which is a little less than their long term average, that would take the Dow Jones Industrial Average from around 10,000 to 80,000 by 2030.(2) At the same time, we are mindful that road conditions will not always be favorable and that there will be checkpoints along the way because different eras create different risk profiles.

Looking ahead over the next few years, we recognize that we are unlikely to continue enjoying the big drivers of stock performance that we have had over the past 15 to 20 years--namely, dramatically rising corporate profits, steeply falling interest rates and sharply higher price/earnings (P/E) valuations. Inflation and interest rates have plateaued at best and may be increasing, which means caution lights are flashing on the road ahead. If inflation keeps climbing, the Federal Reserve will take concerted action after the presidential election, raising interest rates even further and therefore the risk-free hurdle rate against which all stocks have to compete. As for corporate profits, they still have a green light, but they have been inflated by various accounting practices and cannot keep growing their share of GDP forever.

All of this leads us to believe that the market could be in a 30% to 50% trading range over the next 5 to 10 years before there is a big break out again. That is a lot of movement in points, but not much in percentage terms, particularly when you consider the market went up tenfold (from 1,000 to 10,000) over the past 20 years. Although the rate of growth may be slowing, we still anticipate a fairly favorable environment for stocks. The Federal Reserve is doing its job right by trying to prolong the cycle, deflate a bubble and prevent a boom/bust scenario. Even if we stay in a trading-range market for some time, there should always be opportunities for stock picking.

We think multinationals may be a fertile area to investigate whether they are in the technology, drug or financial sector. For several years, these companies have been fighting headwinds related to various financial crises around the world, the strength of the dollar and the market's fixation on Internet companies. Now high-quality multinationals with proven management teams may move into the spotlight because they have flexibility to allocate capital around the globe to wherever it may earn the best return, and with a world population of around six billion, their potential customer base is huge.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

Contrary to what some people may believe, we are not against technology. Particularly in a difficult market when you have to be a good stock picker, it is useful to identify a theme. Over the next decade, technology is almost certain to be a key investment trend, whether it be the inventors of technology or traditional companies that successfully apply technology in their business models. American Express(3) is one example of a company that is likely to benefit as consumers buy more and more over the Internet, charging purchases on their credit cards. In addition, there are a number of financial and other companies that will use the Internet to drive down their costs or to leverage their brand power and broaden their marketing reach. If these companies are also multinational, so much the better because they can do this all over the world.

Of course, no one knows for sure exactly what the next few years will bring. But regardless of election results, inflation, interest rates or profit trends, we will continue to manage money according to the same generational philosophy we have applied for decades in all types of markets. Investing is a batting average business, full of strikeouts and mistakes as well as home runs. Rest assured that we will try to do sensible things every day when we come to work and do the best we can because our money is invested side by side with our fellow shareholders. We continue to believe that stocks are the best way to build long-term wealth. Staying invested puts time on our side and gives compounding the opportunity to work for us all.(4)

Sincerely,

/s/ Shelby M.C. Davis
- ------------------------
Shelby M.C. Davis
Senior Research Adviser

August 4, 2000

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Value Portfolio delivered a total return of 7.02% for the six-month period and 9.85% for the one-year period from July 1, 1999 (commencement of operations) to June 30, 2000,(5) outpacing the performance of the Lipper Large-Cap Value Index(6) and the Standard & Poor's 500 Index.(6) The Lipper Large-Cap Value Index provided a return of (1.99)% and (2.38)%, respectively, over the latest six-month and one-year periods while the S&P 500 returned (0.43)% and 7.25%, respectively, over the same time frames.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Portfolio so far this year?

A. As Ken and I have often said, performance over any half-year, one-year or even two-year period is often unpredictable and rarely significant. Thus, we are reluctant to read too much into the strong relative results of the Davis Value Portfolio in the first six months of the year 2000.

That said, with regard to individual holdings, we have been very pleased with the performance of several companies that were relatively recent additions to the portfolio. In general, these companies were purchased while their stock prices languished under clouds of uncertainty or even scandal. In such cases, Ken and I believe that while we are taking what might be called "headline" risk, the fact that we are buying the companies after bad news has been disclosed often limits our economic risk.

Our purchase of American Home Products,(3) for example, came at a time when the company was facing litigation concerning unforeseen side effects with one of its drugs. While there was always a risk that the consequences of this litigation could have been much worse than we anticipated, we believed that the stock price more than discounted the likely outcome and that, as the clouds of uncertainty lifted, investors would again recognize the powerful new products and strong position of this company. Our colleague Danton Goei was an important resource in the Portfolio's opportunistic purchase of this company at significantly lower prices.

Similarly, our purchase of Tyco came at a time when the company was undergoing SEC scrutiny regarding its accounting for a number of mergers and acquisitions. Ken led an incredibly thorough research effort on this complex company and was ably assisted by Adam Seessel in reconstructing all of the company's recent acquisitions.

Although these companies could still prove to be disappointing investments if bad news subsequently comes to light, we think both are illustrative of our willingness to purchase companies opportunistically while others are anxiously selling. Such decisions can only be made with conviction based on thorough and independent research and on the recognition that short-term movements in stock prices often reflect changes in psychology rather than changes in economics.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Could you comment on the overall market environment this year and its impact on the Portfolio's investments?

A. Turning from those specifics of the portfolio to the market in general, the year 2000 has proven to be another period of enormous stock price volatility. The relative flatness of the market averages masks enormous underlying gyrations in the prices of individual issues. The best way to demonstrate this is by examining the portfolio holdings of the Portfolio.

Over the past 12 months, 32 of our top 40 holdings--representing more than 70% of the portfolio--had a range of more than 50% between their lowest low and their highest high. Even more telling, 15 of the Portfolio's top 40 positions had a range of more than 100%, five a range of more than 150% and two a range of more than 200% between their lowest and highest price for the period.

Given that we generally own more established companies, as opposed to Internet start-ups, these sorts of ranges are remarkable. A natural consequence of such volatility, other factors being equal, is a tendency toward higher turnover. These enormous price swings mean companies are more likely to advance from a range of fair value to levels at which Ken and I would consider them overvalued and therefore candidates for sale, or conversely to decline to such prices that we would consider adding to our positions.

Another recent characteristic of the market has been a constant lowering of the quality of reported earnings. As anyone who runs a business can attest, perfectly predictable and consistent results can rarely be achieved in precise 12-week intervals. Yet Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in these short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as favorable changes in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks. Thus, most companies' quarterly earnings must be scrutinized much more intensively than ever before.

While we hope not to own many of the most flagrant offenders in the Davis Value Portfolio, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty. Once a company starts down this path, it is difficult to stop as inflated results in the current quarter become increasingly difficult comparisons for future quarters.

Q. What final thoughts would you like to leave with your fellow shareholders?

A. While these observations may sound pessimistic, I am reminded of my father's comment last year that our goal is to be neither optimistic nor pessimistic, but to do our best to be realistic. As we have said in the past, the reality is that returns in the next decade are unlikely to be near the levels enjoyed in the last two decades. The danger is that as investors move from a position of almost universal optimism to a more realistic stance equity valuations could suffer significantly. It is the tendency of markets, like pendulums, not to move to the middle ground and stop, but instead to swing markedly to the other side. While such a significant correction would create many buying opportunities, it is unlikely that investors would have the stomach to pursue them. Therein lies the biggest danger facing investors.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

This danger was illustrated in the March issue of Mutual Funds magazine, which featured the following statistic. According to the magazine, "Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over 15 years. Meanwhile, the typical mutual fund investor, whose average holding period was less than three years, earned just 186% or 7.25% a year." This staggering underperformance of the average fund investor was self-inflicted as it came from money flowing into the funds with great short-term performance and then flowing out of those funds when future results were disappointing.

If Ken and I can leave any message with our fellow shareholders, it is to fight the very human tendency to feel elated and optimistic when prices are high (as they are today) and discouraged and pessimistic when prices are low. Now when times are good is the right time to sound the cautious note. In doing so, we hope that we will all be better positioned to be optimistic and opportunistic when times look more bleak.(4)

---------------------------


This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Value Portfolio which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There is no assurance that this will continue to be true in the future.

(2) This hypothetical example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed 7% rate.

(3) See Davis Value Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

(4) This report reflects the professional opinions of Shelby M.C. Davis, Christopher Davis, and Kenneth Feinberg. All investments involve some degree of risk, there can be no assurance that Davis Value Portfolio's investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

(5) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total return for the period from July 1, 1999 (commencement of operations) through June 30, 2000.

-------------------------------- ------------------------------
FUND NAME                               INCEPTION
                                        July 1, 1999
-------------------------------- ------------------------------
Davis Value Portfolio                        9.85%
-------------------------------- ------------------------------

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(6) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices.

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Lipper Large-Cap Value Index is an equally weighted index of 30 large-cap value mutual funds. Returns are adjusted for the reinvestment of capital gain distributions and income dividends.

An investment in Davis Value Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
============================================================================================================
COMMON STOCK - (88.64%)

   ADVERTISING AGENCIES - (0.06%)
           300    WPP Group PLC  .............................................................   $      21,703
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.14%)
        19,000    Golden West Financial Corp...................................................        775,438
        29,300    Wells Fargo & Co.............................................................      1,135,375
                                                                                                 -------------
                                                                                                     1,910,813
                                                                                                 -------------
   BUILDING MATERIALS - (3.73%)
         7,600    Martin Marietta Materials, Inc...............................................        307,325
        42,000    Masco Corp...................................................................        758,625
         7,500    Vulcan Materials Co..........................................................        320,157
                                                                                                 -------------
                                                                                                     1,386,107
                                                                                                 -------------
   CONSUMER PRODUCTS - (1.37%)
         3,100    Gillette Co..................................................................        108,306
        15,100    Philip Morris Cos., Inc. ....................................................        401,094
                                                                                                 -------------
                                                                                                       509,400
                                                                                                 -------------
   DIVERSIFIED - (1.79%)
            11    Berkshire Hathaway Inc., Class A*............................................        591,800
            42    Berkshire Hathaway Inc., Class B*............................................         73,920
                                                                                                 -------------
                                                                                                      665,720
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (3.23%)
        25,400    Tyco International Ltd.......................................................     1,203,325
                                                                                                 -------------
   ELECTRONICS - (4.44%)
         1,800    Applied Materials, Inc.*.....................................................        163,181
         4,000    Koninklijke Philips Electronics N.V..........................................        190,000
         5,700    Molex Inc....................................................................        274,669
        14,900    Texas Instruments Inc........................................................      1,023,444
                                                                                                 -------------
                                                                                                     1,651,294
                                                                                                 -------------
   ENERGY - (1.54%)
         3,500    Devon Energy Corp............................................................        196,656
         9,300    Dover Corp...................................................................        377,231
                                                                                                 -------------
                                                                                                       573,887
                                                                                                 -------------
   FINANCIAL - (15.25%)
        35,500    American Express Co..........................................................      1,850,438
        25,000    Citigroup, Inc...............................................................      1,506,250
        12,600    Freddie Mac..................................................................        510,300
        30,900    Household International, Inc.................................................      1,284,281
         5,800    Providian Financial Corp. ...................................................        522,000
                                                                                                 -------------
                                                                                                     5,673,269
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (2.57%)
        29,000    McDonald's Corp..............................................................        955,188
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   HOTELS & MOTELS - (0.77%)
         8,000    Marriott International, Inc..................................................  $     288,500
                                                                                                 -------------
   INDUSTRIAL - (1.42%)
        10,100    Sealed Air Corp.*............................................................        528,988
                                                                                                 -------------
   INVESTMENT FIRMS - (2.95%)
         2,500    Donaldson, Lufkin & Jenrette, Inc............................................        106,094
        11,900    Morgan Stanley Dean Witter & Co..............................................        990,674
                                                                                                 -------------
                                                                                                     1,096,768
                                                                                                 -------------
   LIFE INSURANCE - (0.15%)
         3,400    Sun Life Financial Services of Canada*.......................................         57,375
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (8.63%)
        23,600    American Home Products Corp..................................................      1,386,500
        14,900    Bristol-Myers Squibb Co......................................................        867,925
         2,500    Eli Lilly & Co...............................................................        249,688
         1,800    Merck & Co., Inc.............................................................        137,925
         1,800    Pharmacia Corp...............................................................         93,038
         7,300    SmithKline Beecham PLC - ADR.................................................        475,869
                                                                                                 -------------
                                                                                                     3,210,945
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (6.70%)
        12,425    American International Group, Inc. ..........................................      1,459,937
         2,500    Chubb Corp...................................................................        153,750
         5,100    Progressive Corp. (Ohio).....................................................        377,400
         6,000    Transatlantic Holdings, Inc..................................................        502,500
                                                                                                 -------------
                                                                                                     2,493,587
                                                                                                 -------------
   PUBLISHING - (1.48%)
         1,400    Dow Jones & Co., Inc. .......................................................        102,550
         4,000    Gannett Co., Inc.............................................................        239,250
         6,000    Tribune Co...................................................................        210,000
                                                                                                 -------------
                                                                                                       551,800
                                                                                                 -------------
   REAL ESTATE - (1.45%)
           600    Avalonbay Communities, Inc...................................................         25,050
        12,600    Centerpoint Properties Corp. ................................................        513,450
                                                                                                 -------------
                                                                                                       538,500
                                                                                                 -------------
   TECHNOLOGY - (13.52%)
        10,600    BMC Software, Inc.*..........................................................        386,568
        13,600    Hewlett-Packard Co...........................................................      1,698,300
         5,700    Intel Corp...................................................................        761,841
        11,500    International Business Machines Corp.........................................      1,259,969
        11,100    Lexmark International Group, Inc., Class A*..................................        746,475


SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)

                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                           (NOTE 1)
============================================================================================================
COMMON STOCK - CONTINUED

   TECHNOLOGY - CONTINUED
         9,700    Novell, Inc.*................................................................  $      89,877
         1,900    SAP AG ......................................................................         89,181
                                                                                                 -------------
                                                                                                     5,032,211
                                                                                                 -------------
   TELECOMMUNICATIONS - (9.90%)
         5,380    Agilent Technologies, Inc.*..................................................        396,775
        14,990    AT&T Corp....................................................................        474,058
         3,900    AT&T Wireless Group*.........................................................        108,712
         3,500    Globalstar Telecommunications Limited* ......................................         31,281
         9,500    Loral Space & Communications, Ltd.*..........................................         65,906
        13,400    Lucent Technologies Inc......................................................        793,950
        22,700    Motorola, Inc................................................................        659,719
         1,500    Sprint Corp..................................................................         76,500
        14,500    Tellabs, Inc.*...............................................................        992,797
         1,800    WorldCom, Inc.*..............................................................         82,631
                                                                                                 -------------
                                                                                                     3,682,329
                                                                                                 -------------
   TRANSPORTATION - (0.12%)
           500    Kansas City Southern Industries, Inc.........................................         44,344
                                                                                                 -------------
   WHOLESALE - (2.43%)
        27,400    Costco Wholesale Corp.*......................................................        905,056
                                                                                                 -------------

                  Total Common Stock - (identified cost $31,935,501)...........................     32,981,109
                                                                                                 -------------

SHORT TERM INVESTMENTS - (12.71%)
$    4,729,000    State Street Corporation Repurchase Agreement, 6.60%, 07/03/00, dated
                    06/30/00, repurchase value $4,731,601 (collateralized by $4,780,000 par value Federal Home Loan Bank, 7.00%, 08/28/01, market value $4,875,600)
                    -  (identified cost $4,729,000)............................................      4,729,000
                                                                                                 -------------

                  Total Investments - (101.35%) - (identified cost $36,664,501) - (a)..........     37,710,109
                  Liabilities Less Other Assets - (1.35%)......................................       (501,846)
                                                                                                 -------------
                  Net Assets - (100%)..........................................................  $  37,208,263
                                                                                                 =============
*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $36,680,647. At June 30,
2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   2,443,959
                  Unrealized depreciation......................................................     (1,414,497)
                                                                                                 -------------
                  Net unrealized appreciation .................................................  $   1,029,462
                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2000 (Unaudited)

===============================================================================

ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules of Investments)...................................................      $    37,710,109
   Cash..............................................................................................               10,220
   Receivables:
     Dividends and interest..........................................................................               22,174
     Capital stock sold..............................................................................              826,636
     Investments sold................................................................................              442,494
     Due from adviser................................................................................               11,595
   Prepaid expenses..................................................................................                6,025
                                                                                                           ---------------
   Total assets......................................................................................           39,029,253
                                                                                                           ---------------
LIABILITIES:
   Payables:
     Investment  securities purchased................................................................            1,778,482
     Capital stock required..........................................................................                4,070
     Accrued expenses................................................................................               38,438
                                                                                                           ---------------
   Total liabilities.................................................................................            1,820,990
                                                                                                           ---------------

NET ASSETS ..........................................................................................      $    37,208,263
                                                                                                           ===============

SHARES OUTSTANDING (NOTE 4)..........................................................................            3,391,368
                                                                                                           ===============

NET ASSET VALUE, offering and
     redemption price per share (Net Assets (divided by) shares outstanding).........................          $     10.97
                                                                                                               ===========

NET ASSETS CONSIST OF:
   Undistributed net investment income...............................................................      $        34,344
   Par value of shares of capital stock..............................................................                3,391
   Additional paid-in capital........................................................................           35,531,791
   Accumulated net realized gain.....................................................................              593,129
   Net unrealized appreciation on investments........................................................            1,045,608
                                                                                                           ---------------
                                                                                                           $    37,208,263
                                                                                                           ===============


* Including a repurchase agreement of $4,729,000 and cost of $36,664,501.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2000 (Unaudited)

================================================================================

INVESTMENT  INCOME:
Income:
   Dividends.....................................................................................      $        73,591
   Interest......................................................................................               52,018
                                                                                                       ---------------
       Total income..............................................................................              125,609
                                                                                                       ---------------
Expenses:
   Management fees (Note 2)......................................................................               68,449
   Custodian fees................................................................................               20,023
   Transfer agent fees...........................................................................                4,803
   Audit fees....................................................................................                4,025
   Accounting fees (Note 2)......................................................................                3,000
   Legal fees....................................................................................                9,801
   Reports to shareholders.......................................................................                1,746
   Directors fees and expenses...................................................................               10,730
   Registration and filing fees..................................................................                1,935
   Miscellaneous.................................................................................                2,524
                                                                                                       ---------------
       Total expenses............................................................................              127,036
       Expenses paid indirectly (Note 5).........................................................                  (72)
       Reimbursement of expenses by adviser (Note 2).............................................              (35,699)
                                                                                                       ---------------
       Net expenses..............................................................................               91,265
                                                                                                       ---------------
       Net investment income.....................................................................               34,344
                                                                                                       ---------------

REALIZED  AND  UNREALIZED GAIN ON INVESTMENTS:

   Net realized gain from investment transactions................................................              651,730
   Net increase in unrealized appreciation of investments during the period.....................               105,627
                                                                                                       ---------------
       Net realized and unrealized gain on investments...........................................              757,357
                                                                                                       ---------------
       Net increase in net assets resulting from operations......................................      $       791,701
                                                                                                       ===============




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

===============================================================================

                                                                      SIX MONTHS
                                                                     ENDED JUNE 30,  PERIOD ENDED
                                                                          2000       DECEMBER 31,
                                                                       (UNAUDITED)       1999
                                                                     --------------  ------------
OPERATIONS:
    Net investment income .........................................   $     34,344   $     14,023
    Net realized gain (loss) from investment transactions .........        651,730        (58,601)
    Net increase in unrealized appreciation of investments ........        105,627        939,981
                                                                      ------------   ------------
    Net increase in net assets resulting from operations ..........        791,701        895,403

DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income .........................................           --          (14,023)
    Return of capital .............................................           --           (2,540)

CAPITAL SHARE TRANSACTIONS (NOTE 4) ...............................     23,748,678     11,789,044
                                                                      ------------   ------------

Total increase in net assets ......................................     24,540,379     12,667,884

NET ASSETS:
    Beginning of period ...........................................     12,667,884           --
                                                                      ------------   ------------
    End of Period (Including undistributed net investment income of
      $34,344 in 2000) ............................................   $ 37,208,263   $ 12,667,884
                                                                      ============   ============








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Fund is a separate series of Davis Variable Account Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

    Davis Value Portfolio is a diversified, professionally managed stock-oriented fund.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denomination in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities of short-term sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2000, the Fund had approximately $31,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2007.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

===============================================================================

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at an annual rate of 0.75% of the average annual net assets.

    State Street Bank is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2000 was $21. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2000 amounted to $3,000. The Adviser has agreed to reimburse the Fund for certain expenses incurred in the current fiscal period, which amounted to $35,699. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

    The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended June 30, 2000, SCD received $110 in commissions on the purchase and sales of portfolio securities in the Davis Value Portfolio.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2000 were $22,818,721 and $2,164,212, respectively.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2000 (Unaudited)

===============================================================================

NOTE 4 - CAPITAL STOCK

     At June 30, 2000, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                   SIX MONTHS       JULY 1, 1999
                                                                      ENDED       (COMMENCEMENT OF
                                                                  JUNE 30, 2000  OPERATIONS) THROUGH
                                                                   (UNAUDITED)    DECEMBER 31, 1999
                                                                 --------------- -------------------
Shares sold...............................................            2,252,968         1,328,411
Shares issued in reinvestment of distributions............               -                  1,624
                                                                 ---------------     ------------
                                                                      2,252,968         1,330,035
Shares redeemed...........................................              (97,799)          (93,836)
                                                                 ---------------     ------------
      Net increase........................................            2,155,169         1,236,199
                                                                 ===============     ============

Proceeds from shares sold.................................       $   24,784,061      $ 12,681,981
Proceeds from shares issued in
    reinvestment of distributions.........................               -                 16,563
                                                                 ---------------     ------------
                                                                     24,784,061        12,698,544
Cost of shares redeemed...................................           (1,035,383)         (909,500)
                                                                 ---------------     -------------
      Net increase........................................       $   23,748,678      $ 11,789,044
                                                                 ===============     ===============


NOTE 5 - CUSTODIAN FEES

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $72 for the six months ended June 30, 2000.

DAVIS VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

===============================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:


                                                                              JULY 1, 1999
                                                        SIX MONTHS            (COMMENCEMENT
                                                           ENDED             OF OPERATIONS)
                                                       JUNE 30, 2000             THROUGH
                                                        (UNAUDITED)         DECEMBER 31, 1999
                                                       -------------        -----------------
Net Asset Value, Beginning of Period...............    $    10.25             $    10.00
                                                       ----------             ----------

Income From Investment Operations
- ---------------------------------
 Net Investment Income.............................          0.01                   0.01
 Net Realized and Unrealized Gains (Losses)........          0.71                   0.25
                                                       ----------             ----------
    Total From Investment Operations...............          0.72                   0.26

Dividends and  Distributions
- ----------------------------
 Dividends from Net Investment Income..............          -                     (0.01)
 Return of Capital.................................          -                       -(3)
                                                       ----------             ----------
    Total Dividends and Distributions..............          -                     (0.01)
                                                       ----------             ----------

Net Asset Value, End of Period.....................    $    10.97             $    10.25
                                                       ==========             ==========

Total Return(1)....................................         7.02%                  2.64%
--------------

Ratios/Supplemental Data
------------------------
 Net Assets, End of Period (000 omitted)...........       $37,208                $12,668

 Ratio of Expenses to Average Net Assets...........      1.00%*(4)              1.00%*(4)
 Ratio of Net Investment Income to
    Average Net Assets.............................        0.38%*                 0.43%*
 Portfolio Turnover Rate(2)........................           12%                     5%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3   Less than $0.005 per share.

4 Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.39% and 2.29% for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

*   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

                              DAVIS VALUE PORTFOLIO
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

===============================================================================

      DIRECTORS                       OFFICERS
      Wesley E. Bass, Jr.             Jeremy H. Biggs
      Jeremy H. Biggs                     Chairman
      Marc P. Blum                    Christopher C. Davis
      Andrew  A. Davis                    President
      Christopher C. Davis            Kenneth C. Eich
      Jerry D. Geist                      Vice President
      D. James Guzy                   Sharra L. Reed
      G. Bernard Hamilton                 Vice President,
      Laurence W. Levine                  Treasurer & Assistant Secretary
      Christian R. Sonne              Thomas D. Tays
      Marsha Williams                     Vice President Secretary
                                      Andrew A. Davis
                                          Vice President


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT THE DAVIS VALUE PORTFOLIO, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES SEE THE CURRENT PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

================================================================================

THE DREYFUS SOCIALLY RESPONSIBLE

GROWTH FUND, INC.

SEMIANNUAL REPORT
June 30, 2000



                                                            [DREYFUS LOGO]

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value

                                 CONTENTS

                                 THE FUND
- --------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
- ---------------------------------------------------------------------------

                                 Back Cover

THE DREYFUS SOCIALLY RESPONSIBLE
               GROWTH FUND, INC.                                       THE FUND


LETTER FROM THE PRESIDENT


Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Hilton, Clifford Mpare and Maceo Sloan.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in The Dreyfus Socially Responsible Growth Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000

DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton, Clifford Mpare and Maceo Sloan,
Portfolio Managers

HOW DID THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended June 30, 2000, The Dreyfus Socially Responsible Growth Fund, Inc. produced a total return of 2.55%.(1) In contrast, the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index" ) produced a total return of -0.43% and the Dow Jones Industrial Average produced a total return of -8.44%, for the same period.(2)

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to provide capital growth with growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. The fund looks for current income as a secondary objective. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Three primary factors influenced the fund's performance over the past six months: heightened volatility within the stock market, specifically within the technology sector; continued strength of the U.S. economy; and three short-term interest-rate hikes by the Federal Reserve Board (the "Fed"). There was a total increase of 1.00 percentage points in short-term interest rates during the reporting period as a result of the Fed's attempts to slow economic growth and forestall the buildup of inflationary pressures. The uncertainty caused by these interest-rate hikes created volatility for both the market and the fund.

                                                                      The Fund 3

From the beginning of the reporting period until mid-March 2000, the U.S. stock market advanced sharply, driven primarily by strong gains within the technology group. The fund benefited from maintaining above-average exposure to this area. By mid-March, however, that trend had reversed itself when many technology stocks, especially those related to the Internet, quickly fell out of favor.

In response, we trimmed our technology exposure, choosing instead to deploy those assets primarily to diversified financial services companies. That move proved to be beneficial for the fund. With our financial holdings already a significant contributor to the fund's overall performance, we concentrated these holdings in global, diversified financial services companies that we believed were less likely to be affected by rising interest rates. Examples include Citigroup, Merrill Lynch and State Street.

WHAT IS THE FUND'S CURRENT STRATEGY?

We have continued to concentrate on financial companies that have global subdivisions and franchises. In addition, we have begun to increase our exposure to health care companies. In our view, many of these companies are very reasonably valued and offer predictable and consistent earnings.

We are also pleased that the Fed left short-term interest rates unchanged at its June 28th meeting. In our opinion, the Fed's decision not to raise interest rates signaled a belief that domestic economic growth may have slowed enough to warrant no further action.

CAN YOU GIVE US AN UPDATE ON THE FUND'S SOCIALLY RESPONSIBLE INVESTING
ACTIVITIES?

Over the past six months, fund management has hosted two meetings with the management of Coca-Cola in an effort to encourage them to increase the amount of recycled polyethylene terepthalate (PET) content in their plastic soft drink containers. While recycled content in aluminum beverage containers and glass bottles is roughly about 50% and 25%, respectively, currently there is almost no recycled content in most plastic bottles.

We are very pleased to inform shareholders that Coca-Cola is working toward a new goal of increasing the amount of recycled PET to 10% in one-quarter of the plastic bottles they produce this year. Coca-Cola is the first soft drink company to make such an effort across its complete product line. Currently, the company spends over $2 billion annually on recycled content materials in the U.S. alone and over $5 billion worldwide.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. BOTH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE DOW JONES INDUSTRIAL AVERAGE ARE WIDELY ACCEPTED, UNMANAGED INDICES OF U.S. STOCK MARKET PERFORMANCE.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
June 30, 2000 (Unaudited)


================================================================================
COMMON STOCKS--98.2%                              Shares            Value ($)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.4%
Omnicom Group                                      175,200         15,603,750

CONSUMER NON-DURABLES--3.5%
Clorox                                             284,800         12,762,600
Coca-Cola                                          304,800         17,506,950
Kimberly-Clark                                     150,000          8,606,250

                                                                   38,875,800
CONSUMER SERVICES--2.2%
McDonald's                                         196,000          6,455,750
Time Warner                                        237,300         18,034,800

                                                                   24,490,550
ELECTRONIC TECHNOLOGY--22.6%
Applied Materials                                   94,000 (a)      8,518,750
Cisco Systems                                      603,200 (a)     38,340,900
Cree                                               100,800 (a)     13,456,800
EMC                                                312,000 (a)     24,004,500
Flextronics International                          200,000 (a)     13,737,500
International Business Machines                    161,000         17,639,562
Lexmark International Group, Cl. A                 147,200 (a)      9,899,200
Lucent Technologies                                270,000         15,997,500
Nokia, ADS                                         243,600         12,164,775
Nortel Networks                                    347,897         23,743,970
Sanmina                                            140,000 (a)     11,970,000
Solectron                                          345,800 (a)     14,480,375
Sun Microsystems                                   315,600 (a)     28,699,875
Tellabs                                            212,800 (a)     14,563,500
Vishay Intertechnology                             207,000 (a)      7,853,062
                                                                  255,070,269
ENERGY MINERALS--1.7%
Royal Dutch Petroleum (New York Shares)            306,000         18,838,125

FINANCE--17.6%
AFLAC                                              389,100         17,874,281
American Express                                   377,400         19,671,975
American International Group                       224,250         26,349,375
Capital One Financial                              289,200         12,905,550
Citigroup                                          383,700         23,117,925
Fannie Mae                                         541,800         28,275,187
Marsh & McLennan Cos.                              100,000         10,443,750

================================================================================
COMMON STOCKS (CONTINUED)                         Shares           Value ($)
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
Merrill Lynch                                    229,300          26,369,500
Providian Financial                              149,500          13,455,000
State Street                                     100,000          10,606,250
Wells Fargo                                      230,000           8,912,500
                                                                 197,981,293
HEALTH SERVICES--1.9%
Cardinal Health                                  296,000          21,904,000

HEALTH TECHNOLOGY--15.5%
Amgen                                            324,800 (a)      22,817,200
Guidant                                          266,600 (a)      13,196,700
Johnson & Johnson                                264,900          26,986,687
Merck & Co.                                      581,500          44,557,438
Pfizer                                           723,500          34,728,000
Schering-Plough                                  630,500          31,840,250

                                                                 174,126,275

INDUSTRIAL SERVICES--1.0%
Halliburton                                      241,000          11,372,187
PROCESS INDUSTRIES--1.6%
Avery Dennison                                   117,300           7,873,763
Ecolab                                           266,000          10,390,625
                                                                  18,264,388
PRODUCER MANUFACTURING--2.1%
Miller (Herman)                                  240,000           6,210,000
Tyco International                               378,000          17,907,750
                                                                  24,117,750
RETAIL TRADE--4.2%
Dollar General                                   375,000           7,312,500
Gap                                              272,800           8,525,000
Home Depot                                       226,550          11,313,341
Safeway                                          209,400 (a)       9,449,175
Wal-Mart Stores                                  193,400          11,144,675

                                                                  47,744,691

SEMICONDUCTORS--4.5%
Altera                                           120,000 (a)      12,232,500
Intel                                            189,400          25,320,413
Linear Technology                                209,600          13,401,300

                                                                  50,954,213

                                                                      The Fund 7

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                    Shares                Value ($)
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES--9.3%
America Online                              299,300  (a)          15,788,075
Microsoft                                   547,000  (a)          43,760,000
Oracle                                      531,000  (a)          44,637,188
                                                                 104,185,263
UTILITIES--9.1%
AES                                         298,800  (a)          13,632,750
AT&T--Liberty Media, Cl. A                  653,600  (a)          15,849,800
Bell Atlantic                               245,000               12,449,063
Broadwing                                   350,000                9,078,125
Calpine                                     140,000  (a)           9,205,000
Global Crossing                             276,000  (a)           7,262,250
Sprint (FON Group)                          178,000                9,078,000
Vodafone AirTouch, ADR                      223,250                9,250,922
WorldCom                                    366,700  (a)          16,822,363
                                                                 102,628,273
TOTAL COMMON STOCKS
   (cost $795,646,937)                                         1,106,156,827
--------------------------------------------------------------------------------
                                          Principal
SHORT-TERM INVESTMENTS--2.0%              Amount($)                Value ($)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--.0%
Self Help Credit Union,
   5.92%, 9/21/2000                         100,000                  100,000

U.S. TREASURY BILLS--2.0%
5.85%, 9/14/2000                          4,440,000                4,389,206
5.67%, 10/5/2000                         12,961,000               12,767,752
5.69%, 10/12/2000                         4,635,000                4,560,608
                                                                  21,717,566
TOTAL SHORT-TERM INVESTMENTS
   (cost $21,810,252)                                             21,817,566
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $817,457,189)        100.2%            1,127,974,393

LIABILITIES, LESS CASH AND RECEIVABLES         (.2%)              (1,721,022)

NET ASSETS                                   100.0%            1,126,253,371




A Non-income producing.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            Cost          Value
--------------------------------------------------------------------------------
ASSETS ($):
Investments in securities--See Statement of
 Investments                                         817,457,189  1,127,974,393
Cash                                                                  4,353,330
Dividends and interest receivable                                       356,999
Receivable for shares of Common Stock subscribed                        561,709
Prepaid expenses                                                         10,640
                                                                  1,133,257,071
--------------------------------------------------------------------------------
LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                           719,326
Payable for investment securities purchased                           4,284,614
Payable for shares of Common Stock redeemed                           1,908,798
Accrued expenses                                                         90,962
                                                                      7,003,700
--------------------------------------------------------------------------------
NET ASSETS ($)                                                    1,126,253,371
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                     824,044,561
Accumulated undistributed investment income--net                      8,983,173
Accumulated net realized gain (loss) on investments                 (17,291,567)
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           310,517,204
-------------------------------------------------------------------------------
NET ASSETS ($)                                                    1,126,253,371
-------------------------------------------------------------------------------
SHARES OUTSTANDING
(150 million shares of $.001 par value Common Stock authorized)      28,117,332
NET ASSET VALUE, offering and redemption price per share ($)              40.06



See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

================================================================================



--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:
Cash dividends (net of $45,045 foreign taxes withheld at source)     12,050,893
Interest                                                                805,323

TOTAL INCOME                                                         12,856,216

EXPENSES:
Investment advisory fee--Note 3(a)                                    3,719,302
Registration fees                                                        52,466
Custodian fees--Note 3(b)                                                40,952
Professional fees                                                        23,513
Prospectus and shareholders' reports                                     20,928
Shareholder servicing costs--Note 3(b)                                    6,437
Directors' fees and expenses--Note 3(c)                                   4,997
Loan commitment fees--Note 2                                              2,890
Miscellaneous                                                             1,714

TOTAL EXPENSES                                                        3,873,199

INVESTMENT INCOME--NET                                                8,983,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                             (17,124,640)
Net unrealized appreciation (depreciation) on investments            38,275,327

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               21,150,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 30,133,704

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
================================================================================
                                         Six Months Ended
                                            June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------
OPERATIONS ($):
Investment income--net                          8,983,017              265,584
Net realized gain (loss) on investments       (17,124,640)          30,035,205

Net unrealized appreciation (depreciation)
   on investments                              38,275,327          152,921,846

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   30,133,704          183,222,635

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (154,649)            (110,779)

Net realized gain on investments                    --             (29,821,669)

TOTAL DIVIDENDS                                  (154,649)         (29,932,448)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 257,846,037          420,752,466

Dividends reinvested                              154,649           29,932,448

Cost of shares redeemed                       (59,264,874)        (184,233,771)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 198,735,812          266,451,143

TOTAL INCREASE (DECREASE) IN NET ASSETS       228,714,867          419,741,330

NET ASSETS ($):

Beginning of Period                           897,538,504          477,797,174

END OF PERIOD                               1,126,253,371          897,538,504

Undistributed investment income--net            8,983,173              154,805

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,684,878           12,274,415

Shares issued for dividends reinvested              3,916              770,462

Shares redeemed                                (1,544,426)          (5,444,636)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,144,368            7,600,241

See notes to financial statements.

                                                                     The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


====================================================================================================================================

                                                                                         Year Ended December 31,
                                                Six Months Ended   -----------------------------------------------------------------
                                                   June 30, 2000
                                                     (Unaudited)    1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value,
   beginning of period                               39.07         31.08         24.97         20.09          17.31         13.23
Investment Operations:
Investment income--net                                .35(a)        .01(a)         .05           .09            .05           .08
Net realized and unrealized
   gain (loss) on investments                         .65          9.34           7.28          5.63           3.63          4.49
Total from Investment Operations                     1.00          9.35           7.33          5.72           3.68          4.57
Distributions:
Dividends from investment
   income--net                                       (.01)         (.01)         (.05)          (.10)         (.05)         (.08)
Dividends from net realized
   gain on investments                                  --        (1.35)        (1.17)          (.74)         (.85)         (.41)
Total Distributions                                  (.01)        (1.36)        (1.22)          (.84)         (.90)         (.49)
Net asset value, end of period                       40.06        39.07         31.08          24.97         20.09         17.31

TOTAL RETURN (%)                                      2.55(b)     30.08         29.38          28.44         21.23         34.56

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .39(b)        .79           .80            .82           .95         1.27

Ratio of interest expense and
   loan commitment fees
   to average net assets                              .00(b),(c)   .00(c)        .00(c)          .00(c)         .01          --

Ratio of net investment income
   to average net assets                              .90(b)       .04           .20             .46            .42         .70

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --          --            --             --             .03         .06

Portfolio Turnover Rate                             33.49(b)      70.84        67.60           58.50         126.41       88.52

Net Assets, end of period
   ($ x 1,000)                                   1,126,253      897,539      477,797         275,887        114,570      31,657



(a) Based on average shares outstanding at each month end.

(b) Not annualized.

(c) Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM" ) serves as the fund's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation ("DSC" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                                     The Fund 13

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS
       0 to $32 million. . . . . . . . . . . . . . . . . . .    .10 of 1%
       In excess of $32 million to $150 million. . . . . . .    .15 of 1%
       In excess of $150 million to $300 million . . . . . .    .20 of 1%
       In excess of $300 million . . . . . . . . . . . . . .    .25 of 1%

(B) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended June 30, 2000, the fund was charged $3,900 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $232 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $40,952 pursuant to the custody agreement.

                                                                     The Fund 15

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended June 30, 2000, the fund incurred total brokerage commissions of $685,454, of which $30,592 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $552,739,371 and $325,825,359, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $310,517,204, consisting of $334,108,466 gross unrealized appreciation and $23,591,262 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 17

                              FOR MORE INFORMATION

                               THE DREYFUS SOCIALLY RESPONSIBLE
                               GROWTH FUND, INC.
                               200 Park Avenue
                               New York, NY 10166

                               INVESTMENT ADVISER

                               The Dreyfus Corporation
                               200 Park Avenue
                               New York, NY 10166

                               SUB-INVESTMENT ADVISER

                               NCM Capital Management Group, Inc.
                               103 West Main Street
                               Durham, NC 22705

                               CUSTODIAN

                               Mellon Bank, N.A.
                               One Mellon Bank Center
                               Pittsburgh, PA 15258

                               TRANSFER AGENT &
                               DIVIDEND DISBURSING AGENT
                               Dreyfus Transfer, Inc.
                               P.O. Box 9671
                               Providence, RI 02940

                               DISTRIBUTOR
                               Dreyfus Service Corporation
                               200 Park Avenue
                               New York, NY 10166


                            To obtain information:

                            BY TELEPHONE Call 1-800-554-4611 or
                            516-338-3300

                            BY MAIL  Write to:
                            The Dreyfus Family of Funds
                            144 Glenn Curtiss Boulevard
                            Uniondale, NY 11556-0144
                            Attn: Institutional Servicing





                     Printed on recycled paper.
                     50% post-consumer
                     Process chlorine free.
                     Vegetable-based ink.

Printed in U.S.A.

(c) 2000 Dreyfus Service Corporation                                   111SA006

SEMI-ANNUAL REPORT

[GRAPHIC OMITTED]

                                                                  June 30, 2000

FRANKLIN TEMPLETON

VARIABLE INSURANCE

PRODUCTS TRUST

[LOGO]
FRANKLIN(?) TEMPLETON(R)
INVESTMENTS

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in Franklin Money Market Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These, and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST SEMIANNUAL REPORT

TABLE OF CONTENTS                                     [GRAPHIC OMITTED]

LETTER TO CONTRACT OWNERS ........................................   2
FUND SUMMARIES
FUNDS SEEKING CAPITAL GROWTH
 Franklin Small Cap Fund .........................................   FS-1
 Templeton International Securities Fund
    (formerly Templeton International Fund) ......................   TI-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

PRU1 S00 08/00

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

We are pleased to bring you Franklin Templeton Variable Insurance Products Trust's semiannual report for the period ended June 30, 2000.

During the first six months of 2000, many of the world's economies strengthened, in contrast to the U.S. economy, which began to show the first signs of slowing toward the period's end. Abroad, those countries in the European Union were able to take advantage of the euro's weakness to bolster exports and create jobs, pushing the region's unemployment to its lowest level in seven years. Many Asian and Latin American emerging countries' economies also enjoyed brisk growth during the period, with steadier consumer consumption replacing exports and government spending as the principal foundation for growth. The Japanese economy recently reported a 2.4% annualized increase in its gross domestic product (GDP) for the first quarter of 2000, the highest in four years.

It was a different story in the U.S., as the Federal Reserve Board (the Fed) continued to raise short-term interest rates in an effort to stem what they apparently believed was a rising inflation threat as a result of the super-heated economy. The first signs of a slowdown appeared in March, when retail sales, new vehicle sales and housing starts fell, and this trend continued into June, reinforcing the possibility that the economy was indeed decelerating.

In spite of the generally strong economic backdrop, most stock markets around the globe ended the period in negative territory, weighed down by rising interest rates. However, this environment affected various stocks differently, and the end result does not tell the entire story.

For the stock markets, the beginning of the period witnessed the continuance of many investors' ravenous appetites for "new economy" stocks -- technology, biotechnology, telecommunications and Internet-related companies -- seemingly at the expense of "old economy" stocks, which meant almost everything else. Taking a cue from the end of 1999 and apparently fueled by a rapidly increasing money supply and central bank reluctance to raise rates in anticipation of potential Y2K problems, investors jumped into these new economy stocks, and many rocketed in the first two months of 2000. This was most obvious in the U.S., where at its peak on March 10, 2000, the technology-heavy Nasdaq(R) had increased 24.1% since the start of the year, but this "tech mania" also included technology companies in Europe and Japan, which saw the prices of some of their hottest stocks double, triple and more.(1) However, many of these stocks ran out of gas in March with the Nasdaq falling 37.3% from its high, as investor confidence waned following recurrent Fed interest-rate increases. For the period, the Nasdaq returned -2.02%.

While new economy stocks were grabbing headlines, it was some of the old economy stocks that were the best performers in the period. Supported by oil prices hovering around $29 a barrel and natural gas prices at three-year highs, many energy-related company stocks increased significantly. Likewise, pharmaceutical stocks rose strongly, as investors seemed to feel that an aging world population would likely increase the demand for such companies' products regardless of the level of economic growth or interest rates.

U.S. Treasury and corporate bond prices were volatile in this rising interest-rate environment, partially due to investor uncertainty over the U.S. economy's strength. Surprisingly, many emerging market bonds posted solid performances, bolstered by these countries' improving financial conditions.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ RUPERT H. JOHNSON, JR.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

1. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The Index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                   FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
FUND GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL CAP FUND SEEKS LONG-TERM CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF U.S. SMALL CAPITALIZATION COMPANIES, WHICH FOR THIS FUND ARE THOSE COMPANIES WITH MARKET CAPITALIZATION VALUES NOT EXCEEDING (I) $1.5 BILLION; OR (II) THE HIGHEST MARKET CAPITALIZATION VALUE IN THE RUSSELL 2000 INDEX, WHICHEVER IS GREATER, AT THE TIME OF PURCHASE.
--------------------------------------------------------------------------------


   TOP 10 SECTOR BREAKDOWN
   FRANKLIN SMALL CAP FUND
   6/30/00
                               % OF TOTAL
   SECTOR                      NET ASSETS
   --------------------------------------
   Electronic Technology         30.0%
   Technology Services           23.6%
   Telecommunications             6.1%
   Finance                        4.8%
   Industrial Services            3.1%
   Real Estate                    2.6%
   Transportation                 2.2%
   Energy Minerals                2.1%
   Consumer Services              1.8%
   Health Technology              1.6%

During the first six months of 2000, U.S. economic growth was fueled by strong global demand, solid consumer confidence, and increased manufacturing productivity. In fact, growth was so strong that inflation threatened to rear its head. The apparent concern in equity markets was the prospect of frequent Federal Reserve rate hikes throughout 2000, following three 0.25% rate increases in 1999. While the nation's economy was expanding, U.S. equity markets were in turmoil, first rising steeply and then falling sharply. Within the first 10 weeks of the year, the Russell 2000 Growth Index, a leading indicator of growth-oriented domestic small-cap stock performance, rose 30.65%. In the following 10 weeks, it gave up all of that gain -- and then some -- before rebounding slightly to end the period up just 1.23% for the year-to-date through June 30, 2000.(1)

Although no industry sector was a completely safe haven, the most volatile issues were technology and Internet-related stocks. The market appeared to swing from late 1999's fear of not owning these stocks to a fear of owning them, followed by a wholesale dumping of shares of Internet-related companies, some of which had been managing themselves towards sales but not earnings growth. Unfortunately, in our opinion, shares of some good companies were, like the proverbial baby, thrown out with the bath water.

Ironically, this decline occurred in an environment of aggressive buying by individual investors and healthy cash flows into technology and growth funds. However, for the first time in many years, "buying on the dip" did not seem to rescue the market as half-hearted rallies were followed by sharp corrections to lower lows. Faced with the prospect of higher interest rates, and the belief that many stocks were finally being fairly valued, some investors turned towards value stocks, restraining the upside in the technology market and making it resistant

1. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

   TOP 10 HOLDINGS
   FRANKLIN SMALL CAP FUND
   6/30/00

   COMPANY                      % OF TOTAL
   SECTOR, COUNTRY              NET ASSETS
   ---------------------------------------
   JDS Uniphase Corp.             5.9%
   Electronic Technology,
   United States

   PMC-Sierra Inc.                4.3%
   Electronic Technology,
   Canada

   i2Technologies Inc.            2.4%
   Technology Services,
   United States

   VERITAS Software Corp.         2.3%
   Technology Services,
   United States

   Micromuse Inc.                 2.0%
   Technology Services,
   United States

   BroadVision Inc.               1.6%
   Technology Services,
   United States

   VoiceStream Wireless
   Corp.                          1.5%
   Telecommunications,
   United States

   RSA Security Inc.              1.3%
   Electronic Technology,
   United States

   Coherent Inc.                  1.3%
   Electronic Technology,
   United States

   Waters Corp.                   1.2%
   Electronic Technology,
   United States

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


to rallies. Toward the end of the reporting period, news that the U.S. economy might be beginning to cool contributed to a revival in the technology sector during late May and June amid sharply declining trading volumes.

During the reporting period, the Fund's share price rose and fell with the general market, but outperformed the Russell 2000, its benchmark index, which returned 3.04%. We used the early part of the year to cut back the number of our positions, especially those relating to the Internet. Although we were not completely successful in this effort, we had converted many of them to cash by the April correction in the overall market. Fortunately, we also held real estate investment trusts and energy stocks, both of which moderated the performance swings in our tech investments.

As the market stabilized toward the end of the reporting period, we began initiating new positions and adding to existing holdings in all sectors. Although we focused on the technology and technology services areas, where we think valuations are now more rational than they were in January and February, we also added selectively to the energy and professional services sectors. We believe that as investors increasingly understand the merits of diversification beyond technology, the many non-technology stocks owned by the Fund will be recognized as high-quality growth stocks.

Looking forward, we remain optimistic about growth prospects in the small-cap universe. Although a weak dollar brought on by equity market turbulence could exacerbate inflationary pressures, and low liquidity can pose problems in the sale of small-cap stocks, we are often able to purchase shares of what we believe are great companies at fire-sale prices. Global economies are currently strong, and we will continue searching for companies that we believe possess competitive advantages such as intellectual property, barriers to market entry for competitors or a faster-than-average growth trend.

We think it is wise to maintain a healthy respect for the past history of the U.S. economy's business cycles, and for realistic limits to uninterrupted growth of America's fastest growing companies. Last year's strong portfolio gains reflect an extended period of unusually high earnings growth and returns on capital of leading technology companies. Some investors expect this to continue. However, one thing is certain: This rate of growth may not be attainable for many companies in the future, and we can not realistically rely on such performance results to continue indefinitely. We will try our hardest to deliver the past year's performance every time, but no one should expect that to be the case for this, or any, Fund.

--------------------------------------------------------------------------------
 THIS DISCUSSION REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2000, THE END OF THE REPORTING PERIOD. THE INFORMATION PROVIDED IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY COUNTRY, INDUSTRY, SECURITY OR THE FUND. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT AND MANAGEMENT PHILOSOPHY.

 FRANKLIN SMALL CAP FUND BUYS SMALL CAP STOCKS THAT THE MANAGERS BELIEVE WILL APPRECIATE IN VALUE. WHEN OUR STRATEGY IS SUCCESSFUL, OUR SMALL CAP HOLDINGS GROW TO BE MID- AND SOMETIMES LARGE-CAP STOCKS. FOR THIS REASON, THE FUND'S AVERAGE MARKET CAP HAS TENDED TO GROW AS MANY HOLDINGS IN EXCELLENT SMALL CAP COMPANIES HAVE GROWN, SOMETIMES DRAMATICALLY. GIVEN THE FUND'S STRATEGY, THE MANAGERS BELIEVE THE FUND'S AVERAGE MARKET CAP HAS, AND LIKELY WILL CONTINUE TO, RANGE FROM SMALL TO MID CAP.
--------------------------------------------------------------------------------

FRANKLIN SMALL CAP FUND
CLASS 1

--------------------------------------------------------------------------------
   PERFORMANCE REFLECTS THE FUND'S CLASS 1 OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY CONTRACT FEES, EXPENSES, OR SALES CHARGES. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE EXPENSES, INCLUDING SALES CHARGES.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND THE VALUE OF YOUR PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/00

FRANKLIN SMALL CAP FUND - CLASS 1 DELIVERED A +6.58% CUMULATIVE TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 FRANKLIN SMALL CAP FUND - CLASS 1
 PERIODS ENDED 6/30/00
                                                               SINCE
                                                            INCEPTION
                                   1-YEAR        3-YEAR     (11/1/95)
 --------------------------------------------------------------------
 Average Annual Total Return        +80.21%    +31.20%       +28.51%
 Cumulative Total Return            +80.21%   +125.85%      +222.26%
 Value of $10,000 Investment        $18,021    $22,585       $32,226

THESE RETURNS REFLECT PERIODS OF RAPIDLY RISING STOCK MARKETS AND SUCH GAINS MAY NOT CONTINUE. ONGOING STOCK MARKET VOLATILITY, PARTICULARLY IN THE TECHNOLOGY SECTOR, CAN DRAMATICALLY CHANGE THE FUND'S SHORT-TERM PERFORMANCE; CURRENT RESULTS MAY BE LOWER.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights


                                                                                      CLASS 1
                                                ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2000   ---------------------------------------------------------------
                                                    (UNAUDITED)        1999         1998         1997         1996        1995(d)
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $26.87          $13.72       $15.05        $13.20       $10.24     $10.00
                                                ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(c) ..............          .02            (.01)         .07           .01          .02        .03
 Net realized and unrealized gains (losses) ...         1.55           13.25         (.20)         2.24         2.95        .21
                                                ----------------------------------------------------------------------------------
Total from investment operations ..............         1.57           13.24         (.13)         2.25         2.97        .24
                                                ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           --            (.08)        (.01)         (.03)        (.01)        --
 Net realized gains ...........................        (1.92)           (.01)       (1.19)         (.37)          --         --
                                                ----------------------------------------------------------------------------------
Total distributions ...........................        (1.92)           (.09)       (1.20)         (.40)        (.01)        --
                                                ----------------------------------------------------------------------------------
Net asset value, end of period ................       $26.52          $26.87       $13.72      $  15.05       $13.20     $10.24
                                                ==================================================================================
Total return(a) ...............................        6.58%          96.94%        (.98%)       17.42%       28.95%      2.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $510,752        $488,062     $315,460      $313,462     $170,969    $13,301

Ratios to average net assets:
 Expenses .....................................         .76%(b)         .77%         .77%          .77%         .77%       .90%(b)
 Net investment income (loss) .................         .14%(b)        (.05%)        .51%          .06%         .63%      2.70%(b)
Portfolio turnover rate .......................        8.54%          39.49%       53.01%        64.07%       63.72%     16.04%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

(b)Annualized

(c)Based on average shares outstanding effective year ended December 31, 1999.

(d)For the period November 1, 1995 (effective date) to December 31, 1995.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)


                                                                  CLASS 2
                                                  ---------------------------------------
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2000        YEAR ENDED
                                                     (UNAUDITED)     DECEMBER 31, 1999(d)
                                                  ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $26.80              $14.25
                                                  ---------------------------------------
Income from investment operations:
 Net investment income (loss)(c) ..............            .05                (.04)
 Net realized and unrealized gains ............           1.49               12.68
                                                  ---------------------------------------
Total from investment operations ..............           1.54               12.64
                                                  ---------------------------------------
Less distributions from:
 Net investment income ........................             --                (.08)
 Net realized gains ...........................          (1.92)               (.01)
                                                  ---------------------------------------
Total distributions ...........................          (1.92)               (.09)
                                                  ---------------------------------------
Net asset value, end of period ................         $26.42              $26.80
                                                  =======================================
Total return(a) ...............................          6.48%              89.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $203,158              $6,156
Ratios to average net assets:
 Expenses .....................................          1.01%(b)            1.02%(b)
 Net investment income (loss) .................           .36%(b)            (.18%)(b)
Portfolio turnover rate .......................          8.54%              39.49%

(a)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

(b)Annualized

(c)Based on average shares outstanding.

(d)For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)


                                                        COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------
    COMMON STOCKS 84.1%
    COMMERCIAL SERVICES 1.6%
(a) Aether Systems Inc. .........................    United States       4,600      $   943,000
(a) Answerthink Inc. ............................    United States     118,900        1,976,713
(a) Careerbuilder Inc. ..........................    United States      37,200          123,225
(a) Corporate Executive Board Co. ...............    United States      14,700          880,163
(a) DigitalThink Inc. ...........................    United States       3,400          121,975
    FactSet Research Systems Inc. ...............    United States      25,000          706,250
(a) GetThere.com Inc. ...........................    United States       3,300           34,856
(a) Hotjobs.com Ltd. ............................    United States      26,100          360,506
(a) Interep National Radio Sales Inc. ...........    United States      26,200          139,188
(a) Internet Pictures Corp. .....................    United States      54,830          829,304
(a) Netcentives Inc. ............................    United States       4,800           89,400
(a) NOVA Corp. ..................................    United States      60,900        1,701,394
(a) ProBusiness Services Inc. ...................    United States       3,000           79,688
(a) Smith-Gardner & Associates Inc. .............    United States       7,400           35,613
(a) SOS Staffing Services Inc. ..................    United States      37,900          116,069
(a) Stamps.com Inc. .............................    United States      28,300          206,944
(a) Ventro Corp. ................................    United States      10,400          196,300
    Viad Corp. ..................................    United States      94,100        2,564,225
(a) Wink Communications Inc. ....................    United States         200            6,100
                                                                                    -----------
                                                                                     11,110,913
                                                                                    -----------
    CONSUMER DURABLES
    D.R. Horton Inc. ............................    United States      16,000          217,000
    Ethan Allen Interiors Inc. ..................    United States       3,000           72,000
                                                                                    -----------
                                                                                        289,000
                                                                                    -----------
    CONSUMER NON-DURABLES .3%
(a) Tommy Hilfiger Corp. ........................    United States     128,600          964,500
    Wolverine World Wide Inc. ...................    United States      84,800          837,400
                                                                                    -----------
                                                                                      1,801,900
                                                                                    -----------
(a) CONSUMER SERVICES 1.8%
    Acme Communications Inc. ....................    United States      11,700          213,525
    ARTISTdirect Inc. ...........................    United States       3,300           10,313
    Classic Communications Inc., A ..............    United States       4,500           40,219
    Cumulus Media Inc., A .......................    United States      71,900          656,088
    DeVry Inc. ..................................    United States      67,800        1,792,463
    Entercom Communications Corp. ...............    United States       2,300          112,125
    Insight Communications Co. Inc., A ..........    United States     100,400        1,568,750
    Jack in the Box Inc. ........................    United States      72,200        1,777,925
    MeriStar Hotels & Resorts Inc. ..............    United States     120,000          345,000
    Quokka Sports Inc. ..........................    United States       1,800           14,456
    Quotesmith.com Inc. .........................    United States      34,100           73,528
    Radio One Inc. ..............................    United States      15,800          467,088
    Radio One Inc., D ...........................    United States      31,600          697,175
    SFX Entertainment Inc. ......................    United States      70,275        3,184,336
    Spanish Broadcasting Systems Inc. ...........    United States      19,400          398,913
    Vail Resorts Inc. ...........................    United States      33,700          549,731
    XM Satellite Radio Holdings Inc. ............    United States      24,700          924,706
                                                                                    -----------
                                                                                     12,826,341
                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                        COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRONIC TECHNOLOGY 30.0%
(a) Accelerated Networks Inc. ...................    United States       9,200      $   388,125
(a) Adaptec Inc. ................................    United States      13,300          302,575
(a) Advanced Energy Industries Inc. .............    United States      52,600        3,100,113
(a) Aeroflex Inc. ...............................    United States      12,600          626,063
(a) Alpha Industries Inc. .......................    United States      40,000        1,762,500
(a) Alteon Websystems Inc. ......................    United States      12,800        1,280,800
(a) Anaren Microwave Inc. .......................    United States       2,100          275,592
(a) Apex Inc. ...................................    United States      12,700          555,625
(a) Applied Materials Inc. ......................    United States      46,968        4,256,475
(a) Applied Science & Technology Inc. ...........    United States       3,000           77,625
(a) AVT Corp. ...................................    United States      78,900          581,888
(a) Carrier Access Corp. ........................    United States      24,600        1,300,725
(a) Catapult Communications Corp. ...............    United States      38,600          388,413
(a) C-COR.net Corp. .............................    United States      24,800          669,600
(a) Celeritek Inc. ..............................    United States       6,000          244,875
(a) Celestica Inc. ..............................        Canada          6,900          342,413
(a) Cobalt Networks Inc. ........................    United States      35,800        2,071,925
(a) Coherent Inc. ...............................    United States     106,400        8,924,300
(a) Com21 Inc. ..................................    United States      40,000        1,000,000
(a) Conexant Systems Inc. .......................    United States       6,534          317,716
(a) Copper Mountain Networks Inc. ...............    United States       5,500          484,688
    CTS Corp. ...................................    United States      11,200          504,000
(a) DDi Corp. ...................................    United States      12,200          347,700
(a) Digital Microwave Corp. .....................    United States      61,100        2,329,438
(a) Ditech Communications Corp. .................    United States      49,700        4,699,756
    Elcoteq Network Corp., A ....................       Finland          7,000          153,991
(a) Electro Scientific Industries Inc. ..........    United States       9,700          427,103
(a) eMachines Inc. ..............................    United States       7,600           20,425
(a) EMCORE Corp. ................................    United States      30,200        3,624,000
(a) Flextronics International Ltd. ..............      Singapore       105,236        7,228,398
(a) FLIR Systems Inc. ...........................    United States     101,500          659,750
(a) Foundry Networks Inc. .......................    United States      15,800        1,745,900
(a) FVC.COM Inc. ................................    United States      12,600           97,650
(a) Gemstar International Group Ltd. ............    United States     120,000        7,374,375
(a) Handspring Inc. .............................    United States      11,200          302,400
(a) Harmonic Inc. ...............................    United States      28,000          693,000
(a) Integral Systems Inc. .......................    United States      14,600          244,550
(a) Integrated Circuit Systems Inc. .............    United States      48,500          830,563
(a) Jabil Circuit Inc. ..........................    United States      81,600        4,049,400
(a) JDS Uniphase Corp. ..........................    United States     351,108       42,089,072
(a) Juniper Networks Inc. .......................    United States       2,400          349,350
    Keithley Instruments Inc. ...................    United States      30,000        2,613,750
(a) Komag Inc. ..................................    United States     262,000          458,500
(a) Kopin Corp. .................................    United States       4,800          332,400
(a) Lam Research Corp. ..........................    United States      16,000          600,000
(a) Lattice Semiconductor Corp. .................    United States      27,000        1,866,375
(a) MCK Communications Inc. .....................    United States      12,300          284,438
(a) Mettler-Toledo International Inc. ...........     Switzerland      160,300        6,412,000
(a) Micrel Inc. .................................    United States      36,000        1,563,750
(a) MMC Networks Inc. ...........................    United States      11,300          603,844
(a) Nanometrics Inc. ............................    United States       8,000          329,500
(a) Natural MicroSystems Corp. ..................    United States       7,200          809,550
(a) Netopia Inc. ................................    United States       1,000           40,250
(a) Netro Corp. .................................    United States       6,800          390,150
(a) NICE Systems Ltd., ADR ......................        Israel         12,300          949,406

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                    COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
(a) Novellus Systems Inc. ...................................    United States      57,000      $  3,224,063
(a) Numerical Technologies Inc. .............................    United States       2,700           131,288
(a) Paradyne Networks Inc. ..................................    United States       2,400            78,150
(a) P-Com Inc. ..............................................    United States         600             3,188
(a) PC-Tel Inc. .............................................    United States      22,800           866,400
(a) Perceptron Inc. .........................................    United States      62,100           211,528
    PerkinElmer Inc. ........................................    United States       1,000            66,125
(a) Photronics Inc. .........................................    United States      28,400           805,850
(a) Pinnacle Systems Inc. ...................................    United States      23,400           526,134
(a) Pixelworks Inc. .........................................    United States       6,000           136,500
(a) PLX Technology Inc. .....................................    United States      22,800           946,200
(a) PMC-Sierra Inc. .........................................        Canada        172,000        30,562,250
(a) Polycom Inc. ............................................    United States      53,700         5,052,834
(a) Power Integrations Inc. .................................    United States      15,000           353,438
(a) Powerwave Technologies Inc. .............................    United States      13,800           607,200
(a) Proxim Inc. .............................................    United States      24,800         2,454,425
(a) PSi Technologies Holdings Inc., ADR .....................     Philippines        2,100            43,575
(a) QLogic Corp. ............................................    United States       6,800           449,225
(a) Quantum Effect Devices Inc. .............................    United States       6,500           370,500
(a) QuickLogic Corp. ........................................    United States      49,800         1,108,050
(a) Radiant Systems Inc. ....................................    United States       1,350            32,400
(a) Redback Networks Inc. ...................................    United States       8,300         1,477,400
(a) RSA Security Inc. .......................................    United States     133,700         9,258,725
(a) Sanmina Corp. ...........................................    United States      37,600         3,214,800
(a) Semtech Corp. ...........................................    United States      21,000         1,606,172
(a) Sierra Wireless Inc. ....................................        Canada         24,800         1,334,550
(a) Silicon Laboratories Inc. ...............................    United States         300            15,938
(a) Stanford Microdevices Inc. ..............................    United States       7,400           321,438
(a) Synopsys Inc. ...........................................    United States      67,600         2,336,425
(a) Tekelec .................................................    United States     101,000         4,866,938
(a) Tektronix Inc. ..........................................    United States      17,800         1,317,200
(a) Telaxis Communications Corp. ............................    United States         600            18,750
(a) Triquint Semiconductor Inc. .............................    United States      18,100         1,731,944
(a) Varian Inc. .............................................    United States      37,300         1,720,463
(a) Varian Semiconductor Equipment Associates Inc. ..........    United States      25,400         1,595,438
(a) Veeco Instruments Inc. ..................................    United States      28,560         2,092,020
(a) Visual Networks Inc. ....................................    United States      11,000           313,500
(a) Waters Corp. ............................................    United States      68,000         8,487,250
(a) Westell Technologies Inc. ...............................    United States      10,500           157,500
(a) Western Digital Corp. ...................................    United States      66,500           332,500
(a) Xircom Inc. .............................................    United States       2,400           114,000
                                                                                                ------------
                                                                                                 214,319,044
                                                                                                ------------
    ENERGY MINERALS 2.1%
(a) Barrett Resources Corp. .................................    United States      90,400         2,751,550
(a) Basin Exploration Inc. ..................................    United States      41,800           747,175
    Cabot Oil & Gas Corp., A ................................    United States      16,500           349,594
(a) Chesapeake Energy Corp. .................................    United States     101,300           785,075
(a) Denbury Resources Inc. ..................................    United States      83,500           433,156
(a) Forest Oil Corp. ........................................    United States      46,400           739,500
(a) Louis Dreyfus Natural Gas Corp. .........................    United States      15,500           485,344
(a) Newfield Exploration Co. ................................    United States      80,900         3,165,213
(a) Pennaco Energy Inc. .....................................    United States      93,000         1,522,875
(a) Pure Resources Inc. .....................................    United States      52,057           930,519
    Range Resources Corp. ...................................    United States     173,400           541,875

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ENERGY MINERALS (CONT.)
(a) Santa Fe Snyder Corp. ...............................    United States      66,210      $   753,139
(a) Tom Brown Inc. ......................................    United States      80,300        1,851,919
                                                                                            -----------
                                                                                             15,056,934
                                                                                            -----------
    FINANCE 4.8%
(a) Affiliated Managers Group Inc. ......................    United States      46,800        2,129,400
    Allied Capital Corp. ................................    United States      89,000        1,513,000
(a) Arch Capital Group Ltd. .............................    United States      49,500          739,406
    Bank United Corp., A ................................    United States      53,200        1,871,975
(a) Catellus Development Corp. ..........................    United States      30,300          454,500
    City National Corp. .................................    United States      36,500        1,268,375
    Commerce Bancorp Inc. ...............................    United States      21,420          985,320
(a) DLJdirect ...........................................    United States      34,100          242,963
(a) eSPEED Inc., A ......................................    United States       8,400          364,875
    Federated Investors Inc., B .........................    United States     128,600        4,509,038
    Financial Security Assurance Holdings Ltd. ..........    United States      67,000        5,083,625
(a) Golden State Bancorp Inc. ...........................    United States     109,000        1,962,000
    Greater Bay Bancorp Inc. ............................    United States       1,700           79,475
    HCC Insurance Holdings Inc. .........................    United States      35,300          666,288
(a) Knight Trading Group Inc. ...........................    United States      26,200          781,088
(a) LaBranche & Co. Inc. ................................    United States       8,500          122,188
    Metris Cos. Inc. ....................................    United States       9,300          233,663
(a) Mortgage.com Inc. ...................................    United States       1,800            2,700
    Mutual Risk Management Ltd. .........................       Bermuda         49,700          860,431
(a) National Discount Brokers Group Inc. ................    United States       1,000           31,875
    Protective Life Corp. ...............................    United States      13,100          348,788
    Radian Group Inc. ...................................    United States      31,038        1,606,217
    Reinsurance Group of America Inc. ...................    United States      78,000        2,349,750
(a) Silicon Valley Bancshares ...........................    United States     138,400        5,899,300
    Tucker Anthony Sutro Corp. ..........................    United States      26,300          473,400
    Westamerica Bancorp. ................................    United States         200            5,225
                                                                                            -----------
                                                                                             34,584,865
                                                                                            -----------
(a) HEALTH SERVICES 1.1%
    American Dental Partners Inc. .......................    United States      20,300          142,100
    Beverly Enterprises Inc. ............................    United States     146,900          413,156
    Oxford Health Plans Inc. ............................    United States      96,500        2,297,906
    PAREXEL International Corp. .........................    United States      68,000          650,250
    Pharmaceutical Product Development Inc. .............    United States      91,700        1,925,700
    Renal Care Group Inc. ...............................    United States      97,350        2,380,512
    SciQuest.com Inc. ...................................    United States       7,400           84,638
                                                                                            -----------
                                                                                              7,894,262
                                                                                            -----------
(a) HEALTH TECHNOLOGY 1.6%
    Alexion Pharmaceuticals Inc. ........................    United States      19,100        1,365,650
    Epoch Pharmaceuticals Inc. ..........................    United States      54,000          479,250
    Heska Corp. .........................................    United States      39,300           83,513
    ImClone Systems Inc. ................................    United States       6,100          466,269
    INAMED Corp. ........................................    United States      14,200          520,075
    Inhale Therapeutic Systems Inc. .....................    United States      47,600        4,829,913
    Intermune Pharmaceuticals Inc. ......................    United States       1,000           41,313
    Luminex Corp. .......................................    United States       2,800          116,550
    Packard BioScience Co. ..............................    United States      20,500          348,500
    Serologicals Corp. ..................................    United States     155,750          778,750
    St. Jude Medical Inc. ...............................    United States       5,000          229,375
    Summit Technology Inc. ..............................    United States       9,300          175,538

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                          COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) HEALTH TECHNOLOGY (CONT.)
    SuperGen Inc. .................................    United States      20,000      $   725,000
    Texas Biotechnology Corp. .....................    United States       8,900          169,100
    Thoratec Laboratories Corp. ...................    United States       4,700           76,081
    Varian Medical Systems Inc. ...................    United States       4,000          156,500
    Ventana Medical Systems Inc. ..................    United States      22,700          533,450
    Visible Genetics Inc. .........................        Canada          8,400          379,050
    Wesley Jessen Visioncare Inc. .................    United States       5,300          199,081
                                                                                      -----------
                                                                                       11,672,958
                                                                                      -----------
(a) INDUSTRIAL SERVICES 3.1%
    Atwood Oceanics Inc. ..........................    United States       9,400          417,125
    Casella Waste Systems Inc., A .................    United States       4,500           48,375
    Catalytica Inc. ...............................    United States     123,733        1,361,063
    Core Laboratories NV ..........................     Netherlands       83,400        2,418,600
    Dycom Industries Inc. .........................    United States      24,150        1,110,900
    Grey Wolf Inc. ................................    United States     321,100        1,605,500
    Marine Drilling Cos. Inc. .....................    United States      81,000        2,268,000
    Pride International Inc. ......................    United States       8,900          220,275
    Rowan Cos. Inc. ...............................    United States      56,500        1,716,188
    Superior Energy Services Inc. .................    United States     125,000        1,296,875
    Trico Marine Services Inc. ....................    United States     115,700        1,475,175
    US Liquids Inc. ...............................    United States      52,200          287,100
    Varco International Inc. ......................    United States     325,645        7,571,246
                                                                                      -----------
                                                                                       21,796,422
                                                                                      -----------
    NON-ENERGY MINERALS
    Reliance Steel & Aluminum Co. .................    United States      13,500          258,188
                                                                                      -----------
    PROCESS INDUSTRIES .5%
(a) Cabot Microelectronics Corp. ..................    United States       1,700           77,775
    ChemFirst Inc. ................................    United States      85,100        2,053,038
(a) CUNO Inc. .....................................    United States      36,600          846,375
(a) Packaging Corp. of America ....................    United States      41,700          422,213
(a) Symyx Technologies Inc. .......................    United States       4,200          178,959
                                                                                      -----------
                                                                                        3,578,360
                                                                                      -----------
    PRODUCER MANUFACTURING 1.2%
(a) American Power Conversion Corp. ...............    United States      45,600        1,861,050
(a) Gentex Corp. ..................................    United States     148,100        3,721,013
    Gibraltar Steel Corp. .........................    United States      52,800          739,200
    Roper Industries Inc. .........................    United States      62,000        1,588,750
(a) Tower Automotive Inc. .........................    United States      30,000          375,000
                                                                                      -----------
                                                                                        8,285,013
                                                                                      -----------
    REAL ESTATE 2.6%
    Alexandria Real Estate Equities Inc. ..........    United States      18,600          638,213
    Arden Realty Inc. .............................    United States      82,100        1,929,350
    Brandywine Realty Trust .......................    United States      16,100          307,913
    Camden Property Trust .........................    United States      70,600        2,073,875
    CBL & Associates Properties Inc. ..............    United States      13,300          331,669
    Colonial Properties Trust .....................    United States      15,400          421,575
    Developers Diversified Realty Corp. ...........    United States      57,600          860,400
    FelCor Lodging Trust Inc. .....................    United States      50,800          939,800
    General Growth Properties Inc. ................    United States      67,600        2,146,300
    Glenborough Realty Trust Inc. .................    United States      54,500          950,344
    Health Care Property Investors Inc. ...........    United States      44,500        1,212,625
    Healthcare Realty Trust Inc. ..................    United States      10,400          177,450
    Innkeepers USA Trust ..........................    United States      98,900          902,463

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                            COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    REAL ESTATE (CONT.)
    Liberty Property Trust ..........................    United States       2,700      $    70,031
    MeriStar Hospitality Corp. ......................    United States     138,000        2,898,000
    Reckson Associates Realty Corp. .................    United States      46,200        1,097,250
    SL Green Realty Corp. ...........................    United States      42,700        1,142,225
    Urban Shopping Centers Inc. .....................    United States       7,100          239,181
                                                                                        -----------
                                                                                         18,338,664
                                                                                        -----------
    RETAIL TRADE 1.5%
(a) 1-800-FLOWERS.COM Inc. ..........................    United States      62,600          320,825
(a) BJ's Wholesale Club Inc. ........................    United States      44,600        1,471,800
    Dollar General Corp. ............................    United States     310,000        6,045,000
(a) Drugstore.com Inc. ..............................    United States       7,000           52,719
    Family Dollar Stores Inc. .......................    United States     141,100        2,760,269
(a) HomeGrocer.Com. .................................    United States      27,300          164,653
(a) The Men's Wearhouse Inc. ........................    United States       8,000          178,500
                                                                                        -----------
                                                                                         10,993,766
                                                                                        -----------
(a) TECHNOLOGY SERVICES 23.6%
    724 Solutions Inc. ..............................        Canada          7,100          311,513
    About.com Inc. ..................................    United States      12,600          396,900
    Accrue Software Inc. ............................    United States      22,300          791,650
    Active Software Inc. ............................    United States       6,600          512,738
    Actuate Corp. ...................................    United States       7,000          373,625
    Affiliated Computer Services Inc., A ............    United States     167,900        5,551,194
    Allaire Corp. ...................................    United States      13,800          507,150
    AppNet Inc. .....................................    United States      32,200        1,159,200
    Art Technology Group Inc. .......................    United States      23,100        2,331,656
    Aspect Communications Corp. .....................    United States      62,600        2,460,963
    Aspen Technology Inc. ...........................    United States      27,000        1,039,500
    BEA Systems Inc. ................................    United States      11,600          573,475
    BindView Development Corp. ......................    United States      50,000          600,000
    Brightpoint Inc. ................................    United States      11,500           99,547
    Brio Technology Inc. ............................    United States      36,600          775,463
    BroadVision Inc. ................................    United States     231,000       11,737,688
    Check Point Software Technologies Ltd. ..........        Israel         23,400        4,954,950
    Citrix Systems Inc. .............................    United States      78,400        1,484,700
    Clarus Corp. ....................................    United States      23,800          925,225
    Complete Business Solutions Inc. ................    United States     119,600        2,100,475
    Concord Communications Inc. .....................    United States      31,000        1,236,125
    Critical Path Inc. ..............................    United States      11,500          670,594
    CyberSource Corp. ...............................    United States      51,200          707,200
    Cysive Inc. .....................................    United States      29,000          692,375
    Deltek Systems Inc. .............................    United States       6,700           39,572
    Digital Island Inc. .............................    United States       1,000           48,625
    Documentum Inc. .................................    United States      29,300        2,618,688
    eFunds Corp. ....................................    United States      27,100          315,038
    Embarcadero Technologies Inc. ...................    United States       2,000           58,750
    Entrust Technologies Inc. .......................    United States      62,200        5,147,050
    Exodus Communications Inc. ......................    United States       4,000          184,250
    FirstWorld Communications Inc., B ...............    United States       1,200           12,600
    H.T.E. Inc. .....................................    United States      38,500           50,531
    High Speed Access Corp. .........................    United States      10,200           66,938
    HNC Software Inc. ...............................    United States      99,000        6,113,250
    i2 Technologies Inc. ............................    United States     166,600       17,370,653
    Inet Technologies Inc. ..........................    United States       2,800          151,900
    Inforte Corp. ...................................    United States      81,000        2,916,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                          COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) TECHNOLOGY SERVICES (CONT.)
    Internap Network Services Corp. ...............    United States       5,800      $    240,791
    Intertrust Technologies Corp. .................    United States       6,700           137,769
    Interwoven Inc ................................    United States       1,800           197,972
    Intuit Inc. ...................................    United States      67,800         2,805,225
    ISS Group Inc. ................................    United States       8,400           829,369
    ITXC Corp. ....................................    United States       9,500           336,359
    Keane Inc. ....................................    United States      31,600           683,350
    Keynote Systems Inc. ..........................    United States       5,600           395,150
    Liberate Technologies Inc. ....................    United States      41,200         1,207,675
    Lightspan Inc. ................................    United States      21,400           117,700
    Liquid Audio Inc. .............................    United States      47,700           451,659
    Luminant Worldwide Corp. ......................    United States       9,200            82,225
    MarchFirst Inc. ...............................    United States      62,100         1,133,325
    McAfee.com Corp. ..............................    United States       2,900            75,581
    Mercury Interactive Corp. .....................    United States      13,100         1,267,425
    Micromuse Inc. ................................    United States      87,680        14,509,670
    N2H2 Inc. .....................................    United States      28,100           140,500
    National Information Consortium Inc. ..........    United States      15,700           178,588
    National Instruments Corp. ....................    United States         150             6,544
    Navisite Inc. .................................    United States       9,800           409,763
    NBC Internet Inc., A ..........................    United States      20,000           250,000
    Netegrity Inc. ................................    United States      15,000         1,129,688
    Netiq Corp. ...................................    United States      20,749         1,237,158
    NetSolve Inc. .................................    United States      40,600         1,055,600
    Predictive Systems Inc. .......................    United States      53,000         1,904,687
    Proxicom Inc. .................................    United States      34,200         1,637,324
    PSINet Inc. ...................................    United States     121,560         3,054,194
    Quest Software Inc. ...........................    United States         200            11,074
    Rare Medium Group Inc. ........................    United States      36,300           573,993
    Rational Software Corp. .......................    United States       9,000           836,437
    Sapient Corp. .................................    United States      56,800         6,074,050
    Selectica Inc. ................................    United States         200            14,012
    Serena Software Inc. ..........................    United States      34,050         1,546,082
    Software.com Inc. .............................    United States       2,500           324,687
    Sonic Foundry Inc. ............................    United States       3,000            60,000
    SonicWALL Inc. ................................    United States       1,500           132,093
    StarMedia Network Inc. ........................    United States      24,800           468,100
    Tanning Technology Corp. ......................    United States     209,500         4,032,874
    TenFold Corp. .................................    United States       3,500            57,530
    Tumbleweed Communications Corp. ...............    United States      25,900         1,317,662
    U.S. Interactive Inc. .........................    United States      19,900           257,455
    Verio Inc. ....................................    United States      97,600         5,415,274
    VERITAS Software Corp. ........................    United States     143,550        16,223,392
    Verity Inc. ...................................    United States      91,400         3,473,200
    Versata Inc. ..................................    United States       1,200            48,374
    Viant Corp. ...................................    United States       9,200           272,550
    Vicinity Corp. ................................    United States      19,800           388,574
    Vignette Corp. ................................    United States      91,800         4,775,033
    Vitria Technology Inc. ........................    United States      11,200           684,600
    Wind River Systems Inc. .......................    United States     215,092         8,146,610
    Xpedior Inc. ..................................    United States      48,100           664,380
                                                                                      ------------
                                                                                       168,361,078
                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                   COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
(a) TELECOMMUNICATIONS 6.1%
    Alaska Communications Systems Holdings Inc. ..............................  United States        86,900    $    901,587
    AT&T Canada Inc., B ......................................................      Canada           15,000         497,812
    Choice One Communications Inc. ...........................................  United States         3,300         134,680
    Clearnet Communications Inc., A ..........................................      Canada           39,000       1,082,858
    DSL.net Inc. .............................................................  United States        32,200         332,062
    Efficient Networks Inc. ..................................................  United States         9,000         662,062
    ICG Communications Inc. ..................................................  United States       131,000       2,890,187
    Intermedia Communications Inc. ...........................................  United States        49,500       1,472,624
    ITC Deltacom Inc. ........................................................  United States        19,400         432,862
    MGC Communications Inc. ..................................................  United States        24,600       1,474,462
    Millicom International Cellular SA .......................................    Luxembourg         42,400       1,484,000
    Pinnacle Holdings Inc. ...................................................  United States        95,300       5,146,200
    Primus Telecommunications Group Inc. .....................................  United States       139,600       3,472,550
    Rural Cellular Corp., A ..................................................  United States        88,900       6,806,405
    Time Warner Telecom Inc., A ..............................................  United States        11,600         746,750
    Triton PCS Holdings Inc., A ..............................................  United States         1,700          98,174
    VoiceStream Wireless Corp. ...............................................  United States        89,100      10,362,051
    WebLink Wireless Inc., A .................................................  United States        50,000         662,500
    Western Wireless Corp., A ................................................  United States        86,100       4,692,450
                                                                                                               ------------
                                                                                                                 43,352,276
                                                                                                               ------------
    TRANSPORTATION 2.2%
(a) Alaska Air Group Inc. ....................................................  United States        18,200         493,674
(a) Atlantic Coast Airlines Holdings Inc. ....................................  United States       124,000       3,937,000
    C.H. Robinson Worldwide Inc. .............................................  United States        98,400       4,870,800
    Expeditors International of Washington Inc. ..............................  United States       136,300       6,474,250
                                                                                                               ------------
                                                                                                                 15,775,724
                                                                                                               ------------
    TOTAL COMMON STOCKS (COST $320,151,623)...................................                                  600,295,708
                                                                                                               ------------
    CONVERTIBLE PREFERRED STOCKS .1%
    Bank United Corp., 8.00%, cvt. pfd. (COST $1,000,000).....................  United States        20,000         930,000
                                                                                                               ------------
    TOTAL LONG TERM INVESTMENTS (COST $321,151,623)...........................                                  601,225,708
                                                                                                               ------------
    SHORT TERM INVESTMENTS 16.6%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $118,615,801).......................................................  United States   118,615,801     118,615,801
                                                                                                               ------------
    TOTAL INVESTMENTS (COST $439,767,424) 100.8%..............................                                  719,841,509
    OTHER ASSETS, LESS LIABILITIES (.8%) .....................................                                   (5,930,823)
                                                                                                               ------------
    NET ASSETS 100.0% ........................................................                                 $713,910,686
                                                                                                               ============

(a)Non-income producing

(b)See Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ................................................    $439,767,424
                                                           ============
  Value ...............................................     719,841,509
 Receivables:
  Investment securities sold ..........................         283,293
  Capital shares sold .................................         734,815
  Dividends ...........................................         195,120
                                                           ------------
   Total assets .......................................     721,054,737
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................       5,955,208
  Capital shares redeemed .............................         610,858
  Affiliates ..........................................         519,386
 Other liabilities ....................................          58,599
                                                           ------------
   Total liabilities ..................................       7,144,051
                                                           ------------
    Net assets, at value ..............................    $713,910,686
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    479,833
 Net unrealized appreciation ..........................     280,074,085
 Accumulated net realized loss ........................      (5,596,021)
 Capital shares .......................................     438,952,789
                                                           ------------
    Net assets, at value ..............................    $713,910,686
                                                           ============
CLASS 1:
 Net assets, at value .................................    $510,752,400
                                                           ============
 Shares outstanding ...................................      19,256,477
                                                           ============
 Net asset value and offering price per share .........    $      26.52
                                                           ============
CLASS 2:
 Net assets, at value .................................    $203,158,286
                                                           ============
 Shares outstanding ...................................       7,690,910
                                                           ============
 Net asset value and offering price per share .........    $      26.42
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment income:
 Dividends ...................................................    $  2,054,683
 Interest ....................................................         722,683
                                                                  ------------
  Total investment income ....................................       2,777,366
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       1,849,324
 Administration fees (Note 3) ................................         271,734
 Distribution fees - Class 2 (Note 3) ........................          82,528
 Custodian fees ..............................................           2,066
 Reports to shareholders .....................................          12,262
 Professional fees (Note 3) ..................................          14,589
 Trustees' fees and expenses .................................           1,907
 Other .......................................................          63,020
                                                                  ------------
  Total expenses .............................................       2,297,430
                                                                  ------------
   Net investment income .....................................         479,936
                                                                  ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ................................................      (5,416,616)
  Foreign currency transactions ..............................          (3,813)
                                                                  ------------
   Net realized loss .........................................      (5,420,429)
 Net unrealized appreciation on investments ..................      46,549,010
                                                                  ------------
Net realized and unrealized gain .............................      41,128,581
                                                                  ------------
Net increase in net assets resulting from operations .........    $ 41,608,517
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1999

                                                                                     SIX MONTHS ENDED        YEAR ENDED
                                                                                       JUNE 30, 2000      DECEMBER 31, 1999
                                                                                    ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................................     $     479,936        $    (161,672)
  Net realized gain (loss) from investments and foreign currency transactions ...        (5,420,429)          36,534,411
  Net unrealized appreciation on investments ....................................        46,549,010          205,811,890
                                                                                      ----------------------------------
   Net increase in net assets resulting from operations .........................        41,608,517          242,184,629
 Distributions to shareholders from:
  Net investment income:
   Class 1 ......................................................................                --           (1,492,353)
   Class 2 ......................................................................                --                 (619)
  Net realized gains:
   Class 1 ......................................................................       (34,605,736)            (208,580)
   Class 2 ......................................................................        (1,438,764)                 (53)
                                                                                      ----------------------------------
 Total distributions to shareholders ............................................       (36,044,500)          (1,701,605)
 Capital share transactions: (Note 2)
   Class 1 ......................................................................        26,862,962          (66,396,634)
   Class 2 ......................................................................       187,264,845            4,672,614
                                                                                      ----------------------------------
 Total capital share transactions ...............................................       214,127,807          (61,724,020)
   Net increase in net assets ...................................................       219,691,824          178,759,004
Net assets:
 Beginning of period ............................................................       494,218,862          315,459,858
                                                                                      ----------------------------------
 End of period ..................................................................     $ 713,910,686        $ 494,218,862
                                                                                      ==================================
Undistributed net investment income (accumulated net operating loss)
  included in net assets:
 End of period ..................................................................     $     479,833        $        (103)
                                                                                      ==================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Small Cap Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2000, 68% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital growth.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                             SIX MONTHS ENDED                      YEAR ENDED
                                                               JUNE 30, 2000                   DECEMBER 31, 1999(a)
                                                     --------------------------------------------------------------------
                                                          SHARES           AMOUNT           SHARES            AMOUNT

CLASS 1 SHARES:                                      --------------------------------------------------------------------
Shares sold ........................................     3,597,900    $  100,098,343        5,623,402    $   95,075,835
Shares issued on merger (Note 6) ...................       162,686         4,046,010               --                --
Shares issued in reinvestment of distributions .....     1,438,908        34,605,736          106,977         1,700,933
Shares redeemed ....................................    (4,108,032)     (111,887,127)     (10,564,693)     (163,173,402)
                                                        ---------------------------------------------------------------
Net increase (decrease) ............................     1,091,462    $   26,862,962       (4,834,314)   $  (66,396,634)
                                                        ===============================================================
CLASS 2 SHARES:
Shares sold ........................................     4,746,737    $  124,321,476          237,253    $    4,844,539
Shares issued on merger (Note 6) ...................     5,283,033       130,913,570               --                --
Shares issued in reinvestment of distributions .....        60,049         1,438,764               42               673
Shares redeemed ....................................    (2,628,621)      (69,408,965)          (7,583)         (172,598)
                                                        ---------------------------------------------------------------
Net increase .......................................     7,461,198    $  187,264,845          229,712    $    4,672,614
                                                        ===============================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       ENTITY                                                            AFFILIATION
       ----------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
       Franklin Advisers, Inc. (Advisers)                                Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund earned dividend income of $1,148,631 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED FEE RATE   DAILY NET ASSETS
       ------------------------------------------------------------------------
                .55%         First $500 million
                .45%         Over $500 million, up to and including $1 billion
                .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Effective May 1, 2000, the Fund's annualized fee rate was reduced from .75%, .625%, and .50% to .55%, .45%, and .40%, respectively.

Effective May 1, 2000, the Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,101 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $103. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, and merger related expenses.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $439,832,899 was as follows:

     Unrealized appreciation .............  $ 325,651,502
     Unrealized depreciation .............    (45,642,892)
                                            -------------
     Net unrealized appreciation .........  $ 280,008,610
                                            =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $65,534,902 and $43,719,164, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Small Cap Investments Fund's shareholders. The merger was accomplished by a tax-free exchange of 162,686 Class 1 shares and 5,283,033 Class 2 shares of the FTVIPT - Franklin Small Cap Fund (valued at $24.87 per share and $24.78 per share, respectively) for the net assets of the TVP - Franklin Small Cap Investments Fund which aggregated $134,959,580, including $11,452,838 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Franklin Small Cap Fund immediately after the merger were $640,938,780.

                                   TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
FUND GOAL AND PRIMARY INVESTMENTS: TEMPLETON INTERNATIONAL SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL FUND) SEEKS LONG-TERM CAPITAL GROWTH. THE
FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES LOCATED OUTSIDE THE U.S., INCLUDING THOSE IN EMERGING MARKETS.
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION
TEMPLETON INTERNATIONAL SECURITIES FUND
BASED ON TOTAL NET ASSETS
6/30/00

[This chart in pie format shows the geographic distribution of Templeton International Securities Fund as a percentage of total net assets on 6/30/00.]

Europe                                                            60.1%
Asia                                                              17.8%
Latin America                                                      7.2%
Australia/New Zealand                                              4.4%
North America                                                      3.8%
Mid-East/Africa                                                    1.7%
Short-Term Investments & Other Net Assets                          5.0%


During the six months under review, global economies appeared to be improving, although most trailed the U.S. economy's growth rate. In our view, Europe displayed slow but steady improvement in manufacturing output, unemployment rates slightly declined and consumer confidence increased. The euro has fallen significantly since its introduction, but a more positive economic outlook for Europe should help benefit the currency. The U.K. was the exception to the European recovery, where the strong pound negatively impacted the manufacturing sector, as it made exports more expensive. However, we believe U.K. interest rate hikes are near an end because of its sluggish economy.

It was hard to find evidence of Japan's recovery as economists and strategists argued whether the Japanese economy was actually recovering after a 10-year slumber. Latin American countries, particularly Brazil, made steady gains but seemed to remain closely tied to U.S. interest-rate cycles, making them vulnerable to further interest-rate hikes.

Extreme market volatility characterized the first half of 2000. Statistics indicate that 1998 and 1999 were the worst two years since 1975 for value investors like us.(1) The first quarter of 2000 continued this trend, with high growth stocks significantly outperforming value stocks regardless of valuation. This trend appeared to moderate near the end of the quarter as many investors seemed to assess the varying impacts of accelerating global economic growth, higher commodity prices and global central bank tightening. The resultant market broadening to include more economically sensitive stocks benefited the Fund in the second quarter of 2000.

(1) Source: Morgan Stanley Capital International.

   TOP 10 HOLDINGS
   TEMPLETON INTERNATIONAL
   SECURITIES FUND
   6/30/00

   COMPANY                       % OF TOTAL
   SECTOR, COUNTRY               NET ASSETS
   ----------------------------------------
   Cheung Kong
   Holdings Ltd.                   2.3%
   Multi-Industry,
   Hong Kong

   Total Fina Elf SA, B            2.1%
   Energy Sources, France

   AXA SA                          2.0%
   Financial Services, France

   Nomura Securities Co. Ltd.      1.9%
   Financial Services, Japan

   Nordic Baltic Holding AB        1.9%
   Banking, Sweden

   Elan Corp., PLC, ADR            1.9%
   Health & Personal Care,
   Irish Republic

   Aventis SA                      1.9%
   Health & Personal Care,
   France

   Nippon Telegraph &
   Telephone Corp.                 1.8%
   Telecommunications,
   Japan

   Koninklijke Philips
   Electronics NV                  1.8%
   Electrical & Electronics,
   Netherlands

   Muenchener
   Rueckversicherungs-             1.7%
   Gesellschaft
   Insurance, Germany

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


During the period, especially in the first three months, the Fund sought to take advantage of the extreme market conditions to decrease our telecommunications and technology positions. We reduced our holdings in Portugal Telecom, while eliminating our holdings in Nintendo and Telefonica de Argentina. As a result of these changes, our telecommunications weighting declined slightly from 8.9% of total net assets on January 1, 2000, to 8.3% at the end of the period. We reinvested proceeds from the sale of these securities in a number of what we consider to be out-of-favor sectors with solid growth expectations, including pharmaceuticals (Elan Corp. and Merck KGAA), aerospace (BAE Systems), energy (Eni SpA and Repsol), transportation (Stagecoach Holdings) and machinery and engineering (Komatsu).

We also benefited from corporate merger activity during the six months under review, as Alcatel acquired Fund position Newbridge Networks, and three of our Latin American telecommunications holdings -- Telefonica de Argentina, Telefonica del Peru and Telecomunicacoes de Sao Paulo -- were acquired by Spain's Telefonica SA. Our exposure to Latin America will likely decline as Telefonica SA consumes these stocks, and we were recently unable to identify bargains in the region and reinvest the proceeds. We continue to believe that if valuation gaps between growth and value stocks remain at historically high levels, the consequence will be increased merger, acquisition and buyout activity.

Looking forward, we expect global markets to remain volatile due to questions surrounding the direction of interest rates, the U.S. economy's health and the sustainability of growth rates needed to maintain historically high valuations in the technology, media and telecommunications sectors. We see tremendous value opportunities in the U.K. market's utilities, engineering and retail sectors. Furthermore, we do not hedge our currency exposure and stand to benefit from any recovery in the euro. In Japan, ongoing market uncertainty created opportunities to purchase economically sensitive stocks while providing us the ability to reduce our holdings in highly valued, "new economy" stocks.

We are primarily invested in what we view as low price-to-earnings (P/E) multiple stocks and feel well-positioned to take advantage of any declines in the high P/E sectors, as our long-term outlook allows us to purchase growth stocks at low valuations. In our opinion, the historically high valuation levels placed on growth companies represent a potential risk. If the global economic trends turn unfavorable, it would potentially limit corporate earnings growth or lead to higher interest rates. As always, the Templeton research team will scour the world seeking those shares selling at the lowest value in relation to their long-term earnings potential, since such shares can help reduce risk while offering the potential for attractive, long-term returns.

--------------------------------------------------------------------------------
 THIS DISCUSSION REFLECTS OUR VIEWS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2000, THE END OF THE REPORTING PERIOD. THE INFORMATION PROVIDED IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY COUNTRY, INDUSTRY, SECURITY OR THE FUND. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT AND MANAGEMENT PHILOSOPHY.
--------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL
SECURITIES FUND
CLASS 1

--------------------------------------------------------------------------------
   PERFORMANCE REFLECTS THE FUND'S CLASS 1 OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY CONTRACT FEES, EXPENSES OR SALES CHARGES. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE EXPENSES, INCLUDING SALES CHARGES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND THE VALUE OF YOUR PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/00

TEMPLETON INTERNATIONAL SECURITIES FUND - CLASS 1 DELIVERED A +0.57% CUMULATIVE TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED 6/30/00. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 TEMPLETON INTERNATIONAL SECURITIES FUND - CLASS 1*
 PERIODS ENDED 6/30/00
                                                              SINCE
                                                            INCEPTION
                                   1-YEAR        5-YEAR      (5/1/92)
 ----------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN        +12.73%     +15.54%       +14.44%
 CUMULATIVE TOTAL RETURN            +12.73%    +105.87%      +200.80%
 VALUE OF $10,000 INVESTMENT        $11,273     $20,587       $30,080

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

ONGOING STOCK MARKET VOLATILITY CAN DRAMATICALLY CHANGE THE FUND'S SHORT-TERM PERFORMANCE; CURRENT RESULTS MAY BE LOWER.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights


                                                                                 CLASS 1
                                               -------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2000   -------------------------------------------------------------------
                                                  (UNAUDITED)         1999            1998         1997         1996         1995
                                               -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $22.25           $20.69        $20.18       $18.40       $15.13       $13.22
                                               -------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(c) .....................           .25              .33           .60          .49          .43          .23
 Net realized and unrealized gains (losses) ...          (.27)            3.78          1.29         2.01         3.15         1.83
                                               -------------------------------------------------------------------------------------
Total from investment operations ..............          (.02)            4.11          1.89         2.50         3.58         2.06
                                               -------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.43)            (.57)         (.49)        (.51)        (.24)        (.10)
 Net realized gains ...........................         (2.49)           (1.98)         (.89)        (.21)        (.07)        (.05)
                                               -------------------------------------------------------------------------------------
Total distributions ...........................         (2.92)           (2.55)        (1.38)        (.72)        (.31)        (.15)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period ................        $19.31           $22.25        $20.69       $20.18       $18.40       $15.13
                                               =====================================================================================
Total return(b) ...............................          .57%           23.61%         9.33%       13.95%       24.04%       15.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $1,652,815       $1,056,798      $980,470     $938,410     $682,984     $353,141
Ratios to average net assets:
 Expenses .....................................          .84%(a)          .85%          .86%         .81%         .65%         .71%
 Net investment income ........................         2.57%(a)         1.69%         2.81%        2.70%        3.23%        2.36%
Portfolio turnover rate .......................        21.83%           30.04%        29.56%       16.63%        9.46%        5.19%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights (continued)


                                                                                   CLASS 2
                                                        -------------------------------------------------------------
                                                         SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2000     ----------------------------------------
                                                            (UNAUDITED)          1999           1998         1997(c)
                                                        -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $22.13              $20.61        $20.14        $18.40
                                                        -------------------------------------------------------------
Income from investment operations:
 Net investment income(d) ...........................           .22                 .25           .59           .07
 Net realized and unrealized gains (losses) .........          (.26)               3.78          1.25          1.67
                                                        -------------------------------------------------------------
Total from investment operations ....................          (.04)               4.03          1.84          1.74
                                                        -------------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.38)               (.53)         (.48)           --
 Net realized gains .................................         (2.49)              (1.98)         (.89)           --
                                                        -------------------------------------------------------------
Total distributions .................................         (2.87)              (2.51)        (1.37)           --
                                                        -------------------------------------------------------------
Net asset value, end of period ......................        $19.22              $22.13        $20.61        $20.14
                                                        =============================================================
Total return(b) .....................................          .50%              23.23%         9.08%         9.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................      $157,908            $101,365       $39,886       $17,606
Ratios to average net assets:
 Expenses ...........................................         1.09%(a)            1.10%         1.11%         1.13%(a)
 Net investment income ..............................         2.30%(a)            1.26%         2.69%         1.14%(a)
Portfolio turnover rate .............................        21.83%              30.04%        29.56%        16.63%

(a)Annualized
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period May 1, 1997 (effective date) to December 31, 1997.
(d)Based on average shares outstanding effective year ended December 31,1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)


                                                                        COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS 91.2%
    AEROSPACE & MILITARY TECHNOLOGY 2.1%
    BAE Systems PLC ............................................    United Kingdom     4,744,725     $ 29,377,546
    Hong Kong Aircraft Engineering Co. Ltd. ....................       Hong Kong         947,080        1,822,406
    Saab AB, B .................................................        Sweden           726,900        6,132,778
                                                                                                     ------------
                                                                                                       37,332,730
                                                                                                     ------------
    AUTOMOBILES 2.6%
    Autoliv Inc., SDR ..........................................        Sweden           675,450       16,634,044
    Volkswagen AG ..............................................        Germany          312,000       12,052,452
    Volvo AB, B ................................................        Sweden           843,780       18,422,514
                                                                                                     ------------
                                                                                                       47,109,010
                                                                                                     ------------
    BANKING 8.5%
    Australia & New Zealand Banking Group Ltd. .................       Australia       2,938,850       22,603,010
    Banca Nazionale del Lavoro SpA .............................         Italy         5,635,000       19,823,291
    Banco Popular Espanol SA ...................................         Spain           124,800        3,875,925
    Bank Austria AG ............................................        Austria           96,320        4,710,562
    Bank Austria AG, 144A ......................................        Austria          230,146       11,255,367
    BPI Socieda de Gestora de Participacoes Socias SA ..........       Portugal        1,609,890        5,709,705
    Credicorp Ltd. .............................................         Peru            292,160        2,629,440
    Foreningssparbanken AB, A ..................................        Sweden           472,500        6,949,322
    HSBC Holdings PLC ..........................................       Hong Kong         636,400        7,265,865
    HSBC Holdings PLC, ADR .....................................       Hong Kong         180,600       10,463,513
    National Bank of Canada ....................................        Canada           897,620       13,388,272
    Nordic Baltic Holding AB, FDR ..............................        Sweden         4,763,875       34,796,142
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...............        Brazil           358,700       10,312,625
                                                                                                     ------------
                                                                                                      153,783,039
                                                                                                     ------------
    BROADCASTING & PUBLISHING 1.5%
    Wolters Kluwer NV ..........................................      Netherlands      1,030,100       27,548,589
                                                                                                     ------------
    BUILDING MATERIALS & COMPONENTS .6%
    Caradon PLC ................................................    United Kingdom     3,265,240        7,464,027
    Hepworth PLC ...............................................    United Kingdom     1,330,100        3,795,568
                                                                                                     ------------
                                                                                                       11,259,595
                                                                                                     ------------
    CHEMICALS 4.2%
    Akzo Nobel NV ..............................................      Netherlands        564,580       24,082,483
    BASF AG ....................................................        Germany          474,430       19,327,552
    Clariant AG ................................................      Switzerland         54,500       20,310,559
    Imperial Chemical Industries PLC ...........................    United Kingdom       857,000        6,584,124
    Kemira OY ..................................................        Finland        1,088,632        5,321,904
                                                                                                     ------------
                                                                                                       75,626,622
                                                                                                     ------------
    CONSTRUCTION & HOUSING .4%
    Fletcher Challenge Building Ltd. ...........................      New Zealand      6,285,000        6,686,579
                                                                                                     ------------
    ELECTRICAL & ELECTRONICS 8.5%
    ABB Ltd. ...................................................      Switzerland         64,840        7,785,505
    Alcatel SA .................................................        France           245,175       16,145,396
    Alcatel SA, ADR ............................................        France           338,791       22,529,575
    Hitachi Ltd. ...............................................         Japan         1,850,000       26,752,044
(a) Hyundai Electronics Industries Co. .........................      South Korea        875,000       17,264,187
    Koninklijke Philips Electronics NV .........................      Netherlands        694,974       32,908,742
    Nokia Corp., A .............................................        Finland          153,800        7,879,884
    Sony Corp. .................................................         Japan           237,900       22,259,912
                                                                                                     ------------
                                                                                                      153,525,245
                                                                                                     ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                 COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------

    COMMON STOCKS (CONT.)
    ELECTRONIC COMPONENTS & INSTRUMENTS 1.5%
    Williams PLC ........................................    United Kingdom     4,674,600     $ 27,209,589
                                                                                              ------------
    ENERGY SOURCES 6.3%
    Eni SpA .............................................         Italy         3,631,060       21,022,586
    PC Holdings SA, ADR .................................       Argentina         316,142        5,789,350
    Repsol SA, Br. ......................................         Spain         1,253,400       25,050,219
    Shell Transport & Trading Co. PLC ...................    United Kingdom     2,882,342       24,413,315
    Total Fina Elf SA, B ................................        France           243,338       37,460,299
                                                                                              ------------
                                                                                               113,735,769
                                                                                              ------------
    FINANCIAL SERVICES 6.4%
    AXA SA ..............................................        France           208,400       32,960,776
    AXA SA, 144A ........................................        France            17,366        2,746,626
    ING Groep NV ........................................      Netherlands        386,631       26,238,905
    Nomura Securities Co. Ltd. ..........................         Japan         1,432,425       35,132,015
(a) Royal Bank of Scotland Group PLC ....................    United Kingdom     1,118,729       18,612,451
                                                                                              ------------
                                                                                               115,690,773
                                                                                              ------------
    FOOD & HOUSEHOLD PRODUCTS 1.5%
    Northern Foods PLC ..................................    United Kingdom     3,278,607        5,943,552
    Panamerican Beverages Inc., A .......................        Mexico           290,000        4,331,875
    Tate & Lyle PLC .....................................    United Kingdom     3,303,500       16,778,301
                                                                                              ------------
                                                                                                27,053,728
                                                                                              ------------
    FOREST PRODUCTS & PAPER 1.0%
    Stora Enso OYJ, R ...................................        Finland        1,002,730        9,203,029
    UPM-Kymmene Corporation .............................        Finland          351,000        8,747,747
                                                                                              ------------
                                                                                                17,950,776
                                                                                              ------------
    HEALTH & PERSONAL CARE 9.0%
    Aventis SA ..........................................        France           464,880       34,067,018
(a) CellTech Group PLC ..................................    United Kingdom     1,003,271       19,319,084
(a) Elan Corp. PLC, ADR .................................    Irish Republic       718,225       34,789,023
    Internatio-Muller NV ................................      Netherlands        240,308        4,146,260
    Mayne Nickless Ltd., A ..............................       Australia       5,353,320       11,024,453
    Merck KGAA ..........................................        Germany          636,150       19,513,055
    Nycomed Amersham PLC ................................    United Kingdom     1,575,700       15,300,385
    Teva Pharmaceutical Industries Ltd., ADR ............        Israel           462,545       25,642,338
                                                                                              ------------
                                                                                               163,801,616
                                                                                              ------------
    INSURANCE 5.9%
    Ace Ltd. ............................................        Bermuda          853,045       23,885,260
    Muenchener Rueckversicherungs-Gesellschaft ..........        Germany           95,520       30,031,977
    Scor ................................................        France           250,000       10,929,891
    XL Capital Ltd., A ..................................        Bermuda          170,450        9,225,606
    Zurich Allied AG ....................................      Switzerland         44,800       22,205,768
    Zurich Allied PLC ...................................    United Kingdom       920,100       10,822,739
                                                                                              ------------
                                                                                               107,101,241
                                                                                              ------------
    MACHINERY & ENGINEERING 2.4%
    IHC Caland NV .......................................      Netherlands        187,500        9,166,155
    Invensys PLC ........................................    United Kingdom     3,139,529       11,763,075
    Komatsu Ltd. ........................................         Japan         3,191,000       22,498,804
                                                                                              ------------
                                                                                                43,428,034
                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                              COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING 2.4%
Hudsons Bay Co. ......................................        Canada            360,774     $  3,822,739
Marks & Spencer PLC ..................................    United Kingdom      4,772,000       16,723,708
Safeway PLC ..........................................    United Kingdom      4,943,186       19,231,857
Storehouse ...........................................    United Kingdom      6,812,781        4,486,367
                                                                                            ------------
                                                                                              44,264,671
                                                                                            ------------
METALS & MINING 3.7%
Anglo American Platinum Corp. Ltd. ...................     South Africa         145,609        4,196,460
Barrick Gold Corp. ...................................        Canada          1,042,900       18,828,086
Boehler-Uddeholm AG ..................................        Austria            64,505        2,266,121
Boehler-Uddeholm AG, 144A ............................        Austria            60,855        2,137,894
Corus Group PLC ......................................    United Kingdom      8,123,200       11,836,111
Industrias Penoles SA ................................        Mexico          1,893,000        3,057,723
Ispat International NV, A ............................      Netherlands         227,600        2,162,200
Pohang Iron & Steel Co. Ltd. .........................      South Korea         128,901       11,209,511
WMC Ltd. .............................................       Australia        2,399,500       10,766,027
                                                                                            ------------
                                                                                              66,460,133
                                                                                            ------------
MULTI-INDUSTRY 4.4%
Broken Hill Proprietary Co. Ltd. .....................       Australia          945,543       11,212,129
Cheung Kong Holdings Ltd. ............................       Hong Kong        3,792,825       41,965,179
Elementis PLC ........................................    United Kingdom      5,428,174        6,450,666
Hanson PLC ...........................................    United Kingdom        446,211        3,147,802
Next PLC .............................................    United Kingdom        775,500        6,814,989
Swire Pacific Ltd., B ................................       Hong Kong       13,622,100       11,096,473
                                                                                            ------------
                                                                                              80,687,238
                                                                                            ------------
TELECOMMUNICATIONS 8.3%
Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile            431,500        7,820,938
Korea Telecom Corp., ADR .............................      South Korea         163,020        7,886,093
Nippon Telegraph & Telephone Corp. ...................         Japan              2,510       33,449,270
Philippine Long Distance Telephone Co., ADR ..........      Philippines         722,400       12,822,600
Portugal Telecom SA ..................................       Portugal           808,010        9,108,352
Smartone Telecommunications Holdings Ltd. ............       Hong Kong        7,652,000       16,932,895
Telecom Corp. of New Zealand Ltd. ....................      New Zealand       5,087,400       17,841,955
Telecom Italia SpA, di Risp ..........................         Italy          1,887,750       12,545,311
Telefonica del Peru SA, ADR ..........................         Peru             267,700        3,045,088
Telefonica del Peru SA, B ............................         Peru           5,365,602        7,722,836
Telefonos de Mexico SA (Telmex), L, ADR ..............        Mexico            360,760       20,608,415
                                                                                            ------------
                                                                                             149,783,753
                                                                                            ------------
TRANSPORTATION 2.9%
British Airways PLC ..................................    United Kingdom      2,575,000       14,803,219
Koninklijke Nedlloyd Groep NV ........................      Netherlands         216,300        4,206,824
Peninsular & Oriental Steam Navigation Co. ...........    United Kingdom      1,355,414       11,552,115
Seino Transportation Co. Ltd. ........................         Japan            552,000        2,785,955
Stagecoach Holdings PLC ..............................    United Kingdom     16,914,690       18,756,544
                                                                                            ------------
                                                                                              52,104,657
                                                                                            ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                     COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    UTILITIES ELECTRICAL & GAS 7.1%
    CLP Holdings Ltd. .........................................................     Hong Kong      4,081,000    $   19,003,797
    E.On AG ...................................................................      Germany         465,650        22,540,667
    Evn AG ....................................................................      Austria          23,475           877,579
    Gener SA, ADR .............................................................       Chile          303,800         4,462,063
    Hong Kong Electric Holdings Ltd. ..........................................     Hong Kong      4,062,365        13,080,364
    Iberdrola SA, Br. .........................................................       Spain        1,575,700        20,390,275
    Korea Electric Power Corp. ................................................    South Korea       250,000         7,757,674
    National Power PLC ........................................................  United Kingdom    1,972,900        12,558,918
    Thames Water Group PLC ....................................................  United Kingdom    2,223,811        28,598,444
                                                                                                                --------------
                                                                                                                   129,269,781
                                                                                                                --------------
    TOTAL COMMON STOCKS (COST $1,444,014,133)..................................                                  1,651,413,168
                                                                                                                --------------
    PREFERRED STOCKS 3.8%
    Cia Vale do Rio Doce, A, ADR, pfd. ........................................      Brazil          350,400         9,898,800
    Embratel Participacoes SA, ADR, pfd. ......................................      Brazil          420,490         9,934,076
    Petroleo Brasileiro SA, pfd. ..............................................      Brazil          300,000         9,063,193
    Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................      Brazil          221,950        21,556,894
    Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................      Brazil          556,750        10,299,875
    Telemig Celular SA, C, pfd. ...............................................      Brazil        1,705,000            43,476
    Tele Norte Leste Participacoes SA, ADR, pfd. ..............................      Brazil           11,702           276,460
    Volkswagen AG, pfd. .......................................................      Germany         275,000         6,563,686
                                                                                                                --------------
    TOTAL PREFERRED STOCKS (COST $57,239,299)..................................                                     67,636,460
                                                                                                                --------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,501,253,432).......                                  1,719,049,628
                                                                                                                --------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                  ---------
(b) REPURCHASE AGREEMENTS 4.4%
    Dresdner Bank AG, 6.40%, 7/03/00 (Maturity Value $20,111,721)
      Collateralized by U.S. Treasury Notes and Bonds .........................   United States   20,101,000        20,101,000
    Paribas Corp., 6.85%, 7/03/00 (Maturity Value $60,034,250)
      Collateralized by U.S. Treasury Notes and Bonds .........................   United States   60,000,000        60,000,000
                                                                                                                --------------
    TOTAL REPURCHASE AGREEMENTS (COST $80,101,000).............................                                     80,101,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,581,354,432) 99.4%..............................                                  1,799,150,628
    OTHER ASSETS, LESS LIABILITIES .6% ........................................                                     11,571,531
                                                                                                                --------------
    TOTAL NET ASSETS 100.0% ...................................................                                 $1,810,722,159
                                                                                                                ==============

(a)Non-income producing
(b)At June 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ................................................    $1,581,354,432
                                                           ==============
  Value ...............................................     1,799,150,628
 Receivables:
  Investment securities sold ..........................         2,267,482
  Capital shares sold .................................         6,717,850
  Dividends and interest ..............................         6,526,687
                                                           --------------
   Total assets .......................................     1,814,662,647
                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................           437,841
  Capital shares redeemed .............................         1,933,327
  Affiliates ..........................................         1,193,236
 Funds advanced by custodian ..........................            30,240
 Other liabilities ....................................           345,844
                                                           --------------
   Total liabilities ..................................         3,940,488
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   11,204,261
 Net unrealized appreciation ..........................       217,796,196
 Accumulated net realized gain ........................        30,262,822
 Capital shares .......................................     1,551,458,880
                                                           --------------
    Net assets, at value ..............................    $1,810,722,159
                                                           ==============
CLASS 1:
 Net assets, at value .................................    $1,652,814,646
                                                           ==============
 Shares outstanding ...................................        85,603,213
                                                           ==============
 Net asset value and offering price per share .........    $        19.31
                                                           ==============
CLASS 2:
 Net assets, at value .................................    $  157,907,513
                                                           ==============
 Shares outstanding ...................................         8,217,632
                                                           ==============
 Net asset value and offering price per share .........    $        19.22
                                                           ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $2,589,021)
 Dividends ...................................................    $  20,559,326
 Interest ....................................................        2,063,681
                                                                  -------------
  Total investment income ....................................       22,623,007
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        4,489,442
 Administrative fees (Note 3) ................................          665,140
 Distribution fees - Class 2 (Note 3) ........................          153,708
 Custodian fees ..............................................          263,000
 Reports to shareholders .....................................          124,000
 Professional fees (Note 3) ..................................           35,400
 Trustees' fees and expenses .................................            6,500
 Other .......................................................            3,227
                                                                  -------------
  Total expenses .............................................        5,740,417
                                                                  -------------
   Net investment income .....................................       16,882,590
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................       79,041,160
  Foreign currency transactions .............................       (1,372,970)
                                                                  -------------
  Net realized gain .........................................       77,668,190
  Net unrealized depreciation on investments ................      (47,373,112)
                                                                  -------------
Net realized and unrealized gain .............................       30,295,078
                                                                  -------------
Net increase in net assets resulting from operations .........    $  47,177,668
                                                                  =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1999

                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                             JUNE 30, 2000      DECEMBER 31, 1999
                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   16,882,590       $   17,320,878
  Net realized gain from investments and foreign currency transactions          77,668,190           84,997,543
  Net unrealized appreciation (depreciation) on investments ...........        (47,373,112)         128,046,409
                                                                          ---------------------------------------
   Net increase in net assets resulting from operations ...............         47,177,668          230,364,830
 Distributions to shareholders from:
  Net investment income:
    Class 1 ...........................................................        (20,195,709)         (26,406,410)
    Class 2 ...........................................................         (2,255,259)          (1,047,921)
  Net realized gains:
    Class 1 ...........................................................       (118,600,706)         (91,727,528)
    Class 2 ...........................................................        (14,798,195)          (3,898,692)
                                                                          ---------------------------------------
 Total distributions to shareholders ..................................       (155,849,869)        (123,080,551)
 Capital share transactions: (Note 2)
    Class 1 ...........................................................        692,644,895          (14,797,710)
    Class 2 ...........................................................         68,586,998           45,319,734
                                                                          ---------------------------------------
 Total capital share transactions .....................................        761,231,893           30,522,024
     Net increase in net assets .......................................        652,559,692          137,806,303
Net assets:
 Beginning of period ..................................................      1,158,162,467        1,020,356,164
                                                                          ---------------------------------------
 End of period ........................................................     $1,810,722,159       $1,158,162,467
                                                                          =======================================
Undistributed net investment income included in net assets:
 End of period ........................................................     $   11,204,261       $   16,772,639
                                                                          =======================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including emerging markets.

Effective May 1, 2000, the name of the Templeton International Equity Fund changed to Templeton International Securities Fund, as a result of fund mergers, as discussed in Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities, the Fund will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                              SIX MONTHS ENDED                       YEAR ENDED
                                                               JUNE 30, 2000                     DECEMBER 31, 1999
                                                     -----------------------------------------------------------------------
                                                          SHARES            AMOUNT           SHARES             AMOUNT
CLASS 1 SHARES:                                      -----------------------------------------------------------------------
Shares sold ........................................      6,115,864    $  117,487,707        4,898,075    $     98,598,572
Shares issued on merger (Note 6) ...................     35,794,416       651,458,377               --                  --
Shares issued on reinvestment of distributions .....      7,326,842       138,796,415        6,924,615         118,133,938
Shares redeemed ....................................    (11,133,746)     (215,097,604)     (11,722,543)       (231,530,220)
                                                        ------------------------------------------------------------------
Net increase (decrease) ............................     38,103,376    $  692,644,895          100,147    $    (14,797,710)
                                                        ==================================================================
CLASS 2 SHARES:
Shares sold ........................................     21,038,739    $  409,844,354       57,320,488    $  1,117,974,227
Shares issued on merger (Note 6) ...................        177,521         3,216,683               --                  --
Shares issued on reinvestment of distributions .....        904,695        17,053,454          290,806           4,946,613
Shares redeemed ....................................    (18,483,041)     (361,527,493)     (54,967,087)     (1,077,601,106)
                                                        ------------------------------------------------------------------
Net increase .......................................      3,637,914    $   68,586,998        2,644,207    $     45,319,734
                                                        ==================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       ENTITY                                                          AFFILIATION
---------------------------------------------------------------------------------------------
       Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
       Templeton Investment Counsel, Inc. (TICI)                       Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer agent

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

       ANNUALIZED FEE RATE   DAILY NET ASSETS
       -------------------------------------------------------------------------
               .75%          First $200 million
               .675%         Over $200 million, up to and including $1.3 billion
               .60%          Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the fund as follows:

       ANNUALIZED FEE RATE   DAILY NET ASSETS
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Fund for the services.

Included in professional fees are legal fees of $97 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred capital losses and/or deferred currency losses of $1,004,292 occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and merger related expenses.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

     Unrealized appreciation .............  $  399,857,380
     Unrealized depreciation .............    (182,061,184)
                                            --------------
     Net unrealized appreciation .........  $  217,796,196
                                            ==============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $267,634,383 and $325,183,049, respectively.

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton International Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders. The merger was accounted for by the method of accounting for tax-free business combinations of investment companies. The financial statements of TVP - Templeton International Fund survived the reorganization; therefore, the financial statements of FTVIPT - Templeton International Securities Fund reflect the financial statements of TVP - Templeton International Fund. Immediately preceding the merger, FTVIPT - Templeton International Securities Fund completed a reverse split of its shares in the ratio of one new Class 1 share for each .6496 existing Class 1 share and one new Class 2 share for each .6496 existing Class 2 share. As a result, the FTVIPT - Templeton International Securities Fund net asset value per share was $18.20 for Class 1 and $18.12 for Class 2 on May 1, 2000. TVP - Templeton International Fund's shareholders contributed net assets having an aggregate value of $1,071,394,151 (including $137,586,448 of unrealized appreciation) in exchange for 35,794,416 Class 1 shares and 177,521 Class 2 shares (post-split) of the FTVIPT - Templeton International Securities Fund. Immediately prior to the merger, FTVIPT - Templeton International Securities Fund had net assets of $654,675,060 (including unrealized appreciation of $16,819,111). Upon completion of the merger, the combined net assets of the FTVIPT - Templeton International Securities Fund were $1,726,069,211.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Tax Designation

At December 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 29, 1999.


                                        CLASS 1                      CLASS 2
                             ----------------------------------------------------------
                              FOREIGN TAX      FOREIGN      FOREIGN TAX      FOREIGN
                                  PAID      SOURCE INCOME       PAID      SOURCE INCOME
COUNTRY                        PER SHARE      PER SHARE      PER SHARE      PER SHARE
---------------------------------------------------------------------------------------
Argentina ...................     0.0000         0.0137         0.0000         0.0130
Australia ...................     0.0016         0.0290         0.0016         0.0276
Austria .....................     0.0007         0.0034         0.0007         0.0033
Bermuda .....................     0.0000         0.0039         0.0000         0.0037
Brazil ......................     0.0047         0.0386         0.0047         0.0367
Canada ......................     0.0011         0.0059         0.0011         0.0056
China .......................     0.0000         0.0030         0.0000         0.0029
Czech Republic ..............     0.0004         0.0000         0.0004         0.0000
Finland .....................     0.0032         0.0169         0.0032         0.0161
France ......................     0.0025         0.0175         0.0025         0.0166
Germany .....................     0.0001         0.0006         0.0001         0.0006
Hong Kong ...................     0.0000         0.0256         0.0000         0.0243
Italy .......................     0.0036         0.0187         0.0036         0.0179
Japan .......................     0.0001         0.0006         0.0001         0.0005
Mexico ......................     0.0004         0.0044         0.0004         0.0042
Netherlands .................     0.0060         0.0490         0.0060         0.0467
New Zealand .................     0.0021         0.0108         0.0021         0.0103
Norway ......................     0.0016         0.0088         0.0016         0.0084
Peru ........................     0.0000         0.0035         0.0000         0.0033
Portugal ....................     0.0007         0.0035         0.0007         0.0033
South Africa ................     0.0000         0.0059         0.0000         0.0056
South Korea .................     0.0006         0.0027         0.0006         0.0026
Spain .......................     0.0036         0.0206         0.0036         0.0197
Sweden ......................     0.0032         0.0202         0.0032         0.0192
Switzerland .................     0.0023         0.0141         0.0023         0.0134
United Kingdom ..............     0.0178         0.1568         0.0178         0.1497
                              ---------------------------------------------------------
TOTAL .......................    $0.0563        $0.4777        $0.0563        $0.4552
                              =========================================================

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[LOGO]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777

SEMIANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INVESTMENT MANAGERS
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Accounts") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

VIP15 S00 08/00            [Logo] Printed on recycled paper

KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO VARIABLE
INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-DYNAMICS FUND







                                      SEMI
                                     ANNUAL






SEMIANNUAL REPORT | June 30, 2000                   [INVESCO ICON] INVESCO FUNDS

MARKET OVERVIEW                                                     July 2000(2)

Equity markets were extremely volatile in the second quarter as investors weighed the threat of higher interest rates against the risks of slowing economic growth. Early in the period, interest rate fears dominated investors' attention amid signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight, wage pressures were simmering and consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia continued to pick up steam, and oil prices surged to new highs.

Against this backdrop, interest rate fears led investors to question the lofty valuations on many growth shares. The result was a sharp rotation out of growth stocks into many defensive and value-oriented names. The technology-driven Nasdaq Composite endured a spring sell-off of historic proportions. Downward pressure was aggravated in mid-May by the Federal Reserve's decision to raise interest rates by a half percentage point -- more than expected -- in their sixth rate increase in a year. Yet, not long after the May rate increase, investors welcomed signs that the credit tightening was starting to cool economic growth. Job growth slowed in May, while vehicle and home sales softened. Equity and bond markets rallied at month-end on hopes that the economy was achieving the desired "soft landing," or gradual deceleration in growth.

These gains extended into June, as economists began to lower their growth estimates for the remainder of the year. Investors also took heart from June inflation figures, which showed moderating price pressures. In a widely anticipated move, the Fed left interest rates unchanged in June, fueling investor speculation that its campaign of credit tightening might be nearing an end. Growth company stocks made a comeback, as investors recognized their strong earnings outlooks and attractive post-correction valuations. By quarter-end, the Nasdaq was down only marginally from its level at the start of the year.

The recent market rebound has been encouraging; however, we caution that uncertainty over interest rates will likely persist. While the Federal Reserve has no desire to trigger a recession, they will remain vigilant as long as inflation remains a risk. Nonetheless, from what we know of the trends in technology spending, we believe that productivity gains should help temper inflation going forward. Earnings forecasts also remain robust, despite predictions for a slowing economy. In any case, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that can perform well in any kind of economy.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

The line graph below illustrates, for the period from inception through 6/30/00, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF-DYNAMICS FUND

-------------------------------------
          VIF-DYNAMICS FUND
    AVERAGE ANNUAL TOTAL RETURN
          AS OF 6/30/00 (1)

1 year                        46.96%
-------------------------------------
Since inception (8/97)        31.51%
-------------------------------------

For the six-month period ended June 30, 2000, the value of your shares rose 13.65%. This is comparable to the return of the S&P Midcap 400 Index, which rose 9.06% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:    VIF-Dynamics Fund Total Return Since Inception vs S&P MidCap 400 Index

          This line graph compares the value of a $10,000 investment in INVESCO VIF-Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through June 30, 2000.

After two months of downward pressure, the markets recovered in June, gaining back some ground lost earlier in the quarter. Inflation concerns led to the period's volatility, spawned by a series of higher reported inflation figures as well as the central bank's negative statements at its May meeting, when it raised short-term interest rates 50 basis points. The June producer and consumer inflation figures showed moderating inflation following the earlier oil price surge, followed by June's purchasing managers' prices paid index, which declined for the third month in a row. As a result, equity markets recovered somewhat, with the Nasdaq Composite up strongly after a dramatic pullback that reached bottom in late May.

The fund's investments in three of the economy's fastest-growing segments -- biotechnology, technology and communications -- hurt our performance in April and May, but provided a positive tailwind as the market appeared to right itself in June. Inflation scares, a federal ruling against Microsoft Corp, and other factors caused investors to flee many higher-priced companies. Still, business fundamentals remained quite strong for many of these leading firms.

The fund's investments in smaller technology stocks were hit particularly hard in the market downdraft. Peregrine Systems, which markets infrastructure management software, confused Wall Street by merging with Harbinger Corp, a marketer of business-to-business e-commerce software. Redback Networks, a maker of networking systems, and Gemstar International Group Ltd, a developer of electronic program guides, also gave ground as investors became more focused on current earnings rather than future growth.

But many of these same technology and biotechnology stocks proved particularly strong in June. Two of our top-performing networking stocks included Extreme Networks and Redback Networks. Software firms Vignette Corp and Art Technology Group also performed well, based on evidence that large enterprises are stepping up investment in Web-based software. These mid-cap companies have been more aggressive than larger rivals in serving the needs of companies adapting to the Internet. Our biotechnology holdings also gained ground in June, with Human Genome Sciences, Celgene Corp, and Abgenix Inc all moving higher.

On the other hand, our energy holdings, which provided some welcome returns to the fund during the technology sector retreat, lost ground at the end of the period. Still, we remain enthusiastic about the prospects for service firms, in particular, which should enjoy real growth prospects as oil and gas producers scramble to add reserves in response to tight supply and demand conditions.

Going forward, we intend to maintain our focus on companies that should prosper even as the economy slows, particularly on firms that are closely involved in the digital communications "buildout." We have reduced our exposure to the retail sector, however, with our recent sale of Circuit City Stores-Circuit City Group.

FUND MANAGEMENT

[Photo of Timothy J. Miller]
[Photo of Thomas R. Wald]

VIF-Dynamics Fund is managed by INVESCO Chief Investment Officer Timothy J. Miller and Vice President Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

Thomas R. Wald assumed responsibilities of co-manager in 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P MIDCAP 400 IS AN UNMANAGED INDEX INDICATIVE OF DOMESTIC MID-CAPITALIZATION STOCKS. THE NASDAQ IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER.

STATEMENT OF INVESTMENT SECURITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
90.53 COMMON STOCKS
0.38  BANKS
      Northern Trust                                     8,280     $  538,717
================================================================================
7.92  BIOTECHNOLOGY--HEALTH CARE
      Abgenix Inc(a)                                    11,800      1,414,341
      Affymetrix Inc(a)                                  7,850      1,296,231
      Celgene Corp(a)                                   26,150      1,539,581
      COR Therapeutics(a)                               17,400      1,484,437
      ImClone Systems(a)                                11,925        911,517
      Medarex Inc(a)                                     5,600        473,200
      MedImmune Inc(a)                                  18,100      1,339,400
      Protein Design Labs(a)                             9,400      1,550,559
      Sepracor Inc(a)                                   10,100      1,218,313
================================================================================
                                                                   11,227,579
3.35  BROADCASTING
      AMFM Inc(a)                                       14,150        976,350
      Citadel Communications(a)                          9,550        333,653
      EchoStar Communications Class A Shrs(a)           34,380      1,138,300
      Entercom Communications(a)                        17,000        828,750
      General Motors Class H Shrs(a)                     7,300        640,575
      Hispanic Broadcasting(a)                          12,440        412,075
      Westwood One(a)                                   12,300        419,738
================================================================================
                                                                    4,749,441
1.53  CABLE
      CableVision Systems Class A Shrs(a)               13,970        948,214
      NTL Inc(a)                                         6,987        418,347
      USA Networks(a)                                   36,820        796,233
================================================================================
                                                                    2,162,794
3.07  COMMUNICATIONS--EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                      8,865      1,477,685
      Comverse Technology(a)                            12,900      1,199,700
      Copper Mountain Networks(a)                        5,300        467,062
      E-Tek Dynamics(a)                                  3,800      1,002,488
      Metasolv Software(a)                               4,700        206,800
================================================================================
                                                                    4,353,735

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
18.01 COMPUTER RELATED
      Adobe Systems                                      7,700     $1,001,000
      Art Technology Group(a)                           17,100      1,726,031
      BEA Systems(a)                                    19,600        968,975
      BroadVision Inc(a)                                20,620      1,047,754
      Brocade Communications Systems(a)                 10,280      1,886,219
      Entrust Technologies(a)                            7,400        612,350
      Exodus Communications(a)                          28,160      1,297,120
      Extreme Networks(a)                                8,180        862,990
      InfoSpace Inc(a)                                  12,600        696,150
      Inktomi Corp(a)                                    9,350     $1,105,637
      Internap Network Services(a)                      13,790        572,500
      Intuit Inc(a)                                     12,120        501,465
      i2 Technologies(a)                                11,745      1,224,600
      Macromedia Inc(a)                                  6,400        618,800
      Mercury Interactive(a)                            14,520      1,404,810
      Network Appliance(a)                              15,380      1,238,090
      Peregrine Systems(a)                              24,800        860,250
      Portal Software(a)                                12,300        785,663
      RealNetworks Inc(a)                               11,000        556,188
      Redback Networks(a)                               11,460      2,039,880
      Siebel Systems(a)                                 14,070      2,301,324
      Software.com Inc(a)                                  900        116,888
      Symantec Corp(a)                                  11,050        596,009
      TIBCO Software(a)                                  3,000        321,703
      Vignette Corp(a)                                  14,600        759,428
      Vitria Technology(a)                               7,100        433,988
================================================================================
                                                                   25,535,812
2.72  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                  17,240      1,184,173
      Jabil Circuit(a)                                   8,540        423,797
      Molex Inc                                         20,037        964,281
      Sanmina Corp(a)                                   15,060      1,287,630
================================================================================
                                                                    3,859,881
11.05 ELECTRONICS--SEMICONDUCTOR
      Altera Corp(a)                                    11,390      1,161,068
      Applied Micro Circuits(a)                         10,900      1,076,375
      Conexant Systems(a)                                8,660        421,092
      Linear Technology                                 15,480        989,752
      LSI Logic(a)                                      21,180      1,146,367
      Maxim Integrated Products(a)                      19,860      1,349,239
      Microchip Technology(a)                           13,570        790,665

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      PMC-Sierra Inc(a)                                 10,440     $1,855,058
      RF Micro Devices(a)                               10,190        892,899
      SDL Inc(a)                                         8,460      2,412,686
      TranSwitch Corp(a)                                15,200      1,173,250
      Vitesse Semiconductor(a)                          10,820        795,946
      Xilinx Inc(a)                                     19,490      1,609,143
================================================================================
                                                                   15,673,540
0.71  ENTERTAINMENT
      Gemstar International Group Ltd(a)                16,440      1,010,289
================================================================================
0.90  EQUIPMENT--SEMICONDUCTOR
      KLA-Tencor Corp(a)                                10,230        599,094
      Novellus Systems(a)                                3,600        203,625
      Teradyne Inc(a)                                    6,510        478,485
================================================================================
                                                                    1,281,204
1.33  FINANCIAL
      Ambac Financial Group                             13,000        712,562
      Edwards (A G) Inc                                 14,400        561,600
      Providian Financial                                6,800        612,000
================================================================================
                                                                    1,886,162
1.66  GAMING
      Harrah's Entertainment(a)                         57,940     $1,213,119
      MGM Grand                                         35,420      1,137,867
================================================================================
                                                                    2,350,986
7.57  HEALTH CARE DRUGS--PHARMACEUTICALS
      Allergan Inc                                      18,400      1,370,800
      ALZA Corp(a)                                      25,100      1,484,037
      Forest Laboratories(a)                            25,950      2,620,950
      Human Genome Sciences(a)                           9,200      1,227,050
      ICN Pharmaceuticals                               16,400        456,125
      Inhale Therapeutic Systems(a)                     12,700      1,288,653
      IVAX Corp                                         18,400        763,600
      Millennium Pharmaceuticals(a)                     13,640      1,525,975
================================================================================
                                                                   10,737,190
0.50  HEALTH CARE RELATED
      PE Corp-PE Biosystems Group                       10,800        711,450
================================================================================
1.74  INVESTMENT BANK/BROKER FIRM
      Paine Webber Group                                 8,900        404,950
      Price (T Rowe) Associates                         14,200        603,500
      Waddell & Reed Financial
        Class A Shrs                                    23,513        771,520
        Class B Shrs                                    23,429        680,905
================================================================================
                                                                    2,460,875

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
10.22 OIL & GAS RELATED
      Anadarko Petroleum                                13,120    $   646,980
      Apache Corp                                       23,765      1,397,679
      BJ Services(a)                                    19,250      1,203,125
      Canadian Natural Resources(a)                      9,700        281,501
      Coflexip SA Sponsored ADR
        Representing 1/2 Ord Shr                         5,700        344,850
      Cooper Cameron(a)                                 19,575      1,291,950
      Diamond Offshore Drilling                          7,900        277,487
      ENSCO International                               13,900        497,794
      EOG Resources                                      3,000        100,500
      Global Industries Ltd(a)                          12,760        240,845
      Global Marine(a)                                  19,850        559,522
      Grant Prideco(a)                                  22,090        552,250
      Kerr-McGee Corp                                    5,350        315,316
      Nabors Industries(a)                              25,025      1,040,102
      Noble Drilling(a)                                 28,490      1,173,432
      Santa Fe International                            35,880      1,253,558
      Smith International(a)                            19,150      1,394,359
      Transocean Sedco Forex                             7,700        411,469
      Varco International(a)                            12,286        285,650
      Vastar Resources                                   2,650        217,631
      Weatherford International(a)                      25,290      1,006,858
================================================================================
                                                                   14,492,858
0.21  PERSONAL CARE
      Estee Lauder Class A Shrs                          6,020        297,614
================================================================================
0.81  PUBLISHING
      New York Times Class A Shrs                       11,730        463,335
      Valassis Communications(a)                        17,640        672,525
================================================================================
                                                                    1,135,860
0.75  RAILROADS
      Kansas City Southern Industries                   11,900      1,055,381
================================================================================
1.38  RETAIL
      Best Buy(a)                                        6,250        395,312
      Kohl's Corp(a)                                    19,100      1,062,437
      RadioShack Corp                                   10,390        492,226
================================================================================
                                                                    1,949,975
8.96  SERVICES
      Ariba Inc(a)                                      11,000      1,078,516
      Computer Sciences(a)                               3,750        280,078
      CSG Systems International(a)                      15,300        857,756
      DoubleClick Inc(a)                                12,650        482,281
      Go2Net Inc(a)                                      9,580        481,994
      Lamar Advertising Class A Shrs(a)                  6,300        272,869
      Omnicom Group                                      9,930        884,391
      Palm Inc(a)                                        3,900        130,163

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
      Paychex Inc                                       33,075    $ 1,389,150
      Proxicom Inc(a)                                   13,900        665,463
      Robert Half International(a)                      19,200        547,200
      Safeguard Scientifics(a)                           7,500        240,469
      Sapient Corp(a)                                    6,580        703,649
      SEI Investments                                    8,560        340,795
      SunGard Data Systems(a)                           11,300        350,300
      TMP Worldwide(a)                                  16,700      1,232,669
      VeriSign Inc(a)                                    9,360      1,652,040
      WPP Group PLC                                     34,340        501,678
      Young & Rubicam                                   10,820        618,769
================================================================================
                                                                   12,710,230
1.25  TELECOMMUNICATIONS--CELLULAR & WIRELESS
      Crown Castle International(a)                     15,220        555,530
      VoiceStream Wireless(a)                            5,610        652,425
      Western Wireless Class A Shrs(a)                  10,380        565,710
================================================================================
                                                                    1,773,665
1.21  TELECOMMUNICATIONS--LONG DISTANCE
      Allegiance Telecom(a)                             12,150        777,600
      ITC DeltaCom(a)                                    7,450        166,228
      Nextel Partners Class A Shrs(a)                   21,100        687,069
      Viatel Inc(a)                                      3,100         88,544
================================================================================
                                                                    1,719,441
3.30  TELEPHONE
      Amdocs Ltd(a)                                     19,250      1,477,438
      AT&T Canada Class B Depository Receipts(a)        14,430        478,896
      Citizens Communications Class B Shrs(a)           24,900        429,525
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                       5,320        721,525
      McLeodUSA Inc Class A Shrs(a)                     40,780        843,636
      RCN Corp(a)                                        7,100        180,163
      Time Warner Telecom Class A Shrs(a)                8,600        553,625
================================================================================
                                                                    4,684,808
      TOTAL COMMON STOCKS (Cost $112,312,460)                     128,359,487
================================================================================
9.47  SHORT-TERM INVESTMENTS
4.73  COMMERCIAL PAPER
4.73  CONSUMER FINANCE
      Ford Motor Credit, 6.720%, 7/3/2000
        (Cost $6,700,000)                           $6,700,000      6,700,000
================================================================================
4.74  REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State
        Street dated 6/30/2000 due 7/3/2000
        at 6.400%, repurchased at $6,730,588
        (Collateralized  by  US  Treasury
        Inflationary Index Bonds, due
        2/15/2026 at 6.000%, value $6,848,542)
        (Cost $6,727,000)                           $6,727,000      6,727,000
================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $13,427,000)              13,427,000
================================================================================

                                                     SHARES OR
                                                     PRINCIPAL
%     DESCRIPTION                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $125,739,460)
        (Cost for Income Tax Purposes $126,162,434)              $141,786,487
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2000
UNAUDITED

                                                                        DYNAMICS
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $125,739,460
================================================================================
  At Value(a)                                                    $141,786,487
Cash                                                                      200
Receivables:
  Investment Securities Sold                                          335,075
  Fund Shares Sold                                                  2,173,777
  Dividends and Interest                                               16,409
Appreciation on Forward Foreign Currency Contracts                        983
Prepaid Expenses and Other Assets                                       8,292
================================================================================
TOTAL ASSETS                                                      144,321,223
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                   1,164,890
  Fund Shares Repurchased                                           1,603,194
Accrued Expenses and Other Payables                                     3,836
================================================================================
TOTAL LIABILITIES                                                   2,771,920
================================================================================
NET ASSETS AT VALUE                                              $141,549,303
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $129,994,240
Accumulated Undistributed Net Investment Loss                          (5,942)
Accumulated Undistributed Net Realized Loss on Investment
  Securities and Foreign Currency Transactions                     (4,486,024)
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                    16,047,029
================================================================================
NET ASSETS AT VALUE                                              $141,549,303
================================================================================
Shares Outstanding                                                  6,590,711
NET ASSET VALUE, Offering and Redemption Price per Share         $      21.48
================================================================================

(a) Investment securities at cost and value at June 30, 2000 includes a repurchase agreement of $6,727,000.

(b) The Fund has 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Dynamics Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2000
UNAUDITED

                                                                      DYNAMICS
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     35,701
Dividends from Affiliated Investment Companies                         48,731
Interest                                                              276,337
  Foreign Taxes Withheld                                                 (708)
================================================================================
  TOTAL INCOME                                                        360,061
================================================================================
EXPENSES
Investment Advisory Fees                                              246,350
Transfer Agent Fees                                                     2,500
Administrative Services Fees                                           92,044
Custodian Fees and Expenses                                            17,835
Directors' Fees and Expenses                                            4,920
Professional Fees and Expenses                                          8,836
Registration Fees and Expenses                                            119
Reports to Shareholders                                                11,649
Other Expenses                                                            493
================================================================================
  TOTAL EXPENSES                                                      384,746
  Fees and Expenses Absorbed by Investment Adviser                     (1,028)
  Fees and Expenses Paid Indirectly                                   (17,731)
================================================================================
     NET EXPENSES                                                     365,987
================================================================================
NET INVESTMENT LOSS                                                    (5,926)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                                (4,411,487)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                            11,162,211
  Foreign Currency Transactions                                        (6,691)
================================================================================
     Total Net Appreciation                                        11,155,520
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                     6,744,033
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  6,738,107
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

DYNAMICS FUND

                                                    SIX MONTHS           YEAR
                                                         ENDED          ENDED
                                                       JUNE 30    DECEMBER 31
--------------------------------------------------------------------------------
                                                          2000           1999
                                                     UNAUDITED
OPERATIONS
Net Investment Income (Loss)                   $       (5,926)  $       1,732
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                (4,411,487)        (66,357)
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions      11,155,520      4,831,517
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS           6,738,107      4,766,892
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        0         (1,730)
In Excess of Net Investment Income                           0         (4,078)
================================================================================
TOTAL DISTRIBUTIONS                                          0         (5,808)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                      164,851,301     34,477,477
Reinvestment of Distributions                                0          5,808
================================================================================
                                                   164,851,301     34,483,285
Amounts Paid for Repurchases of Shares            (59,707,112)     (9,885,578)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                          105,144,189     24,597,707
================================================================================
TOTAL INCREASE IN NET ASSETS                       111,882,296     29,358,791
NET ASSETS
Beginning of Period                                 29,667,007        308,216
================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment
  Loss of ($5,942) and ($16), respectively)    $   141,549,303 $   29,667,007
================================================================================


              -----------------------------------------------------


FUND SHARE TRANSACTIONS
Shares Sold                                          7,970,318      2,115,404
Shares Issued from Reinvestment of Distributions             0            350
================================================================================
                                                     7,970,318      2,115,754
Shares Repurchased                                 (2,949,651)       (571,073)
================================================================================
NET INCREASE IN FUND SHARES                          5,020,667      1,544,681
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Variable Investment Funds, Inc.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Blue Chip Growth Fund, Dynamics Fund (the "Fund", presented herein), Equity Income Fund, Financial Services Fund, Health Sciences Fund, High Yield Fund, Market Neutral Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek appreciation of capital. The INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $250,619 to the year ended December 31, 2000. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 0.75% on the first $1 billion of average net assets; reduced to 0.60% on the next $1 billion of average net assets; reduced to 0.45% of average net assets in excess of $2 billion; reduced to 0.40% of average net assets in excess of $4 billion; reduced to 0.375% of average net assets in excess of $6 billion and 0.35% of average net assets in excess of $8 billion.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000 (the "Base Fee"), plus an additional amount computed at an annual rate of 0.265% of average net assets (the "Incremental Fee") to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the Base Fee and the Incremental Fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the six months ended June 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $113,210,064 and $17,098,067, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $18,407,815 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,783,762, resulting in net appreciation of $15,624,053.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the six months ended June 30, 2000 included in Directors' Fees and Expenses in the Statement of Operations were $25. Unfunded accrued pension costs of $0 and pension liability of $40 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended June 30, 2000, there were no such borrowings and/or lendings.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 2000, there were no such borrowings.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 SIX MONTHS                                        PERIOD
                                                                      ENDED                                         ENDED
                                                                    JUNE 30         YEAR ENDED DECEMBER 31    DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                                       2000          1999            1998         1997(a)
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                              $   18.90     $    12.15     $    10.34     $     10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                       (0.00)           0.00         (0.00)            0.02
Net Gains on Securities (Both Realized and Unrealized)                 2.58           6.75           1.98            0.32
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       2.58           6.75           1.98            0.34
===========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)                                0.00           0.00           0.02            0.00
In Excess of Net Investment Income(c)                                  0.00           0.00           0.00            0.00
Distributions from Capital Gains                                       0.00           0.00           0.15            0.00
===========================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.00           0.00           0.17            0.00
===========================================================================================================================
Net Asset Value--End of Period                                    $   21.48     $    18.90     $    12.15     $     10.34
===========================================================================================================================

TOTAL RETURN(d)                                                   13.65%(e)         55.60%         19.35%        3.40%(e)

RATIOS
Net Assets-- End of Period ($000 Omitted)                         $ 141,549     $   29,667     $      308     $       257
Ratio of Expenses to Average Net Assets(f)(g)                      0.56%(e)          1.26%          1.45%        0.52%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(f)   (0.01%)(e)          0.04%        (0.64%)        0.63%(h)
Portfolio Turnover Rate                                              28%(e)            70%            55%          28%(e)

(a) From August 25, 1997, commencement of investment operations, through December 31, 1997.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998.

(c) Distributions from net investment income and in excess of net investment income for the year ended December 31, 1999, aggregated less than $0.01 on a per share basis.

(d) Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the periods shown.

(e) Based on operations for the period shown and, accordingly, are not representative of a full year.

(f) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 2000, the years ended December 31, 1999 and 1998, and all of expenses of the Fund were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.58%, 2.25%, 14.76% and 34.18% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.03%), (0.95%), (13.95%) and (33.03%) (annualized), respectively.

(g) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(h)  Annualized

                                   YOU SHOULD

                                    KNOW WHAT

                                INVESCO KNOWS(R)










[INVESCO ICON] INVESCO FUNDS

We're easy to stay in touch with:

1-800-6-INVESCO

On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

Printed on recycled paper.


S11 9183 8/00

                       This page left intentionally blank

--------------------------------------------------------------------------------

Janus|Aspen Series

--------------------------------------------------------------------------------

2000 SEMIANNUAL REPORT

     Janus Aspen Aggressive Growth Portfolio






















[LOGO] JANUS

--------------------------------------------------------------------------------

                                         Janus|Aspen Aggressive Growth Portfolio

[PHOTO]
Jim Goff
portfolio manager

For the six months ended June 30, 2000, Janus Aspen Aggressive Growth Portfolio returned 1.57% for its Institutional Shares, 1.27% for its Retirement Shares and 1.79% for its Service Shares, underperforming the 9.06% gain posted by our benchmark, the S&P MidCap 400 Index.(1)

During the early months of 2000, investors continued to reward a select core of fast-growing companies in some of the market's most dynamic segments. By April, however, the tide had turned. Intense volatility reared its ugly head as markets grappled with an uncertain interest rate environment and profit-taking in several high-profile areas, most notably technology and telecommunications. The irony of it all is that we experienced an exceptional earnings season. Still, many of our stocks dropped dramatically, albeit indiscriminately. Although a number of them deserved better, we were not alone. In fact, from the March high to the May low, the technology-focused Nasdaq Composite Index corrected by some 38%.

Even so, my confidence remains intact. Now that the six short-term interest rates hikes initiated by the Federal Reserve have begun to produce signs of a slowing economy, it's possible that the tightening cycle may be nearing its completion. This would be a positive development for the high-growth companies we favor as interest rates are important to valuing future cash flows.

That said, we approached this challenging period as we always do, focusing on individual companies capable of performing well regardless of the market's overall tone. One example was optical-equipment manufacturer SDL, our largest position. Demand for the company's more than 200 products has been so strong that first-quarter 2000 earnings outpaced comparable 1999 earnings by 175%, easily surpassing analyst estimates. Powerful industry growth and market share gains should continue to fuel impressive growth for some time to come.

In the services arena, payroll-processing and tax-preparation company Paychex continued to execute on its business model, which focuses on serving small businesses. Consistency is a hallmark of this company, with annual revenue and earnings growth over the past 10 years of 20% and 31%, respectively. Paychex's client list currently numbers more than 300,000 nationwide, and its move into new services, such as 401(k) plan management and benefits administration, should position the company for continued success.

Biotech is another area that performed nicely, having bounced back from the mid-period sell-off. Our holdings in Sepracor, a biotech company that develops improved versions of widely prescribed drugs, advanced following the successful completion of Phase II trials for (S)-oxybutynin, a treatment for urge urinary incontinence. This condition represents a large and growing market that has traditionally been underserved by the pharmaceutical industry but represents a compelling opportunity for Sepracor.

As you might expect, a period as volatile as this is bound to produce some disappointments. Radio station operator AMFM slipped on concerns that the Fed's efforts to cool the economy would result in reduced advertising expenditures. Furthermore, questions surrounding the sustainability of recent increases in dot-com ad spending pressured the entire media industry, impacting AMFM. Nonetheless, we have maintained our position given the company's 48% rise in first-quarter earnings, as well as its market power and diverse group of premier assets. Cellular service providers VoiceStream and Western Wireless also fell victim to the tech sell-off, despite both companies reporting outstanding growth during the period. With worldwide cellular penetration rates growing by more than 50% in 1999 and further increases expected as wireless data gains momentum, we are undeterred by this near-term setback.

The key to surviving through and prospering beyond sharp market declines is to own the tennis balls and avoid the eggs. Ultimately, investors should be attracted to companies with rapid earnings growth and superior profitability regardless of the labels assigned to them by the investment community and the popular media. Therefore, we remain steadfast in our strategy of investing across the entire market, emphasizing those companies capable of providing 20%-plus earnings growth over a three- to five-year period. And no matter which direction the market turns in the short term, we will continue to meet face to face with the people running our companies, always leveraging the firsthand information that allows us to invest with confidence.

As always, thank you for your investment and confidence in Janus Aggressive Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             96.2%                 97.8%
   Foreign                                            3.1%                  3.9%
Top 10 Equities                                      37.8%                 31.9%
Number of Stocks                                        67                    70
Cash & Cash Equivalents                               3.8%                  2.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2000  1

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                 75.12%
   5 Year                                                                 34.93%
   From Inception                                                         31.85%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
   1 Year                                                                 17.07%
   5 Year                                                                 21.20%
   From Inception Date of Institutional Shares                            16.65%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 74.18%
   5 Year                                                                 34.12%
   From Portfolio Inception                                               30.98%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 74.10%
   5 Year                                                                 34.61%
   From Portfolio Inception                                               31.50%
--------------------------------------------------------------------------------

Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses during certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                        MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 96.2%
Advertising Sales - 1.2%
   1,445,640  Lamar Advertising Co.* .........................   $    62,614,283

Advertising Services - 1.9%
   1,330,165  TMP Worldwide, Inc.* ...........................        98,182,804

Applications Software - 0%
      68,400  TenFold Corp.* .................................         1,124,325

Cellular Telecommunications - 7.9%
   3,685,055  Crown Castle International Corp.* ..............       134,504,508
      90,415  Millicom International Cellular S.A.* ..........         3,164,525
     863,065  Powertel, Inc.* ................................        61,223,673
     870,105  VoiceStream Wireless Corp.* ....................       101,190,492
   1,858,890  Western Wireless Corp. - Class A* ..............       101,309,505

                                                                     401,392,703

Circuit Boards - 0.4%
   1,169,200  Viasystems Group, Inc.* ........................        18,926,425

Circuits - 2.5%
   1,749,265  Vitesse Semiconductor Corp.* ...................       128,680,307

Commercial Services - 5.0%
   5,994,190  Paychex, Inc. ..................................       251,755,980

Computer Data Security - 4.5%
   1,285,418  VeriSign, Inc.* ................................       226,876,277

Computers - Integrated Systems - 1.7%
     462,855  Brocade Communications Systems, Inc.* ..........        84,926,660

Computers - Memory Devices - 0.1%
      77,335  StorageNetworks, Inc.* .........................         6,979,484

Drug Delivery Systems - 1.4%
   1,128,555  Andrx Corp.* ...................................        72,139,352

E-Commerce - 2.6%
     974,560  eBay, Inc.* ....................................        52,930,790
   2,113,960  Priceline.com, Inc.* ...........................        80,297,449

                                                                     133,228,239

Electronic Components - Semiconductors - 6.7%
     842,725  Applied Micro Circuits Corp.* ..................        83,219,094
     271,605  Cree, Inc.* ....................................        36,259,267
   1,070,490  Intersil Holding Corp.* ........................        57,873,366
     691,915  TriQuint Semiconductor, Inc.* ..................        66,207,616
   1,156,930  Xilinx, Inc.* ..................................        95,519,033

                                                                     339,078,376

Fiber Optics - 10.5%
   5,504,385  Metromedia Fiber Network, Inc. - Class A* ......       218,455,280
     711,510  MRV Communications, Inc.* ......................        47,849,048
     902,175  SDL, Inc.* .....................................       257,289,033
      67,075  Sycamore Networks, Inc.* .......................         7,403,403

                                                                     530,996,764
Finance - Investment Bankers/Brokers - 0.1%
     367,550  E*TRADE Group, Inc.* ...........................         6,064,575

Internet Content - 1.0%
   1,269,740  DoubleClick, Inc.* .............................        48,408,837

See Notes to Schedules of Investments.

2  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                        MARKET VALUE
--------------------------------------------------------------------------------
Internet Software - 9.9%
   3,836,250  Exodus Communications, Inc.* ...................   $   176,707,266
   1,109,835  Inktomi Corp.* .................................       131,237,989
   1,017,475  Liberate Technologies, Inc.* ...................        29,824,736
   1,114,585  Portal Software, Inc.* .........................        71,194,117
   3,740,260  PSINet, Inc.* ..................................        93,974,032

                                                                     502,938,140

Medical - Biomedical and Genetic - 5.3%
     539,620  CuraGen Corp.* .................................        20,539,286
     547,535  Human Genome Sciences, Inc.* ...................        73,027,481
     204,140  Incyte Genomics, Inc.*,ss.,+ ...................        15,729,146
     552,785  Maxygen, Inc.* .................................        31,379,186
   1,165,705  Millennium Pharmaceuticals, Inc.* ..............       130,413,247

                                                                     271,088,346

Medical - Drugs - 5.6%
   1,504,687  King Pharmaceuticals, Inc.* ....................        66,018,142
     931,260  MedImmune, Inc.* ...............................        68,913,240
   1,241,320  Sepracor, Inc.* ................................       149,734,225

                                                                     284,665,607

Medical Products - 0.8%
     326,165  MiniMed, Inc.* .................................        38,487,470

Music/Clubs - 1.0%
   1,104,647  SFX Entertainment, Inc.* .......................        50,054,317

Oil - Field Services - 0.8%
     178,590  Hanover Compressor Co.* ........................         6,786,420
     896,250  Hanover Compressor Co.*,ss.,+ ..................        31,435,073

                                                                      38,221,493

Radio - 8.0%
   3,548,685  AMFM, Inc.* ....................................       244,859,265
     713,035  Citadel Communications Corp.* ..................        24,911,660
   1,177,995  Cox Radio, Inc. - Class A* .....................        32,983,860
     798,685  Entercom Communications Corp.* .................        38,935,894
   1,781,690  Hispanic Broadcasting Corp.* ...................        59,018,481
     130,865  Radio One, Inc. - Class A* .....................         3,868,697
     158,730  Radio One, Inc. - Class D* .....................         3,501,981

                                                                     408,079,838

Real Estate Investment Trusts - 0.6%
     594,495  Pinnacle Holdings, Inc.* .......................        32,102,730

Resorts and Theme Parks - 1.0%
   2,186,075  Premier Parks, Inc.* ...........................        49,733,206

Schools - 1.3%
   2,441,271  Apollo Group, Inc. - Class A* ..................        68,355,588

Telecommunication Services - 6.7%
   2,218,415  AT&T Canada, Inc.* .............................        73,623,648
   1,518,370  Clearnet Communications, Inc. - Class A* .......        42,158,492
     502,930  Level 3 Communications, Inc.* ..................        44,257,840
   6,040,230  McLeodUSA, Inc. - Class A* .....................       124,957,258
   1,051,322  Microcell Telecommunications, Inc.* ............        37,979,007
     529,355  Net2Phone, Inc.* ...............................        18,891,357

                                                                     341,867,602

Telephone - Integrated - 0.8%
   1,033,290  NEXTLINK Communications, Inc. - Class A* .......        39,200,439

Television - 0.6%
     313,783  Univision Communications, Inc. - Class A* ......        32,476,540

Therapeutics - 3.5%
     862,890  Abgenix, Inc.* .................................       103,425,456
     888,565  Medarex, Inc.* .................................        75,083,742

                                                                     178,509,198

Wireless Equipment - 2.8%
   2,588,865  American Tower Corp.* ..........................       107,923,310
     407,185  RF Micro Devices, Inc.* ........................        35,679,586

                                                                     143,602,896
--------------------------------------------------------------------------------
Total Common Stock (cost $3,671,834,259) .....................     4,890,758,801
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
$ 95,100,000  Morgan Stanley Dean Witter & Co., 6.75%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $95,153,494 collateralized
                 by $108,511,562 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $131,371,965
                 in Freddie Mac, 0%-8.40%, 7/15/10-
                 12/1/29; with respective values of
                 $35,788,620 and $61,250,175
                 (cost $95,100,000) ..........................        95,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.4%
              Federal Home Loan Bank System:
  20,000,000     5.94%, 7/21/00 ..............................        19,934,000
  50,000,000     6.36%, 8/18/00 ..............................        49,576,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $69,510,000) ..        69,510,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,836,444,259) - 99.5% ........     5,055,368,801
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liablilities - 0.5%        26,785,273
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 5,082,154,074
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        3.0%               $   153,761,147
Luxembourg                                    0.1%                     3,164,525
United States++                              96.9%                 4,898,443,129
--------------------------------------------------------------------------------
Total                                       100.0%               $ 5,055,368,801

++   Includes Short-Term Securities (93.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2000  3

Statements of|Operations

                                                                         Janus Aspen
                                                                          Aggressive
For the six months or period ended June 30, 2000 (unaudited)                Growth
(all numbers in thousands)                                                 Portfolio
------------------------------------------------------------------------------------
Investment Income:
   Interest                                                                $   4,648
   Dividends                                                                     691
   Foreign tax withheld                                                           --
------------------------------------------------------------------------------------
Total Investment Income                                                        5,339
------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                              14,520
   Transfer agent expenses                                                         1
   Registration fees                                                             202
   System fees                                                                     9
   Custodian fees                                                                119
   Insurance expense                                                              --
   Audit fees                                                                     13
   Distribution fees - Retirement Shares                                         173
   Distribution fees - Service Shares                                              5
   Administrative fees - Retirement Shares                                       173
   Other expenses                                                                  9
------------------------------------------------------------------------------------
Total Expenses                                                                15,224
------------------------------------------------------------------------------------
Expense and Fee Offsets                                                          (29)
------------------------------------------------------------------------------------
Net Expenses                                                                  15,195
------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                      --
------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                              15,195
------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                  (9,856)
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                     148,412
   Net realized gain/(loss) from foreign currency transactions                    --
   Net realized gain/(loss) from futures contracts                                --
   Change in net unrealized appreciation or depreciation of
      investments and foreign currency                                      (177,003)
------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                               (28,591)
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            $ (38,447)
------------------------------------------------------------------------------------

(1)  Period May 1, 2000 (inception) to June 30, 2000.
(2)  Period January 18, 2000 (inception) to June 30, 2000.

See Notes to Financial Statements.

4  Janus Aspen Series / June 30, 2000

                                              Statements of|Assets & Liabilities

                                                                          Janus Aspen
                                                                           Aggressive
As of June 30, 2000 (unaudited) (all numbers in thousands                    Growth
except net asset value per share)                                           Portfolio
---------------------------------------------------------------------------------------
Assets:
   Investments at cost                                                      $3,836,444

   Investments at value:                                                    $5,055,369
      Cash                                                                       6,227
      Receivables:
         Investments sold                                                       19,139
         Portfolio shares sold                                                  15,145
         Dividends                                                                   8
         Interest                                                                   17
         Due from Advisor                                                           --
      Other assets                                                                   6
      Variation margin                                                              --
   Forward currency contracts                                                       --
---------------------------------------------------------------------------------------
Total Assets                                                                 5,095,911
---------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                                      4,044
      Portfolio shares repurchased                                               6,899
      Advisory fees                                                              2,625
   Accrued expenses                                                                189
---------------------------------------------------------------------------------------
Total Liabilities                                                               13,757
---------------------------------------------------------------------------------------
Net Assets                                                                  $5,082,154
---------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                           $4,789,625
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)           85,845
---------------------------------------------------------------------------------------
   Net Asset Value Per Share                                                $    55.79
---------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                              $  264,389
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            4,822
---------------------------------------------------------------------------------------
   Net Asset Value Per Share                                                $    54.83
---------------------------------------------------------------------------------------
Net Assets - Service Shares                                                 $   28,140
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)              508
---------------------------------------------------------------------------------------
   Net Asset Value Per Share                                                $    55.38
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Aspen Series / June 30, 2000  5

Statements of|Changes in Net Assets

                                                                            Janus Aspen
For the six months or period ended June 30 (unaudited)                   Aggressive Growth
and for the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                            2000              1999
------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                  $     (9,856)     $     (7,523)
   Net realized gain/(loss) from investment transactions               148,412           392,796
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency                            (177,003)         1,148,333
------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  (38,447)         1,533,606
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                                   --                --
   Net realized gain from investment transactions*                   (394,160)          (52,162)
   Distributions (in excess of realized gains)*                             --                --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (394,160)          (52,162)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Institutional Shares                                           1,912,935         1,695,094
      Retirement Shares                                                255,105            34,652
      Service Shares                                                    26,661                --
   Reinvested dividends and distributions
      Institutional Shares                                             371,828            52,029
      Retirement Shares                                                 20,369               133
      Service Shares                                                     1,963                --
   Shares repurchased
      Institutional Shares                                           (408,229)         (665,828)
      Retirement Shares                                               (33,403)           (2,937)
      Service Shares                                                      (15)               --
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              2,147,214         1,113,143
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                1,714,607         2,594,587
Net Assets:
   Beginning of period                                               3,367,547           772,960
------------------------------------------------------------------------------------------------
   End of period                                                 $   5,082,154     $   3,367,547
------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                      $   3,735,612     $   1,588,397
   Undistributed net investment income/(loss)*                         (9,858)               (2)
   Undistributed net realized gain/(loss) from investments*            137,478           383,226
   Unrealized appreciation/(depreciation) of investments
      and foreign currency                                           1,218,922         1,395,926
------------------------------------------------------------------------------------------------
                                                                 $   5,082,154     $   3,367,547
------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                          30,014            45,266
   Reinvested dividends and distributions                                6,826             1,555
------------------------------------------------------------------------------------------------
Total                                                                   36,840            46,821
------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (6,603)          (19,177)
Net Increase/(Decrease) in Portfolio Shares                             30,237            27,644
Shares Outstanding, Beginning of Period                                 55,608            27,964
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       85,845            55,608
------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
   Shares sold                                                       4,179,391           872,484
   Reinvested dividends and distributions                              380,437             4,023
------------------------------------------------------------------------------------------------
Total                                                                4,559,828           876,507
------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (551,726)          (63,544)
Net Increase/(Decrease) in Portfolio Shares                          4,008,102           812,963
Shares Outstanding, Beginning of Period                                813,583               620
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    4,821,685           813,583
------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                         472,051                --
   Reinvested dividends and distributions                               36,313                --
------------------------------------------------------------------------------------------------
Total                                                                  508,364                --
------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (247)                --
Net Increase/(Decrease) in Portfolio Shares                            508,117                --
Shares Outstanding, Beginning of Period                                     --                --
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      508,117                --
------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
   (excluding short-term securities)
   Purchases of securities                                       $   3,650,546     $   2,594,856
   Proceeds from sales of securities                                 2,021,203         1,580,979
   Purchases of long-term U.S. government obligations                       --                --
   Proceeds from sales of long-term U.S. government obligations             --                --

*    See Note 3 in Notes to Financial Statements..

See Notes to Financial Statements.     (1) Transactions in Portfolio Shares--Retirement and Service
                                           Shares numbers are not in thousands.

6  Janus Aspen Series / June 30, 2000

                                     Financial|Highlights - Institutional Shares

For a share outstanding during the six months ended June 30 (unaudited)    Janus Aspen Aggressive Growth Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     59.70  $     27.64  $     20.55  $     18.24  $     17.08  $     13.62
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                               (.11)           --           --           --           --          .24
   Net gains/(losses) on securities
      (both realized and unrealized)                            .91        33.46         7.09         2.31         1.36         3.47
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .80        33.46         7.09         2.31         1.36         3.71
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                        --           --           --           --           --        (.25)
   Distributions (from capital gains)                        (4.71)       (1.40)           --           --        (.19)           --
   Tax return of capital                                         --           --           --           --        (.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (4.71)       (1.40)           --           --        (.20)        (.25)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     55.79  $     59.70  $     27.64  $     20.55  $     18.24  $     17.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 1.57%      125.40%       34.26%       12.66%        7.95%       27.48%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 4,789,625  $ 3,319,619  $   772,943  $   508,198  $   383,693  $   185,911
Average Net Assets for the Period (in thousands)        $ 4,341,937  $ 1,476,445  $   576,444  $   418,464  $   290,629  $   107,582
Ratio of Gross Expenses to Average Net Assets**(1)            0.67%        0.70%        0.75%        0.76%        0.76%        0.86%
Ratio of Net Expenses to Average Net Assets**(1)              0.67%        0.69%        0.75%        0.76%        0.76%        0.84%
Ratio of Net Investment Income to Average Net Assets**      (0.42%)      (0.50)%      (0.36)%      (0.10)%      (0.27)%        0.58%
Portfolio Turnover Rate**                                       94%         105%         132%         130%          88%         155%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series / June 30, 2000  7

Financial|Highlights - Retirement Shares

                                                                                        Janus Aspen
For a share outstanding during the six months                                    Aggressive Growth Portfolio
ended June 30 (unaudited) or through
each fiscal year or period ended December 31                             2000        1999         1998        1997(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    58.91  $    27.42  $    20.49  $     16.12
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            (.16)         .19       (.12)        (.06)
   Net gains/(losses) on securities (both realized and unrealized)           .79       32.70        7.05         4.43
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .63       32.89        6.93         4.37
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --           --
   Distributions (from capital gains)                                     (4.71)      (1.40)          --           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (4.71)      (1.40)          --           --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    54.83  $    58.91  $    27.42  $     20.49
---------------------------------------------------------------------------------------------------------------------
Total Return*                                                              1.27%     124.34%      33.58%       27.11%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  264,389  $   47,928  $       17  $        13
Average Net Assets for the Period (in thousands)                      $  139,343  $    9,786  $       14  $        11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.17%       1.19%       1.26%        1.32%
Ratio of Net Expenses to Average Net Assets**(2)                           1.17%       1.19%       1.26%        1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**            (1.06%)     (1.00)%     (0.86)%      (0.62)%
Portfolio Turnover Rate**                                                    94%        105%        132%         130%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.
(3)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

8  Janus Aspen Series / June 30, 2000

                                           Financial|Highlights - Service Shares

                                                                              Janus Aspen
For a share outstanding during the six months                         Aggressive Growth Portfolio
ended June 30 (unaudited)                                                          2000
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $    59.16
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                     (.03)
   Net gains/(losses) on securities (both realized and unrealized)                    .96
-------------------------------------------------------------------------------------------------
Total from Investment Operations                                                      .93
-------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                              --
   Distributions (from capital gains)                                              (4.71)
-------------------------------------------------------------------------------------------------
Total Distributions                                                                (4.71)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $    55.38
-------------------------------------------------------------------------------------------------
Total Return*                                                                       1.79%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                       $   28,140
Average Net Assets for the Period (in thousands)                               $    4,063
Ratio of Gross Expenses to Average Net Assets**(1)                                  0.93%
Ratio of Net Expenses to Average Net Assets**(1)                                    0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                     (0.76%)
Portfolio Turnover Rate**                                                             94%


*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series / June 30, 2000  9

Notes to|Schedules of Investments

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

*    Non-income-producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Aspen Series / June 30, 2000

                                                   Notes to|Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

     A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio will be held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of Janus Adviser Series.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

     INVESTMENT VALUATION

     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     FORWARD CURRENCY TRANSACTIONS
     AND FUTURES CONTRACTS

     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                          Janus Aspen Series / June 30, 2000  11

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS

     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK

     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES

     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES

     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described above, this had the effect of lowering each equity Portfolio's management fee on January 31, 2000, also.

     Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus

12  Janus Aspen Series / June 30, 2000

     Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%, respectively. The Flexible
     Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procurring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2000, are noted below:

                                             DST Securities, Inc.  Portfolio Expense       DST Systems
Portfolio                                     Commissions Paid*        Reduction*             Costs
------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                 --                   --               10,832
------------------------------------------------------------------------------------------------------

     * The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of June 30, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2000, are also noted below.

                                                                      Post-October
                                       Net Capital Loss        Capital             Currency        Federal Tax        Unrealized
Portfolio                                 Carryovers            Losses              Losses             Cost          Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth
   Portfolio                                          --                 --         (1,984)       3,879,364,415     1,597,624,786


                                           Unrealized     Net Appreciation/
Portfolio                                (Depreciation)    (Depreciation)
---------------------------------------------------------------------------
Janus Aspen Aggressive Growth
   Portfolio                               (421,620,400)      1,176,004,386


                                          Janus Aspen Series / June 30, 2000  13

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

     Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                                                                                            Service
                                                        Institutional Shares                      Retirement Shares          Shares
Portfolio                                   2000    1999    1998    1997    1996    1995     2000    1999    1998    1997(1)  2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth
  Portfolio                                 0.67%   0.70%   0.75%   0.78%   0.83%   0.93%    1.17%   1.19%   1.29%   1.34%    0.93%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 1997, (inception) to December 31, 1997.

14  Janus Aspen Series / June 30, 2000

Explanations of|Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2a.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

                                          Janus Aspen Series / June 30, 2000  15

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

16  Janus Aspen Series / June 30, 2000

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                          Janus Aspen Series / June 30, 2000  17

--------------------------------------------------------------------------------

Janus|Aspen Series

--------------------------------------------------------------------------------

2000 SEMIANNUAL REPORT


     Janus Aspen Growth and Income Portfolio





















[LOGO] JANUS

--------------------------------------------------------------------------------

                                         Janus|Aspen Growth and Income Portfolio

[PHOTO]
David Corkins
portfolio manager

For the six months ended June 30, 2000, your investment in Janus Aspen Growth and Income Portfolio declined (3.55%) for its Institutional Shares, (3.86%) for its Retirement Shares and (3.73%) for its Service Shares - trailing the (0.44%) negative return posted by the S&P 500 Index, the Portfolio's benchmark.

The subpar performance can be traced in part to the general cooling the market experienced during the second quarter. Tech stocks stormed into 2000 riding the momentum built through the final quarter of 1999, but three successive interest rate increases, including a sizeable half-point hike in mid-May, halted the rally. While some money rotated out of the tech and into previously unpopular sectors like energy, the threat of an overheated economy and its byproduct, inflation, continued to weigh heavily on the market. At its late-June meeting, the Federal Reserve decided its aggressive stance had paid off and left rates alone, although concerns subsequently expanded over steeper oil prices.

In spite of the rising cost of borrowing money, we have been pleased with the performance of Citigroup. With franchises that include Citibank, Travelers Insurance and Salomon Smith Barney, Citigroup's strengths extend overseas, where we believe it has exceptional growth opportunities. For example, its retail banking business in Asia earns three times as much money as its retail banking operations in the U.S. Ultimately, we believe the market will reward financial companies that show strength and that a select group of regional banks will reap some of those rewards as well. We continue to like midwestern regional thrift Firstar, which has been a poor performer despite strong fundamentals and is successfully and smoothly moving forward with its merger with Mercantile Bank.

Other longer-term holdings include Nokia and EMC, which earned solid gains during the period. As the top wireless handset company in the world, Nokia is in a prime position to capitalize on market consolidation between Europe and the U.S., as well as the huge opportunities in China. EMC's business has boomed as the surge in information on the Internet has translated into increased demand for data storage. Moving forward, the company is complementing its traditional storage system business with a push into the storage area network market, and we'll be monitoring that transition into a new line of business carefully.

A relatively new holding in the Portfolio is Corning. Long known for consumer products such as Corningware, Corning exited that business in 1998 and turned its focus to fiber optics, where it has emerged as a top player. The company is also gaining market share with laser and multiplex products, in which margins are high and sales are strong. We've done a lot of work on this company and feel we've really uncovered the value behind the fundamentals.

When we find fundamentally strong companies, we stick with them, even during slower stretches. That's why we're standing by two holdings that disappointed over the last six months - Liberty Media Group and Comcast. Liberty Media, an AT&T tracking stock, is doing extremely well, but its stock pulled back in sympathy with some of AT&T's other holdings. Comcast, a cable communications company, also owns the home shopping channel QVC, which had a bit of a hiccup as it expanded into Europe.

On the other hand, Costco was an unforced error. Despite our detailed research at the company-store level, as well as recent meetings with management, we were surprised by Costco's recent announcement of weaker short-term results. We consequently liquidated our position in the company.

As we move into the second half of the year, I think it is important to keep in mind that it's dangerous to look at any one period of time. A given period will have an upside and a downside, and it can be misleading. For example, technology and more aggressive stocks certainly pulled back in the second quarter, but that's after several years of outstanding performance.

But what makes me feel good about our companies is that even though some have pulled back, the fundamentals remain strong. Backed by our thorough research practices, we strongly believe in the companies we hold in this Portfolio.

Thank you for investing in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             76.9%                 77.7%
Top Ten Equities                                     27.0%                 27.7%
Number of Stocks                                        87                    94
Fixed-Income Securities                               3.7%                  4.7%
Cash and Cash Equivalents                            19.4%                 17.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.
Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 2000  1

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
   1 Year                                                                 39.22%
   From Inception                                                         38.09%
--------------------------------------------------------------------------------
S&P 500 Index
   1 Year                                                                  7.24%
   From Portfolio Inception                                               14.72%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/98)
   1 Year                                                                 38.45%
   From Inception                                                         37.37%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 38.12%
   From Portfolio Inception                                               37.70%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses for certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

This Portfolio may invest in initial public offerings (IPO's). IPO's and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 74.6%
Advertising Agencies - 0.1%
       1,420  Omnicom Group, Inc. ............................   $       126,469

Advertising Services - 0.4%
      39,260  Avenue A, Inc.* ................................           345,979
       4,000  TMP Worldwide, Inc.* ...........................           295,250
               641,229

Audio and Video Products - 1.0%
       9,800  Sony Corp. .....................................           917,000
       6,000  Sony Corp. (ADR) ...............................           565,875

                                                                       1,482,875

Automotive - Cars and Light Trucks - 0.4%
      14,600  Ford Motor Co. .................................           627,800
       1,911  Visteon Corp.* .................................            23,171

                                                                         650,971

Brewery - 1.1%
      23,000  Anheuser-Busch Companies, Inc. .................         1,717,812

Broadcast Services and Programming - 3.6%
     188,660  AT&T Corp./Liberty Media Group - Class A* ......         4,575,005
       9,500  Clear Channel Communications, Inc. .............           712,500
      19,145  TCI Satellite Entertainment, Inc. - Class A* ...           166,322

                                                                       5,453,827

Cable Television - 2.3%
      86,000  Comcast Corp. - Special Class A* ...............         3,483,000

Casino Hotels - 0.7%
      82,190  Park Place Entertainment Corp.* ................         1,001,691

Cellular Telecommunications - 5.4%
      11,000  Crown Castle International Corp.* ..............           401,500
      30,000  Nextel Communications, Inc. - Class A* .........         1,835,625
      36,000  Sprint Corp./PCS Group* ........................         2,142,000
     329,218  Vodafone AirTouch PLC ..........................         1,317,080
      20,910  VoiceStream Wireless Corp.* ....................         2,431,768

                                                                       8,127,973

Chemicals - Diversified - 0.6%
      11,510  E.I. du Pont de Nemours and Co. ................           503,562
      30,000  Solutia, Inc. ..................................           412,500

                                                                         916,062

Circuits - 0.7%
      14,780  Maxim Integrated Products, Inc.* ...............         1,004,116

Commercial Services - 1.1%
      38,025  Paychex, Inc. ..................................         1,597,050

Computer Data Security - 2.1%
      18,277  VeriSign, Inc.* ................................         3,225,891

Computers - Memory Devices - 2.9%
      50,000  EMC Corp.* .....................................         3,846,875
       4,500  VERITAS Software Corp.* ........................           508,570

                                                                       4,355,445

Computers - Micro - 2.4%
      40,000  Sun Microsystems, Inc.* ........................         3,637,500

Cruise Lines - 0.5%
      40,600  Royal Caribbean Cruises, Ltd. ..................           751,100

Distribution and Wholesale - 0.5%
      95,000  Brightpoint, Inc.* .............................           822,344

See Notes to Schedules of Investments.

2  Janus Aspen Series / June 30, 2000

                                         Janus|Aspen Growth and Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Diversified Financial Services - 2.3%
      41,090  Associates First Capital Corp. - Class A .......   $       916,821
      35,270  Citigroup, Inc. ................................         2,125,018
      11,290  Household International, Inc. ..................           469,241

                                                                       3,511,080

Diversified Operations - 2.9%
      83,510  General Electric Co. ...........................         4,426,030

E-Commerce - 0.1%
       2,000  eBay, Inc.* ....................................           108,625

Electronic Components - Semiconductors - 3.4%
       3,645  Advanced Micro Devices, Inc.* ..................           281,576
       7,885  Intel Corp. ....................................         1,054,126
      56,000  Texas Instruments, Inc. ........................         3,846,500

                                                                       5,182,202

Enterprise Software and Services - 0.9%
      16,500  Oracle Corp.* ..................................         1,387,031

Entertainment Software - 0.2%
       5,000  Electronic Arts, Inc.* .........................           364,687

Fiber Optics - 3.9%
       7,000  Corning, Inc. ..................................         1,889,125
      26,000  JDS Uniphase Corp.* ............................         3,116,750
       8,000  Metromedia Fiber Network, Inc. - Class A* ......           317,500
       2,250  SDL, Inc.* .....................................           641,672

                                                                       5,965,047

Finance - Credit Card - 1.5%
      45,000  American Express Co. ...........................         2,345,625

Finance - Investment Bankers/Brokers - 0.5%
      22,235  Charles Schwab Corp. ...........................           747,652

Food - Distribution - 0.1%
       2,140  Bestfoods ......................................           148,195

Instruments - Scientific - 0.2%
       4,000  PE Corp./PE Biosystems Group ...................           263,500

Internet Content - 0.6%
       3,500  Critical Path, Inc.* ...........................           204,094
      20,000  DoubleClick, Inc.* .............................           762,500

                                                                         966,594

Internet Software - 2.1%
       4,000  Inktomi Corp.* .................................           473,000
      20,000  Liberate Technologies, Inc.* ...................           586,250
       9,000  Macromedia, Inc.* ..............................           870,187
      27,700  PSINet, Inc.* ..................................           695,962
      21,210  Register.com, Inc.* ............................           648,231

                                                                       3,273,630

Life and Health Insurance - 0.8%
      38,295  John Hancock Financial Services, Inc.* .........           907,113
       5,000  ReliaStar Financial Corp. ......................           262,188

                                                                       1,169,301

Medical - Drugs - 1.4%
      43,595  Pfizer, Inc. ...................................         2,092,560

Medical Instruments - 0.7%
      20,500  Medtronic, Inc. ................................         1,021,156

Motorcycle and Motor Scooter Manufacturing 0.3%
      11,085  Harley-Davidson, Inc. ..........................           426,772

Multi-Line Insurance - 0.6%
       8,000  American International Group, Inc. .............           940,000

Multimedia - 3.8%
      51,064  Time Warner, Inc. ..............................         3,880,864
      28,200  Viacom, Inc. - Class B* ........................         1,922,888

                                                                       5,803,752

Music/Clubs - 0.5%
      16,000  SFX Entertainment, Inc.* .......................           725,000

Networking Products - 2.8%
      66,500  Cisco Systems, Inc.* ...........................         4,226,906

Oil Companies - Integrated - 0.2%
       5,670  Coastal Corp. ..................................           345,161

Optical Supplies - 1.0%
      20,000  Allergan, Inc. .................................         1,490,000

Pipelines - 2.5%
      57,000  Enron Corp. ....................................         3,676,500
       3,040  Kinder Morgan, Inc. ............................           105,070

                                                                       3,781,570

Printing - Commercial - 0.8%
      30,000  Valassis Communications, Inc.* .................         1,143,750

Radio - 1.2%
       3,000  AMFM, Inc.* ....................................           207,000
       6,200  Hispanic Broadcasting Corp.* ...................           205,375
      39,600  Infinity Broadcasting Corp. - Class A* .........         1,442,925

                                                                       1,855,300

Retail - Building Products - 0.7%
      20,000  Home Depot, Inc. ...............................           998,750

Retail - Office Supplies - 0.5%
      50,500  Staples, Inc.* .................................           776,437

Super-Regional Banks - 1.2%
      83,185  Firstar Corp. ..................................         1,752,084

Telecommunication Equipment - 5.8%
     108,000  Nokia Oyj (ADR) ................................         5,393,250
      26,000  Nortel Networks Corp. - New York Shares ........         1,774,500
      81,000  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...         1,620,000

                                                                       8,787,750

Telecommunication Services - 3.0%
      10,000  Allegiance Telecom, Inc.* ......................           640,000
      37,695  Cox Communications, Inc. - Class A* ............         1,717,478
     110,000  McLeodUSA, Inc. - Class A* .....................         2,275,625

                                                                       4,633,103

Telephone - Integrated - 2.1%
     101,612  Telefonica S.A.* ...............................         2,191,593
      18,000  Telefonos de Mexico S.A. (ADR) .................         1,028,250

                                                                       3,219,843

Toys - 0.2%
      20,000  Mattel, Inc. ...................................           263,750
--------------------------------------------------------------------------------
Total Common Stock (cost $94,631,108) ........................       113,138,198
--------------------------------------------------------------------------------
Corporate Bonds - 3.7%
Broadcast Services and Programming - 0.2%
$    250,000  Clear Channel Communications, Inc., 1.50%
                 senior notes, due 12/1/02 ...................           243,438

Cable Television - 0.1%
       5,000  Adelphia Communications Corp., 7.75%
                 senior notes, due 1/15/09 ...................             4,200
     200,000  Telewest Communications PLC, 9.875%
                 senior notes, due 2/1/10+ ...................           186,000

                                                                         190,200

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2000  3

Janus|Aspen Growth and Income Portfolio

SCHEDULES OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.1%
$    100,000  VoiceStream Wireless Corp., 10.375%
                 senior notes, due 11/15/09 ..................   $       103,500

Computers - Micro - 0.1%
     200,000  Sun Microsystems, Inc., 7.50%
                 senior notes, due 8/15/06 ...................           199,500

Diversified Financial Services - 0.7%
              General Electric Capital Corp.:
     250,000     7.00%, notes, due 3/1/02 ....................           249,375
      75,000     6.52%, notes, due 10/8/02 ...................            73,969
     250,000     7.00%, notes, due 2/3/03 ....................           249,063
     500,000     6.81%, notes, due 11/3/03 ...................           494,375

                                                                       1,066,782

Enterprise Software and Services - 1.3%
     844,000  BEA Systems, Inc., 4.00%
                 convertible subordinated notes
                 due 12/15/06+ ...............................         1,311,365
     393,000  i2 Technologies, Inc., 5.25%
                 convertible subordinated notes
                 due 12/15/06+ ...............................           599,816

                                                                       1,911,181

Internet Software - 0%
      30,000  Exodus Communications, Inc., 11.25%
                 senior notes, due 7/1/08 ....................            29,700

Super-Regional Banks - 0.3%
     500,000  Firstar Bank N.A., 7.125%
                 subordinated notes, due 12/1/09 .............           474,375

Telecommunication Services - 0.5%
      25,000  Allegiance Telecom, Inc., 12.875%
                 senior notes, due 5/15/08 ...................            27,062
              NTL, Inc.:
      83,000     7.00%, convertible subordinated notes
                 due 12/15/08 ................................           132,800
     750,000     5.75%, convertible subordinated notes
                 due 12/15/09+ ...............................           588,750

                                                                         748,612

Wireless Equipment - 0.4%
     600,000  American Tower Corp., 5.00%
                 convertible notes, due 2/15/10+ .............           607,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $5,166,255) ......................         5,574,788
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Automotive - Cars and Light Trucks - 0.8%
         442  Porsche A.G. ...................................         1,207,535

Cable Television - 1.1%
       7,000  Comcast Corp., convertible, 2.00%
                 (Sprint Corp./PCS Group) ....................           770,000
      10,000  MediaOne Group, Inc.
                 convertible, 6.25% ..........................           899,375

                                                                       1,669,375

Internet Software - 0.4%
      20,000  PSINet, Inc.
                 convertible, 7.00%+ .........................           677,500
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,110,130) ......................         3,554,410
--------------------------------------------------------------------------------
Repurchase Agreement - 19.2%
$ 29,200,000  ABN AMRO Securities, Inc., 6.85%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $29,216,668 collateralized
                 by $14,892,465 in Fannie Mae, 5.9142%-
                 7.6562%, 2/25/24-4/18/28; $7,708,664
                 in Freddie Mac, 7.1512%-7.5875%,
                 2/15/24-11/15/28; $21,755,498 in
                 Ginnie Mae, 6.40%-7.50%, 4/20/22-
                 2/16/30; with respective values of
                 $7,313,202, $3,417,233 and
                 $19,053,565 (cost $29,200,000) ..............   $    29,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $133,107,493) - 99.9% ..........       151,467,396
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%            221,877
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $   151,689,273
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Canada                                        1.2%               $     1,774,500
Finland                                       3.5%                     5,393,250
Germany                                       0.8%                     1,207,535
Japan                                         1.0%                     1,482,875
Mexico                                        0.7%                     1,028,250
Spain                                         1.4%                     2,191,593
Sweden                                        1.1%                     1,620,000
United Kingdom                                1.0%                     1,503,080
United States++                              89.3%                   135,266,313
--------------------------------------------------------------------------------
Total                                       100.0%               $   151,467,396

++   Includes Short-Term Securities (70.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

4  Janus Aspen Series / June 30, 2000

                                                        Statements of|Operations

                                                                         Janus Aspen
                                                                         Growth and
For the six months or period ended June 30, 2000 (unaudited)               Income
(all numbers in thousands)                                                Portfolio
-------------------------------------------------------------------------------------
Investment Income:
   Interest                                                               $     754
   Dividends                                                                    224
   Foreign tax withheld                                                         (5)
-------------------------------------------------------------------------------------
Total Investment Income                                                         973
-------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                                407
   Transfer agent expenses                                                        1
   Registration fees                                                             25
   System fees                                                                    7
   Custodian fees                                                                24
   Insurance expense                                                             --
   Audit fees                                                                     4
   Distribution fees - Retirement Shares                                         14
   Distribution fees - Service Shares                                            --
   Administrative fees - Retirement Shares                                       14
   Other expenses                                                                 1
-------------------------------------------------------------------------------------
Total Expenses                                                                  497
-------------------------------------------------------------------------------------
Expense and Fee Offsets                                                         (2)
-------------------------------------------------------------------------------------
Net Expenses                                                                    495
-------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    --
-------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                495
-------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                    478
-------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                     (1,096)
   Net realized gain/(loss) from foreign currency transactions                   (1)
   Net realized gain/(loss) from futures contracts                               --
   Change in net unrealized appreciation or depreciation of
      investments and foreign currency                                       (5,222)
-------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                               (6,319)
-------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          $   (5,841)
-------------------------------------------------------------------------------------

(1)  Period May 1, 2000 (inception) to June 30, 2000.
(2)  Period January 18, 2000 (inception) to June 30, 2000.

See Notes to Financial Statements.

                                           Janus Aspen Series / June 30, 2000  5

Statements of|Assets & Liabilities

                                                                          Janus Aspen
                                                                          Growth and
As of June 30, 2000 (unaudited) (all numbers in thousands                   Income
except net asset value per share)                                          Portfolio
--------------------------------------------------------------------------------------
Assets:
   Investments at cost                                                    $  133,107

   Investments at value:                                                  $  151,467
      Cash                                                                        30
      Receivables:
         Investments sold                                                        668
         Portfolio shares sold                                                   462
         Dividends                                                                34
         Interest                                                                 67
         Due from Advisor                                                         --
      Other assets                                                                --
      Variation margin                                                            --
   Forward currency contracts                                                     --
--------------------------------------------------------------------------------------
Total Assets                                                                 152,728
--------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                                      902
      Portfolio shares repurchased                                                38
      Advisory fees                                                               79
   Accrued expenses                                                               20
--------------------------------------------------------------------------------------
Total Liabilities                                                              1,039
--------------------------------------------------------------------------------------
Net Assets                                                                $  151,689
--------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                         $  134,665
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          6,841
--------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    19.68
--------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                            $   13,463
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            688
--------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    19.57
--------------------------------------------------------------------------------------
Net Assets - Service Shares                                               $    3,561
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            182
--------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    19.55
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Aspen Series / June 30, 2000

                                             Statements of|Changes in Net Assets

                                                                            Janus Aspen
For the six months ended June 30 (unaudited)                             Growth and Income
and for the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                            2000              1999
---------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                  $         478     $         165
   Net realized gain/(loss) from investment transactions               (1,097)             2,395
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency                              (5,222)            22,577
---------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   (5,841)            25,137
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                                (202)             (137)
   Net realized gain from investment transactions*                     (2,330)                --
   Distributions (in excess of realized gains)*                             --                --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (2,532)             (137)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Institutional Shares                                              61,104            59,997
      Retirement Shares                                                  8,870             6,207
      Service Shares                                                     3,552                --
   Reinvested dividends and distributions
      Institutional Shares                                               2,274               137
      Retirement Shares                                                    208                --
      Service Shares                                                        50                --
   Shares repurchased
      Institutional Shares                                             (5,609)           (5,500)
      Retirement Shares                                                (1,834)             (804)
      Service Shares                                                      (15)                --
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 68,600            60,037
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   60,227            85,037
Net Assets:
   Beginning of period                                                  91,462             6,425
---------------------------------------------------------------------------------------------------
   End of period                                                 $     151,689     $      91,462
---------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                      $     134,174     $      65,574
   Undistributed net investment income/(loss)*                             306                30
   Undistributed net realized gain/(loss) from investments*            (1,151)             2,276
   Unrealized appreciation/(depreciation) of investments
      and foreign currency                                              18,360            23,582
---------------------------------------------------------------------------------------------------
                                                                 $     151,689     $      91,462
---------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                           2,928             3,889
   Reinvested dividends and distributions                                  117                 7
---------------------------------------------------------------------------------------------------
Total                                                                    3,045             3,896
---------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (271)             (365)
Net Increase/(Decrease) in Portfolio Shares                              2,774             3,531
Shares Outstanding, Beginning of Period                                  4,067               536
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        6,841             4,067
---------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
   Shares sold                                                         427,229           392,132
   Reinvested dividends and distributions                               10,762                --
---------------------------------------------------------------------------------------------------
Total                                                                  437,991           392,132
---------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (87,799)          (55,446)
Net Increase/(Decrease) in Portfolio Shares                            350,192           336,686
Shares Outstanding, Beginning of Period                                337,686             1,000
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      687,878           337,686
---------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                         180,224                --
   Reinvested dividends and distributions                                2,604                --
---------------------------------------------------------------------------------------------------
Total                                                                  182,828                --
---------------------------------------------------------------------------------------------------
Shares Repurchased                                                       (725)                --
Net Increase/(Decrease) in Portfolio Shares                            182,103                --
Shares Outstanding, Beginning of Period                                     --                --
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      182,103                --
---------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
   (excluding short-term securities)
   Purchases of securities                                       $      69,747     $      60,532
   Proceeds from sales of securities                                    16,485            15,498
   Purchases of long-term U.S. government obligations                       --                --
   Proceeds from sales of long-term U.S. government obligations             --                --

*    See Note 3 in Notes to Financial Statements..

See Notes to Financial Statements.    (1) Transactions in Portfolio Shares--Retirement and Service
                                          Shares numbers are not in thousands.

                                           Janus Aspen Series / June 30, 2000  7

Financial|Highlights - Institutional Shares

For a share outstanding during the six months ended June 30 (unaudited)      Janus Aspen Growth and Income Portfolio
or through each fiscal year or period ended December 31                           2000        1999       1998(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $    20.77  $    11.96  $    10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                       .06         .04         .02
   Net gains/(losses) on securities
      (both realized and unrealized)                                                (.81)        8.81        1.96
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                    (.75)        8.85        1.98
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                           (.03)       (.04)       (.02)
   Distributions (from capital gains)                                               (.31)          --          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (.34)       (.04)       (.02)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $    19.68  $    20.77  $    11.96
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                                     (3.55%)      74.04%      19.80%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                       $  134,665  $   84,480  $    6,413
Average Net Assets for the Period (in thousands)                               $  114,533  $   28,838  $    2,883
Ratio of Gross Expenses to Average Net Assets**(2)                                  0.75%       1.06%       1.25%
Ratio of Net Expenses to Average Net Assets**(2)                                    0.75%       1.05%       1.25%
Ratio of Net Investment Income to Average Net Assets**                              0.81%       0.56%       0.66%
Portfolio Turnover Rate**                                                             31%         59%         62%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1998.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Aspen Series / June 30, 2000

                                        Financial|Highlights - Retirement Shares

For a share outstanding during the six months                                Janus Aspen Growth and
ended June 30 (unaudited) or through                                            Income Portfolio
each fiscal year or period ended December 31                              2000        1999      1998(1)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    20.68  $    11.94  $    10.00
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .02       (.01)         .01
   Net gains/(losses) on securities (both realized and unrealized)         (.82)        8.75        1.93
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.80)        8.74        1.94
--------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --          --
   Distributions (from capital gains)                                      (.31)          --          --
--------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.31)          --          --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    19.57  $    20.68  $    11.94
--------------------------------------------------------------------------------------------------------
Total Return*                                                            (3.86%)      73.20%      19.40%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $   13,464  $    6,982  $       12
Average Net Assets for the Period (in thousands)                      $   10,894  $    1,826  $       10
Ratio of Gross Expenses to Average Net Assets**(2)                         1.25%       1.53%       1.72%
Ratio of Net Expenses to Average Net Assets**(2)                           1.25%       1.53%       1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              0.32%       0.11%       0.21%
Portfolio Turnover Rate**                                                    31%         59%         62%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1998 (inception) to December 31, 1998.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Aspen Series / June 30, 2000  9

Financial|Highlights - Service Shares

                                                                        Janus Aspen Growth and
For a share outstanding during the six months                              Income Portfolio
ended June 30 (unaudited)                                                          2000
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $    20.63
----------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                      .01
   Net gains/(losses) on securities (both realized and unrealized)                 (.78)
----------------------------------------------------------------------------------------------
Total from Investment Operations                                                   (.77)
----------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                             --
   Distributions (from capital gains)                                              (.31)
----------------------------------------------------------------------------------------------
Total Distributions                                                                (.31)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $    19.55
----------------------------------------------------------------------------------------------
Total Return*                                                                    (3.73%)
----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                      $    3,561
Average Net Assets for the Period (in thousands)                              $      432
Ratio of Gross Expenses to Average Net Assets**(1)                                 0.96%
Ratio of Net Expenses to Average Net Assets**(1)                                   0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets**                      0.87%
Portfolio Turnover Rate**                                                            31%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series / June 30, 2000

                                               Notes to|Schedules of Investments

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

*    Non-income-producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                          Janus Aspen Series / June 30, 2000  11

Notes to|Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

     A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio will be held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of Janus Adviser Series.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

     INVESTMENT VALUATION

     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

12  Janus Aspen Series / June 30, 2000

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS

     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK

     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES

     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES

     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described above, this had the effect of lowering each equity Portfolio's management fee on January 31, 2000, also.

     Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus

                                          Janus Aspen Series / June 30, 2000  13

     Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%, respectively. The Flexible
     Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procurring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2000, are noted below:

                                             DST Securities, Inc.  Portfolio Expense       DST Systems
Portfolio                                     Commissions Paid*        Reduction*             Costs
------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio             $  305               $  229             $  7,505
------------------------------------------------------------------------------------------------------

     * The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

14  Janus Aspen Series / June 30, 2000

3.   FEDERAL INCOME TAX

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of June 30, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2000, are also noted below.

                                                                      Post-October
                                       Net Capital Loss        Capital             Currency        Federal Tax        Unrealized
Portfolio                                 Carryovers            Losses              Losses             Cost          Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income
   Portfolio                                          --          $(11,710)                 --      $133,136,590      $27,100,892


                                           Unrealized     Net Appreciation/
Portfolio                                (Depreciation)    (Depreciation)
---------------------------------------------------------------------------
Janus Aspen Growth and Income
   Portfolio                              $(8,770,086)      $18,330,806

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

     Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                                                                                            Service
                                                        Institutional Shares                      Retirement Shares          Shares
Portfolio                                   2000    1999    1998    1997    1996    1995     2000    1999    1998    1997(1)  2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income
  Portfolio                                 0.75%   1.15%   3.06%    N/A     N/A     N/A     1.25%   1.62%   3.53%    N/A     0.96%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 1997, (inception) to December 31, 1997.

                                          Janus Aspen Series / June 30, 2000  15

Explanations of|Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

16  Janus Aspen Series / June 30, 2000

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                          Janus Aspen Series / June 30, 2000  17

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

18  Janus Aspen Series / June 30, 2000

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


--------------------------------------------------------------------------------

Janus|Aspen Series

--------------------------------------------------------------------------------

2000 SEMIANNUAL REPORT


     Janus Aspen Worldwide Growth Portfolio





















[LOGO] JANUS

--------------------------------------------------------------------------------

                                          Janus|Aspen Worldwide Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the six months ended June 30, 2000, Janus Aspen Worldwide Growth Portfolio gained 2.06% for its Institutional Shares, 1.82% for its Retirement Shares and 1.95% for its Service Shares. This compares with a (3.73%) decline posted by the Morgan Stanley Capital International World Index.(1)

Judging by our modest gains, the environment for global equities proved increasingly challenging. In the U.S., growing inflation concerns prompted the Federal Reserve to raise short-term interest rates on three separate occasions. Although the effects of monetary tightening were slow in coming, signs of an economic pullback appeared late in the period. At the same time, European markets struggled with uneven economic growth and weakness in the euro currency, also fueling inflation fears. Meanwhile, the emerging markets of Asia and Latin America fared better, bolstered by improving economic fundamentals. In contrast, Japanese equities, particularly technology and telecommunications stocks, were pressured by a growing budget deficit and lackluster economy.

Against this backdrop, the market volatility increased dramatically. During the first half of the period, demand for a narrow group of technology, telecommunications and other so-called "new economy" stocks drove a number of indices to all-time highs. Beginning in March, a broad market sell-off took hold, brought on largely by profit-taking in technology issues. Investors then redirected their attention to "old economy" companies including pharmaceuticals and financials. In reality, though, the markets seemed to have no clear direction, experiencing abrupt swings on an almost daily basis.

Macroeconomic and market events aside, we stood by our strategy of identifying individual companies that combine dominant franchises, compelling products and services, and visionary management. In particular, we continued to pursue opportunities with the potential to transcend short-term fluctuations, such as optical networking. In this area, Canada's Nortel Networks remained one of our favorites. The company has successfully transformed itself from a telecom equipment supplier to a leading player in Internet infrastructure. As a dominant force in photonics, which increases the capacity of existing fiber-optic lines, Nortel's optical revenues are growing at an impressive 150% annually. Recent acquisitions, focused on next-generation technology, could ensure that Nortel maintains or even extends its franchise.

As the Internet becomes more of a marketing and procurement tool in the business-to-business space, safeguarding communications and e-commerce transactions takes on even greater importance. Israel's Check Point Software Technologies, which has assumed a first-mover advantage in firewall software, recently announced the introduction of new systems that secure a number of integrated applications from one central location. Superior fundamentals pushed Check Point substantially higher during the period despite the dramatic declines of many Internet-related companies.

The rapid growth of the Internet is also driving demand for data storage. U.S.-based EMC, the leader in high-end computer storage software, benefited from its new line of network-attached storage systems aimed at the middle market. EMC's technological edge is impressive and has resulted in substantial pricing power over its competition.

These successes aside, market volatility took its toll on several of our holdings. Japanese telecom giant NTT DoCoMo declined even as its wireless Internet service experienced rapid growth. Sony, the Japanese consumer electronics bellwether, fell significantly despite its dominance in the popular video-game console business. In either case, profit-taking may have contributed to much of the selling. At this writing, our research reflects improving fundamentals, and, as a result, we have maintained both positions.

Going forward, we remain generally optimistic regarding the future of the global economy. Prospects for Asia and emerging markets appear considerably brighter. In the near term, however, lingering economic uncertainty, particularly with regard to nascent inflationary pressures and the interest rate environment globally, will likely lead to further volatility. The same goes for the U.S., even though it may be nearing the end of its tightening cycle. Therefore, we have let our cash position build slightly, allowing us to revisit companies that provide compelling buying opportunities. Still, we will stay focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

In closing, we would like to thank you for your investment and confidence in Janus Aspen Worldwide Growth Portfolio.

Portfolio Asset Mix (% of Assets)            June 30, 2000     December 31, 1999
--------------------------------------------------------------------------------
Equities                                             86.3%                 90.4%
   Foreign                                           58.8%                 61.2%
Top 10 Equities                                      30.4%                 34.3%
Number of Stocks                                       146                   130
Cash, Cash Equivalents
   & Fixed-Income Securities                         13.7%                  9.6%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 2000  1

AVERAGE ANNUAL TOTAL RETURN(1)
For the Periods Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
   1 Year                                                                 48.85%
   5 Year                                                                 31.84%
   From Inception                                                         27.65%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)
   1 Year                                                                 12.19%
   5 Year                                                                 17.07%
   From Inception Date of Institutional Shares                            15.11%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
   1 Year                                                                 48.09%
   5 Year                                                                 31.01%
   From Portfolio Inception                                               26.77%
--------------------------------------------------------------------------------
Service Shares (Inception Date 12/31/99)
   1 Year                                                                 47.92%
   5 Year                                                                 31.50%
   From Portfolio Inception                                               27.31%
--------------------------------------------------------------------------------

Returns shown for Retirement and Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement and Service Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waived a portion of the Portfolio's expenses for certain periods. Without such waiver, the Portfolio's total returns for each class would have been lower. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. Foreign investing involves special risks such as currency fluctuation and political uncertainty. Past performance does not guarantee future results.

The Portfolio's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

SCHEDULE OF INVESTMENTS  (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Common Stock - 85.3%
Aerospace and Defense - 0.1%
   7,580,000  Finmeccanica S.p.A.*,** ........................   $    10,419,594

Agricultural Biotechnology - 0.6%
     991,440  Pharmacia Corp. ................................        51,245,055

Applications Software - 0.5%
     222,485  Microsoft Corp.* ...............................        17,798,800
   3,560,125  Sage Group PLC** ...............................        28,619,165

                                                                      46,417,965

Audio and Video Products - 1.3%
   1,240,800  Sony Corp.** ...................................       116,103,451

Broadcast Services and Programming - 2.9%
   4,083,320  AT&T Corp./Liberty Media Group - Class A* ......        99,020,510
     463,570  Clear Channel Communications, Inc.* ............        34,767,750
     575,713  EM.TV & Merchandising A.G.** ...................        34,050,512
   1,439,960  Grupo Televisa S.A. (GDR)* .....................        99,267,243

                                                                     267,106,015

Cable Television - 1.2%
   1,379,760  Comcast Corp. - Special Class A* ...............        55,880,280
     187,455  Globo Cabo S.A. (ADR) ..........................         2,600,938
     129,480  Le Groupe Videotron ltee.** ....................         3,006,143
     941,834  Rogers Communications, Inc. - Class B*,** ......        26,665,814
     209,740  Rogers Communications, Inc. - Class B
                 - New York Shares*,** .......................         5,977,590
   3,614,691  Telewest Communications PLC*,** ................        12,628,278

                                                                     106,759,043

Cellular Telecommunications - 11.3%
   8,598,000  China Mobile, Ltd.*,** .........................        75,831,943
   1,967,180  China Telecom, Ltd. (ADR)*,** ..................       349,789,194
     334,429  Egyptian Mobile Service Co.* ...................        10,884,066
      10,629  NTT DoCoMo, Inc.** .............................       288,325,102
  64,421,001  Vodafone AirTouch PLC** ........................       257,724,727
   1,129,825  Vodafone AirTouch PLC (ADR)** ..................        46,817,123

                                                                   1,029,372,155

Commercial Services - 0.3%
     639,435  Paychex, Inc. ..................................        26,856,270

Computer Data Security - 1.6%
     533,225  Check Point Software Technologies, Ltd.* .......       112,910,394
     191,645  VeriSign, Inc.* ................................        33,825,343

                                                                     146,735,737

Computer Services - 1.1%
     131,228  Atos S.A.*,** ..................................        12,327,784
     161,445  Cap Gemini S.A.** ..............................        28,553,110
   2,149,764  Getronics N.V.** ...............................        33,280,953
   1,174,742  Logica PLC** ...................................        27,814,832

                                                                     101,976,679

Computer Software - 0.3%
      78,063  Software A.G.** ................................         7,221,127
     731,101  Tietoenator Oyj** ..............................        24,493,847

                                                                      31,714,974

Computers - Integrated Systems - 1.7%
     521,949  ASM Lithography Holding N.V.*,** ...............        22,525,062
     205,635  ASM Lithography Holding N.V. (ADR)*,** .........         9,073,644
   8,803,100  Dimension Data Holdings, Ltd. ..................        72,842,238
     963,000  Fujitsu, Ltd.** ................................        33,404,156
   1,034,991  SEMA Group PLC** ...............................        14,728,605

                                                                     152,573,705

Computers - Memory Devices - 1.3%
   1,275,080  EMC Corp.* .....................................        98,101,468
     177,390  VERITAS Software Corp.* ........................        20,047,842

                                                                     118,149,310

Computers - Micro - 1.0%
  15,592,000  Legend Holdings, Ltd.** ........................        15,101,873
     818,740  Sun Microsystems, Inc.* ........................        74,454,169

                                                                      89,556,042

See Notes to Schedules of Investments.

2  Janus Aspen Series / June 30, 2000

                                          Janus|Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Data Processing and Management - 0.2%
      47,856  Autonomy Corp. PLC*,** .........................   $     5,742,720
      85,585  Autonomy Corp. PLC (ADR)*,** ...................        10,526,955

                                                                      16,269,675

Diversified Operations - 1.9%
  12,700,000  Citic Pacific, Ltd.** ..........................        66,473,099
   1,687,155  General Electric Co. ...........................        89,419,215
   2,473,907  Hays PLC** .....................................        13,843,301

                                                                     169,735,615

E-Commerce - 0.2%
     474,720  Amazon.com, Inc.* ..............................        17,238,270

Electric Products - 1.7%
     456,110  Samsung Electronics** ..........................       150,947,412

Electronic Components - 4.9%
      50,654  Celestica, Inc.*,** ............................         2,464,890
   1,303,315  Celestica, Inc. - New York Shares*,** ..........        64,677,007
     129,520  Flextronics International, Ltd.* ...............         8,896,405
   2,629,971  Koninklijke (Royal) Philips Electronics N.V.** .       124,540,427
   1,584,774  Koninklijke (Royal) Philips Electronics N.V.
                 - New York Shares** .........................        75,276,765
     267,550  Lattice Semiconductor Corp.* ...................        18,494,394
     400,000  Murata Manufacturing Company, Ltd.** ...........        57,541,714
   3,175,000  NEC Corp.** ....................................        99,930,052

                                                                     451,821,654

Electronic Components - Semiconductors - 2.1%
     200,360  Applied Materials, Inc.* .......................        18,157,625
     569,585  Conexant Systems, Inc.* ........................        27,696,071
      38,900  Rohm Company, Ltd.** ...........................        11,397,758
   1,104,368  STMicroelectronics N.V.** ......................        69,869,911
     156,105  STMicroelectronics N.V.
                 - New York Shares** .........................        10,019,990
     820,580  Texas Instruments, Inc. ........................        56,363,589

                                                                     193,504,944

Electronic Connectors - 0.1%
      58,000  Hirose Electric Company, Ltd.** ................         9,050,722

Enterprise Software and Services - 0.3%
     305,830  BEA Systems, Inc.* .............................        15,119,471
     160,540  i2 Technologies, Inc.* .........................        16,738,803

                                                                      31,858,274

Fiber Optics - 1.9%
     276,605  Corning, Inc. ..................................        74,648,774
      49,220  E-Tek Dynamics, Inc.* ..........................        12,984,851
     727,910  JDS Uniphase Corp.* ............................        87,258,211

                                                                     174,891,836

Finance - Credit Card - 0.6%
   1,075,725  American Express Co. ...........................        56,072,166

Food - Catering - 0.3%
   1,902,740  Compass Group PLC** ............................        25,075,258

Food - Dairy Products - 0.1%
     264,029  Koninklijke Numico N.V.** ......................        12,578,836

Food - Diversified - 0.2%
     447,442  Unilever N.V.** ................................        20,609,328

Human Resources - 0.4%
   1,531,133  Capita Group PLC** .............................        37,481,773

Instruments - Scientific - 0.2%
     302,720  PE Corp./PE Biosystems Group ...................        19,941,680

Internet Content - 0.4%
     284,300  Softbank Corp.** ...............................        38,694,345

Internet Software - 0.7%
     731,610  America Online, Inc.* ..........................        38,592,428
      28,394  Intershop Communications A.G.*,** ..............        12,874,197
     257,700  Phone.com, Inc.* ...............................        16,782,713

                                                                      68,249,338

Life and Health Insurance - 0.7%
   4,083,580  Prudential PLC** ...............................        59,843,035

Machinery - Electrical - 0.3%
     387,319  Schneider Electric S.A.** ......................        27,103,421

Medical - Biomedical and Genetic - 0.6%
     133,830  Genentech, Inc.* ...............................        23,018,760
      74,440  Human Genome Sciences, Inc. ....................         9,928,435
      25,570  Incyte Genomics, Inc. ..........................         2,101,534
     101,215  Incyte Genomics, Inc.*,ss.,+ ...................         7,798,695
      12,905  Millennium Pharmaceuticals, Inc.* ..............         1,443,747
     124,245  PE Corp./Celera Genomics Group .................        11,616,908

                                                                      55,908,079

Medical - Drugs - 3.8%
   1,800,168  AstraZeneca Group PLC** ........................        84,074,713
      14,695  AstraZeneca Group PLC (ADR)** ..................           683,318
   2,607,704  Pfizer, Inc. ...................................       125,169,792
     399,385  Schering-Plough Corp. ..........................        20,168,942
     309,320  Sepracor, Inc.* ................................        37,311,725
     949,000  Takeda Chemical Industries, Ltd.** .............        62,428,601
     317,000  Yamanouchi Pharmaceutical Company, Ltd.** ......        17,347,863

                                                                     347,184,954

Medical Instruments - 0.7%
   1,364,140  Medtronic, Inc. ................................        67,951,224

Medical Products - 1.2%
     798,115  Johnson & Johnson ..............................        81,307,966
      51,851  Synthes-Stratec, Inc.*,+ .......................        23,592,205

                                                                     104,900,171

Metal Processors and Fabricators - 0.8%
   3,505,541  Assa Abloy A.B. - Class B ......................        70,744,523

Money Center Banks - 2.4%
   9,770,430  Banco Bilbao Vizcaya Argentaria S.A.** .........       146,575,188
     867,885  Chase Manhattan Corp. ..........................        39,976,953
   4,205,000  Fuji Bank, Ltd.** ..............................        32,033,854

                                                                     218,585,995

Multimedia - 3.9%
      63,360  News Corporation, Ltd. (ADR) ...................         3,453,120
   1,870,517  Shaw Communications, Inc. - Class B** ..........        46,078,999
   2,712,145  Time Warner, Inc. ..............................       206,123,020
   1,536,570  Viacom, Inc. - Class B* ........................       104,774,867

                                                                     360,430,006

Networking Products - 4.1%
     743,610  3Com Corp.* ....................................        42,850,526
   5,198,535  Cisco Systems, Inc.* ...........................       330,431,881

                                                                     373,282,407

Oil Companies - Integrated - 2.3%
   3,187,210  Petroleo Brasileiro S.A. (ADR) .................        94,020,145
     760,302  Total Fina Elf S.A.** ..........................       117,048,032

                                                                     211,068,177

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 2000  3

Janus|Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
--------------------------------------------------------------------------------
Petrochemicals - 0.6%
   5,958,180  Reliance Industries, Ltd. ......................   $    45,468,903
     393,795  Reliance Industries, Ltd. (GDR)+ ...............         8,368,144

                                                                      53,837,047

Pipelines - 0.4%
     561,590  Enron Corp. ....................................        36,222,555

Property and Casualty Insurance - 0.2%
   1,643,000  Tokio Marine & Fire Insurance
                 Company, Ltd.** .............................        19,007,593

Radio - 0.2%
     190,300  AMFM, Inc.* ....................................        13,130,700
     154,760  Infinity Broadcasting Corp. - Class A* .........         5,639,068

                                                                      18,769,768

Retail - Apparel and Shoe - 0.2%
     698,965  Gap, Inc. ......................................        21,842,656

Retail - Diversified - 0.2%
     271,000  Ito-Yokado Company, Ltd.** .....................        16,341,733

Retail - Office Supplies - 0.1%
     508,940  Staples, Inc.* .................................         7,824,953

Security Services - 0.7%
   3,070,394  Securitas A.B. - Class B .......................        65,463,651

Telecommunication Equipment - 9.9%
   1,165,155  Alcatel S.A.** .................................        76,731,357
     367,019  Alcatel S.A. (ADR)** ...........................        24,406,763
     468,090  Comverse Technology, Inc.* .....................        43,532,370
   4,798,909  Nokia Oyj** ....................................       245,879,695
   3,802,560  Nokia Oyj (ADR)** ..............................       189,890,340
   2,363,640  Nortel Networks Corp. - New York Shares** ......       161,318,430
     137,800  QUALCOMM, Inc.* ................................         8,268,000
   3,468,508  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ...        69,370,160
   4,335,688  Telefonaktiebolaget L.M. Ericsson A.B
                 - Class B ...................................        86,261,689

                                                                     905,658,804

Telecommunication Services - 4.4%
   1,251,515  Amdocs, Ltd.* ..................................        96,053,776
     186,578  Carrier 1 International S.A.* ..................        10,552,245
   1,017,155  China Unicom, Ltd. (ADR)*,** ...................        21,614,544
   2,467,131  COLT Telecom Group PLC*,** .....................        82,169,772
      65,150  Dacom Corp.** ..................................         9,436,624
   1,294,866  Energis PLC*,** ................................        48,576,175
   1,535,670  Infonet Services Corp. - Class B* ..............        18,332,061
     310,635  Level 3 Communications, Inc.* ..................        27,335,880
     393,413  NTL, Inc.* .....................................        23,555,603
   1,665,790  SK Telecom Company, Ltd. (ADR)** ...............        60,488,999

                                                                     398,115,679

Telephone - Integrated - 5.0%
     242,675  AT&T Corp. .....................................         7,674,597
       1,157  Nippon Telegraph & Telephone Corp.** ...........        15,419,157
   8,733,004  Telefonica S.A.*,** ............................       188,355,635
     508,916  Telefonica S.A. (ADR)*,** ......................        32,602,431
   3,558,810  Telefonos de Mexico S.A. (ADR) .................       203,297,021
     313,130  Viatel, Inc.* ..................................         8,943,776

                                                                     456,292,617

Television - 0.2%
     101,843  Canal Plus S.A.** ..............................        17,182,102

Wire and Cable Products - 1.0%
   4,356,000  Furukawa Electric Company, Ltd.** ..............        91,194,732
--------------------------------------------------------------------------------
Total Common Stock (cost $5,400,069,132) .....................     7,793,763,003
--------------------------------------------------------------------------------
Corporate Bond - 0%
Cable Television - 0%
$  2,750,000  United Pan-Europe Communications N.V.
                 11.25%, senior notes, due 2/1/10
                 (cost $2,729,994)** .........................         2,447,500
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Automotive - Cars and Light Trucks - 0.3%
      11,997  Porsche A.G.** .................................        32,775,548

Multimedia - 0.1%
     135,785  News Corporation, Ltd. (ADR) ...................         6,449,787

Telephone - Integrated - 0.6%
     561,295  Telecomunicacoes Brasileiras S.A. (ADR) ........        54,515,777
--------------------------------------------------------------------------------
Total Preferred Stock (cost $72,285,337 ) ....................        93,741,112
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
$ 20,100,000  Morgan Stanley Dean Witter & Co., 6.75%
                 dated 6/30/00, maturing 7/3/00, to be
                 repurchased at $20,111,390 collateralized
                 by $22,934,620 in Fannie Mae, 0.65%-
                 10.25%, 1/1/06-6/1/30; $27,766,314 in
                 Freddie Mac, 0%-8.40%, 7/15/10-
                 12/1/29; with respective values of
                 $7,564,156 and $12,945,621
                 (cost $20,100,000) ..........................        20,100,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.4%
 240,000,000  Associates Corp. N.A.
                 6.85%, 7/3/00 ...............................       239,908,667
 160,000,000  UBS Financial Corp.
                 7.10%, 7/5/00 ...............................       159,873,778
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
   (amortized cost $399,782,445) .............................       399,782,445
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.6%
              Fannie Mae:
  50,000,000     6.41%, 8/21/00 ..............................        49,545,958
  50,000,000     6.40%, 10/5/00 ..............................        49,129,222
              Federal Home Loan Bank System:
  50,000,000     5.78%, 7/19/00 ..............................        49,855,500
  60,000,000     5.94%, 7/21/00 ..............................        59,802,000
  30,000,000     5.97%, 7/28/00 ..............................        29,865,675
  50,000,000     5.84%, 8/14/00 ..............................        49,643,111
  50,000,000     5.92%, 8/18/00 ..............................        49,605,333
  50,000,000     5.86%, 8/31/00 ..............................        49,449,222
  50,000,000     5.87%, 9/8/00 ...............................        49,381,194
  50,000,000     6.45%, 9/13/00 ..............................        49,335,083
  50,000,000     5.89%, 9/15/00 ..............................        49,318,639
  50,000,000     6.40%, 9/18/00 ..............................        49,290,222
  50,000,000     6.46%, 9/27/00 ..............................        49,209,056
  50,000,000     6.53%, 11/10/00 .............................        48,802,361
              Freddie Mac:
  50,000,000     6.42%, 7/7/00 ...............................        49,946,500
  50,000,000     6.40%, 10/6/00 ..............................        49,120,222
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $781,515,925) ...........       781,299,298
--------------------------------------------------------------------------------
Total Investments (total cost $6,676,482,833) - 99.5% ........     9,091,133,358
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         41,041,261
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $ 9,132,174,619
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

4  Janus Aspen Series / June 30, 2000

SUMMARY OF INVESTMENTS BY COUNTRY, JUNE 30, 2000

COUNTRY                 % OF INVESTMENT SECURITIES                  MARKET VALUE
--------------------------------------------------------------------------------
Australia                                     0.1%               $     9,902,907
Brazil                                        1.7%                   151,136,860
Canada                                        3.4%                   310,188,873
Egypt                                         0.1%                    10,884,066
Finland                                       5.1%                   460,263,882
France                                        4.2%                   383,242,470
Germany                                       1.0%                    86,921,384
Hong Kong                                     5.8%                   528,810,653
India                                         0.6%                    53,837,047
Israel                                        1.3%                   112,910,394
Italy                                         0.1%                    10,419,594
Japan                                        10.0%                   908,220,833
Mexico                                        3.3%                   302,564,264
Netherlands                                   3.3%                   300,332,515
South Africa                                  0.8%                    72,842,238
South Korea                                   2.4%                   220,873,035
Spain                                         4.0%                   367,533,254
Sweden                                        3.2%                   291,840,023
Switzerland                                   0.4%                    34,144,450
United Kingdom                                8.3%                   756,349,750
United States++                              40.9%                 3,717,914,866
--------------------------------------------------------------------------------
Total                                       100.0%               $ 9,091,133,358

++   Includes Short-Term Securities (27.7% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT JUNE 30, 2000

CURRENCY SOLD AND                    CURRENCY           CURRENCY      UNREALIZED
SETTLEMENT DATE                    UNITS SOLD    VALUE IN $ U.S.     GAIN/(LOSS)
--------------------------------------------------------------------------------
British Pound 9/8/00               43,700,000     $   66,389,040   $   2,680,599
British Pound 9/22/00              27,000,000         41,029,200       1,982,475
British Pound 9/29/00              37,000,000         56,232,600       2,508,600
British Pound 1/26/01              62,900,000         95,847,020         421,430
Canadian Dollar 9/22/00            10,400,000          7,044,161         121,729
Canadian Dollar 11/17/00           10,800,000          7,326,504        (21,804)
Euro 9/8/00                        18,500,000         17,730,400          84,760
Euro 9/22/00                       53,800,000         51,604,960         312,578
Euro 9/29/00                      150,100,000        144,035,960       1,313,375
Euro 10/5/00                       36,200,000         34,748,380          39,820
Euro 11/17/00                      75,000,000         72,172,500     (3,549,000)
Euro 1/19/01                       26,300,000         25,400,540       (543,884)
Euro 1/26/01                       40,300,000         38,933,830         297,830
Hong Kong Dollar
   3/16/01                      1,116,500,000        143,297,183           1,215
Hong Kong Dollar
   5/7/01                       1,047,000,000        134,403,081     (1,055,959)
Hong Kong Dollar
   5/10/01                      1,046,000,000        134,274,711       (568,705)
Hong Kong Dollar
   6/27/01                        427,000,000         54,817,382         (6,686)
Japanese Yen 9/1/00            11,900,000,000        113,635,496     (1,245,064)
Japanese Yen 9/8/00            14,860,000,000        142,077,098       1,547,139
Japanese Yen 9/14/00            3,900,000,000         37,327,754         239,795
Japanese Yen 9/29/00            2,300,000,000         22,072,619         322,707
Japanese Yen 10/5/00              550,000,000          5,284,153         150,630
Japanese Yen 11/17/00           6,050,000,000         58,596,379     (1,488,583)
Japanese Yen 1/19/01            2,700,000,000         26,459,252       (156,281)
South Korean Won
   1/26/01                      1,700,000,000          1,519,485         (4,334)
South Korean Won
   2/8/01                       4,960,000,000          4,432,925         (3,806)
South Korean Won
   2/15/01                      7,000,000,000          6,255,586           1,398
South Korean Won
   7/16/01                      2,750,000,000          2,456,455       (160,961)
--------------------------------------------------------------------------------
Total                                             $1,545,404,654   $   3,221,013

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 2000  5

Statements of|Operations

                                                                         Janus Aspen
                                                                          Worldwide
For the six months ended June 30, 2000 (unaudited)                         Growth
(all numbers in thousands)                                                Portfolio
------------------------------------------------------------------------------------
Investment Income:
   Interest                                                               $  34,005
   Dividends                                                                 17,832
   Foreign tax withheld                                                     (2,035)
------------------------------------------------------------------------------------
Total Investment Income                                                      49,802
------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                             26,820
   Transfer agent expenses                                                        2
   Registration fees                                                            265
   System fees                                                                   11
   Custodian fees                                                             1,565
   Insurance expense                                                              7
   Audit fees                                                                    14
   Distribution fees - Retirement Shares                                        372
   Distribution fees - Service Shares                                             3
   Administrative fees - Retirement Shares                                      372
   Other expenses                                                                20
------------------------------------------------------------------------------------
Total Expenses                                                               29,451
------------------------------------------------------------------------------------
Expense and Fee Offsets                                                        (49)
------------------------------------------------------------------------------------
Net Expenses                                                                 29,402
------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                     --
------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                             29,402
------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                 20,400
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                    513,714
   Net realized gain/(loss) from foreign currency transactions               90,931
   Net realized gain/(loss) from futures contracts                               --
   Change in net unrealized appreciation or depreciation of
      investments and foreign currency                                    (539,640)
------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                               65,005
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           $  85,405
------------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Aspen Series / June 30, 2000

                                              Statements of|Assets & Liabilities

                                                                          Janus Aspen
                                                                           Worldwide
As of June 30, 2000 (unaudited) (all numbers in thousands                   Growth
except net asset value per share)                                          Portfolio
-------------------------------------------------------------------------------------
Assets:
   Investments at cost                                                    $6,676,483

   Investments at value:                                                  $9,091,133
      Cash                                                                     9,927
      Receivables:
         Investments sold                                                     53,476
         Portfolio shares sold                                                24,835
         Dividends                                                             4,965
         Interest                                                                142
         Due from Advisor                                                         --
      Other assets                                                                 5
      Variation margin                                                            --
   Forward currency contracts                                                  3,221
-------------------------------------------------------------------------------------
Total Assets                                                               9,187,704
-------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                                   44,567
      Portfolio shares repurchased                                             5,635
      Advisory fees                                                            4,810
   Accrued expenses                                                              517
-------------------------------------------------------------------------------------
Total Liabilities                                                             55,529
-------------------------------------------------------------------------------------
Net Assets                                                                $9,132,175
-------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                         $8,729,092
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        181,741
-------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    48.03
-------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                            $  388,881
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          8,139
-------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    47.48
-------------------------------------------------------------------------------------
Net Assets - Service Shares                                               $   14,202
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)            297
-------------------------------------------------------------------------------------
   Net Asset Value Per Share                                              $    47.76
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Aspen Series / June 30, 2000  7

Statements of|Changes in Net Assets

                                                                          Janus Aspen
For the six months or period ended June 30 (unaudited)                 Worldwide Growth
and for the fiscal year ended December 31                                  Portfolio
(all numbers in thousands)                                           2000             1999
----------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                  $     20,400     $      7,750
   Net realized gain/(loss) from investment transactions              604,645          191,001
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency                           (539,640)        2,184,175
----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   85,405        2,382,926
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                            (10,729)          (6,818)
   Net realized gain from investment transactions*                  (118,826)               --
   Distributions (in excess of realized gains)*                            --               --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (129,555)          (6,818)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Institutional Shares                                          2,768,939        2,167,550
      Retirement Shares                                               290,161          137,824
      Service Shares                                                   14,325               --
   Reinvested dividends and distributions
      Institutional Shares                                            124,421            6,818
      Retirement Shares                                                 4,963               --
      Service Shares                                                      171               --
   Shares repurchased
      Institutional Shares                                          (624,094)        (898,433)
      Retirement Shares                                              (73,303)         (14,907)
      Service Shares                                                    (430)               --
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             2,505,153        1,398,852
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               2,461,003        3,774,960
Net Assets:
   Beginning of period                                              6,671,172        2,896,212
----------------------------------------------------------------------------------------------
   End of period                                                 $  9,132,175     $  6,671,172
----------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                      $  6,113,345     $  3,608,193
   Undistributed net investment income/(loss)*                         10,743            1,072
   Undistributed net realized gain/(loss) from investments*           590,289          104,470
   Unrealized appreciation/(depreciation) of investments
      and foreign currency                                          2,417,798        2,957,437
----------------------------------------------------------------------------------------------
                                                                 $  9,132,175     $  6,671,172
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                         55,679           62,563
   Reinvested dividends and distributions                               2,625              209
----------------------------------------------------------------------------------------------
Total                                                                  58,304           62,772
----------------------------------------------------------------------------------------------
Shares Repurchased                                                   (12,612)         (26,096)
Net Increase/(Decrease) in Portfolio Shares                            45,692           36,676
Shares Outstanding, Beginning of Period                               136,049           99,373
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     181,741          136,049
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
   Shares sold                                                      5,850,674        3,868,907
   Reinvested dividends and distributions                             105,249               --
----------------------------------------------------------------------------------------------
Total                                                               5,955,923        3,868,907
----------------------------------------------------------------------------------------------
Shares Repurchased                                                (1,483,200)        (403,114)
Net Increase/(Decrease) in Portfolio Shares                         4,472,723        3,465,793
Shares Outstanding, Beginning of Period                             3,666,659          200,866
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   8,139,382        3,666,659
----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                        303,032               --
   Reinvested dividends and distributions                               3,621               --
----------------------------------------------------------------------------------------------
Total                                                                 306,653               --
----------------------------------------------------------------------------------------------
Shares Repurchased                                                    (9,320)               --
Net Increase/(Decrease) in Portfolio Shares                           297,333               --
Shares Outstanding, Beginning of Period                                    --               --
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     297,333               --
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
   (excluding short-term securities)
   Purchases of securities                                       $  3,653,837     $  3,549,960
   Proceeds from sales of securities                                1,774,477        2,490,945
   Purchases of long-term U.S. government obligations                      --               --
   Proceeds from sales of long-term U.S. government obligations            --               --

* See Note 3 in Notes to Financial Statements.  (1) Transactions in Portfolio Shares--Retirement and
                                                    Service Shares numbers are not in thousands

See Notes to Financial Statements.

8  Janus Aspen Series / June 30, 2000

                                     Financial|Highlights - Institutional Shares

For a share outstanding during the six months ended June 30 (unaudited)     Janus Aspen Worldwide Growth Portfolio
or through each fiscal year ended December 31               2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     47.75  $     29.09  $     23.39  $     19.44  $     15.31  $     12.07
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                 .11          .07          .16          .16          .16          .11
   Net gains/(losses) on securities
      (both realized and unrealized)                            .87        18.65         6.59         4.14         4.27         3.19
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .98        18.72         6.75         4.30         4.43         3.30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     (.06)        (.06)        (.18)        (.17)        (.17)        (.06)
   Dividends (in excess of net investment income)                --           --           --        (.02)           --           --
   Distributions (from capital gains)                         (.64)           --           --        (.16)        (.13)           --
   Distributions (in excess of realized gains)                   --           --        (.87)           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.70)        (.06)       (1.05)        (.35)        (.30)        (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     48.03  $     47.75  $     29.09  $     23.39  $     19.44  $     15.31
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 2.06%       64.45%       28.92%       22.15%       29.04%       27.37%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $ 8,729,092  $ 6,496,773  $ 2,890,375  $ 1,576,548  $   582,603  $   108,563
Average Net Assets for the Period (in thousands)        $ 7,997,185  $ 3,862,773  $ 2,217,695  $ 1,148,951  $   304,111  $    59,440
Ratio of Gross Expenses to Average Net Assets**(1)            0.70%        0.71%        0.72%        0.74%        0.80%        0.90%
Ratio of Net Expenses to Average Net Assets**(1)              0.69%        0.71%        0.72%        0.74%        0.80%        0.87%
Ratio of Net Investment Income to Average Net Assets**        0.51%        0.20%        0.64%        0.67%        0.83%        0.95%
Portfolio Turnover Rate**                                       50%          67%          77%          80%          62%         113%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                            Janus Aspen Series / June 30, 2000 9

Financial|Highlights - Retirement Shares

For a share outstanding during the six months                                     Janus Aspen Worldwide
ended June 30 (unaudited) or through                                                Growth Portfolio
each fiscal year or period ended December 31                            2000        1999        1998         1997(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    47.56  $    29.06  $    23.36  $    20.72
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .03       (.04)         .02         .14
   Net  gains/(losses)  on securities  (both realized and unrealized)        .83       18.54        6.57        2.80
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .86       18.50        6.59        2.94
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --          --       (.02)       (.14)
   Distributions (from capital gains)                                      (.64)          --       (.87)       (.16)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.64)          --       (.89)       (.30)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    47.78  $    47.56  $    29.06  $    23.36
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                              1.82%      63.66%      28.25%      14.22%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  388,881  $  174,399  $    5,837  $      403
Average Net Assets for the Period (in thousands)                      $   49,424  $   49,424  $    1,742  $       11
Ratio of Gross Expenses to Average Net Assets**(2)                         1.20%       1.21%       1.22%       1.26%
Ratio of Net Expenses to Average Net Assets**(2)                           1.20%       1.21%       1.22%       1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              0.04%     (0.34)%     (0.02)%       0.16%
Portfolio Turnover Rate**                                                    50%         67%         77%         80%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  Period May 1, 1997 (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series / June 30, 2000

                                           Financial|Highlights - Service Shares

                                                                      Janus Aspen Worldwide
For a share outstanding during the six months                            Growth Portfolio
ended June 30 (unaudited)                                                      2000
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $    47.49
-------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                    .01
   Net gains/(losses) on securities (both realized and unrealized)                 .90
-------------------------------------------------------------------------------------------
Total from Investment Operations                                                   .91
-------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                           --
   Distributions (from capital gains)                                            (.64)
-------------------------------------------------------------------------------------------
Total Distributions                                                              (.64)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $    47.76
-------------------------------------------------------------------------------------------
Total Return*                                                                    1.95%
-------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $   14,202
Average Net Assets for the Period (in thousands)                            $    1,952
Ratio of Gross Expenses to Average Net Assets**(1)                               0.97%
Ratio of Net Expenses to Average Net Assets**(1)                                 0.97%
Ratio of Net Investment Income to Average Net Assets**                           0.44%
Portfolio Turnover Rate**                                                          50%

*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 2000  11

Notes to|Schedules of Investments

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

*    Non-income-producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 2000.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Aspen Series / June 30, 2000

                                                   Notes to|Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Eleven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Strategic Value Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

     A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of each portfolio other than High-Yield Portfolio will be held on July 20, 2000 to approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of Janus Adviser Series.

     Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Service Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

     INVESTMENT VALUATION

     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

     FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                          Janus Aspen Series / June 30, 2000  13

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS

     The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK

     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES

     Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

     FEDERAL INCOME TAXES

     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The management fee for each equity Portfolio decreased to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio also decreased to this rate, effective January 31, 2000. Due to the fee reductions described above, this had the effect of lowering each equity Portfolio's management fee on January 31, 2000, also.

     Prior to May 1, 2000, investment advisory fees for eight of the Portfolios were payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital had voluntarily agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeded the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio and Janus Aspen Growth and Income Portfolio advisory fees were reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus

14  Janus Aspen Series / June 30, 2000

     Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69% and .65%, respectively. The Flexible
     Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

     Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares, as well as the distribution fee applicable to the Service Shares, are not included in these expense limits.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procurring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement and Service Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement and Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Retirement and Service Shares' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2000, are noted below:

                                             DST Securities, Inc.  Portfolio Expense       DST Systems
Portfolio                                     Commissions Paid*        Reduction*             Costs
------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio             $16,745              $12,559              $10,955
------------------------------------------------------------------------------------------------------

     * The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of June 30, 2000, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 2000, are also noted below.

                                                                      Post-October
                                       Net Capital Loss        Capital             Currency        Federal Tax        Unrealized
Portfolio                                 Carryovers            Losses              Losses             Cost          Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
   Portfolio                                  --                  --              $(8,857)       $6,682,957,035     $2,841,313,196


                                           Unrealized     Net Appreciation/
Portfolio                                (Depreciation)    (Depreciation)
---------------------------------------------------------------------------
Janus Aspen Worldwide Growth
   Portfolio                              $(433,136,873)     $2,408,176,323

                                          Janus Aspen Series / June 30, 2000  15

4.   EXPENSES

     The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

     Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

     Janus Aspen Series Service Shares incur a pro rata share of operating expenses. In addition, the Service Shares pay a distribution fee of up to .25% of average net assets.

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                                                                                            Service
                                                        Institutional Shares                      Retirement Shares          Shares
Portfolio                                   2000    1999    1998    1997    1996    1995     2000    1999    1998    1997(1)  2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
  Portfolio                                 0.70%   0.71%   0.74%   0.81%   0.91%   1.09%    1.20%   1.21%   1.32%   1.32%    0.97%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period May 1, 1997, (inception) to December 31, 1997.

16  Janus Aspen Series / June 30, 2000

Explanations of|Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

     Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

     The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

                                          Janus Aspen Series / June 30, 2000  17

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

     The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

     The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

18  Janus Aspen Series / June 30, 2000

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                          Janus Aspen Series / June 30, 2000  19

                       This page left intentionally blank

Please note that some of the portfolios described in the John Hancock Declaration Trust Semi-Annual Report are not available under this Contract. Only the John Hancock Declaration Trust VA Bond Fund portfolio is available under this Contract. For this reason, only pages relevant to the John Hancock Declaration Trust VA Bond Fund are being included in this report.

                                                     The latest report from your
                                                          Fund's management team

                               SEMIANNUAL REPORT

                               DECLARATION TRUST



             Equity   V.A. Core Equity Fund

                      V.A. 500 Index Fund
                      V.A. Large Cap Growth Fund
                      V.A. Mid Cap Growth Fund
                      V.A. Relative Value Fund
                      (formerly V.A. Large Cap Value Fund)
                      V.A. Small Cap Growth Fund
                      V.A. Sovereign Investors Fund
             ------------------------------------------------------
             International V.A. International Fund

             ------------------------------------------------------
             Sector   V.A. Financial Industries Fund

                             V.A. Regional Bank Fund

                      V.A. Technology Fund

             ------------------------------------------------------
             Income   V.A. Bond Fund

                            V.A. High Yield Bond Fund

                      V.A. Money Market Fund

                           V.A. Strategic Income Fund

                             J U N E  3 0, 2 0 0 0

                            [LOGO] John Hancock Funds

                      A Global Investment Management Form

                    John Hancock Funds -- Declaration Trust

                               Table of Contents

                                                                            Page

1) CEO Corner ......................................................     3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio managers or portfolio management teams through the end of the period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

Equity

V.A. Core Equity Fund ..............................................     4
V.A. 500 Index Fund ................................................     7
V.A. Large Cap Growth Fund .........................................    10
V.A. Mid Cap Growth Fund ...........................................    13
V.A. Relative Value Fund ...........................................    16
V.A. Small Cap Growth Fund .........................................    19
V.A. Sovereign Investors Fund ......................................    22

International

V.A. International Fund ............................................    25

Sector

V.A. Financial Industries Fund .....................................    28
V.A. Regional Bank Fund ............................................    31
V.A. Technology Fund ...............................................    34

Income

V.A. Bond Fund .....................................................    37
V.A. High Yield Bond Fund ..........................................    40
V.A. Money Market Fund .............................................    43
V.A. Strategic Income Fund .........................................    45

3) Financial Statements ............................................    48

4) Notes to Financial Statements ...................................   121



                                    TRUSTEES

                              Dennis S. Aronowitz*
                                Stephen L. Brown
                             Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Maureen R. Ford
                                 Gail D. Fosler

                                William F. Glavin
                                Dr. John A. Moore
                              Patti McGill Peterson
                                 John W. Pratt*
                               Richard S. Scipione
                        * Members of the Audit Committee

                                    OFFICERS

                                Stephen L. Brown
                                    Chairman

                                Maureen R. Ford
                          Vice Chairman, President and

                            Chief Executive Officer
                                 Osbert M. Hood

                          Executive Vice President and
                            Chief Financial Officer

                               William L. Braman
                          Executive Vice President and

                            Chief Investment Officer
                                Susan S. Newton

                          Vice President and Secretary
                               James J. Stokowski

                          Vice President and Treasurer
                               Thomas H. Connors

                     Vice President and Compliance Officer

                                   CUSTODIANS

                         Investors Bank & Trust Company
                              200 Clarendon Street

                          Boston, Massachusetts 02116
                                 V.A. Bond Fund
                             V.A. Core Equity Fund
                         V.A. Financial Industries Fund
                           V.A. High Yield Bond Fund
                           V.A. Large Cap Growth Fund
                            V.A. Mid Cap Growth Fund
                            V.A. Regional Bank Fund
                            V.A. Relative Value Fund
                           V.A. Small Cap Growth Fund
                         V.A. Sovereign Investors Fund
                           V.A. Strategic Income Fund
                              V.A. Technology Fund

                      State Street Bank and Trust Company
                              225 Franklin Street

                          Boston, Massachusetts 02110
                              V.A. 500 Index Fund
                            V.A. International Fund
                             V.A. Money Market Fund

                                 TRANSFER AGENT

                     John Hancock Annuity Servicing Office
                             529 Main Street (X-4)
                        Charlestown, Massachusetts 02129

                               INVESTMENT ADVISER

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                            SUB-INVESTMENT ADVISERS

                          American Fund Advisors, Inc.
                               1415 Kellum Place
                          Garden City, New York 11530
                              V.A. Technology Fund

                   Indocam International Investment Services
                              90 Boulevard Pasteur
                              Paris, France 75015
                            V.A. International Fund

                    Independence Investment Associates, Inc.
                                53 State Street
                          Boston, Massachusetts 02109
                             V.A. Core Equity Fund

                                     ISSUER

                      John Hancock Life Insurance Company
                             John Hancock Variable

                            Life Insurance Company*
                              200 Clarendon Street
                          Boston, Massachusetts 02117
                           *Not Licensed in New York

                             PRINCIPAL DISTRIBUTOR

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL

                               Hale and Dorr LLP
                                60 State Street

                        Boston, Massachusetts 02109-1803

                                   CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR SHAREHOLDERS:

After four years of spectacular returns, the stock market succumbed in the first six months of 2000 largely to the pressures of rising interest rates, as the Federal Reserve kept up its campaign to fight inflation. The red-hot economy has begun to show signs of slowing, and investors are no longer blind to the real possibility that rising rates could slow corporate profits. The result was flat-to- negative results for the three main stock-market indexes through June. Bonds also suffered during this period, since their prices generally move in the opposite direction of rates.

But there was good news, too. The Treasury market, where shrinking supply bolstered prices thanks to the government's efforts to retire some of its debt, performed well. And the Fed appears closer to the end of its tightening cycle, which will be a strong positive if it can slow the economy to a level that supports corporate earnings growth but keeps inflation at bay. The picture on the global economy is brighter and technology continues to dominate as the driver of ever-improving corporate productivity.

No matter what happens next in the financial markets, these past several months only served to reinforce some of the important lessons for investors: Diversify, invest in line with your tolerance for risk and maintain a long-term perspective.

Since not all parts of your portfolio will perform equally well all the time, it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,




/s/ MAUREEN R. FORD
-------------------
    Maureen R. Ford

     MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

           BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
                     BENJAMIN A.MATTHEWS, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Bond Fund. Caption below reads "James Ho."]

                                  JOHN HANCOCK
                                 V.A. BOND FUND

                 Fund weathers market's challenges, posts gains
                 ----------------------------------------------

The six months ended June 30, 2000 was a difficult time for corporate bond investors, although the broad fixed-income market showed considerable improvement in the final weeks of the period. The Federal Reserve Board's commitment to reining in inflation in the face of strong economic growth caused investors to worry about the effect such a slowdown might have on corporate earnings. This, in turn, led to concern about the future creditworthiness of corporate issuers, driving prices down and yields up. The Treasury's announcement that it would buy back millions of dollars in debt, along with the stock market's volatility, further exacerbated corporate-bond price declines as investors flocked to long-term Treasury bonds. Other fixed-income sectors suffered as well. The yield curve inverted for the first time since 1990. Corporate bond spreads, the difference in yield between bonds of different credit quality, reached levels as wide as in the 1990 recession.

MARKET SETTLES DOWN

The market's choppiness lasted through mid-May. At that time, a series of economic reports suggested that the Fed's actions were having an effect on moderating economic growth. Investors took that to mean the Fed may be near the end of its tightening cycle, giving them reason to feel more comfortable owning credit-sensitive securities, such as corporate bonds -- both investment-grade and high-yield -- and mortgage-backed issues. In the final month of the period, these sectors rebounded and credit spreads began to narrow.

---------------
"FOR DEFENSIVE
 REASONS, WE
 CHOSE TO
 UPGRADE THE
 PORTFOLIO EARLY
 IN THE
 YEAR..."
-----------------

FUND'S FLEXIBILITY HELPS IT OUTPERFORM

For the six months ended June 30, 2000, John Hancock V.A. Bond Fund produced a total return of 4.19% at net asset value. This compares favorably with the 3.23% return of the average variable annuity corporate debt A-rated fund, according to Lipper, Inc. We believe the Fund's outperformance was due, in large part, to the portfolio's flexible sector strategy and our timely shifts in duration and yield-curve positioning. For historical performance information, please turn to page 39.

UPGRADING TAKES PLACE

For defensive reasons, we chose to upgrade the portfolio early in the year, trimming back positions in the high-yield arena and moving into the shorter-term maturity debt of companies in which we already owned 30-year issues. For example, in anticipation of credit spread widening we rotated out of the longer-term bonds of

----------------------------------------------------

TOP FIVE BOND SECTORS.
1.  U.S. GOVERNMENT & AGENCIES 52%,
2. UTILITIES 7%,
3. MORTGAGE BANKING 6%,
4. TELECOMMUNICATIONS 5%
5. MEDIA 4%.

"As a percentage of net assets on June 30, 2000."

----------------------------------------------------

                           JOHN HANCOCK V.A. BOND FUND

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.19% total return for John Hancock V.A. Bond Fund. The second bar represents the 3.23% total return for Average variable annuity corporate debt A-rated fund. A note below the chart reads "THE TOTAL RETURN FOR JOHN HANCOCK V.A. BOND FUND IS AT NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. THE AVERAGE VARIABLE ANNUITY CORPORATE DEBT A-RATED FUND IS TRACKED BY LIPPER, INC. SEE THE FOLLOWING PAGE FOR HISTORICAL PERFORMANCE INFORMATION."]

General Motors, CalEnergy and Lockheed Martin in favor of their five-year debt. This strategy proved advantageous as longer-term issues suffered the most from investors' credit fears. By the end of the period, the improved investment environment had prompted us to begin selectively adding back to longer-term corporate issues, taking advantage of their attractive valuations.

----------------
"...WE ARE
 CAUTIOUSLY
 OPTIMISTIC..."

----------------

     The other leg of our upgrade strategy involved bolstering the Fund's stake in AAA-rated mortgage-backed issues, primarily Ginnie Maes, and limiting the portfolio's exposure to emerging-market bonds. We also moved out of some Fannie Mae positions and bank holdings quickly, thereby avoiding the brunt of the price declines. First Union, Liberty Mutual and Fairfax Financial were a few of the finance holdings we sold. Late in the period, we began adding back to some of the Fannie Mae securities because their prices had become quite compelling.

PARTAKING IN THE "NEW ECONOMY"

We believe telecommunications, media/cable and wireless companies are among the more dynamic sectors of the corporate bond market. Their astounding growth potential makes them attractive to investors in all stages of a market's cycle. For this reason, they continue to be one of our main focuses in the corporate arena. Noteworthy holdings include Continental Cablevision, Metromedia Fiber Network, EchoStar, Verio, Nextel Com munications, Clearnet Communications, SFX Entertainment and VoiceStream Wireless.

Other sectors that worked well for the Fund this period include utilities, because of their predictable income stream, and energy-related issues, because of the rise in oil prices and growth in exploration. Niagara Mohawk Power, Midland Funding, Apache Finance Canada, Occidental Petroleum and Tosco Corp. were several holdings that produced solid results.

DURATION AND YIELD CURVE TACTICS

Active duration management and careful positioning of the Fund's Treasury holdings along the yield curve contributed to the portfolio's outperformance this period. We modified our strategy from being defensive early in the fiscal year to somewhat opportunistic at period's end. We began with an average duration that was shorter than our peers' and later moved it out to neutral. The shorter duration helped cushion the portfolio's share price when interest rates were rising. Moving it out to neutral means that we are making no major interest-rate bets just yet.

The Fund's Treasury holdings were aligned at the short and long end of the yield curve. (The yield curve is a plotting of yields across the maturity spectrum.) As the yield curve flattened and then inverted, longer-term Treasury bond prices rose and the Fund benefited. In late May, we began moving into intermediate-term securities, preparing for what we believe will be a steepening of the curve as the Fed winds down on raising rates. By the period's end, the yield curve had begun to steepen slightly and the intermediate-term issues were performing well.

FURTHER UNCERTAINTY A POSSIBILITY

Going forward, we are cautiously optimistic, recognizing there still exists the potential for stronger economic growth, which could lead to further interest-rate hikes. As always, we shall continue to fully utilize the Fund's sector flexibility to tap into the possibilities that any market uncertainty might produce.

                          JOHN HANCOCK V.A. BOND FUND

                             A LOOK AT PERFORMANCE

FOR THE PERIOD ENDED JUNE 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                         5.01%      29.45%
Average Annual Total Returns(1)                  5.01%       6.96%

                                     YIELD

FOR THE PERIOD ENDED JUNE 30, 2000
                                                          SEC 30-DAY
                                                                           YIELD

                                                          ----------
John Hancock V.A. Bond Fund(1)                               6.63%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

NOTE TO PERFORMANCE

(1) THE ADVISER HAS AGREED TO LIMIT THE FUND'S EXPENSES TO 0.25% (NOT INCLUDING MANAGEMENT FEE) OF THE FUND'S DAILY AVERAGE NET ASSETS. WITHOUT THE LIMITATION OF EXPENSES, THE AVERAGE ANNUAL TOTAL RETURN FOR THE ONE-YEAR PERIOD AND SINCE INCEPTION WOULD HAVE BEEN 4.82% AND 5.96%, RESPECTIVELY. WITHOUT THE LIMITATION OF EXPENSES, THE YIELD WOULD HAVE BEEN 6.50%.

                  WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the JOHN HANCOCK V.A. BOND FUND would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that measures the investment objectives and characteristics of the Fund. It is not possible to invest in an index.

                               [GRAPHICS OMITTED]
                          JOHN HANCOCK V.A. BOND FUND
                                8/29/96-6/30/00

Line chart with the heading John Hancock V.A. Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Bond Fund on August 29, 1996 and is equal to $12,940 as of June 30, 2000. The second line represents the Lehman Brothers Corporate Bond Index and is equal to $12,635 as of June 30, 2000.

[  ] John Hancock V.A. Bond Fund
[  ] Lehman Brothers Corporate Bond Index


                                                       FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                                                          V.A.             V.A.           V.A.           V.A.
                                                                          BOND          HIGH YIELD    MONEY MARKET     STRATEGIC
                                                                          FUND          BOND FUND         FUND        INCOME FUND
                                                                      ------------    ------------    ------------   ------------
ASSETS:

Investments at value - Note D:
Common stocks (cost - none, $892,488,
  none and $157,714, respectively) ................................           --      $    723,082            --     $    277,942
Preferred stocks and warrants (cost -
  $51, $1,017,120, none and $153,513, respectively) ...............   $        650         913,825            --          145,529
Bonds (cost - $13,968,213, $8,538,570, none
  and $25,309,001, respectively) ..................................     13,823,386       6,777,046            --       23,699,115
Short-term investments (cost - none, none,
  $29,723,278 and none, respectively) .............................           --              --      $ 29,723,278           --
Joint repurchase agreements (cost - $1,467,000,
  $320,000, $5,852,000 and $2,747,000, respectively) ..............      1,467,000         320,000       5,852,000      2,747,000
Corporate savings account .........................................            688             165            --              857
                                                                      ------------    ------------    ------------   ------------
                                                                        15,291,724       8,734,118      35,575,278     26,870,443
Cash ..............................................................           --              --               434           --
Foreign currency, at value (cost - none,
  $23,259, none and $187,380, respectively) .......................           --            23,982            --          191,150
Receivable for investments sold ...................................      1,011,727          79,228            --          308,378
Receivable for forward foreign currency
  exchange contracts purchased - Note B ...........................          1,542           1,509            --             --
Receivable for forward foreign currency
  exchange contracts sold - Note B ................................           --              --              --           35,138
Dividends and interest receivable .................................        257,987         249,413         173,662        583,102
Foreign tax receivable ............................................           --             1,425            --             --
Deferred organization expenses - Note B ...........................          2,490            --             2,490          2,490
Other assets ......................................................             73              19           2,527          1,302
                                                                      ------------    ------------    ------------   ------------
    Total Assets ..................................................     16,565,543       9,089,694      35,754,391     27,992,003
    -----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased .................................      1,266,586         193,178            --          479,660
Payable for shares repurchased ....................................           --              --            63,996           --
Payable for forward foreign currency
  exchange contracts purchased - Note B ...........................          1,558            --              --            2,397
Payable for forward foreign currency
  exchange contracts sold - Note B ................................           --             4,652            --             --
Distributions payable .............................................          2,765           3,063           5,936          6,795
Due to custodian ..................................................            275            --              --             --
Payable to John Hancock Advisers, Inc. ............................
  and affiliates - Note C .........................................          5,084           2,433          14,624         14,551
Accounts payable and accrued expenses .............................         11,900             278          12,111         17,927
                                                                      ------------    ------------    ------------   ------------
    Total Liabilities .............................................      1,288,168         203,604          96,667        521,330
    -----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Capital paid-in ...................................................     15,834,061      10,707,471      35,657,672     29,272,923
Accumulated net realized gain (loss)
  on investments, financial futures
  contracts and foreign currency transactions .....................       (434,044)        197,740            --         (285,085)
Net unrealized appreciation (depreciation)
  of investments, financial futures contracts
  and foreign currency transactions ...............................       (144,232)     (2,039,216)           --       (1,469,996)
Undistributed net investment income
  (distributions in excess of net
investment income) ................................................         21,590          20,095              52        (47,169)
                                                                      ------------    ------------    ------------   ------------
    Net Assets ....................................................   $ 15,277,375    $  8,886,090    $ 35,657,724   $ 27,470,673
    =============================================================================================================================

NET ASSET VALUE PER SHARE:
 (Based on 1,544,389, 1,137,688, 35,657,724 and 2,900,601 shares, respectively, of beneficial interest outstanding - unlimited number of

 shares authorized with no par value) .............................   $       9.89    $       7.81    $       1.00   $       9.47
=================================================================================================================================





                                                See notes to financial
statements.



                                                       FINANCIAL STATEMENTS

                                             JOHN HANCOCK FUNDS -- DECLARATION TRUST

STATEMENTS OF OPERATIONS (continued)
Six months ended June 30, 2000 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------

                                                                         V.A            V.A.           V.A.          V.A.
                                                                         BOND        HIGH YIELD    MONEY MARKET   STRATEGIC
                                                                         FUND        BOND FUND        FUND       INCOME FUND
                                                                     -----------    -----------    -----------   -----------
Investment Income:
Dividends (net of foreign withholding tax of none,
  $2,266, none and none, respectively) .......................              --      $    64,099           --     $    12,549
Interest .....................................................       $   488,977        512,277    $   870,459     1,157,412
                                                                     -----------    -----------    -----------   -----------
                                                                         488,977        576,376        870,459     1,169,961
                                                                     -----------    -----------    -----------   -----------
Expenses:
  Investment management fee - Note C .........................            33,023         27,159         70,153        73,149
  Custodian fee ..............................................            20,619          7,703          8,971        14,372
  Auditing fee ...............................................             6,049          7,294          5,725         7,374
  Accounting and legal services fee - Note C .................             1,190            816          2,528         2,197
  Printing ...................................................             1,662          1,619            810         1,339
  Organization expense - Note B ..............................             1,064           --            1,064         1,064
  Trustees' fees .............................................               345            255          1,015           767
  Miscellaneous ..............................................               235            195            331           463
  Legal fees .................................................                68         10,399            169           226
  Registration and filing fees ...............................               387             16              9             9
                                                                     -----------    -----------    -----------   -----------
    Total Expenses ...........................................            64,642         55,456         90,775       100,960
    ------------------------------------------------------------------------------------------------------------------------
    Less Expense Reductions - Note C .........................           (15,108)       (16,980)          --            --
    ------------------------------------------------------------------------------------------------------------------------
    Net Expenses .............................................            49,534         38,476         90,775       100,960
    ------------------------------------------------------------------------------------------------------------------------
    Net Investment Income ....................................           439,443        537,900        779,684     1,069,001
    ------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments sold ...............          (195,067)       253,067           --        (282,574)
  Net realized gain on foreign currency transactions .........               991         73,412           --         146,807
  Change in net unrealized appreciation/
    depreciation of investments ..............................           321,177       (854,973)          --        (589,563)
  Change in net unrealized appreciation/
    depreciation of foreign currency transactions ............              (913)       (38,192)          --         (12,468)
                                                                     -----------    -----------    -----------   -----------
    Net Realized and Unrealized Gain (Loss) on Investments and
      Foreign Currency Transactions ..........................           126,188       (566,686)          --        (737,798)
    ------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets

    Resulting from Operations ................................       $   565,631    ($   28,786)   $   779,684   $   331,203
    ========================================================================================================================

                                                See notes to financial
statements.




                                                       FINANCIAL STATEMENTS
                                             JOHN HANCOCK FUNDS -- DECLARATION TRUST


STATEMENTS OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         V.A.

                                                       V.A. REGIONAL BANK FUND      TECHNOLOGY FUND          V.A. BOND FUND
                                                   -------------------------------  --------------   ------------------------------
                                                    YEAR ENDED    SIX MONTHS ENDED   PERIOD ENDED     YEAR ENDED    SIX MONTHS ENDED
                                                    DECEMBER 31,   JUNE 30, 2000     JUNE 30, 2000    DECEMBER 31,    JUNE 30, 2000
                                                      1999           (UNAUDITED)     (UNAUDITED)(1)       1999         (UNAUDITED)
                                                   ------------     ------------     -------------    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ..........................   $    281,620    $    153,954    $      2,568    $    740,529    $    439,443
  Net realized gain (loss) on
   investments sold and foreign
   currency transactions .........................        232,178      (1,934,307)         68,991        (216,376)       (194,076)
  Change in net unrealized
   appreciation/depreciation of investments
   and foreign currency transactions .............     (1,578,109)       (252,449)        136,084        (583,796)        320,264
                                                     ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net

  Assets Resulting from Operations ...............     (1,064,311)     (2,032,802)        207,643         (59,643)        565,631
                                                     ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS: *
  Dividends from net investment
   income ........................................       (281,482)       (153,506)           --          (740,530)       (439,347)
  Distributions from net realized gain on
   investments sold, financial futures contracts
   and foreign currency transactions .............       (347,453)           --              --              --              --
                                                     ------------    ------------    ------------    ------------    ------------
   Total Distributions to Shareholders ...........       (628,935)       (153,506)           --          (740,530)       (439,347)
                                                     ------------    ------------    ------------    ------------    ------------
FROM FUND SHARE TRANSACTIONS: **
  Shares sold ....................................      7,383,736         968,882       2,793,865       5,640,516       4,485,603
  Shares issued to shareholders in reinvestment
   of distributions ..............................        628,935         153,506            --           740,530         436,582
                                                     ------------    ------------    ------------    ------------    ------------
                                                        8,012,671       1,122,388       2,793,865       6,381,046       4,922,185
Less shares repurchased ..........................     (6,280,747)     (6,041,839)       (148,475)     (3,719,713)     (2,301,682)
                                                     ------------    ------------    ------------    ------------    ------------
Net Increase (Decrease) ..........................      1,731,924      (4,919,451)      2,645,390       2,661,333       2,620,503
                                                     ------------    ------------    ------------    ------------    ------------
NET ASSETS:
  Beginning of period ............................     20,256,417      20,295,095            --        10,669,428      12,530,588
                                                     ------------    ------------    ------------    ------------    ------------
End of period (including
  undistributed net investment income of $3,154,
  $3,602, $2,658, $21,494 and $21,590,
  respectively) ..................................   $ 20,295,095    $ 13,189,336    $  2,853,033    $ 12,530,588    $ 15,277,375
                                                     ============    ============    ============    ============    ============
* DISTRIBUTIONS TO SHAREHOLDERS:
  Per share dividends from net investment
  income .........................................   $     0.1190    $     0.0872            --      $     0.6448    $     0.3223
                                                     ------------    ------------    ------------    ------------    ------------
  Per share distributions from net
  realized gain on investments sold
  and foreign currency transactions ..............   $     0.1489            --              --              --              --
                                                     ------------    ------------    ------------    ------------    ------------
** ANALYSIS OF FUND SHARE TRANSACTIONS:
   Shares sold ...................................        798,204         124,147         272,901         556,313         457,191
   Shares issued to shareholders in
     reinvestment of distributions ...............         73,089          20,052            --            73,574          44,485
                                                     ------------    ------------    ------------    ------------    ------------
                                                          871,293         144,199         272,901         629,887         501,676
   Less shares repurchased .......................       (683,009)       (796,560)        (14,648)       (367,396)       (234,531)
                                                     ------------    ------------    ------------    ------------    ------------
    Net Increase (Decrease) ......................        188,284        (652,361)        258,253         262,491         267,145
                                                     ============    ============    ============    ============    ============

(1) Commenced operations on May 1, 2000.

                                                SEE NOTES TO FINANCIAL STATEMENTS.

                                                       FINANCIAL STATEMENTS

                                             JOHN HANCOCK FUNDS -- DECLARATION TRUST


FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        V.A. BOND FUND
                                                     ----------------------------------------------------------------------------
                                                        PERIOD                                                       SIX MONTHS
                                                         ENDED                   YEAR ENDED DECEMBER 31,                ENDED
                                                      DECEMBER 31,    -------------------------------------------   JUNE 30, 2000
                                                         1996(1)           1997           1998            1999       (UNAUDITED)
                                                     -------------    -------------   ------------     ----------    -----------
Per Share Operating Performance

  Net Asset Value, Beginning of Period ............   $      10.00     $      10.19  $       10.36  $       10.51  $        9.81
                                                         ---------        ---------     ----------     ----------     ----------
  Net Investment Income(2) ........................           0.23             0.68           0.63           0.64           0.32
  Net Realized and Unrealized Gain
   (Loss) on Investments ..........................           0.21             0.24           0.32          (0.70)          0.08
                                                         ---------        ---------     ----------     ----------     ----------
    Total from Investment Operations ..............           0.44             0.92           0.95          (0.06)          0.40
                                                         ---------        ---------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income ............          (0.23)           (0.68)         (0.63)         (0.64)         (0.32)
  Distributions from Net Realized Gain on
   Investments Sold ...............................          (0.02)           (0.07)         (0.17)       --             --
                                                         ---------        ---------     ----------     ----------     ----------
    Total Distributions ...........................          (0.25)           (0.75)         (0.80)         (0.64)         (0.32)
                                                         ---------        ---------     ----------     ----------     ----------
  Net Asset Value, End of Period ..................   $      10.19        $   10.36     $    10.51     $     9.81     $     9.89
                                                         =========        =========     ==========     ==========     ==========
  Total Investment Return at Net Asset Value(3) ...           4.42%(4)         9.30%          9.41%         (0.51%)         4.19%(4)
  Total Adjusted Investment Return at Net Asset
    Value(3,5) ....................................           3.25%(4)         7.52%          8.82%         (0.77%)         4.08%(4)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s omitted) ........   $      1,056        $   3,682     $   10,669     $   12,531     $   15,277
  Ratio of Expenses to Average
    Net Assets ....................................           0.75%(6)         0.75%          0.75%          0.75%          0.75%(6)
  Ratio of Adjusted Expenses
    to Average Net Assets(7) ......................           4.15%(6)         2.53%          1.34%          1.01%          0.98%(6)
  Ratio of Net Investment Income
    to Average Net Assets .........................           6.69%(6)         6.57%          5.93%          6.39%          6.65%(6)
  Ratio of Adjusted Net Investment Income
    to Average Net Assets(7) ......................           3.29%(6)         4.79%          5.34%          6.13%          6.42%(6)
  Portfolio Turnover Rate .........................             45%             193%           367%           307%           149%
Fee Reduction Per Share(2) ........................   $       0.12       $     0.18    $      0.06    $      0.03     $     0.01

(1) COMMENCED OPERATIONS ON AUGUST 29, 1996.
(2) BASED ON THE AVERAGE OF THE SHARES OUTSTANDING AT THE END OF EACH MONTH.
(3) ASSUMES DIVIDEND REINVESTMENT.
(4) NOT ANNUALIZED.
(5) AN ESTIMATED TOTAL RETURN CALCULATION WHICH DOES NOT TAKE INTO CONSIDERATION
    FEE REDUCTIONS BY THE ADVISER DURING THE PERIODS SHOWN.

(6) ANNUALIZED.
(7) UNREIMBURSED, WITHOUT FEE REDUCTION.

                                                SEE NOTES TO FINANCIAL STATEMENTS.


                                             FINANCIAL STATEMENTS

                            JOHN HANCOCK FUNDS - DECLARATION TRUST - V.A. BOND FUND

SCHEDULE OF INVESTMENTS
December 31, 1999
-------------------------------------------------------------------------------------------------------------------


                                                              INTEREST     CREDIT        PAR VALUE     MARKET
ISSUER, DESCRIPTION                                             RATE       RATING*    (000s OMITTED)   VALUE
-------------------                                             ----       -------    --------------   -----
BONDS
AEROSPACE (0.69%)
  Lockheed Martin Corp.,
    Bond 12-01-29 ................................              8.500%      BBB-       $     35       $ 35,342
    Note 12-01-05 ................................              7.950       BBB-             30         30,171
Raytheon Co.,
    Note 03-01-03 (R) ............................              7.900       BBB-             40         40,239
                                                                                                      --------
                                                                                                       105,752
                                                                                                      --------
AUTOMOBILE/TRUCKS (1.42%)
  DaimlerChrysler AG, Deb 03-01-27 ...............              7.450       A+               35         33,584
  DaimlerChrysler North America
    Holding Corp., Note 01-20-05 .................              7.400       A+               40         39,684
  ERAC USA Finance Co.,
    Note 02-15-05 (R) ............................              6.625       BBB+             49         45,948
  Ford Capital B.V.,
    Gtd Deb (Netherlands)
    05-15-02 (Y) .................................              9.875       A                50         51,889
  Ford Motor Co., Deb 02-01-29 ...................              6.375       A                55         45,106
                                                                                                      --------
                                                                                                       216,211
                                                                                                      --------
BANKS - FOREIGN (1.06%)
  Abbey National First Capital, B.V.,
    Sub Note (United Kingdom)
    10-15-04 (Y) .................................              8.200       AA-              30         30,732
  Royal Bank of Scotland Plc,
    Bond (United Kingdom) 03-31-05 (Y) ...........              8.817       A-               30         30,906
  Scotland International Finance
    No. 2, B.V., Gtd Sub Note
    (Netherlands) 11-01-06 (R) (Y) ...............              8.850       A                95        100,514
                                                                                                      --------
                                                                                                       162,152
                                                                                                      --------
BANKS - UNITED STATES (1.05%)
  Bank of New York,
   Cap Security 12-01-26 (R) .....................              7.780       A-               50         46,057
  FleetBoston Financial Corp.,
   Sub Note 12-01-05 .............................              6.625       A-               35         33,122
  National Westminster Bank
   Plc - New York Branch,
   Sub Note 05-01-01 .............................              9.450       A+                5          5,090
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27 .....................              8.250       A-               20         18,581
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 .........................             10.125       A                15         16,120
  Security Pacific Corp.,
   Sub Note 03-01-01 .............................             11.000       A                40         40,890
                                                                                                      --------
                                                                                                       159,860
                                                                                                      --------
BEVERAGES (0.19%)
  Canandaigua Brands, Inc.,
    Sr Sub Note Ser C 12-15-03 ...................              8.750       B+               30         28,800
                                                                                                      --------
BROKER SERVICES (0.19%)
  Goldman Sachs Group, Inc.,
    Med Term Note Ser B 10-01-09 .................              7.350       A+               30         28,823
                                                                                                      --------


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE V.A. BOND FUND ON DECEMBER 31, 1999.
IT IS DIVIDED INTO THREE MAIN CATEGORIES: BONDS, WARRANTS AND SHORT-TERM INVESTMENTS. BONDS AND WARRANTS ARE
FURTHER BROKEN DOWN BY INDUSTRY GROUP. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE
LISTED LAST.


                                                              INTEREST     CREDIT        PAR VALUE     MARKET
ISSUER, DESCRIPTION                                             RATE       RATING*    (000s OMITTED)   VALUE
-------------------                                             ----       -------    --------------   -----
CHEMICALS (0.54%)
  Akzo Nobel, Inc.,
    Bond 11-15-03 (R) ...........................               6.000       A-               45         42,683
  Equistar Chemicals L.P.,
    Sr Note 02-15-04 ............................               8.500       BBB-             40         39,200
                                                                                                       -------
                                                                                                        81,883
                                                                                                       -------
COMPUTERS (0.97%)
  Ceridian Corp.,
    Sr Note 06-01-04 ............................               7.250       BBB              30         28,792
  Exodus Communications, Inc.,
    Sr Note 12-15-09 ............................              10.750       B                30         28,950
  International Business Machines
    Corp., Med Term  Note 09-22-03 ..............               5.370       A+               35         33,335
  PSINet, Inc.,
    Sr Note 11-01-08 ............................              11.500       B-               15         14,100
  Verio, Inc.,
    Sr Note 04-01-05 ............................              10.375       B-               40         42,600
                                                                                                       -------
                                                                                                       147,777
                                                                                                       -------
ELECTRONICS (0.03%)
  Amkor Technologies, Inc.,
   Sr Sub Note 05-01-09 .........................              10.500       B                 5          4,987
                                                                                                       -------
ENERGY (0.60%)
  MidAmerican Energy Holdings Co.,
   Sr Bond 09-15-28 .............................               8.480       BBB-             40         40,326
   Sr Note 09-15-05 .............................               7.230       BBB-             25         24,311
  P&L Coal Holdings Corp.,
   Sr Sub Note Ser B 05-15-08 ...................               9.625       B                30         27,750
                                                                                                       -------
                                                                                                        92,387
                                                                                                       -------
FIBER OPTICS (0.22%)
  Williams Communications
   Group, Inc., Sr Note 10-01-09 ................              10.875       BB-              35         34,300
                                                                                                       -------
FINANCE (2.73%)
  Bombardier Capital, Inc.,
   Note 01-15-02 (R) ............................               6.000       A-               30         29,250
  Commercial Credit Co.,
   Note 07-01-02 ................................               6.450       AA-              45         44,251
  EES Coke Battery Co., Inc.,
   Sr Sec Note 04-15-02 (R) .....................               7.125       BBB               4          4,141
  Ford Motor Credit Co.,
   Note 04-28-03 ................................               6.125       A                35         33,723
   Note 10-28-09 ................................               7.375       A                35         33,854
  General Motors Acceptance Corp.,
   Note 01-19-10 ................................               7.750       A                30         29,824
  Household Finance Corp.,
   Note 11-01-02 ................................               5.875       A                70         67,255
   Sr Note 09-25-04 .............................               5.875       A                55         51,295
   Sr Unsub Note 02-01-09 .......................               5.875       A                30         26,091
  Marlin Water Trust & Marlin
   Water Capital Corp.,
   Sr Sec Note 12-15-01 (R) .....................               7.090       BBB              30         29,644


                                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds -- Declaration Trust -- V.A. Bond Fund

                                                          INTEREST    CREDIT        PAR VALUE     MARKET
ISSUER, DESCRIPTION                                         RATE      RATING*    (000s OMITTED)   VALUE
-------------------                                         ----      -------    --------------   -----
FINANCE (CONTINUED)
  Midland Funding Corp. I,
   Deb Ser C-94 07-23-02 .....................              10.33%     BBB-             8           8,348
   Sec Deb Ser C-91 07-23-02 .................              10.33      BBB-            11          11,629
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ........................              11.75      BB+             40          44,777
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A
   06-15-04 (R) ..............................               8.40      BBB-             3           3,021
                                                                                                ---------
                                                                                                  417,103
                                                                                                ---------
GOVERNMENT - FOREIGN (0.14%)
  Nova Scotia, Province of,
   Deb (Canada) 11-15-19 (Y) .................               8.25      A-              20          21,124
                                                                                                ---------
GOVERNMENT - U.S. (35.47%)
  United States Treasury,
    Bond 08-15-17 ............................               8.87      AAA            532         678,135
    Bond 02-15-23 ............................               7.12      AAA          1,170       1,300,350
    Note 05-15-02 ............................               7.50      AAA             69          70,272
    Note 08-15-03 ............................               5.75      AAA            230         226,083
    Note 02-15-05 ............................               7.50      AAA          1,075       1,126,729
    Note 07-15-06 ............................               7.00      AAA            662         685,998
    Note 05-15-08 ............................               5.62      AAA          1,380       1,331,272
                                                                                                ---------
                                                                                                5,418,839
                                                                                                ---------
GOVERNMENT - U.S. AGENCIES (16.04%)
  Federal National Mortgage Assn.,
    15 Yr Pass Thru Ctf 03-01-02*** ..........               7.00      AAA             55          53,952
    15 Yr Pass Thru Ctf 12-01-12 .............               6.50      AAA             34          32,575
    30 Yr Pass Thru Ctf 06-01-29 .............               6.00      AAA             19          17,644
    Bond 02-15-05 ............................               7.12      AAA            180         180,731
    Note 04-15-03 ............................               5.75      AAA            310         300,179
    Note 09-15-09 ............................               6.62      AAA            380         367,114
    Note 01-15-30 ............................               7.12      AAA            215         216,578
    Pass Thru Ctf Ser 1997- M8
    Class A-1 01-25-22 .......................               6.94      AAA              3           2,632
  Government National Mortgage Assn.,
    30 Yr Pass Thru Ctf 07-15-26 .............               8.00      AAA             23          23,545
    30 Yr Pass Thru Ctf 04-15-28 to
    07-01-29*** ..............................               6.50      AAA            505         479,033
    30 Yr Pass Thru Ctf 06-15-28 to
    07-01-30*** ..............................               7.00      AAA            769         747,507
    30 Yr Pass Thru Ctf 10-15-29 .............               7.50      AAA             30          29,714
                                                                                                ---------
                                                                                                2,451,204
                                                                                                ---------
INSURANCE (0.44%)
  Equitable Life Assurance Society
    of the United States,
    Surplus Note 12-01-05 (R) ................               6.95      A+              15          14,723
  Massachusetts Mutual Life Insurance
    Co., Surplus Note 11-15-23 (R) ...........               7.62      AA               5           4,714
  New York Life Insurance Co.,
    Surplus Note 12-15-23 (R) ................               7.50      AA-              5           4,349
  Sun Canada Financial Co.,
    Gtd Sub Note 12-15-07 (R) ................               6.62      AA-             20          18,680
  URC Holdings Corp.,
    Sr Note 06-30-06 (R) .....................               7.87      A-              25          25,483
                                                                                                ---------
                                                                                                   67,949
                                                                                                ---------
LEASING COMPANIES (0.12%)
  United Rentals, Inc.,
    Sr Sub Note Ser B 04-01-09 ...............               9.00      BB-             20          17,700
                                                                                                ---------
LEISURE (0.59%)
  Harrah's Operating Co., Inc.,
    Sr Note 01-15-09 .........................               7.50      BBB-            25          23,198
  HMH Properties, Inc.,
    Gtd Sr Sec Note Ser A 08-01-05 ...........               7.87      BB              30          28,350
  Premier Parks, Inc.,
    Sr Note 06-15-07 .........................               9.75      B-              20          19,250
  Waterford Gaming LLC,
    Sr Note 03-15-10 (R) .....................               9.50      B+              20          19,400
                                                                                                ---------
                                                                                                   90,198
                                                                                                ---------
MANUFACTURING (0.09%)
  AXIA, Inc.,
    Gtd Sr Sub Note 07-15-08 .................              10.75      B-              17          13,260
                                                                                                ---------
MEDIA (3.96%)
  Adelphia Communications Corp.,
    Sr Note 11-15-09 .........................               9.37      B+              15          13,912
    Sr Note Ser B 10-01-02 ...................               9.25      B+              17          16,660
    Sr Note Ser B 07-15-03 ...................               8.12      B+              15          14,025
AMFM, Inc.,
  Sr Sub Note 10-01-08 .......................               9.00      B               25          25,437
  Clear Channel Communications, Inc.,
    Note 06-15-05 ............................               7.87      BBB-            45          45,056
  Comcast Cable Communications, Inc.,
    Note 11-15-08 ............................               6.20      BBB             45          40,623
  Comcast Corp.,
    Sr Note 04-15-08 .........................               7.62      BBB             35          33,708
  Continental Cablevision, Inc.,
    Sr Note 05-15-06 .........................               8.30      AA-             60          61,871
  CSC Holdings, Inc.,
    Sr Note Ser B 07-15-09 ...................               8.12      BB+             45          43,425
    Sr Sub Deb 05-15-16 ......................              10.50      BB-             20          21,350
  EchoStar DBS Corp.,
    Sr Note 02-01-09 .........................               9.37      B               35          33,775
  Garden State Newspapers, Inc.,
    Sr Sub Note 07-01-11 .....................               8.62      B+              45          39,600
  J Seagram & Sons, Inc., Gtd
    Sr Note 12-15-18*** ......................               7.50      BBB-            20          19,132
  Mediacom LLC/Mediacom Capital  Corp.,
    Sr Note Ser B 04-15-08 ...................               8.50      B+              20          18,400
  News America Holdings, Inc., Gtd
    Sr Deb 08-10-18 ..........................               8.25      BBB-            20          19,269
  TCI Communications, Inc.,
    Sr Deb 02-15-26 ..........................               7.87      AA-             40          39,020
  Telewest Communications Plc,
    Sr Note (United Kingdom)
    02-01-10 (R) (Y) .........................               9.87      B+              20          18,600
  Time Warner, Inc.,
    Deb 01-15-13 .............................               9.12      BBB             58          63,562
  TV Guide, Inc.,
    Sr Sub Note Ser B 03-01-09 ...............               8.12      BB-             25          24,688
  United Pan-Europe Communications
    N.V., Sr Note (Netherlands)
    11-01-09 (Y) .............................              11.25      B               15          13,200
                                                                                                ---------
                                                                                                  605,313
                                                                                                ---------
MEDICAL (0.72%)
  Dynacare, Inc.,
    Sr Note (Canada) 01-15-06 (Y) ............              10.75      B+              37          33,300


                       SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

           John Hancock Funds -- Declaration Trust -- V.A. Bond Fund


                                                                 INTEREST      CREDIT        PAR VALUE       MARKET
ISSUER, DESCRIPTION                                                RATE        RATING*    (000s OMITTED)     VALUE
-------------------                                              ---------     -------    --------------     ------
MEDICAL (CONTINUED)
  Fresenius Medical Care Capital
    Trust II, Gtd Trust Preferred
    Security 02-01-08 ............................                  7.875%      B+               10         $  8,950
  IASIS Healthcare Corp.,
    Gtd Sr Sub Note 10-15-09 .....................                 13.000       B-               20           19,850
  Quest Diagnostics, Inc.,
    Sr Sub Note 12-15-06 .........................                 10.750       B+               23           23,805
  Tenet Healthcare Corp.,
    Sr Note 01-15-05 .............................                  8.000       BB+              25           23,938
                                                                                                            --------
                                                                                                             109,843
                                                                                                            --------
METAL (0.51%)
  Golden Northwest Aluminum, Inc.,
    1st Mtg Note 12-15-06 ........................                 12.000       BB-              15           15,000
  WMC Finance (USA) Ltd.,
    Gtd Note (Australia)
    11-15-03 (Y) .................................                  6.500       A                65           62,642
                                                                                                              ------
                                                                                                              77,642
                                                                                                              ------
MORTGAGE BANKING (5.83%)
  Citibank Credit Card Master Trust I,
    Class A Credit Card Part Cert
    Ser 1997-2 02-15-04 ..........................                  6.550       AAA             130          128,821
  Commercial Mortgage Acceptance
    Corp., Pass Thru Ctf Ser 1999-C1
    Class A-1 08-15-08 ...........................                  6.790       Aaa              76           73,797
  ContiMortgage Home Equity Loan Trust,
    Pass Thru Ctf Ser 1995-2
    Class A-5 08-15-25 ...........................                  8.100       AAA              10           10,048
  Credit Suisse First Boston Mortgage
    Securities Corp., Commercial Mtg
    Pass Thru Ctf Ser 1998-C1
    Class A-1A 12-17-07 ..........................                  6.260       AAA              21           20,333
  EQCC Home Equity Loan Trust,
    Pass Thru Ctf Ser 1997-3
    Class A-9 02-15-29 ...........................                  6.570       AAA              50           47,179
  GMAC Commercial Mortgage
    Securities, Inc.,
    Pass Thru Ctf Ser 1997-C1
    Class A-2 09-15-06 ...........................                  6.853       Aaa              50           48,859
    Pass Thru Ctf Ser 1997-C2
    Class A-3 11-15-07 ...........................                  6.566       Aaa              25           23,516
  HomeSide Lending, Inc.,
    Med Term Sr Note 05-15-03 ....................                  6.200       A+               65           62,304
  IMC Home Equity Loan Trust,
    Pass Thru Ctf Ser 1998-1
    Class A-4 03-20-25 ...........................                  6.600       AAA              15           14,442
  LB Commercial Conduit Mortgage
    Trust, Pass Thru Ctf Ser 1999-C1
    Class A-1 08-15-07 ...........................                  6.410       Aaa              53           50,742
  Money Store Home Equity Trust (The),
    Pass Thru Ctf Ser 1997-D
    Class AF-7 12-15-38 ..........................                  6.485       AAA              16           15,475
  Morgan Stanley Capital I, Inc.,
    Pass Thru Ctf Ser 1997-WF1
    Class A-1 10-15-06 (R) .......................                  6.830       AAA              81           79,762
    Pass Thru Ctf Ser 1999-CAM1
    Class A-3 11-15-08 ...........................                  6.920       AAA             140          136,544
  Salomon Brothers Mortgage
    Securities VII, Inc., Mtg Pass Thru
  Ctf Ser 1997-HUD2
    Class A-2 07-25-24 ...........................                  6.750       Aaa               6            5,994
  Saxon Asset Securities Trust,
    Pass Thru Ctf Ser 2000-2
    Class AF-2 06-25-15 ..........................                  7.965       AAA             105          105,263
  UCFC Home Equity Loan Trust,
    Pass Thru Ctf Ser 1997-A1
    Class A-8 06-15-28 ...........................                  7.220       AAA              10            9,380
    Pass Thru Ctf Ser 1997-B
    Class A-6 10-15-28 ...........................                  6.900       AAA              60           58,560
                                                                                                             -------
                                                                                                             891,019
                                                                                                            --------
OIL & GAS (2.31%)
  Apache Finance Canada Corp.,
    Note (Canada) 12-15-29 (Y) ...................                 7.750        BBB+             35           34,275
  Coastal Corp.,
    Note 06-15-10 ................................                 7.750        BBB              35           34,603
  Occidental Petroleum Corp.,
    Sr Note 02-15-29 .............................                 8.450        BBB-             50           51,185
  Ocean Energy, Inc.,
    Sr Sub Note Ser B 07-15-07 ...................                 8.875        BB-              20           19,900
  Panhandle East Pipe Line Co.,
    Sr Note 04-01-10 (R) .........................                 8.250        BBB-             30           29,906
  Petroleum Geo-Services,
    Sr Note (Norway) 03-30-08 (Y) ................                 6.625        BBB              30           27,215
  Phillips Petroleum Co.,
    Note 05-25-10 ................................                 8.750        BBB              30           31,603
  Santa Fe Snyder Corp., Gtd Sub
    Note 06-15-07 ................................                 8.750        BB+              20           19,800
  Tosco Corp.,
    Note 02-15-30 ................................                 8.125        BBB              35           34,891
  Triton Energy Ltd.,
    Sr Note 04-15-02 .............................                 8.750        BB-              35           34,738
  Valero Energy Corp.,
    Bond 06-15-30 ................................                 8.750        BBB-             35           34,709
                                                                                                             -------
                                                                                                             352,825
                                                                                                             -------
PAPER & PAPER PRODUCTS (0.42%)
  Abitibi-Consolidated, Inc.,
    Deb (Canada) 08-01-29 (Y) ....................                  8.500       BBB-             15           14,009
  Fort James Corp.,
    Sr Note 09-15-02 .............................                  6.500       BBB               5            4,884
  International Paper Co.,
    Note 07-08-05 (R) ............................                  8.125       BBB+             45           45,329
                                                                                                             -------
                                                                                                              64,222
                                                                                                             -------
REAL ESTATE INVESTMENT TRUST (0.90%)
  American Health Properties, Inc.,
    Note 01-15-07 ................................                  7.500       BBB-             20           17,800
  Cabot Industrial Properties, L.P.,
    Note 05-01-04 ................................                  7.125       BBB-             25           24,044
  Camden Property Trust,
    Sr Note 04-15-04 .............................                  7.000       BBB              30           28,672
  Liberty Property L.P.,
    Med Term Note 06-05-02 .......................                  6.600       BBB-             40           38,875
  ProLogis Trust,
    Sr Note 04-15-04 .............................                  6.700       BBB+             25           23,932
  TriNet Corporate Realty Trust, Inc.,
    Note 05-15-01 ................................                  7.300       BB                5            4,886
                                                                                                             -------
                                                                                                             138,209
                                                                                                             -------

                                      SEE NOTES TO FINANCIAL STATEMENTS.


                                             FINANCIAL STATEMENTS

                            JOHN HANCOCK FUNDS - DECLARATION TRUST - V.A. BOND FUND


                                                               INTEREST    CREDIT        PAR VALUE        MARKET
ISSUER, DESCRIPTION                                                RATE      RATING*    (000s OMITTED)      VALUE
-------------------                                              ---------   -------    --------------      ------
Telecommunications (4.58%)
  Clearnet Communications, Inc.,
    Sr Disc Note, Step Coupon
    (10.125%, 05-01-04) (Canada)
    05-01-09 (A) (Y) ................................                Zero     B3              $35         $ 20,825
  Sr Disc Note, Step Coupon
    (14.750%, 12-15-00) (Canada)
    12-15-05 (A) (Y) ................................                Zero     B3               15           15,356
  Crown Castle International Corp.,
    Sr Note 05-15-11 ................................               9.000%    B                30           27,600
  Deutsche Telekom International
    Finance B.V., Gtd Note
    (Netherlands) 06-15-30 (Y)** ....................               8.250     AA-              40           40,404
  Dominion Resources, Inc.,
    Sr Note 06-15-10 ................................               8.125     BBB+             25           24,975
  Focal Communications Corp.,
    Sr Note 01-15-10 (R) ............................              11.875     B                10           10,250
  Global Crossing Holdings Ltd.,
    Gtd Sr Note (Bermuda)
    11-15-09 (Y) ....................................               9.500     BB               40           38,800
  GTE North, Inc.,
    Deb Ser H 11-15-08 ..............................               5.650     A+               40           34,894
  LCI International, Inc.,
    Sr Note 06-15-07 ................................               7.250     BBB+             30           28,405
  Level 3 Communications, Inc.,
    Sr Note 03-15-08 (R) ............................              11.000     B                20           19,700
  McLeodUSA, Inc.,
    Sr Note 11-01-08 ................................               9.500     B+               25           24,250
  Metromedia Fiber Network, Inc.,
    Sr Note Ser B 11-15-08 ..........................              10.000     B+               35           34,563
  MetroNet Communications Corp.,
    Sr Note (Canada) 08-15-07 (Y) ...................              12.000     BBB              15           16,950
  Nextel Communications, Inc.,
    Sr Note 11-15-09 ................................               9.375     B                35           33,425
  NEXTLINK Communications, Inc.,
    Sr Note 11-15-08 ................................              10.750     B                20           19,700
  NTL Communications Corp.,
    Sr Note Ser B 10-01-08 ..........................              11.500     B-               35           35,175
  Sprint Capital Corp.,
    Gtd Note 05-01-04 ...............................               5.875     BBB+             65           61,020
    Gtd Note 05-01-19 ...............................               6.900     BBB+             40           35,566
  TeleCorp PCS, Inc.,
    Sr Sub Disc Note, Step Coupon
    (11.625%, 04-15-04)
    04-15-09 (A) ....................................                Zero     B3               25           16,375
  Triton PCS, Inc.,
    Gtd Sr Sub Disc Note, Step
    Coupon (11.000%, 05-01-03)
    05-01-08 (A) ....................................                Zero     CCC+             10            7,200
  US WEST Capital Funding, Inc.,
    Gtd Note 07-15-28 ...............................               6.875     BBB+             50           42,948
  Vodafone AirTouch Plc,
    Unsub Note (United Kingdom)
    02-15-10 (R) (Y) ................................               7.750     A-               35           34,141
  VoiceStream Wireless Corp.,
    Sr Note 09-15-09 ................................              11.500     CCC+             20           21,800
    Sr Note 11-15-09 ................................              10.375     B-               15           15,563
  WorldCom, Inc.,
    Note 05-15-06 ...................................               8.000     A-               40           40,420
                                                                                                          --------
                                                                                                           700,305
                                                                                                          --------
TRANSPORTATION (1.91%)
  America West Airlines,
    Pass Thru Ctf Ser 1996-1B
    01-02-08 ........................................               6.930%    A-                3            3,194
  Continental Airlines,
    Pass Thru Ctf Ser 1999-1A
    08-02-20 ........................................               6.545     AA+              58           52,621
  Pass Thru Ctf Ser 1997-2C
    06-30-04 ........................................               7.206     BBB              17           16,880
  Fine Air Services, Inc.,
    Gtd Sr Sub Note 06-01-08 ........................               9.875     CC               16            7,083
  Northwest Airlines, Inc.,
    Gtd Note 03-15-04 ...............................               8.375     BB               25           23,632
    Pass Thru Ctf Ser 1996-1D
    01-02-15 ........................................               8.970     BBB-              5            4,564
  NWA Trust,
    Sr Note Ser A 12-21-12 ..........................               9.250     AA               38           40,238
  Railcar Trust No. 1992-1,
    Pass Thru Ser 1992-1
    Class A 06-01-04 ................................               7.750     AAA              66           66,555
  US Airways, Inc.,
    Pass Thru Ctf Ser 1989-A2
    01-01-13 ........................................               9.820     BB-              40           34,250
    Pass Thru Ctf Ser 1990-A1
    03-19-05 ........................................              11.200     BB-              36           35,574
  Wisconsin Central Transportation
  Corp., Note 04-15-08 ..............................               6.625     BBB-              8            7,106
                                                                                                           -------
                                                                                                           291,697
                                                                                                           -------
UTILITIES (6.76%)
  AES Corp.,
    Sr Note 06-01-09 ................................               9.500     BB               15           14,700
    Sr Sub Note 07-15-06 ............................              10.250     B+               10            9,950
  AES Eastern Energy,
    Pass Thru Trust Ctf Ser 1999-A
    01-02-17 ........................................               9.000     BBB-             25           24,103
  Avon Energy Partners Holdings,
    Sr Note (United Kingdom)
    12-11-02 (R) (Y) ................................               6.730     BBB+             40           38,970
  Beaver Valley Funding Corp.,
    Deb 06-01-07 ....................................               8.625     BB-              60           60,127
    Sec Lease Oblig Bond 06-01-17 ...................               9.000     BB-              23           23,259
  BVPS II Funding Corp.,
    Collateralized Lease Bond
    06-01-17 ........................................               8.890     BB-               5            5,062
  Calpine Corp.,
    Sr Note 04-01-08 ................................               7.875     BB+              15           13,875
  Cleveland Electric Illuminating Co.,
    1st Mtg Ser B 05-15-05 ..........................               9.500     BB+              45           46,294
    Sr Sec Note Ser D 11-01-17 ......................               7.880     BB+              20           18,820
  CMS Energy Corp.,
    Sr Note 05-15-02 ................................               8.125     BB               25           24,698
    Sr Note 01-15-09 ................................               7.500     BB               20           17,700
    Sr Note Ser B 01-15-04 ..........................               6.750     BB               55           50,462
  Connecticut Light & Power Co.,
    1st Mtg Ser C 06-01-02 ..........................               7.750     BBB-             45           45,143
  East Coast Power LLC,
    Sr Sec Note 03-31-08 ............................               6.737     BBB-             46           43,687
    Sr Sec Note 03-31-12 ............................               7.066     BBB-             30           27,309
  EIP Funding-PNM,
    Sec Fac Bond 10-01-12 ...........................              10.250     BBB-             38           41,409

                                      SEE NOTES TO FINANCIAL STATEMENTS.

                                             FINANCIAL STATEMENTS

                            JOHN HANCOCK FUNDS - DECLARATION TRUST - V.A. BOND FUND



                                                                 INTEREST      CREDIT        PAR VALUE      MARKET
ISSUER, DESCRIPTION                                                RATE        RATING*    (000s OMITTED)    VALUE
-------------------                                              ---------     -------    --------------    ------
UTILITIES (CONTINUED)
  GG1B Funding Corp.,
    Deb 01-15-11 ..........................                         7.430%      BBB-           $ 25       $  23,572
  Hydro-Quebec,
    Gtd Bond (Canada) 02-01-21 (Y) ........                         9.400       A+               30          34,950
    Gtd Bond (Canada) 01-15-22 (Y) ........                         8.400       A+               20          21,538
  Iberdrola International B.V.,
    Note 10-01-02 .........................                         7.500       AA-              35          35,236
  Long Island Lighting Co.,
    Deb 03-15-23 ..........................                         8.200       A-               40          38,000
  Niagara Mohawk Power Corp.,
    Sec Fac Deb Bond 01-01-18 .............                         8.770       BBB              44          45,323
  North Atlantic Energy Corp.,
    1st Mtg Ser A 06-01-02 ................                         9.050       BB+              15          15,110
  Northeast Utilities,
    Note Ser A 12-01-06 ...................                         8.580       BB+               7           7,124
  PECO Energy Transition Trust,
    Pass Thru Ctf Ser 1999-A
    Class A6 03-01-09 .....................                         6.050       AAA              35          32,585
    Pass Thru Ctf Ser 2000-A
    Class A3 03-01-10 .....................                         7.625       AAA             125         125,888
  PNPP II Funding Corp.,
    Deb 05-30-16 ..........................                         9.120       BB-              40          40,846
  Sierra Pacific Resources,
    Note 05-15-05 .........................                         8.750       BBB              45          45,594
  Waterford 3 Funding Corp.,
    Sec Lease Oblig Bond 01-02-17 .........                         8.090       BBB-             61          60,668
                                                                                                         ----------
                                                                                                          1,032,002

                                                                                                         ----------
                                                                TOTAL BONDS
                                                          (Cost $13,968,213)                (90.48%)     13,823,386
                                                                                         ----------      ----------

                                                                                         NUMBER
                                                                                       OF WARRANTS
                                                                                       -----------
WARRANTS
TELECOMMUNICATIONS (0.00%)
  MetroNet Communications Corp.
  (Canada) (R) (Y) # ......................                                                  5             650
                                                                                                    ----------
                                                             TOTAL WARRANTS
                                                             (Cost $51)                  (0.00%)           650
                                                                                        ---------   ----------


                                                                 INTEREST        PAR VALUE          MARKET
ISSUER, DESCRIPTION                                                RATE       (000s OMITTED)        VALUE
-------------------                                              ---------    --------------        ------


SHORT-TERM INVESTMENTS Joint Repurchase
  Agreement (9.61%) Investment in a joint
  repurchase agreement transaction with
  UBS Warburg, Inc. - Dated 06-30-00, due
  07-03-00 (Secured by U.S. Treasury Bonds
  6.250% thru 7.500% due 08-15-22 thru
  08-15-27) - Note B .................                              6.550%         $1,467       $  1,467,000
                                                                                                ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company Daily
  Interest Savings Account Current Rate 5.20%                                                            688
                                                                                                ------------
                     TOTAL SHORT-TERM INVESTMENTS                                   (9.61%)        1,467,688
                                                                                 ---------      ------------
                     TOTAL INVESTMENTS                                            (100.09%)       15,291,724
                                                                                 ---------      ------------
                     OTHER ASSETS AND LIABILITIES, NET                              (0.09%)          (14,349)
                                                                                 ---------      ------------
                     TOTAL NET ASSETS                                             (100.00%)      $15,277,375
                                                                                 =========      ============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $706,154 or 4.62% of net assets as of June 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc, where Standard & Poor's ratings are not available.

 ** All or a portion of these securities, having an aggregate value of $40,404 or 0.26% of the Fund's net assets, has been purchased on a when issued basis. The purchase price and the interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitment. Accordingly, the market value of $40,789 of United States Treasury Bond, 7.125%, 02-15-23, has been segregated to cover the when issued commitment.

*** All or a portion of these securities, having an aggregate value of $404,069 or 2.64% of the Fund's net assets, have been purchased as forward commitments - that is, the Fund has agreed on trade date, to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $412,555 of United States Treasury Bond, 7.125%, 02-15-23, has been segregated to cover the forward commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

    # Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - DECLARATION TRUST

(UNAUDITED)
NOTE A -
ORGANIZATION

John Hancock V.A. Core Equity Fund ("V.A. Core Equity Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Large Cap Growth Fund ("V.A. Large Cap Growth Fund"), John Hancock V.A. Mid Cap Growth Fund ("V.A. Mid Cap Growth Fund"), John Hancock V.A. Relative Value Fund ("V.A. Relative Value Fund"), John Hancock V.A. Small Cap Growth Fund ("V.A. Small Cap Growth Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. International Fund ("V.A. International Fund), John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund"), John Hancock V.A. Technology Fund ("V.A. Technology Fund"), John Hancock V.A. Bond Fund ("V.A. Bond Fund"), John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond
Fund), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), (each a "Fund," collectively, the "Funds"), are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. Prior to May 1, 2000, V.A. Relative Value Fund was known as John Hancock V.A. Large Cap Value Fund. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

     The investment objective of the V.A. Core Equity Fund is to seek above-average total return, consisting of capital appreciation and income. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond with the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Large Cap Growth Fund and V.A. Mid Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Relative Value Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Small Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks. The investment objective of the V.A. International Fund is to seek long-term growth of capital. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation. The investment objective of the V.A. Technology Fund is to seek long-term growth of capital. The investment objective of the V.A. Bond Fund is to seek a high level of current income consistent with prudent investment risk. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income.

NOTE B -
ACCOUNTING POLICIES
VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation." The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

     The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

     JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

                         NOTES TO FINANCIAL STATEMENTS

                    JOHN HANCOCK FUNDS -- DECLARATION TRUST





     INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued, as applicable.

     FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

     For federal income tax purposes, the following funds had capital loss carryforwards available. To the extent such carryforwards are used by the Funds, no capital gain distributions will be made. Capital loss carryforwards in the amount of $4,130, which were acquired by the V.A. Strategic Income Fund from the merger of the V.A. World Bond Fund on March 26, 1999, may be limited in a given year.

     Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

                                               CAPITAL LOSS         CAPITAL LOSS
                                               CARRYFORWARD         CARRYFORWARD
FUND                                    EXPIRING 12/31/2006  EXPIRING 12/31/2007
----                                    -------------------  -------------------

V.A. Core Equity Fund .................                  --                  --
V.A. 500 Index Fund ...................                  --                  --
V.A. Large Cap Growth Fund ............                  --                  --
V.A. Mid Cap Growth Fund ..............                  --                  --
V.A. Relative Value Fund ..............                  --                  --
V.A. Small Cap Growth Fund ............                  --                  --
V.A. Sovereign Investors Fund .........           $  157,877          $  101,159
V.A. International Fund ...............                  --                  --
V.A. Financial Industries Fund ........                  --            2,140,648
V.A. Regional Bank Fund ...............                  --                  --
V.A. Technology Fund ..................                  --                  --
V.A. Bond Fund ........................                  --               67,593
V.A. High Yield Bond Fund .............              122,097                 --
V.A. Money Market Fund ................                  --                  --
V.A. Strategic Income Fund ............                4,130             136,493


     DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

     The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

     EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

     USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

     ORGANIZATION EXPENSES Any expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each applicable Fund.

     BANK BORROWINGS The Funds (except V.A. Money Market Fund) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds entered into a syndicated line of credit agreement with various banks that enable the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity for the period ended June 30, 2000.

     SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities, or even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2000, V.A. Core Equity Fund loaned securities having a market value of $541,450 collateralized by securities in the amount of $552,279, V.A. Large Cap Growth Fund loaned securities having a market value of $440,300 collateralized by securities in the amount of $449,106, V.A. Relative Value Fund loaned securities having a market value of $1,047,988 collateralized by securities in the amount of $1,068,947, V.A. Small Cap Growth loaned securities having a market value of $2,265,269 collateralized by securities in the amount of $2,310,574, V.A. Financial Industries Fund loaned securities having a market value of $940,500 collateralized by securities in the amount of $959,310 and V.A. Technology Fund loaned securities having a market value of $40,119 collateralized by securities in the amount of $40,921.

     FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds.

                         NOTES TO FINANCIAL STATEMENTS

                    JOHN HANCOCK FUNDS -- DECLARATION TRUST




Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Core Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

     Open forward foreign currency exchange contracts for the Funds at June 30, 2000, were as follows:

                                                              UNREALIZED
                           PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION/
CURRENCY                COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                -------------------   ----------    ------------
V.A. INTERNATIONAL FUND
Buys
Euro Currency                        23,735      July 00            $111
Polish Zloty                         40,733      July 00              55
Singapore Dollar                      1,905      July 00               7
                                                                 -------
                                                                    $173
                                                                 =======
Sells

Euro Currency                        22,114      July 00           ($187)
Pound Sterling                       37,782      July 00             104
                                                                 -------
                                                                    ($83)
                                                                 =======
V.A. BOND FUND
Buys

Euro Currency                       180,000      July 00          $1,542
                                                                 =======
Sells
Euro Currency                       180,975      July 00         ($1,558)
                                                                 =======
V.A. HIGH YIELD BOND FUND
Buys

Euro Currency                        99,380      July 00          $1,286
Euro Currency                        24,937       Aug 00             223
                                                                 -------
                                                                  $1,509
                                                                 =======
Sells

Canadian Dollar                      16,500       Aug 00             $42
Euro Currency                        66,750      July 00             138
Euro Currency                       140,772       Aug 00          (5,225)
Euro Currency                       154,618      Sept 00          (1,791)
Euro Currency                       128,529       Oct 00          (1,583)
Pound Sterling                       14,625      July 00           1,079
Pound Sterling                       64,775       Aug 00           2,688
                                                                 -------
                                                                 ($4,652)
                                                                 =======
V.A. STRATEGIC INCOME FUND
Buys

Pound Sterling                       51,427       Aug 00         ($2,397)
                                                                 =======
Sells

Euro Currency                       397,650      July 00          $1,734
Pound Sterling                      232,494      July 00          17,152
Pound Sterling                      471,051       Aug 00          19,547
Pound Sterling                      697,526      Sept 00          (3,295)
                                                                 -------
                                                                 $35,138
                                                                 =======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain per

                         NOTES TO FINANCIAL STATEMENTS

                    JOHN HANCOCK FUNDS -- DECLARATION TRUST




centage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contracts fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

     When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

     For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

     Open financial futures contracts for the Funds at June 30, 2000 were as follows:

                                                                UNREALIZED
                          OPEN                                 APPRECIATION
EXPIRATION              CONTRACTS          POSITION           (DEPRECIATION)
----------              ---------          --------            ------------
V.A. 500 INDEX FUND
Sept 00 ..............  2 S&P 500          Long                  ($5,258)
                                                                 =======

     At June 30, 2000, the V.A. 500 Index Fund had deposited $18,750 in a segregated account to cover margin requirements on open financial futures contracts.

NOTE C -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

                                                        RATE AS A PERCENTAGE OF
FUND                                                   AVERAGE DAILY NET ASSETS
----                                                   ------------------------
V.A. Core Equity Fund ................................            0.70
V.A. 500 Index Fund ..................................            0.35
V.A. Large Cap Growth Fund ...........................            0.75
V.A. Mid Cap Growth Fund .............................            0.75
V.A. Relative Value Fund .............................            0.60
V.A. Small Cap Growth Fund ...........................            0.75
V.A. Sovereign Investors Fund ........................            0.60
V.A. International Fund ..............................            0.90
V.A. Financial Industries Fund .......................            0.80
V.A. Regional Bank Fund ..............................            0.80
V.A. Technology Fund .................................            0.80
V.A. Bond Fund .......................................            0.50
V.A. High Yield Bond Fund ............................            0.60
V.A. Money Market Fund ...............................            0.50
V.A. Strategic Income Fund ...........................            0.60

     Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future. For the period ended June 30, 2000, the management fee waived by the Adviser amounted to $43,770.

     Independence Investment Associates, Inc. ("IIA"), a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), serves as the sub-adviser to the V.A. Core Equity Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser, and IIA. IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Core Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

     Indocam International Investment Services ("IIIS") serves as sub-adviser to the V.A. International Fund, effective January 1, 2000. From January 1, 2000 until March 1, 2000, IIIS acted as co-subadviser with the V.A. International Fund's original subadviser, John Hancock Advisers International Limited ("JHAI"), subject to the review of the Trustees and overall supervision of the Adviser. Both JHAI and IIIS provided the Fund with investment management services and advice. As of March 1, 2000 the Adviser terminated its contract with JHAI so that currently IIIS is the Fund's sole subadviser. The Adviser pays a portion of its advisory fee from V.A. International Fund to IIIS at the following rate: 55% of the advisory fee payable by the Fund. Prior to March 1, 2000 the Adviser paid JHAI a fee equivalent of, on an annual basis, to the sum of (a) 0.70% of the first $200,000,000 of the V.A. International Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. JHAI waived all but 0.05% of its fee from January 1, 2000 through February 29, 2000.

     American Fund Advisors, Inc. ("AFA") serves as the sub-adviser to V.A. Technology Fund pursuant to a separate subadvisory agreement among the Fund, the Adviser and AFA. The Adviser pays a portion of its advisory fee from V.A. Technology Fund to AFA at the following rate: 0.10% of V.A. Technology Fund's average daily net assets.

     The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

     The Adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the period ended June 30, 2000 were as follows:

FUND                                                 FEE REDUCTION
----                                                 -------------
V.A. Core Equity Fund ...........................             --
V.A. 500 Index Fund .............................        $45,257
V.A. Large Cap Growth Fund ......................             --
V.A. Mid Cap Growth Fund ........................         10,002
V.A. Relative Value Fund ........................             --
V.A. Small Cap Growth Fund ......................         18,891
V.A. Sovereign Investors Fund ...................             --

                         NOTES TO FINANCIAL STATEMENTS

                    JOHN HANCOCK FUNDS -- DECLARATION TRUST



V.A. International Fund .........................         80,928
V.A. Financial Industries Fund ..................             --
V.A. Regional Bank Fund .........................             --
V.A. Technology Fund ............................          4,995
V.A. Bond Fund ..................................         15,108
V.A. High Yield Bond Fund .......................         16,980
V.A. Money Market Fund ..........................             --
V.A. Strategic Income Fund ......................             --

     The Adviser reserves the right to terminate this limitation in the future.

     The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S&P") to license certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Funds' prospectus.)

     Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as other assets. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

     The Adviser and other subsidiaries of JHLICo owned the following shares of beneficial interest of the Funds as of June 30, 2000:

FUND                                           SHARES OF BENEFICIAL INTEREST
----                                           -----------------------------
V.A. Core Equity Fund ..........................               --
V.A. 500 Index Fund ............................               --
V.A. Large Cap Growth Fund .....................          102,341
V.A. Mid Cap Growth Fund .......................           50,071
V.A. Relative Value Fund .......................               --
V.A. Small Cap Growth Fund .....................          102,547
V.A. Sovereign Investors Fund ..................               --
V.A. International Fund ........................          222,987
V.A. Financial Industries Fund .................               --
V.A. Regional Bank Fund ........................           51,995
V.A. Technology Fund ...........................           50,000
V.A. Bond Fund .................................          125,908
V.A. High Yield Bond Fund ......................          244,286
V.A. Money Market Fund .........................          115,864
V.A. Strategic Income Fund .....................          494,232

NOTE D -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, excluding short-term securities, during the period ended June 30, 2000, were as follows:

FUND                                                PURCHASES           SALES
----                                               -----------       -----------
V.A. Core Equity Fund ...........................  $21,826,966       $22,468,467
V.A. 500 Index Fund .............................    1,017,925         4,461,241
V.A. Large Cap Growth Fund ......................   20,347,333        20,110,682
V.A. Mid Cap Growth Fund ........................   14,677,695         7,378,003
V.A. Relative Value Fund ........................   33,373,932        30,399,533
V.A. Small Cap Growth Fund ......................   23,808,171        12,384,085
V.A. Sovereign Investors Fund
  U.S. Government Securities ....................           --         1,766,484
  Other Investments .............................    8,390,083         6,253,343
V.A. International Fund .........................    9,374,775         7,813,286
V.A. Financial Industries Fund ..................   14,342,238        14,334,597
V.A. Regional Bank Fund .........................    2,496,179         7,429,810
V.A. Technology Fund ............................    4,404,467         2,296,213
V.A. Bond Fund
  U.S. Government Securities ....................   11,357,280         8,849,106
  Other Investments .............................    9,208,897         9,258,716
V.A. High Yield Bond Fund

  U.S. Government Securities                                --                --
  Other Investments .............................    2,988,563         3,079,114
V.A. Strategic Income Fund

  U.S. Government Securities ....................    4,291,691                --
  Other Investments .............................    5,636,189         6,604,331

     At June 30, 2000, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                GROSS           GROSS        NET UNREALIZED
                              AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION/
FUND                            COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                         -----------     ------------    ------------      ----------
V.A. Core Equity
   Fund .................   $ 37,156,963     $  9,408,292    $  2,536,264     $  6,872,028
V.A. 500 Index
   Fund .................     23,594,272       13,147,114       2,313,677       10,833,437
V.A. Large Cap Growth
   Fund .................     17,419,506        4,690,938         657,362        4,033,576
V.A. Mid Cap Growth
   Fund .................     12,468,716        3,264,649       1,203,266        2,061,383
V.A. Relative Value
   Fund .................     39,125,093        8,832,093       3,817,659        5,014,434
V.A. Small Cap Growth
   Fund .................     25,670,566       10,517,695       2,560,532        7,957,163
V.A. Sovereign Investors
   Fund .................     43,935,815        7,038,379       3,093,326        3,945,053
V.A. International
   Fund .................      9,105,119        1,565,791         447,751        1,118,040
V.A. Financial Industries
   Fund .................     40,929,583       11,155,334       1,831,748        9,323,586
V.A. Regional Bank
   Fund .................     15,346,653          283,140       2,558,410       (2,275,270)
V.A. Technology
   Fund .................      3,043,777          244,442         108,358          136,084
V.A. Bond
   Fund .................     15,491,726          143,051         343,741         (200,690)
V.A. High Yield Bond
   Fund .................     10,772,466          248,773       2,287,286       (2,038,513)
V.A. Money Market
   Fund .................     35,575,278             --              --               --
V.A. Strategic Income
   Fund .................     28,367,228          416,606       1,914,248       (1,497,642)

--------------------------------------------------------------------------------
[LOGO]  JOHN HANCOCK FUNDS
        A GLOBAL INVESTMENT MANAGEMENT FIRM
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603

1-800-824-0335





















--------------------------------------------------------------------------------
     This report is for the information os shareholders of the John Hancock Declaration trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

                                                                      DECSA 6/00
                                                                            8/00

[THIS PAGE INTENTIONALLY LEFT BLANK]

[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]



                            A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) BOND SERIES

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                  INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive         Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                     500 Boylston Street
                                                          Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                   DISTRIBUTOR
                                                          MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real             500 Boylston Street
estate consultant; Vice Chairman, Capitol                 Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                          INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                    MFS Service Center, Inc.
Jeffrey L. Shames*                                        P.O. Box 2281
                                                          Boston, MA 02107-9906
PORTFOLIO MANAGER
Geoffrey L. Kurinsky*                                     For additional information,
                                                          contact your investment professional.
TREASURER
James O. Yost*                                            CUSTODIAN
                                                          State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                          WORLD WIDE WEB
Ellen Moynihan*                                           www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 2.65%, and Service Class shares 2.56%. These returns include the reinvestment of any distributions and compare to a 4.18% return over the same period for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage- backed securities) and investment-grade debt obligations of domestic corporations.

The recent period was historically tumultuous for the investment-grade corporate bond market. Most of the problems were the result of company-specific issues. There has also been much less liquidity in the corporate market over the past few years, a residual effect of the credit problems that plagued corporate bonds starting in 1998 when Russia surprisingly defaulted on its debt obligations. Historically, vulture investors on Wall Street provided buyers for the debt of companies that hit a hard patch, but that hasn't been the case recently. In addition, the high-yield market has experienced net outflows, so there hasn't been capital available to absorb some of these credit problems from that traditional source.

The overall credit quality of the corporate market has been deteriorating as well. While we've seen stock price growth in the technology sector, tech companies have been carrying very little debt. Elsewhere, despite strong economic growth in the United States, the stocks of many companies -- especially those in cyclical sectors -- have been distressed to the point where company managements have come under increasing pressure to enhance value for shareholders. Consequently, we have found that many have issued more debt to finance mergers and acquisitions or share buyback programs -- all of which help the shareholder but hurt the bondholder. We think these kinds of moves have weakened many companies' credit fundamentals and caused a number of credit downgrades.

In response to this difficult climate, we increased the overall credit quality of the portfolio. In addition, we reduced investments in domestic corporate industrial bonds because they remain vulnerable to weakening credit fundamentals. Instead, we focused on sectors that are not as prone to the risk that management will issue more debt to finance leveraged buyouts or share buybacks. That has translated into increased exposure to sectors like media and telecommunications. For example, we retained our investment in Time Warner, whose merger with America Online is creating a powerful conglomerate that we believe should eventually experience a credit upgrade. We found other opportunities in British Sky Broadcasting, a satellite network in Europe that we think has tremendous growth prospects, and Seagram, which is making a transition from a spirits company to an entertainment conglomerate. We also invested about 8% of the series in Yankee bonds, which are dollar-denominated bonds issued in the United States by foreign countries that have investment-grade credit ratings, such as Israel.

Investments that worked out well for the series included a number of our higher-quality junk bonds, such as Comcast Corporation, which crossed over into investment-grade status and appreciated significantly in the process. The credit upgrades enjoyed by emerging market countries South Korea and Mexico also helped the series' performance.

We restructured the series' holdings in U.S. Treasuries in response to the Federal Reserve Board's (the Fed's) program of interest-rate hikes. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Fed's actions caused short-term rates to back up significantly, while longer-term rates remained relatively stable. As a result, the yield curve -- a representation of the difference between short- and long-term rates -- flattened, then inverted, with short-term rates actually reaching higher levels than long-term yields. We felt the best way to take advantage of this situation was to pursue a barbell strategy by investing some of our Treasury holdings on the long end of the curve, some on the short, and very little in between. As a result, the series was not affected by the sharpest price declines that occurred in the intermediate part of the yield curve.

Looking ahead, we believe recent indicators may be pointing to a slowing economy in response to the Fed's program of interest rate increases. In this kind of environment, we think interest rates could begin trending downward as soon as late 2000. There appears to be very little evidence of a protracted struggle against inflation. That opinion is further strengthened by our discussions with company managements who say that they have very little pricing power. For our part, we intend to continue moving our corporate holdings to bonds with shorter maturities because they are less prone to price volatility. At the same time, we anticipate extending the Treasury duration in the portfolio (duration is an indicator of interest-rate sensitivity) to try to take advantage of potential declines in long-term interest rates.

    Respectfully,

/s/ Geoffrey Kurinsky

    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Bond Fund, MFS(R) Bond Series (part of MFS(R) Variable Insurance Trust(SM)), and the Bond Series offered through MFS(R)/Sun Life annuity products. Mr. Kurinsky is also a portfolio manager of MFS(R) Total Return Fund, MFS(R) Total Return Series (part of MFS(R) Variable Insurance Trust(SM)), and the Total Return Series offered through MFS(R)/Sun Life annuity products.

He joined the MFS Fixed Income Department in 1987 and was named portfolio manager in 1989, Vice President in 1989, and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and earned an M.B.A. degree in finance from Boston University.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, issuer- oriented, bottom-up process of selecting securities.








This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception: Initial Class  October 24, 1995
                 Service Class  May 1, 2000

Size: $25.2 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                             6 Months        1 Year        3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return        +2.65%        +2.28%        +15.52%      +24.99%
-------------------------------------------------------------------------------
Average Annual Total Return     --           +2.28%        + 4.93%      + 4.88%
-------------------------------------------------------------------------------

SERVICE CLASS
                             6 Months        1 Year        3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return        +2.56%        +2.18%        +15.42%      +24.87%
-------------------------------------------------------------------------------
Average Annual Total Return     --           +2.18%        + 4.90%      + 4.86%
-------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 24, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Bonds - 97.9%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 80.3%
  Airlines - 1.8%
    American Airlines Pass-Through Trust, 7.024s, 2009                   $  109           $   103,553
    Atlas Air, Inc., 7.2s, 2019                                              57                52,898
    Continental Airlines Pass-Through Trust, Inc., 9.5s, 2013                 4                 4,502
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017               3                 2,611
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019              97                87,702
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020             198               184,337
    Jet Equipment Trust, 9.41s, 2010##                                        5                 5,266
    Jet Equipment Trust, 8.64s, 2012##                                        4                 4,322
                                                                                          -----------
                                                                                          $   445,191
-----------------------------------------------------------------------------------------------------
  Automotive - 1.3%
    Daimler Chrysler North America, 7.75s, 2005                          $  318           $   320,767
-----------------------------------------------------------------------------------------------------
  Banks and Finance - 13.3%
    Associates Corp., 5.75s, 2003                                        $  252           $   239,438
    Associates Corp., 5.5s, 2004                                            148               137,422
    Bank United, 8s, 2009                                                   169               147,243
    Capital One Financial Corp., 7.25s, 2003                                261               254,836
    Chase Manhattan Corp., 7.875s, 2010                                      84                84,124
    Ford Motor Credit Co., 6.7s, 2004                                       358               346,852
    Ford Motor Credit Co., 7.75s, 2007                                      177               175,488
    Ford Motor Credit Co., 5.8s, 2009                                        62                53,939
    Ford Motor Credit Co., 7.875s, 2010                                     191               190,966
    General Electric Capital Corp., 8.7s, 2007                               40                43,024
    General Motors Acceptance Corp., 5.95s, 2003                             67                64,502
    Goldman Sachs Group LP, 5.9s, 2003                                      160               153,986
    GS Escrow Corp., 6.75s, 2001                                             83                80,633
    MBNA America Bank National Assoc., 6.875s, 2004                         108               102,524
    Morgan Stanley Dean Witter, 7.125s, 2003                                500               496,795
    Morgan Stanley Group, Inc., 8s, 2010                                    339               342,570
    Natexis Ambs Co. LLC, 8.44s, 2049##                                     170               159,376
    Providian Capital I, 9.525s, 2027##                                      42                32,954
    Socgen Real Estate Co., 7.64s, 2049##                                   226               206,837
    Washington Mutual Capital I, 8.375s, 2027                                38                33,692
                                                                                          -----------
                                                                                          $ 3,347,201
-----------------------------------------------------------------------------------------------------
  Building - 1.1%
    Building Materials Corp., 8s, 2008                                   $  340           $   266,900
    Nortek, Inc., 9.25s, 2007                                                20                18,700
                                                                                          -----------
                                                                                          $   285,600
-----------------------------------------------------------------------------------------------------
  Chemicals - 1.5%
    Lyondell Chemical Co., 9.625s, 2007                                  $  340           $   336,600
    Lyondell Chemical Co., 9.875s, 2007                                      36                35,640
                                                                                          -----------
                                                                                          $   372,240
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Seagate Technology, Inc., 7.45s, 2037                                $  149           $   131,023
-----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Consumer Goods and Services - 1.1%
    Hasbro, Inc., 7.95s, 2003                                            $  120           $   118,734
    Hertz Corp., 8.25s, 2005                                                127               129,644
    Kindercare Learning Centers, Inc., 9.5s, 2009                            25                23,000
    Nabisco Holdings, 6.375s, 2035                                           10                 8,941
                                                                                          -----------
                                                                                          $   280,319
-----------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 3.4%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015            $   61           $    59,999
    Commercial Mortgage Asset Trust, 7.41s, 2020 (Interest only)          3,879               126,366
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                       125               122,813
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                          250               216,875
    Morgan Stanley Capital I, 6.86s, 2010                                   145               114,414
    Morgan Stanley Capital I, 7.748s, 2010                                  160               118,781
    Morgan Stanley Capital I, 6.01s, 2030                                    99                94,359
                                                                                          -----------
                                                                                          $   853,607
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Coca-Cola Bottling Co., 6.375s, 2009                                 $  119           $   108,846
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.1%
    Georgia Pacific Corp., 9.95s, 2002                                   $  411           $   425,533
    Georgia Pacific Corp., 9.5s, 2022                                        50                52,093
    Riverwood International Corp., 10.25s, 2006                              35                33,250
    U.S. Timberlands, 9.625s, 2007                                           10                 8,800
                                                                                          -----------
                                                                                          $   519,676
-----------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 3.7%
    GNMA, 8s, 2022                                                       $  368           $   371,697
    GNMA, 7.5s, 2025                                                         65                64,444
    GNMA, 8s, 2025                                                            4                 4,472
    GNMA, 7.5s, 2026                                                         50                49,394
    GNMA, 7.5s, 2027                                                        191               190,124
    GNMA, 8s, 2029                                                           76                76,436
    GNMA, TBA, 7.5s, 2026                                                   176               175,202
                                                                                          -----------
                                                                                          $   931,769
-----------------------------------------------------------------------------------------------------
  Insurance - 1.1%
    Aflac, Inc., 6.5s, 2009                                              $  123           $   111,311
    Atlantic Mutual Insurance Co., 8.15s, 2028##                             24                18,917
    GE Global Insurance Holding Corp., 7.75s, 2030                           62                61,628
    The Mony Group, Inc., 8.35s, 2010                                       100                98,516
                                                                                          -----------
                                                                                          $   290,372
-----------------------------------------------------------------------------------------------------
  Internet - 0.2%
    PSINET, Inc., 11s, 2009                                              $   50           $    46,500
-----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Media/Entertainment - 6.7%
    Adelphia Communications Corp., 0s, 2008                              $  200           $    81,000
    Belo AH Corp., 7.75s, 2027                                               54                45,763
    Chancellor Media Corp., 8.75s, 2007                                      10                10,012
    Clear Channel Communications, 7.875s, 2005                              118               118,339
    Comcast Corp., 9.125s, 2006                                              54                56,533
    Frontiervision Operating Partnership LP, 11s, 2006                       20                20,200
    Harrahs Operating Co., Inc., 7.5s, 2009                                 135               125,269
    Hearst Argyle Television, Inc., 7.5s, 2027                                4                 3,374
    J Seagram & Sons, Inc., 7.5s, 2018                                      162               154,966
    Liberty Media Corp., 8.25s, 2030##                                      171               157,023
    News America Holdings, Inc., 6.625s, 2008                                74                67,851
    Outdoor Systems, Inc., 8.875s, 2007                                      10                 9,812
    Time Warner Entertainment Co., 10.15s, 2012                             435               499,223
    Time Warner Entertainment Co., 8.375s, 2033                             307               309,502
    Time Warner, Inc., 6.625s, 2029                                          51                42,097
                                                                                          -----------
                                                                                          $ 1,700,964
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                      $   25           $    23,750
-----------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Occidental Petroleum Corp., 6.4s, 2003                               $   84           $    81,126
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                               5                 4,374
                                                                                          -----------
                                                                                          $    85,500
-----------------------------------------------------------------------------------------------------
  Oils - 2.7%
    Apache Corp., 7.95s, 2026                                            $  211           $   210,456
    Coastal Corp., 7.75s, 2010                                              152               150,977
    Phillips Petroleum Co., 8.75s, 2010                                     265               279,156
    Pioneer Natural Resources Co., 9.625s, 2010                              35                36,050
                                                                                          -----------
                                                                                          $   676,639
-----------------------------------------------------------------------------------------------------
  Railroads - 0.6%
    Union Pacific Corp., 6.34s, 2003                                     $   56           $    53,694
    Union Pacific Corp., 6.39s, 2004                                        106               100,837
                                                                                          -----------
                                                                                          $   154,531
-----------------------------------------------------------------------------------------------------
  Retail - 0.8%
    J Crew Operating Corp., 10.375s, 2007                                $   90           $    78,300
    Kohl's Corp., 7.25s, 2029                                               134               122,056
                                                                                          -----------
                                                                                          $   200,356
-----------------------------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Safeway, Inc., 5.875s, 2001                                          $  400           $   391,812
-----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Telecommunications - 6.4%
    Bellsouth Capital Funding Corp., 7.75s, 2010                         $   56           $    56,002
    Charter Communications Holdings LLC, 8.25s, 2007                        500               442,500
    Sprint Capital Corp., 7.625s, 2002                                      445               444,684
    Sprint Capital Corp., 6.9s, 2019                                        193               171,608
    TCI Communications Financing III, 9.65s, 2027                           280               309,344
    Telecom de Puerto Rico, 6.65s, 2006                                      45                42,583
    Telecom de Puerto Rico, 6.8s, 2009                                      138               127,803
    WorldCom, Inc., 8.875s, 2006                                              5                 5,185
                                                                                          -----------
                                                                                          $ 1,599,709
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 3.0%
    Federal Home Loan Banks, 5.7s, 2009                                  $  165           $   150,305
    Federal National Mortgage Association, 6.625s, 2009                     135               130,422
    Federal National Mortgage Association, 7s, 2029                         199               192,142
    Federal National Mortgage Association, 7s, 2030                          50                47,810
    Federal National Mortgage Association TBA, 7.5s, 2029                   250               246,482
                                                                                          -----------
                                                                                          $   767,161
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.1%
    U.S. Treasury Bonds, 6.125s, 2029                                    $2,367           $ 2,390,670
    U.S. Treasury Notes, 5.875s, 2004                                       112               110,372
    U.S. Treasury Notes, 7.875s, 2004                                        15                15,884
    U.S. Treasury Notes, 6s, 2009                                           124               123,012
    U.S. Treasury Notes, 4.25s, 2010                                        168               170,307
    U.S. Treasury Notes, 6.5s, 2010                                       1,216             1,257,611
                                                                                          -----------
                                                                                          $ 4,067,856
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.7%
    AEP Generating, 9.81s, 2022                                          $  200           $   223,103
    Beaver Valley Funding Corp. II, 9s, 2017                                236               240,666
    CE Generation LLC, 7.416s, 2018                                          91                81,309
    Cleveland Electric Illuminating Co., 7.67s, 2004                         25                24,634
    Cleveland Electric Illuminating Co., 7.88s, 2017                         14                13,174
    Cleveland Electric Illuminating Co., 9s, 2023                           216               218,387
    CMS Energy Corp., 8.375s, 2003                                          205               198,182
    CMS Energy Corp., 6.75s, 2004                                           120               110,100
    Commonwealth Edison Co., 8.5s, 2022                                      39                38,799
    Connecticut Light & Power Co., 7.875s, 2001                              46                46,148
    Connecticut Light & Power Co., 8.59s, 2003                              100                99,304
    Connecticut Light & Power Co., 7.875s, 2024                              55                54,982
    Entergy Mississippi, Inc., 6.2s, 2004                                    48                45,525
    GGIB Funding Corp., 7.43s, 2011                                          28                26,598
    Gulf States Utilities Co., 8.21s, 2002                                   83                83,680
    Gulf States Utilities Co., 8.25s, 2004                                   23                23,202
    Midland Funding Corp., 10.33s, 2002                                       8                 7,753
    Niagara Mohawk Power Corp., 8.5s, 2023                                   10                 9,948
    Northeast Utilities, 8.58s, 2006                                         54                54,142

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Utilities - Electric - continued
    NRG Energy, Inc., 8.7s, 2005##                                           55                55,075
    NRG Energy, Inc., 8.962s, 2016                                           76                76,266
    Salton Sea Funding Corp., 7.84s, 2010                                   145               141,578
    Toledo Edison Co., 7.875s, 2004                                         161               157,278
    Utilicorp United, Inc., 7s, 2004                                         34                32,474
    Valero Energy Corp., 8.75s, 2030                                         41                41,873
    Waterford 3 Funding Corp., 8.09s, 2017                                   89                84,864
                                                                                          -----------
                                                                                          $ 2,189,044
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.8%
    Northern Natural Gas Co., 7s, 2011##                                 $  280           $   265,280
    Texas Gas Transmission Corp., 7.25s, 2027                               202               185,663
                                                                                          -----------
                                                                                          $   450,943
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $20,241,376
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 17.6%
  Argentina - 1.0%
    Republic of Argentina, 0s, 2001                                      $  270           $   251,775
-----------------------------------------------------------------------------------------------------
  Australia - 1.8%
    Cable & Wireless Optus Finance, 8s, 2010 (Telecommunications)        $  147           $   146,093
    Cable & Wireless Optus Ltd., 8.125s, 2009 (Telecommunications)##        322               325,111
                                                                                          -----------
                                                                                          $   471,204
-----------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecommunications)     $  411           $   400,725
-----------------------------------------------------------------------------------------------------
  Brazil - 1.1%
    Banco Nacional de Desenvolvi, 12.554s, 2008 (Banks and Finance)##    $  170           $   159,200
    Federal Republic of Brazil, 5s, 2014                                     49                36,267
    Federal Republic of Brazil, 12.75s, 2020                                 25                23,850
    Federal Republic of Brazil, 12.25s, 2030                                 55                50,600
                                                                                          -----------
                                                                                          $   269,917
-----------------------------------------------------------------------------------------------------
  Canada - 1.2%
    Apache Finance Canada Corp, 7.75s, 2029 (Oils)                       $  212           $   207,611
    Province of Quebec, 7.5s, 2029                                          104               102,171
                                                                                          -----------
                                                                                          $   309,782
-----------------------------------------------------------------------------------------------------
  Chile - 2.1%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities - Electric)##  $  250           $   245,875
    Empresa Nacional de Electric, 7.75s, 2008 (Utilities - Electric)        193               179,340
    Empresa Nacional de Electric, 8.5s, 2009 (Utilities - Electric)##        97                94,501
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities - Electric)         5                 4,506
                                                                                          -----------
                                                                                          $   524,222
-----------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Deutsche Telekom International, 7.75s, 2005 (Telecommunications)     $  299           $   299,022
    Deutsche Telekom International, 8s, 2010 (Telecommunications)           131               132,149
                                                                                          -----------
                                                                                          $   431,171
-----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
Foreign Bonds - continued
  Israel - 1.0%
    Israel Electric Corp. Ltd., 8.1s, 2096 (Utilities - Electric)        $  211           $   179,227
    State of Israel, 7.75s, 2010                                             72                71,089
                                                                                          -----------
                                                                                          $   250,316
-----------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Nuevo Grupo Iusacell S.A., 14.25s, 2006 (Telecommunications)##       $   50           $    52,250
    United Mexican States, 11.375s, 2016                                     30                34,575
    United Mexican States, 11.5s, 2026                                       75                90,750
                                                                                          -----------
                                                                                          $   177,575
-----------------------------------------------------------------------------------------------------
  Morocco - 0.3%
    Kingdom of Morocco, 7.75s, 2009+                                     $   85           $    76,075
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Hermes Europe Railtel BV, 10.375s, 2009 (Telecommunications)         $   90           $    75,600
-----------------------------------------------------------------------------------------------------
  Qatar - 0.2%
    State of Qatar, 9.75s, 2030                                          $   50           $    49,125
-----------------------------------------------------------------------------------------------------
  South Korea - 1.7%
    Cho Hung Bank, 11.5s, 2010 (Banks and Finance)##                     $   60           $    57,750
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Finance)                190               188,105
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                          75                74,531
    Korea Development Bank, 6.625s, 2003 (Banks and Finance)                105               100,853
                                                                                          -----------
                                                                                          $   421,239
-----------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                         $  239           $   230,886
-----------------------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 11.875s, 2030                                    $    2           $     2,128
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    British Sky Broadcasting Group, 6.875s, 2009 (Telecommunications)    $  581           $   510,414
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 4,452,154
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $25,378,437)                                                $24,693,530
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.0%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost               $  243           $   242,911
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $25,621,348)                                          $24,936,441

Other Assets, Less Liabilities - 1.1%                                                         275,316
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $25,211,757
-----------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JUNE 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $25,621,348)              $24,936,441
  Receivable for investments sold                                       756,960
  Receivable for series shares sold                                      86,110
  Interest receivable                                                   416,600
  Deferred organization expenses                                            587
  Other assets                                                              448
                                                                    -----------
      Total assets                                                  $26,197,146
                                                                    -----------
Liabilities:
  Payable to custodian                                              $     3,827
  Payable for investments purchased                                     922,562
  Payable for series shares reacquired                                   58,481
  Payable to affiliates -
    Management fee                                                          415
    Reimbursement fee                                                       104
                                                                    -----------
      Total liabilities                                             $   985,389
                                                                    -----------
Net assets                                                          $25,211,757
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $26,135,385
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (684,907)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,089,961)
  Accumulated undistributed net investment income                       851,240
                                                                    -----------
      Total                                                         $25,211,757
                                                                    ===========
Shares of beneficial interest outstanding                             2,369,645
                                                                      =========
Initial Class shares:
  Net asset value per share
    (net assets of $25,211,553 / 2,369,626 shares of
    beneficial interest outstanding)                                  $10.64
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $203.58 / 19.157 shares of beneficial
    interest outstanding)                                             $10.63
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                     $ 968,998
                                                                      ---------
  Expenses -
    Management fee                                                    $  73,977
    Trustees' compensation                                                1,189
    Shareholder servicing agent fee                                       4,315
    Distribution fee (Service Class)                                          0*
    Administrative fee                                                    2,007
    Auditing fees                                                        20,900
    Custodian fee                                                         9,349
    Printing                                                              4,593
    Legal fees                                                              977
    Amortization of organization expenses                                   911
    Miscellaneous                                                           787
                                                                      ---------
      Total expenses                                                  $ 119,005
    Fees paid indirectly                                                   (588)
    Reduction of expenses by investment adviser                          (5,501)
                                                                      ---------
      Net expenses                                                    $ 112,916
                                                                      ---------
        Net investment income                                         $ 856,082
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)    $(515,777)
                                                                      ---------
    Change in unrealized depreciation on investments                  $ 304,029
                                                                      ---------
      Net realized and unrealized loss on investments                 $(211,748)
                                                                      ---------
          Increase in net assets from operations                      $ 644,334
                                                                      =========

* Distribution fee (Service Class) was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                                      JUNE 30, 2000       DECEMBER 31, 1999
                                                                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                 $   856,082             $ 1,288,843
  Net realized loss on investments and foreign currency transactions                       (515,777)               (572,286)
  Net unrealized gain (loss) on investments and foreign currency translation                304,029              (1,083,839)
                                                                                        -----------             -----------
    Increase (decrease) in net assets from operations                                   $   644,334             $  (367,282)
                                                                                        -----------             -----------
Distributions declared to shareholders -
  From net investment income                                                            $(1,291,453)            $  (424,158)
  From net realized gain on investments and foreign currency transactions                      --                   (29,276)
  In excess of net realized gain on investments and foreign currency transactions              --                    (2,637)
                                                                                        -----------             -----------
    Total distributions declared to shareholders                                        $(1,291,453)            $  (456,071)
                                                                                        -----------             -----------
Net increase in net assets from series share transactions                               $ 1,567,869             $12,949,839
                                                                                        -----------             -----------
      Total increase in net assets                                                      $   920,750             $12,126,486
Net assets:
  At beginning of period                                                                 24,291,007              12,164,521
                                                                                        -----------             -----------
  At end of period (including accumulated undistributed net investment income
    of $851,240 and $1,286,611, respectively)                                           $25,211,757             $24,291,007
                                                                                        ===========             ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                         SIX MONTHS ENDED       -------------------------------------------------------------     DECEMBER 31,
                            JUNE 30, 2000              1999              1998            1997            1996            1995*
                              (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                     INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $10.93            $11.38            $11.08          $10.06          $10.19           $10.00
                                   ------            ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income(S)         $ 0.37            $ 0.70            $ 0.64          $ 0.64          $ 0.58           $ 0.09
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency            (0.09)            (0.87)             0.09            0.38           (0.36)            0.21
                                   ------            ------            ------          ------          ------           ------
      Total from investment
        operations                 $ 0.28            $(0.17)           $ 0.73          $ 1.02          $ 0.22           $ 0.30
                                   ------            ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income       $(0.57)           $(0.26)           $(0.29)         $ --            $(0.35)          $(0.09)
  From net realized gain on
    investments and foreign
    currency transactions            --               (0.02)            (0.14)           --              --              (0.02)
  In excess of net realized gain
    on investments and foreign
    currency transactions            --               (0.00)+++          --              --              --               --
                                   ------            ------            ------          ------          ------           ------
      Total distributions declared
        to shareholders            $(0.57)           $(0.28)           $(0.43)         $ --            $(0.35)          $(0.11)
                                   ------            ------            ------          ------          ------           ------
Net asset value - end of period    $10.64            $10.93            $11.38          $11.08          $10.06           $10.19
                                   ======            ======            ======          ======          ======           ======
Total return                         2.65%++          (1.56)%            6.79%          10.14%           2.09%            3.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         0.92%+            1.01%             1.02%           1.01%           1.03%            1.00%+
  Net investment income              6.96%+            6.26%             5.76%           6.04%           5.84%            4.89%+
Portfolio turnover                    171%              283%              244%            219%            231%              55%
Net assets at end of period
  (000 Omitted)                   $25,212           $24,291           $12,165          $4,004            $853             $228

  (S) Subject to reimbursement by the series, the investment adviser voluntary agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
        Net investment income
          (loss)                   $ 0.37            $ 0.69            $ 0.61          $ 0.37          $(0.26)          $(0.70)
        Ratios (to average net assets):
          Expenses##                 0.96%+            1.06%             1.23%           3.58%           9.45%           43.85%+
          Net investment income
            (loss)                   6.92%+            6.21%             5.55%           3.46%          (2.61)%         (37.96)%+
    * For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JUNE 30, 2000*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                        SERVICE CLASS SHARES
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.43
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.12
  Net realized and unrealized gain on investments and foreign
    currency                                                            0.08**
                                                                      ------
    Total from investment operations                                  $ 0.20
                                                                      ------
Net asset value - end of period                                       $10.63
                                                                      ======
Total return                                                            1.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.95%+
  Net investment income                                                 7.19%+
Portfolio turnover                                                       171%
Net assets at end of period (000 Omitted)                                  0***

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment income                                         $ 0.12
        Ratios (to average net assets):
          Expenses##                                                    0.99%+
          Net investment income                                         7.15%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
   ** The per share data is not in accord with the net realized and unrealized loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  *** Net assets for the period were less than $1,000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Series (the series), is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 19 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the series, for federal income tax purposes, had a capital loss carryforward of $498,667 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $149,204.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES                SALES
-------------------------------------------------------------------------------
U.S. government securities                     $26,942,689          $25,912,868
                                               -----------          -----------
Investments (non-U.S. government securities)   $15,258,422          $15,091,342
                                               -----------          -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $25,696,865
                                                                    -----------
Gross unrealized depreciation                                       $  (876,854)
Gross unrealized appreciation                                           116,430
                                                                    -----------
    Net unrealized depreciation                                     $  (760,424)
                                                                    ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class Shares
                                     SIX MONTHS ENDED JUNE 30, 2000               YEAR ENDED DECEMBER 31, 1999
                                     ------------------------------               ----------------------------
                                        SHARES               AMOUNT               SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                            389,295           $4,248,685            1,640,010           $18,298,783
Shares issued to shareholders in
  reinvestment of distributions        123,702            1,291,450               40,575               456,070
Shares reacquired                     (365,023)          (3,972,466)            (527,405)           (5,805,014)
                                      --------           ----------             --------           -----------
    Net increase                       147,974           $1,567,669            1,153,180           $12,949,839
                                      ========           ==========            =========           ===========

Service Class Shares
                                        PERIOD ENDED JUNE 30, 2000*
                                        ---------------------------
                                        SHARES               AMOUNT
-------------------------------------------------------------------
Shares sold                                 19           $      200
Shares issued to shareholders in
  reinvestment of distributions             --                   --
Shares reacquired                           --                   --
                                      --------           ----------
    Net increase                            19           $      200
                                      ========           ==========

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $74. The series had no borrowings during the period.

(7) Restricted Securities
The series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2000, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.30% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                    DATE OF     SHARE/PAR
DESCRIPTION                     ACQUISITION        AMOUNT      COST      VALUE
-------------------------------------------------------------------------------
Kingdom of Morocco, 7.75s, 2009     4/27/00        85,000   $76,084    $76,075
                                                            -------    -------

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












(c)2000 MFS Investment Management(R).

[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING
                              GROWTH SERIES

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGERS
John W. Ballen*                                          For additional information,
Toni Y. Shimura*                                         contact your investment professional.

TREASURER                                                CUSTODIAN
James O. Yost*                                           State Street Bank and Trust Company

ASSISTANT TREASURERS                                     WORLD WIDE WEB
Mark E. Bradley*                                         www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

Respectfully,



       /s/ Jeffrey L. Shames
-------------------------------------
       Jeffrey L. Shames
Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided total returns of -2.29%, including the reinvestment of any distributions. This compares to returns of -0.42% and 3.04%, respectively, over the same period for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Russell 2000 Total Return Index (the Russell 2000). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Late in the first quarter, there was a global correction in the high-growth segments of the market in which we invest. Fueled by investor concerns over further Federal Reserve Board (Fed) interest rate increases, this correction in the valuations of technology, media, telecommunications, and biotechnology stocks continued into the first two months of the second quarter.

In early June, we began to see some signs that the Fed's six interest rate increases since last summer may have begun to slow the economy. Some key economic indicators, including a modest rise in unemployment, a slowing in housing starts, and lower-than-expected wage gains, gave us hope that there will be fewer or no increases going forward. We have also seen more attractive valuations in the high-growth areas of the market, and we believe we may have seen the lows in the NASDAQ Composite Index (an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System) following the correction earlier this year. While we anticipate further market volatility as investors adjust to the latest news on the economy and interest rates, we believe we may be entering a more favorable investment environment.

In light of the rising interest rate environment we had earlier this year, we reduced our positions in some of our highest-valuation stocks that we felt had limited upside potential, and selectively added more defensive holdings such as generic drug and pharmaceutical companies, as well as food and drug retailers. However, we still expect to find our best investment ideas in technology, telecommunications, and health care. Particularly in an environment where interest rates stabilize or drop, these high-growth segments of the market could continue to deliver superior revenue and earnings growth.

We continue to focus on technology as our core sector because we believe these companies offer the most attractive growth characteristics that we can identify across a range of industries. Although we have shifted our technology weightings from time to time, we believe we are well positioned to take advantage of what we expect to be much narrower leadership than we've seen in the past. We expect to see certain core, high-quality technology companies emerge as leaders in their respective markets, and we hope to own those companies that are first to market with new products and services.

Among our technology holdings are several companies that enable e-commerce, both business to business and business to consumer. We believe the most successful will be those with the scale to meet the demands of corporations eagerly buying the latest business technologies in order to stay competitive. Our technology holdings also include select Internet infrastructure and software companies such as VeriSign and Check Point, in addition to semiconductor companies such as Micron Technology and Intel.

With respect to telecommunications, we have reduced our holdings in telecom service providers because changes taking place in the industry -- most notably, the cost of doing business, particularly in terms of licensing and capital spending -- are expected to go higher and make these companies less profitable. Our largest telecom holdings currently are in equipment companies such as Nortel Networks, Corning, CIENA, and ADC Telecom. Despite some good investment opportunities, we probably won't see significant upside earnings surprises among the handset delivery companies.

In health care, we have targeted quality names like the emerging pharmaceutical company Sepracor and companies like PE Biosystems that make equipment used in genetics research. Among the thousands of health care companies available, we're focusing on the biotechnology and emerging pharmaceutical companies that we believe have the best intellectual property and product pipelines, both of which should help them better meet shareholder expectations. Finally, we're somewhat cautious on retail because rising interest rates tend to dampen consumer confidence and slow the pace of consumer spending.

We are in a volatile period where we need to see how much further interest rates must rise in order to cool off the economy. We remain optimistic on the long-term outlook for growth stocks, and believe the market leadership will continue to be in technology, telecommunications, and health care. Within these sectors, we are working to build positions in companies that we think can become leaders in their industries and deliver growth over long periods of time, thus creating value for shareholders.


Respectfully,


    /s/ John W. Ballen                             /s/ Toni Y. Shimura
---------------------------                    ----------------------------
    John W. Ballen                                 Toni Y. Shimura
    Portfolio Manager                             Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is a portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund. He joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Toni Y. Shimura is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Managed Sectors Fund and the Managed Sectors Series offered through MFS(R)/Sun Life annuity products. She is also a portfolio manager of MFS(R) Global Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the Global Growth Series and the Emerging Growth Series, both offered through MFS(R)/Sun Life annuity products. Ms. Shimura joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Ms. Shimura is a graduate of Wellesley College and the Sloan School of Management of the Massachusetts Institute of Technology.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $2.6 billion as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                                  6 Months              1 Year            3 Years              Life*
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -2.29%             +53.05%           +154.85%           +287.97%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --               +53.05%           + 36.59%           + 31.60%
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                  6 Months              1 Year            3 Years              Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -2.29%             +53.05%           +154.85%           +287.97%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --               +53.05%           + 36.59%           + 31.60%
---------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, July 24, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 95.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.1%
  Banks and Credit Companies - 0.4%
    Comerica, Inc.                                                    21,900             $      982,763
    First Tennessee National Corp.                                     1,600                     26,500
    PNC Bank Corp.                                                    92,600                  4,340,625
    Providian Financial Corp.                                         45,300                  4,077,000
                                                                                         --------------
                                                                                         $    9,426,888
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.4%
    Abbott Laboratories, Inc.                                        286,100             $   12,749,331
    Abgenix, Inc.*                                                    12,700                  1,522,214
    Alkermes, Inc.*                                                    5,000                    235,625
    Genentech, Inc.*                                                  84,700                 14,568,400
    Pharmacia Corp.                                                   49,600                  2,563,700
    Waters Corp.*                                                     27,100                  3,382,419
                                                                                         --------------
                                                                                         $   35,021,689
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.6%
    Seagate Technology, Inc.*                                         60,300             $    3,316,500
    Sun Microsystems, Inc.*                                          386,400                 35,138,250
    Texas Instruments, Inc.                                           28,700                  1,971,331
                                                                                         --------------
                                                                                         $   40,426,081
--------------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Amgen, Inc.*                                                     255,400             $   17,941,850
    Automatic Data Processing, Inc.                                  315,200                 16,882,900
    Bea Systems, Inc.*                                                12,400                    613,025
    Computer Sciences Corp.*                                         180,100                 13,451,219
    First Data Corp.                                                 168,900                  8,381,663
    Fiserv, Inc.*                                                     29,900                  1,293,175
    IMRglobal Corp.*                                                  13,300                    173,731
    Insight Enterprises, Inc.*                                         1,550                     91,934
    Learning Tree International, Inc.*                                92,600                  5,671,750
    Pegasus Systems, Inc.*                                             2,250                     24,469
                                                                                         --------------
                                                                                         $   64,525,716
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.3%
    Motorola, Inc.                                                    33,150             $      963,422
    Sprint Corp. (PCS Group)*                                        469,900                 27,959,050
    Voicestream Wireless Corp.*                                      257,490                 29,945,282
                                                                                         --------------
                                                                                         $   58,867,754
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Compaq Computer Corp.                                            129,200             $    3,302,675
    Dell Computer Corp.*                                             174,100                  8,585,306
                                                                                         --------------
                                                                                         $   11,887,981
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.8%
    Mercury Interactive Corp.*                                        45,300             $    4,382,775
    Microsoft Corp.*                                               1,159,400                 92,752,000
                                                                                         --------------
                                                                                         $   97,134,775
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Computer Software - Services - 1.8%
    EMC Corp.*                                                       592,100             $   45,554,694
    Internet Commerce Corp.*                                           5,800                     84,100
    Lightspan, Inc.*                                                   3,440                     18,920
                                                                                         --------------
                                                                                         $   45,657,714
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 15.1%
    Ariba, Inc.*                                                      15,000             $    1,470,703
    BMC Software, Inc.*                                              502,480                 18,332,669
    Brocade Communications Systems, Inc.*                             35,100                  6,440,302
    Cadence Design Systems, Inc.*                                    130,200                  2,652,825
    Computer Associates International, Inc.                          232,600                 11,906,212
    Comverse Technology, Inc.*                                        72,600                  6,751,800
    E.piphany, Inc.*                                                  16,200                  1,736,437
    Foundry Networks, Inc.*                                           15,500                  1,705,000
    I2 Technologies, Inc.*                                            33,900                  3,534,605
    Oracle Corp.*                                                  3,345,150                281,201,672
    Redback Networks, Inc.*                                           17,400                  3,097,200
    Siebel Systems, Inc.*                                             93,600                 15,309,450
    StorageNetworks, Inc.*                                             4,260                    384,465
    Sycamore Networks, Inc.*                                         121,300                 13,388,487
    VERITAS Software Corp.*                                          190,000                 21,472,969
                                                                                         --------------
                                                                                         $  389,384,796
--------------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    Tyco International Ltd.                                        1,756,958             $   83,235,885
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Philip Morris Cos., Inc.                                          32,100             $      852,656
    Carson, Inc.,"A"*                                                 65,300                    293,850
                                                                                         --------------
                                                                                         $    1,146,506
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Capstone Turbine Corp.*                                            2,770             $      124,823
    Emerson Electric Co.                                              22,100                  1,334,288
    General Electric Co.                                             255,800                 13,557,400
    Jabil Circuit, Inc.*                                              31,500                  1,563,187
    Micrel, Inc.*                                                      4,600                    199,813
                                                                                         --------------
                                                                                         $   16,779,511
--------------------------------------------------------------------------------------------------------
  Electronics - 17.0%
    Altera Corp.*                                                    653,100             $   66,575,381
    Analog Devices, Inc.*                                            492,200                 37,407,200
    Applied Materials, Inc.*                                          93,900                  8,509,687
    Atmel Corp.*                                                     143,300                  5,284,188
    ATMI, Inc.*                                                        2,200                    102,300
    Burr-Brown Corp.*                                                  2,850                    247,059
    Conductus, Inc.*                                                   8,400                    165,900
    Credence Systems Corp.*                                            4,600                    253,863
    Flextronics International Ltd.*                                  208,600                 14,328,212
    Intel Corp.                                                      569,400                 76,121,662
    Lam Research Corp.*                                              186,700                  7,001,250
    Linear Technology Corp.                                          232,500                 14,865,469
    LSI Logic Corp.*                                                 313,700                 16,979,012

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Electronics - continued
    LTX Corp.*                                                         5,900                    206,131
    Marvell Technology Group Ltd.*                                     2,300                    131,100
    Maxim Integrated Products, Inc.*                                   2,200                    149,463
    Microchip Technology, Inc.*                                        2,100                    122,358
    Micron Technology, Inc.*                                         968,800                 85,314,950
    National Semiconductor Corp.*                                    277,800                 15,765,150
    Novellus Systems, Inc.*                                           26,700                  1,510,219
    Photronics, Inc.*                                                  2,300                     65,263
    PMC-Sierra, Inc.*                                                 39,100                  6,947,581
    Quanta Services, Inc.*                                             3,600                    198,000
    Sanmina Corp.*                                                   135,040                 11,545,920
    SDL, Inc.*                                                         8,600                  2,452,613
    SIPEX Corp.*                                                      13,400                    371,013
    Solectron Corp.*                                                 177,300                  7,424,437
    Teradyne, Inc.*                                                  144,400                 10,613,400
    Xilinx, Inc.*                                                    548,500                 45,285,531
                                                                                         --------------
                                                                                         $  435,944,312
--------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    Devon Energy Corp.                                                60,300             $    3,388,106
    Dynegy, Inc.                                                     102,600                  7,008,863
                                                                                         --------------
                                                                                         $   10,396,969
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Clear Channel Communications, Inc.*                               88,500             $    6,637,500
    International Speedway Corp.                                       3,079                    127,394
    USA Networks, Inc.*                                              220,200                  4,761,825
    Viacom, Inc., "B"*                                               215,600                 14,701,225
                                                                                         --------------
                                                                                         $   26,227,944
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    American Express Co.                                              82,800             $    4,315,950
    Charter One Financial, Inc.                                       52,400                  1,205,200
    Citigroup, Inc.                                                  256,300                 15,442,075
    Golden West Financial Corp.                                      108,600                  4,432,237
    Household International, Inc.                                     90,800                  3,773,875
    Merrill Lynch & Co., Inc.                                        134,700                 15,490,500
    State Street Corp.                                                13,200                  1,400,025
    Waddell & Reed Financial, Inc., "A"                                3,000                     98,438
                                                                                         --------------
                                                                                         $   46,158,300
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    AXA Financial, Inc.                                              141,600             $    4,814,400
    Mellon Financial Corp.                                           117,100                  4,266,831
                                                                                         --------------
                                                                                         $    9,081,231
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Anheuser-Busch Cos., Inc.                                         63,500             $    4,742,656
    Coca-Cola Co.                                                     94,200                  5,410,613
                                                                                         --------------
                                                                                         $   10,153,269
--------------------------------------------------------------------------------------------------------


                                                                               9
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 VBF-3  8/00  4M

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Insurance - 0.5%
    American International Group, Inc.                                75,600             $    8,883,000
    Hartford Financial Services Group, Inc.                           68,400                  3,826,125
                                                                                         --------------
                                                                                         $   12,709,125
-------------------------------------------------------------------------------------------------------
  Internet - 2.2%
    Art Technology Group, Inc.*                                        7,000             $      706,563
    Juniper Networks, Inc.*                                           87,200                 12,693,050
    VeriSign, Inc.*                                                  245,387                 43,310,805
                                                                                         --------------
                                                                                         $   56,710,418
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Allergan, Inc.                                                    49,900             $    3,717,550
    Alza Corp.*                                                       23,600                  1,395,350
    American Home Products Corp.                                      49,100                  2,884,625
    Bausch & Lomb, Inc.                                               61,800                  4,781,775
    Bristol-Myers Squibb Co.                                         120,100                  6,995,825
    Immunex Corp.*                                                   147,400                  7,287,087
    Pfizer, Inc.                                                     526,475                 25,270,800
                                                                                         --------------
                                                                                         $   52,333,012
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.5%
    Allscripts, Inc.*                                                  3,650             $       83,950
    BioSource International, Inc.*                                    26,700                    594,075
    BioSphere Medical, Inc.*                                           9,800                    137,200
    Cardinal Health, Inc.                                             86,100                  6,371,400
    Human Genome Sciences, Inc.*                                       3,800                    506,825
    MedImmune, Inc.                                                   52,600                  3,892,400
    Merrill Lynch HOLDRs Trust*                                       55,400                  9,861,200
    PE Corp-PE Biosystems Group                                      245,000                 16,139,375
    Quest Diagnostics, Inc.*                                          18,500                  1,382,875
                                                                                         --------------
                                                                                         $   38,969,300
-------------------------------------------------------------------------------------------------------
  Office Equipment
    United Stationers, Inc.*                                           3,400             $      110,075
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Baker Hughes, Inc.                                               298,600             $    9,555,200
    Global Marine, Inc.*                                             144,000                  4,059,000
    Halliburton Co.                                                   83,600                  3,944,875
    Noble Affiliates, Inc.                                            27,800                  1,035,550
    Noble Drilling Corp.*                                            137,600                  5,667,400
    Weatherford International, Inc.*                                  51,000                  2,030,438
                                                                                         --------------
                                                                                         $   26,292,463
-------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Anadarko Petroleum Corp.                                         131,200             $    6,469,800
    Apache Corp.                                                      77,400                  4,552,087
    Coastal Corp.                                                    194,700                 11,852,362
    EOG Resources, Inc.                                              547,200                 18,331,200
    Grant Pride Co., Inc.*                                            51,000                  1,275,000
    Transocean Sedco Forex, Inc.                                      61,800                  3,302,438
                                                                                         --------------
                                                                                         $   45,782,887
-------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Pharmaceuticals - 1.5%
    Andrx Corp.*                                                      11,000             $      703,141
    Sepracor, Inc.*                                                  274,300                 33,087,437
    Teva Pharmaceutical Industries Ltd.                               83,000                  4,601,313
                                                                                         --------------
                                                                                         $   38,391,891
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    Cendant Corp.*                                                    68,679             $      961,506
-------------------------------------------------------------------------------------------------------
  Retail - 1.4%
    CVS Corp.                                                        176,000             $    7,040,000
    Kohl's Corp.*                                                     23,600                  1,312,750
    RadioShack Corp.*                                                224,600                 10,640,425
    Wal-Mart Stores, Inc.                                            287,700                 16,578,713
                                                                                         --------------
                                                                                         $   35,571,888
-------------------------------------------------------------------------------------------------------
  Special Products and Services
    Newport News Shipbuilding, Inc.                                      500             $       18,375
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Albertsons, Inc.                                                 150,700             $    5,010,775
    Kroger Co.*                                                      123,000                  2,713,687
    Safeway, Inc.*                                                   672,600                 30,351,075
                                                                                         --------------
                                                                                         $   38,075,537
-------------------------------------------------------------------------------------------------------
  Telecommunications - 15.6%
    ADC Telecommunications, Inc.*                                    253,804             $   21,287,810
    Amdocs Ltd.*                                                       6,900                    529,575
    AT&T Corp., "A"*                                                 412,400                 10,000,700
    Cabletron Systems, Inc.*                                         119,900                  3,027,475
    CIENA Corp.*                                                     307,400                 51,239,737
    Cisco Systems, Inc.*                                           2,100,812                133,532,863
    Corning, Inc.                                                    246,200                 66,443,225
    Emulex Corp.*                                                     20,600                  1,353,162
    Intermedia Communications, Inc.*                                   4,500                    133,875
    ITC Deltacom, Inc.*                                                3,500                     78,094
    JDS Uniphase Corp.*                                              143,042                 17,147,160
    Lucent Technologies, Inc.                                         22,100                  1,309,425
    Metromedia Fiber Network, Inc., "A"*                             804,970                 31,947,247
    MGC Communications, Inc.*                                         39,200                  2,349,550
    MRV Communications, Inc.*                                         21,600                  1,452,600
    New Focus, Inc.*                                                   1,710                    140,434
    NEXTEL Communications, Inc.*                                     102,000                  6,241,125
    Nextlink Communications, Inc., "A"*                               14,000                    531,125
    ONI Systems Corp.*                                                 3,560                    417,243
    Scientific-Atlanta, Inc.                                           3,500                    260,750
    Sprint Corp.*                                                    182,500                  9,307,500
    Tellabs, Inc.*                                                   288,300                 19,730,531
    WorldCom, Inc.*                                                  490,531                 22,503,110
                                                                                         --------------
                                                                                         $  400,964,316
-------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Utilities - Electric - 1.6%
    AES Corp.*                                                       194,600             $    8,878,625
    Calpine Corp.*                                                   508,600                 33,440,450
                                                                                         --------------
                                                                                         $   42,319,075
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Enron Corp.                                                      112,600             $    7,262,700
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $2,187,929,889
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.6%
  Bermuda - 0.3%
    Global Crossing Ltd. (Telecommunications)*                       288,300             $    7,585,894
-------------------------------------------------------------------------------------------------------
  Canada - 3.8%
    Call-Net Enterprises, Inc. (Telecommunications)*                   5,000             $       12,188
    Nortel Networks Corp. (Telecommunications)                     1,429,240                 97,545,630
                                                                                         --------------
                                                                                         $   97,557,818
-------------------------------------------------------------------------------------------------------
  Finland - 1.8%
    Nokia Corp., ADR (Telecommunications)                            730,900             $   36,499,319
    Sonera Oyj (Telecommunications)                                  195,800                  8,924,986
                                                                                         --------------
                                                                                         $   45,424,305
-------------------------------------------------------------------------------------------------------
  France - 1.0%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)               85,900             $    5,712,350
    Bouygues S.A. (Telecommunications)                                31,198                 20,847,131
                                                                                         --------------
                                                                                         $   26,559,481
-------------------------------------------------------------------------------------------------------
  Germany
    Medigene AG (Pharmaceuticals)*                                     3,350             $      217,458
    SAP AG, ADR (Computer Software - Systems)                          9,700                    455,294
                                                                                         --------------
                                                                                         $      672,752
-------------------------------------------------------------------------------------------------------
  Hong Kong
    China Telecom Ltd. (Telecommunications)                            1,000             $        8,820
-------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                                100,600             $   21,302,050
-------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Ericsson LM, ADR (Telecommunications)                          1,211,100             $   24,222,000
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    ARM Holdings PLC (Electronics)*                                  138,500             $    1,483,226
    ARM Holdings PLC, ADR (Electronics)*                             769,200                 25,287,450
    Vodafone AirTouch PLC (Telecommunications)*                    3,511,253                 14,180,700
    Vodafone AirTouch PLC, ADR (Telecommunications)                  218,500                  9,054,094
                                                                                         --------------
                                                                                         $   50,005,470
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  273,338,590
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,848,396,806)                                           $2,461,268,479
-------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Short-Term Obligations - 4.6%
-------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 7/03/00                     $ 100,000             $   99,961,778
    Federal Home Loan Mortgage Corp., due 7/03/00                     18,297                 18,290,321
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $  118,252,099
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,966,648,905)                                      $2,579,520,578

Other Assets, Less Liabilities - (0.3)%                                                      (8,524,354)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $2,570,996,224
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,966,648,905)        $2,579,520,578
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     21,699,106
  Cash                                                                  715,130
  Receivable for series shares sold                                   5,452,840
  Receivable for investments sold                                    50,238,827
  Interest and dividends receivable                                     494,558
  Deferred organization expenses                                            121
  Other assets                                                            6,736
                                                                 --------------
      Total assets                                               $2,658,127,896
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $    1,506,578
  Payable for investments purchased                                  63,620,432
  Collateral for securities loaned, at value                         21,699,106
  Payable to affiliates -
    Management fee                                                       51,979
    Shareholder servicing agent fee                                       2,426
    Administrative fee                                                    1,148
  Accrued expenses and other liabilities                                250,003
                                                                 --------------
      Total liabilities                                          $   87,131,672
                                                                 --------------
Net assets                                                       $2,570,996,224
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,680,911,518
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    612,867,823
  Accumulated net realized gain on investments and foreign
    currency transactions                                           278,738,592
  Accumulated net investment loss                                    (1,521,709)
                                                                 --------------
      Total                                                      $2,570,996,224
                                                                 ==============
Shares of beneficial interest outstanding                          73,340,864
                                                                   ==========
Initial Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $2,570,238,070 / 73,319,232
    shares of beneficial interest outstanding)                       $35.06
                                                                     ======
Service Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $758,154 / 21,632 shares of
    beneficial interest outstanding)                                 $35.05
                                                                     ======
See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                     $    6,917,791
    Dividends                                                         1,724,955
    Foreign taxes withheld                                             (117,703)
                                                                 --------------
      Total investment income                                    $    8,525,043
                                                                 --------------
  Expenses -
    Management fee                                               $    8,968,014
    Trustees' compensation                                               11,100
    Shareholder servicing agent fee                                     418,508
    Distribution fee (Service Class)                                        105
    Administrative fee                                                  179,190
    Custodian fee                                                       371,718
    Printing                                                             92,722
    Auditing fee                                                         18,850
    Legal fees                                                              906
    Amortization of organization expenses                                   916
    Miscellaneous                                                        84,934
                                                                 --------------
      Total expenses                                             $   10,146,963
    Fees paid indirectly                                               (100,211)
                                                                 --------------
      Net expenses                                               $   10,046,752
                                                                 --------------
        Net investment loss                                      $   (1,521,709)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  284,806,766
    Foreign currency transactions                                      (302,467)
                                                                 --------------
      Net realized gain on investments and foreign currency
        transactions                                             $  284,504,299
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (350,274,012)
    Translation of assets and liabilities in foreign currency           (12,722)
                                                                 --------------
      Net unrealized loss on investments and foreign currency
        translation                                              $ (350,286,734)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $  (65,782,435)
                                                                 --------------
          Decrease in net assets from operations                 $  (67,304,144)
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
- -------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 2000            DECEMBER 31, 1999
                                                              (UNAUDITED)
- -------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (1,521,709)              $   (2,876,317)
  Net realized gain on investments and foreign
    currency transactions                                     284,504,299                  175,149,671
  Net unrealized gain (loss) on investments and
    foreign currency translation                             (350,286,734)                 712,931,920
                                                           --------------               --------------
    Increase (decrease) in net assets from operations      $  (67,304,144)              $  885,205,274
                                                           --------------               --------------
Distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions (Initial Class)                             $ (131,948,496)              $         --
                                                           --------------               --------------
Net increase in net assets from series share
  transactions                                             $  637,720,760               $  338,336,291
                                                           --------------               --------------
      Total increase in net assets                         $  438,468,120               $1,223,541,565
Net assets:
  At beginning of period                                    2,132,528,104                  908,986,539
                                                           --------------               --------------
  At end of period (including accumulated net
    investment loss of $1,521,709 and $0,
    respectively)                                          $2,570,996,224               $2,132,528,104
                                                           ==============               ==============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
- -----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                       SIX MONTHS ENDED          ---------------------------------------------------------       DECEMBER 31,
                          JUNE 30, 2000                 1999            1998            1997          1996              1995*
                            (UNAUDITED)
- -----------------------------------------------------------------------------------------------------------------------------
                   INITIAL CLASS SHARES
- -----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $37.94               $21.47          $16.13          $13.24        $11.41             $10.00
                                 ------               ------          ------          ------        ------             ------
Income (loss) from investment operations# -
  Net investment income (loss)   $(0.02)              $(0.06)         $(0.05)         $(0.06)       $(0.01)            $ 0.01
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency          (0.85)               16.53            5.55            2.95          1.95               1.74
                                 ------               ------          ------          ------        ------             ------
    Total from investment
      operations                 $(0.87)              $16.47          $ 5.50          $ 2.89        $ 1.94             $ 1.75
                                 ------               ------          ------          ------        ------             ------
Less distributions declared to shareholders -
  From net investment income     $ --                 $ --            $ --            $ --          $ --               $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions         (2.01)                --             (0.05)           --           (0.06)             (0.26)
  In excess of net realized gain
    on investments and foreign
    currency transactions          --                   --             (0.11)           --           (0.05)              --
  From paid-in capital             --                   --              --              --            --                (0.07)
                                 ------               ------          ------          ------        ------             ------
    Total distributions
      declared to shareholders   $(2.01)              $ --            $(0.16)         $ --          $(0.11)            $(0.34)
                                 ------               ------          ------          ------        ------             ------
Net asset value - end of
  period                         $35.06               $37.94          $21.47          $16.13        $13.24             $11.41
                                 ======               ======          ======          ======        ======             ======
Total return                      (2.29)%++            76.71%          34.16%          21.90%        17.02%             17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                       0.85%+               0.84%           0.85%           0.90%         1.00%              1.00%+
  Net investment income
    (loss)                        (0.13)%+             (0.23)%         (0.29)%         (0.38)%       (0.08)%             0.10%+
Portfolio turnover                  101%                 176%             71%            112%           96%                73%
Net assets at end of period
  (000 Omitted)              $2,570,239           $2,132,528        $908,987        $384,480      $104,956             $3,869

(S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed to maintain the expenses of the series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss#                                                            $(0.05)       $(0.03)            $(0.18)
      Ratios (to average net assets):
        Expenses##                                                                      0.87%         1.16%              2.91%+
        Net investment loss                                                            (0.35)%       (0.23)%            (1.78)%+
  * For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

- ------------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                                JUNE 30, 2000*
                                                                 (UNAUDITED)
- ------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
- ------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $35.70
                                                                  ------
Income (loss) from investment operations# -
  Net investment loss                                             $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                       (0.63)
                                                                  ------
    Total from investment operations                              $(0.65)
                                                                  ------
Net asset value - end of period                                   $35.05
                                                                  ======
Total return                                                       (1.82)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        1.05%+
  Net investment loss                                              (0.42)%+
Portfolio turnover                                                   101%
Net assets at end of period (000 Omitted)                           $758

 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
MFS Emerging Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 124 shareholders of the series.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $70,879,659. These loans were collateralized by U.S. Treasury securities of $50,233,799 and cash of $21,699,106, which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                       SHARES         AND VALUE
--------------------------------------------------------------------------------
Bayerische- und Vereinsbank, 6.26%, due 7/20/00   $ 1,000,000       $   999,813
Salomon Smith Barney, Inc., 7.13%, due 7/3/00      10,699,293        10,699,293
Salomon Smith Barney, Inc., 6.85%, due 7/3/00      10,000,000        10,000,000
                                                  -----------       -----------
Total investments of cash collateral for
  securities loaned                               $21,699,293       $21,699,106
                                                  ===========       ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified, as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
- ------------------------------------------------------------------------------
U.S. government securities                     $    9,218,134    $    8,359,927
                                               --------------    --------------
Investments (non-U.S. government securities)   $2,624,632,882    $2,180,628,133
                                               --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,966,648,905
                                                                 --------------
Gross unrealized appreciation                                    $  687,426,324
Gross unrealized depreciation                                       (74,554,651)
                                                                 --------------
    Net unrealized appreciation                                  $  612,871,673
                                                                 ==============

(5) SHARES OF BENEFICIAL INTEREST
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                    SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                  --------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
- --------------------------------------------------------------------------------------------------------
Shares sold                         19,715,743      $  742,653,169        30,176,209      $  743,064,297
Shares issued to shareholders
  in reinvestment of
  distributions                      3,782,927         131,948,486          --                 --
Shares reacquired                   (6,387,180)       (237,618,437)      (16,305,783)       (404,728,006)
                                    ----------      --------------        ----------      --------------
    Net increase                    17,111,490      $  636,983,218        13,870,426      $  338,336,291
                                    ==========      ==============        ==========      ==============

Service Class shares

                                       PERIOD ENDED JUNE 30, 2000*
                                  --------------------------------
                                        SHARES              AMOUNT
- ------------------------------------------------------------------
Shares sold                             22,118      $      753,813
Shares reacquired                         (486)            (16,271)
                                    ----------      --------------
    Net increase                        21,632      $      737,542
                                    ==========      ==============

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) LINE OF CREDIT
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $9,462. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              VEG-3  8/00  114M

[Logo] M F S (R)

INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH SERIES

MFS(R) GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
                                                         Massachusetts Financial Services Company
Jeffrey L. Shames* - Chairman and Chief Executive        500 Boylston Street
Officer, MFS Investment Management(R)                    Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private investor and           DISTRIBUTOR
trustee                                                  MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+ - Private investor and real            Boston, MA 02116-3741
estate consultant; Vice Chairman, Capitol
Entertainment Management Company (video franchise)       INVESTOR SERVICE
                                                         MFS Service Center, Inc.
CHAIRMAN AND PRESIDENT                                   P.O. Box 2281
Jeffrey L. Shames*                                       Boston, MA 02107-9906

PORTFOLIO MANAGER                                        For additional information,
Stephen Pesek*                                           contact your investment professional.

TREASURER                                                CUSTODIAN
James O. Yost*                                           State Street Bank and Trust Company

ASSISTANT TREASURERS                                     WORLD WIDE WEB
Mark E. Bradley*                                         www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,


         /s/ Jeffrey L. Shames
    -----------------------------------
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided a total return of 3.51%, including the reinvestment of any dividends. This compares to a -0.42% return over the same period for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P
500). The S&P 500 is a popular, unmanaged index of common stock performance. The series' return also compares to a 2.36% return for the average growth fund tracked by Lipper Inc., an independent firm that reports performance.

During a period that included dramatic market volatility, the series outperformed both its benchmark and a majority of its peers. We attribute that to several factors. First, we tend to be well diversified across both companies and sectors; we avoid taking very big positions in any individual holding. In our experience, that mitigates some of the volatility in a down market. Second, we cut back our technology holdings early in the first quarter of 2000 because some of these stocks reached the price targets we had set for them and others, we felt, had risen to overly high valuations. That helped us weather a correction that largely affected technology stocks. Third, we used the correction as an opportunity to add to our positions in what we view as some very good companies at bargain prices. Cisco Systems is one example.

Over the past six months, we think the likelihood of a slowdown in corporate earnings has risen with the Federal Reserve Board's (the Fed's) increases in interest rates. This has led us to increase the portfolio's diversification into sectors we believe may be less exposed to the economic cycle. Two examples are health care and business services.

We increased our weighting in health care stocks mainly by adding pharmaceutical holdings such as Pharmacia and Warner-Lambert. The portfolio profited handsomely when Warner-Lambert's stock rose on the news of its pending acquisition by Pfizer, which was completed in June, and Pfizer continues to be a significant holding. Short term, we expect there will continue to be a lot of rhetoric out of Washington regarding health care regulation, but in the long term we don't think that will seriously impact what our research indicates are strong earnings outlooks for our pharmaceutical holdings.

Business services companies provide services that enable larger companies to become more efficient by downsizing and outsourcing. Two examples are Computer Sciences, an information technology consulting firm, and Automatic Data Processing, which we feel is the market leader in payroll processing. In addition to their strong growth prospects, we think many business services companies offer relatively predictable, consistent revenues because much of their work tends to come from long-term contracts.

We continue to have a bullish long-term outlook for the portfolio's technology and telecommunications holdings, although in the short term we feel some of these companies could be sensitive to an economic slowdown. A look at current spending patterns around the world offers a reason for optimism. According to our research, spending on information technology is increasing in every area of the world, and in the United States spending this year is estimated to reach nearly 5% of gross domestic product. By comparison, however, Europe will spend about half of that figure, while Japan and other Asian countries will spend even less. We believe that in the long term these foreign economies will need to dramatically increase their technology spending in order to remain competitive with the United States -- and that a significant portion of that spending may go to companies in our portfolio that are already leaders of the communications and technology revolution, such as Cisco, Nortel, Corning, and Intel.

In describing our overall investment style and strategy, two phrases we often use are "sustainable competitive advantage" and "flexible and opportunistic." What we try to find for the portfolio are good businesses selling at reasonable valuations, and one of our definitions of a good business is one that exhibits a sustainable competitive advantage. Often that's a large market share; we tend to invest in businesses with very few competitors. A patented product is another form of competitive advantage; an example would be a pharmaceutical company with the most effective drug for a certain disease or condition. Lowest cost may be another form of sustainable competitive advantage.

Micron Technology, which became one of our top holdings during the period, offers an example. We believe the company has become a dominant global manufacturer of dynamic random access memory (DRAM) computer chips, which are essential components of computer hard drives, wireless phones, and other devices. According to our research, Micron's market share was about 8% in 1997 and is expected to reach nearly 20% this year; globally, it is one of the two lowest-cost producers. It is also the only DRAM manufacturer that has added significant production capacity since 1996, by acquiring a chip factory from Texas Instruments. Currently, demand for DRAM chips is outstripping supply; we feel this situation could continue for some time and lead to dramatic price increases. So we believe Micron has a sustainable competitive advantage as a result of being one of the lowest-cost producers and having a dominant market share of a product experiencing high demand.

Flexible and opportunistic are really two aspects of the same strategy. As long-term investors, we try to buy stocks we believe we can hold for three years or more. But we also recognize that the investing landscape changes daily and has become increasingly volatile in recent years, due largely to the instantaneous flow of large amounts of information. We try to be flexible and take advantage of the opportunities that the market presents, in part by purchasing stocks we believe have strong growth prospects over the long term but are undervalued over the short term -- perhaps because of some negative announcement or what we believe is a false rumor. Everything continues to be driven by our Original Research(SM); in many cases our analysts have identified companies we would like to invest in when a drop in their stock prices presents us with an opportunity.

    Respectfully,

    /s/ Stephen Pesek
    -----------------------------
    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek is Senior Vice President of MFS Investment Management(R) and portfolio manager of Massachusetts Investors Growth Stock Fund, MFS(R) Core Growth Fund, and the Massachusetts Investors Growth Stock Series offered through MFS(R)/Sun Life annuity products. He is also a portfolio manager of MFS(R) Institutional Large Cap Growth Fund and MFS(R) Growth Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Pesek joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at a major investment management firm as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception:  Initial Class  May 3, 1999
                  Service Class  May 1, 2000

Size: $61.9 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                    6 Months          1 Year           Life*
-----------------------------------------------------------------------------
Cumulative Total Return               +3.51%         +26.34%         +44.92%
-----------------------------------------------------------------------------
Average Annual Total Return             --           +26.34%         +37.73%
-----------------------------------------------------------------------------

SERVICE CLASS
                                    6 Months          1 Year           Life*
-----------------------------------------------------------------------------
Cumulative Total Return               +3.51%         +26.34%         +44.92%
-----------------------------------------------------------------------------
Average Annual Total Return             --           +26.34%         +37.73%
-----------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 3, 1999, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 92.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.9%
  Banks and Credit Companies - 0.5%
    Providian Financial Corp.                                            3,535             $    318,150
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                                           15,700             $    699,631
    Waters Corp.*                                                        3,090                  385,671
                                                                                           ------------
                                                                                           $  1,085,302
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.1%
    Seagate Technology, Inc.*                                           10,300             $    566,500
    Sun Microsystems, Inc.*                                              8,300                  754,781
                                                                                           ------------
                                                                                           $  1,321,281
-------------------------------------------------------------------------------------------------------
  Business Services - 3.8%
    Automatic Data Processing, Inc.                                     14,000             $    749,875
    Bea Systems, Inc.*                                                   1,840                   90,965
    BISYS Group, Inc.*                                                   3,000                  184,500
    Computer Sciences Corp.*                                            10,020                  748,369
    First Data Corp.                                                     9,810                  486,821
    Fiserv, Inc.*                                                        2,580                  111,585
    Predictive Systems, Inc.*                                               35                    1,258
                                                                                           ------------
                                                                                           $  2,373,373
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.2%
    AirGate PCS, Inc.*                                                      25             $      1,314
    Motorola, Inc.                                                      10,106                  293,706
    Sprint Corp. (PCS Group)*                                           15,260                  907,970
    Voicestream Wireless Corp.*                                          1,200                  139,556
                                                                                           ------------
                                                                                           $  1,342,546
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.7%
    Compaq Computer Corp.                                                6,800             $    173,825
    Dell Computer Corp.*                                                17,300                  853,106
                                                                                           ------------
                                                                                           $  1,026,931
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.3%
    Mercury Interactive Corp.*                                           1,500             $    145,125
    Microsoft Corp.*                                                    23,990                1,919,200
                                                                                           ------------
                                                                                           $  2,064,325
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    EMC Corp.*                                                          11,080             $    852,468
    Metasolv Software, Inc.*                                                10                      440
                                                                                           ------------
                                                                                           $    852,908
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.8%
    BMC Software, Inc.*                                                  9,150             $    333,832
    Cadence Design Systems, Inc.*                                       19,630                  399,961
    Commerce One, Inc.*                                                  1,300                   58,988
    Computer Associates International, Inc.                              9,910                  507,268
    Comverse Technology, Inc.*                                           4,100                  381,300
    E.piphany, Inc.*                                                     1,200                  128,625
    Foundry Networks, Inc.*                                                800                   88,000
    I2 Technologies, Inc.*                                                 300                   31,280
    Oracle Corp.*                                                        9,430                  792,709
    Rational Software Corp.*                                             6,400                  594,800
    Siebel Systems, Inc.*                                                1,320                  215,902


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Computer Software - Systems - continued
    StorageNetworks, Inc.*                                                  80                       80
    VERITAS Software Corp.*                                                300                   33,905
                                                                                           ------------
                                                                                           $  3,573,790
--------------------------------------------------------------------------------------------------------
  Conglomerates - 2.5%
    Tyco International Ltd.                                             32,700             $  1,549,162
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Philip Morris Cos., Inc.                                             7,700             $    204,531
    Clorox Co.                                                           3,700                  165,806
    Gillette Co.                                                            10                      350
                                                                                           ------------
                                                                                           $    370,687
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Capstone Turbine Corp.*                                                 70             $      3,154
    Emerson Electric Co.                                                 2,600                  156,975
    General Electric Co.                                                18,990                1,006,470
    Jabil Circuit, Inc.*                                                   100                    4,963
                                                                                           ------------
                                                                                           $  1,171,562
--------------------------------------------------------------------------------------------------------
  Electronics - 9.9%
    Altera Corp.*                                                        3,140             $    320,084
    Analog Devices, Inc.*                                                3,660                  278,160
    Applied Materials, Inc.*                                             1,500                  135,938
    Atmel Corp.*                                                         3,960                  146,025
    Flextronics International Ltd.*                                      9,662                  663,659
    Intel Corp.                                                         11,480                1,534,732
    Lam Research Corp.*                                                 10,660                  399,750
    LSI Logic Corp.*                                                    10,460                  566,147
    Marvell Technology Group Ltd.*                                         100                    5,700
    Micron Technology, Inc.*                                            17,700                1,558,706
    National Semiconductor Corp.*                                        8,850                  502,238
                                                                                           ------------
                                                                                           $  6,111,139
--------------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Dynegy, Inc.                                                         2,600             $    177,613
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    Gemstar International Group Ltd.*                                      160             $      9,832
    Harrah's Entertainment, Inc.*                                          210                    4,397
    Infinity Broadcasting Corp., "A"*                                    7,210                  262,714
    Radio Unica Communications Co.*                                         25                      175
    Time Warner, Inc.                                                    6,270                  476,520
    Univision Communications, Inc., "A"*                                 1,790                  185,265
    USA Networks, Inc.*                                                 15,600                  337,350
    Viacom, Inc., "B"*                                                  11,635                  793,362
                                                                                           ------------
                                                                                           $  2,069,615
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.2%
    American Express Co.                                                 3,140             $    163,672
    Associates First Capital Corp., "A"                                 12,300                  274,444
    Citigroup, Inc.                                                      9,980                  601,295
    Freddie Mac Corp.                                                   12,900                  522,450

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Financial Institutions - continued
    Morgan Stanley Dean Witter & Co.                                       400                   33,300
    State Street Corp.                                                   3,740                  396,674
                                                                                           ------------
                                                                                           $  1,991,835
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                                 13,300             $    452,200
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.9%
    Anheuser-Busch Cos., Inc.                                            7,600             $    567,625
    Coca-Cola Co.                                                       10,900                  626,069
                                                                                           ------------
                                                                                           $  1,193,694
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.5%
    HCA Healthcare Co.*                                                 11,200             $    340,200
--------------------------------------------------------------------------------------------------------
  Insurance - 3.0%
    American International Group, Inc.                                   7,377             $    866,797
    Hartford Financial Services Group, Inc.                              9,900                  553,781
    Lincoln National Corp.                                               3,760                  135,830
    Marsh & McLennan Cos., Inc.                                          2,900                  302,869
                                                                                           ------------
                                                                                           $  1,859,277
--------------------------------------------------------------------------------------------------------
  Internet - 2.4%
    Art Technology Group, Inc.*                                          1,000             $    100,937
    Cobalt Networks, Inc.*                                                  10                      579
    Data Return Corp.*                                                      25                      725
    Juniper Networks, Inc.*                                                700                  101,894
    Lifeminders, Inc.*                                                      10                      296
    Retek, Inc.*                                                            10                      320
    VeriSign, Inc.*                                                      7,340                1,295,510
                                                                                           ------------
                                                                                           $  1,500,261
--------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                                    6,090             $    225,330
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.5%
    Alza Corp.*                                                          2,600             $    153,725
    American Home Products Corp.                                        18,095                1,063,081
    Bausch & Lomb, Inc.                                                  4,450                  344,319
    Baxter International, Inc.                                              85                    5,977
    Bristol-Myers Squibb Co.                                            10,380                  604,635
                                                                                           ------------
                                                                                           $  2,171,737
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.8%
    Cardinal Health, Inc.                                                  270             $     19,980
    Edwards Lifesciences Corp.*                                             17                      315
    Genzyme Corp.*                                                       1,000                   59,438
    PE Corp. - PE Biosystems Group                                       5,900                  388,662
                                                                                           ------------
                                                                                           $    468,395
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.5%
    Baker Hughes, Inc.                                                  17,100             $    547,200
    Global Marine, Inc.*                                                 9,900                  279,056
    Halliburton Co.                                                      9,330                  440,259
    Noble Drilling Corp.*                                                6,430                  264,836
                                                                                           ------------
                                                                                           $  1,531,351
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Oils - 1.5%
    Apache Corp.                                                         1,320             $     77,633
    Coastal Corp.                                                        6,300                  383,512
    Transocean Sedco Forex, Inc.                                         8,290                  442,997
                                                                                           ------------
                                                                                           $    904,142
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.0%
    Pfizer, Inc.                                                        25,390             $  1,218,720
    Pharmacia Corp.                                                     20,379                1,053,339
    Sepracor, Inc.*                                                      1,600                  193,000
                                                                                           ------------
                                                                                           $  2,465,059
--------------------------------------------------------------------------------------------------------
  Retail - 2.2%
    CVS Corp.                                                           19,955             $    798,200
    Office Depot, Inc.*                                                  4,620                   28,875
    RadioShack Corp.                                                     8,540                  404,582
    Wal-Mart Stores, Inc.                                                2,600                  149,825
                                                                                           ------------
                                                                                           $  1,381,482
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.2%
    Kroger Co.*                                                         12,200             $    269,163
    Safeway, Inc.*                                                      24,060                1,085,707
                                                                                           ------------
                                                                                           $  1,354,870
--------------------------------------------------------------------------------------------------------
  Telecommunications - 11.4%
    Alltel Corp.                                                         2,300             $    142,456
    Amdocs Ltd.*                                                         2,550                  195,713
    American Tower Corp., "A"*                                          13,390                  558,196
    AT&T Corp., "A"*                                                    12,120                  293,910
    Cabletron Systems, Inc.*                                             4,360                  110,090
    Cisco Systems, Inc.*                                                27,180                1,727,629
    Corning, Inc.                                                        4,575                1,234,678
    Metromedia Fiber Network, Inc., "A"*                                17,440                  692,150
    NEXTEL Communications, Inc.*                                         6,100                  373,244
    Nextlink Communications, Inc., "A"*                                  8,700                  330,056
    NTL, Inc.*                                                           6,500                  389,187
    Tellabs, Inc.*                                                       4,500                  307,969
    UnitedGlobalCom, Inc.*                                               2,840                  132,770
    Vignette Corp.*                                                        600                   31,209
    WorldCom, Inc.*                                                     11,100                  509,212
                                                                                           ------------
                                                                                           $  7,028,469
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.9%
    Comcast Corp., "A"*                                                 13,890             $    562,545
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    AES Corp.*                                                          22,600             $  1,031,125
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Enron Corp.                                                            660             $     42,570
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $ 51,912,926
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.2%
  Bermuda - 0.9%
    Global Crossing Ltd. (Telecommunications)*                          21,850             $    574,928
--------------------------------------------------------------------------------------------------------
  Canada - 2.8%
    Nortel Networks Corp. (Telecommunications)                          25,160             $  1,717,170
--------------------------------------------------------------------------------------------------------
  Germany
    SAP AG, ADR (Computer Software - Systems)                               30             $      1,408
--------------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                                    2,500             $    529,375
--------------------------------------------------------------------------------------------------------
  Japan - 0.6%
    Fast Retailing Co. (Retail)                                            800             $    334,842
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Royal Dutch Petroleum Co. (Oils)                                    13,700             $    851,379
--------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Telefonaktiebolaget LM Ericsson AB (Telecommunications)              4,220             $     83,539
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    HSBC Holdings PLC (Banks and Credit Cos.)*                          12,300             $    140,561
    Vodafone AirTouch PLC (Telecommunications)*                        198,825                  802,983
                                                                                           ------------
                                                                                           $    943,544
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  5,036,185
- -------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $53,887,709)                                                $ 56,949,111
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.2%
-


-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
- -------------------------------------------------------------------------------------------------------
      Federal Home Loan Bank, due 7/03/00, at Amortized
        Cost                                                           $ 5,071             $  5,069,149
- -------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $58,956,858)                                           $ 62,018,260

Other Assets, Less Liabilities - (0.3)%                                                        (156,123)
- -------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $ 61,862,137
- -------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
- ------------------------------------------------------------------------------
JUNE 30, 2000
- ------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $58,956,858)             $ 62,018,260
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         9,055,374
  Cash                                                                      545
  Foreign currency, at value (identified cost, $86)                          80
  Receivable for series shares sold                                     695,346
  Receivable for investments sold                                       712,030
  Dividends receivable                                                   18,505
                                                                   ------------
      Total assets                                                 $ 72,500,140
                                                                   ------------
Liabilities:
  Payable for series shares reacquired                             $      1,376
  Payable for investments purchased                                   1,579,726
  Collateral for securities loaned, at value                          9,055,374
  Payable to affiliates -
    Management fee                                                        1,247
    Reimbursement fee                                                       249
    Distribution fee                                                         31
                                                                   ------------
      Total liabilities                                            $ 10,638,003
                                                                   ------------
Net assets                                                         $ 61,862,137
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 58,314,685
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                                3,060,848
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                       448,223
  Accumulated undistributed net investment income                        38,381
                                                                   ------------
      Total                                                        $ 61,862,137
                                                                   ============
Shares of beneficial interest outstanding                           4,314,996
                                                                    =========
Initial Class:
  Net asset value per share
    (net assets of $55,891,107 / 3,898,303 shares of beneficial
    interest outstanding)                                             $14.34
                                                                      ======
Service Class:
  Net asset value per share
    (net asset of $5,971,030 / 416,693 shares of beneficial
    interest outstanding)                                             $14.33
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
- ------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
- ------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $    142,003
    Dividends                                                            72,759
    Foreign taxes withheld                                                 (972)
                                                                   ------------
      Total investment income                                      $    213,790
                                                                   ------------
  Expenses -
    Management fee                                                 $    138,255
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                       6,452
    Distribution fee (Service Class)                                        772
    Administrative fee                                                    3,054
    Custodian fee                                                        12,139
    Printing                                                              4,237
    Auditing fees                                                        15,400
    Legal fees                                                              967
    Miscellaneous                                                           869
                                                                   ------------
      Total expenses                                               $    183,235
    Fees paid indirectly                                                   (698)
    Reduction of expenses by investment adviser                          (5,725)
                                                                   ------------
      Net expenses                                                 $    176,812
                                                                   ------------
        Net investment income                                      $     36,978
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $    575,996
    Foreign currency transactions                                        (7,907)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $    568,089
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $    650,304
    Translation of assets and liabilities in foreign currencies            (553)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $    649,751
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  1,217,840
                                                                   ------------
          Increase in net assets from operations                   $  1,254,818
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED             PERIOD ENDED*
                                                                 JUNE 30, 2000            DECEMBER 31, 1999
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $     36,978                 $     25,464
  Net realized gain on investments and foreign currency
   transactions                                                      568,089                      203,087
  Net unrealized gain on investments and foreign
    currency translation                                             649,751                    2,411,097
                                                                ------------                 ------------
    Increase in net assets from operations                      $  1,254,818                 $  2,639,648
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                            --                        (25,464)
  Net realized gain on investments and foreign currency
    transactions (Initial Class)                                    (282,095)                     (36,772)
  In excess of net investment income (Initial Class)                    --                         (2,683)
                                                                ------------                 ------------
      Total distributions declared to shareholders              $   (282,095)                $    (64,919)
                                                                ------------                 ------------
Net increase in net assets from series share
  transactions                                                  $ 42,000,186                 $ 16,314,499
                                                                ------------                 ------------
      Total increase in net assets                              $ 42,972,909                 $ 18,889,228
Net assets:
  At beginning of period                                          18,889,228                         --
                                                                ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $38,381 and $1,403,
    respectively)                                               $ 61,862,137                 $ 18,889,228
                                                                ============                 ============

* For the period from the commencement of the series' investment operations, May 3, 1999, through
  December 31, 1999.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                            SIX MONTHS ENDED     PERIOD ENDED
                                               JUNE 30, 2000     DECEMBER 31,
                                                 (UNAUDITED)            1999*
-------------------------------------------------------------------------------
                                              INITIAL CLASS
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                 $13.95           $10.00
                                                      ------           ------
Income from investment operations# -
  Net investment income(S)                            $ 0.01           $ 0.06
  Net realized and unrealized gain on investments
    and foreign currency                                0.48             3.94
                                                      ------           ------
    Total from investment operations                  $ 0.49           $ 4.00
                                                      ------           ------
Less distributions declared to shareholders -
  From net investment income                          $ --             $(0.02)
  From net realized gain on investments and foreign
    currency transactions                              (0.10)           (0.03)
  In excess of net investment income                    --                -- +++
                                                      ------           ------
    Total distributions declared to shareholders      $(0.10)          $(0.05)
                                                      ------           ------
Net asset value - end of period                       $14.34           $13.95
                                                      ======           ======
Total return                                            3.51%++         40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.95%+           1.01%+
  Net investment income                                 0.20%+           0.71%+
Portfolio turnover                                       103%              73%
Net assets at end of period (000 omitted)             55,891          $18,889

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income                        $ 0.01           $ 0.02
         Ratios (to average net assets):
           Expenses##                                   0.98%+           1.47%+
           Net investment income                        0.17%+           0.25%+
    * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2000*
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  SERVICE CLASS
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $14.27
                                                                      ------
Income from investment operations# -
  Net investment income                                               $ --  +++
  Net realized and unrealized gain on investments and foreign
    currency                                                            0.06
                                                                      ------
  Total from investment operations                                    $ 0.06
                                                                      ------
Net asset value - end of period                                       $14.33
                                                                      ======
Total return                                                            3.51%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.15%+
  Net investment income                                                 0.01%+
Portfolio turnover                                                       103%
Net assets at end of period (000 omitted)                             $5,971

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                         $ --  +++
        Ratios (to average net assets):
          Expenses##                                                  1.18%+
          Net investment loss                                        (0.02)%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
MFS Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 24 shareholders in the series.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $8,810,447. These loans were collateralized by U.S. Treasury securities of $18,308 and cash of $9,055,374 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                  SHARES              AND VALUE
- ------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   9,055,374             $9,055,374

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $328 under this arrangement. This series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of this series. For the period, the series custodian fees were reduced by $370 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee was not greater than 0.25% of the daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses owed to MFS by the series amounted to $22,093.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan relating to Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee of 0.25% per annum of the its average daily net assets attributable to the Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                   PURCHASES            SALES
- -----------------------------------------------------------------------------
U.S. government securities                       $   761,010      $   165,679
                                                 -----------      -----------
Investments (non-U.S. government securities)     $75,190,237      $33,964,472
                                                 -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $58,956,858
                                                                   -----------
Gross unrealized appreciation                                      $ 4,515,116
Gross unrealized depreciation                                       (1,453,714)
                                                                   -----------
    Net unrealized appreciation                                    $ 3,061,402
                                                                   ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class
                                       SIX MONTHS ENDED JUNE 30, 2000       PERIOD ENDED DECEMBER 31, 1999*
                                       ------------------------------       -------------------------------
                                           SHARES              AMOUNT            SHARES              AMOUNT
- -----------------------------------------------------------------------------------------------------------
Shares sold                             2,740,769         $38,963,381         1,306,924         $17,118,606
Shares issued to shareholders in
  reinvestment of distributions            19,838             282,092            18,737             311,327
Shares reacquired                        (216,086)         (3,111,682)         (387,890)         (5,004,681)
                                        ---------         -----------         ---------         -----------
    Net increase                        2,544,521         $36,133,791           937,771         $12,425,252
                                        =========         ===========         =========         ===========

Service Class
                                         PERIOD ENDED JUNE 30, 2000**
                                         ----------------------------
                                           SHARES              AMOUNT
- ---------------------------------------------------------------------
Shares sold                               417,948         $ 5,884,745
Shares reacquired                          (1,255)            (18,350)
                                        ---------         -----------
    Net increase                          416,693         $ 5,866,395
                                        =========         ===========

 * For the period from the commencement of the series' investment operations, May 3, 1999, through
   December 31, 1999.
** For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $10. The series had no significant borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                            VGS-3  8/00   19.5M

[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
  We invented the mutual fund(R)                               June 30, 2000


                               [graphic omitted]

                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH WITH
                                INCOME SERIES

MFS(R) GROWTH WITH INCOME SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES
Jeffrey L. Shames* - Chairman and Chief Executive        INVESTMENT ADVISER
Officer, MFS Investment Management(R)                    Massachusetts Financial Services Company
                                                         500 Boylston Street
Nelson J. Darling, Jr.+ - Private investor and           Boston, MA 02116-3741
trustee
                                                         DISTRIBUTOR
William R. Gutow+ - Private investor and real            MFS Fund Distributors, Inc.
estate consultant; Vice Chairman, Capitol                500 Boylston Street
Entertainment Management Company (video franchise)       Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       INVESTOR SERVICE
                                                         MFS Service Center, Inc.
PORTFOLIO MANAGER                                        P.O. Box 2281
John D. Laupheimer, Jr.*                                 Boston, MA 02107-9906

TREASURER                                                For additional information,
James O. Yost*                                           contact your investment professional.

ASSISTANT TREASURERS                                     CUSTODIAN
Mark E. Bradley*                                         State Street Bank and Trust Company
Ellen Moynihan*
                                                         WORLD WIDE WEB
SECRETARY                                                www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

    /s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided total returns of 0.52%, including the reinvestment of any distributions. This compares to a -0.42% return for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

During a difficult period for stocks the series managed to outperform the S&P 500, primarily because we kept a close eye on valuations in the portfolio. As a result, we were underweighted in technology stocks relative to the S&P 500, which has been a big advantage in this volatile environment. At the same time, we're not simply value investors; we also try to seek out growth at the right price. Our broad stock selection expresses this philosophy and proved to be a significant contributor to performance. Our well-diversified portfolio includes Hartford Financial Services, State Street Corp., Pharmacia, Pfizer, Safeway, and BP Amoco, which are all great examples of stocks that we believe offer favorable growth opportunities at reasonable valuations.

In the technology sector, we think there are a lot of opportunities and the potential for large profits. Some of the fastest-growing and most innovative companies in the world are the ones that create new technologies. However, we recently decreased the portfolio's exposure to this sector because we could not ignore their valuations. If stock prices get too far ahead, which we felt they did in the first quarter of 2000, the stocks have to tread water until the companies' growth rates can catch up. Very few industries can grow 30% per year over the long term, but we had a period over the last year where many tech stocks were up well over 100%, and we felt that was just too far too fast. With that in mind, while the portfolio has remained underweighted in technology versus the S&P 500, it is still the largest sector weighting in the portfolio because we continue to see great opportunities for long-term growth.

Early in the year, we were buying pharmaceutical stocks when most investors shunned that sector. There were several reasons why we were bullish on these stocks. First, we believe many of the issues surrounding the industry's decline in 1999 have subsided, including the threat of onerous government pricing regulation and Medicare reform. Second, many drug stocks maintained strong growth rates in 1999 and 2000 but were hurt last year by somewhat exaggerated concerns about fading product pipelines. Today, we see plenty of new products in the pipeline, and, with quicker FDA approval rates, there is always the possibility that a new blockbuster drug could be right around the corner. Finally, health care and pharmaceutical stocks historically have held up well in a weakening economy. If the Federal Reserve Board's rate hikes succeed in slowing the economy, we believe traditionally stable, steady growers such as health care stocks could outperform the overall market.

Despite the market selloff in March and April, some investors feel the market is still expensive. From our standpoint, however, no matter what direction the market is headed, it usually provides opportunities to those investors who do their homework. While there are pockets of the market that still appear pricey, we see strong potential for the market to head higher given what we view as an environment of healthy economic growth, reasonable interest rates, and a favorable outlook for corporate earnings growth. We also have found that it's very difficult to predict what the market will do in the short term. As a result, we continue to focus on finding companies that we believe offer the best fundamental business prospects and the potential for superior long-term performance.

     Respectfully,

     /s/ John D. Laupheimer, Jr.

     John D. Laupheimer, Jr.
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund. He also manages MFS(R) Institutional Core Equity Fund, the Massachusetts Investors Trust Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Laupheimer joined the MFS Research Department in 1981 as a research analyst. He was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $438.2 million as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000


INITIAL CLASS
                              6 Months      1 Year      3 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +0.52%      +1.33%      +44.35%     +125.97%
--------------------------------------------------------------------------------
Average Annual Total Return       --        +1.33%      +13.02%     + 18.83%
--------------------------------------------------------------------------------

SERVICE CLASS
                              6 Months      1 Year      3 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +0.52%      +1.33%      +44.35%     +125.97%
--------------------------------------------------------------------------------
Average Annual Total Return       --        +1.33%      +13.02%     + 18.83%
--------------------------------------------------------------------------------

*For the period from the commencement of the series' investment operations, October 9, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000



Stocks - 89.3%
--------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 79.5%
  Aerospace - 3.1%
    Boeing Co.                                         82,200     $  3,436,988
    General Dynamics Corp.                             32,808        1,714,218
    TRW, Inc.                                          23,800        1,032,325
    United Technologies Corp.                         126,710        7,460,051
                                                                  ------------
                                                                  $ 13,643,582
--------------------------------------------------------------------------------
  Auto Parts - 0.2%
    Delphi Automotive Systems Corp.                    47,600     $    693,175
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.7%
    Capital One Financial Corp.                        21,500     $    959,437
    Chase Manhattan Corp.                              10,650          490,566
    Providian Financial Corp.                           8,200          738,000
    U.S. Bancorp                                      122,964        2,367,057
    Wells Fargo Co.                                    72,677        2,816,234
                                                                  ------------
                                                                  $  7,371,294
--------------------------------------------------------------------------------
  Biotechnology - 2.4%
    Abbott Laboratories, Inc.                          25,800     $  1,149,713
    PE Corp. - PE Biosystems Group                      5,000          329,375
    Pharmacia Corp.                                   178,213        9,211,384
                                                                  ------------
                                                                  $ 10,690,472
--------------------------------------------------------------------------------
  Business Machines - 3.9%
    Hewlett-Packard Co.                                78,300     $  9,777,712
    International Business Machines Corp.              17,100        1,873,519
    Sun Microsystems, Inc.*                            60,102        5,465,526
                                                                  ------------
                                                                  $ 17,116,757
--------------------------------------------------------------------------------
  Business Services - 2.8%
    Automatic Data Processing, Inc.                    91,500     $  4,900,969
    Computer Sciences Corp.*                           37,600        2,808,250
    DST Systems, Inc.*                                  7,285          554,571
    First Data Corp.                                   83,500        4,143,687
                                                                  ------------
                                                                  $ 12,407,477
--------------------------------------------------------------------------------
  Cellular Telephones - 1.6%
    Motorola, Inc.                                    163,716     $  4,757,996
    Sprint Corp. (PCS Group)*                          40,974        2,437,953
                                                                  ------------
                                                                  $  7,195,949
--------------------------------------------------------------------------------
  Chemicals - 1.0%
    Air Products & Chemicals, Inc.                     51,400     $  1,583,762
    Dow Chemical Co.                                    5,400          163,013
    E.I. du Pont de Nemours & Co., Inc.                10,049          439,644
    Rohm & Haas Co.                                    58,300        2,011,350
                                                                  ------------
                                                                  $  4,197,769
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                              48,000     $  1,227,000
    Dell Computer Corp.*                               72,200        3,560,363
                                                                  ------------
                                                                  $  4,787,363
--------------------------------------------------------------------------------



Stocks - continued
--------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - continued
  Computer Software - Personal Computers - 2.4%
    Microsoft Corp.*                                  133,004     $ 10,640,320
--------------------------------------------------------------------------------
  Computer Software - Systems - 2.4%
    BMC Software, Inc.*                                16,322     $    595,498
    Computer Associates International, Inc.            37,788        1,934,273
    EMC Corp.*                                         32,400        2,492,775
    Oracle Corp.*                                      46,282        3,890,581
    Rational Software Corp.*                           11,000        1,022,312
    VERITAS Software Corp.*                             6,700          757,205
                                                                  ------------
                                                                  $ 10,692,644
--------------------------------------------------------------------------------
  Conglomerates - 1.0%
    Tyco International Ltd.                            87,554     $  4,147,871
--------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Cintas Corp.                                       12,800     $    469,600
    Clorox Co.                                         14,162          634,635
    Colgate-Palmolive Co.                              48,364        2,895,794
    Gillette Co.                                       14,004          489,265
    Philip Morris Cos., Inc.                           29,100          772,969
    Procter & Gamble Co.                                4,273          244,629
                                                                  ------------
                                                                  $  5,506,892
--------------------------------------------------------------------------------
  Electrical Equipment - 4.0%
    Emerson Electric Co.                               41,450     $  2,502,544
    General Electric Co.                              283,173       15,008,169
                                                                  ------------
                                                                  $ 17,510,713
--------------------------------------------------------------------------------
  Electronics - 4.6%
    Agilent Technologies, Inc.*                         5,161     $    380,624
    Analog Devices, Inc.*                               6,200          471,200
    Flextronics International Ltd.*                       600           41,213
    Intel Corp.                                       107,600       14,384,775
    LSI Logic Corp.*                                    7,500          405,938
    Micron Technology, Inc.*                           12,600        1,109,587
    National Semiconductor Corp.*                      36,100        2,048,675
    Solectron Corp.*                                   21,100          883,562
    Texas Instruments, Inc.                             7,400          508,287
                                                                  ------------
                                                                  $ 20,233,861
--------------------------------------------------------------------------------
  Energy - 0.4%
    TXU Corp.                                          53,317     $  1,572,852
--------------------------------------------------------------------------------
  Entertainment - 1.7%
    Infinity Broadcasting Corp., "A"*                  31,300     $  1,140,494
    Time Warner, Inc.                                  62,530        4,752,280
    Viacom, Inc., "B"*                                 25,100        1,711,506
                                                                  ------------
                                                                  $  7,604,280
--------------------------------------------------------------------------------


Stocks - continued
--------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - continued
  Financial Institutions - 4.4%
    American Express Co.                               52,500     $  2,736,562
    Bank of New York Co., Inc.                         14,900          692,850
    Citigroup, Inc.                                    47,050        2,834,762
    Federal Home Loan Mortgage Corp.                  122,138        4,946,589
    Federal National Mortgage Assn.                    38,100        1,988,344
    Merrill Lynch & Co., Inc.                           2,700          310,500
    State Street Corp.                                 53,882        5,714,860
                                                                  ------------
                                                                  $ 19,224,467
--------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                87,200     $  2,964,800
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.3%
    Anheuser-Busch Cos., Inc.                          43,000     $  3,211,563
    Coca-Cola Co.                                      51,732        2,971,357
    PepsiCo., Inc.                                     14,060          624,791
    Quaker Oats Co.                                    43,300        3,252,912
                                                                  ------------
                                                                  $ 10,060,623
--------------------------------------------------------------------------------
  Insurance - 3.3%
    American International Group, Inc.                 38,312     $  4,501,660
    CIGNA Corp.                                        18,688        1,747,328
    Hartford Financial Services Group, Inc.           109,320        6,115,087
    Lincoln National Corp.                             12,394          447,733
    Marsh & McLennan Cos., Inc.                        10,100        1,054,819
    St. Paul Cos., Inc.                                22,000          750,750
                                                                  ------------
                                                                  $ 14,617,377
--------------------------------------------------------------------------------
  Internet - 0.1%
    America Online, Inc.*                               7,900     $    416,725
--------------------------------------------------------------------------------
  Machinery - 1.5%
    Deere & Co., Inc.                                 115,700     $  4,280,900
    Ingersoll Rand Co.                                 39,900        1,605,975
    W.W. Grainger, Inc.                                22,900          705,606
                                                                  ------------
                                                                  $  6,592,481
--------------------------------------------------------------------------------
  Medical and Health Products - 6.6%
    American Home Products Corp.                       42,426     $  2,492,527
    Bausch & Lomb, Inc.                                22,700        1,756,413
    Bristol-Myers Squibb Co.                          128,402        7,479,416
    Johnson & Johnson Co.                               5,723          583,031
    Pfizer, Inc.                                      285,752       13,716,096
    Schering Plough Corp.                              29,300        1,479,650
    UnitedHealth Group, Inc.*                          14,435        1,237,801
                                                                  ------------
                                                                  $ 28,744,934
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Fresenius National Medical Care, Inc.*                100     $          3
    Medtronic, Inc.                                    78,040        3,887,367
                                                                  ------------
                                                                  $  3,887,370
--------------------------------------------------------------------------------



Stocks - continued
--------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - continued
  Oil Services - 0.7%
    Baker Hughes, Inc.                                 77,500     $  2,480,000
    Global Marine, Inc.*                               22,500          634,219
                                                                  ------------
                                                                  $  3,114,219
--------------------------------------------------------------------------------
  Oils - 4.6%
    Chevron Corp.                                      14,390     $  1,220,452
    Coastal Corp.                                      76,300        4,644,762
    Conoco, Inc.                                      136,700        3,357,694
    Exxon Mobil Corp.                                 119,232        9,359,712
    Transocean Sedco Forex, Inc.                       29,700        1,587,094
                                                                  ------------
                                                                  $ 20,169,714
--------------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Gannett Co., Inc.                                  54,469     $  3,257,927
    New York Times Co.                                 76,300        3,013,850
    Tribune Co.                                        63,502        2,222,570
                                                                  ------------
                                                                  $  8,494,347
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonald's Corp.                                   28,120     $    926,203
--------------------------------------------------------------------------------
  Retail - 2.5%
    CVS Corp.                                         123,476     $  4,939,040
    Wal-Mart Stores, Inc.                             105,864        6,100,413
                                                                  ------------
                                                                  $ 11,039,453
--------------------------------------------------------------------------------
  Supermarkets - 2.6%
    Kroger Co.*                                        84,904     $  1,873,194
    Safeway, Inc.*                                    213,390        9,629,224
                                                                  ------------
                                                                  $ 11,502,418
--------------------------------------------------------------------------------
  Telecommunications - 9.9%
    Alltel Corp.                                       58,070     $  3,596,711
    Bell Atlantic Corp.                               116,440        5,916,607
    BroadWing, Inc.                                    41,800        1,084,188
    Cabletron Systems, Inc.*                           58,300        1,472,075
    Cisco Systems, Inc.*                              148,512        9,439,794
    Comcast Corp., "A"*                                 4,000          162,000
    Corning, Inc.                                      32,700        8,824,912
    Qwest Communications International, Inc.*          12,600          626,063
    SBC Communications, Inc.                           81,069        3,506,234
    Sprint Corp.*                                      47,628        2,429,028
    Tellabs, Inc.*                                     37,900        2,593,781
    WorldCom, Inc.*                                    80,541        3,694,818
                                                                  ------------
                                                                  $ 43,346,211
--------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Peco Energy Co.                                    67,210     $  2,709,403
    Unicom Corp.                                       15,209          588,398
                                                                  ------------
                                                                  $  3,297,801
--------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Enron Corp.                                        15,100     $    973,950
    Williams Cos., Inc.                                46,900        1,955,144
                                                                  ------------
                                                                  $  2,929,094
--------------------------------------------------------------------------------



Stocks - continued
--------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
--------------------------------------------------------------------------------
U.S. Stocks - continued
  Utilities - Telephone - 0.2%
    BellSouth Corp.                                    19,504     $    831,358
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  348,172,866
--------------------------------------------------------------------------------
Foreign Stocks - 9.8%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*         59,000     $  1,552,437
--------------------------------------------------------------------------------
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)          29,316     $    855,661
    Nortel Networks Corp. (Telecommunications)        141,900        9,684,675
                                                                  ------------
                                                                  $ 10,540,336
--------------------------------------------------------------------------------
  Finland - 0.4%
    Nokia Corp., ADR (Telecommunications)              31,500     $  1,573,031
--------------------------------------------------------------------------------
  Japan - 0.5%
    Fast Retailing Co. (Retail)                         3,000     $  1,255,656
    Nippon Telegraph & Telephone Co.
      (Utilities - Telephone)                              79        1,050,057
                                                                  ------------
                                                                  $  2,305,713
--------------------------------------------------------------------------------
  Netherlands - 1.8%
    Akzo Nobel N.V. (Chemicals)                        30,100     $  1,278,639
    ING Groep N.V. (Financial Services)*               14,200          959,717
    KPN N.V. (Telecommunications)*                     26,350        1,178,451
    Royal Dutch Petroleum Co. (Oils)                   73,800        4,586,262
                                                                  ------------
                                                                  $  8,003,069
--------------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle S.A. (Food and Beverage Products)            1,213     $  2,428,529
--------------------------------------------------------------------------------
  United Kingdom - 3.8%
    AstraZeneca Group PLC
     (Medical and Health Products)                     32,600     $  1,521,238
    BP Amoco PLC, ADR (Oils)                          196,584       11,119,282
    HSBC Holdings PLC (Banks and Credit Cos.)*         71,400          815,938
    Reuters Group PLC, ADR (Business Services)         13,790        1,378,138
    Vodafone AirTouch PLC (Telecommunications)*       418,648        1,690,770
                                                                  ------------
                                                                  $ 16,525,366
--------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 42,928,481
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $354,603,776)                      $391,101,347
--------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
--------------------------------------------------------------------------------
  Bermuda - 0.3%
    Global Crossing Ltd., 6.75% (Telecommunications)
      (Identified Cost, $1,700,000)                     6,800     $  1,490,900
--------------------------------------------------------------------------------

Preferred Stock - 0.1%
--------------------------------------------------------------------------------
  Energy - 0.1%
    TXU Corp.* (Identified Cost, $331,880)              8,200     $    284,950
--------------------------------------------------------------------------------



Convertible Bonds - 0.3%
--------------------------------------------------------------------------------
ISSUER                                       PRINCIPAL AMOUNT
                                                (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                                   $   475     $    577,368
--------------------------------------------------------------------------------
  Oils - 0.1%
    Transocean Sedco Forex Inc., 0s, 2020                         $
                                                      $   440          265,364
--------------------------------------------------------------------------------
  Telecommunications - 0.1%
    NTL, Inc., 5.75s, 2009##                          $   744     $    584,040
--------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,530,405)             $  1,426,772
--------------------------------------------------------------------------------
Short-Term Obligations - 9.9%
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00               $ 4,373     $  4,371,404
    General Electric Capital Corp., due 7/03/00         5,000        4,998,070
    Morgan Stanley Dean Witter, due 7/05/00            19,000       18,985,539
    Salomon Smith Barney Holdings, Inc., due 7/03/00   15,000       14,994,333
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 43,349,346
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $401,515,407)                 $437,653,315
Other Assets, Less Liabilities - 0.1%                                  565,869
--------------------------------------------------------------------------------
Net Assets - 100.0%                                               $438,219,184
--------------------------------------------------------------------------------


 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS


Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $401,515,407)       $437,653,315
  Investments of cash collateral for securities loaned,
    at value (identified cost, $6,601,576)                       6,601,576
  Cash                                                               2,860
  Foreign currency, at value (identified cost, $457)                   458
  Receivable for investments sold                                2,554,060
  Receivable for series shares sold                                742,343
  Dividends and interest receivable                                363,662
  Deferred organization expenses                                       505
  Other assets                                                       1,537
                                                              ------------
      Total assets                                            $447,920,316
                                                              ------------
Liabilities:
  Payable for investments purchased                           $  2,735,924
  Payable for series shares reacquired                             280,694
  Collateral for securities loaned, at value                     6,601,576
  Payable to affiliates -
    Management fee                                                   8,948
    Shareholder servicing agent fee                                    418
    Distribution fee                                                     2
    Administrative fee                                                 209
  Accrued expenses and other liabilities                            73,361
                                                              ------------
      Total liabilities                                       $  9,701,132
                                                              ------------
Net assets                                                    $438,219,184
                                                              ============
Net assets consist of:
  Paid-in capital                                             $393,443,217
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                          36,138,636
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                7,449,582
  Accumulated undistributed net investment income                1,187,749
                                                              ------------
      Total                                                   $438,219,184
                                                              ============
Shares of beneficial interest outstanding                      20,716,562
                                                               ==========
Initial Class of shares:
  Net asset value per share
    (net assets of $437,742,825 / 20,694,038 shares
    of beneficial interest outstanding)                          $21.15
                                                                 ======
Service Class of shares:
  Net asset value per share
    (net assets of $476,359 / 22,524 shares of
    beneficial interest outstanding)                             $21.15
                                                                 ======


See notes to financial statements.


Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $  2,147,501
    Interest                                                           754,123
    Foreign taxes withheld                                             (26,412)
                                                                  ------------
      Total investment income                                     $  2,875,212
                                                                  ------------
  Expenses -
    Management fee                                                $  1,493,257
    Trustees' compensation                                               4,500
    Shareholder servicing agent fee                                     69,919
    Distribution fee (Service Class)                                        63
    Administrative fee                                                  32,481
    Custodian fee                                                       76,989
    Printing                                                            20,590
    Postage                                                                 19
    Auditing fees                                                       17,400
    Legal fees                                                             468
    Amortization of organization expenses                                  916
    Miscellaneous                                                        3,681
                                                                  ------------
      Total expenses                                              $  1,720,283
    Fees paid indirectly                                               (33,127)
                                                                  ------------
      Net expenses                                                $  1,687,156
                                                                  ------------
        Net investment income                                     $  1,188,056
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $  8,298,691
    Foreign currency transactions                                      (28,159)
                                                                  ------------
      Net realized gain on investments and foreign
       currency transactions                                      $  8,270,532
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (6,872,466)
    Translation of assets and liabilities in
      foreign currencies                                                   921
                                                                  ------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (6,871,545)
                                                                  ------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $  1,398,987
                                                                  ------------
          Increase in net assets from operations                  $  2,587,043
                                                                  ============

See notes to financial statements.



Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2000           DECEMBER 31, 1999
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  1,188,056               $  1,874,666
  Net realized gain on investments and foreign currency
    transactions                                                   8,270,532                  9,483,705
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (6,871,545)                11,147,548
                                                                ------------               ------------
    Increase in net assets from operations                      $  2,587,043               $ 22,505,919
                                                                ------------               ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $ (1,847,140)              $ (1,007,248)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (3,354,074)                (1,209,007)
                                                                ------------               ------------
      Total distributions declared to shareholders              $ (5,201,214)              $ (2,216,255)
                                                                ------------               ------------
Net increase in net assets from series share transactions       $ 50,070,889               $126,162,535
                                                                ------------               ------------
      Total increase in net assets                              $ 47,456,718               $146,452,199
Net assets:
  At beginning of period                                         390,762,466                244,310,267
                                                                ------------               ------------
  At end of period (including accumulated undistributed
    net investment income of $1,187,749 and $1,846,833,
    respectively)                                               $438,219,184               $390,762,466
                                                                ============               ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD ENDED
                           SIX  MONTHS ENDED        -------------------------------------------------------      DECEMBER 31,
                               JUNE 30, 2000              1999            1998           1997          1996             1995*
                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                        INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $21.31            $20.11          $16.44         $12.98        $10.61            $10.00
                                      ------            ------          ------         ------        ------            ------
Income from investment operations# -
  Net investment income(S)            $ 0.06            $ 0.12          $ 0.13         $ 0.16        $ 0.18            $ 0.05
  Net realized and unrealized
    gain on investments and
    foreign currency                    0.05              1.22            3.54           3.70          2.42              0.61
                                      ------            ------          ------         ------        ------            ------
  Total from investment operations    $ 0.11            $ 1.34          $ 3.67         $ 3.86        $ 2.60            $ 0.66
                                      ------            ------          ------         ------        ------            ------
Less distributions declared to
 shareholders -
  From net investment income          $(0.10)           $(0.06)         $ --           $(0.07)       $(0.09)           $(0.05)
  From net realized gain on
    investments and foreign
    currency transactions              (0.17)            (0.08)           --            (0.29)        (0.13)             --
  In excess of net realized
    gain on investments and
    foreign currency transactions       --                --              --            (0.04)        (0.01)             --
                                      ------            ------          ------         ------        ------            ------
  Total distributions declared
    to shareholders                   $(0.27)           $(0.14)         $ --           $(0.40)       $(0.23)           $(0.05)
                                      ------            ------          ------         ------        ------            ------
Net asset value - end of period       $21.15            $21.31          $20.11         $16.44        $12.98            $10.61
                                      ======            ======          ======         ======        ======            ======
Total return                            0.52%++           6.69%          22.32%         29.78%        24.46%             6.64%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            0.87%+            0.88%           0.95%          1.00%         1.01%             1.00%+
  Net investment income                 0.54%+            0.56%           0.73%          0.93%         1.52%             2.20%+
Portfolio turnover                        42%               72%             57%            42%           41%                2%
Net assets at end of period
  (000 Omitted)                     $437,743          $390,762        $244,310        $58,045        $9,174            $  365


(S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series paid the investment adviser a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and ratios would have been:

      Net investment income (loss)      --                --          $   0.14        $  0.13        $ 0.05            $ (0.41)
      Ratios (to average net assets):
        Expenses##                      --                --              0.88%          1.10%         2.07%             21.44%+
        Net investment income (loss)    --                --              0.80%          0.82%         0.46%            (18.24)%+




 * For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 1995.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.



Financial Highlights - continued
-------------------------------------------------------------------------------
                                                                 PERIOD ENDED
                                                               JUNE 30, 2000*
                                                                  (UNAUDITED)
-------------------------------------------------------------------------------
                                                         SERVICE CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $20.90
                                                                       ------
Income from investment operations# -
  Net investment income                                                $ 0.02
  Net realized and unrealized gain on investments and
   foreign currency                                                      0.23
                                                                       ------
  Total from investment operations                                     $ 0.25
                                                                       ------
Net asset value - end of period                                        $21.15
                                                                       ======
Total return                                                             0.52%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                             1.05%+
  Net investment income                                                  0.30%+
Portfolio turnover                                                         42%
Net assets at end of period (000 Omitted)                                $476


 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth with Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 83 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $6,532,668. These loans were collateralized by U.S. Treasury securities of $102,495 and cash of $6,601,576 which was invested in the following short-term obligations:


                                                      SHARES            VALUE
                                                      ------            -----
Navigator Securities Lending Prime Portfolio       6,601,576       $6,601,576
                                                                    ---------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $15,258 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $17,869 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:


                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%


Distributor - The Trustees have adopted a distribution plan for the service class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to service class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum service class distribution fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                  PURCHASES               SALES
--------------------------------------------------------------------------------
U.S. government securities                     $  5,234,516        $     --
                                               ------------        ------------
Investments (non-U.S. government securities)   $181,233,693        $158,401,620
                                               ------------        ------------


The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                     $401,515,407
                                                                   ------------
Gross unrealized appreciation                                      $ 54,584,482
Gross unrealized depreciation                                       (18,446,574)
                                                                   ------------
    Net unrealized appreciation                                    $ 36,137,908
                                                                   ============


(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class Shares
                                    SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                ----------------------------------       --------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------

Shares sold                           4,686,603       $ 97,726,372        12,094,104       $ 245,884,679
Shares issued to shareholders
  in reinvestment of
  distributions                         246,387          5,201,237           106,154           2,216,255
Shares reacquired                    (2,574,968)       (53,329,640)       (6,010,291)       (121,938,399)
                                     ----------       ------------        ----------       -------------
    Net increase                      2,358,022       $ 49,597,969         6,189,967       $ 126,162,535
                                     ==========       ============        ==========       =============


Service Class Shares
                                        PERIOD ENDED JUNE 30, 2000*
                                ----------------------------------
                                         SHARES             AMOUNT
                                ---------------   ----------------
Shares sold                              22,531         $  473,078
Shares reacquired                            (7)              (158)
                                     ----------      -------------
  Net increase                           22,524         $  472,920
                                     ==========      =============


* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.


(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $1,421. The series had no borrowings during the period.

(C) 2000 MFS Investment Management(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                               VGI-3 8/00 44M

                       This page left intentionally blank

[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) TOTAL
                              RETURN SERIES

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGERS
David M. Calabro*                                        For additional information,
Kenneth J. Enright*                                      contact your investment professional.
Geoffrey L. Kurinsky*
Constantinos Mokas*                                      CUSTODIAN
Lisa B. Nurme*                                           State Street Bank and Trust Company

TREASURER                                                WORLD WIDE WEB
James O. Yost*                                           www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee




--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

    /s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 2.63% and Service Class shares 2.57%. These results include the reinvestment of any distributions and compare to returns of -0.42% and 4.18%, respectively, for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The S&P 500 is a popular, unmanaged index of common stocks. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt. Over the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports performance, returned 1.34%.

Among energy stocks, oil services as well as exploration and production companies provided a boost to performance. These stocks are typically very sensitive to oil and natural gas price changes and benefited immensely from rising prices. We've anticipated this favorable business environment for some time now and it has worked very well in recent months. In the insurance sector, a few of the portfolio's holdings produced exceptional performance. Recently, the Dutch financial services company ING Groep agreed to buy ReliaStar Financial Corp., which caused our position in ReliaStar to nearly double in price. This news sparked a rally in the insurance industry, as investors began to recognize the strong fundamental business outlooks and the potential for further consolidation among insurance companies.

We also took advantage of some weakness in pharmaceutical stock prices in the early part of the year to increase our positions in high-quality companies with strong long-term track records. Stocks such as Pharmacia and Abbott Laboratories came back strong in the second quarter, and we think they still offer attractive growth opportunities at compelling valuations.

While value stocks have rallied recently, it's difficult to predict whether this trend will continue. But our feeling is that there is still plenty of upside for more reasonably priced stocks with good fundamental growth prospects, especially if interest rates and the economic backdrop remain uncertain. We think more defensive stocks in noncyclical sectors of the economy, such as consumer nondurables and health care stocks, have the potential to outperform aggressive growth stocks in this environment.

With regard to our bond holdings during the period, as corporate bonds and mortgage-backed securities recovered in the first quarter of 2000, we decided to secure some profits and decrease our positions in these sectors. At the same time, we shifted some assets into U.S. Treasuries as the outlook for government securities appeared to brighten. We felt this strategy worked well, especially following the government's announced plans to buy back nearly $30 billion of longer-maturity Treasuries during the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) With corporate bonds, we also found ourselves in the right areas of the market. Our positioning in various telecommunications and media issues proved particularly beneficial.

What makes this portfolio different from other balanced portfolios is the fact that we remain committed to our disciplined approach to asset allocation, unlike managers of many balanced portfolios who often take on additional risks by increasing their exposure to aggressive growth stocks. We maintain a roughly 60% equity and 40% fixed-income and cash investment mix because we believe this is what investors expect from a balanced portfolio. We believe this strategy provides the right balance of growth and income potential.

Looking forward, while certain pockets of the market remain overvalued in our view, we are still finding some quality companies at what we think are attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to proceed with some caution given the Federal Reserve Board's determination to slow down the economy. In light of the current economic uncertainty, the market is beginning to behave as we would expect -- defensive, value-oriented stocks have been rebounding, while growth stocks have suffered. Whether this current trend will persist is difficult to determine. As a result, we believe it makes sense for investors to maintain a well-diversified portfolio.

    Respectfully,

    /s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager

    (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; and Lisa B. Nurme, Senior Vice President, are the series' portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the equity portion of the series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1986. Mr. Kurinsky, the manager of the series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1990. Ms. Nurme, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception:  Initial Class  January 3, 1995
                  Service Class  May 1, 2000

Size: $273.4 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                 6 Months          1 Year         3 Years         5 Years           Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return            +2.63%          +0.65%         +29.43%         +85.31%        +109.95%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return          --            +0.65%         + 8.98%         +13.13%        + 14.47%
--------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                 6 Months          1 Year         3 Years         5 Years           Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return            +2.57%          +0.59%         +29.36%         +85.20%        +109.83%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return          --            +0.59%         + 8.96%         +13.12%        + 14.46%
--------------------------------------------------------------------------------------------------------


* For the period from the commencement of the series' investment operations, January 3, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 51.9%
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 45.1%
  Aerospace - 1.9%
    Boeing Co.                                                          39,200             $  1,639,050
    Honeywell International, Inc.                                       23,300                  784,919
    TRW, Inc.                                                           36,491                1,582,797
    United Technologies Corp.                                           19,360                1,139,820
                                                                                           ------------
                                                                                           $  5,146,586
------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Delphi Automotive Systems Corp.                                     88,400             $  1,287,325
    Ford Motor Co.                                                      10,300                  442,900
    Visteon Corp.*                                                       1,348                   16,345
                                                                                           ------------
                                                                                           $  1,746,570
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.4%
    Bank America Corp.                                                  33,000             $  1,419,000
    Bank of New York Co., Inc.                                          14,520                  675,180
    Bank One Corp.                                                       6,000                  159,375
    PNC Bank Corp.                                                      33,900                1,589,062
                                                                                           ------------
                                                                                           $  3,842,617
------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                                           50,900             $  2,268,231
    Pharmacia Corp.                                                     43,645                2,255,901
                                                                                           ------------
                                                                                           $  4,524,132
------------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Hewlett-Packard Co.                                                  1,800             $    224,775
    International Business Machines Corp.                                2,540                  278,289
    Xerox Corp.                                                         15,300                  317,475
                                                                                           ------------
                                                                                           $    820,539
------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Automatic Data Processing, Inc.                                     22,400             $  1,199,800
    United Parcel Service, Inc.                                          4,190                  247,210
                                                                                           ------------
                                                                                           $  1,447,010
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Motorola, Inc.                                                      36,400             $  1,057,875
    Telephone & Data Systems, Inc.                                      10,000                1,002,500
                                                                                           ------------
                                                                                           $  2,060,375
------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Air Products & Chemicals, Inc.                                      29,100             $    896,644
    Rohm & Haas Co.                                                     59,800                2,063,100
                                                                                           ------------
                                                                                           $  2,959,744
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Microsoft Corp.*                                                     8,000             $    640,000
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Eastern Enterprises Co.                                             15,000             $    945,000
    Tyco International Ltd.                                              3,002                  142,220
                                                                                           ------------
                                                                                           $  1,087,220
------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Consumer Goods and Services - 0.5%
    Fortune Brands, Inc.                                                36,000             $    830,250
    Kimberly-Clark Corp.                                                 9,900                  568,013
                                                                                           ------------
                                                                                           $  1,398,263
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    Emerson Electric Co.                                                56,300             $  3,399,112
    General Electric Co.                                                 1,800                   95,400
                                                                                           ------------
                                                                                           $  3,494,512
------------------------------------------------------------------------------------------------------
  Electronics
    Agilent Technologies, Inc.*                                            686             $     50,593
------------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Devon Energy Corp.                                                  38,900             $  2,185,694
    Sierra Pacific Resources Co.                                        21,600                  271,350
                                                                                           ------------
                                                                                           $  2,457,044
------------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    Disney (Walt) Co.                                                    4,500             $    174,656
    Harrah's Entertainment, Inc.*                                       67,000                1,402,812
    Time Warner, Inc.                                                   17,440                1,325,440
    Viacom, Inc., "B"*                                                   6,835                  466,062
                                                                                           ------------
                                                                                           $  3,368,970
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    Citigroup, Inc.                                                     30,250             $  1,822,562
    Edwards (A.G.), Inc.                                                31,950                1,246,050
    Freddie Mac Corp.                                                   18,940                  767,070
    Merrill Lynch & Co., Inc.                                            8,500                  977,500
                                                                                           ------------
                                                                                           $  4,813,182
------------------------------------------------------------------------------------------------------
  Financial Services - 1.7%
    AXA Financial, Inc.                                                 65,300             $  2,220,200
    Mellon Financial Corp.                                              66,100                2,408,519
                                                                                           ------------
                                                                                           $  4,628,719
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.8%
    Anheuser-Busch Cos., Inc.                                           11,000             $    821,563
    Archer-Daniels-Midland Co.                                          70,389                  690,692
    General Mills, Inc.                                                 21,600                  826,200
    Hershey Foods Corp.                                                  8,700                  421,950
    McCormick & Co., Inc.                                                8,500                  276,250
    Quaker Oats Co.                                                     23,300                1,750,412
                                                                                           ------------
                                                                                           $  4,787,067
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Bowater, Inc.                                                       10,100             $    445,663
------------------------------------------------------------------------------------------------------
  Gas - 0.3%
    Sunoco, Inc.                                                        31,300             $    921,394
------------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    HCA Healthcare Co.*                                                 18,000             $    546,750
------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Insurance - 5.5%
    Allstate Corp.                                                      10,900             $    242,525
    American International Group, Inc.                                   1,575                  185,063
    Chubb Corp.                                                         11,600                  713,400
    CIGNA Corp.                                                         10,200                  953,700
    Hartford Financial Services Group, Inc.                             66,900                3,742,219
    Jefferson Pilot Corp.                                               12,000                  677,250
    Lincoln National Corp.                                              56,600                2,044,675
    Marsh & McLennan Cos., Inc.                                         21,400                2,234,962
    MetLife, Inc.*                                                      23,620                  497,496
    ReliaStar Financial Corp.                                           26,600                1,394,837
    St. Paul Cos., Inc.                                                 66,400                2,265,900
                                                                                           ------------
                                                                                           $ 14,952,027
------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                                   51,900             $  1,920,300
    Ingersoll Rand Co.                                                  23,100                  929,775
    W.W. Grainger, Inc.                                                 14,200                  437,537
                                                                                           ------------
                                                                                           $  3,287,612
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.5%
    American Home Products Corp.                                        37,060             $  2,177,275
    Baxter International, Inc.                                           2,480                  174,375
    Bristol-Myers Squibb Co.                                            28,400                1,654,300
                                                                                           ------------
                                                                                           $  4,005,950
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Alcoa, Inc.                                                         11,400             $    330,600
------------------------------------------------------------------------------------------------------
  Oil Services - 2.5%
    Halliburton Co.                                                     67,600             $  3,189,875
    Noble Drilling Corp.*                                               90,100                3,710,994
                                                                                           ------------
                                                                                           $  6,900,869
------------------------------------------------------------------------------------------------------
  Oils - 4.4%
    Apache Corp.                                                        20,500             $  1,205,656
    Chevron Corp.                                                        4,900                  415,581
    Coastal Corp.                                                       79,360                4,831,040
    Conoco, Inc., "A"                                                   62,600                1,377,200
    Exxon Mobil Corp.                                                   43,511                3,415,613
    Transocean Sedco Forex, Inc.                                        17,000                  908,438
                                                                                           ------------
                                                                                           $ 12,153,528
------------------------------------------------------------------------------------------------------
  Photographic Products
    Eastman Kodak Co.                                                    1,000             $     59,500
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.8%
    Gannett Co., Inc.                                                   33,600             $  2,009,700
    New York Times Co.                                                  44,700                1,765,650
    Tribune Co.                                                         28,700                1,004,500
                                                                                           ------------
                                                                                           $  4,779,850
------------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Burlington Northern Santa Fe Railway Co.                            35,100             $    805,106
------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Real Estate Investment Trusts - 0.4%
    Equity Residential Properties Trust                                 26,400             $  1,214,400
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonald's Corp.                                                    12,998             $    428,122
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Kroger Co.*                                                         65,900             $  1,453,919
    Safeway, Inc.*                                                      35,100                1,583,887
                                                                                           ------------
                                                                                           $  3,037,806
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.1%
    Alltel Corp.                                                        10,600             $    656,537
    AT&T Corp.                                                          15,750                  498,094
    Bell Atlantic Corp.                                                  4,700                  238,819
    GTE Corp.                                                           65,750                4,092,937
    SBC Communications, Inc.                                            60,744                2,627,178
    Sprint Corp.                                                         9,600                  489,600
                                                                                           ------------
                                                                                           $  8,603,165
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.3%
    Comcast Corp., "A"*                                                 17,600             $    712,800
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    CMS Energy Corp.                                                    10,200             $    225,675
    CP&L Energy, Inc.*                                                  24,700                  788,856
    Duke Energy Corp.                                                   26,600                1,499,575
    NiSource, Inc.                                                      40,000                  745,000
    Peco Energy Co.                                                      9,000                  362,813
    Pinnacle West Capital Corp.                                         24,400                  826,550
                                                                                           ------------
                                                                                           $  4,448,469
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.3%
    Columbia Energy Group                                               13,000             $    853,125
    El Paso Energy Corp.                                                10,500                  534,844
    National Fuel Gas Co.                                               37,000                1,803,750
    Washington Gas Light Co.                                            23,300                  560,656
    Williams Cos., Inc.                                                 61,600                2,567,950
                                                                                           ------------
                                                                                           $  6,320,325
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $123,227,079
------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.8%
  France - 0.1%
    Axa (Insurance)                                                      1,900             $    299,267
------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Nippon Telegraph & Telephone Corp., ADR (Utilities - Telephone)     10,700             $    731,613
------------------------------------------------------------------------------------------------------
  Netherlands - 3.2%
    Akzo Nobel N.V. (Chemicals)                                         71,600             $  3,041,547
    ING Groep N.V. (Financial Services)*                                36,402                2,460,255
    Royal Dutch Petroleum Co., ADR (Oils)                               51,680                3,181,550
                                                                                           ------------
                                                                                           $  8,683,352
------------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Nestle S.A. (Food and Beverage Products)                               815             $  1,631,699
------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Stocks - continued
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - continued
  United Kingdom - 2.6%
    BP Amoco PLC, ADR (Oils)                                            71,676             $  4,054,174
    Diageo PLC (Food and Beverage Products)*                           159,059                1,426,715
    HSBC Holdings PLC (Banks and Credit Cos.)*                         108,200                1,236,477
    SmithKline-Beecham PLC, ADR (Medical and Health Products)            7,560                  492,817
                                                                                           ------------
                                                                                           $  7,210,183
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 18,556,114
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $135,826,247)                                               $141,783,193
------------------------------------------------------------------------------------------------------

Bonds - 38.7%
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 38.4%
  Automotive - 2.6%
    DaimlerChrysler, 6.63s, 2001                                       $ 1,946             $  1,932,884
    DaimlerChrysler, 7.75s, 2003                                           415                  418,357
    DaimlerChrysler, 7.4s, 2005                                            672                  666,685
    Ford Credit Auto Owner Trust, 6.2s, 2002                               427                  424,677
    Ford Motor Credit Co., 6.7s, 2004                                    1,348                1,306,023
    Ford Motor Credit Co., 7.75s, 2007                                     952                  943,870
    Ford Motor Credit Co., 5.8s, 2009                                      333                  289,707
    Ford Motor Credit Co., 7.875s, 2010                                  1,019                1,018,816
    General Motors Corp., 9.4s, 2021                                       124                  141,304
                                                                                           ------------
                                                                                           $  7,142,323
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.5%
    Beaver Valley Funding Corp. II, 9s, 2017                           $   559             $    570,051
    Capital One Financial Corp., 7.25s, 2003                                50                   48,819
    Chase Manhattan Corp., 6.75s, 2004                                     495                  482,219
    Fleet National Bank, 5.75s, 2009                                       198                  171,116
    Midamerican Funding LLC, 5.85s, 2001                                   275                  272,021
    Midamerican Funding LLC, 6.927s, 2029                                  414                  344,556
    Midland Cogeneration Venture Corp., 10.33s, 2002                        28                   29,072
    Midland Funding Corp., 10.33s, 2002                                     27                   27,131
    Riggs National Corp., 9.65s, 2009                                      650                  643,500
    Socgen Real Estate Co., 7.64s, 2049##                                  151                  138,197
    State Street Corp., 7.65s, 2010                                        138                  137,757
    Washington Mutual Capital I, 8.375s, 2027                              157                  139,203
    Wells Fargo Bank N A, 7.8s, 2010                                     1,226                1,235,232
                                                                                           ------------
                                                                                           $  4,238,874
------------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Lyondell Chemical Co., 9.625s, 2007                                $   777             $    769,230
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Eaton Corp., 6.95s, 2004                                           $   164             $    160,484
    News America Holdings, Inc., 6.625s, 2008                               29                   26,590
    News America Holdings, Inc., 6.703s, 2034                              378                  359,697
                                                                                           ------------
                                                                                           $    546,771
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Kindercare Learning Centers, Inc., 9.5s, 2009                      $   150             $    138,000
------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Corporate Asset Backed - 2.7%
    American Airlines Pass-Through Trust, 6.855s, 2009                 $   210             $    204,623
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008          474                  464,579
    Beneficial Home Equity Loan Trust, 6.731s, 2037                        146                  145,753
    Chase Commercial Mortgage Securities Corp., 6.39s, 2008                328                  306,557
    Chase Commercial Mortgage Securities Corp., 7.543s, 2032               155                  155,178
    Commerce 2000, 6.93s, 2011                                             502                  502,000
    Commerce 2000, 6.95s, 2011                                             288                  288,509
    Continental Airlines Pass-Through Trust, Inc., 9.5s, 2013               22                   22,512
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017             65                   59,181
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019             85                   76,301
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020            794                  737,349
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                         100                   86,750
    Criimi Mae Corp., 6.701s, 2008                                         169                  151,413
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                               817                  812,660
    GS Mortgage Securities Corp. II, 6.06s, 2030                           815                  779,416
    Northwest Airlines Pass-Through Trust, 8.072s, 2019                    348                  349,274
    Residential Accredit Loans, Inc., 6.75s, 2028                          615                  579,059
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                   1,712                1,679,318
                                                                                           ------------
                                                                                           $  7,400,432
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    American Tower Corp., 5s, 2010                                     $   410             $    415,125
------------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    Hearst Argyle Television, Inc., 7.5s, 2027                         $ 1,099             $    927,106
    Time Warner Entertainment Co. LP, 8.375s, 2033                         300                  302,445
    Time Warner, Inc., 10.15s, 2012                                        591                  678,255
    Time Warner, Inc., 6.625s, 2029                                        209                  172,515
                                                                                           ------------
                                                                                           $  2,080,321
------------------------------------------------------------------------------------------------------
  Finance - 0.1%
    Countrywide Funding Corp., 6.25s, 2009                             $   190             $    165,764
------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Associates Corp., 5.75s, 2003                                      $ 1,210             $  1,149,681
    Associates Corp., 5.5s, 2004                                         1,207                1,120,736
    AT&T Capital Corp., 6.25s, 2001                                        120                  118,608
    General Motors Acceptance Corp., 6.75s, 2002                           485                  476,750
    General Motors Acceptance Corp., 5.95s, 2003                           257                  247,419
    General Motors Acceptance Corp., 7.625s, 2004                          967                  969,040
    Goldman Sachs Group LP, 5.9s, 2003                                   1,300                1,251,133
    GS Escrow Corp., 6.75s, 2001                                           461                  447,855
    Salton Sea Funding Corp., 7.84s, 2010                                  325                  317,330
    Sunamerica Institutional, 5.75s, 2009                                  295                  257,296
                                                                                           ------------
                                                                                           $  6,355,848
------------------------------------------------------------------------------------------------------
  Financial Services - 2.8%
    AIG Sunamerica Global Financing I, 7.4s, 2003                      $   639             $    640,489
    AIG Sunamerica Global Financing II, 7.6s, 2005                       1,000                1,010,440
    Bellsouth Capital Funding Corp., 7.75s, 2010                           482                  482,019
    Deere (John) Capital Corp., 7s, 2002                                   232                  230,476


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Financial Services - continued
    General Electric Capital Corp., 7.5s, 2005                         $   504             $    509,171
    General Electric Capital Corp., 8.7s, 2007                             358                  385,063
    General Electric Capital Corp., 8.75s, 2007                            128                  138,862
    General Electric Capital Corp., 8.85s, 2007                            169                  183,874
    General Electric Capital Corp., 8.5s, 2008                             211                  227,880
    General Electric Capital Corp., 7.375s, 2010                           406                  410,897
    Morgan (JP) Commercial Mortgage Finance Corp., 6.931s, 2010            275                  275,183
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030            162                  153,933
    Morgan Stanley Dean Witter, 7.75s, 2005                                322                  324,225
    Morgan Stanley Group, Inc., 7.125s, 2003                               426                  423,269
    Sprint Capital Corp., 6.5s, 2001                                       970                  957,535
    Sprint Capital Corp., 5.875s, 2004                                     729                  684,363
    Sprint Capital Corp., 6.9s, 2019                                       835                  742,449
                                                                                           ------------
                                                                                           $  7,780,128
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Nabisco, Inc., 6.375s, 2035                                        $    70             $     62,586
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                           388                  382,548
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003                            505                  483,356
    Seagram (Joseph E) & Sons, Inc., 7.5s, 2018                            386                  369,240
                                                                                           ------------
                                                                                           $  1,297,730
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Georgia-Pacific Corp., 9.95s, 2002                                 $   658             $    681,267
    Georgia-Pacific Corp., 9.5s, 2022                                      500                  520,930
    U.S. Timberlands, 9.625s, 2007                                          30                   26,400
                                                                                           ------------
                                                                                           $  1,228,597
------------------------------------------------------------------------------------------------------
  Housing - 0.1%
    Residential Funding Mortgage Securities, Inc., 7.66s, 2012         $   142             $    141,678
------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Aflac, Inc., 6.5s, 2009                                            $   675             $    610,855
    Atlantic Mutual Insurance Co., 8.15s, 2028                             149                  117,443
    Providian Capital I, 9.525s, 2027                                      109                   85,524
                                                                                           ------------
                                                                                           $    813,822
------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Phillips Petroleum Co., 8.5s, 2005                                 $   303             $    313,023
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                             20                   17,498
                                                                                           ------------
                                                                                           $    330,521
------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Occidental Petroleum Corp., 6.75s, 2002                            $   341             $    334,054
    Occidental Petroleum Corp., 6.4s, 2003                                 357                  344,783
                                                                                           ------------
                                                                                           $    678,837
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    News America Holdings, Inc., 7.3s, 2028                            $   339             $    289,431
------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Union Pacific Corp., 5.78s, 2001                                   $   157             $    153,365
    Union Pacific Corp., 6.34s, 2003                                       935                  896,497
                                                                                           ------------
                                                                                           $  1,049,862
------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Retail - 0.3%
    Federated Department Stores, Inc., 8.5s, 2003                      $   571             $    576,236
    Federated Department Stores, Inc., 6.3s, 2009                          375                  329,513
                                                                                           ------------
                                                                                           $    905,749
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    TCI Communications Financing III, 9.65s, 2027                      $ 1,102             $  1,217,490
    WorldCom, Inc., 8.875s, 2006                                            20                   20,737
                                                                                           ------------
                                                                                           $  1,238,227
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Belo Ah Corp., 7.75s, 2027                                         $   202             $    171,189
------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 6.4%
   Federal Home Loan Bank - 0.5%
    Federal Home Loan Bank, 5.7s, 2009                                 $   720             $    655,877
    Federal Home Loan Bank, 6.5s, 2028                                     573                  540,639
                                                                                           ------------
                                                                                           $  1,196,516
------------------------------------------------------------------------------------------------------
   Federal National Mortgage Association - 5.9%
    FNMA, 5.722s, 2009                                                 $   465             $    416,902
    FNMA, 6.5s, 2028 - 2029                                              3,494                3,294,421
    FNMA, 6.625s, 2009                                                     600                  579,654
    FNMA, 7s, 2029                                                       5,285                5,102,743
    FNMA, 7.125s, 2010                                                   2,308                2,317,024
    FNMA, 7.25s, 2010                                                    1,689                1,706,008
    FNMA, 7.5s, 2029                                                     2,750                2,711,307
                                                                                           ------------
                                                                                           $ 16,128,059
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                                $ 17,324,575
------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 11.0%
   Government National Mortgage Association - 3.8%
    GNMA, 7s, 2028                                                     $ 1,356             $  1,318,401
    GNMA, 7.5s, 2025 - 2027                                              2,737                2,718,246
    GNMA, 8s, 2022 - 2030                                                6,257                6,333,843
                                                                                           ------------
                                                                                           $ 10,370,490
------------------------------------------------------------------------------------------------------
   U.S. Treasury Obligations - 7.2%
    U.S. Treasury Notes, 6.5s, 2005 - 2010                             $ 6,497             $  6,717,056
    U.S. Treasury Notes, 4.25s, 2010                                     2,544                2,580,405
    U.S. Treasury Bonds, 9.875s, 2015                                    1,628                2,207,470
    U.S. Treasury Bonds, 6.125s, 2029                                    8,192                8,273,920
                                                                                           ------------
                                                                                           $ 19,778,851
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                           $ 30,149,341
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.5%
    CalEnergy Co., Inc., 7.23s, 2005                                   $    15             $     14,587
    Cleveland Electric Illuminating Co., 7.67s, 2004                     1,997                1,967,744
    Cleveland Electric Illuminating Co., 7.88s, 2017                        81                   76,222
    CMS Energy Corp., 8.375s, 2003                                         928                  897,137
    CMS Energy Corp., 6.75s, 2004                                          600                  550,500
    CMS Energy Corp., 8s, 2011                                             235                  231,409
    Commonwealth Edison Company, 8.5s, 2022                                511                  508,363


PORTFOLIO OF INVESTMENTS (Unaudited) - continued

Bonds - continued
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - continued
  Utilities - Electric - continued
    Connecticut Light & Power Co., 7.875s, 2001                        $    58             $     58,186
    Connecticut Light & Power Co., 8.59s, 2003                             400                  397,216
    Connecticut Light & Power Co., 7.875s, 2024                             70                   69,978
    Entergy Mississippi, Inc., 6.2s, 2004                                  169                  160,285
    GGIB Funding Corp., 7.43s, 2011                                         84                   79,459
    Gulf States Utilities Co., 8.25s, 2004                                  84                   84,737
    Illinois Power Special Purpose Trust, 5.26s, 2003                       98                   96,953
    Niagara Mohawk Power Corp., 7.25s, 2002                                289                  285,409
    Niagara Mohawk Power Corp., 7.375s, 2003                                77                   75,924
    Niagara Mohawk Power Corp., 7.75s, 2006                                762                  759,737
    Niagara Mohawk Power Corp., 8.77s, 2018                                124                  127,728
    Niagara Mohawk Power Corp., 8.5s, 2023                                  50                   49,739
    Northeast Utilities, 8.58s, 2006                                       239                  240,790
    NRG Energy South Central, 8.962s, 2016                                 284                  284,994
    NRG Energy, Inc., 8.7s, 2005                                           195                  195,266
    NSTAR Co., 8s, 2010                                                    240                  241,164
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   182                  172,225
    Texas Utilities Co., 5.94s, 2001                                       194                  189,821
    Toledo Edison Co., 7.875s, 2004                                        400                  390,752
    TXU Eastern Funding Co., 6.15s, 2002                                   137                  132,741
    Utilicorp United, Inc., 7s, 2004                                       131                  125,122
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                         353                  335,416
    Wisconsin Electric Power Co., 6.625s, 2002                             805                  791,597
                                                                                           ------------
                                                                                           $  9,591,201
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Coastal Corp., 6.2s, 2004                                          $   468             $    446,266
    Coastal Corp., 7.75s, 2010                                             639                  634,700
    Enron Corp., 7.875s, 2003                                              218                  219,323
    Tennessee Gas Pipeline Co., 7.625s, 2037                               260                  242,726
    Texas Gas Transmission Corp., 7.25s, 2027                              600                  551,472
    Williams Gas Pipelines Central, Inc., 7.375s, 2006                     140                  136,293
                                                                                           ------------
                                                                                           $  2,230,780
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    U. S. West Communications, Inc., 7.625s, 2003                      $   474             $    472,739
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $104,947,095
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Canada
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008 (Telecommunications)  $    88             $     71,379
------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                         $   760             $    747,460
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $    818,839
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $107,519,228)                                                $105,765,934
------------------------------------------------------------------------------------------------------



Convertible Preferred Stocks - 1.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 4.75%                                         10,100             $    224,725
------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Lincoln National Corp., 7.75%                                       31,600             $    639,900
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    CMS Energy Corp., 8.75%                                             20,800             $    582,400
    NiSource, Inc., 7.75%                                               13,000                  514,312
                                                                                           ------------
                                                                                           $  1,096,712
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    El Paso Energy Capital Trust I, 4.75%                               12,300             $    791,813
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $3,122,908)                           $  2,753,150
------------------------------------------------------------------------------------------------------

Preferred Stock - 0.2%
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    TXU Corp.* (Identified Cost, $699,463)                              13,300             $    517,037
------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.7%
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Xerox Corp., 0s, 2018                                              $   630             $    327,600
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    Loews Corp., 3.125s, 2007                                          $ 1,880             $  1,565,100
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,987,857)                                      $  1,892,700
------------------------------------------------------------------------------------------------------

Rights - 0.2%
------------------------------------------------------------------------------------------------------
                                                                        SHARES
------------------------------------------------------------------------------------------------------
    CVS Corp. (Identified Cost, $743,268)                               10,000             $    708,125
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.4%
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Associates First Capital Corp., due 7/03/00                        $ 8,527             $  8,523,732
    Federal Home Loan Mortgage Corp., due 7/03/00                        6,641                6,638,576
    Federal Home Loan Mortgage Corp., due 7/05/00                        5,000                4,996,472
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 20,158,780
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $270,057,751)                                          $273,578,919

Other Assets, Less Liabilities - (0.1)%                                                        (214,948)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $273,363,971
------------------------------------------------------------------------------------------------------


 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS



Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $270,057,751)            $273,578,919
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         4,854,144
  Cash                                                                   24,802
  Receivable for series shares sold                                     435,197
  Receivable for investments sold                                     5,132,010
  Interest and dividends receivable                                   1,776,385
  Other assets                                                            1,394
                                                                   ------------
      Total assets                                                 $285,802,851
                                                                   ------------
Liabilities:
  Payable for series shares reacquired                             $    164,261
  Payable for investments purchased                                   7,347,718
  Collateral for securities loaned, at value                          4,854,144
  Payable to affiliates -
    Management fee                                                        5,658
    Shareholder servicing agent fee                                         264
    Administrative fee                                                      132
  Accrued expenses and other liabilities                                 66,703
                                                                   ------------
      Total liabilities                                            $ 12,438,880
                                                                   ------------
Net assets                                                         $273,363,971
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $263,555,970
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      3,523,376
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 1,807,139
  Accumulated undistributed net investment income                     4,477,486
                                                                   ------------
      Total                                                        $273,363,971
                                                                   ============
Shares of beneficial interest outstanding                           15,774,902
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $273,333,523 / 15,773,144 shares of
    beneficial interest outstanding)                                 $17.33
                                                                     ======
Service Class shares:
  Net asset value per share
    (net assets of $30,448 / 1,758 shares of beneficial
    interest outstanding)                                            $17.32
                                                                     ======



See notes to financial statements.


Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $4,071,107
    Dividends                                                         1,539,645
    Foreign taxes withheld                                              (23,464)
                                                                     ----------
      Total investment income                                        $5,587,288
                                                                     ----------
  Expenses -
    Management fee                                                   $  960,858
    Trustees' compensation                                                4,500
    Shareholder servicing agent fee                                      44,840
    Distribution fee (Service Class)                                          3
    Administrative fee                                                   20,896
    Custodian fee                                                        51,526
    Printing                                                             31,170
    Postage                                                                  14
    Auditing fees                                                        26,650
    Legal fees                                                              819
    Miscellaneous                                                         3,520
                                                                     ----------
      Total expenses                                                 $1,144,796
    Fees paid indirectly                                                (13,850)
                                                                     ----------
      Net expenses                                                   $1,130,946
                                                                     ----------
        Net investment income                                        $4,456,342
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                          $2,575,558
    Foreign currency transactions                                           105
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $2,575,663
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $ (264,648)
    Translation of assets and liabilities in foreign currencies           2,402
                                                                     ----------
      Net unrealized loss on investments and foreign currency
        translation                                                  $ (262,246)
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency                                           $2,313,417
                                                                     ----------
          Increase in net assets from operations                     $6,769,759
                                                                     ==========



See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2000           DECEMBER 31, 1999
                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  4,456,342                 $  6,464,323
  Net realized gain on investments and foreign currency
    transactions                                                   2,575,663                    5,493,766
  Net unrealized loss on investments and foreign currency
    translation                                                     (262,246)                  (5,937,181)
                                                                ------------                 ------------
    Increase in net assets from operations                      $  6,769,759                 $  6,020,908
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $ (6,442,824)                $ (3,664,354)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (6,203,873)                  (6,795,201)
                                                                ------------                 ------------
    Total distributions declared to shareholders                $(12,646,697)                $(10,459,555)
                                                                ------------                 ------------
Net increase in net assets from series share transactions       $ 23,112,931                 $ 89,384,826
                                                                ------------                 ------------
      Total increase in net assets                              $ 17,235,993                 $ 84,946,179
Net assets:
  At beginning of period                                         256,127,978                  171,181,799
                                                                ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $4,477,486 and $6,463,968,
    respectively)                                               $273,363,971                 $256,127,978
                                                                ============                 ============


See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                          PERIOD ENDED
                        SIX MONTHS ENDED           --------------------------------------------------------       DECEMBER 31,
                           JUNE 30, 2000              1999             1998            1997            1996              1995*
                             (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                    INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                       $17.75            $18.12           $16.63          $13.71          $12.25             $10.00
                                  ------            ------           ------          ------          ------             ------
Income from investment operations# -
  Net investment income(S)        $ 0.30            $ 0.53           $ 0.53          $ 0.52          $ 0.46             $ 0.41
  Net realized and unrealized
    gain on investments and
    foreign currency                0.15              0.05             1.49            2.40            1.30               2.32
                                  ------            ------           ------          ------          ------             ------
      Total from investment
        operations                $ 0.45            $ 0.58           $ 2.02          $ 2.92          $ 1.76             $ 2.73
                                  ------            ------           ------          ------          ------             ------
Less distributions declared to
  shareholders -
  From net investment income      $(0.44)           $(0.33)          $(0.24)         $ --            $(0.21)            $(0.25)
  From net realized gain on
    investments and foreign
    currency transactions          (0.43)            (0.62)           (0.29)           --             (0.09)             (0.23)
                                  ------            ------           ------          ------          ------             ------
      Total distributions
        declared to
        shareholders              $(0.87)           $(0.95)          $(0.53)         $ --            $(0.30)            $(0.48)
                                  ------            ------           ------          ------          ------             ------
Net asset value - end of
  period                          $17.33            $17.75           $18.12          $16.63          $13.71             $12.25
                                  ======            ======           ======          ======          ======             ======
Total return                        2.63%++          3.08%           12.33%          21.30%          14.37%             27.34%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                        0.90%+           0.90%            1.00%           1.00%           1.00%              1.00%+
  Net investment income             3.46%+           2.97%            3.05%           3.25%           3.59%              3.83%+
Portfolio turnover                    54%              112%             100%             93%             76%                16%
Net assets at end of period
  (000 omitted)                 $273,333          $256,128         $171,182         $75,612         $19,250             $2,797

  (S) Subject to reimbursement by the series, the investment adviser voluntary agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee of not greater than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and ratios would have been:
        Net investment income   $ --              $ --               $ 0.54          $ 0.52          $ 0.32             $ 0.22
        Ratios (to average net
          assets):
          Expenses##              --                --                 0.91%           1.02%           2.10%              2.49%+
          Net investment income   --                --                 3.14%           3.23%           2.49%              2.09%+


 * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JUNE 30, 2000*
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        SERVICE CLASS SHARES
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 the period):
Net asset value - beginning of period                                 $17.07
                                                                      ------
Income from investment operations# -
  Net investment income                                               $ 0.11
  Net realized and unrealized gain on investments and
    foreign currency                                                    0.14
                                                                      ------
    Total from investment operations                                  $ 0.25
                                                                      ------
Net asset value - end of period                                       $17.32
                                                                      ======
Total return                                                            2.57%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.13%+
  Net investment income                                                 3.35%+
Portfolio turnover                                                        54%
Net assets at end of period (000 omitted)                                $30



 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 71 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $4,725,561. These loans were collateralized by cash of $4,854,144 which was invested in the following short-term obligation:



                                                                IDENTIFIED COST
                                                   SHARES             AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    4,854,144            $4,854,144



Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period the series' custodian fees were reduced by $13,675 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $175 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:


                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%


Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                  PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                      $61,731,966       $47,969,075
                                                -----------       -----------
Investments (non-U.S. government securities)    $74,189,798       $83,211,853
                                                -----------       -----------


The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $270,057,751
                                                                   ------------
Gross unrealized appreciation                                      $ 15,754,491
Gross unrealized depreciation                                       (12,233,323)
                                                                   ------------
    Net unrealized appreciation                                    $  3,521,168
                                                                   ============


(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class Shares
                                      SIX MONTHS ENDED JUNE 30, 2000       YEAR ENDED DECEMBER 31, 1999
                                      ------------------------------       ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,651,188        $45,954,251        6,249,799       $111,763,471
Shares issued to shareholders in
  reinvestment of distributions          741,742         12,646,694          577,557         10,459,550
Shares reacquired                     (2,051,926)       (35,518,835)      (1,840,037)       (32,838,195)
                                      ----------        -----------       ----------        -----------
  Net increase                         1,341,004        $23,082,110        4,987,319        $89,384,826
                                      ==========        ===========       ==========        ===========

Service Class Shares
                                         PERIOD ENDED JUNE 30, 2000*
                                         ---------------------------
                                          SHARES             AMOUNT
--------------------------------------------------------------------
Shares sold                                1,834            $32,157
Shares reacquired                            (76)            (1,336)
                                      ----------        -----------
  Net increase                             1,758            $30,821
                                      ==========        ===========


* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $878. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).

MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VTR-3  8/00   25M

                       This page left intentionally blank

                                   SEMIANNUAL
                                     REPORT

                                  JUNE 30, 2000
                                   (UNAUDITED)


                    WARBURG PINCUS TRUST
                       (BULLET) EMERGING GROWTH PORTFOLIO

Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, when applicable, the special considerations and risks associated with international investing, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor to the Trust, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.








                                [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAMOR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--Emerging Growth Portfolio (the "Portfolio") had a gain of 12.39% vs. gains of 1.22% and 7.19%, respectively, for the Russell 2000 Growth Index* and the Russell 2500 Growth Index.** The Portfolio's since-inception (on September 13, 1999) cumulative total return through June 30, 2000 was 48.31%.

   The period was a volatile, though ultimately positive, one for the small- and mid-cap stocks targeted by the Portfolio. After rising early on, the group fell back sharply in April and May, hampered by interest-rate worries. Also weighing on these stocks were concerns over valuations on technology stocks and other factors, including the government's antitrust suit against Microsoft and deteriorating business models within specific "dot com" companies. Small- and mid-cap stocks ended the quarter on a positive note, however, recovering some of their April and May losses in June. All told, the group finished the year's halfway point in positive territory and ahead of large caps.

   The Portfolio had a good showing for the period, both in absolute terms and compared to its benchmarks. Aiding the Portfolio were solid showings from a number of its technology stocks, despite the turbulence in this sector. Also contributing positively to the Portfolio's return were its health-care and oil-services holdings.

   We made no material changes to the Portfolio during the period with respect to basic strategy, remaining focused on well-managed companies with significant long-term growth potential. We continued to find a large number of such companies within the technology area, broadly defined. Our positive view on these companies remained based on several compelling forces, not the least of which is the Internet's expanding use as a productivity-enhancing tool and as a means of commerce. Specific software, electronic-component and communications-services providers are well-positioned to benefit from this trend, as are certain business-services companies, which remained well-represented in the Portfolio. Elsewhere of note, we maintained significant exposure to the energy and pharmaceutical sectors, where we continued to see compelling growth stories and attractive valuations.

   Looking ahead, we have a positive view on the prospects for small- and mid-cap stocks, notwithstanding their typically high short-term volatility. Barring a material slowdown in the U.S. economy, the group's profit backdrop should remain, at minimum, supportive, given these companies' domestically biased customer bases. Other factors that stand to benefit emerging-growth stocks include a strong ongoing outsourcing trend, with large companies delegating non-core functions to smaller, niche-type companies. Set within this environment, our focus will remain on innovative, rapidly growing companies we deem to have the best long-term prospects.

Elizabeth B. Dater                             Stephen J. Lurito
Co-Portfolio Manager                           Co-Portfolio Manager

   Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

-------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (94.5%)
AEROSPACE & DEFENSE (0.7%)
    Litton Industries, Inc.+                             6,000     $   252,000
                                                                   -----------
BUILDING & BUILDING MATERIALS (1.0%)
    Lennar Corp.                                        18,000         364,500
                                                                   -----------
BUSINESS SERVICES (8.4%)
    BISYS Group, Inc.+                                   4,500         276,750
    Equifax, Inc.                                       16,100         423,631
    Express Scripts, Inc. Class A+                       5,800         360,325
    Forrester Research, Inc.+                            4,000         291,250
    INSpire Insurance Solutions, Inc.+                  80,000         240,000
    On Assignment, Inc.+                                16,000         488,000
    QRS Corp.+                                           8,100         198,956
    SunGard Data Systems, Inc.+                          2,600          80,600
    TeleTech Holdings, Inc.+                            10,000         310,625
    TMP Worldwide, Inc.+                                 4,500         332,156
    West Teleservices Corp.                              9,000         227,812
                                                                   -----------
                                                                     3,230,105
                                                                   -----------
COMMUNICATIONS & MEDIA (1.9%)
    Cox Radio, Inc.                                      4,700         131,600
    InfoSpace.com, Inc.+                                 6,100         337,025
    SeaChange International, Inc.+                       9,500         274,312
                                                                   -----------
                                                                       742,937
                                                                   -----------
COMPUTERS (7.3%)
    Amdocs, Ltd. +                                       6,000         460,500
    BackWeb Technologies, Ltd.+                         15,400         352,275
    Mercator Software Inc.+                              7,400         508,750
    Mercury Interactive Corp.+                           2,600         251,550
    National Instruments Corp.+                          6,700         292,287
    NVIDIA Corp.+                                        6,000         381,375
    Phone.com, Inc.+                                     4,000         260,500
    Scitex Corp., Ltd.+                                 11,500         127,219
    Telxon Corp.+                                        8,334         148,970
                                                                   -----------
                                                                     2,783,426
                                                                   -----------
CONSUMER SERVICES (2.3%)
    DeVry, Inc.+                                        11,000         290,812
    ITT Educational Services, Inc.+                     19,900         349,494
    Sylvan Learning Systems, Inc.+                      16,500         226,875
                                                                   -----------
                                                                       867,181
                                                                   -----------
ELECTRONICS (18.9%)

    Altera Corp.+                                        3,500         356,781
    Amkor Technology, Inc.+                             10,900         384,906
    Burr-Brown Corp.+                                    5,600         485,450
    Celestica, Inc. ADR+                                 7,200         357,300
    Cognex Corp.+                                        5,900         305,325
    DSP Group, Inc.+                                     6,000         336,000
    Intersil Holding Corp.+                              7,000         378,437
    Lattice Semiconductor Corp.+                         5,100         352,537
    Maxim Integrated Products, Inc.+                     5,400         366,862
    Metalink, Ltd.+                                     10,000         296,250
    Microsemi Corp.+                                    12,100         410,644
    Novellus Systems, Inc.+                              6,000         339,375
    Orbotech, Ltd.+                                      4,000         371,500
    Power-One, Inc.+                                     4,800         546,900
    Sawtek Inc.+                                         5,600         322,350
    Semtech Corp.+                                       4,700         359,477
    Symbol Technologies, Inc.                            5,650         314,634


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
ELECTRONICS (CONT'D)
    Telcom Semiconductor, Inc.+                          8,500     $   343,187
    Varian Semiconductor Equipment Associates, Inc.+     5,700         358,031
    Vishay Intertechnology, Inc.+                        6,700         254,181
                                                                   -----------
                                                                     7,240,127
                                                                   -----------
ENERGY (2.6%)
    Apache Corp.                                         6,000         352,875
    EOG Resources, Inc.                                  9,200         308,200
    Noble Affiliates, Inc.                               9,000         335,250
                                                                   -----------
                                                                       996,325
                                                                   -----------
FINANCIAL SERVICES (3.7%)
    Ambac Financial Group, Inc.                          7,000         383,687
    IndyMac Mortgage Holdings, Inc.                     20,400         276,675
    Investment Technology Group, Inc.                    5,800         246,862
    PartnerRe Ltd.                                       7,000         248,063
    Trenwick Group, Inc.                                17,500         254,844
                                                                   -----------
                                                                     1,410,131
                                                                   -----------
HEALTHCARE (7.1%)
    Caremark Rx, Inc.+                                  55,000         374,688
    Coherent, Inc.+                                      5,500         461,313
    Community Health Systems, Inc.+                     20,000         323,750
    Cytyc Corp.+                                         5,500         293,563
    Foundation Health Systems, Inc. Class A+            20,000         260,000
    IVAX Corp.+                                          7,600         315,400
    Mid Atlantic Medical Services, Inc.+                25,200         340,200
    Tenet Healthcare Corp.+                             12,300         332,100
                                                                   -----------
                                                                     2,701,014
                                                                   -----------
LODGING & RESTAURANTS (0.4%)
    Park Place Entertainment Corp.+                     12,100         147,469
                                                                   -----------
OIL SERVICES (8.3%)
    BJ Services Co.+                                     5,500         343,750
    CARBO Ceramics, Inc.                                15,100         530,388
    Cooper Cameron Corp.+                                4,400         290,400
    Ensco International, Inc.                           10,000         358,125
    Nabors Industries, Inc.+                             9,100         378,219
    Noble Drilling Corp.+                                7,200         296,550
    Pogo Producing Co.                                  16,000         354,000
    Pride International, Inc.+                          13,000         321,750
    Smith International, Inc.+                           4,000         291,250
                                                                   -----------
                                                                     3,164,432
                                                                   -----------
PHARMACEUTICALS (9.5%)
    Aclara Biosciences Inc.+                             7,500         382,031
    ALPHARMA , Inc. Class A                              5,500         342,375
    Biovail Corp.+                                       6,800         376,975
    Elan Corp. PLC ADR+                                  8,000         387,500
    Gene Logic, Inc.+                                    7,600         271,225
    ILEX Oncology, Inc.+                                 9,000         317,250
    Jones Pharma, Inc.                                  10,000         399,375
    Kos Pharmaceuticals, Inc.+                          21,500         345,344
    Pharmacopeia, Inc.+                                 10,100         468,388
    QLT PhotoTherapeutics, Inc.+                         4,500         347,906
                                                                   -----------
                                                                     3,638,369
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
REAL ESTATE (2.4%)
    AMB Property Corp.                                  15,000     $   342,188
    Boston Properties, Inc.                              8,000         305,500
    Prologis Trust                                      13,500         287,719
                                                                   -----------
                                                                       935,407
                                                                   -----------
RETAIL (2.5%)
    Linens `n Things, Inc.+                             11,400         309,225
    Office Depot, Inc.+                                 17,000         106,250
    Too, Inc.+                                          12,800         325,600
    Ultimate Electronics, Inc.+                          8,000         214,375
                                                                   -----------
                                                                       955,450
                                                                   -----------
ELECOMMUNICATIONS & EQUIPMENT (16.8%)
    Advanced Fibre Communications, Inc.+                 7,000         317,188
    Aeroflex, Inc.+                                      6,500         322,969
    Andrew Corp.+                                       10,000         335,625
    Antec Corp.+                                         9,000         374,063
    Audiocodes, Ltd.+                                    3,200         384,000
    Clarent Corp.+                                       6,000         429,000
    DSET Corp.+                                         11,200         340,200
    Harris Corp.                                        13,000         425,750
    McLeodUSA, Inc. Class A+                            12,300         254,456
    Natural Microsystems Corp.+                          3,300         371,044
    Polycom, Inc.+                                       5,900         555,153
    Scientific-Atlanta, Inc.                             4,000         298,000
    Spectrasite Holdings, Inc.+                         15,200         431,300
    SymmetriCom, Inc.+                                  17,600         444,400
    Tekelec+                                             8,700         419,231
    TTI Team Telecom International, Ltd.+                9,200         331,200
    Turnstone Systems, Inc.+                             2,400         397,613
                                                                   -----------
                                                                     6,431,192
                                                                   -----------
UTILITIES - GAS (0.7%)
    Kinder Morgan, Inc.                                  8,200         283,413
                                                                   -----------
TOTAL COMMON STOCKS (Cost $30,900,397)                              36,143,478
                                                                   -----------
SHORT TERM INVESTMENTS (7.8%)
    Institutional Money Market Trust                 1,171,153       1,171,153
    RBB Money Market Portfolio                       1,819,274       1,819,274
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS (Cost $2,990,427)                       2,990,427
                                                                   -----------
TOTAL INVESTMENTS AT VALUE (102.3%)
   (Cost $33,890,824*)                                              39,133,905

LIABILITIES IN EXCESS OF OTHER ASSETS (2.3%)                          (892,491)
                                                                   -----------
NET ASSETS (100%)                                                  $38,241,414
                                                                   ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security
* Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (Cost-$33,890,824)                       $39,133,905
    Receivable for investments sold                                    957,539
    Dividends and interest receivable                                   20,638
    Prepaid expenses and other assets                                   11,978
                                                                   -----------
      Total Assets                                                  40,124,060
                                                                   -----------
LIABILITIES
    Advisory fee payable                                                28,988
    Administrative services fee payable                                  2,938
    Payable for investments purchased                                1,797,289
    Accrued expenses payable                                            52,991
    Other liabilities                                                      440
                                                                   -----------
      Total Liabilities                                              1,882,646
                                                                   -----------
NET ASSETS
    Capital Stock, $.001 par value                                       2,604
    Paid-in capital                                                 35,840,260
    Accumulated undistributed net investment income                    (27,083)
    Accumulated net realized loss from investments                  (2,817,448)
    Net unrealized appreciation from investments                     5,243,081
                                                                   -----------
      Net Assets                                                   $38,241,414
                                                                   ===========
NET ASSET VALUE
    Net assets                                                     $38,241,414
                                                                   -----------
    Shares outstanding                                               2,603,617
                                                                   -----------
    Net asset value, offering price and redemption
       price per share                                                  $14.69
                                                                        ======

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                        $   81,477
    Dividends                                                           19,102
                                                                    ----------
      Total investment income                                          100,579
                                                                    ----------
EXPENSES:
    Investment Advisory Fees                                            91,917
    Custodian/Sub-custodian Fees                                        23,974
    Administrative Services Fees                                        20,855
    Offering/Organizational costs                                       14,625
    Printing Fees                                                        8,737
    Legal Fees                                                           5,794
    Audit Fees                                                           2,250
    Transfer Agent Fees                                                  1,700
    Directors Fees                                                       1,299
    Interest Expense                                                        59
    Miscellaneous Expenses                                                 849
                                                                    ----------
                                                                       172,059
                                                                    ----------
    Less: fees waived, expenses reimbursed and
       transfer agent fee offsets                                      (44,397)
                                                                    ----------
      Total expenses                                                   127,662
                                                                    ----------
        Net investment income loss                                     (27,083)
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
    Net realized loss from investments                              (2,861,252)
    Net change in unrealized appreciation from investments           4,316,068
                                                                    ----------
    Net realized and unrealized gain from investments                1,454,816
                                                                    ----------
    Net increase in net assets resulting from operations            $1,427,733
                                                                    ==========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                        FOR THE            FOR THE PERIOD
                                                       SIX MONTHS        SEPTEMBER 13, 1999
                                                         ENDED            (COMMENCEMNET OF
                                                     JUNE 30, 2000      OPERATIONS) THROUGH
                                                       (UNAUDITED)       DECEMBER 31, 1999
                                                     -------------      -------------------
FROM OPERATIONS:
  Net investment income (loss)                        $   (27,083)          $       66
  Net realized gain (loss) from investments            (2,861,252)              44,291
  Net change in unrealized appreciation
    from investments                                    4,316,068              927,013
                                                      -----------           ----------
    Net increase in net assets resulting
      from operations                                   1,427,733              971,370
                                                      -----------           ----------
FROM DIVIDENDS:
  Dividends from net investment income                          0              (35,553)
                                                      -----------           ----------
    Net decrease in net assets from dividends                   0              (35,553)
                                                      -----------           ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                         31,309,978            5,704,415
  Reinvestment from dividends                                   0               35,553
  Net asset value of shares redeemed                   (1,120,529)             (51,553)
                                                      -----------           ----------
  Net increase in net assets from
    capital share transactions                         30,189,449            5,688,415
                                                      -----------           ----------
  Net increase in net assets                           31,617,182            6,624,232

NET ASSETS:
  Beginning of period                                   6,624,232                    0
                                                      -----------           ----------
  End of period                                       $38,241,414           $6,624,232
                                                      ===========           ==========
  UNDISTRIBUTED NET INVESTMENT LOSS                   $   (27,083)          $        0
                                                      ===========           ==========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD
                                                         FOR THE SIX    SEPTEMBER 13, 1999
                                                        MONTHS ENDED    (COMMENCEMENT OF
                                                        JUNE 30, 2000  OPERATIONS) THROUGH
                                                         (UNAUDITED)    DECEMBER 31, 1999
                                                        -------------  -------------------
PER SHARE DATA
  Net asset value, beginning of period                     $ 13.07           $10.00
                                                           -------           ------
INVESTMENT ACTIVITIES:
  Net investment income                                       0.04             0.04
  Net gains from investments (both realized and
   unrealized)                                                1.58             3.14
                                                           -------           ------
      Total from investment activities                        1.62             3.18
                                                           -------           ------
LESS DIVIDENDS:
  Dividends from net investment income                        0.00            (0.11)
                                                           -------           ------
NET ASSET VALUE, END OF PERIOD                             $ 14.69           $13.07
                                                           =======           ======
      Total return                                           12.39%(1)        31.95%(1)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $38,241           $6,624
    Ratio of expenses to average net assets                   1.26%(2)(3)      1.25%(2)(3)
    Ratio of net income to average net assets                 (.27)%(2)         .01%(2)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements.                    .43%(2)         9.91%(2)
Portfolio turnover rate                                      74.41%           31.21%

--------------------------------------------------------------------------------

(1) Non-annualized.
(2) Annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01% for the six months ended June 30, 2000 and had no effect for the period ended December 31, 1999. The Portfolio's operating expense ratio after reflecting these arrangements was 1.25% for the six months ended June 30, 2000 and 1.25% for the period ended December 31, 1999.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust (the "Trust"), a Massachusetts Business Trust, is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, and currently offers six investment Portfolios (the "Portfolios"). The accompanying financial statements and notes thereto relate to the Emerging Growth Portfolio (the "Portfolio").

   The Portfolio is non-diversified with an investment objective that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   The net asset value ("NAV") of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Security transactions are accounted for on a trade basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date the Portfolio commenced its operations.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds managed by Credit Suisse Asset Management LLC ("CSAM"), can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At June 30, 2000, the Portfolio had investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The Portfolio has an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the six months ended June 30, 2000, the Portfolio received credits or reimbursements in the amount of $746.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as the Portfolio's investment adviser. For its investment advisory services, CSAM receives a fee of 0.90% of the Portfolio's average daily net assets:

   For the period ended June 30, 2000, investment advisory fees, voluntary waivers and reimbursements were as follows:


           GROSS                          NET            EXPENSE
       ADVISORY FEE      WAIVER      ADVISORY FEE     REIMBURSEMENTS
       ------------     --------     -------------    --------------
          $91,917       $(9,492)        $82,425          $(23,946)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a wholly-owned subsidiary of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), also serve as each Portfolio's co-administrator. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolios' average daily net assets.

   For the six months ended June 30, 2000, co-administrative services fees earned by CSAMSI amounted to $10,213.

   For its administrative services to the Portfolio, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:


           AVERAGE DAILY NET ASSETS               ANNUAL RATE
           ------------------------    ---------------------------------
           First $500 million          .100% of average daily net assets
           Next $1 billion             .075% of average daily net assets
           Over $1.5 billion           .050% of average daily net assets



   For the six months ended June 30, 2000, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:


                GROSS                                      NET
        CO-ADMINISTRATION FEE     WAIVER         CO-ADMINISTRATION FEE
        ---------------------    --------        ---------------------
              $10,642            $(10,213)                $429

   Provident Distributors, Inc. serves as distributor of the Portfolio's shares without compensation. Effective August 1, 2000, Credit Suisse Asset Management Securities, Inc. will become distributor to the Trust without compensation.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT

   The Portfolio, together with other Funds advised by CSAM, have established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At June 30, 2000, there were no loans outstanding for the Portfolio.

4. INVESTMENTS IN SECURITIES

   For the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) were $43,664,378 and $14,177,002, respectively.

   At June 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:



                                                   NET UNREALIZED
        UNREALIZED             UNREALIZED           APPRECIATION
       APPRECIATION           DEPRECIATION         (DEPRECIATION)
       ------------          --------------        -------------
         $6,406,158           $(1,163,077)          $5,243,081

5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.

   Transactions in shares of each Portfolio were as follows:

                                                      FOR THE
                                                     SIX MONTHS        FOR THE
                                                        ENDED           YEAR
                                                      JUNE 30,          ENDED
                                                        2000         DECEMBER 31,
                                                     (UNAUDITED)        1999*
                                                     -----------     -----------
Shares sold                                           2,168,827        508,976
Shares issued to shareholders on reinvestment
   of dividends and distributions                             0          3,097
Shares redeemed                                         (72,068)        (5,215)
                                                      ---------        -------
Net increase  in shares outstanding                   2,096,759        506,858
                                                      =========        =======

----------
*  Inception date September 13, 1999.

                                [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                      800-222-8977 (BULLET) www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMG-3-0600


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================================================================================


Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(r). Since 1875, Prudential has been helping individuals and families meet their financial needs.


================================================================================


In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In a effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.



?Prudential Insurance Company of America                              PRSRT.STD
Office Park                                                         U.S. POSTAGE
18507-1789                                                              PAID
333                                                                  SUMMIT NJ
                                                                    Permit # 657


                                [GRAPHIC OMITTED]
                              Printed in the U.S.A.               DP.RS.001.0700
                                on recycled paper.         INST-20000921-A004842